     FINANCIAL
     DIRECTION                     January 2, 1997


     [THE PILOT FUNDS LOGO]                           PILOT DIVERSIFIED
                                                      BOND INCOME FUND

                                                      PILOT INTERMEDIATE
                                                      U.S. GOVERNMENT
                                                      SECURITIES FUND

                                                      PILOT U.S. GOVERNMENT
                                                      SECURITIES FUND

                                                      PILOT INTERMEDIATE
                                                      MUNICIPAL BOND FUND

                                                      PILOT MUNICIPAL
                                                      BOND FUND

                                                      Pilot Shares

       The
     Pilot
       Funds
                                                      PROSPECTUS ENCLOSED

                               TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
EXPENSE SUMMARY....................................................................................     3
FINANCIAL HIGHLIGHTS...............................................................................     5
INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS...................................................     7
     Pilot Diversified Bond Income Fund............................................................     7
     Pilot Intermediate U.S. Government Securities Fund and Pilot U.S. Government Securities
      Fund.........................................................................................     7
     Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund..........................     8
  PORTFOLIO INSTRUMENTS AND PRACTICES..............................................................     9
  RISK FACTORS.....................................................................................    15
  FUNDAMENTAL LIMITATIONS..........................................................................    15
INVESTING IN THE PILOT FUNDS.......................................................................    16
  HOW TO BUY SHARES................................................................................    16
  HOW TO SELL SHARES...............................................................................    16
  DIVIDENDS AND DISTRIBUTIONS......................................................................    17
EXCHANGE PRIVILEGE.................................................................................    18
THE PILOT FAMILY OF FUNDS..........................................................................    18
THE BUSINESS OF THE FUND...........................................................................    19
  FUND MANAGEMENT..................................................................................    19
  TAX IMPLICATIONS.................................................................................    21
  MEASURING PERFORMANCE............................................................................    23

                                THE PILOT FUNDS

                             [THE PILOT FUNDS LOGO]

         PROSPECTUS FOR PILOT SHARES OF PILOT DIVERSIFIED BOND INCOME,
PILOT INTERMEDIATE U.S. GOVERNMENT SECURITIES, PILOT U.S. GOVERNMENT SECURITIES,
        PILOT INTERMEDIATE MUNICIPAL BOND AND PILOT MUNICIPAL BOND FUNDS

January 2, 1997
--------------------------------------------------------------------------------

    PILOT FUND                        GOAL                            FOR INVESTORS WHO WANT
------------------    -------------------------------------    -------------------------------------
DIVERSIFIED BOND      Current income consistent with           Current income from debt securities
INCOME                preservation of capital by investing     and are willing to accept
                      primarily in debt securities. The        fluctuations in price and yield.
                      Fund seeks total return as a
                      secondary objective and will have an
                      average weighted maturity of from
                      five to fifteen years.
----------------------------------------------------------------------------------------------------
INTERMEDIATE U.S.     Total return and preservation of         Capital appreciation over the long
GOVERNMENT            capital by investing primarily in        term as well as current income from
SECURITIES            U.S. Government securities and           U.S. Government securities and less
                      repurchase agreements. The Fund will     principal volatility than normally
                      emphasize the capital appreciation       associated with a long-term fund.
                      component of total return. The Fund
                      will generally have an average
                      weighted maturity of from three to
                      ten years.
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT       Total return and preservation of         Capital appreciation over the long
SECURITIES            capital by investing primarily in        term as well as current income from
                      U.S. Government securities and           U.S. Government securities and are
                      repurchase agreements. The Fund will     willing to accept fluctuations in
                      emphasize the capital appreciation       price and yield.
                      component of total return. The Fund
                      will generally have an average
                      weighted maturity of from five to
                      thirty years.
----------------------------------------------------------------------------------------------------
INTERMEDIATE          Current income free of federal income    Current income that is free from
MUNICIPAL BOND        tax as is consistent with                regular federal income tax and less
                      preservation of capital through          principal volatility than normally
                      investments primarily in investment      associated with a long-term fund.
                      grade municipal obligations. The Fund
                      will generally have an average
                      weighted maturity of from three to
                      ten years.
----------------------------------------------------------------------------------------------------
MUNICIPAL BOND        Current income free of federal income    Current income that is free from
                      tax as is consistent with                regular federal income tax and are
                      preservation of capital through          willing to accept fluctuations in
                      investments primarily in investment      price and yield.
                      grade municipal obligations. The Fund
                      will generally have an average
                      weighted maturity of from five to
                      thirty years.
----------------------------------------------------------------------------------------------------

FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BOATMEN'S TRUST COMPANY OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE AMOUNT OF DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN. BOATMEN'S TRUST COMPANY SERVES AS INVESTMENT ADVISER TO THE FUNDS, IS PAID A FEE FOR ITS SERVICES, AND IS NOT AFFILIATED WITH PILOT FUNDS DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR.


This Prospectus describes Pilot Shares of Pilot Diversified Bond Income, Pilot Intermediate U.S. Government Securities, Pilot U.S. Government Securities, Pilot Intermediate Municipal Bond and Pilot Municipal Bond Funds. Pilot Shares are sold by Pilot Funds Distributors, Inc. and selected broker-dealers to Boatmen's Trust Company, St. Louis, Missouri ("Boatmen's") and its affiliated banks acting on behalf of themselves and persons maintaining qualified trust, agency or custodial accounts at such banks. Pilot Shares are sold and redeemed without payment of any purchase or redemption charge imposed by the Funds, although Boatmen's and its affiliated banks may charge their customer accounts for services provided in connection with the purchase or redemption of shares. This Prospectus describes concisely the information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.


More information about the Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained free upon request by calling 800/71-PILOT. The Statement of Additional Information, as it may be revised from time to time, is dated January 2, 1997 and is incorporated by reference into (considered a part of ) the Prospectus.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of a Fund.

ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.

Below is information regarding the Funds' shareholder transaction expenses and the operating expenses which the Funds expect to incur during the current fiscal year on their Pilot Shares. Examples based on this information are also provided.

                                  PILOT SHARES


                                                                      INTERMEDIATE
                                                   DIVERSIFIED           U.S.               U.S.
                                                      BOND            GOVERNMENT         GOVERNMENT     INTERMEDIATE
                                                     INCOME           SECURITIES         SECURITIES      MUNICIPAL      MUNICIPAL
                                                      FUND               FUND               FUND         BOND FUND      BOND FUND
                                                   -----------        -----------        -----------    ------------    ---------
SHAREHOLDER TRANSACTION EXPENSES:
    Front End Sales Charge Imposed on Purchases
       (as a percentage of offering price)......       None                  None               None        None           None
    Sales Charge Imposed on Reinvested
       Dividends................................       None                  None               None        None           None
    Deferred Sales Charge.......................       None                  None               None        None           None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS
  AND EXPENSE REIMBURSEMENTS (as a percentage of
  average net assets):
    Management Fees (after waivers)(1)..........       0.50%                 0.55%              0.55%       0.55%          0.55%
    Distribution Payments.......................       0.00%                 0.00%              0.00%       0.00%          0.00%
    Other Expenses (after expense
       reimbursements)(1).......................       0.25%                 0.23%              0.27%       0.24%          0.25%
                                                    -------               -------            -------      ------         --------
    Total Fund Operating Expenses After Fee
       Waivers
       and Expense Reimbursements(1)............       0.75%                 0.78%              0.82%       0.79%          0.80%
                                                    =======               =======            =======      ======         =======


---------------


This expense information is provided to help you understand the expenses you would bear either directly (as with the transaction expenses) or indirectly (as with the annual operating expenses) as a shareholder of one of the Funds.



(1) The Adviser and the Administrator have voluntarily agreed to waive fees and reimburse expenses of each Fund. The information in the table gives effect to these waivers and reimbursements with respect to the Diversified Bond Income Fund. Without such waivers and reimbursements, as a percentage of net assets, the management fees, other expenses and total operating expenses of the Diversified Bond Income Fund would be .55%, .77% and 1.32%, respectively. After giving effect to waivers and reimbursements for the Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund, the management fees would be .35%, .40%, .40% and .45%, respectively, other expenses would be .22%, .25%, .23% and .24%, respectively, and total operating expenses would be .57%, .65%, .63% and .69%, respectively. All waivers and reimbursements are voluntary and may be terminated at any time with respect to any Fund at the discretion of the Adviser or the Administrator and without the consent of the Funds, except that the Adviser has voluntarily agreed to limit total operating expenses of the Pilot Shares of the Diversified Bond Income Fund to .75% until February 1, 1998. Expense figures for Diversified Bond Income Fund are based on estimates for the Fund's first fiscal year.

EXAMPLE: Assume that the annual return on each of the Funds is 5%, and that their operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:


                                             1             3             5            10
                                           YEAR          YEARS         YEARS         YEARS
                                           AFTER         AFTER         AFTER         AFTER
                                          PURCHASE      PURCHASE      PURCHASE      PURCHASE
                                          --------      --------      --------      --------
PILOT DIVERSIFIED BOND INCOME FUND
Pilot Shares..........................      $ 8           $24             *             *
PILOT INTERMEDIATE U.S. GOVERNMENT
  SECURITIES FUND
Pilot Shares..........................      $ 8           $25           $43          $ 97
PILOT U.S. GOVERNMENT SECURITIES FUND
Pilot Shares..........................      $ 8           $26           $46          $101
PILOT INTERMEDIATE MUNICIPAL BOND FUND
Pilot Shares..........................      $ 8           $25           $44          $ 98
PILOT MUNICIPAL BOND FUND
Pilot Shares..........................      $ 8           $26           $44          $ 99



The Example shown above should not be considered a representation of future investment returns or operating expenses.



* Pilot Diversified Bond Income Fund is new, having commenced operations on October 21, 1996. Because operating expenses are based on estimates, examples are not shown for the 5 and 10 year periods.

                                THE PILOT FUNDS
                              FINANCIAL HIGHLIGHTS


The following data with respect to a Share of Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund outstanding during the periods indicated have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference and attached to the Statement of Additional Information, and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information. Information about the performance of the Funds is also available in their annual report to shareholders which is available upon request and without charge by writing to the address on the front of this Prospectus. The following data with respect to a Share of Pilot Diversified Bond Income Fund outstanding during the period indicated is unaudited.


THE PILOT FUNDS
--------------------------------------------------------------------------------

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period
--------------------------------------------------------------------------------
Pilot Diversified Bond Income Fund

                                                      INCOME FROM INVESTMENT OPERATIONS
                                                   ----------------------------------------
                                                                 NET REALIZED      TOTAL
                                                                AND UNREALIZED     INCOME     DIVIDENDS    DIVIDENDS   NET ASSET
                                 NET ASSET VALUE      NET          GAIN ON          FROM       FROM NET    FROM NET    VALUE AT
                                  AT BEGINNING     INVESTMENT     INVESTMENT     INVESTMENT   INVESTMENT   REALIZED     END OF
                                    OF PERIOD        INCOME      TRANSACTIONS    OPERATIONS     INCOME       GAINS      PERIOD
                                 ---------------   ----------   --------------   ----------   ----------   ---------   ---------
FOR THE PERIOD ENDED
NOVEMBER 30,
-------------------------------
1996--Pilot Shares(b)..........      $ 10.00         $ 0.06          $0.18         $ 0.24       $(0.06)          --     $ 10.18
1996--Class A Shares(b)........        10.00           0.06           0.19           0.25        (0.06)          --       10.19
1996--Class B Shares(b)........        10.00           0.06           0.18           0.24        (0.06)          --       10.18

---------------------------------------------------------------------------------------------------------------------------------

Pilot Intermediate U.S. Government Securities Fund

FOR THE YEAR ENDED AUGUST 31,
-------------------------------
1996--Pilot Shares.............  $       10.44     $    0.59    $      (0.23)    $    0.36    $   (0.59)   $  (0.05)   $  10.16
1996--Class A Shares...........          10.44          0.57           (0.23)         0.34        (0.57)      (0.05)      10.16
1995--Pilot Shares(g)..........          10.00          0.56            0.44          1.00        (0.56)         --       10.44
1995--Class A Shares(f)........           9.98          0.45            0.46          0.91        (0.45)         --       10.44

                                                                                                      RATIO INFORMATION ASSUMING NO
                                                                                                          FEE WAIVER OR EXPENSE
                                                                                                              REIMBURSEMENT
                                                                                                      -----------------------------
                                                             RATIO OF NET                                             RATIO OF NET
                                               RATIO OF       INVESTMENT                 NET ASSETS     RATIO OF       INVESTMENT
                                               EXPENSES         INCOME       PORTFOLIO   AT END OF     EXPENSES TO       INCOME
                                   TOTAL      TO AVERAGE      TO AVERAGE     TURNOVER      PERIOD        AVERAGE       TO AVERAGE
                                 RETURN(c)    NET ASSETS      NET ASSETS       RATE      (IN 000'S)    NET ASSETS      NET ASSETS
                                 ---------   -------------   -------------   ---------   ----------   -------------   -------------
FOR THE PERIOD ENDED
NOVEMBER 30,
-------------------------------
1996--Pilot Shares(b)..........     2.45%         0.65%           5.70%          30%      $125,410         0.72%           5.63%
1996--Class A Shares(b)........     2.54          0.33            2.94           30            157         0.84            2.43
1996--Class B Shares(b)........     2.44          0.46            3.89           30             76         0.71            3.64


---------------------------------------------------------------------------------------------------------------------------------

Pilot Intermediate U.S. Government Securities Fund

FOR THE YEAR ENDED AUGUST 31,
-----------------------------
1996--Pilot Shares.............     3.52%         0.57%           5.68%          73%     $ 230,030         0.78%           5.47%
1996--Class A Shares...........     3.33          0.72            5.45           73            932         1.03            5.14
1995--Pilot Shares(g)..........    10.21          0.57 (d)        6.65 (d)       87        165,441         0.87 (d)        6.35 (d)
1995--Class A Shares(f)........     9.31          0.72 (d)        6.27 (d)       87            499         1.12 (d)        5.87 (d)



------------

(a)  Class A share activity commenced February 7, 1995.
(b)  Share activity commenced October 21, 1996.
(c)  Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if sales charge were taken for Class A or Class B shares. Total return is not annualized.
(d)  Annualized.
(e)  Class B share activity commenced November 11, 1994.
(f)  Class A share activity commenced December 21, 1994.
(g)  Pilot share activity commenced November 7, 1994.

THE PILOT FUNDS
--------------------------------------------------------------------------------

Financial Highlights (continued)
--------------------------------------------------------------------------------
Pilot U.S. Government Securities Fund

                                                      INCOME FROM INVESTMENT OPERATIONS
                                                   ----------------------------------------
                                                                 NET REALIZED      TOTAL                   DIVIDENDS
                                       NET ASSET                AND UNREALIZED     INCOME     DIVIDENDS    IN EXCESS    DIVIDENDS
                                       VALUE AT       NET          GAIN ON          FROM       FROM NET      OF NET     FROM NET
                                       BEGINNING   INVESTMENT     INVESTMENT     INVESTMENT   INVESTMENT   INVESTMENT   REALIZED
                                       OF PERIOD     INCOME      TRANSACTIONS    OPERATIONS     INCOME       INCOME       GAINS
                                       ---------   ----------   --------------   ----------   ----------   ----------   ---------
FOR THE YEAR ENDED AUGUST 31,
-----------------------------
1996--Pilot Shares...................   $ 11.20      $ 0.61         $(0.22)        $ 0.39       $(0.61)          --      $ (0.45)
1996--Class A Shares.................     11.19        0.59          (0.20)          0.39        (0.59)          --        (0.45)
1996--Class B Shares.................     11.19        0.51          (0.22)          0.29        (0.51)          --        (0.45)
1995--Pilot Shares(g)................     10.00        0.56           1.20           1.76        (0.56)          --           --
1995--Class A Shares(a)..............     10.48        0.37           0.71           1.08        (0.37)          --           --
1995--Class B Shares(b)..............     10.05        0.46           1.14           1.60        (0.46)          --           --

----------------------------------------------------------------------------------------------------------------------------------

Pilot Intermediate Municipal Bond Fund

1996--Pilot Shares...................   $ 10.49      $ 0.48         $(0.13)        $ 0.35       $(0.48)          --      $ (0.02)
1996--Class A Shares.................     10.49        0.46          (0.11)          0.35        (0.46)          --        (0.02)
1995--Pilot Shares(g)................     10.00        0.41           0.49           0.90        (0.41)          --           --
1995--Class A Shares(e)..............      9.88        0.37           0.61           0.98        (0.37)          --           --

----------------------------------------------------------------------------------------------------------------------------------

Pilot Municipal Bond Fund

1996--Pilot Shares...................   $ 10.70      $ 0.57         $ 0.01         $ 0.58       $(0.56)      $(0.01)     $ (0.03)
1996--Class A Shares.................     10.70        0.54           0.01           0.55        (0.53)       (0.01)       (0.03)
1996--Class B Shares.................     10.65        0.45             --           0.45        (0.44)       (0.01)       (0.03)
1995--Pilot Shares(g)................     10.00        0.48           0.70           1.18        (0.48)          --           --
1995--Class A Shares(a)..............     10.37        0.34           0.33           0.67        (0.34)          --           --
1995--Class B Shares(f)..............     10.02        0.33           0.63           0.96        (0.33)          --           --

                                                                                RATIO OF NET
                                       NET ASSET                                 INVESTMENT                NET ASSETS
                                       VALUE AT             RATIO OF EXPENSES    INCOME TO     PORTFOLIO   AT END OF
                                        END OF     TOTAL     TO AVERAGE NET     AVERAGE NET    TURNOVER      PERIOD
                                        PERIOD     RETURN(c)      ASSETS           ASSETS        RATE      (IN 000'S)
                                       ---------   ------   -----------------   ------------   ---------   ----------
FOR THE YEAR ENDED AUGUST 31,
-----------------------------
1996--Pilot Shares...................   $ 10.53     3.46%          0.65%            5.61%          87%      $145,066
1996--Class A Shares.................     10.54     3.44           0.85             5.44           87            632
1996--Class B Shares.................     10.52     2.43           1.65             4.60           87          1,237
1995--Pilot Shares(g)................     11.20    18.03           0.62(d)          6.45(d)       132        137,261
1995--Class A Shares(a)..............     11.19    10.41           0.82(d)          5.76(d)       132             87
1995--Class B Shares(b)..............     11.19    16.19           1.62(d)          5.19(d)       132            146

----------------------------------------------------------------------------------------------------------------------------------

Pilot Intermediate Municipal Bond Fund

1996--Pilot Shares...................   $ 10.34     3.43%          0.63%            4.60%          12%      $218,902
1996--Class A Shares.................     10.36     3.45           0.78             4.38           12            764
1995--Pilot Shares(g)................     10.49     9.16           0.58(d)          4.90(d)         8        196,209
1995--Class A Shares(e)..............     10.49    10.03           0.73(d)          4.60(d)         8            232

----------------------------------------------------------------------------------------------------------------------------------

Pilot Municipal Bond Fund

1996--Pilot Shares...................   $ 10.68     5.44%          0.69%            5.20%          18%      $187,939
1996--Class A Shares.................     10.68     5.23           0.92             4.91           18          1,755
1996--Class B Shares.................     10.62     4.31           1.68             4.16           18          1,259
1995--Pilot Shares(g)................     10.70    12.00           0.67(d)          5.63(d)        10        150,934
1995--Class A Shares(a)..............     10.70     6.54           0.87(d)          5.26(d)        10            340
1995--Class B Shares(f)..............     10.65     9.62           1.67(d)          4.48(d)        10            448


                                        RATIO INFORMATION ASSUMING NO
                                            FEE WAIVER OR EXPENSE
                                                REIMBURSEMENT
                                       --------------------------------
                                                           RATIO OF NET
                                                            INVESTMENT
                                       RATIO OF EXPENSES    INCOME TO
                                        TO AVERAGE NET     AVERAGE NET
                                            ASSETS            ASSETS
                                       -----------------   ------------
FOR THE YEAR ENDED AUGUST 31,
-----------------------------
1996--Pilot Shares...................         0.82%            5.44%
1996--Class A Shares.................         1.07             5.22
1996--Class B Shares.................         1.82             4.43
1995--Pilot Shares(g)................         0.87(d)          6.20(d)
1995--Class A Shares(a)..............         1.12(d)          5.46(d)
1995--Class B Shares(b)..............         1.87(d)          4.94(d)

-----------------------------------------------------------------------

Pilot Intermediate Municipal Bond Fund

1996--Pilot Shares...................         0.79%            4.44%
1996--Class A Shares.................         1.03             4.13
1995--Pilot Shares(g)................         0.81(d)          4.67(d)
1995--Class A Shares(e)..............         1.06(d)          4.27(d)

-----------------------------------------------------------------------

Pilot Municipal Bond Fund

1996--Pilot Shares...................         0.80%            5.09%
1996--Class A Shares.................         1.08             4.75
1996--Class B Shares.................         1.79             4.05
1995--Pilot Shares(g)................         0.86(d)          5.44(d)
1995--Class A Shares(a)..............         1.11(d)          5.02(d)
1995--Class B Shares(f)..............         1.86(d)          4.29(d)


---------------
(a) Class A share activity commenced February 7, 1995.
(b) Class B share activity commenced November 10, 1994.
(c) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if sales charge were taken for Class A or Class B shares. Total return is not annualized.
(d) Annualized.
(e) Class A share activity commenced November 18, 1994.
(f) Class B share activity commenced December 27, 1994.
(g) Pilot share activity commenced November 7, 1994.

INVESTMENT OBJECTIVES, POLICIES
AND RISK FACTORS

The Pilot Funds uses a variety of different investments and investment techniques in seeking to achieve a Fund's investment objective. Each Fund does not use all of the investments and investment techniques described below, which involve various risks, and which are also described in the following sections. You should consider which Funds best meet your investment goals. Although each Fund will attempt to attain its investment objective, there can be no assurance it will be successful. Shareholder approval is not required to change the investment objective of a Fund. However, shareholders will be given at least 30 days' prior written notice in the event of a change in a Fund's investment objective. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise stated, each investment policy described below may be changed at any time by The Pilot Funds' Board of Trustees without shareholder approval.

Pilot Diversified Bond Income Fund

Pilot Diversified Bond Income Fund offers investors a means of participating in the fixed income securities market.

The investment objective of Pilot Diversified Bond Income Fund is to seek current income consistent with preservation of capital by investing primarily in debt securities. The Fund seeks total return as a secondary objective. While there are no restrictions on the maturity of individual securities on the maturity of individual securities selected by the Fund, the Fund's average weighted maturity will be between five and fifteen years except during temporary defensive periods or unusual market conditions.


Under normal circumstances, Pilot Diversified Bond Income Fund invests at least 65% of its total assets in "bonds," which term refers to instruments identified as bonds as well as other debt securities, such as debentures, notes, asset-backed and mortgage-backed securities, variable and floating rate instruments, zero coupon and stripped securities, participations and trust receipts, American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and cash equivalents, and includes obligations of U.S. and foreign corporate and government issuers. ADRs are receipts typically issued by a United States bank or trust company, and EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities. ADRs, in registered form, are designed for use in the United States securities markets, while EDRs, in bearer form, are generally designed for use in the European securities markets. These securities may not be denominated in the same currency as the securities they represent. The Fund does not currently intend to invest more than 5% of its total assets in foreign securities. "Cash equivalents" include commercial paper (which is unsecured promissory notes issued by corporations); certificates of deposit, bankers' acceptances, notes and time deposits issued or supported by U.S. or foreign banks and savings institutions; repurchase agreements; variable or floating rate notes; U.S. Government obligations; and money market mutual fund shares.


The Fund will purchase only those debt securities rated A or better by at least one Nationally Recognized Statistical Rating Organization ("NRSRO") or, if unrated, determined by the Adviser to be of comparable quality. If a portfolio security ceases to be rated at least A or if the Adviser determines that an unrated security held by the Fund is no longer of comparable quality, the Fund may continue to hold that security so long as the security is rated at least BBB (or its equivalent) by at least one NRSRO or, if unrated, is determined by the Adviser to be of comparable quality. The value of such downgraded securities will not exceed 35% of the Fund's total assets.


The Fund may also invest in futures contracts and options. From time to time, the Fund may also hold uninvested cash reserves which do not earn income. For a further description of the Fund's policies with respect to its investments, see "Portfolio Instruments and Practices" and "Risk Factors" below.


The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates.

Pilot Intermediate U.S. Government Securities Fund and Pilot U.S. Government Securities Fund


Pilot Intermediate U.S. Government Securities Fund and Pilot U.S. Government Securities Fund (sometimes referred to together as the "Government Funds") offer investors two alternatives for participating in the fixed income securities market with a concentration in U.S. Government securities. The average weighted maturity of Pilot Intermediate U.S. Government Securities Fund is normally expected to be shorter than that of Pilot U.S. Government Securities Fund.


The investment objective of each Fund is to seek total return and preservation of capital by investing primarily in U.S. Government securities and repurchase agreements collateralized by such securities. Each Fund will emphasize the capital appreciation component of total return. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions, the average weighted maturity of Pilot Intermediate U.S. Government Securities Fund will be between three and ten years (ordinarily less than seven years) and the average weighted maturity of Pilot U.S. Government Securities Fund will be between five and thirty years.


Each Fund invests at least 65% of its total assets in U.S. Government securities and repurchase agreements collateralized by such securities. Each Fund may invest in a variety of U.S. Government securities, including U.S. Treasury bonds, notes and bills, and obligations of a number of U.S. Government agencies and instrumentalities. Each Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities have historically had a very low risk of loss of principal if held to maturity. The Funds, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally required to do so.

Each Fund may also invest up to 35% of its total assets in debt securities of U.S. and foreign corporate and foreign government issuers, ADRs and EDRs, zero coupon bonds and cash equivalents. See "Pilot Diversified Bond Income Fund" above for a description of ADRs and EDRs and cash equivalents. The Funds will purchase only those investments which are rated investment grade by at least one NRSRO or, if unrated, are determined by the Adviser to be of comparable quality. If a portfolio security held by a Fund ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated portfolio security held by a Fund is no longer of comparable quality to an investment grade security, the security will be sold in an orderly manner as quickly as possible. Obligations in the lowest of the top four rating categories ("BBB" or "Baa") have certain speculative characteristics and are subject to more credit and market risk than securities with higher ratings.


Additionally, each Fund may also invest in futures contracts and options. From time to time, each Fund may also hold uninvested cash reserves which do not earn income. For a further description of the Funds' policies with respect to its investments, see "Portfolio Instruments and Practices" and "Risk Factors" below.


The value of each Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates.

Pilot Intermediate Municipal Bond Fund
and Pilot Municipal Bond Fund


Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund (sometimes referred to together as the "Municipal Bond Funds") offer investors two alternatives for participating in the municipal securities market. The average weighted maturity of Pilot Intermediate Municipal Bond Fund is normally expected to be shorter than the average weighted maturity of Pilot Municipal Bond Fund.



The investment objective of each Fund is to seek current income free of federal income tax as is consistent with preservation of capital. Each Fund seeks to attain its objective by investing its assets primarily in debt obligations of states, territories and possessions of the United States, the District of Columbia and of their agencies, authorities, instrumentalities and political sub-divisions ("Municipal Obligations") that are rated investment grade or above by one or more NRSROs at the time of purchase. Obligations purchased by a Fund that have not been assigned a rating will be determined by the Adviser to be of comparable quality. See "Pilot Intermediate U.S. Government Securities Fund and Pilot U.S. Government Securities Fund" above for a description of the risks associated with investment in securities with the lowest investment grade ratings. If a portfolio security ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated portfolio security held by a Fund is no longer of comparable quality to an investment grade security, the security will be sold in an orderly manner as quickly as possible. While each Fund has the flexibility to invest in Municipal Obligations with short, medium or long term maturities, except during temporary defensive periods or unusual market conditions, the average weighted maturity of Pilot Intermediate Municipal Bond Fund will be between three and ten years (ordinarily less than seven years), and the average weighted maturity of Pilot Municipal Bond Fund will be between five and thirty years.


Under normal market and economic conditions, each Fund will invest at least 80% of its net assets in Municipal Obligations the interest on which is exempt from regular federal income tax. In addition, under normal market conditions each Fund may invest up to 20% of its net assets in taxable instruments, including zero coupon bonds, cash equivalents and certain so-called private activity bonds, which are a type of obligation that, although exempt from regular federal income tax, may be subject to the federal alternative minimum tax. See "Pilot Diversified Bond Income Fund" above for a description of cash equivalents. The Funds may also invest in futures contracts and options. From time to time, each Fund may also hold uninvested cash reserves that do not earn income. For a further description of the Funds' policies with respect to Municipal Obligations and other instruments, see "Portfolio Instruments and Practices" and "Risk Factors" below.

Although the MUNICIPAL BOND FUNDS do not presently intend to do so on a regular basis, either Fund may invest more than 25% of its total assets in Municipal Obligations the interest on which comes solely from revenues of similar projects. When a Fund's assets are concentrated in obligations payable from revenues of similar projects or issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated. Payment on Municipal Obligations held by a Municipal Bond Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Should a foreclosure occur, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted Municipal Obligation.

The value of each Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates.

PORTFOLIO INSTRUMENTS AND PRACTICES

--U.S. Government Obligations. EACH FUND may invest in securities issued or guaranteed by the U.S. Government, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities. Securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by certain U.S. Government agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the U.S. Treasury; others, like the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, including the Federal National Mortgage Association, are backed by the discretionary ability of the U.S. Government to purchase the entity's obligations; and still others, like the Student Loan Marketing Association, are backed solely by the issuer's credit. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity were it not required to do so by law.

--Asset-Backed and Mortgage-Backed Securities. EACH FUND may invest in asset-backed securities (i.e., securities backed by installment sale contracts, credit card receivables or other assets). In addition, each Fund may make significant investments in U.S. Government securities that are backed by adjustable or fixed rate mortgage loans. The rate of prepayments on asset-backed instruments and hence the life of the security, will be primarily a function of current market rates and current conditions in the relevant market. In calculating the average weighted maturity of a Fund's portfolio, the maturity of asset-backed instruments will be based on estimates of average life. The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent a Fund purchases asset-backed securities at a premium, prepayments (which often may be made at any time without penalty) may result in some loss of a Fund's principal investment to the extent of any premiums paid.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. Government. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or the value of a Fund's shares. Also, GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs. Each Fund may also invest in mortgage-backed securities of other issuers, such as the Federal National Mortgage Association, which are not guaranteed by the U.S. Government. Moreover, each Fund may invest in debt securities which are secured with collateral consisting of mortgage-backed securities and in other types of mortgage-related securities. Unscheduled or early payments on the underlying mortgage may shorten the effective maturities of mortgage-backed securities and lessen their growth potential. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return on reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund does not appreciate as rapidly as the price of non-callable debt securities.

--Municipal Obligations. Each of the MUNICIPAL BOND FUNDS will invest primarily in Municipal Obligations. The two principal classifications of Municipal Obligations are "general obligation" securities (which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source). A third type of Municipal Obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it then draws on a reserve fund, the restoration of which is a moral commitment but not a legal requirement of the state or municipality which created the issuer. Private activity bonds (such as bonds issued by industrial development authorities) are usually revenue securities issued by or for public authorities to finance a privately operated facility and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Within the principal classifications described above there are a variety of categories including municipal leases and certificates of participation. Municipal lease obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Adviser, under the supervision of the Board of Trustees, will determine the credit quality of any unrated municipal leases on an on-going basis, including an assessment of the likelihood that the lease will not be canceled.

Securities acquired by each of the Municipal Bond Funds may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Obligations. Such Obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATs") and "Municipal Zero-Coupon Receipts." The Funds may also purchase from time to time participation interests in debt securities held by trusts or financial institutions. A participation interest gives a Fund an undivided interest in the security or securities involved. Participation interests may have fixed, floating or variable rates of interest (although securities held by the issuer may have longer maturities). If a participation interest is unrated, the Adviser will have determined that the interest is of comparable quality to those instruments in which the Fund may invest. For certain participation interests, a Fund will have the right to demand payment for all or any part of the Fund's participation interest, plus accrued interest. As to these instruments, each Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

In addition, each Municipal Bond Fund may also hold other tax-exempt derivative instruments, which may be in the form of tender options bonds, participations, custodial receipts and bonds that have interest rates that re-set inversely to changing short-term rates and/or have imbedded interest rate floors and caps. Many of these derivative instruments are proprietary products that have been recently developed by investment banking firms, and it is uncertain how these instruments will perform under different economic and interest-rate scenarios. In addition, because certain of these instruments are leveraged, their market values may be more volatile than other types of Municipal Obligations and may present greater potential for capital gain or loss. In some cases it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument or other types of Municipal Obligations is tax-exempt and, accordingly, purchases of such securities are based on the opinion of counsel to the sponsors of the instruments. The Pilot Funds and the Adviser rely on these opinions and do not intend to review the bases for them.

Municipal Obligations purchased by the Funds may be backed by letters of credit or guarantees issued by domestic or foreign banks and other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or a guarantee with respect to a Municipal Obligation held by a Fund could have an adverse effect on a Fund's portfolio and the value of its shares. As described below under "Risk Factors-Foreign Securities," foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.


--Corporate Obligations. EACH FUND may purchase corporate bonds and cash equivalents that meet a Fund's quality and maturity limitations. These investments may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, Eurobonds, which are U.S. dollar-denominated obligations of foreign issuers, and Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign issuers in the U.S., and equipment trust certificates. The GOVERNMENT FUNDS and DIVERSIFIED BOND INCOME FUND may also purchase obligations issued by foreign corporations. Corporate bonds are subject to call risk during periods of falling interest rates. Securities with high stated interest rates may be prepaid (or called) prior to maturity, requiring a Fund to invest the proceeds at generally lower interest rates.


Cash equivalents, such as commercial paper and other similar obligations purchased by a Fund that have an original maturity of thirteen months or less, will either have short-term ratings at the time of purchase in the top two categories by one or more NRSROs or be issued by issuers with such ratings. Unrated instruments of these types purchased by a Fund will be determined by the Adviser to be of comparable quality.

--Repurchase Agreements. EACH FUND, except the MUNICIPAL BOND FUNDS, may enter into repurchase agreements which involve a purchase of portfolio securities subject to the seller's agreement to repurchase them at an agreed upon time and price. The Funds will enter into repurchase agreements only with financial institutions (such as banks and broker-dealers) deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Board of Trustees. The term of these agreements is usually from overnight to one week and in any event, the Funds intend that such agreements will not have maturities longer than 60 days.

A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. During the term of any repurchase agreement, the Adviser will monitor the creditworthiness of the seller, and the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Because of the seller's repurchase obligation, the securities subject to repurchase agreements do not have maturity limitations.

--Reverse Repurchase Agreements. EACH FUND is authorized to make limited borrowings for temporary purposes by entering into reverse repurchase agreements. Under such an agreement a Fund sells portfolio securities to financial institutions (such as banks and broker-dealers) and then buys them back later at an agreed-upon time and price. When a Fund enters into a reverse repurchase agreement it will place in a separate custodial account liquid assets that have a value equal to or more than the price a Fund must pay when it buys back the securities, and the account will be continuously monitored by the Adviser to make sure the appropriate value is maintained. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Interest paid by a Fund in a reverse repurchase or other borrowing transaction will reduce a Fund's income. The Funds will only enter into reverse repurchase agreements to avoid the need to sell portfolio securities to meet redemption requests during unfavorable market conditions.

--Variable and Floating Rate Instruments. EACH FUND may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes, which are instruments under which the indebtedness represented by the instrument as well as its interest rate may vary. Because of the absence of a market in which to resell variable or floating rate instruments, a Fund might have trouble selling an instrument should the issuer default or during periods when a Fund is not permitted by agreement to demand payment of the instrument, and for this or other reasons a loss could occur with respect to the instrument.

--Zero Coupon Securities. EACH FUND may invest in zero coupon securities. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment.

A Fund will be required to include in income daily portions of original issue discount accrued which will cause the Fund to be required to make distributions of such amounts to shareholders annually, even if no payment is received before the distribution date. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

--Stripped Securities. EACH FUND may invest in instruments known as "stripped" securities. These instruments include U.S. Treasury bonds and notes and federal agency obligations on which the unmatured interest coupons have been separated from the underlying obligation. These obligations are usually issued at a discount to their "face value," and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. Each Fund may invest in "interest only" stripped securities that have been issued by a federal instrumentality known as the Resolution Funding Corporation and other stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal Securities program ("STRIPS"). Each Fund may also invest in instruments that have been stripped by their holder, typically a custodian bank or investment brokerage firm, and then resold in a custodian receipt program under names such as TIGRS (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasuries).

In addition, EACH FUND may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

--Participations and Trust Receipts. EACH FUND may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives a Fund an undivided interest in the security in the proportion that a Fund's participation interest or receipt bears to the total principal amount of the security. Each Fund intends only to purchase participations and trust receipts from an entity or syndicate, and do not intend to serve as a co-lender in any such activity.

--When-Issued Purchases, Forward Commitments and Delayed Settlements. EACH FUND may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. Additionally, the Funds may purchase or sell securities on a "delayed settlement" basis.

When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. Delayed settlement refers to a transaction in the secondary market that will settle some time in the future. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. When-issued purchases, forward commitments and delayed settlement transactions are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. In the event a Fund's when-issued purchases, forward commitments and delayed settlement transactions ever exceeded 25% of the value of its total assets, a Fund's liquidity and the ability of the Adviser to manage the Fund might be adversely affected. These transactions will not be entered into for speculative purposes but only in furtherance of a Fund's investment objective.

--Stand-by Commitments. Each of the MUNICIPAL BOND FUNDS may acquire stand-by commitments under which a dealer agrees to purchase certain Municipal Obligations at the Fund's option at a price equal to amortized cost plus interest. These commitments will be used only to assist in maintaining the liquidity of the Funds, and not for trading purposes.

--Other Investment Companies. EACH FUND may invest in the securities of other mutual funds that invest in the particular instruments in which a Fund itself may invest subject to requirements of applicable securities laws. The Trust, on behalf of each of the Funds, has obtained relief from the SEC to permit each Fund to invest any uninvested cash reserves in an amount not to exceed 25% of its total assets in affiliated money market funds. When a Fund invests in another mutual fund, it pays a pro rata portion of the advisory and other expenses of that fund as a shareholder of that fund. These expenses are in addition to the advisory and other expenses a Fund pays in connection with its own operations. The Adviser may waive its advisory fee on that portion of any Fund's assets which are invested in the securities of affiliated money market funds managed by the Adviser or any of its affiliates.

--Securities Lending. EACH FUND may lend securities held in its portfolio to financial institutions (such as banks and broker-dealers) as a means of earning additional income. These loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, securities loans will be made only to financial institutions the Adviser deems to be of good standing, and will only be made if the Adviser thinks the possible rewards from such loan justify the possible risks. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 33 1/3% of its total assets. Securities loans will be fully collateralized.


--Mortgage Rolls. Each of the GOVERNMENT FUNDS and PILOT DIVERSIFIED BOND INCOME FUND may enter into transactions known as "mortgage dollar rolls" in which a Fund sells mortgage-backed securities for current delivery and simultaneously contracts to repurchase substantially similar securities in the future at a specified price which reflects an interest factor and other adjustments. During the roll period, a Fund does not receive principal and interest on the mortgage-backed securities but it does earn interest on the cash proceeds of the initial sale. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. Unless a roll has been structured so that it is "covered," meaning that there exists an offsetting cash or cash-equivalent security position that will mature at least by the time of settlement of the roll transaction, liquid assets in the amount of the future purchase commitment will be set apart for the Fund involved in a separate account at the custodian. Mortgage rolls are not a primary investment technique for any of the Funds, and it is expected that, under normal market conditions, a Fund's commitments under mortgage rolls will not exceed 10% of the value of its total assets.


--Options. EACH FUND may write covered call options, buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.


Options purchased by a Fund will not exceed 5%, and options written by a Fund will not exceed 25%, of its net assets. For all Funds, except Diversified Bond Income Fund, all options will be listed on a national securities exchange and issued by the Options Clearing Corporation.


OPTIONS TRADING IS A HIGHLY SPECIALIZED ACTIVITY AND MAY CARRY GREATER THAN ORDINARY INVESTMENT RISK. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The Funds may use options to manage their exposure to changing interest rates and/or security prices. The use of covered call and secured put options will not be a primary investment technique of any Fund.

--Futures and Related Options. EACH FUND may enter into futures contracts and options on such futures contracts as a hedge against anticipated interest rate fluctuations. Such fluctuations could have an effect on securities that a Fund holds in its portfolio or intends to sell. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index. A Fund may not purchase or sell a futures contract (or related option) except for bona fide hedging purposes unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).

EACH FUND may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

More information regarding futures contracts and related options can be found in the Statement of Additional Information, which is available upon request.

--Forward Foreign Currency Exchange Contracts. Because DIVERSIFIED BOND INCOME FUND and the GOVERNMENT FUNDS may each buy and sell securities and receive dividend and interest proceeds in currencies other than the U.S. dollar, these Funds may from time to time enter into forward foreign currency exchange contracts ("forward contracts"). A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract.

The purpose of entering into these contracts is to minimize the risk to the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies. At the same time, such contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than the performance it would have had if it had not engaged in forward contracts.

--Liquidity Considerations. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons a FUND WILL NOT KNOWINGLY INVEST MORE THAN 15% OF ITS NET ASSETS IN ILLIQUID SECURITIES. Illiquid securities include repurchase agreements, securities loans and time deposits that do not permit a Fund to terminate them after seven days notice, certain certificates of participation, trust receipts, tax-exempt derivative instruments, stripped mortgage-backed securities issued by private issuers and securities that are not registered under the securities laws. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable amount master demand notes with maturities of nine months or less and securities for which the Adviser has determined pursuant to guidelines adopted by the Board of Trustees that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A), are not subject to this 15% limitation.

--Portfolio Turnover. EACH FUND may engage in short-term trading to achieve its investment objective. The annual portfolio turnover rates for the Funds are not expected to exceed 100% during the next twelve months. Portfolio turnover will not be a limiting factor in making investment decisions. Portfolio turnover may occur for a variety of reasons, including the appearance of a more favorable investment opportunity. Turnover may require payment of brokerage commissions, impose other transaction costs and could increase the amount of income received by a Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from the gains may be ordinary income for federal tax purposes (see "The Business of the Fund-- Tax Implications").

--Other Information. Certain brokers who are affiliated with The Pilot Funds may act as broker for the Funds on exchange portfolio transactions, subject, however, to procedures adopted by the Board of Trustees. Commissions, fees or other remuneration paid to an affiliated broker must be at least as favorable as those which the Trustees believe to be charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. A transaction will not be placed with an affiliated broker if a Fund would have to pay a commission rate less favorable than the affiliated broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the affiliated broker acts as a clearing broker for another brokerage firm, and any customers of the affiliated broker not comparable to The Pilot Funds as determined by the Board of Trustees.

The Pilot Funds has also adopted certain procedures which enable a Fund to purchase certain instruments during the existence of an underwriting or selling syndicate of which an affiliated broker is a member. These procedures establish certain limitations on the amount of securities which can be purchased in any single offering and on the amount of a Fund's assets which may be invested in any single offering. Because of the active role which may be played by affiliated brokers in the underwriting of securities, a Fund's ability to purchase securities in the primary market may from time to time be limited.

RISK FACTORS

--Foreign Securities. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

--Other Risk Considerations. As with an investment in any mutual fund, an investment in the Funds entails market and economic risks associated with investments generally. However, there are certain specific risks of which you should be aware.

Generally, the market value of fixed income securities in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should be aware that in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates the market value will tend to decrease. You should also be aware that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. The Funds may purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

FUNDAMENTAL LIMITATIONS

Certain of the investment policies of each Fund may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. Policies requiring such a vote to effect a change are known as "fundamental." Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the Statement of Additional Information, which is available upon request.

1. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain limited exceptions described in the Statement of Additional Information).

2. A Fund may not invest (with certain limited exceptions, including U.S. Government obligations, as described in the Statement of Additional Information) more than 5% of its total assets in the securities of a single issuer or subject to puts from any one issuer, except that up to 25% of the total assets of each Fund can be invested without regard to the 5% limitation. A Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 25% exception.

3. A Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.

4. A Fund may not make loans, except that it may invest in debt securities, enter into repurchase agreements and lend its portfolio securities.

If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

INVESTING IN THE PILOT FUNDS

HOW TO BUY SHARES

Pilot Shares are sold on a continuous basis by Pilot Funds Distributors, Inc. (the "Distributor").

Pilot Shares are sold to Boatmen's Trust Company (referred to as "Boatmen's" or the "Adviser") and its affiliates (Boatmen's and such affiliates being sometimes referred to herein individually as an "Institution" and collectively as "Institutions") acting on behalf of themselves or their customers who maintain qualified trust, agency or custodial accounts ("Customers"). Customers may include individuals, trusts, partnerships, institutions and corporations. All share purchases are effected through a Customer's account at an Institution through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to the Institution involved. Institutions (or their nominees) will normally be the holders of record of Pilot Shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Funds will be governed by the Customers' account agreements with the Institutions.

Pilot Shares are sold at the net asset value per share next determined after receipt of a purchase order from an Institution by the Fund's transfer agent. The minimum initial investment in a Fund for an Institution is $500,000 with no minimum subsequent investment. Institutions may establish different minimum investment requirements for their Customers and may charge their Customers certain account fees depending on the type of account a Customer has established with the Institution. These fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Information concerning these minimum account requirements, services and any charges should be obtained from the Institutions before a customer authorizes the purchase of Fund shares, and this Prospectus should be read in conjunction with any information so obtained.

Purchase orders placed by an Institution for Pilot Shares must be received by the Funds' transfer agent before the close of regular trading hours (currently 3:00 p.m. Central time) on the New York Stock Exchange (the "Exchange") on a day when the Exchange is open for trading (a "Business Day"), which is Monday through Friday except for holidays (scheduled Exchange holidays for 1997 are New Years Day (observed), President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). Payment for shares must be made by Institutions in federal funds or other funds immediately available to the Funds' custodian no later than 3:00 p.m. (Central time) on the Business Day immediately following placement of the purchase order. On those days when the Exchange closes early as a result of such day being a partial holiday or otherwise, the right is reserved to advance the time on that day by which purchase and redemption requests must be received.

It is the responsibility of Institutions to transmit orders for purchases by their Customers promptly to the Funds in accordance with their agreements with their Customers, and to deliver required investments on a timely basis. If federal funds are not received within the period described, the order will be canceled, notice will be given, and the Institution will be responsible for any loss to The Pilot Funds or its beneficial shareholders. Payments for shares of a Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund. For further information see "In-Kind Purchases" in the Statement of Additional Information.

Purchase orders must include the purchasing Institution's tax identification number. The Pilot Funds reserves the right to reject any purchase order or to waive the minimum initial investment requirement. Payment for orders which are not received or accepted will be returned after prompt notice. The issuance of shares is recorded in the shareholder records of the Funds, and share certificates will not be issued.

HOW TO SELL SHARES

Redemption orders are effected at the net asset value per share next determined after receipt of the order from an Institution by The Pilot Funds' transfer agent. The Pilot Funds imposes no charges when Pilot Shares are redeemed. Institutions may charge fees to their Customers for their services in connection with the instructions and limitations pertaining to the account at the Institution.

The Funds may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the Investment Company Act of 1940.

The Pilot Funds intends to pay cash for all shares redeemed, but in unusual circumstances may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price if it appears appropriate to do so in light of the Funds' responsibilities under the Investment Company Act of 1940. See the Statement of Additional Information ("Additional Purchase and Redemption Information") for examples of when such redemptions might be appropriate. In those cases, an investor may incur brokerage costs in converting securities to cash. The Funds may also redeem shares involuntarily if the balance has fallen below the minimum level due to shareholder redemptions and not as a result of market fluctuations.

It is the responsibility of the Institutions to provide their customers with statements of account with respect to transactions made for their accounts at the Institutions.

Share balances may be redeemed pursuant to arrangements between Institutions and their Customers. It is the responsibility of an Institution to transmit redemption orders to The Pilot Funds' transfer agent and to credit its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for all Funds are normally wired to the redeeming Institution the following Business Day after receipt of the order by the transfer agent. The Pilot Funds reserves the right, however, to delay the wiring of redemption proceeds for up to seven days after receipt of a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Fund.

With respect to telephone transactions, The Pilot Funds and its service contractors will employ reasonable procedures to ensure that instructions communicated by phone are genuine; if these procedures are not followed, The Pilot Funds or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmation to shareholders within 72 hours of a telephone transaction, verifying the account name and a shareholder's account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. Each party who establishes an account directly with The Pilot Funds automatically has the ability to engage in telephone transactions unless that party elects otherwise.

The net asset value of shares that are redeemed may be more or less than their original cost, depending on a Fund's current net asset value.

Explanation of Sales Price

Pilot Shares of the Funds are sold at net asset value. NET ASSET VALUE PER SHARE is determined on each Business Day (as defined above) at 3:00 p.m. (Central time) with respect to each Fund by adding the value of a Fund's investments, cash and other assets attributable to its Pilot Shares, subtracting the Fund's liabilities attributable to those shares, and then dividing the result by the number of Pilot Shares in the Fund that are outstanding. The assets of the Funds are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Trustees. Debt securities held by these Funds that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value. More information about valuation can be found in the Funds' Statement of Additional Information, which is available upon request.

DIVIDENDS AND DISTRIBUTIONS

Where do your dividends and distributions come from?


Dividends for each Fund are derived from the interest on the bonds and other investments that they hold in their portfolios.


The Funds realize capital gains when they sell a security for more than its cost. Each Fund may make distributions of its net realized capital gains, if any, after any reductions for capital loss carryforwards.

What are your dividend and distribution options?

Shareholders of record receive dividends and net capital gain distributions. Dividends and distributions will be paid in cash unless you specifically elect to receive payment in additional shares of the same share class of a Fund for which the dividend or distribution was declared. Your election and any subsequent change should be made in writing to your Institution.


Your election is effective for dividends and distributions with payment dates after the date the Institution receives the election.

When are dividends and distributions declared and paid?

Dividends are declared daily and paid monthly. Shares of the Funds begin earning dividends the first Business Day after acceptance of the purchase order for which The Pilot Funds' custodian has received payment and stop earning dividends the Business Day such shares are redeemed. If all of the Pilot Shares held by an Institution in such a Fund are redeemed, the Fund will make a cash payment of any accrued dividends within five business days after redemption.

Net capital gain distributions for each of the Funds, if any, are distributed at least annually after any reductions for capital loss carryforwards.

EXCHANGE PRIVILEGE

If you wish, Pilot Shares of a Fund may be exchanged for Class A Shares of the same Fund without payment of a sales charge in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with Boatmen's or its affiliates. Similarly, a Customer may exchange Class A Shares for Pilot Shares of the same Fund if the shares are to be held in such a qualified trust, agency or custodial account. Pilot Shares of a Fund may also be exchanged for Pilot Shares of any of the other investment portfolios of The Pilot Funds. Class A Shares are subject to the same shareholder transaction expenses as Pilot Shares except that purchases of Class A Shares (other than by exchange) may be subject to a front-end sales charge. Class A Shares are subject to the same annual fund operating expenses as Pilot Shares except that Class A Shares are subject to annual Rule 12b-1 Distribution Payments of 0.25% of average net assets. In addition, the procedures for effecting transactions in Fund shares and other features related to the servicing and maintenance of Fund accounts may differ for Class A Shares from those applicable to Pilot Shares depending on whether a shareholder chooses to hold the account containing Class A Shares directly with the Funds or through a broker/dealer or other intermediary institution (a "Service Organization"). For more information on holding Class A Shares of a Fund, please see the prospectus for Class A and B Shares which can be obtained by calling 1/800 71-PILOT and, where appropriate, consult the Service Organization through which the Class A Shares of the Fund received by exchange will be held. The particular class of shares or Fund you are exchanging into must be registered for sale in your state. The exchange privilege may be modified or terminated at any time. At least 60 days' notice will be given to shareholders of any material modification or termination of the exchange privilege except where notice is not required by the Securities and Exchange Commission.

THE PILOT FAMILY OF FUNDS

The Pilot Funds was organized on July 15, 1982 as a Massachusetts business trust under the name Centerland Fund. On June 1, 1994, its name was changed to The Pilot Funds. The Pilot Funds is a mutual fund of the type known as an "open-end management investment company." A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. The Agreement and Declaration of Trust permits the Board of Trustees of The Pilot Funds to create separate series or portfolios of shares. To date, fourteen portfolios have been established. The Agreement and Declaration of Trust also permits the Board of Trustees to classify or reclassify any series or portfolio of shares into one or more classes. The Trustees have authorized the issuance of an unlimited number of shares in each of three share classes (Pilot Shares, Class A Shares and Class B Shares) in the Funds. Each Fund is classified as a diversified company. Information regarding The Pilot Funds' other portfolios may be obtained by contacting The Pilot Funds or the Distributor.

The Pilot Shares of the Funds are described in this prospectus. The Funds also offer Class A and Class B Shares. Class A Shares are sold with a maximum 4.5% (4.0% for Diversified Bond Income Fund, Intermediate U.S. Government Securities Fund and Intermediate Municipal Bond Fund) front-end sales charge, and Class B Shares are sold with a maximum 4.5% (4.0% for Diversified Bond Income Fund, Intermediate U.S. Government Securities Fund and Intermediate Municipal Bond
Fund) contingent deferred sales charge. Pilot, Class A and Class B Shares bear their pro rata portion of all operating expenses paid by the Funds. In addition, Class A and Class B Shares bear all payments under the Funds' Distribution Plans (the "Plans"). Under the Plans the Distributor receives fees for distribution and shareholder support services.

Payments under the Distribution Plan for Class A Shares may be made for payments to broker-dealers and financial institutions under agreements with those organizations for personal services provided to Class A shareholders and/or the maintenance of Class A shareholder accounts. Payments under the Distribution Plan for Class B Shares, in addition to being used for the same purposes as payments under the Distribution Plan for Class A Shares, may be used to reimburse sales commissions and other fees paid to broker-dealers who sell Class B Shares and may also be used for advertising and marketing. Payments under the Distribution Plan for Class A Shares may not exceed .25% (on an annual basis) of the average daily net asset value of outstanding Class A Shares. Payments under the Distribution Plan for Class B Shares may not exceed 1.00% (on an annual basis) of the average daily net asset value of outstanding Class B Shares. Distribution payments under the Distribution Plans are subject to the requirements of a rule under the Investment Company Act of 1940 known as Rule 12b-1.

The Pilot Funds offers various services and privileges in connection with its Class A and Class B Shares that are not offered in connection with its Pilot Shares, including an automatic investment plan and an automatic withdrawal plan. Class B Shares convert automatically to Class A Shares eight years after the beginning of the calendar month in which the shares were purchased. Persons selling or servicing Class A and Class B Shares of the Funds may receive different compensation with respect to one particular class of shares over another in the same Fund.

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND PROPORTIONATE FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Shares of all The Pilot Fund portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Trustees. All shareholders of a particular Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement and fundamental investment policies. Only Class A shareholders, however, will vote on matters relating to the Distribution Plan for Class A Shares and only Class B shareholders will vote on matters relating to the Distribution Plan for Class B Shares.

THE PILOT FUNDS IS NOT REQUIRED TO AND DOES NOT CURRENTLY EXPECT TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS, ALTHOUGH SPECIAL MEETINGS MAY BE CALLED FOR PURPOSES SUCH AS ELECTING OR REMOVING TRUSTEES OR OTHER PURPOSES.

THE BUSINESS OF THE FUND

FUND MANAGEMENT

THE BUSINESS AFFAIRS OF THE PILOT FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

SERVICE PROVIDERS

Adviser: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's" or the "Adviser") manages the investment portfolio of each Fund, selecting the investments and making purchase and sale orders. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737.

Administrator: BISYS FUND SERVICES LIMITED PARTNERSHIP (referred to as "BISYS"), is responsible for coordinating the Fund's efforts and generally overseeing the operation of the Fund's business. BISYS' principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Distributor: Each Fund's shares are sold on a continuous basis by the Distributor, PILOT FUNDS DISTRIBUTORS, INC. (referred to as the "Distributor"), a registered broker-dealer whose ultimate corporate parent is The BISYS Group, Inc., is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Custodian: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's") is responsible for holding the investments purchased by each Fund. Boatmen's is located at 100
N. Broadway, St. Louis, Missouri 63178.

Transfer Agent: BISYS FUND SERVICES, INC. (referred to as the "Transfer Agent") is the transfer and dividend disbursing agent of the Funds. It maintains the account records of all shareholders and administers the distribution of all income earned as a result of investing in the Funds. The Transfer Agent is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


MORE ABOUT BOATMEN'S. Founded in 1889, Boatmen's, a trust company organized under the laws of Missouri, provides a broad range of trust and investment services for individuals, privately and publicly held businesses, governmental units, pension and profit sharing plans and other institutions and organizations. As of September 30, 1996, Boatmen's and its affiliates managed $83.2 billion in assets ($42.7 billion over which they had investment discretion and $40.5 billion over which they did not have investment discretion).


Boatmen's Bancshares, Inc., Boatmen's parent, ("Bancshares") is a registered bank holding company which owns substantially all of the outstanding capital stock of numerous commercial banks Boatmen's, and more than fifty banks and trust companies located in Arkansas, Illinois, Iowa, Kansas, Missouri, New Mexico, Oklahoma, Tennessee and Texas, a mortgage banking company, a credit life insurance company and a credit card bank.

On August 30, 1996, Bancshares and NationsBank Corporation ("NationsBank") announced that they have entered into an agreement pursuant to which Bancshares will merge into NationsBank. The proposed merger, which will take place in January 1997, is subject to a number of conditions, including approval by the appropriate regulatory authorities and by the shareholders of both Bancshares and NationsBank. When the proposed merger is consummated, Boatmen's will become a wholly owned subsidiary of NationsBank.



Pilot Intermediate U.S. Government Securities Fund, Pilot Municipal Bond Fund, and Pilot Intermediate Municipal Bond Fund each commenced operations on November 7, 1994 upon the transfer to each Fund of a portion of assets of a common trust fund of Boatman's Trust Company (the "Commingled Funds") having corresponding investment objectives, policies and limitations. Each Fund's portfolio of investments on November 7, 1994 was substantially the same as the portfolio of the corresponding Commingled Fund immediately prior to the transfer.


Because each Commingled Fund constitutes a "predecessor" of its corresponding Fund, each corresponding Fund calculates the performance for each of its classes for periods commencing prior to the transfer of Commingled Fund assets to the Fund by including its Commingled Fund predecessor's total return adjusted to reflect the deduction of estimated fees and expenses applicable to that class as stated in the expense table of the Fund's initial prospectus.


The quoted performance data includes the performance of the Commingled Funds for periods before their corresponding Funds' commencement of operations including periods when the Commingled Funds were managed by the Adviser's predecessor in interest or other affiliate. The Commingled Funds have not been and are not currently registered under the 1940 Act or subject to the investment restrictions imposed by the 1940 Act. If the Commingled Funds had been registered under the 1940 Act, the Commingled Funds' performance might have been adversely affected.



THE PERFORMANCE INFORMATION SET FORTH BELOW REFLECTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF THE FUNDS, OR ANY OF THE OTHER INVESTMENT PORTFOLIOS OF THE PILOT FUNDS. Performance will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



Average Annual Total Returns for various periods ended September 30, 1996.



                             1 YEAR
                                                     PILOT SHARES
                                                     ------------
Pilot Intermediate Municipal Bond Fund and its
  predecessor                                            3.53%
Pilot Intermediate U.S. Government Securities Fund
  and its predecessor                                    4.06%
Pilot Municipal Bond Fund and its predecessor            6.11%
Pilot U.S. Government Securities Fund and its
  predecessor                                            3.89%



                             5 YEARS
                                                     PILOT SHARES
                                                     ------------
Pilot Intermediate Municipal Bond Fund and its
  predecessor                                            5.66%
Pilot Municipal Bond Fund and its predecessor            6.84%
Pilot U.S. Government Securities Fund and its
  predecessor                                            8.35%



                            10 YEARS
                                                     PILOT SHARES
                                                     ------------
Pilot Municipal Bond Fund and its predecessor            7.45%
Pilot U.S. Government Securities Fund and its
  predecessor                                            8.71%



                         SINCE INCEPTION
                                                     PILOT SHARES
                                                     ------------
Pilot Intermediate Municipal Bond Fund and its
  predecessor (since July 1, 1989)                       6.34%
Pilot Intermediate U.S. Government Securities Fund
  and its predecessor (since January 1, 1992)            5.45%


The average annual total returns are calculated in conformity with Securities and Exchange Commission guidelines. In addition, these returns are adjusted to reflect the performance that the Commingled Fund would have experienced if operating expenses applicable to the Pilot Shares (as estimated at commencement of operations) had been incurred during the periods shown.


Set forth below is certain performance data relating to the Active Core Bond Fund a collective investment trust of the Adviser (the "Commingled Fund"), which has been managed with full investment authority by the Adviser. This Commingled Fund has a substantially similar investment objective and uses substantially similar investment strategies and techniques as does Pilot Diversified Bond Income Fund.



The performance information set forth below reflects past performance of the Commingled Fund and is not necessarily indicative of the future performance of Pilot Diversified Bond Income Fund, or any of the other investment portfolios of The Pilot Funds. Performance will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



The Commingled Fund is not registered under the 1940 Act and therefore is not subject to certain investment restrictions imposed by the Act. If the Commingled Fund had been registered under the 1940 Act, its performance may have been adversely affected.



                    AVERAGE ANNUAL TOTAL RETURNS FOR VARIOUS


                        PERIODS ENDED SEPTEMBER 30, 1996



                                           AS ADJUSTED
                                            TO REFLECT
                                           PILOT SHARES
                                             EXPENSES
                                           ------------
One Year.................................       3.36%
Since Inception*.........................       6.84%


---------------


* The Commingled Fund commenced operations January 1, 1992.


The average annual total returns are calculated in conformity with Securities and Exchange Commission guidelines. In addition, these returns are adjusted to reflect the performance that the Commingled Fund would have experienced if estimated operating expenses applicable to the Pilot Shares had been incurred during the periods shown.



The Fixed Income Committee of Boatmen's is primarily responsible for the day-to-day management of the investment portfolio of each of the Funds.


Although expected to be infrequent, Boatmen's may consider the amount of Fund shares sold by broker-dealers and others (including those who may be connected with Boatmen's) in allocating orders for purchases and sales of portfolio securities. This allocation may involve the payment of brokerage commissions or dealer concessions. Boatmen's will not engage in this practice unless the execution capability of and the amount received by such broker-dealer or other company is believed to be comparable to what another qualified firm could offer.

MORE ABOUT BISYS. BISYS Fund Services Limited Partnership ("BISYS") is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations. Under its Administration Agreement with the Fund, BISYS provides a wide range of such services to the Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating or providing for the calculation of the net asset values of Fund shares and dividends and capital gain distributions to shareholders, and performing other administrative functions necessary for the smooth operation of the Funds. Certain officers of The Pilot Funds, namely Messrs. Martin Dean, W. Eugene Spurbeck, George O. Martinez, William J. Tomko and Bruce Treff are also employees and/or officers of BISYS, the Distributor or an affiliate.

EXPENSES. In order to support the services described above, as well as other matters essential to the operation of the Funds, the Funds incur certain expenses. Expenses are paid out of a Fund's assets, and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to you or deducted from your account.


Boatmen's is entitled to advisory fees that are calculated daily and payable monthly at the annual rate of 0.55% of each Fund's average daily net assets. For the fiscal year ended August 31, 1996, the funds paid advisory fees in the amount of 0.35%, 0.40%, 0.40% and 0.45% for Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund, respectively. Pilot Diversified Bond Income Fund commenced operations on October 21, 1996.



Additionally, BISYS is entitled to an administration fee from The Pilot Funds which is calculated based on the net assets of all of the investment portfolios of The Pilot Funds combined. Under the Administration Agreement, each Fund pays its pro-rata share of an annual fee to BISYS, computed daily and payable monthly, of .115 of 1% of The Pilot Funds' average net assets up to $1.5 billion, .110 of 1% of The Pilot Funds' average net assets on the next $1.5 billion and .1075 of 1% of The Pilot Funds' average net assets in excess of $3 billion.


Operating expenses borne by the Funds include taxes; interest; fees and expenses of trustees and officers who are not also officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, BISYS or any of their affiliates; Securities and Exchange Commission fees; state securities registration and qualification fees; advisory fees; administration fees; charges of the custodian and of the transfer and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; costs of shareholder reports and meetings; and any extraordinary expenses. Each Fund also pays any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of its portfolio securities.

FEE WAIVERS. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Boatmen's and the Funds' other service providers. However, as to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year end. These waivers and reimbursements would increase the yield to investors when made but would decrease yields if a Fund were required to reimburse a service provider.

TAX IMPLICATIONS

As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation.

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU.

FEDERAL TAXES. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (called the "Code"), meaning that to the extent a Fund's earnings are passed on to shareholders as required by the Code, the Fund itself generally will not be required to pay federal income taxes.


In order to so qualify, each Fund intends to pay as dividends at least 90% of its investment company taxable income. Investment company taxable income includes taxable interest, dividends, the excess of net short-term capital gain over net long-term capital loss, and gains attributable to market discount on taxable as well as tax-exempt securities. To the extent you receive such a dividend based on investment company taxable income, you would treat that dividend as ordinary income in determining your gross income for tax purposes, whether you received it in the form of cash or additional shares. Unless you are exempt from federal income taxes, the dividends you receive from each Fund, other than the "exempt interest dividends" from the Municipal Bond Funds, will be taxable to you as ordinary income. Also, to the extent that a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction.


In addition, each Municipal Bond Fund intends to pay at least 90% of its net exempt-interest income as dividends known as "exempt-interest dividends". These dividends may be treated by you as excludable from your gross income (unless the exclusion would be disallowed because of your particular situation). You should note that income that is not subject to federal income taxes may nonetheless have to be considered along with other adjusted gross income in determining whether any Social Security payments received by you are subject to federal income taxes.


If a Municipal Bond Fund holds certain so-called "private activity bonds" issued after August 7, 1986, shareholders will need to include as an item of tax preference for purposes of the federal alternative minimum tax that portion of the dividends paid by the Fund derived from interest received on such bonds. The maximum federal alternative minimum tax rate is 28% for individuals. In addition, corporations will need to take into account all exempt-interest dividends paid by these Funds in determining certain adjustments for the federal alternative minimum tax and the environmental tax.


Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss you might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution.

Before you purchase shares of a Fund, you should consider the effect of any capital gain distributions that are expected to be declared or that have been declared, but not yet paid. When a Fund makes these payments, its share price will be reduced by the amount of the payment, so that you will in effect have paid full price for the shares and then received a portion of your price back as a taxable distribution or dividend.

Any dividends declared by a Fund in October, November or December of a particular year and payable to shareholders during those months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, so long as the dividends are actually paid in January of the following year.

Shareholders in the Funds may realize a taxable gain or loss when redeeming, transferring or exchanging shares of a Fund, generally depending on the difference in the prices at which the shareholder purchased and sold the shares. This gain or loss will be long-term or short-term, generally depending on how long the shareholder held the shares.

Each Fund may be required to withhold federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Further information relating to tax consequences is contained in the Statement of Additional Information.

STATE AND LOCAL TAXES GENERALLY. Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes. In particular, except as stated below, dividends paid by the Government Funds and the Municipal Bond Funds may be taxable under state or local law as dividend income, even though all or part of those dividends come from interest on obligations that would be free of such income taxes if held by you directly.

MEASURING PERFORMANCE

Performance information provides you with a method of measuring and monitoring your investments. Each Fund may quote its performance in advertisements or shareholder communications. The performance for each class of shares of a Fund is calculated separately from the performance of the Fund's other classes of shares.

Understanding performance measures:

TOTAL RETURN for each Fund may be calculated on an AVERAGE ANNUAL TOTAL RETURN basis or an AGGREGATE TOTAL RETURN basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

YIELDS for the Funds are calculated for a specified 30-day (or one-month) period by dividing the net income for the period by the maximum offering price on the last day of the period, and annualizing the result on a semi-annual basis. Net income used in yield calculations may be different than net income used for accounting purposes.

TAX-EQUIVALENT YIELDS for the Municipal Bond Funds show the amount of taxable yield needed to produce an after-tax equivalent of a tax-free yield, and are calculated by increasing the yield (as calculated above) by the amount necessary to reflect the payment of federal income taxes at a stated rate.

Performance comparisons:

The Funds may compare their yields and total returns to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

Total return and yield data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, as well as in publications of a local or regional nature, may be used for comparison.

The performance of the Funds may also be compared to data prepared by Lipper Analytical Services, Inc., Mutual Fund Forecaster, Wiesenberger Investment Companies Services, Morningstar or CDA Investment Technologies, Inc., and total returns for these Funds may be compared to indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Lehman Brothers Bond Index, the Merrill Lynch Bond Index, the Wilshire 5000 Equity Index or the Consumer Price Index.


The following table illustrates the differences between hypothetical tax-free yields and tax-equivalent yields for different tax brackets. You should be aware, however, that tax brackets can change over time and that your tax adviser should be consulted for specific yield calculations. (The federal tax brackets and rates below are those currently available for 1996.)


                                                                                    TAX EXEMPT YIELD
                                                               ----------------------------------------------------------
                      TAXABLE INCOME                                4.00%                4.50%                5.00%
----------------------------------------------------------     ----------------     ----------------     ----------------
                                              FEDERAL
  SINGLE RETURN        JOINT RETURN           BRACKET                           EQUIVALENT TAXABLE YIELD
-----------------    -----------------    ----------------     ----------------------------------------------------------
Not over $22,750     Not over $38,000              15.000%                4.71%                5.29%                5.88%
 22,751- 55,100      38,001- 91,850                28.000%                5.56%                6.25%                6.94%
 55,101-115,000      91,851-140,000                31.000%                5.80%                6.52%                7.25%
115,001-250,000      140,001-250,000               36.000%                6.25%                7.03%                7.81%
Over 250,000         Over 250,000                  39.600%                6.62%                7.45%                8.28%


                        5.50%                6.00%                6.50%                7.00%                7.50%
-----------------  ----------------     ----------------     ----------------     ----------------     ----------------

  SINGLE RETURN
-----------------
Not over $22,750              6.47%                7.06%                7.65%                8.24%                8.82%
 22,751- 55,100               7.64%                8.33%                9.03%                9.72%               10.42%
 55,101-115,000               7.97%                8.70%                9.42%               10.14%               10.87%
115,001-250,000               8.59%                9.38%               10.16%               10.94%               11.72%
Over 250,000                  9.11%                9.93%               10.76%               11.59%               12.42%


                        8.00%
-----------------  ----------------

  SINGLE RETURN
-----------------
Not over $22,750              9.41%
 22,751- 55,100              11.11%
 55,101-115,000              11.59%
115,001-250,000              12.50%
Over 250,000                 13.25%



These yields are for illustrative purposes only. The tax brackets do not take into account the effect of reductions in the deductibility of itemized deductions for taxpayers with adjusted gross income over $111,800 or the possible effect of the federal alternative minimum tax. Additionally, effective brackets and equivalent taxable yields could be higher than those shown.



Inquiries regarding the Funds may be directed to the Distributor at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

PERFORMANCE QUOTATIONS WILL FLUCTUATE, AND YOU SHOULD NOT CONSIDER QUOTATIONS TO BE REPRESENTATIVE OF FUTURE PERFORMANCE. YOU SHOULD ALSO REMEMBER THAT PERFORMANCE IS GENERALLY A FUNCTION OF THE KIND AND QUALITY OF INVESTMENTS HELD IN A PORTFOLIO, PORTFOLIO MATURITY, OPERATING EXPENSES AND MARKET CONDITIONS. FEES THAT BOATMEN'S INVESTMENT SERVICES, INC. OR ANOTHER SERVICE ORGANIZATION MAY CHARGE DIRECTLY TO ITS CUSTOMER ACCOUNTS IN CONNECTION WITH AN INVESTMENT IN THE FUNDS WILL NOT BE INCLUDED IN THE FUNDS' CALCULATIONS OF TOTAL RETURN AND YIELD.

INQUIRIES REGARDING THE FUNDS MAY BE DIRECTED TO THE DISTRIBUTOR AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219-3035.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUNDS INCORPORATED IN THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
---------------------------------------------------------------

PMC0100

     FINANCIAL
     DIRECTION                              January 2, 1997

     [THE PILOT FUNDS LOGO]


                       The
                      Pilot
                      Funds


                                                     PILOT DIVERSIFIED BOND
                                                     INCOME FUND

                                                     PILOT U.S. GOVERNMENT
                                                     SECURITIES FUND

                                                     PILOT INTERMEDIATE U.S.
                                                     GOVERNMENT SECURITIES FUND

                                                     PILOT MUNICIPAL
                                                     BOND FUND

                                                     PILOT INTERMEDIATE
                                                     MUNICIPAL BOND FUND

                                                     Class A Shares and
                                                     Class B Shares

                                                            PROSPECTUS ENCLOSED

                               TABLE OF CONTENTS


                                                                                                      PAGE
                                                                                                      ----
EXPENSE SUMMARY....................................................................................     3
FINANCIAL HIGHLIGHTS...............................................................................     6
INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS...................................................     8
     Pilot Diversified Bond Income Fund............................................................     8
     Pilot Intermediate U.S. Government Securities Fund and Pilot U.S. Government Securities
      Fund.........................................................................................     8
     Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund..........................     9
  PORTFOLIO INSTRUMENTS AND PRACTICES..............................................................    10
  RISK FACTORS.....................................................................................    16
  FUNDAMENTAL LIMITATIONS..........................................................................    16
INVESTING IN THE PILOT FUNDS.......................................................................    17
  HOW TO BUY SHARES................................................................................    19
  HOW TO SELL SHARES...............................................................................    22
  TRANSACTION RULES................................................................................    23
  SHAREHOLDER SERVICES.............................................................................    25
  DIVIDENDS AND DISTRIBUTIONS......................................................................    28
DISTRIBUTION AND SERVICE ARRANGEMENTS..............................................................    29
THE PILOT FAMILY OF FUNDS..........................................................................    30
THE BUSINESS OF THE FUND...........................................................................    30
  FUND MANAGEMENT..................................................................................    30
  TAX IMPLICATIONS.................................................................................    33
  MEASURING PERFORMANCE............................................................................    34

                                THE PILOT FUNDS

                            [THE PILOT FUND LOGO]

   PROSPECTUS FOR CLASS A SHARES AND CLASS B SHARES OF PILOT DIVERSIFIED BOND INCOME, PILOT INTERMEDIATE U.S. GOVERNMENT SECURITIES, PILOT U.S. GOVERNMENT SECURITIES, PILOT INTERMEDIATE MUNICIPAL BOND AND PILOT MUNICIPAL BOND FUNDS

January 2, 1997
--------------------------------------------------------------------------------

        PILOT FUND                            GOAL                           FOR INVESTORS WHO WANT
--------------------------    ------------------------------------    ------------------------------------
DIVERSIFIED BOND INCOME       Current income consistent with          Current income from debt securities
                              preservation of capital by investing    and are willing to accept
                              primarily in debt securities. The       fluctuations in price and yield.
                              Fund seeks total return as a
                              secondary objective and will have an
                              average weighted maturity of from
                              five to fifteen years.
----------------------------------------------------------------------------------------------------------
INTERMEDIATE U.S.             Total return and preservation of        The Fund will emphasize the capital
GOVERNMENT SECURITIES         capital by investing primarily in       appreciation component of total
                              U.S. Government securities and          return. U.S. Government securities
                              repurchase agreements. The Fund will    and less principal volatility than
                              generally have an average weighted      normally associated with a long-term
                              maturity of from three to ten years.    fund.
----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES    Total return and preservation of        Capital appreciation over the long
                              capital by investing in U.S.            term as well as current income from
                              Government securities and repurchase    U.S. Government securities and are
                              agreements. Capital appreciation        willing to accept fluctuations in
                              over the long term as well as           price and yield.
                              current income from the Fund will
                              generally have an average weighted
                              maturity of from five to thirty
                              years.
----------------------------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL        Current income free of federal          Current income that is free from
BOND                          income tax as is consistent with        regular federal income tax and less
                              preservation of capital through         principal volatility than normally
                              investments primarily in investment     associated with a long-term fund.
                              grade municipal obligations. The
                              Fund will generally have an average
                              weighted maturity of from three to
                              ten years.
----------------------------------------------------------------------------------------------------------
MUNICIPAL BOND                Current income free of federal          Current income that is free from
                              income tax as is consistent with        regular federal income tax and are
                              preservation of capital through         willing to accept fluctuations in
                              investments primarily in investment     price and yield.
                              grade municipal obligations. The
                              Fund will generally have an average
                              weighted maturity of from five to
                              thirty years.
----------------------------------------------------------------------------------------------------------

FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BOATMEN'S TRUST COMPANY OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE AMOUNT OF DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN. BOATMEN'S TRUST COMPANY SERVES AS INVESTMENT ADVISER TO THE FUNDS, IS PAID A FEE FOR ITS SERVICES, AND IS NOT AFFILIATED WITH PILOT FUNDS DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR.

This Prospectus describes two classes of shares from which investors may choose in Pilot Diversified Bond Income, Pilot Intermediate U.S. Government Securities, Pilot U.S. Government Securities, Pilot Intermediate Municipal Bond and Pilot Municipal Bond Funds. Class A Shares are sold with a front-end sales charge; Class B shares are sold with a deferred sales charge. This Prospectus describes concisely the information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

More information about the Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained free upon request by calling 800/71-PILOT. The Statement of Additional Information, as it may be revised from time to time, is dated January 2, 1997 and is incorporated by reference into (considered a part of) the Prospectus.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of a Fund.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.

Below is information regarding the Funds' shareholder transaction expenses and the operating expenses which the Funds expect to incur during the current fiscal year on their Class A and Class B Shares. Examples based on this information are also provided.


                                                                            DIVERSIFIED          INTERMEDIATE
                                                                            BOND INCOME         U.S. GOVERNMENT
                                                                               FUND             SECURITIES FUND
                                                                          ---------------       ---------------
                                                                          CLASS      CLASS      CLASS      CLASS
                                                                          A          B          A          B
                                                                          ----       ----       ----       ----
SHAREHOLDER TRANSACTION EXPENSES:
    Front End Sales Charge Imposed on Purchases
      (as a percentage of offering price)...............................  4.00%(1)   None       4.00%(1)   None
    Sales Charge Imposed on Reinvested Dividends........................  None       None       None       None
    Deferred Sales Charge (as a percentage of original purchase price or
      redemption proceeds, whichever is lower)..........................  None       4.00%(2)   None       4.00%(3)
    Exchange Fee........................................................  None       None       None       None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND EXPENSE
  REIMBURSEMENTS (as a percentage of average net assets):
    Management Fees (after waivers)(4)..................................  0.50%      0.50%      0.55%      0.55%
    Rule 12b-1/Distribution Payments....................................  0.25%      1.00%      0.25%      1.00%
    Other Expenses (after reimbursements)(4)............................  0.25%      0.25%      0.23%      0.23%
                                                                          ----       ----       ----       ----
    Total Fund Operating Expenses After Fee Waivers and Expense
      Reimbursements(4).................................................  1.00%      1.75%      1.03%      1.78%
                                                                          =====      =====      =====      =====


                                                                           INTERMEDIATE
                                                    U.S. GOVERNMENT       MUNICIPAL BOND        MUNICIPAL BOND
                                                    SECURITIES FUND            FUND                  FUND
                                                    ---------------       ---------------       ---------------
                                                    CLASS      CLASS      CLASS      CLASS      CLASS      CLASS
                                                    A          B          A          B          A          B
                                                    ----       ----       ----       ----       ----       ----
SHAREHOLDER TRANSACTION EXPENSES:
    Front End Sales Charge Imposed on Purchases
      (as a percentage of offering price).........  4.50%(1)   None       4.00%(1)   None       4.50%(1)   None
    Sales Charge Imposed on Reinvested
      Dividends...................................  None       None       None       None       None       None
    Deferred Sales Charge (as a percentage of
      original purchase price or redemption
      proceeds, whichever is lower)...............  None       4.50%(2)   None       4.00%(3)   None       4.50%(2)
    Exchange Fee..................................  None       None       None       None       None       None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS
  AND EXPENSE REIMBURSEMENTS (as a percentage of
  average net assets):
    Management Fees (after waivers)(4)............  0.55%      0.55%      0.55%      0.55%      0.55%      0.55%
    Rule 12b-1/Distribution Payments..............  0.25%      1.00%      0.25%      1.00%      0.25%      1.00%
    Other Expenses (after reimbursements)(4)......  0.27%      0.27%      0.24%      0.24%      0.25%      0.25%
                                                    ----       ----       ----       ----       ----       ----
    Total Fund Operating Expenses After Fee
      Waivers and Expense Reimbursements(4).......  1.07%      1.82%      1.04%      1.79%      1.05%      1.80%
                                                    =====      =====      =====      =====      =====      =====

------------

This expense information is provided to help you understand the expenses you would bear either directly (as with the transaction expenses) or indirectly (as with the annual operating expenses) as a shareholder of one of the Funds.


(1) Reduced sales charges may be available. See "Shareholder Services--Front-End Sales Charge Reductions."
(2) This amount applies to redemptions during the first year. The charge decreases .50% annually to 2.50% for redemptions made during the fifth year and then decreases .75% to 1.75% for redemptions made during the sixth year. No deferred sales charge is charged for redemptions made after the sixth year. See "How to Buy Shares-- Explanation of Sales Price."

(3) This amount applies to redemptions during the first year. The charge decreases .50% annually to 2.00% for redemptions made during the fifth year and then decreases .75% to 1.25% for redemptions made during the sixth year. No deferred sales charge is charged for redemptions made after the sixth year. See "How to Buy Shares-- Explanation of Sales Price."

(4) The Adviser and the Administrator have voluntarily agreed to waive fees and reimburse expenses of each Fund. The information in the table gives effect to these waivers and reimbursements with respect to the Diversified Bond Income Fund. Without such waivers and reimbursements, as a percentage of net assets, the management fees and other expenses of the Diversified Bond Income Fund would be .55% and .77%, respectively, and the total operating expenses of the Class A and Class B Shares of the Fund would be 1.57% and 2.32%, respectively. After giving effect to waivers and reimbursements for the Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund, the management fees would be .35%, .40%, .40% and .45%, respectively, other expenses would be .22%, .25%, .23% and .24%, respectively, and total operating expenses would be .82%, .90%, .88% and .94%, respectively, for Class A Shares and 1.57%, 1.65%, 1.63% and 1.69%, respectively, for Class B Shares. All waivers and reimbursements are voluntary and may be terminated at any time with respect to any Fund at the discretion of the Adviser or the Administrator and without the consent of the Funds, except that the Adviser has voluntarily agreed to limit the total operating expenses of the Pilot Shares of the Diversified Bond Income Fund to .75% until February 1, 1998, which will have the effect of limiting the total operating expenses of the Class A and Class B Shares of the Fund to 1.00% and 1.75%, respectively, until February 1, 1998. Expense figures for Diversified Bond Income Fund are based on estimates for the Fund's first fiscal year.


BECAUSE OF THE DISTRIBUTION PAYMENTS PAID BY THE FUNDS AS SHOWN IN THE ABOVE TABLE, LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE: Assume that the annual return on each of the Funds is 5%, and that their operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:


                                                    1           3               5           10
                                                   YEAR        YEARS          YEARS        YEARS
                                                   AFTER       AFTER          AFTER        AFTER
                                                   PURCHASE    PURCHASE       PURCHASE     PURCHASE
                                                   ----        ----           -----        -----
PILOT DIVERSIFIED BOND INCOME FUND
     Class A Shares(1)...................          $ 50        $ 71               *            *
     Class B Shares
          Assuming complete redemption at
            end of period(2).............          $ 58        $ 85               *            *
          Assuming no redemption.........          $ 18        $ 55               *            *
PILOT INTERMEDIATE U.S. GOVERNMENT
  SECURITIES FUND
     Class A Shares(1)...................          $ 50        $ 71           $  95        $ 161
     Class B Shares
          Assuming complete redemption at
            end of period(2).............          $ 58        $ 86           $ 116        $ 209
          Assuming no redemption.........          $ 18        $ 56           $  96        $ 209
PILOT U.S. GOVERNMENT SECURITIES FUND
     Class A Shares(1)...................          $ 50        $ 73           $  97        $ 165
     Class B Shares
          Assuming complete redemption at
            end of period(2).............          $ 58        $ 87           $ 119        $ 214
          Assuming no redemption.........          $ 18        $ 57           $  99        $ 214
PILOT INTERMEDIATE MUNICIPAL BOND FUND
     Class A Shares(1)...................          $ 50        $ 72           $  95        $ 162
     Class B Shares
          Assuming complete redemption at
            end of period(2).............          $ 58        $ 86           $ 117        $ 211
          Assuming no redemption.........          $ 18        $ 56           $  97        $ 211
PILOT MUNICIPAL BOND FUND
     Class A Shares(1)...................          $ 50        $ 72           $  96        $ 163
     Class B Shares
          Assuming complete redemption at
            end of period(2).............          $ 58        $ 87           $ 117        $ 212
          Assuming no redemption.........          $ 18        $ 57           $  97        $ 212


------------

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.
(2) Assumes deduction of maximum applicable contingent deferred sales charge.

The Example shown above should not be considered a representation of future investment returns or operating expenses.


* Pilot Diversified Bond Income Fund is new having commenced operations on October 21, 1996. Because operating expenses are based on estimates, examples are not shown for the 5 and 10 year periods.


                                THE PILOT FUNDS
                              FINANCIAL HIGHLIGHTS


The following data with respect to a Share of Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund outstanding during the periods indicated have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference and attached to the Statement of Additional Information, and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information. Information about the performance of the Funds is also available in their annual report to shareholders which is available upon request and without charge by writing to the address on the front of this Prospectus. The following data with respect to a Share of Pilot Diversified Bond Income Fund outstanding during the period indicated is unaudited.


THE PILOT FUNDS
--------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout the Period
--------------------------------------------------------------------------------

Pilot Diversified Bond Income Fund


                                                        INCOME FROM INVESTMENT OPERATIONS
                                                     ----------------------------------------
                                                                   NET REALIZED      TOTAL
                                                                  AND UNREALIZED     INCOME     DIVIDENDS    DIVIDENDS   NET ASSET
                                   NET ASSET VALUE      NET          GAIN ON          FROM       FROM NET    FROM NET    VALUE AT
                                    AT BEGINNING     INVESTMENT     INVESTMENT     INVESTMENT   INVESTMENT   REALIZED     END OF
                                      OF PERIOD        INCOME      TRANSACTIONS    OPERATIONS     INCOME       GAINS      PERIOD
                                   ---------------   ----------   --------------   ----------   ----------   ---------   ---------
FOR THE PERIOD ENDED NOVEMBER 30,
---------------------------------
1996--Pilot Shares(b)............       $10.00          $0.06          $0.18          $0.24       $(0.06)          --      $10.18
1996--Class A Shares(b)..........        10.00           0.06           0.19           0.25        (0.06)          --       10.19
1996--Class B Shares(b)..........        10.00           0.06           0.18           0.24        (0.06)          --       10.18


                                                                                                          RATIO INFORMATION
                                                                                                      ASSUMING NO FEE WAIVER OR
                                                                                                        EXPENSE REIMBURSEMENT
                                                                                                     ---------------------------
                                                            RATIO OF NET                                           RATIO OF NET
                                                RATIO OF     INVESTMENT                NET ASSETS    RATIO OF       INVESTMENT
                                                EXPENSES       INCOME      PORTFOLIO   AT END OF    EXPENSES TO       INCOME
                                     TOTAL     TO AVERAGE    TO AVERAGE    TURNOVER      PERIOD       AVERAGE       TO AVERAGE
                                   RETURN(C)   NET ASSETS    NET ASSETS      RATE      (IN 000'S)   NET ASSETS      NET ASSETS
                                   ---------   ----------   ------------   ---------   ----------   -----------    ------------
FOR THE PERIOD ENDED NOVEMBER 30,
---------------------------------
1996--Pilot Shares(b)............     2.45%       0.65%         5.70%          30%      $125,410        0.72%          5.63%
1996--Class A Shares(b)..........     2.54        0.33          2.94           30            157        0.84           2.43
1996--Class B Shares(b)..........     2.44        0.46          3.89           30             76        0.71           3.64


--------------------------------------------------------------------------------
Pilot Intermediate U.S. Government Securities Fund

1996--Pilot Shares...............       $10.44          $0.59         $(0.23)         $0.36       $(0.59)      $(0.05)     $10.16
1996--Class A Shares.............        10.44           0.57          (0.23)          0.34        (0.57)       (0.05)      10.16
1995--Pilot Shares(g)............        10.00           0.56           0.44           1.00        (0.56)          --       10.44
1995--Class A Shares(f)..........         9.98           0.45           0.46           0.91        (0.45)          --       10.44

1996--Pilot Shares...............         3.52%         0.57%          5.68%      73%     $ 230,030        0.78%           5.47%
1996--Class A Shares.............         3.33          0.72           5.45       73            932        1.03            5.14
1995--Pilot Shares(g)............        10.21          0.57(d)        6.65(d)    87        165,441        0.87(d)         6.35(d)
1995--Class A Shares(f)..........         9.31          0.72(d)        6.27(d)    87            499        1.12(d)         5.87(d)
------------

(a)  Class A share activity commenced February 7, 1995.
(b)  Share activity commenced October 21, 1996.
(c)  Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if sales charge were taken for Class A or Class B shares. Total return is not annualized.
(d)  Annualized.
(e)  Class B share activity commenced November 11, 1994.
(f)  Class A share activity commenced December 21, 1994.
(g)  Pilot share activity commenced November 7, 1994.

THE PILOT FUNDS
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
Pilot U.S. Government Securities Fund

                                                  INCOME FROM INVESTMENT OPERATIONS
                                                --------------------------------------
                                                             NET REALIZED     TOTAL                 DIVIDENDS
                                                            AND UNREALIZED    INCOME    DIVIDENDS   IN EXCESS   DIVIDENDS  NET ASSET
                               NET ASSET VALUE     NET         GAIN ON         FROM      FROM NET     OF NET    FROM NET   VALUE AT
                                AT BEGINNING    INVESTMENT    INVESTMENT    INVESTMENT  INVESTMENT  INVESTMENT  REALIZED    END OF
                                  OF PERIOD       INCOME     TRANSACTIONS   OPERATIONS    INCOME      INCOME      GAINS     PERIOD
                               ---------------  ----------  --------------  ----------  ----------  ----------  ---------  ---------
FOR THE YEAR ENDED AUGUST 31,
------------------------------
1996--Pilot Shares............     $ 11.20        $ 0.61        $(0.22)       $ 0.39      $(0.61)          --   $  (0.45)   $ 10.53
1996--Class A Shares..........       11.19          0.59         (0.20)         0.39       (0.59)          --      (0.45)     10.54
1996--Class B Shares..........       11.19          0.51         (0.22)         0.29       (0.51)          --      (0.45)     10.52
1995--Pilot Shares(g).........       10.00          0.56          1.20          1.76       (0.56)          --         --      11.20
1995--Class A Shares(a).......       10.48          0.37          0.71          1.08       (0.37)          --         --      11.19
1995--Class B Shares(b).......       10.05          0.46          1.14          1.60       (0.46)          --         --      11.19


                                                                                        RATIO INFORMATION
                                                                                    ASSUMING NO FEE WAIVER OR
                                                                                      EXPENSE REIMBURSEMENT
                                                                                    -------------------------
                                                          RATIO OF NET                                         RATIO OF NET
                                             RATIO OF      INVESTMENT               NET ASSETS    RATIO OF      INVESTMENT
                                            EXPENSES TO      INCOME      PORTFOLIO  AT END OF    EXPENSES TO      INCOME
                                  TOTAL       AVERAGE      TO AVERAGE    TURNOVER     PERIOD       AVERAGE      TO AVERAGE
                                RETURN(C)   NET ASSETS     NET ASSETS      RATE     (IN 000'S)   NET ASSETS     NET ASSETS
                                ---------  -------------  -------------  ---------  ----------  -------------  -------------
FOR THE YEAR ENDED AUGUST 31,
------------------------------
1996--Pilot Shares............     3.46%        0.65%          5.61%         87%     $145,066        0.82%          5.44%
1996--Class A Shares..........     3.44         0.85           5.44          87           632        1.07           5.22
1996--Class B Shares..........     2.43         1.65           4.60          87         1,237        1.82           4.43
1995--Pilot Shares(g).........    18.03         0.62(d)        6.45(d)      132       137,261        0.87(d)        6.20(d)
1995--Class A Shares(a).......    10.41         0.82(d)        5.76(d)      132            87        1.12(d)        5.46(d)
1995--Class B Shares(b).......    16.19         1.62(d)        5.19(d)      132           146        1.87(d)        4.94(d)


--------------------------------------------------------------------------------
Pilot Intermediate Municipal Bond Fund

1996--Pilot Shares............     $ 10.49        $ 0.48        $(0.13)       $ 0.35      $(0.48)          --   $  (0.02)   $ 10.34
1996--Class A Shares..........       10.49          0.46         (0.11)         0.35       (0.46)          --      (0.02)     10.36
1995--Pilot Shares(g).........       10.00          0.41          0.49          0.90       (0.41)          --         --      10.49
1995--Class A Shares(e).......        9.88          0.37          0.61          0.98       (0.37)          --         --      10.49

1996--Pilot Shares............     3.43%        0.63%          4.60%         12%     $218,902        0.79%          4.44%
1996--Class A Shares..........     3.45         0.78           4.38          12           764        1.03           4.13
1995--Pilot Shares(g).........     9.16         0.58(d)        4.90(d)        8       196,209        0.81(d)        4.67(d)
1995--Class A Shares(e).......    10.03         0.73(d)        4.60(d)        8           232        1.06(d)        4.27(d)


--------------------------------------------------------------------------------
Pilot Municipal Bond Fund

1996--Pilot Shares............     $ 10.70        $ 0.57        $ 0.01        $ 0.58      $(0.56)    $  (0.01)  $  (0.03)   $ 10.68
1996--Class A Shares..........       10.70          0.54          0.01          0.55       (0.53)       (0.01)     (0.03)     10.68
1996--Class B Shares..........       10.65          0.45            --          0.45       (0.44)       (0.01)     (0.03)     10.62
1995--Pilot Shares(g).........       10.00          0.48          0.70          1.18       (0.48)          --         --      10.70
1995--Class A Shares(a).......       10.37          0.34          0.33          0.67       (0.34)          --         --      10.70
1995--Class B Shares(f).......       10.02          0.33          0.63          0.96       (0.33)          --         --      10.65

1996--Pilot Shares............     5.44%        0.69%          5.20%         18%     $187,939        0.80%          5.09%
1996--Class A Shares..........     5.23         0.92           4.91          18         1,755        1.08           4.75
1996--Class B Shares..........     4.31         1.68           4.16          18         1,259        1.79           4.05
1995--Pilot Shares(g).........    12.00         0.67(d)        5.63(d)       10       150,934        0.86(d)        5.44(d)
1995--Class A Shares(a).......     6.54         0.87(d)        5.26(d)       10           340        1.11(d)        5.02(d)
1995--Class B Shares(f).......     9.62         1.67(d)        4.48(d)       10           448        1.86(d)        4.29(d)
---------------

(a) Class A share activity commenced February 7, 1995.
(b) Class B share activity commenced November 10, 1994.
(c) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if sales charge were taken for Class A or Class B shares. Total return is not annualized.
(d) Annualized.
(e) Class A share activity commenced November 18, 1994.
(f) Class B share activity commenced December 27, 1994.
(g) Pilot share activity commenced November 7, 1994.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The Pilot Funds use a variety of different investments and investment techniques in seeking to achieve a Fund's investment objective. Each Fund does not use all of the investments and investment techniques described below, which involve various risks, and which are also described in the following sections. You should consider which Funds best meet your investment goals. Although each Fund will attempt to attain its investment objective, there can be no assurance it will be successful. Shareholder approval is not required to change the investment objective of a Fund. However, shareholders will be given at least 30 days' prior written notice in the event of a change in a Fund's investment objective. If there is a change in investment objective, shareholders should consider whether a Fund remains an appropriate investment in light of their current financial position and needs. Unless otherwise stated, each investment policy described below may be changed at any time by The Pilot Funds' Board of Trustees without shareholder approval.

Pilot Diversified Bond Income Fund

Pilot Diversified Bond Income Fund offers investors a means of participating in the fixed income securities market.

The investment objective of Pilot Diversified Bond Income Fund is to seek current income consistent with preservation of capital by investing primarily in debt securities. The Fund seeks total return as a secondary objective. While there are no restrictions on the maturity of individual securities selected by the Fund, the Fund's average weighted maturity will be between five and fifteen years except during temporary defensive periods or unusual market conditions.


Under normal circumstances, Pilot Diversified Bond Income Fund invests at least 65% of its total assets in "bonds," which term refers to instruments identified as bonds as well as other debt securities, such as debentures, notes, asset-backed and mortgage-backed securities, variable and floating rate instruments, zero coupon and stripped securities, participations and trust receipts, American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"), and cash equivalents, and includes obligations of U.S. and foreign corporate and government issuers. ADRs are receipts typically issued by a United States bank or trust company, and EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities. ADRs, in registered form, are designed for use in the United States securities markets, while EDRs, in bearer form, are generally designed for use in the European securities markets. These securities may not be denominated in the same currency as the securities they represent. The Fund does not currently intend to invest more than 5% of its total assets in foreign securities. "Cash equivalents" include commercial paper (which is unsecured promissory notes issued by corporations); certificates of deposit, bankers' acceptances, notes and time deposits issued or supported by U.S. or foreign banks and savings institutions; repurchase agreements; variable or floating rate notes; U.S. Government obligations; and money market mutual fund shares.


The Fund will purchase only those debt securities rated A or better by at least one Nationally Recognized Statistical Rating Organization ("NRSRO") or, if unrated, determined by the Adviser to be of comparable quality. If a portfolio security ceases to be rated at least A or if the Adviser determines that an unrated security held by the Fund is no longer of comparable quality, the Fund may continue to hold that security so long as the security is rated at least BBB (or its equivalent) by at least one NRSRO or, if unrated, is determined by the Adviser to be of comparable quality. The value of such downgraded securities will not exceed 35% of the Fund's total assets.


The Fund may also invest in futures contracts and options. From time to time, the Fund may also hold uninvested cash reserves which do not earn income. For a further description of the Fund's policies with respect to its investments, see "Portfolio Instruments and Practices" and "Risk Factors" below.


The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates.

Pilot Intermediate U.S. Government Securities Fund and Pilot U.S. Government Securities Fund


Pilot Intermediate U.S. Government Securities Fund and Pilot U.S. Government Securities Fund (sometimes referred to together as the "Government Funds") offer investors two alternatives for participating in the fixed income securities market with a concentration in U.S. Government securities. The average weighted maturity of Pilot Intermediate U.S. Government Securities Fund is normally expected to be shorter than that of the Pilot U.S. Government Securities Fund.

The investment objective of each Fund is to seek total return and preservation of capital by investing primarily in U.S. Government securities and repurchase agreements collateralized by such securities. Each Fund will emphasize the capital appreciation component of total return. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions, the average weighted maturity of the Pilot Intermediate U.S. Government Securities Fund will be between three and ten years (ordinarily less than seven years) and the average weighted maturity of the Pilot U.S. Government Securities Fund will be between five and thirty years.


Each Fund invests at least 65% of its total assets in U.S. Government securities and repurchase agreements collateralized by such securities. Each Fund may invest in a variety of U.S. Government securities, including U.S. Treasury bonds, notes and bills, and obligations of a number of U.S. Government agencies and instrumentalities. Each Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities have historically had a very low risk of loss of principal if held to maturity. The Funds, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally required to do so.

Each Fund may also invest up to 35% of its total assets in debt securities of U.S. and foreign corporate and foreign government issuers, ADRs and EDRs, zero coupon bonds and cash equivalents. See "Pilot Diversified Bond Income Fund" above for a description of ADRs and EDRs and cash equivalents. The Funds will purchase only those investments which are rated investment grade by at least one NRSRO or, if unrated, are determined by the Adviser to be of comparable quality. If a portfolio security held by a Fund ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated portfolio security held by a Fund is no longer of comparable quality to an investment grade security, the security will be sold in an orderly manner as quickly as possible. Obligations in the lowest of the top four rating categories ("BBB" or "Baa") have certain speculative characteristics and are subject to more credit and market risk than securities with higher ratings.


Additionally, each Fund may also invest in futures contracts and options. From time to time, each Fund may also hold uninvested cash reserves which do not earn income. For a further description of the Funds' policies with respect to its investments, see "Portfolio Instruments and Practices" and "Risk Factors" below.


The value of each Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates.

Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund


Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund (sometimes referred to together as the "Municipal Bond Funds") offer investors two alternatives for participating in the municipal securities market. The average weighted maturity of Pilot Intermediate Municipal Bond Fund is normally expected to be shorter than the average weighted maturity of Pilot Municipal Bond Fund.



The investment objective of each Fund is to seek current income free of federal income tax as is consistent with preservation of capital. Each Fund seeks to attain its objective by investing its assets primarily in debt obligations of states, territories and possessions of the United States, the District of Columbia and of their agencies, authorities, instrumentalities and political sub-divisions ("Municipal Obligations") that are rated investment grade or above by one or more NRSROs at the time of purchase. Obligations purchased by a Fund that have not been assigned a rating will be determined by the Adviser to be of comparable quality. See "Pilot Intermediate U.S. Government Securities Fund and Pilot U.S. Government Securities Fund" above for a description of the risks associated with investment in securities with the lowest investment grade ratings. If a portfolio security ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated portfolio security held by a Fund is no longer of comparable quality to an investment grade security, the security will be sold in an orderly manner as quickly as possible. While each Fund has the flexibility to invest in Municipal Obligations with short, medium or long term maturities, except during temporary defensive periods or unusual market conditions, the average weighted maturity of Pilot Intermediate Municipal Bond Fund will be between three and ten years (ordinarily less than seven years), and the average weighted maturity of Pilot Municipal Bond Fund will be between five and thirty years.


Under normal market and economic conditions, each Fund will invest at least 80% of its net assets in Municipal Obligations the interest on which is exempt from regular federal income tax. In addition, under normal market conditions each Fund may invest up to 20% of its net assets in taxable instruments, including zero coupon bonds, cash equivalents and certain so-called private activity bonds, which are a type of obligation that, although exempt from regular federal income tax, may be subject to the federal alternative minimum tax. See "Pilot Diversified Bond Income Fund" above for a description of cash equivalents. The Funds may also invest in futures contracts and options. From time to time, each Fund may also hold uninvested cash reserves that do not earn income. For a further description of the Funds' policies with respect to Municipal Obligations and other instruments, see "Portfolio Instruments and Practices" and "Risk Factors" below.

Although the MUNICIPAL BOND FUNDS do not presently intend to do so on a regular basis, either Fund may invest more than 25% of its total assets in Municipal Obligations the interest on which comes solely from revenues of similar projects. When a Fund's assets are concentrated in obligations payable from revenues of similar projects or issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated. Payment on Municipal Obligations held by a Municipal Bond Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Should a foreclosure occur, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted Municipal Obligation.

The value of each Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates.

PORTFOLIO INSTRUMENTS AND
PRACTICES

--U.S. Government Obligations. EACH FUND may invest in securities issued or guaranteed by the U.S. Government, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities. Securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by certain U.S. Government agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the U.S. Treasury; others, like the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, including the Federal National Mortgage Association, are backed by the discretionary ability of the U.S. Government to purchase the entity's obligations; and still others, like the Student Loan Marketing Association, are backed solely by the issuer's credit. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity were it not required to do so by law.

--Asset-Backed and Mortgage-Backed Securities. EACH FUND may invest in asset-backed securities (i.e. securities backed by installment sale contracts, credit card receivables or other assets.) In addition, each Fund may make significant investments in U.S. Government securities that are backed by adjustable or fixed rate mortgage loans. The rate of prepayments on asset-backed instruments and hence the life of the security, will be primarily a function of current market rates and current conditions in the relevant market. In calculating the average weighted maturity of a Fund's portfolio, the maturity of asset-backed instruments will be based on estimates of average life. The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent a Fund purchases asset-backed securities at a premium, prepayments (which often may be made at any time without penalty) may result in some loss of a Fund's principal investment to the extent of any premiums paid.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the

U.S. Government. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or the value of a Fund's shares. Also, GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs. Each Fund may also invest in mortgage-backed securities of other issuers, such as the Federal National Mortgage Association, which are not guaranteed by the U.S. Government. Moreover, each Fund may invest in debt securities which are secured with collateral consisting of mortgage-backed securities and in other types of mortgage-related securities. Unscheduled or early payments on the underlying mortgage may shorten the effective maturities of mortgage-backed securities and lessen their growth potential. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return on reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund does not appreciate as rapidly as the price of non-callable debt securities.

--Municipal Obligations. Each of the MUNICIPAL BOND FUNDS will invest primarily in Municipal Obligations. The two principal classifications of Municipal Obligations are "general obligation" securities (which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source). A third type of Municipal Obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it then draws on a reserve fund, the restoration of which is a moral commitment but not a legal requirement of the state or municipality which created the issuer. Private activity bonds (such as bonds issued by industrial development authorities) are usually revenue securities issued by or for public authorities to finance a privately operated facility and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Within the principal classifications described above there are a variety of categories including municipal leases and certificates of participation. Municipal lease obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Adviser, under the supervision of the Board of Trustees, will determine the credit quality of any unrated municipal leases on an on-going basis, including an assessment of the likelihood that the lease will not be canceled.

Securities acquired by each of the Municipal Bond Funds may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Obligations. Such Obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts", "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATs") and "Municipal Zero--Coupon Receipts". The Funds may also purchase from time to time participation interests in debt securities held by trusts or financial institutions. A participation interest gives a Fund an undivided interest in the security or securities involved. Participation interests may have fixed, floating or variable rates of interest (although securities held by the issuer may have longer maturities). If a participation interest is unrated, the Adviser will have determined that the interest is of comparable quality to those instruments in which the Fund may invest. For certain participation interests, a Fund will have the right to demand payment for all or any part of the Fund's participation interest, plus accrued interest. As to these instruments, each Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

In addition, each Municipal Bond Fund may also hold other tax-exempt derivative instruments, which may be in the form of tender options bonds, participations, custodial receipts and bonds that have interest rates that re-set inversely to changing short-term rates and/or have imbedded interest rate floors and caps. Many of these derivative instruments are proprietary products that have been recently developed by investment banking firms, and it is uncertain how these instruments will perform under different economic and interest-rate scenarios. In addition, because certain of these instruments are leveraged, their market values may be more volatile than other types of Municipal Obligations and may present greater potential for capital gain or loss. In some cases it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument or other types of Municipal Obligations is tax-exempt and, accordingly, purchases of such securities are based on the opinion of counsel to the sponsors of the instruments. The Pilot Funds and the Adviser rely on these opinions and do not intend to review the bases for them.

Municipal Obligations purchased by the Funds may be backed by letters of credit or guarantees issued by domestic or foreign banks and other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or a guarantee with respect to a Municipal Obligation held by a Fund could have an adverse effect on a Fund's portfolio and the value of its shares. As described below under "Risk Factors--Foreign Securities", foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.


--Corporate Obligations. EACH FUND may purchase corporate bonds and cash equivalents that meet a Fund's quality and maturity limitations. These investments may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, Eurobonds, which are U.S. dollar-denominated obligations of foreign issuers, and Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign issuers in the U.S., and equipment trust certificates. The GOVERNMENT FUNDS and DIVERSIFIED BOND INCOME FUND may also purchase obligations issued by foreign corporations. Corporate bonds are subject to call risk during periods of falling interest rates. Securities with high stated interest rates may be prepaid (or called) prior to maturity, requiring a Fund to invest the proceeds at generally lower interest rates.


Cash equivalents, such as commercial paper and other similar obligations purchased by a Fund that have an original maturity of thirteen months or less, will either have short-term ratings at the time of purchase in the top two categories by one or more NRSROs or be issued by issuers with such ratings. Unrated instruments of these types purchased by a Fund will be determined by the Adviser to be of comparable quality.

--Repurchase Agreements. EACH FUND, except the MUNICIPAL BOND FUNDS, may enter into repurchase agreements which involve a purchase of portfolio securities subject to the seller's agreement to repurchase them at an agreed upon time and price. The Funds will enter into repurchase agreements only with financial institutions (such as banks and broker-dealers) deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Board of Trustees. The term of these agreements is usually from overnight to one week and in any event, the Funds intend that such agreements will not have maturities longer than 60 days.

A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. During the term of any repurchase agreement, the Adviser will monitor the creditworthiness of the seller, and the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Because of the seller's repurchase obligation, the securities subject to repurchase agreements do not have maturity limitations.

--Reverse Repurchase Agreements. EACH FUND is authorized to make limited borrowings for temporary purposes by entering into reverse repurchase agreements. Under such an agreement a Fund sells portfolio securities to financial institutions (such as banks and broker-dealers) and then buys them back later at an agreed-upon time and price. When a Fund enters into a reverse repurchase agreement it will place in a separate custodial account either liquid assets or high grade debt securities that have a value equal to or more than the price a Fund must pay when it buys back the securities, and the account will be continuously monitored by the Adviser to make sure the appropriate value is maintained. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Interest paid by a Fund in a reverse repurchase or other borrowing transaction will reduce a Fund's income. The Funds will only enter into reverse repurchase agreements to avoid the need to sell portfolio securities to meet redemption requests during unfavorable market conditions.

--Variable and Floating Rate Instruments. EACH FUND may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes, which are instruments under which the indebtedness represented by the instrument as well as its interest rate may vary. Because of the absence of a market in which to resell variable or floating rate instruments, a Fund might have trouble selling an instrument should the issuer default or during periods when a Fund is not permitted by agreement to demand payment of the instrument, and for this or other reasons a loss could occur with respect to the instrument.

--Zero Coupon Securities. EACH FUND may invest in zero coupon securities. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment.

A Fund will be required to include in income daily portions of original issue discount accrued which will cause the Fund to be required to make distributions of such amounts to shareholders annually, even if no payment is received before the distribution date. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

--Stripped Securities. EACH FUND may invest in instruments known as "stripped" securities. These instruments include U.S. Treasury bonds and notes and federal agency obligations on which the unmatured interest coupons have been separated from the underlying obligation. These obligations are usually issued at a discount to their "face value", and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. Each Fund may invest in "interest only" stripped securities that have been issued by a federal instrumentality known as the Resolution Funding Corporation and other stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal Securities program ("STRIPS"). Each Fund may also invest in instruments that have been stripped by their holder, typically a custodian bank or investment brokerage firm, and then resold in a custodian receipt program under names such as TIGRS (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasuries).

In addition, EACH FUND may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

--Participations and Trust Receipts. EACH FUND may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives a Fund an undivided interest in the security in the proportion that a Fund's participation interest or receipt bears to the total principal amount of the security. Each Fund intends only to purchase participations and trust receipts from an entity or syndicate, and do not intend to serve as a co-lender in any such activity.

--When-Issued Purchases, Forward Commitments and Delayed Settlements. EACH FUND may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. Additionally, the Funds may purchase or sell securities on a "delayed settlement" basis.

When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. Delayed settlement refers to a transaction in the secondary market that will settle some time in the future. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. When-issued purchases, forward commitments and delayed settlement transactions are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. In the event a Fund's when-issued purchases, forward commitments and delayed settlement transactions ever exceeded 25% of the value of its total assets, a Fund's liquidity and the ability of the Adviser to manage the Fund might be adversely affected. These transactions will not be entered into for speculative purposes but only in furtherance of a Fund's investment objective.

--Stand-by Commitments. Each of the MUNICIPAL BOND FUNDS may acquire stand-by commitments under which a dealer agrees to purchase certain Municipal Obligations at the Fund's option at a price equal to amortized cost plus interest. These commitments will be used only to assist in maintaining the liquidity of the Funds, and not for trading purposes.

--Other Investment Companies. EACH FUND may invest in the securities of other mutual funds that invest in the particular instruments in which a Fund itself may invest subject to requirements of applicable securities laws. The Trust, on behalf of each of the Funds, has obtained relief from the SEC to permit each Fund to invest any uninvested cash reserves in an amount not to exceed 25% of its total assets in affiliated money market funds. When a Fund invests in another mutual fund, it pays a pro rata portion of the advisory and other expenses of that fund as a shareholder of that fund. These expenses are in addition to the advisory and other expenses a Fund pays in connection with its own operations. The Adviser may waive its advisory fee on that portion of any Fund's assets which are invested in the securities of affiliated money market funds managed by the Adviser or any of its affiliates.

--Securities Lending. EACH FUND may lend securities held in its portfolio to financial institutions (such as banks and broker-dealers) as a means of earning additional income. These loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, securities loans will be made only to financial institutions the Adviser deems to be of good standing, and will only be made if the Adviser thinks the possible rewards from such loan justify the possible risks. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 33 1/3% of its total assets. Securities loans will be fully collateralized.


--Mortgage Rolls.The GOVERNMENT FUNDS and DIVERSIFIED BOND INCOME FUND may enter into transactions known as "mortgage dollar rolls" in which a Fund sells mortgage-backed securities for current delivery and simultaneously contracts to repurchase substantially similar securities in the future at a specified price which reflects an interest factor and other adjustments. During the roll period, a Fund does not receive principal and interest on the mortgage-backed securities but it does earn interest on the cash proceeds of the initial sale. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. Unless a roll has been structured so that it is "covered," meaning that there exists an offsetting cash or cash-equivalent security position that will mature at least by the time of settlement of the roll transaction, liquid assets in the amount of the future purchase commitment will be set apart for the Fund involved in a separate account at the custodian. Mortgage rolls are not a primary investment technique for any of the Funds, and it is expected that, under normal market conditions, a Fund's commitments under mortgage rolls will not exceed 10% of the value of its total assets.


--Options. EACH FUND may write covered call options, buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.


Options purchased by a Fund will not exceed 5%, and options written by a Fund will not exceed 25%, of its net assets. For all Funds, except Diversified Bond Income Fund, all options will be listed on a national securities exchange and issued by the Options Clearing Corporation.


OPTIONS TRADING IS A HIGHLY SPECIALIZED ACTIVITY AND MAY CARRY GREATER THAN ORDINARY INVESTMENT RISK. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The Funds may use options to manage their exposure to changing interest rates and/or security prices. The use of covered call and secured put options will not be a primary investment technique of any Fund.

--Futures and Related Options. EACH FUND may enter into futures contracts and options on such futures contracts as a hedge against anticipated interest rate fluctuations. Such fluctuations could have an effect on securities that a Fund holds in its portfolio or intends to sell. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index. A Fund may not purchase or sell a futures contract (or related option) except for bona fide hedging purposes unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).

EACH FUND may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

More information regarding futures contracts and related options can be found in the Statement of Additional Information, which is available upon request.

--Forward Foreign Currency Exchange Contracts. Because DIVERSIFIED BOND INCOME FUND and the GOVERNMENT FUNDS may each buy and sell securities and receive dividend and interest proceeds in currencies other than the U.S. dollar, these Funds may from time to time enter into forward foreign currency exchange contracts ("forward contracts"). A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract.

The purpose of entering into these contracts is to minimize the risk to the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies. At the same time, such contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than the performance it would have had if it had not engaged in forward contracts.

--Liquidity Considerations. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons a FUND WILL NOT KNOWINGLY INVEST MORE THAN 15% OF ITS NET ASSETS IN ILLIQUID SECURITIES. Illiquid securities include repurchase agreements, securities loans and time deposits that do not permit a Fund to terminate them after seven days notice, certain certificates of participation, trust receipts, tax-exempt derivative instruments, stripped mortgage-backed securities issued by private issuers and securities that are not registered under the securities laws. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable amount master demand notes with maturities of nine months or less and securities for which the Adviser has determined pursuant to guidelines adopted by the Board of Trustees that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A), are not subject to this 15% limitation.

--Portfolio Turnover. EACH FUND may engage in short-term trading to achieve its investment objective. The annual portfolio turnover rates for the Funds are not expected to exceed 100% during the next twelve months. Portfolio turnover will not be a limiting factor in making investment decisions. Portfolio turnover may occur for a variety of reasons, including the appearance of a more favorable investment opportunity. Turnover may require payment of brokerage commissions, impose other transaction costs and could increase the amount of income received by a Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from the gains may be ordinary income for federal tax purposes (see "The Business of the Fund--Tax Implications").

--Other Information. Certain brokers who are affiliated with The Pilot Funds may act as broker for the Funds on exchange portfolio transactions, subject, however, to procedures adopted by the Board of Trustees. Commissions, fees or other remuneration paid to an affiliated broker must be at least as favorable as those which the Trustees believe to be charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. A transaction will not be placed with an affiliated broker if a Fund would have to pay a commission rate less favorable than the affiliated broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the affiliated broker acts as a clearing broker for another brokerage firm, and any customers of the affiliated broker not comparable to The Pilot Funds as determined by the Board of Trustees.

The Pilot Funds has also adopted certain procedures which enable a Fund to purchase certain instruments during the existence of an underwriting or selling syndicate of which an affiliated broker is a member. These procedures establish certain limitations on the amount of securities which can be purchased in any single offering and on the amount of a Fund's assets which may be invested in any single offering. Because of the active role which may be played by affiliated brokers in the underwriting of securities, a Fund's ability to purchase securities in the primary market may from time to time be limited.

RISK FACTORS

--Foreign Securities. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

--Other Risk Considerations. As with an investment in any mutual fund, an investment in the Funds entails market and economic risks associated with investments generally. However, there are certain specific risks of which you should be aware.

Generally, the market value of fixed income securities in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should be aware that in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates the market value will tend to decrease. You should also be aware that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. The Funds may purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

FUNDAMENTAL LIMITATIONS

Certain of the investment policies of each Fund may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. Policies requiring such a vote to effect a change are known as "fundamental". Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the Statement of Additional Information, which is available upon request.

1. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain limited exceptions described in the Statement of Additional Information).

2. A Fund may not invest (with certain limited exceptions, including U.S. Government obligations, as described in the Statement of Additional Information) more than 5% of its total assets in the securities of a single issuer or subject to puts from any one issuer, except that up to 25% of the total assets of each Fund can be invested without regard to the 5% limitation. A Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 25% exception.

3. A Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.

4. A Fund may not make loans, except that it may invest in debt securities, enter into repurchase agreements and lend its portfolio securities.

If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

INVESTING IN THE PILOT FUNDS

Getting Your Investment Started

Investing in The Pilot Funds is quick and convenient. Fund Shares may be purchased either through the account you maintain with Boatmen's Investment Services, Inc., another broker-dealer or certain other institutions or from The Pilot Funds directly. Fund shares are distributed by Pilot Funds Distributors, Inc. (the "Distributor"). The Distributor is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

You may choose to invest through your Boatmen's Investment Services account where an Account Representative can advise you in selecting among The Pilot Funds. Whether you currently have a Boatmen's Investment Services account or wish to open one, your Pilot Funds investment can be executed within a few minutes by telephone or, if you prefer, during a consultation with an Investment Officer of Boatmen's Investment Services, Inc. Call The Pilot Funds at 800/71-PILOT to arrange a consultation scheduled at your convenience.

Clients of Boatmen's Investment Services, Inc. and other institutions (such as broker-dealers) that have entered into agreements with the Distributor ("Service Organizations") may purchase shares through their accounts at their Service Organization and should contact the Service Organization directly for appropriate purchase instructions. Share purchases (and redemptions) made through Boatmen's Investment Services, Inc. or another Service Organization are effected only on days the particular institution and the Fund involved are open for business. When shares are purchased through Boatmen's Investment Services, Inc. or another Service Organization, a fee may be charged by those institutions for providing administrative services in connection with your investment.

Should you wish to establish an account directly with The Pilot Funds, please refer to the purchase options described under "Opening and Adding to Your Pilot Funds Account".

Payments for Fund shares must normally be in U.S. dollars and in order to avoid fees and delays should be drawn on a U.S. bank. Please remember that The Pilot Funds retains the right to reject any purchase order.

Your Alternative Purchase Options

Your purchases of Fund shares are subject to either a front-end or back-end sales charge. You may elect to have the sales charge deducted at the time of your investment--on the "front-end"--or choose to defer the sales charge until your investment is redeemed--on the "back-end". This back-end sales charge declines over time and is known as a "contingent deferred sales charge." If you decide to pay the sales charge at the time you make your investment, your purchase will be made in Class A Shares, whereas if you prefer to pay the sales charge when you redeem your investment, your purchase will be made in Class B Shares. Once you have held Class B Shares for six years, you do not pay the contingent deferred sales charge when you redeem those shares.

Characteristics of Class A Shares and Class B Shares

Class A Shares and Class B Shares differ primarily in their sales charge structures and distribution arrangements, including ongoing distribution fees. The classes may also have differing transfer agency and other fees, although the Funds currently do not intend to allocate such fees on a class basis. You should understand that the purpose and function of the sales charge structures and distribution arrangements for both Class A Shares and Class B Shares are the same.

Class A Shares: Class A Shares are sold at their net asset value plus a front-end sales charge of up to 4.50% (4.00% for Pilot Diversified Bond Income Fund, Pilot Intermediate U.S. Government Securities Fund and Pilot Intermediate Municipal Bond Fund). (See "How to Buy Shares--Explanation of Sales Price".) This front-end sales charge may be reduced or waived in some cases. (See "Transaction Rules" and "Shareholder Services--Front-End Sales Charge Reductions.") Class A Shares are subject to ongoing distribution fees at an annual rate of up to 0.25% of a Fund's average daily net assets attributable to its Class A Shares.

Class B Shares: Class B Shares are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the shares are redeemed within six years of investment. (See "How to Buy Shares-- Explanation of Sales Price".) Class B Shares are subject to ongoing distribution fees at an annual rate of up to 1.00% of a Fund's average daily net assets attributable to its Class B Shares. These ongoing fees, which are higher than those charged on Class A Shares, will cause Class B Shares to have a higher expense ratio and pay lower dividends than Class A Shares.

Eight years after purchase, Class B Shares will convert automatically to Class A Shares. The conversion relieves a shareholder of Class B Shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged.

The conversion from Class B Shares to Class A Shares takes place at net asset value, so you receive dollar-for-dollar the same value of Class A Shares as you had of Class B Shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. As a result of the conversion, the converted shares are relieved of the distribution fees borne by Class B Shares, although they are subject to the distribution fees borne by Class A Shares.

Class B Shares of a Fund acquired through a reinvestment of dividends or distributions from that Fund (as discussed under "Dividends and Distributions") are also converted at the earlier of two dates--eight years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Class B Shares that were not acquired through reinvestment of dividends or distributions. For example, if you make a one-time purchase of Class B Shares of a particular Fund, and subsequently acquire additional Class B Shares of that Fund only through reinvestment of dividends and/or distributions from that Fund, all of your Class B Shares in that Fund, including those acquired through reinvestment, will convert to Class A Shares of that Fund on the same date.

Considerations In Choosing Between Class A And
Class B Shares

The decision as to which share class may be more beneficial for you depends, in part, on the amount and intended length of your investment. Due to the lower ongoing distribution fees on Class A Shares, the dividends for those shares will be higher than the Class B Shares. However, since a front-end sales charge is deducted from your purchase at the time of your investment, not all of your purchase amount will purchase shares. Thus, the same initial investment will purchase more Class B Shares than Class A Shares of the same Fund. In addition, Class B Shares are subject to a contingent deferred sales charge.

Since large investors may qualify for a reduced front-end sales charge (see "Shareholder Services--Front-End Sales Charge Reductions"), such investors should consider making their purchase in Class A Shares.

Because of these possible front-end sales charge reductions, purchases in excess of $100,000 may be more advantageous to you if made in Class A Shares rather than Class B Shares. In any event The Pilot Funds will not accept any order of $250,000 or more for Class B Shares. In addition, regardless of whether you qualify for a reduced front-end sales charge, if you expect to hold your investment for an extended period of time, you might still consider purchasing Class A Shares because the accumulated higher ongoing expenses, together with the contingent deferred sales charge, of the Class B Shares will exceed the amount of the front-end sales charge and ongoing distribution fees related to Class A Shares.

On the other hand, you might decide, because you would be subject to higher front-end charges or for other reasons, that it would be more advantageous for you to have all of your purchase amount invested immediately in Fund shares, even though you would also be subject to higher ongoing distribution fees. These higher ongoing fees might be offset by any return you receive from the additional shares you originally purchased as a result of not having to pay a front-end sales charge. You should note however, that a Fund's future returns cannot be predicted, and that there is no assurance that such returns, if any, would compensate for those higher ongoing expenses. You should also remember that you would be subject to any applicable contingent deferred sales charge during the first six years of your investment in Class B Shares.

If You Have Questions

If you are investing in The Pilot Funds through an account with Boatmen's Investment Services, Inc. or another Service Organization, you should speak directly with your assigned Account Representative or contact person at such organization. If you are a direct investor with The Pilot Funds and need assistance with your account, a Pilot Funds service representative is available to answer your questions by calling the appropriate toll-free numbers listed below.
---------------------------------------------------------------

     CALL                 FOR INFORMATION
--------------  ------------------------------------
[S]             [C]
800/71-PILOT    Regarding the Funds' investment
8:00 am to      objectives and policies or for
7:00 pm         information about opening an account
Central time    (including information regarding the
                Funds' alternative purchase
                options). Information on changing
                your Pilot Funds' services, and
                Statements of Additional
                Information, are also available at
                this number.
----------------------------------------------------
800/227-3654    To obtain your account balance or to
7:30 am to      request a telephone transaction.
4:00 pm
Central time
----------------------------------------------------

With respect to telephone transactions, The Pilot Funds and its service contractors will employ reasonable procedures to ensure that instructions communicated by phone are genuine; if these procedures are not followed, The Pilot Funds or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmation to shareholders within 72 hours of a telephone transaction, verifying the account name and a shareholder's account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. Each party who establishes an account directly with The Pilot Funds automatically has the ability to engage in telephone transactions unless that party elects otherwise.

The Pilot Funds will send you the following statements and reports to provide you with current information on the status of your account:

Confirmation Statements    After every transaction
                           (other than an Automatic
                           Investment Plan transaction
                           or dividend credit) that
                           affects your account
                           balance or your account
                           registration.
Account Statements         On a quarterly basis
                           detailing year to date
                           activity for each of your
                           accounts.
Financial Reports          Every six months. To reduce
                           The Pilot Funds' expenses,
                           only one copy of most Fund
                           reports will be mailed to
                           your household, even if you
                           have more than one account
                           in a Fund.

HOW TO BUY SHARES

This section provides you with pertinent information on how to buy Fund shares. Further information can be found under "Transaction Rules". Before investing you will need to decide whether to purchase Class A Shares (which are sold with a front-end sales charge) or Class B Shares (which are sold without a front-end sales charge but are subject to a contingent deferred sales charge). See "Your Alternative Purchase Options".

                              MINIMUM INVESTMENT
                         -----------------------------
                            TO OPEN       ADDITIONAL
                            ACCOUNT       INVESTMENTS
                         -------------   -------------
Regular Account........         $1,000            $100
Automatic Investment
  Plan.................           $100            $100
Employee*--Regular
  Accounts.............           $500            $100
Employee*--Automatic
  Investment Plan......           $100             $50
Tax-Sheltered
  Retirement Plans.....           $500             $50
Exchange
  Transactions.........         $1,000            $500
------------

*Applies to employees of the Adviser and its affiliates.

OPENING AND ADDING TO YOUR PILOT FUNDS ACCOUNT

As described above under "Getting Your Investment Started," you may purchase Fund shares through Boatmen's Investment Services, Inc. or another Service Organization. Direct investments in The Pilot Funds may also be made in a number of different ways, as shown in the following chart. Simply choose the method that is most convenient for you. Any questions you have can be answered by calling the appropriate toll-free number indicated above under "If You Have Questions".

--------------------------------------------------------------------------------

                                      TO OPEN AN ACCOUNT                       TO ADD TO AN ACCOUNT
                                 DIRECTLY WITH THE PILOT FUNDS          HELD DIRECTLY WITH THE PILOT FUNDS
                            ---------------------------------------   ---------------------------------------
By Mail to:                 -- Complete an Account Application and    -- Make your check payable to the
The Pilot Funds,               mail it, along with a check payable       particular Fund in which you are
c/o BISYS Fund Services        to the Fund in which you are              investing and mail it to the address
Dept. L-1709                   investing, to the address on the          on the left.
Columbus, OH 43260-1709        left.                                  -- Please include your account number
                                                                         on your check.
                                                                      -- Or use the convenient form attached
                                                                         to your regular Fund statement.
-------------------------------------------------------------------------------------------------------------
In Person to:               -- Deliver the Account Application and    -- Deliver your check payable to the
BISYS Fund Services            your check payable to the particular      particular Fund in which you are
3435 Stelzer Road              Fund in which you are investing to        investing to the address on the left.
Columbus, OH 43219-3035        the address on the left.               -- Please include your account number
                                                                         on your check.
-------------------------------------------------------------------------------------------------------------
By Wire to:                 -- Ask your bank to send immediately      -- Ask your bank to wire immediately
Call 1-800/71-PILOT            available funds by wire.                  available funds as described at left,
for Wire Instructions       -- The wire should say that you are          except that the wire should note that
                               opening a new Fund account (if an         it is to make a subsequent purchase
                               Account Application Form is not           rather than to open a new account.
                               received for a new account within 30   -- Please include your Fund account
                               days after the wire is received,          number.
                               dividends and redemption proceeds from
                               the account will be subject to back-up
                               withholding). The wire should say that
                               the purchase is to be in your name.
                            -- Include your name, address and
                               taxpayer identification number.
                               Indicate the name of the Fund in
                               which you are investing. Investors
                               should also indicate share class
                               selection.
                            Consult your bank for information on remitting funds by
                            wire and associated bank charges.
-------------------------------------------------------------------------------------------------------------
Automatic Investment        -- You must first complete an Account     -- Call 800/71-PILOT to find out how to
(allows regular investment     Application and select the Automatic      set up this service.
without ongoing paperwork)     Investment Plan option.                -- Additional purchases will then
                            -- Call 800/71-PILOT for more                automatically be made as directed by
                               information.                              you.
-------------------------------------------------------------------------------------------------------------

Explanation of Sales Price

The public offering price for each class of shares is based upon net asset value per share plus, in the case of Class A Shares, a front-end sales charge. Net asset value per share for each class of each Fund will be determined by adding the value of the Fund's investments, cash and other assets attributable to the class, subtracting the Fund's liabilities attributable to that class, and then dividing the result by the number of shares in the class that are outstanding. The assets of each Fund are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Trustees. Debt securities held by these Funds that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value.

The per share net asset values of Class A Shares and Class B Shares will diverge due to the different distribution expenses borne by the classes. More information about valuation can be found in the Funds' Statement of Additional Information, which is available upon request.

Net asset value is computed as of 3:00 P.M., Central time, on all days the New York Stock Exchange (the "Exchange") is open for trading, which is Monday through Friday except for holidays (scheduled Exchange holidays for 1997 are New Years Day (observed), President's Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed)). On those days when the Exchange closes early as a result of such day being a partial holiday or otherwise, the right is reserved to advance the time on that day by which purchase and redemption requests must be received.


CLASS A SHARES: THE FRONT-END SALES CHARGE OPTION. The front-end sales charge for Class A Shares of the Funds begins at 4.50% (4.00% for Pilot Diversified Bond Income Fund, Pilot Intermediate U.S. Government Securities Fund and Pilot Intermediate Municipal Bond Fund) and may decrease as the amount you invest in Class A Shares increases, as shown in the following two charts:

                                    PILOT U.S. GOVERNMENT SECURITIES FUND
                                          PILOT MUNICIPAL BOND FUND
                                    -------------------------------------
                                   PER SHARE
                               AS A PERCENTAGE OF             DEALERS
                              ------------------------   REALLOWANCE AS A
                                             NET ASSET     PERCENTAGE OF
   AMOUNT OF TRANSACTION      OFFERING PRICE   VALUE      OFFERING PRICE
---------------------------   -------------- ---------   -----------------
Less than $100,000.........        4.50        4.71             4.00
$100,000 to $249,999.......        3.75        3.90             3.25
$250,000 to $499,999.......        3.00        3.09             2.50
$500,000 to $999,999.......        2.00        2.04             1.75
$1,000,000 to $2,499,999...        1.00        1.01             0.90
$2,500,000 and over........        0.00        0.00             0.00

                               PILOT DIVERSIFIED BOND INCOME
                                           FUND
                                  PILOT INTERMEDIATE U.S.
                                GOVERNMENT SECURITIES FUND
                               PILOT INTERMEDIATE MUNICIPAL
                                         BOND FUND
                               -----------------------------
                                 PER SHARE
                             AS A PERCENTAGE OF               DEALERS
                            --------------------          REALLOWANCE AS A
                                            NET ASSET       PERCENTAGE OF
  AMOUNT OF TRANSACTION     OFFERING PRICE    VALUE        OFFERING PRICE
-------------------------   --------------  ---------     ----------------
Less than $100,000.......        4.00        4.17               3.50
$100,000 to $249,999.....        3.25        3.36               2.75
$250,000 to $499,999.....        2.50        2.56               2.00
$500,000 to $999,999.....        1.50        1.52               1.25
$1,000,000 to
 $2,499,999..............        1.00        1.01               0.90
$2,500,000 and over......        0.00        0.00               0.00

It is possible that the dealers reallowance shown in the tables above may change over time. Further reductions in the sales charges shown above are also possible--please see "Shareholder Services--Sales Charge Reductions".

CLASS B SHARES: THE CONTINGENT DEFERRED SALES CHARGE OPTION. Although you pay no front-end sales charge on Class B Shares, if you redeem those shares within six years after the date you purchased them, the shares will be subject to a contingent deferred sales charge at the rates set forth in the charts below. The sales charge is charged on the lesser of the net asset value on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is charged on any increase in the principal value of your shares.

The amount of any contingent deferred sales charge will be different depending on the number of years that elapse between the time you pay for Class B Shares and the time those shares are redeemed. Solely for purposes of determining the number of years from the time of payment for your share purchase, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

             PILOT U.S. GOVERNMENT SECURITIES FUND
                   PILOT MUNICIPAL BOND FUND
---------------------------------------------------------------
                                      CONTINGENT DEFERRED
                                         SALES CHARGE
                                      (AS A PERCENTAGE OF
        NUMBER OF YEARS              DOLLAR AMOUNT SUBJECT
    ELAPSED SINCE PURCHASE              TO THE CHARGE)
------------------------------- -------------------------------
One............................              4.50%
Two............................              4.00%
Three..........................              3.50%
Four...........................              3.00%
Five...........................              2.50%
Six............................              1.75%
After Six Years................              0.00%

              PILOT DIVERSIFIED BOND INCOME FUND
      PILOT INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND
            PILOT INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------
                                      CONTINGENT DEFERRED
                                         SALES CHARGE
                                      (AS A PERCENTAGE OF
        NUMBER OF YEARS              DOLLAR AMOUNT SUBJECT
    ELAPSED SINCE PURCHASE              TO THE CHARGE)
------------------------------- -------------------------------
One............................              4.00%
Two............................              3.50%
Three..........................              3.00%
Four...........................              2.50%
Five...........................              2.00%
Six............................              1.25%
After Six Years................              0.00%

When you sell your Class B Shares, your order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Class B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (i.e., shares held longer than six years and shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge waivers) and after that from the Class B Shares you have held the longest.


For example, assume you purchased 100 Class B Shares at $10 a share (for a total cost of $1,000), three years later the shares have a net asset value of $12 per share and during that time you acquired 10 additional shares through dividend reinvestment. If you then make your first redemption of 50 shares (resulting in proceeds of $600, 50 shares x $12 per share), the first 10 shares redeemed will not be subject to the contingent deferred sales charge because they were acquired through reinvestment of dividends. With respect to the remaining 40 shares redeemed, the contingent deferred sales charge is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $400 of the $600 you received from selling your shares will be subject to the contingent deferred sales charge, at a rate of 3.50% (3.00% for Pilot Diversified Bond Income Fund, Pilot Intermediate U.S. Government Securities Fund and Pilot Intermediate Municipal Bond Fund), the applicable rate in the third year after purchase. The proceeds from the contingent deferred sales charge that you may pay upon redemption go to the Distributor, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class B Shares. The contingent deferred sales charge, along with the ongoing distribution fees paid with respect to Class B Shares, enables those shares to be purchased without the imposition of a front-end sales charge.


HOW TO SELL SHARES


The Pilot Funds makes it easy to sell, or "redeem" your shares. If you purchased your shares through an account at Boatmen's Investment Services, Inc. or another Service Organization, you may redeem shares in accordance with the instructions pertaining to that account. If you purchased your shares directly from The Pilot Funds, you have the ability to redeem shares by any of the methods described below. Requests must be signed by you and by each other owner of the account (for joint accounts). Except for a contingent deferred sales charge that may be charged on Class B shares, The Pilot Funds imposes no charges when you redeem shares.


--------------------------------------------------------------------------------

                                       HOW TO REDEEM SHARES                   ADDITIONAL LIMITATIONS
                               ------------------------------------    ------------------------------------
By Mail to:                    -- Send a signed request (each          -- Requests greater than $50,000 per
The Pilot Funds,                  owner, including each joint owner,      day must be signature guaranteed.
c/o BISYS Fund Services           must sign) to the Transfer Agent
Dept. L-1709                      at the address on the left.          -- You should refer to "Transaction
Columbus, OH 43260-1709                                                   Rules" below for additional
                               -- Be sure to include both the name        limitations.
                                  of the particular Fund whose shares
                                  you are selling and your account
                                  number.

-----------------------------------------------------------------------------------------------------------

By Wire:                       -- After you have signed up for wire    -- The Transfer Agent may act upon
                                  redemption privileges on the            such a request from any person
                                  Account Application, you may            representing himself or herself to
                                  instruct the Transfer Agent to          be you and reasonably believed by
                                  wire your redemption proceeds to        the Transfer Agent to be genuine.
                                  your bank account by sending a
                                  request in writing or by phone       -- The transaction amount must be a
                                  (800/844-1235).                         $1,000 minimum.
                                                                       -- This privilege may be subject to
                                                                          limits regarding frequency and
                                                                          overall amount.

-----------------------------------------------------------------------------------------------------------

In Person to:                  -- Deliver your written request         -- Requests must be signed by each
BISYS Fund Services               directly to the Transfer Agent at       owner, including each joint owner.
3435 Stelzer Road                 the address on the left.
Columbus, OH 43219-3035                                                -- Requests greater than $50,000 per
                                                                          day must be signature guaranteed.

-----------------------------------------------------------------------------------------------------------

Automatic Withdrawal           -- Withdrawals begin after you have     -- Your account must have a total
(permits automatic                signed up for this service (either      net asset value of at least $5,000.
  withdrawal                      on the account application or in a
of pre-arranged amount)           subsequent letter to the Transfer    -- The transaction amount must be at
                                  Agent).                                 least a $50 minimum.
                               -- Call 800/71-PILOT for more
                                  information.

-----------------------------------------------------------------------------------------------------------

Redemption requests are processed when received in proper form by The Pilot Funds at the net asset value per share next determined after such receipt (subject to the contingent deferred sales charge for Class B Shares).

TRANSACTION RULES

THE PURCHASE PROCEDURES differ depending on whether you place your order directly with The Pilot Funds or use Boatmen's Investment Services, Inc. or another Service Organization.

IF YOU PLACE AN ORDER FOR FUND SHARES directly with the Fund, in proper form and accompanied by payment, it will be processed upon receipt by the Transfer Agent. An order in proper form will also be processed upon receipt by the Transfer Agent where Boatmen's Investment Services, Inc. or another Service Organization undertakes to pay for the order in immediately available funds wired to the Transfer Agent by the close of business the next Business Day. If the Transfer Agent receives your order and, where required, payment by 3 p.m., Central time, your shares will be purchased at the public offering price calculated on that day. Otherwise, your shares will be purchased at the public offering price determined as of 3 p.m., Central time, on the next Business Day.

IF YOU PLACE AN ORDER FOR FUND SHARES THROUGH BOATMEN'S INVESTMENT SERVICES, INC. OR ANOTHER SERVICE ORGANIZATION, and you place your order in proper form on any Business Day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 3 p.m. Central time on that day, if Boatmen's Investment Services, Inc. or your other Service Organization then sends your order to the Transfer Agent before the end of its Business Day (which is normally 4 p.m. Central time). Boatmen's Investment Services, Inc. or your other Service Organization must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price within five business days.

WIRE PURCHASES AND REDEMPTIONS. If you purchase shares by wire, you must file an Account Application before any of those shares can be redeemed. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information about sending and receiving funds by wire, including any charges by your bank for these services. The Pilot Funds may decide at any time to no longer permit wire redemptions.

MISCELLANEOUS PURCHASE INFORMATION. You must specify at the time of investment whether you are purchasing Class A Shares or Class B Shares. Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Share certificates will not be issued. If your check does not clear, a fee may be imposed by the Transfer Agent. The minimum initial investment in the Fund by employees of Boatmen's or its affiliates is $500. The minimum amount required for subsequent investments is $100, except in connection with certain investment programs.

MISCELLANEOUS REDEMPTION INFORMATION. The Pilot Funds usually makes payment for the shares that you redeem within Three Business Days after it receives your request in proper form. SHARES PURCHASED BY CHECK FOR WHICH A REDEMPTION REQUEST HAS BEEN RECEIVED WILL NOT BE REDEEMED UNLESS THE CHECK PAYMENT USED FOR INVESTMENT HAS CLEARED, WHICH MAY TAKE UP TO SEVEN BUSINESS DAYS.

When redeeming shares in the Funds, you should indicate whether you are redeeming Class A Shares or Class B Shares. If you own Class A Shares and Class B Shares of the same Fund, Class A Shares will be redeemed first unless you request otherwise.

Certain types of redemption requests will need to include a signature guarantee for each name in which the account is registered. Signature guarantees must accompany redemption requests for: (i) an amount in excess of $50,000 per day,
(ii) any amount if the redemption proceeds are to be sent elsewhere than the address of record on The Pilot Funds' books, or (iii) an amount of $50,000 or less if the address of record has been on The Pilot Funds' books for less than sixty days, although the Transfer Agent reserves the right to require signature guarantees on all redemptions. Signature guarantees are designed to protect both you and The Pilot Funds from fraud. To obtain a signature guarantee you should visit a bank, trust company, credit union, savings association, broker-dealer or other member of a national securities exchange, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee".

If you experience difficulty in contacting the Transfer Agent to redeem shares by phone, for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

THE VALUE OF SHARES THAT ARE REDEEMED IN A FUND may be more or less than their original cost, depending on the Fund's current net asset value. In addition, if you are redeeming Class B Shares you may be subject to a contingent deferred sales charge, which will be deducted from the proceeds of your redemption.

THE PILOT FUNDS RESERVES THE RIGHT TO INVOLUNTARILY REDEEM AN ACCOUNT (other than a tax-sheltered retirement plan account) if, after thirty days' written notice, the account's net asset value falls and remains below a $1,000 minimum due to share redemptions and not market fluctuations.

In unusual circumstances The Pilot Funds may make payment in readily marketable portfolio securities at their market value equal to the redemption price.

In certain situations or for certain individuals or entities, the front-end sales charge for Class A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales efforts required to attract such investments. In order to receive the sales charge waiver, you must explain the status of your investment at the time of purchase. No sales charge is charged on reinvested dividends or distributions. Likewise, there is no front-end sales charge on (1) any purchase by Boatmen's, BISYS, any of their affiliates or their respective officers, partners, directors or employees (including retired employees), any Trustee or officer of The Pilot Funds and designated family members of any of the above individuals, (2) any purchase by any registered representative or full-time employee of broker-dealers or Service Organizations having agreements with the Distributor pertaining to the sale and/or servicing of Fund shares (and their spouses and minor children) to the extent permitted by such organizations, (3) any purchase by any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission, (4) any purchase by a registered investment adviser who is purchasing shares for its own account or for accounts for which it is authorized to make investment decisions (i.e., a discretionary account), (5) any shares issued in connection with reorganizations with or acquisitions of the assets of other organizations, (6) under certain circumstances, any purchase of shares pursuant to the Reinstatement Privilege described below under "Shareholder Services", (7) under certain circumstances, any purchase of shares as a result of the Cross-Reinvestment Privilege described below under

"Shareholder Services", (8) under certain circumstances, any purchase of Fund shares with the proceeds from a recent redemption of shares of any other non-money market investment portfolio of another investment company, provided that any purchase must be made within 60 days of such redemption and that a copy of the account statement showing such redemption must accompany the purchase request, (9) any purchase of shares offered through a registered broker-dealer as part of a wrap product, (10) exchanges where the shares being exchanged are non-money market fund shares that came from the distribution of assets held in a qualified trust agency or custodian account maintained with the trust department of Boatmen's or its affiliates, (11) any purchase of Fund shares by a shareholder who purchased Pilot Class A Shares of Pilot International Equity Fund for an account prior to June 1, 1994 and who qualified for a reduced sales charge on its purchases made prior to that date, and who has continuously held shares of the Fund, and (12) any purchase of Fund shares by a shareholder who was a record or beneficial holder of shares of Kleinwort Benson International Equity Fund, a series of Kleinwort Benson Investment Strategies, on July 12, 1993, and who became directly or indirectly a beneficial owner of Pilot International Equity Fund (the "Fund") as a result of a reorganization between the two funds (the "Reorganization"), and who has continuously held shares of Pilot International Equity Fund. For more information or to determine eligibility for any of these waivers, contact The Pilot Funds at 800/71-PILOT.


CERTAIN TYPES OF REDEMPTIONS MAY ALSO QUALIFY FOR AN EXEMPTION FROM THE CONTINGENT DEFERRED SALES CHARGE. To receive one of the first three exemptions listed below, you must explain the status of your redemption at the time you redeem your shares. The contingent deferred sales charge with respect to Class B Shares is not charged on (1) exchanges described under "Shareholder Services-- Exchange Privileges"; (2) redemptions in connection with minimum required distributions from IRA, 403(b)(7) and Qualified Plan accounts due to the shareholder reaching age 70 1/2; (3) redemptions in connection with a shareholder's death or disability (as defined in the Internal Revenue Code); and
(4) involuntary redemptions as a result of an account's net asset value remaining below $1,000 after thirty days' written notice. In addition, no contingent deferred sales charge is charged on shares acquired through the reinvestment of dividends or distributions.

YOUR PILOT FUND ACCOUNT

SHAREHOLDER SERVICES

The Pilot Funds provides a variety of ways to make managing your investments more convenient. Some of these methods require you to request them on your Account Application or you may request them after opening an account by sending a signature guaranteed letter of instruction to the Transfer Agent.

Tax-Sheltered Retirement Plans

The Funds are available for investment by tax-sheltered retirement plans, including Individual Retirement Accounts although the Municipal Bond Funds may not be appropriate investments for such plans. See your Account Representative for details on eligibility and other information. Consult your tax adviser with specific reference to your own situation. No minimum initial investment or additional investment requirement applies to purchases in connection with tax-sheltered retirement plans.

EXCHANGE PRIVILEGES AMONG THE PILOT FUNDS

If you have purchased shares directly from The Pilot Funds, you may sell your Fund shares and buy other shares of The Pilot Funds by calling the Transfer Agent at 800/71-PILOT or sending a written exchange request to the Transfer Agent at The Pilot Funds, c/o BISYS Fund Services, Dept. L-1705, Columbus, OH 43260-1709. If you have purchased shares through an account at Boatmen's Investment Services, Inc., or another Service Organization, you may sell your fund shares and buy shares of the other Pilot Funds in accordance with the procedures applicable to your account. Specifically, Class A Shares of a Fund may be exchanged for Class A Shares of any other Fund and Class B Shares of a Fund may be exchanged for Class B Shares of any other Fund. Class A Shares purchased with a front-end sales charge may be exchanged without the need to pay any additional front-end charge on the shares acquired through the exchange. Class B Shares may be exchanged without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Class B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange.

If you have a qualified trust, agency or custodian account with Boatmen's or its affiliates, and your shares are to be held in that account, you may also exchange your current Class A Shares in a Fund for Pilot Shares in the same Fund. Pilot Shares are subject to the same shareholder transaction expenses as Class A Shares except that Pilot Shares are not subject to a front-end sales charge. Pilot Shares are subject to the same annual fund operating expenses as those for Class A Shares except that Pilot Shares make no annual Rule 12b-1 Distribution payments. In addition, the procedures for effecting transactions in Fund shares and other features related to the servicing and maintenance of a Fund account may differ for Pilot Shares of the Fund from those applicable to Class A Shares depending on the terms of the shareholder's qualified trust, agency, or custodian relationship with Boatmen's or its affiliate. For more information on holding Pilot Shares of the Funds, please see the prospectus for Pilot Shares which can be obtained by calling 1/800 71-PILOT and consult the institution (Boatmen's or an affiliate) which will maintain the account holding the Pilot Shares received by exchanging Class A Shares.

For investors holding their shares directly, a minimum initial investment of $1,000 must be made to establish an account into which exchange proceeds will be invested.

The minimum amount required for any subsequent exchanges into the newly established account is $100. Exchanges may have tax consequences. Please consult your tax adviser for further information.

If you are opening a new account in a different Fund by exchange, the shares being exchanged must be at least equal in value to the minimum investment for the Fund in which the account is being opened. The particular class of shares you are exchanging into must be registered for sale in your state.

Additional information regarding exchanges can be obtained by reading the Statement of Additional Information. The Exchange Privilege may be modified or terminated at any time. At least 60 days' notice will be given to shareholders of any material modification or termination of the Exchange Privilege except where notice is not required by the Securities and Exchange Commission.


A shareholder who purchased Class A Shares of Pilot International Equity Fund (the "International Equity Fund") as part of a wrap fee program and who has continuously held shares of International Equity Fund, may exchange Class A Shares in International Equity Fund for Class A shares of any other fund in the Pilot Family of Funds without paying any front-end sales charge on the shares acquired through the exchange.



A shareholder who purchased Class A Shares of a Fund for an account prior to June 1, 1994 and who qualified for a sales charge exemption or waiver on its purchases made prior to that date, and who has continuously held shares of the Fund, may exchange Class A Shares in the International Equity Fund for Class A shares of any other fund in the Pilot Family of Funds without paying any front-end sales charge on the shares acquired through the exchange after such date so long as (i) such account remains open on the books of the Trust or (ii) such investor continues to qualify for one of the sales load exemptions described above.



A shareholder who was a record or beneficial holder of shares of Kleinwort Benson International Equity Fund, a series of Kleinwort Benson Investment Strategies, and who become directly or indirectly a beneficial owner of shares of Pilot International Equity Fund (the "Fund") as a result of a reorganization between the two funds, and who has continuously held shares of the Fund, may exchange Class A Shares or Class A shares of any fund in the Pilot Family of Funds for Class A Shares or Class A shares of any other fund without paying a front-end sales charge on the shares acquired through the exchange after July 12, 1993 so long as such account remains open on the books of the Trust.


AUTOMATIC INVESTMENT PLAN
(requires your request)

One easy way to pursue your financial goals is to invest money regularly. The Pilot Funds offers the Automatic Investment Plan--a convenient service that lets you transfer money from your bank account into your Fund account automatically, on a schedule of your choice.

At your option, your bank account will be debited in a particular amount that you have specified, and Fund shares will be automatically purchased at regular intervals. Your bank account must be a checking, NOW or bank money market account maintained at a domestic financial institution which is an Automated Clearing House member. Your institution must also permit automated withdrawals (which may be subject to a fee by that institution). A minimum initial investment of $100 is required for Automatic Investment Plans and the minimum amount required for subsequent investments is $100. The minimum amount required for subsequent investments as part of the Plan for employees of Boatmen's or its affiliates is $50.

The Automatic Investment Plan is one means by which you may use "DOLLAR COST AVERAGING" in making investments. Dollar Cost Averaging can be useful in investing in portfolios such as the Funds whose price per share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help you to reduce your average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be a good way to invest for retirement, a home, educational expenses and other long-term financial goals.

You may cancel your Automatic investments or change the amount of purchase at any time by mailing written notification to the Transfer Agent at The Pilot Funds, c/o BISYS Fund Services, Dept. L-1709, Columbus, OH 43260-1709. You may also implement the Dollar Cost Averaging method on your own initiative. The Pilot Funds may modify or terminate the Automatic Investment Plan at any time or charge a service fee, although no such fee currently is contemplated.

AUTOMATIC WITHDRAWAL PLAN
(requires your request)

The Pilot Funds offers a convenient way of withdrawing funds from your investment portfolio. You may request regular monthly, quarterly, semi-annual or annual withdrawals in any amount above $50 provided the particular Fund account you are withdrawing from has a minimum current balance of at least $5,000. The automatic withdrawal will be made on the first or fifteenth day of the month. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous for share classes that charge a sales charge. Use of the Plan may also be disadvantageous for Class B Shares during the first six years a share is held, due to the potential need to pay a contingent deferred sales charge.

FRONT-END SALES CHARGE REDUCTIONS

YOU MAY BE ENTITLED TO LOWER FRONT-END SALES CHARGES ON CLASS A SHARES OF THE FUNDS THROUGH RIGHT OF ACCUMULATION, STATEMENT OF INTENTION AND QUANTITY DISCOUNTS.

Right of Accumulation. When buying Class A Shares, your current aggregate investment determines the amount of any front-end sales charge that you pay. If your current aggregate investment in Class A Shares accumulates to $100,000 or beyond, the sales percentage charged to you on subsequent investments is decreased as shown in the Section entitled "Class A Shares: The Front-End Sales Charge Option". Your current aggregate investment is the accumulated combination of your immediate investment along with the shares that you beneficially own in any Fund on which you paid a front-end sales charge (including shares that carry no front-end sales charge but were obtained through an exchange and can be traced back to shares that were acquired with such a charge).

EXAMPLE

If you beneficially own Class A Shares of the Funds or shares of The Pilot Funds' money market funds that can be traced back to the purchase of shares carrying a front-end sales charge (or any combination of such shares) with an aggregate value of $90,000 and then buy Class A Shares of the Pilot U.S. Government Securities Fund with a current value of $10,000, you would pay a front-end sales charge of 3.75% (the charge applicable to a $100,000 purchase) on your $10,000 purchase.

To qualify for a reduced front-end sales charge, you or your Service Organization must notify the Transfer Agent at the time of investment. The reduced sales charge is subject to confirmation of your holdings through a check of appropriate records.

Statement of Intention. This Statement provides the means for you to receive a reduced front-end sales charge on all of your investments in Class A Shares, whether they are made in one or more transactions. The Statement of Intention is your commitment to acquire an aggregate investment for $100,000 or more. You should read the Statement of Intention, which you can obtain by calling 800/71-PILOT, as you will be bound by its terms.

While signing a Statement of Intention does not bind you to purchase, or The Pilot Funds to sell, the full amount indicated at the front-end sales charge in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales charge.

When you sign a Statement of Intention, the Transfer Agent is authorized to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales load on the amount actually invested. After the terms of the Statement of Intention are fulfilled, the escrow will be released.

Within a 13-month period beginning up to 90 days prior to the date of its execution, the Class A Shares you purchase may be used as a credit toward the completion of the Statement of Intention. The investments you make during the period receive the discounted sales charge based on the full amount of your investment commitment. A shareholder may include the value of all Class A Pilot Funds shares on which a sales load has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made to reflect any reduced front-end sales charge applicable to shares purchased only during the 90-day period prior to the submission of your Statement of Intention.

If your aggregate investment exceeds the amount indicated in your Statement, an adjustment will be made to reflect any further reduced sales charge applicable to your excess investment. The adjustment will be in the form of additional Class A Shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

Quantity Discounts. As you can see by looking at the table in the Section entitled "Class A Shares: The Front-End Sales Charge Option", larger purchases in Class A Shares may result in lower front-end sales charges to you. If requested, purchases by you, your spouse and your minor children will be combined when computing the applicable front-end sales charge.

CROSS-REINVESTMENT PRIVILEGE

You may want to have your dividends received from a Fund automatically invested in shares of any other Fund or any of The Pilot Funds' other investment portfolios. Investments will be made at a price equal to the net asset value of the acquired shares next determined after receipt of the distribution proceeds by the Transfer Agent. No sales load will be charged on such investments. In order to qualify for the Cross-Reinvestment Privilege, the value of your account in the acquired fund must equal or exceed the acquired fund's minimum initial investment requirement. There are no subsequent investment requirements for amounts to which dividends are directed nor are service fees currently charged for effecting these transactions. The election to cross-reinvest dividends will not affect the tax treatment of such dividends, which will be treated as received by you and then used to purchase shares of the acquired fund.

REINSTATEMENT PRIVILEGE

If you are a Class A shareholder in a Fund, you may reinvest all or any portion of your redemption proceeds in Class A shares of any other Fund without paying a sales load. Shares so acquired will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment. If you wish to use this privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption and the shares redeemed must have been held for at least 30 days before the redemption. The reinstatement privilege may be exercised once annually by a Class A shareholder, except that there is no such limit as to the availability of this privilege in connection with transactions the sole purpose of which is to reinvest the proceeds at net asset value in a tax-sheltered retirement plan.

Generally, exercising the reinstatement privilege will not affect the character of any gain or loss realized on a redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules. Also in certain instances, shareholders may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. Consult your tax adviser for additional information.

DIVIDENDS AND DISTRIBUTIONS

Where do your dividends and distributions come from?


Dividends for each Fund are derived from the interest on the bonds and other investments that they hold in their portfolios.


The Funds realize capital gains when they sell a security for more than its cost. Each Fund may make distributions of its net realized capital gains, if any, after any reductions for capital loss carryforwards.

What are your dividend and distribution options?

Shareholders of record receive dividends and net capital gain distributions. You will automatically receive dividends and distributions in additional shares of the same share class of a Fund for which the dividend or distribution was declared, unless you specifically elect to receive payments in cash or elect the Cross-Reinvestment Privilege described above under "Shareholder Services". Your election and any subsequent change should be made in writing to: The Pilot Funds [name of Fund, including Class A or Class B Shares, as applicable], c/o BISYS Fund Services, Dept. L-1709, Columbus, OH 43260-1709.

Your election is effective for dividends and distributions with payment dates after the date the Transfer Agent receives the election.

When are dividends and distributions declared and paid?

Dividends are declared daily and paid monthly. Shares of the Funds begin earning dividends the first Business Day after acceptance of the purchase order for which The Pilot Funds' custodian has received payment and stop earning dividends the Business Day such shares are redeemed. Of all of an investor's shares in a particular share class are redeemed, the Fund will make a cash payment of any accrued dividends within five business days after redemption.

Net capital gain distributions for each of the Funds, if any, are distributed at least annually after any reductions for capital loss carryforwards.

The dividends and distributions paid by each Fund on its Class A and Class B Shares are calculated in the same manner, but because of the differing distribution expenses borne by the different share classes, the dividends on those classes are expected to differ.

DISTRIBUTION AND SERVICE
ARRANGEMENTS

The Pilot Funds has adopted Distribution Plans for its Class A and Class B
Shares.

UNDER THESE PLANS THE DISTRIBUTOR RECEIVES PAYMENTS FOR DISTRIBUTION AND SUPPORT SERVICES. The Distribution Plan for Class A Shares authorizes payments to the Distributor and Service Organizations for personal services provided to Class A shareholders and/or the maintenance of shareholder accounts. Payments under the Distribution Plan for Class B Shares will also be used to pay for sales commissions and other fees payable to the Distributor and to Service Organizations and other broker-dealers who sell Class B Shares, and may include interest on such amounts that are not initially repaid by The Pilot Funds.

PAYMENTS UNDER THE DISTRIBUTION PLAN FOR CLASS A SHARES MAY NOT EXCEED 0.25% (on an annual basis) of the average daily net asset value of the shares to which such Plan relates. If more money is due the Distributor than it can collect in any month because of this limitation, the unpaid amount may be carried forward until it can be paid. Similarly, if in any month the Distributor does not expend the entire amount to which it would otherwise be entitled, this amount may be used as a credit and drawn upon to permit the payment of expenses in the future. Neither of these amounts, however, is payable beyond the fiscal year in which they accrue.

DISTRIBUTION PAYMENTS UNDER THE DISTRIBUTION PLAN FOR CLASS B SHARES MAY NOT EXCEED 1.00% (on an annual basis) of the average daily net asset value of the Class B Shares. Not more than 0.25% of such value will be used to compensate Service Organizations for personal services provided to Class B shareholders and/or the maintenance of shareholder accounts. Not more than 0.75% of such value will be paid to the Distributor as reimbursement for commissions and transaction fees of up to 4.00% (which amount may change over time) of the net asset value per share of the Class B Shares purchased by clients of the Distributor, Service Organizations and other broker-dealers who sell such Shares as well as expenses related to other promotional and distribution activities. The distribution payments under this Plan have been structured to provide you the option of purchasing Fund shares without the need to pay a front-end sales charge. The purpose and function of the contingent deferred sales charge and distribution fee for Class B Shares is the same as the front-end sales charge and distribution fee for Class A Shares. In both cases the sales charge and distribution fee are used to pay and provide compensation for the distribution of Fund shares.

Actual distribution expenses paid by the Distributor with respect to Class B Shares for any given year may exceed the distribution fees and contingent deferred sales charges received with respect to those Shares. These excess expenses may be reimbursed by a Fund or its Class B shareholders out of contingent deferred sales charges and distribution payments in future years as long as the Distribution Plan for Class B Shares is in effect.

Distribution payments under the Plans are subject to the requirements of a rule under the Investment Company Act of 1940 known as Rule 12b-1. The distribution fee and any sales charge applicable to a particular class will not be used to assist the distribution of any other class.


From time to time, the Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of shares of any of the Funds and other portfolios of The Pilot Funds. Compensation may include tickets to sporting and other entertainment events, gifts of merchandise, and financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds and/or other dealer-sponsored special events. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. The Distributor, at its expense, currently conducts an annual sales contest for dealers in connection with their sales of shares of the Funds. Dealers may not use sales of a Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.


IF YOU ARE A CLIENT OF BOATMEN'S INVESTMENT SERVICES, INC. OR ANOTHER SERVICE ORGANIZATION, YOU SHOULD NOTE that they may charge you a separate fee for administrative services in connection with investments in Fund shares and may impose minimum customer account and other requirements. These fees and requirements would be in addition to those imposed by the Funds under the Plans or otherwise. If you are investing through Boatmen's Investment Services, Inc. or another Service Organization, please refer to their program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Boatmen's Investment Services, Inc. and the other Service Organizations have the responsibility of transmitting purchase orders and required funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Investors may note that federal banking laws currently limit the securities activities of banks. It is possible that a bank might be prohibited from acting as a Service Organization in the future. If this were to happen, the bank's shareholder clients would be permitted by the Funds to remain shareholders. The Funds' method of operations might, however, change and such shareholders might not be able to avail themselves of the services provided by their banks. No adverse financial consequences are expected to occur to these shareholders from any such event.

THE PILOT FAMILY OF FUNDS

The Pilot Funds was organized on July 15, 1982 as a Massachusetts business trust under the name Centerland Fund. On June 1, 1994, its name was changed to The Pilot Funds. The Pilot Funds is a mutual fund of the type known as an "open-end management investment company." A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. The Agreement and Declaration of Trust permits the Board of Trustees of The Pilot Funds to create separate series or portfolios of shares. To date, fourteen portfolios have been established. The Agreement and Declaration of Trust also permits the Board of Trustees to classify or reclassify any series or portfolio of shares into one or more classes. The Trustees have authorized the issuance of an unlimited number of shares in each of three share classes (Class A Shares, Class B Shares and Pilot Shares) in the Funds. Each Fund is classified as a diversified company. Information regarding The Pilot Funds' other portfolios may be obtained by contacting The Pilot Funds or the Distributor.

Class A and Class B Shares of the Funds are described in this prospectus. These Funds also offer Pilot Shares solely to Boatmen's and its affiliated banks, acting on behalf of themselves and their customers. Pilot Shares are sold without a front-end or contingent deferred sales charge to qualified shareholders. For more information on Pilot Shares, call 800/71-PILOT. Shares of each class bear their pro rata portion of all operating expenses paid by the Funds, except certain payments under the Funds' Distribution Plans applicable only to Class A or Class B Shares.

Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund.

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND PROPORTIONATE FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Shares of all the Pilot Fund portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Trustees. All shareholders of a particular Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement and fundamental investment policies. Only Class A shareholders, however, will vote on matters relating to the Distribution Plan for Class A Shares and only Class B shareholders will vote on matters relating to the Distribution Plan for Class B Shares.

THE PILOT FUNDS IS NOT REQUIRED TO AND DOES NOT CURRENTLY EXPECT TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS, ALTHOUGH SPECIAL MEETINGS MAY BE CALLED FOR PURPOSES SUCH AS ELECTING OR REMOVING TRUSTEES OR OTHER PURPOSES.

THE BUSINESS OF THE FUND

FUND MANAGEMENT

THE BUSINESS AFFAIRS OF THE PILOT FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

SERVICE PROVIDERS

Adviser: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's" or the "Adviser") manages the investment portfolio of each Fund, selecting the investments and making purchase and sale orders. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737.

Administrator: BISYS FUND SERVICES LIMITED PARTNERSHIP (referred to as "BISYS"), is responsible for coordinating the Fund's efforts and generally overseeing the operation of the Fund's business. BISYS' principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Distributor: Each Fund's shares are sold on a continuous basis by the Distributor, PILOT FUNDS DISTRIBUTORS, INC. (referred to as the "Distributor"), a registered broker-dealer and a wholly-owned subsidiary of Concord that is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Custodian: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's") is responsible for holding the investments purchased by each Fund. Boatmen's is located at 100
N. Broadway, St. Louis, Missouri 63178.

Transfer Agent: BISYS FUND SERVICES, INC. (referred to as the "Transfer Agent") is the transfer and dividend disbursing agent of the Funds. It maintains the account records of all shareholders and administers the distribution of all income earned as a result of investing in the Funds. The Transfer Agent is located at 3435 Stelzer Road, Columbus, OH 43219-3035.


MORE ABOUT BOATMEN'S. Founded in 1889, Boatmen's, a trust company organized under the laws of Missouri, provides a broad range of trust and investment services for individuals, privately and publicly held businesses, governmental units, pension and profit sharing plans and other institutions and organizations. As of September 30, 1996, Boatmen's and its affiliates managed nearly $83.2 billion in assets ($42.7 billion over which they had investment discretion and $40.5 billion over which they did not have investment discretion).


Boatmen's Bancshares, Inc., Boatmen's parent, is a registered bank holding company which owns substantially all of the outstanding capital stock of numerous commercial banks located in Arkansas, Illinois, Iowa, Kansas, Missouri, New Mexico, Oklahoma, Tennessee and Texas, a mortgage banking company, a credit life insurance company and a credit card bank.


On August 30, 1996, Bancshares and NationsBank Corporation ("NationsBank") announced that they have entered into an agreement pursuant to which Bancshares will merge into NationsBank. The merger, which will take place in January 1997, is subject to a number of conditions, including approval by the appropriate regulatory authorities and by the shareholders of both Bancshares and NationsBank. When the proposed merger is consummated, Boatmen's will become a wholly owned subsidiary of NationsBank.



Pilot Intermediate U.S. Government Securities Fund, Pilot Municipal Bond Fund, and Pilot Intermediate Municipal Bond Fund each commenced operations on November 7, 1994 upon the transfer to each Fund of a portion of the assets of the common trust fund of Boatmen's Trust Company (the "Commingled Funds") having corresponding investment objectives, policies and limitations in exchange for shares of such Fund. Each Fund's portfolio of investments on November 7, 1994 was substantially the same as the portfolio of the corresponding Commingled Fund immediately prior to the transfer.


Because each Commingled Fund constitutes a "predecessor" of its corresponding Fund, each corresponding Fund calculates the performance for each of its classes for periods commencing prior to the transfer of Commingled Fund assets to the Fund by including its Commingled Fund predecessor's total return adjusted to reflect the deduction of estimated fees and expenses applicable to that class as stated in the expense table of the Fund's initial prospectus.

The quoted performance data includes the performance of the Commingled Funds for periods before their corresponding Funds' commencement of operations including periods when the Commingled Funds were managed by the Adviser's predecessor in interest or other affiliate. The Commingled Funds have not been and are not currently registered under the 1940 Act or subject to the investment restrictions imposed by the 1940 Act. If the Commingled Funds had been registered under the 1940 Act, the Commingled Funds' performance might have been adversely affected.


THE PERFORMANCE INFORMATION SET FORTH BELOW REFLECTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF THE FUNDS, OR ANY OF THE OTHER INVESTMENT PORTFOLIOS OF THE PILOT FUNDS. Performance will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



Average Annual Total Returns for various periods ended September 30, 1996.



                             1 YEAR
                                              CLASS A     CLASS B
                                              -------     -------
Pilot Intermediate Municipal Bond Fund and
  its predecessor                              (0.63)%       N/A
Pilot Intermediate U.S. Government
  Securities Fund and its predecessor          (0.34)%       N/A
Pilot Municipal Bond Fund and its
  predecessor                                   0.99%       0.47%
Pilot U.S. Government Securities Fund and
  its predecessor                              (0.89)%     (1.39)%



                             5 YEARS
                                              CLASS A     CLASS B
                                              -------     -------
Pilot Intermediate Municipal Bond Fund and
  its predecessor                               4.53%        N/A
Pilot Municipal Bond Fund and its
  predecessor                                   5.64%       5.19%
Pilot U.S. Government Securities Fund and
  its predecessor                               7.11%       6.84%



                            10 YEARS
                                              CLASS A     CLASS B
                                              -------     -------
Pilot Municipal Bond Fund and its
  predecessor                                   6.71%       6.29%
Pilot U.S. Government Securities Fund and
  its predecessor                               7.94%       7.60%



                         SINCE INCEPTION
                                              CLASS A     CLASS B
                                              -------     -------
Pilot Intermediate Municipal Bond Fund and
  its predecessor (since July 1, 1989)          5.47%        N/A
Pilot Intermediate U.S. Government
  Securities Fund and its predecessor (since
  January 1, 1992)                              4.18%        N/A


The average annual total returns are calculated in conformity with Securities and Exchange Commission guidelines. In addition, these returns are adjusted to reflect the performance that the Commingled Fund would have experienced if Class A and Class B shareholder transaction expenses and operating expenses applicable to the Class A and Class B Shares (as estimated at commencement of operations) had been incurred during the periods shown.


Set forth below is certain performance data relating to the Active Core Bond Fund, a collective investment trust of the Adviser (the "Commingled Fund"), which has been managed with full investment authority by the Adviser.

This Commingled Fund has a substantially similar investment objective and uses similar investment strategies and techniques as does Pilot Diversified Bond Income Fund.



THE PERFORMANCE INFORMATION SET FORTH BELOW REFLECTS PAST PERFORMANCE OF THE COMMINGLED FUND AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF PILOT DIVERSIFIED BOND INCOME FUND OR ANY OF THE OTHER INVESTMENT PORTFOLIOS OF THE PILOT FUNDS. Performance will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



The Commingled Fund is not registered under the 1940 Act and therefore is not subject to certain investment restrictions imposed by the Act. If the Commingled Fund had been registered under the 1940 Act, its performance may have been adversely affected.



     AVERAGE ANNUAL TOTAL RETURNS FOR VARIOUS PERIODS ENDED
                       SEPTEMBER 30, 1996
                                                AS          AS
                                              ADJUSTED    ADJUSTED
                                                TO          TO
                                              REFLECT     REFLECT
                                              CLASS A     CLASS B
                                              SHARES      SHARES
                                              EXPENSES    EXPENSES
                                              -------     -------
One Year                                       (1.12)%     (2.17)%
Since Inception*                                5.16%       5.22%


* The Commingled Fund commenced operations January 1, 1992.


The average annual total returns are calculated in conformity with Securities and Exchange Commission guidelines. In addition, these returns are adjusted to reflect the performance that the Commingled Fund would have experienced if Class A and Class B shareholder transaction expenses and estimated operating expenses applicable to the Class A and Class B Shares had been incurred during the periods shown.



The Fixed Income Committee of Boatmen's is primarily responsible for the day-to-day management of the investment portfolio of each of the Funds.


Although expected to be infrequent, Boatmen's may consider the amount of Fund shares sold by broker-dealers and others (including those who may be connected with Boatmen's) in allocating orders for purchases and sales of portfolio securities. This allocation may involve the payment of brokerage commissions or dealer concessions. Boatmen's will not engage in this practice unless the execution capability of and the amount received by such broker-dealer or other company is believed to be comparable to what another qualified firm could offer.


MORE ABOUT BISYS. BISYS Fund Services Limited Partnership ("BISYS") is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations. Under its Administration Agreement with the Fund, BISYS provides a wide range of such services to the Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating or providing for the calculation of the net asset values of Fund shares and dividends and capital gain distributions to shareholders, and performing other administrative functions necessary for the smooth operation of the Funds. Certain officers of The Pilot Funds, namely Messrs. Martin Dean, W. Eugene Spurbeck, George O. Martinez, William J. Tomko and Bruce Treff are also employees and/or officers of BISYS, the Distributor or an affiliate.


EXPENSES. In order to support the services described above, as well as other matters essential to the operation of the Funds, the Funds incur certain expenses. Expenses are paid out of a Fund's assets, and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to you or deducted from your account.


Boatmen's is entitled to advisory fees that are calculated daily and payable monthly at the annual rate of 0.55% of each Fund's average daily net assets. For the fiscal year ended August 31, 1996, The Funds paid advisory fees in the amount of 0.35%, 0.40%, 0.40% and 0.45% for Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund, respectively. Pilot Diversified Bond Income Fund commenced operations on October 21, 1996.


Additionally, BISYS is entitled to an administration fee from The Pilot Funds which is calculated based on the net assets of all of the investment portfolios of The Pilot Funds combined. Under the Administration Agreement, each Fund pays its pro-rata share of an annual fee to BISYS, computed daily and payable monthly, of .115 of 1% of The Pilot Funds' average net assets up to $1.5 billion, .110 of 1% of The Pilot Funds' average net assets on the next $1.5 billion and .1075 of 1% of The Pilot Funds' average net assets in excess of $3 billion.

Operating expenses borne by the Funds include taxes; interest; fees and expenses of trustees and officers who are not also officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, BISYS or any of their affiliates; Securities and Exchange Commission fees; state securities registration and qualification fees; advisory fees; administration fees; charges of the custodian and of the transfer and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; costs of shareholder reports and meetings; and any extraordinary expenses. Each Fund also pays any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of its portfolio securities.

FEE WAIVERS. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Boatmen's and the Funds' other service providers. However, as to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year end. These waivers and reimbursements would increase the yield to investors when made but would decrease yields if a Fund were required to reimburse a service provider.

TAX IMPLICATIONS

As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation.

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU.

FEDERAL TAXES. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (called the "Code"), meaning that to the extent a Fund's earnings are passed on to shareholders as required by the Code, the Fund itself generally will not be required to pay federal income taxes.


In order to so qualify, each Fund intends to pay as dividends at least 90% of its investment company taxable income. Investment company taxable income includes taxable interest, dividends, the excess of net short-term capital gain over net long-term capital loss, and gains attributable to market discount on taxable as well as tax-exempt securities. To the extent you receive such a dividend based on either investment company taxable income, you would treat that dividend as ordinary income in determining your gross income for tax purposes, whether you received it in the form of cash or additional shares. Unless you are exempt from federal income taxes, the dividends you receive from each Fund, other than the "exempt interest dividends" from the Municipal Bond Funds, will be taxable to you as ordinary income. Also, to the extent that a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction.


In addition, each Municipal Bond Fund intends to pay at least 90% of its net exempt-interest income as dividends known as "exempt-interest dividends". These dividends may be treated by you as excludable from your gross income (unless the exclusion would be disallowed because of your particular situation). You should note that income that is not subject to federal income taxes may nonetheless have to be considered along with other adjusted gross income in determining whether any Social Security payments received by you are subject to federal income taxes.


If a Municipal Bond Fund holds certain so-called "private activity bonds" issued after August 7, 1986, shareholders will need to include as an item of tax preference for purposes of the federal alternative minimum tax that portion of the dividends paid by the Fund derived from interest received on such bonds. The maximum federal alternative minimum tax rate is 28% for individuals. In addition, corporations will need to take into account all exempt-interest dividends paid by these Funds in determining certain adjustments for the federal alternative minimum tax and the environmental tax.


Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss you might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution.

Before you purchase shares of a Fund, you should consider the effect of any capital gain distributions that are expected to be declared or that have been declared, but not yet paid. When a Fund makes these payments, its share price will be reduced by the amount of the payment, so that you will in effect have paid full price for the shares and then received a portion of your price back as a taxable distribution or dividend.

Any dividends declared by a Fund in October, November or December of a particular year and payable to shareholders during those months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, so long as the dividends are actually paid in January of the following year.

Shareholders in the Funds may realize a taxable gain or loss when redeeming, transferring or exchanging shares of a Fund, generally depending on the difference in the prices at which the shareholder purchased and sold the shares. This gain or loss will be long-term or short-term, generally depending on how long the shareholder held the shares.

Each Fund may be required to withhold federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Further information relating to tax consequences is contained in the Statement of Additional Information.

STATE AND LOCAL TAXES GENERALLY. Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes. In particular, except as stated below, dividends paid by the Government Funds and the Municipal Bond Funds may be taxable under state or local law as dividend income, even though all or part of those dividends come from interest on obligations that would be free of such income taxes if held by you directly.

MEASURING PERFORMANCE

Performance information provides you with a method of measuring and monitoring your investments. Each Fund may quote its performance in advertisements or shareholder communications. The performance for each class of shares of a Fund is calculated separately from the performance of the Fund's other classes of shares.

Understanding performance measures:

TOTAL RETURN for each Fund may be calculated on an AVERAGE ANNUAL TOTAL RETURN basis or an AGGREGATE TOTAL RETURN basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

YIELDS for the Funds are calculated for a specified 30-day (or one-month) period by dividing the net income for the period by the maximum offering price on the last day of the period, and annualizing the result on a semi-annual basis. Net income used in yield calculations may be different than net income used for accounting purposes.

TAX-EQUIVALENT YIELDS for the Municipal Bond Funds show the amount of taxable yield needed to produce an after-tax equivalent of a tax-free yield, and are calculated by increasing the yield (as calculated above) by the amount necessary to reflect the payment of federal income taxes at a stated rate.

The Funds may provide quotes of total returns and yields WITHOUT REFLECTING A FRONT-END SALES CHARGE, which quotations will, of course, be higher than quotations that do reflect such a sales charge.

Performance comparisons:

The Funds may compare their yields and total returns to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

Total return and yield data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, as well as in publications of a local or regional nature, may be used for comparison.

The performance of the Funds may also be compared to data prepared by Lipper Analytical Services, Inc., Mutual Fund Forecaster, Wiesenberger Investment Companies Services, Morningstar or CDA Investment Technologies, Inc., and total returns for these Funds may be compared to indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Lehman Brothers Bond Indexes, the Merrill Lynch Bond Indexes, the Wilshire 5000 Equity Indexes or the Consumer Price Index.

Special information for investors in the Municipal Bond Funds:


You may find it particularly useful to compare the tax-free yields of the Funds to the equivalent yields from taxable investments. For an investor in a low tax bracket, it may not be helpful to invest in a tax-exempt investment if a higher after-tax yield can be achieved from a taxable instrument.

The following table illustrates the differences between hypothetical tax-free yields and tax-equivalent yields for different tax brackets. You should be aware, however, that tax brackets can change over time and that your tax adviser should be consulted for specific yield calculations. (The federal tax brackets and rates below are those currently available for 1996.)

                                                                                    TAX EXEMPT YIELD
                                                               ----------------------------------------------------------
                      TAXABLE INCOME                                4.00%                4.50%                5.00%
----------------------------------------------------------     ----------------     ----------------     ----------------
                                              FEDERAL
  SINGLE RETURN        JOINT RETURN           BRACKET                           EQUIVALENT TAXABLE YIELD
-----------------    -----------------    ----------------     ----------------------------------------------------------
Not over $22,750     Not over $38,000              15.000%                4.71%                5.29%                5.88%
 22,751- 55,100      38,001- 91,850                28.000%                5.56%                6.25%                6.94%
 55,101-115,000      91,851-140,000                31.000%                5.80%                6.52%                7.25%
115,001-250,000      140,001-250,000               36.000%                6.25%                7.03%                7.81%
Over 250,000         Over 250,000                  39.600%                6.62%                7.45%                8.28%


                        5.50%                6.00%                6.50%                7.00%                7.50%
-----------------  ----------------     ----------------     ----------------     ----------------     ----------------

  SINGLE RETURN
-----------------
Not over $22,750              6.47%                7.06%                7.65%                8.24%                8.82%
 22,751- 55,100               7.64%                8.33%                9.03%                9.72%               10.42%
 55,101-115,000               7.97%                8.70%                9.42%               10.14%               10.87%
115,001-250,000               8.59%                9.38%               10.16%               10.94%               11.72%
Over 250,000                  9.11%                9.93%               10.76%               11.59%               12.42%


                        8.00%
-----------------  ----------------

  SINGLE RETURN
-----------------
Not over $22,750              9.41%
 22,751- 55,100              11.11%
 55,101-115,000              11.59%
115,001-250,000              12.50%
Over 250,000                 13.25%

These yields are for illustrative purposes only. The tax brackets do not take into account the effect of reductions in the deductibility of itemized deductions for taxpayers with adjusted gross income over $111,800 or the possible effect of the federal alternative minimum tax. Additionally, effective brackets and equivalent taxable yields could be higher than those shown.

PERFORMANCE QUOTATIONS WILL FLUCTUATE, AND YOU SHOULD NOT CONSIDER QUOTATIONS TO BE REPRESENTATIVE OF FUTURE PERFORMANCE. YOU SHOULD ALSO REMEMBER THAT PERFORMANCE IS GENERALLY A FUNCTION OF THE KIND AND QUALITY OF INVESTMENTS HELD IN A PORTFOLIO, PORTFOLIO MATURITY, OPERATING EXPENSES AND MARKET CONDITIONS. FEES THAT BOATMEN'S INVESTMENT SERVICES, INC. OR ANOTHER SERVICE ORGANIZATION MAY CHARGE DIRECTLY TO ITS CUSTOMER ACCOUNTS IN CONNECTION WITH AN INVESTMENT IN THE FUNDS WILL NOT BE INCLUDED IN THE FUNDS' CALCULATIONS OF TOTAL RETURN AND YIELD.

INQUIRIES REGARDING THE FUNDS MAY BE DIRECTED TO THE DISTRIBUTOR AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219-3035.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUNDS INCORPORATED IN THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

PMC0101

     FINANCIAL
     DIRECTION                     January 2, 1997

     [THE PILOT FUNDS LOGO]

     The
     Pilot
     Funds

                                                     PILOT EQUITY
                                                     INCOME FUND

                                                     PILOT GROWTH
                                                     AND INCOME FUND

                                                     PILOT
                                                     GROWTH FUND

                                                     PILOT
                                                     SMALL CAPITALIZATION
                                                     EQUITY FUND
                                                     Pilot Shares

                                                     PROSPECTUS ENCLOSED

                               TABLE OF CONTENTS


                                                                                                     PAGE
                                                                                                     ----
EXPENSE SUMMARY....................................................................................     2
FINANCIAL HIGHLIGHTS...............................................................................     4
INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS...................................................     6
     Pilot Growth and Income Fund and Pilot Equity Income Fund.....................................     6
     Pilot Growth Fund.............................................................................     7
     Pilot Small Capitalization Equity Fund........................................................     8
  PORTFOLIO INSTRUMENTS AND PRACTICES..............................................................     8
  RISK FACTORS.....................................................................................    13
  FUNDAMENTAL LIMITATIONS..........................................................................    14
INVESTING IN THE PILOT FUNDS.......................................................................    14
  HOW TO BUY SHARES................................................................................    14
  HOW TO SELL SHARES...............................................................................    15
  DIVIDENDS AND DISTRIBUTIONS......................................................................    16
EXCHANGE PRIVILEGE.................................................................................    16
THE PILOT FAMILY OF FUNDS..........................................................................    17
THE BUSINESS OF THE FUND...........................................................................    17
  FUND MANAGEMENT..................................................................................    17
  TAX IMPLICATIONS.................................................................................    20
  MEASURING PERFORMANCE............................................................................    21

                                THE PILOT FUNDS

                             [THE PILOT FUNDS LOGO]

PROSPECTUS FOR PILOT SHARES OF THE PILOT GROWTH AND INCOME, PILOT EQUITY INCOME,
            PILOT GROWTH AND PILOT SMALL CAPITALIZATION EQUITY FUNDS

January 2, 1997
--------------------------------------------------------------------------------

    PILOT FUND                        GOAL                            FOR INVESTORS WHO WANT
------------------    -------------------------------------    -------------------------------------
GROWTH AND INCOME     Capital appreciation and current         Capital appreciation over the long
                      income through investments primarily     term as well as current income and
                      in common stocks of U.S. companies.      are willing to accept the relative
                                                               risks associated with equity
                                                               investments.
----------------------------------------------------------------------------------------------------
EQUITY INCOME         Current income and, secondarily,         Current income with the possibility
                      capital appreciation through             of some price appreciation and are
                      investments primarily in common          willing to accept the relative risks
                      stocks of above average financial        associated with equity investments.
                      quality and securities convertible
                      into common stock.
----------------------------------------------------------------------------------------------------
GROWTH                Long-term capital growth through         Capital growth over the long term and
                      investments primarily in equity          are willing to accept the relative
                      securities.                              risks associated with equity
                                                               investments.
----------------------------------------------------------------------------------------------------
SMALL                 Long-term capital growth by investing    Capital growth over the long term and
CAPITALIZATION        primarily in equity securities.          are willing to accept the relatively
EQUITY FUND                                                    greater risks associated with
                                                               investments in small capitalization
                                                               equity securities.
----------------------------------------------------------------------------------------------------

FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BOATMEN'S TRUST COMPANY OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE AMOUNT OF DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN. BOATMEN'S TRUST COMPANY SERVES AS INVESTMENT ADVISER TO THE FUNDS, IS PAID A FEE FOR ITS SERVICES, AND IS NOT AFFILIATED WITH PILOT FUNDS DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR.


This Prospectus describes Pilot Shares of Pilot Growth and Income, Pilot Equity Income, Pilot Growth and Pilot Small Capitalization Equity Funds. Pilot Shares are sold by Pilot Funds Distributors, Inc. and selected broker-dealers to Boatmen's Trust Company, St. Louis, Missouri ("Boatmen's") and its affiliated banks acting on behalf of themselves and persons maintaining qualified trust, agency or custodial accounts at such banks. Pilot Shares are sold and redeemed without payment of any purchase or redemption charge imposed by the Funds, although Boatmen's and its affiliated banks may charge their customer accounts for services provided in connection with the purchase or redemption of shares. This Prospectus describes concisely the information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.


More information about the Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained free upon request by calling 800/71-PILOT. The Statement of Additional Information, as it may be revised from time to time, is dated January 2, 1997 and is incorporated by reference into (considered a part of ) the Prospectus.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of a Fund.

ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.

Below is information regarding the Funds' shareholder transaction expenses and the operating expenses which the Funds expect to incur during the current fiscal year on their Pilot Shares. Examples based on this information are also provided.

                                  PILOT SHARES


                                                                          GROWTH
                                                                           AND        EQUITY                       SMALL
                                                                          INCOME      INCOME                   CAPITALIZATION
                                                                           FUND        FUND     GROWTH FUND     EQUITY FUND
                                                                          ------      ------    -----------    --------------
SHAREHOLDER TRANSACTION EXPENSES:
    Front End Sales Charge Imposed on Purchases (as a percentage of
       offering price).................................................    None        None         None            None
    Sales Charge Imposed on Reinvested Dividends.......................    None        None         None            None
    Deferred Sales Charge..............................................    None        None         None            None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND EXPENSE
  REIMBURSEMENTS (as a percentage of average net assets):
    Management Fees (after waivers)(1).................................    0.75%       0.75%        0.75%           0.75%
    Distribution Payments..............................................    0.00%       0.00%        0.00%           0.00%
    Other Expenses (after expense reimbursements)......................    0.25%       0.29%        0.25%           0.25%
                                                                           ----        ----         ----            ----
    Total Fund Operating Expenses After Fee Waivers and Expense
      Reimbursements(1)................................................    1.00%       1.04%        1.00%           1.00%
                                                                           ====        ====         ====            ====

---------------

This expense information is provided to help you understand the expenses you would bear either directly (as with the transaction expenses) or indirectly (as with the annual operating expenses) as a shareholder of one of the Funds.

(1) The Adviser and the Administrator have voluntarily agreed to waive fees and reimburse expenses of each Fund. Information in the table gives effect to these fee waivers and expense reimbursements with respect to all Funds, other than the Pilot Equity Income Fund. Without waivers and reimbursements, as a percentage of net assets, management fees would be 1.00% for Pilot Small Capitalization Equity Fund, other expenses would be .26%, .52% and .54% for Pilot Growth and Income Fund, Pilot Growth Fund and Pilot Small Capitalization Equity Fund, respectively, and total operating expenses would be 1.01% for Pilot Growth and Income Fund, 1.27% for Pilot Growth Fund and 1.54% for Pilot Small Capitalization Equity Fund. After giving effect to waivers and reimbursements for the Pilot Equity Income Fund, the management fees, other expenses and total operating expenses would be .50%, .25% and .75%, respectively. All waivers and reimbursements are voluntary and may be terminated at any time with respect to any Fund at the discretion of the Adviser or Administrator and without the consent of the Funds, except that the Adviser has voluntarily agreed to limit the total operating expenses of the Pilot Shares of each of the Pilot Growth Fund and Pilot Small Capitalization Equity Fund to 1.00% through August 31, 1997 and to limit the total operating expenses of the Pilot Shares of the Pilot Growth and Income Fund and Pilot Growth Fund to 1.00% and 1.23%, respectively, until February 1, 1998. Expense figures for Pilot Growth Fund are based on estimates for the Fund's first fiscal year.

EXAMPLE: Assume that the annual return on each of the Funds is 5%, and that their operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:


                                          1             3              5             10
                                         YEAR          YEARS         YEARS          YEARS
                                         AFTER         AFTER         AFTER          AFTER
                                         PURCHASE      PURCHASE      PURCHASE       PURCHASE
                                         --------      --------      --------       --------
PILOT GROWTH AND INCOME FUND
Pilot Shares........................     $ 10          $ 32          $  55          $ 122
PILOT EQUITY INCOME FUND
Pilot Shares........................     $ 11          $ 33          $  57          $ 127
PILOT GROWTH FUND
Pilot Shares........................     $  8          $ 24              *              *
PILOT SMALL CAPITALIZATION EQUITY
  FUND
Pilot Shares........................     $ 10          $ 32          $  55          $ 122



The Example shown above should not be considered a representation of future investment returns or operating expenses.



* Pilot Growth Fund is new, having commenced operations on October 21, 1996. Because operating expenses are based on estimates, examples are not shown for the 5 and 10 year periods.

                                THE PILOT FUNDS
                              FINANCIAL HIGHLIGHTS


The following data with respect to a Share of Pilot Growth and Income Fund, Pilot Equity Income Fund and Pilot Small Capitalization Equity Fund outstanding during the periods indicated have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference and attached to the Statement of Additional Information, and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information. Information about the performance of the Funds is also available in their annual reports to shareholder which are available upon request and without charge by writing to the address on the front of this Prospectus. The following data with respect to a share of Pilot Growth Fund Outstanding during the period indicated are unaudited.


THE PILOT FUNDS
--------------------------------------------------------------------------------

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period
--------------------------------------------------------------------------------
Pilot Growth & Income Fund

                                                            INCOME FROM INVESTMENT OPERATIONS
                                                          --------------------------------------
                                                                       NET REALIZED     TOTAL
                                                                      AND UNREALIZED    INCOME    DIVIDENDS   DIVIDENDS NET ASSET
                                         NET ASSET VALUE     NET         GAIN ON         FROM      FROM NET   FROM NET  VALUE AT
                                          AT BEGINNING    INVESTMENT    INVESTMENT    INVESTMENT  INVESTMENT  REALIZED   END OF
                                            OF PERIOD       INCOME     TRANSACTIONS   OPERATIONS    INCOME     GAINS     PERIOD
                                         ---------------  ----------  --------------  ----------  ----------  --------  ---------
FOR THE YEAR ENDED AUGUST 31,
----------------------------------------
1996--Pilot Shares......................     $ 11.59        $ 0.22        $ 1.59        $ 1.81      $(0.22)    $(0.28)   $ 12.90
1996--Class A Shares....................       11.58          0.18          1.60          1.78       (0.18)     (0.28)     12.90
1996--Class B Shares....................       11.59          0.09          1.60          1.69       (0.09)     (0.28)     12.91
1995--Pilot Shares(g)...................       10.00          0.17          1.59          1.76       (0.17)        --      11.59
1995--Class A Shares(a).................       10.44          0.09          1.14          1.23       (0.09)        --      11.58
1995--Class B Shares(e).................       10.08          0.08          1.51          1.59       (0.08)        --      11.59

--------------------------------------------------------------------------------------------------------------------------------

Pilot Equity Income Fund

1996--Pilot Shares......................     $ 11.29        $ 0.46        $ 1.38        $ 1.84      $(0.45)    $(0.30)   $ 12.38
1996--Class A Shares....................       11.36          0.41          1.40          1.81       (0.41)     (0.30)     12.46
1996--Class B Shares....................       11.34          0.33          1.39          1.72       (0.32)     (0.30)     12.44
1995--Pilot Shares(g)...................       10.00          0.35          1.29          1.64       (0.35)        --      11.29
1995--Class A Shares(a).................       10.24          0.18          1.12          1.30       (0.18)        --      11.36
1995--Class B Shares(b).................        9.85          0.18          1.49          1.67       (0.18)        --      11.34

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                              RATIO
                                                                                                           INFORMATION
                                                                                                           ASSUMING NO
                                                                                                          FEE WAIVER OR
                                                                                                             EXPENSE
                                                                                                          REIMBURSEMENT
                                                                                                          -------------
                                                                    RATIO OF NET
                                                       RATIO OF      INVESTMENT               NET ASSETS    RATIO OF
                                                       EXPENSES        INCOME      PORTFOLIO  AT END OF    EXPENSES TO
                                            TOTAL     TO AVERAGE     TO AVERAGE    TURNOVER     PERIOD       AVERAGE
                                          RETURN(c)   NET ASSETS     NET ASSETS      RATE     (IN 000'S)   NET ASSETS
                                          ---------  -------------  -------------  ---------  ----------  -------------
FOR THE YEAR ENDED AUGUST 31,
----------------------------------------
1996--Pilot Shares......................    15.79%        0.74%          1.76%         37%     $182,379        1.01%
1996--Class A Shares....................    15.57         0.99           1.52          37         4,667        1.26
1996--Class B Shares....................    14.75         1.74           0.76          37         3,818        2.01
1995--Pilot Shares(g)...................    17.72         0.75(d)        1.98(d)       28       109,423        1.15(d)
1995--Class A Shares(a).................    11.78         1.00(d)        1.65(d)       28           697        1.40(d)
1995--Class B Shares(e).................    15.85         1.75(d)        0.94(d)       28           661        2.15(d)

----------------------------------------------------------------------------------------------------------------------

Pilot Equity Income Fund

1996--Pilot Shares......................    16.49%        0.75%          3.78%         34%     $130,278       1.04%
1996--Class A Shares....................    16.10         1.00           3.53          34         1,640        1.29
1996--Class B Shares....................    15.31         1.75           2.79          34         3,200        2.04
1995--Pilot Shares(g)...................    16.69         0.75(d)        4.12(d)       37        98,607        1.14(d)
1995--Class A Shares(a).................    12.78         1.00(d)        3.70(d)       37           311        1.39(d)
1995--Class B Shares(b).................    17.36         1.75(d)        2.88(d)       37           713        2.14(d)

----------------------------------------------------------------------------------------------------------------------

                                              RATIO
                                           INFORMATION
                                           ASSUMING NO
                                          FEE WAIVER OR
                                             EXPENSE
                                          REIMBURSEMENT
                                          -------------
                                          RATIO OF NET
                                           INVESTMENT
                                             INCOME       AVERAGE
                                           TO AVERAGE    COMMISSION
                                           NET ASSETS       RATE
                                          -------------  ----------
FOR THE YEAR ENDED AUGUST 31,
----------------------------------------
1996--Pilot Shares......................       1.49%       $.0539
1996--Class A Shares....................       1.25         .0539
1996--Class B Shares....................       0.49         .0539
1995--Pilot Shares(g)...................       1.58(d)
1995--Class A Shares(a).................       1.25(d)
1995--Class B Shares(e).................       0.54(d)

-------------------------------------------------------------------

Pilot Equity Income Fund

1996--Pilot Shares......................       3.49%       $.0629
1996--Class A Shares....................       3.24         .0629
1996--Class B Shares....................       2.50         .0629
1995--Pilot Shares(g)...................       3.73(d)
1995--Class A Shares(a).................       3.31(d)
1995--Class B Shares(b).................       2.49(d)

-------------------------------------------------------------------

------------

(a)  Class A share activity commenced February 7, 1995.
(b)  Class B share activity commenced January 12, 1995.
(c)  Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if sales charge were taken for Class A or Class B shares. Total return is not annualized.
(d)  Annualized.
(e)  Class B share activity commenced November 11, 1994.
(f)  Share activity commenced December 12, 1995.
(g)  Pilot share activity commenced November 7, 1994.
(h)  Share activity commenced October 21, 1996.

THE PILOT FUNDS
--------------------------------------------------------------------------------

Financial Highlights (continued)
--------------------------------------------------------------------------------
Pilot Small Capitalization Equity Fund

                                                        INCOME FROM INVESTMENT OPERATIONS
                                                      --------------------------------------
                                                                   NET REALIZED     TOTAL
                                                                  AND UNREALIZED    INCOME    DIVIDENDS   NET ASSET
                                     NET ASSET VALUE     NET         GAIN ON         FROM      FROM NET   VALUE AT
                                      AT BEGINNING    INVESTMENT    INVESTMENT    INVESTMENT  INVESTMENT   END OF        TOTAL
                                        OF PERIOD       INCOME     TRANSACTIONS   OPERATIONS    INCOME     PERIOD      RETURN(c)
                                     ---------------  ----------  --------------  ----------  ----------  ---------  -------------
FOR THE PERIOD ENDED AUGUST 31,
-------------------------------
1996--Pilot Shares(f)...............     $ 10.00        $ 0.09        $ 0.64        $ 0.73      $(0.08)    $ 10.65        7.37%
1996--Class A Shares(f).............       10.00          0.05          0.64          0.69       (0.05)      10.64        6.88
1996--Class B Shares(f).............       10.00          0.01          0.65          0.66       (0.01)      10.65        6.65

------------------------------------------------------------------------------------------------------------------------------

Pilot Growth Fund

FOR THE PERIOD ENDED NOVEMBER 30,
---------------------------------
1996--Pilot Shares(h)...............     $ 10.00            --        $ 0.23        $ 0.23          --     $ 10.23        2.33%
1996--Class A Shares(h).............       10.00            --          0.23          0.23          --       10.23        2.32
1996--Class B Shares(h).............       10.00            --          0.22          0.22          --       10.22        2.20



                                                                                            RATIO INFORMATION ASSUMING
                                                      RATIO OF                               NO FEE WAIVER OR EXPENSE
                                                        NET                                       REIMBURSEMENT
                                                     INVESTMENT                            ----------------------------
                                                      INCOME                                              RATIO OF NET
                                         RATIO OF       TO                   NET ASSETS      RATIO OF      INVESTMENT
                                       EXPENSES TO    AVERAGE   PORTFOLIO     AT END OF     EXPENSES TO      INCOME       AVERAGE
                                         AVERAGE        NET      TURNOVER      PERIOD         AVERAGE      TO AVERAGE    COMMISSION
                                       NET ASSETS(d)  ASSETS(d)    RATE       (IN 000'S)    NET ASSETS(d)  NET ASSETS(d)    RATE
                                      -------------  ---------  ----------  -------------  -------------  -------------  ----------
FOR THE PERIOD ENDED AUGUST 31,
------------------------------------
1996--Pilot Shares(f)...............       1.00%        1.06%        31%       $70,483          1.54%          0.52%       $.0340
1996--Class A Shares(f).............       1.25         0.66         31          2,611          1.65           0.26         .0340
1996--Class B Shares(f).............       2.01        (0.07)        31          1,878          2.44          (0.50)        .0340

----------------------------------------------------------------------------------------------------------------------------------

Pilot Growth Fund

FOR THE PERIOD ENDED NOVEMBER 30,
---------------------------------
1996--Pilot Shares(h)...............       1.00%        0.46%        20%       $53,799          1.24%          0.22%       $.0014
1996--Class A Shares(h).............       1.20         0.37         20%            23          1.75         (0.18)         .0014
1996--Class B Shares(h).............       1.96        (0.58)        20%            63          2.46         (1.08)         .0014


----------------------------------------------------------------------------------------------------------------------------------

(a)  Class A share activity commenced February 7, 1995.
(b)  Class B share activity commenced January 12, 1995.
(c)  Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if sales charge were taken for Class A or Class B shares. Total return is not annualized.
(d)  Annualized.
(e)  Class B share activity commenced November 11, 1994.
(f)  Share activity commenced December 12, 1995.
(g)  Pilot share activity commenced November 7, 1994.
(h)  Share activity commenced October 21, 1996.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The Pilot Funds use a variety of different investments and investment techniques in seeking to achieve a Fund's investment objective. Each Fund does not use all of the investments and investment techniques described below, which involve various risks, and which are also described in the following sections. You should consider which Funds best meet your investment goals. Although each Fund will attempt to attain its investment objective, there can be no assurance it will be successful. Shareholder approval is not required to change the investment objective of a Fund. However, shareholders will be given at least 30 days' prior written notice in the event of a change in a Fund's investment objective. If there is a change in investment objective, shareholders should consider whether a Fund remains an appropriate investment in light of their current financial position and needs. Unless otherwise stated, each investment policy described below may be changed at any time by The Pilot Funds' Board of Trustees without shareholder approval.

Pilot Growth and Income Fund and
Pilot Equity Income Fund


Pilot Growth and Income Fund and Pilot Equity Income Fund (sometimes referred to together as the "Equity Funds") offer investors two alternatives for participating in the equity securities market.



The investment objective of Pilot Growth and Income Fund is to seek capital appreciation and current income by investing primarily in common stocks of U.S. companies. The Fund invests primarily in common stocks which demonstrate favorable prospects for either capital growth or current dividend income. In making investment decisions, the Adviser assesses factors such as current and future earnings potential, existing resources and assets, trading liquidity, marketing valuation and profitability. The Fund will invest, during normal market and economic conditions, at least 65% of its total assets in common stocks, preferred stocks and debt instruments convertible into common stock of U.S. companies.



The investment objective of Pilot Equity Income Fund is to seek current income and, secondarily, capital appreciation through investments primarily in common stocks of above average financial quality and securities convertible into common stock. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in common stocks, preferred stocks and securities convertible into common stock of companies believed by the Adviser to demonstrate sound management, future growth potential and the ability to pay dividends. The Fund will attempt to achieve a yield that is greater than the published composite yield of the securities comprising the Standard and Poor's 500 Composite Stock Index(1) (the "S & P 500 Index"), a broad-based unmanaged index of 500 companies listed on the New York Stock Exchange and which is typically used as a performance benchmark for equity investments.


Each Fund may also acquire debt obligations, including both convertible and non-convertible corporate and government bonds, debentures, zero coupon bonds and cash equivalents. "Cash equivalents" include commercial paper (which is unsecured promissory notes issued by corporations); certificates of deposit, bankers' acceptances, notes and time deposits issued or supported by U.S. or foreign banks and savings institutions; repurchase agreements; variable or floating rate notes; U.S. Government obligations; and money market mutual fund shares. Each Fund will purchase only those debt obligations which are rated investment grade by at least one Nationally Recognized Statistical Rating Organization ("NRSRO") or, if unrated, are determined by the Adviser to be of comparable quality. (A description of applicable ratings is attached to the Statement of Additional Information as Appendix A.) Obligations in the lowest of the top four rating categories ("BBB" or "Baa") have certain speculative characteristics and are subject to more credit and market risk than securities with higher ratings. If a debt obligation held by a Fund ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated debt obligation held by a Fund is no longer of comparable quality to an investment grade debt obligation, the obligation will be sold in an orderly manner as quickly as possible.

The convertible securities in which a Fund may invest include bonds, notes and preferred stock that may be converted into common stock either at a stated price or within a specified period of time. In investing in convertibles, a Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the

---------------

(1) "Standard and Poor's(R)", "S & P(R)" and "Standard and Poor's 500 Index(R)" are registered trademarks of Standard and Poor's Corporation.

securities are convertible, while earning higher current income than is available from the common stock.

Additionally, each Fund may invest up to 20% of the value of its total assets in the securities of foreign issuers, either directly in the securities of such issuers or indirectly through American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). ADRs are receipts typically issued by a United States bank or trust company, and EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities. ADRs, in registered form, are designed for use in the United States securities markets, while EDRs, in bearer form, are generally designed for use in the European securities markets. These securities may not be denominated in the same currency as the securities they represent.

Each Fund may also invest in futures contracts and options. From time to time, the Funds may hold cash reserves that do not earn income. For a further description of the Funds' policies with respect to convertible securities, foreign securities and other instruments, see "Portfolio Instruments and Practices" and "Risk Factors" below.

Each Fund reserves the right to invest up to 100% of its assets in cash, cash equivalents and debt obligations when the Adviser believes such a position is advisable for temporary defensive purposes during periods of unusual market or economic activity.


Pilot Growth Fund


Pilot Growth Fund offers investors a means of participating in the equity securities market.

The investment objective of Pilot Growth Fund is to provide long-term capital growth by investing primarily in equity securities. Under normal circumstances, the Fund will invest at least 65% of its total assets in common stock, warrants, and options to purchase common stock.

In making investment decisions for the Fund, the Adviser classifies approximately 1000 companies by market value and growth characteristics on a quarterly basis. Due to the number of possible growth stock investments, the Adviser uses a selection process employing advanced quantitative techniques to identify buy and sell candidates in an effort to select and hold those companies which appear able to consistently achieve superior returns by reinvesting profits into attractive new projects and products. Dividend income is, therefore, incidental and not an objective of the Fund. The Adviser's sophisticated investment approach uses an internally designed valuation process which measures the persistence of future cash flows, the acceleration of profitability, and evaluates a company's revenue generation relative to its stock price. The goal of this investment process is to identify businesses where superior growth appears sustainable and avoid or sell companies where growth is beginning to deteriorate. The Fund will concentrate on long-term growth industries where market leaders produce superior products and/or services and demonstrate a competitive advantage.

Pilot Growth Fund may also require debt obligations, including both convertible and non-convertible corporate and government bonds, debentures, zero coupon bonds and cash equivalents. "Cash equivalents" include commercial paper (which is unsecured promissory notes issued by corporations); certificates of deposit, bankers' acceptances, notes and time deposits issued or supported by U.S. or foreign banks and savings institutions; repurchase agreements; variable or floating rate notes; U.S. Government obligations; and money market mutual fund shares. Under normal conditions, the Fund will not invest more than 10% of its total assets in debt obligations, unless the Fund assumes a temporary defensive position as discussed below. The Fund will purchase only those debt obligations which are rated AA or better by at least one Nationally Recognized Statistical Rating Organization ("NRSRO") or, if unrated, are determined by the Adviser to be of comparable quality. (A description of applicable ratings is attached to the Statement of Additional Information as Appendix A.)


The Fund may invest in the securities of foreign issuers, either directly in the securities of such issuers or indirectly through ADRs and EDRs. The Fund will not invest more than 5% of its total assets in foreign securities.



The Fund may also invest in futures contracts and options. From time to time, the Funds may hold cash reserves that do not earn income. For a further description of the Fund's policies with respect to convertible securities and other instruments, see "Portfolio Instruments and Practices" and "Risk Factors" below.


The Fund reserves the right to invest up to 100% of its assets in cash, cash equivalents and debt obligations when the Adviser believes such a position is advisable for temporary defensive purposes during periods of unusual market or economic activity.

Pilot Small Capitalization Equity Fund



The investment objective of the Fund is to provide long-term capital growth by investing primarily in equity securities. Under normal circumstances, the fund will invest at least 65% of its total assets in equity securities consisting of common stocks, preferred stocks, and securities convertible into common or preferred stocks, such as warrants, rights, and convertible debt securities. In addition, under normal circumstances, the Fund will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less.


In making investment decisions for the Fund, the Adviser on a quarterly basis, classifies approximately 6,000 companies by market value and eliminates the largest 20%. The remaining companies constitute the Fund's small-capitalization universe and generally represents only one-tenth of the aggregate U.S. equity market capitalization. Due to the large number of small stocks to choose from, the Adviser's selection process uses advanced quantitative techniques to identify buy and sell candidates in a timely and objective manner. The strategy is to own those investments offering both attractive fundamental valuation and relative earnings improvement. Typically, two types of companies are purchased:
(i) mature companies which may have fallen from a larger market value due to business difficulties, but which now exhibit improving prospects; and (ii) smaller or younger companies which are experiencing strong trends in earnings growth, but remain reasonably valued and therefore offer premium growth at a discount in comparison to other companies.

The Adviser's internally designed investment approach uses a sophisticated valuation process which measures changes in current earnings estimates and longer-term growth trends, compares recent earnings results with market expectations, and evaluates a company's earnings power relative to its stock price. Companies become purchase candidates based upon a composite ranking of these factors, and the top 20% are further evaluated on additional criteria. Candidates for investment must also possess a sound financial structure and demonstrate consistent factor rankings before being added to the Fund's portfolio.

The Fund's weighted median capitalization generally is not expected to exceed 125% of the weighted median capitalization of the Russell 2000 as measured on a quarterly basis, although this may vary from time to time. Furthermore, a stock may be sold if the composite rank falls into the bottom 20% of the universe, financial quality weakens significantly, or if individual factors demonstrate patterns of deterioration.


The Fund may invest up to 35% of its total assets in securities of issuers with a market capitalization greater than $1 billion and in debt securities. However, the Fund will not invest more than 10% of its total assets in debt securities, unless the Fund assumes a temporary defensive position as discussed below. Debt securities, if any, purchased by the Fund will be rated AA or above by Standard and Poor's Corporation ("S & P") or Aa or above by Moody's Investor Services, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities. Debt securities in which the fund may invest include short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations such as the International Bank for Reconstruction and Development (the "World Bank"), including money market instruments.


Investments and investment techniques in which the Fund may invest include common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending and repurchase agreements. The Fund currently intends to limit any investment in foreign securities to 5% of total assets. These and other securities in which the Fund may invest are further described below.

PORTFOLIO INSTRUMENTS AND
PRACTICES

--U.S. Government Obligations. EACH FUND may invest in securities issued or guaranteed by the U.S. Government, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities. Securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by certain U.S. Government agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the U.S. Treasury; others, like the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, including the Federal National Mortgage Association, are backed by the discretionary ability of the U.S. Government to purchase the entity's obligations; and still others, like the Student Loan Marketing Association, are backed solely by the issuer's credit. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of ability of the U.S. Government to purchase the entity's obligations; and still others, like the Student Loan Marketing Association, are backed solely by the issuer's credit. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity were it not required to do so by law.

--Asset-Backed and Mortgage-Backed Securities. EACH FUND may invest in asset-backed securities (i.e., securities backed by installment sale contracts, credit card receivables or other assets). In addition, each Fund may make significant investments in U.S. Government securities that are backed by adjustable or fixed rate mortgage loans. The rate of prepayments on asset-backed instruments and hence the life of the security, will be primarily a function of current market rates and current conditions in the relevant market. In calculating the average weighted maturity of a Fund's portfolio, the maturity of asset-backed instruments will be based on estimates of average life. The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent a Fund purchases asset-backed securities at a premium, prepayments (which often may be made at any time without penalty) may result in some loss of a Fund's principal investment to the extent of any premiums paid.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. Government. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or the value of a Fund's shares. Also, GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs. Each Fund may also invest in mortgage-backed securities of other issuers, such as the Federal National Mortgage Association, which are not guaranteed by the U.S. Government. Moreover, each Fund may invest in debt securities which are secured with collateral consisting of mortgage-backed securities and in other types of mortgage-related securities. Unscheduled or early payments on the underlying mortgage may shorten the effective maturities of mortgage-backed securities and lessen their growth potential. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return on reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund does not appreciate as rapidly as the price of non-callable debt securities.

--Corporate Obligations. EACH FUND may purchase corporate bonds and cash equivalents that meet a Fund's quality and maturity limitations. These investments may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, Eurobonds, which are U.S. dollar-denominated obligations of foreign issuers, and Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign issuers in the U.S., and equipment trust certificates. Each Fund may also purchase obligations issued by foreign corporations. Corporate bonds are subject to call risk during periods of falling interest rates. Securities with high stated interest rates may be prepaid (or called) prior to maturity, requiring a Fund to invest the proceeds at generally lower interest rates.

Cash equivalents, such as commercial paper and other similar obligations purchased by a Fund that have an original maturity of thirteen months or less, will either have short-term ratings at the time of purchase in the top two categories by one or more NRSROs or be issued by issuers with such ratings. Unrated instruments of these types purchased by a Fund will be determined by the Adviser to be of comparable quality.

--Repurchase Agreements. EACH FUND may enter into repurchase agreements which involve a purchase of portfolio securities subject to the seller's agreement to repurchase them at an agreed upon time and price. The Funds will enter into repurchase agreements only with financial institutions (such as banks and broker-dealers) deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Board of Trustees. The term of these agreements is usually from overnight to one week and in any event, the Funds intend that such agreements will not have maturities longer than 60 days.

A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. During the term of any repurchase agreement, the Adviser will monitor the creditworthiness of the seller, and the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Because of the seller's repurchase obligation, the securities subject to repurchase agreements do not have maturity limitations.

--Reverse Repurchase Agreements. EACH FUND is authorized to make limited borrowings for temporary purposes by entering into reverse repurchase agreements. Under such an agreement a Fund sells portfolio securities to financial institutions (such as banks and broker-dealers) and then buys them back later at an agreed-upon time and price. When a Fund enters into a reverse repurchase agreement it will place in a separate custodial account liquid assets that have a value equal to or more than the price a Fund must pay when it buys back the securities, and the account will be continuously monitored by the Adviser to make sure the appropriate value is maintained. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Interest paid by a Fund in a reverse repurchase or other borrowing transaction will reduce a Fund's income. The Funds will only enter into reverse repurchase agreements to avoid the need to sell portfolio securities to meet redemption requests during unfavorable market conditions.

--Variable and Floating Rate Instruments. EACH FUND may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes, which are instruments under which the indebtedness represented by the instrument as well as its interest rate may vary. Because of the absence of a market in which to resell variable or floating rate instruments, a Fund might have trouble selling an instrument should the issuer default or during periods when a Fund is not permitted by agreement to demand payment of the instrument, and for this or other reasons a loss could occur with respect to the instrument.

--Zero Coupon Securities. EACH FUND may invest in zero coupon securities. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment.

A Fund will be required to include in income daily portions of original issue discount accrued which will cause the Fund to be required to make distributions of such amounts to shareholders annually, even if no payment is received before the distribution date. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

--Stripped Securities. EACH FUND may invest in instruments known as "stripped" securities. These instruments include U.S. Treasury bonds and notes and federal agency obligations on which the unmatured interest coupons have been separated from the underlying obligation. These obligations are usually issued at a discount to their "face value," and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. Each Fund may invest in "interest only" stripped securities that have been issued by a federal instrumentality known as the Resolution Funding Corporation and other stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal Securities program ("STRIPS"). Each Fund may also invest in instruments that have been stripped by their holder, typically a custodian bank or investment brokerage firm, and then resold in a custodian receipt program under names such as TIGRS (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasuries).

In addition, EACH FUND may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

--Participations and Trust Receipts. EACH FUND may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives a Fund an undivided interest in the security in the proportion that a Fund's participation interest or receipt bears to the total principal amount of the security. Each Fund intends only to purchase participations and trust receipts from an entity or syndicate, and do not intend to serve as a co-lender in any such activity.

--When-Issued Purchases, Forward Commitments and Delayed Settlements. EACH FUND may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. Additionally, the Funds may purchase or sell securities on a "delayed settlement" basis.

When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. Delayed settlement refers to a transaction in the secondary market that will settle some time in the future. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. When-issued purchases, forward commitments and delayed settlement transactions are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. In the event a Fund's when-issued purchases, forward commitments and delayed settlement transactions ever exceeded 25% of the value of its total assets, a Fund's liquidity and the ability of the Adviser to manage the Fund might be adversely affected. These transactions will not be entered into for speculative purposes but only in furtherance of a Fund's investment objective.

--Other Investment Companies. EACH FUND may invest in the securities of other mutual funds that invest in the particular instruments in which a Fund itself may invest subject to requirements of applicable securities laws. The Trust, on behalf of each of the Funds, has obtained relief from the SEC to permit each Fund to invest any uninvested cash reserves in an amount not to exceed 25% of its total assets in affiliated money market funds. When a Fund invests in another mutual fund, it pays a pro rata portion of the advisory and other expenses of that fund as a shareholder of that fund. These expenses are in addition to the advisory and other expenses a Fund pays in connection with its own operations. The Adviser may waive its advisory fee on that portion of any Fund's assets which are invested in the securities of affiliated money market funds managed by the Adviser or any of its affiliates.

--Securities Lending. EACH FUND may lend securities held in its portfolio to financial institutions (such as banks and broker-dealers) as a means of earning additional income. These loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, securities loans will be made only to financial institutions the Adviser deems to be of good standing, and will only be made if the Adviser thinks the possible rewards from such loan justify the possible risks. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 33 1/3% of its total assets. Securities loans will be fully collateralized.

--Options. EACH FUND may write covered call options, buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.


Options purchased by a Fund will not exceed 5%, and options written by a Fund will not exceed 25%, of its net assets. Options transactions by Pilot Growth and Income Fund and Pilot Equity Income Fund will involve options listed on a national securities exchange and issued by the Options Clearing Corporation.


OPTIONS TRADING IS A HIGHLY SPECIALIZED ACTIVITY AND MAY CARRY GREATER THAN ORDINARY INVESTMENT RISK. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The Funds may use options to manage their exposure to changing interest rates and/or security prices. The use of covered call and secured put options will not be a primary investment technique of any Fund.


--Futures and Related Options. PILOT GROWTH AND INCOME AND PILOT EQUITY INCOME FUNDS may enter into futures contracts and options on such futures contracts as a hedge against anticipated interest rate fluctuations. Such fluctuations could have an effect on securities that a Fund holds in its portfolio or intends to sell. PILOT GROWTH FUND may enter into futures contracts and options on futures contracts to protest against the effect of anticipated market fluctuations on securities that the Fund holds in its portfolio or interests to purchase. PILOT SMALL CAPITALIZATION EQUITY FUND may enter into futures contracts on securities and securities indices and may purchase and sell (write) all and put options on these futures contracts for bona fide hedging or other permissible risk management purposes, such as protecting the price or interest rate of a security it holds or intends to buy. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index. A Fund may not purchase or sell a futures contract (or related option) except for bona fide hedging purposes unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).


EACH FUND may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

More information regarding futures contracts and related options can be found in the Statement of Additional Information, which is available upon request.

--Forward Foreign Currency Exchange Contracts. EACH FUND may buy and sell securities and receive dividend and interest proceeds in currencies other than the U.S. dollar, these Funds may from time to time enter into forward foreign currency exchange contracts ("forward contracts"). A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract.

The purpose of entering into these contracts is to minimize the risk to the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies. At the same time, such contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than the performance it would have had if it had not engaged in forward contracts.

--Liquidity Considerations. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons a FUND WILL NOT KNOWINGLY INVEST MORE THAN 15% OF ITS NET ASSETS IN ILLIQUID SECURITIES. Illiquid securities include repurchase agreements, securities loans and time deposits that do not permit a Fund to terminate them after seven days notice, certain certificates of participation, trust receipts, tax-exempt derivative instruments, stripped mortgage-backed securities issued by private issuers and securities that are not registered under the securities laws. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable amount master demand notes with maturities of nine months or less and securities for which the Adviser has determined pursuant to guidelines adopted by the Board of Trustees that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A), are not subject to this 15% limitation.

--Portfolio Turnover. EACH FUND may engage in short-term trading to achieve its investment objective. The annual portfolio turnover rates for PILOT EQUITY INCOME FUND, PILOT GROWTH AND INCOME FUND, AND PILOT GROWTH FUND are not expected to exceed 100% during the next twelve months. The turnover rate for PILOT SMALL CAPITALIZATION EQUITY FUND is not expected to exceed 125% for the same period. Portfolio turnover will not be a limiting factor in making investment decisions. Portfolio turnover may occur for a variety of reasons, including the appearance of a more favorable investment opportunity. Turnover may require payment of brokerage commissions, impose other transaction costs and could increase the amount of income received by a Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from the gains may be ordinary income for federal tax purposes (see "The Business of the Fund--Tax Implications").

--Other Information. Certain brokers who are affiliated with The Pilot Funds may act as broker for the Funds on exchange portfolio transactions, subject, however, to procedures adopted by the Board of Trustees. Commissions, fees or other remuneration paid to an affiliated broker must be at least as favorable as those which the Trustees believe to be charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. A transaction will not be placed with an affiliated broker if a Fund would have to pay a commission rate less favorable than the affiliated broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the affiliated broker acts as a clearing broker for another brokerage firm, and any customers of the affiliated broker not comparable to The Pilot Funds as determined by the Board of Trustees.

The Pilot Funds has also adopted certain procedures which enable a Fund to purchase certain instruments during the existence of an underwriting or selling syndicate of which an affiliated broker is a member. These procedures establish certain limitations on the amount of securities which can be purchased in any single offering and on the amount of a Fund's assets which may be invested in any single offering. Because of the active role which may be played by affiliated brokers in the underwriting of securities, a Fund's ability to purchase securities in the primary market may from time to time be limited.

RISK FACTORS

--General Risk Considerations. As with an investment in any mutual fund, an investment in the Funds entails market and economic risks associated with investments generally. However, there are certain specific risks of which you should be aware. The value of equity securities held by the Funds can be expected to vary in response to a variety of factors. Stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. In general, equity securities are subject to greater fluctuations in value than fixed income securities. Therefore, while a fund investing primarily in equity securities is likely to have greater potential for total return over the long term than a fund investing in fixed-income securities whose value will vary inversely with interest rate fluctuations, it also presents greater risk of loss.

--Small Capitalization Companies. EACH FUND may invest in smaller, lesser-known companies which the Adviser believes offer greater growth potential than larger, more mature, better-known firms. PILOT SMALL CAPITALIZATION EQUITY FUND will focus on these securities. Investing in the securities of such companies, however, may also involve greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

--Foreign Securities. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

--Convertible Securities. In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines.

FUNDAMENTAL LIMITATIONS

Certain of the investment policies of each Fund may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. Policies requiring such a vote to effect a change are known as "fundamental." Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the Statement of Additional Information, which is available upon request.

1. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain limited exceptions described in the Statement of Additional Information).

2. A Fund may not invest (with certain limited exceptions, including U.S. Government obligations as described in the Statement of Additional Information) more than 5% of its total assets in the securities of a single issuer or subject to puts from any one issuer, except that up to 25% of the total assets of each Fund can be invested without regard to the 5% limitation. A Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 25% exception.

3. A Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.

4. A Fund may not make loans, except that it may invest in debt securities, enter into repurchase agreements and lend its portfolio securities.

If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

INVESTING IN THE PILOT FUNDS

HOW TO BUY SHARES

Pilot Shares are sold on a continuous basis by Pilot Funds Distributors, Inc. (the "Distributor").

Pilot Shares are sold to Boatmen's Trust Company (referred to as "Boatmen's" or the "Adviser") and its affiliates (Boatmen's and such affiliates being sometimes referred to herein individually as an "Institution" and collectively as "Institutions") acting on behalf of themselves or their customers who maintain qualified trust, agency or custodial accounts ("Customers"). Customers may include individuals, trusts, partnerships, institutions and corporations. All share purchases are effected through a Customer's account at an Institution through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to the Institution involved. Institutions (or their nominees) will normally be the holders of record of Pilot Shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Funds will be governed by the Customers' account agreements with the Institutions.

Pilot Shares are sold at the net asset value per share next determined after receipt of a purchase order from an Institution by the Fund's transfer agent. The minimum initial investment in a Fund for an Institution is $500,000 with no minimum subsequent investment. Institutions may establish different minimum investment requirements for their Customers and may charge their Customers certain account fees depending on the type of account a Customer has established with the Institution. These fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Information concerning these minimum account requirements, services and any charges should be obtained from the Institutions before a customer authorizes the purchase of Fund shares, and this Prospectus should be read in conjunction with any information so obtained.

Purchase orders placed by an Institution for Pilot Shares must be received by the Funds' transfer agent before the close of regular trading hours (currently 3:00 p.m. Central time) on the New York Stock Exchange (the "Exchange") on a day when the Exchange is open for trading (a "Business Day"), which is Monday through Friday except for holidays (scheduled Exchange holidays for 1997 are New Years Day (observed), President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). Payment for shares must be made by Institutions in federal funds or other funds immediately available to the Funds' custodian no later than 3:00 p.m. (Central time) on the Business Day immediately following placement of the purchase order. On those days when the Exchange closes early as a result of such day being a partial holiday or otherwise, the right is reserved to advance the time on that day by which purchase and redemption requests must be received.

It is the responsibility of Institutions to transmit orders for purchases by their Customers promptly to the Funds in accordance with their agreements with their Customers, and to deliver required investments on a timely basis. If federal funds are not received within the period described, the order will be canceled, notice will be given, and the Institution will be responsible for any loss to The Pilot Funds or its beneficial shareholders. Payments for shares of a Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund. For further information see "In-Kind Purchases" in the Statement of Additional Information.

Purchase orders must include the purchasing Institution's tax identification number. The Pilot Funds reserves the right to reject any purchase order or to waive the minimum initial investment requirement. Payment for orders which are not received or accepted will be returned after prompt notice. The issuance of shares is recorded in the shareholder records of the Funds, and share certificates will not be issued.

HOW TO SELL SHARES

Redemption orders are effected at the net asset value per share next determined after receipt of the order from an Institution by The Pilot Funds' transfer agent. The Pilot Funds imposes no charges when Pilot Shares are redeemed. Institutions may charge fees to their Customers for their services in connection with the instructions and limitations pertaining to the account at the Institution.

The Funds may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the Investment Company Act of 1940.

The Pilot Funds intends to pay cash for all shares redeemed, but in unusual circumstances may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price if it appears appropriate to do so in light of the Funds' responsibilities under the Investment Company Act of 1940. See the Statement of Additional Information ("Additional Purchase and Redemption Information") for examples of when such redemptions might be appropriate. In those cases, an investor may incur brokerage costs in converting securities to cash. The Funds may also redeem shares involuntarily if the balance has fallen below the minimum level due to shareholder redemptions and not as a result of market fluctuations.

It is the responsibility of the Institutions to provide their customers with statements of account with respect to transactions made for their accounts at the Institutions.

Share balances may be redeemed pursuant to arrangements between Institutions and their Customers. It is the responsibility of an Institution to transmit redemption orders to The Pilot Funds' transfer agent and to credit its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for all Funds are normally wired to the redeeming Institution the following Business Day after receipt of the order by the transfer agent. The Pilot Funds reserves the right, however, to delay the wiring of redemption proceeds for up to seven days after receipt of a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Fund.

With respect to telephone transactions, The Pilot Funds and its service contractors will employ reasonable procedures to ensure that instructions communicated by phone are genuine; if these procedures are not followed, The Pilot Funds or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmation to shareholders within 72 hours of a telephone transaction, verifying the account name and a shareholder's account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. Each party who establishes an account directly with The Pilot Funds automatically has the ability to engage in telephone transactions unless that party elects otherwise.

The net asset value of shares that are redeemed may be more or less than their original cost, depending on a Fund's current net asset value.

Explanation of Sales Price

Pilot Shares of the Funds are sold at net asset value. NET ASSET VALUE PER SHARE is determined on each Business Day (as defined above) at 3:00 p.m. (Central time) with respect to each Fund by adding the value of a Fund's investments, cash and other assets attributable to its Pilot Shares, subtracting the Fund's liabilities attributable to those shares, and then dividing the result by the number of Pilot Shares in the Fund that are outstanding. The assets of the Funds are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Trustees. Debt securities held by these Funds that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value. More information about valuation can be found in the Funds' Statement of Additional Information, which is available upon request.

DIVIDENDS AND DISTRIBUTIONS

Where do your dividends and distributions come from?

Dividends for each Fund are derived from its net investment income. Net investment income is made up of dividends received from the stocks they hold, as well as interest accrued on convertible securities, money market instruments and other debt obligations held in their portfolios.

The Funds realize capital gains when they sell a security for more than its cost. Each Fund may make distributions of its net realized capital gains, if any, after any reductions for capital loss carryforwards.

What are your dividend and distribution options?

Shareholders of record receive dividends and net capital gain distributions. Dividends and distributions will be paid in cash unless you specifically elect to receive payment in additional shares of the same share class of a Fund for which the dividend or distribution was declared. Your election and any subsequent change should be made in writing to your Institution.

Your election is effective for dividends and distributions with record dates after the date the Institution receives the election.

When are dividends and distributions declared and paid?

Dividends are declared and paid monthly.

Net capital gain distributions for each of the Funds, if any, are distributed at least annually after any reductions for capital loss carryforwards.

EXCHANGE PRIVILEGE

If you wish, Pilot Shares of a Fund may be exchanged for Class A Shares of the same Fund without payment of a sales charge in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with Boatmen's or its affiliates. Similarly, a Customer may exchange Class A Shares for Pilot Shares of the same Fund if the shares are to be held in such a qualified trust, agency or custodial account. Pilot Shares of a Fund may also be exchanged for Pilot Shares of any of the other investment portfolios of The Pilot Funds. Class A Shares are subject to the same shareholder transaction expenses as Pilot Shares except that purchases of Class A Shares (other than by exchange) may be subject to a front end sales charge. Class A Shares are subject to the same annual fund operating expenses as Pilot Shares except that Class A Shares are subject to annual Rule 12b-1 Distribution payments of 0.25% of average net assets. In addition, the procedures for effecting transactions in Fund shares and other features related to the servicing and maintenance of Fund accounts may differ for Class A Shares from those applicable to Pilot Shares depending on whether a shareholder chooses to hold the account containing Class A Shares directly with the Funds or through a broker/dealer or other intermediary institution (a "Service Organization"). For more information on holding Class A Shares of a Fund, please see the prospectus for Class A and B Shares which can be obtained by calling 1/800 71-PILOT and, where appropriate, consult the Service Organization through which the Class A Shares of the Fund received by exchange will be held. The exchange privilege may be modified or terminated at any time on 60 days' written notice except where such notice is not required by the Securities and Exchange Commission.


THE PILOT FAMILY OF FUNDS

The Pilot Funds was organized on July 15, 1982 as a Massachusetts business trust under the name Centerland Fund. On June 1, 1994, its name was changed to The Pilot Funds. The Pilot Funds is a mutual fund of the type known as an "open-end management investment company." A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. The Agreement and Declaration of Trust permits the Board of Trustees of The Pilot Funds to create separate series or portfolios of shares. To date, fourteen portfolios have been established. The Agreement and Declaration of Trust also permits the Board of Trustees to classify or reclassify any series or portfolio of shares into one or more classes. The Trustees have authorized the issuance of an unlimited number of shares in each of three share classes (Pilot Shares, Class A Shares and Class B Shares) in the Funds. Each Fund is classified as a diversified company. Information regarding The Pilot Funds' other portfolios may be obtained by contacting The Pilot Funds or the Distributor.

The Pilot Shares of the Funds are described in this prospectus. The Funds also offer Class A and Class B Shares. Class A Shares are sold with a maximum 4.5% front-end sales charge, and Class B Shares are sold with a maximum 4.5% contingent deferred sales charge. Pilot, Class A and Class B Shares bear their pro rata portion of all operating expenses paid by the Funds. In addition, Class A and Class B Shares bear all payments under the Funds' Distribution Plans (the "Plans"). Under the Plans the Distributor receives fees for distribution and shareholder support services.

Payments under the Distribution Plan for Class A Shares may be made for payments to broker-dealers and financial institutions under agreements with those organizations for personal services provided to Class A shareholders and/or the maintenance of Class A shareholder accounts. Payments under the Distribution Plan for Class B Shares, in addition to being used for the same purposes as payments under the Distribution Plan for Class A Shares, may be used to reimburse sales commissions and other fees paid to broker-dealers who sell Class B Shares and may also be used for advertising and marketing. Payments under the Distribution Plan for Class A Shares may not exceed .25% (on an annual basis) of the average daily net asset value of outstanding Class A Shares. Payments under the Distribution Plan for Class B Shares may not exceed 1.00% (on an annual basis) of the average daily net asset value of outstanding Class B Shares. Distribution payments under the Distribution Plans are subject to the requirements of a rule under the Investment Company Act of 1940 known as Rule 12b-1.

The Pilot Funds offers various services and privileges in connection with its Class A and Class B Shares that are not offered in connection with its Pilot Shares, including an automatic investment plan and an automatic withdrawal plan. Class B Shares convert automatically to Class A Shares eight years after the beginning of the calendar month in which the shares were purchased. Persons selling or servicing Class A and Class B Shares of the Funds may receive different compensation with respect to one particular class of shares over another in the same Fund.

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND PROPORTIONATE FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Shares of all The Pilot Fund portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Trustees. All shareholders of a particular Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement and fundamental investment policies. Only Class A shareholders, however, will vote on matters relating to the Distribution Plan for Class A Shares and only Class B shareholders will vote on matters relating to the Distribution Plan for Class B Shares.

THE PILOT FUNDS IS NOT REQUIRED TO AND DOES NOT CURRENTLY EXPECT TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS, ALTHOUGH SPECIAL MEETINGS MAY BE CALLED FOR PURPOSES SUCH AS ELECTING OR REMOVING TRUSTEES OR OTHER PURPOSES.

THE BUSINESS OF THE FUND

FUND MANAGEMENT

THE BUSINESS AFFAIRS OF THE PILOT FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

SERVICE PROVIDERS

Adviser: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's" or the "Adviser") manages the investment portfolio of each Fund, selecting the investments and making purchase and sale orders. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737.

Administrator: BISYS FUND SERVICES LIMITED PARTNERSHIP (referred to as "BISYS"), is responsible for coordinating the Fund's efforts and generally overseeing the operation of the Fund's business. BISYS' principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Distributor: Each Fund's shares are sold on a continuous basis by the Distributor, PILOT FUNDS DISTRIBUTORS, INC. (referred to as the "Distributor"), a registered broker-dealer whose ultimate corporate parent is the BISYS Group, Inc., is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Custodian: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's") is responsible for holding the investments purchased by each Fund. Boatmen's is located at 100
N. Broadway, St. Louis, Missouri 63170.

Transfer Agent: BISYS FUND SERVICES, INC. (referred to as the "Transfer Agent") is the transfer and dividend disbursing agent of the Funds. It maintains the account records of all shareholders and administers the distribution of all income earned as a result of investing in the Funds. The Transfer Agent is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


MORE ABOUT BOATMEN'S. Founded in 1889, Boatmen's, a trust company organized under the laws of Missouri, provides a broad range of trust and investment services for individuals, privately and publicly held businesses, governmental units, pension and profit sharing plans and other institutions and organizations. As of September 30, 1996, Boatmen's and its affiliates managed $83.2 billion in assets ($42.7 billion over which they had investment discretion and $40.5 billion over which they did not have investment discretion).


Boatmen's Bancshares, Inc., Boatmen's parent, is a registered bank holding company which owns substantially all of the outstanding capital stock of numerous commercial banks Boatmen's, and more than fifty banks and trust companies located in Arkansas, Illinois, Iowa, Kansas, Missouri, New Mexico, Oklahoma, Tennessee and Texas; a mortgage banking company, a credit life insurance company and a credit card bank.


On August 30, 1996, Bancshares and NationsBank Corporation ("NationsBank") announced that they have entered into an agreement pursuant to which Bancshares will merge into NationsBank. The proposed merger, which will take place in January 1997, is subject to a number of conditions, including approval by the appropriate regulatory authorities and by the shareholders of both Bancshares and NationsBank. When the proposed merger is consummated, Boatmen's will become a wholly owned subsidiary of NationsBank.


Boatmen's utilizes a team approach in managing each of the Equity Funds.


Randall L. Yoakum, a Chartered Financial Analyst, is the team member primarily responsible for managing the day-to-day investment operations of Pilot Growth and Income Fund. Mr. Yoakum is a Senior Vice President and Director of Equity and Balanced Portfolio Management with Boatmen's. Mr. Yoakum is responsible for overseeing all institutional equity and balanced portfolios. In addition to serving as a member of Boatmen's Investment Policy Committee, Mr. Yoakum manages the Value Plus collective fund and the Pilot Growth and Income mutual fund. Prior to joining Boatmen's Trust, he served most recently as a senior vice president and chief equity officer for Composite Research & Management. Mr. Yoakum has over a decade of investment experience, and he is presently a member of both the Association for Investment Management and Research (AIMR) and the St. Louis Society of Financial Analysts. He has earned the Chartered Financial Analyst designation as well as a bachelor's degree in political science and finance from Pacific Lutheran University and an MBA from Arizona State University.


Mr. Michael E. Kenneally, a Chartered Financial Analyst, is a Senior Vice President and Director of Research for Boatmen's and is part of the team responsible for the day to day management of Pilot Growth and Pilot Small Capitalization Equity Funds' day to day investment activities. Mr. Kenneally currently oversees Boatmen's fundamental and quantitative research efforts as well as passive and quantitative investment management. His additional responsibilities include investment product development, international equity investment, and equity derivative strategies. Mr. Kenneally holds both a bachelor's degree in economics and an MBA in finance from the University of Missouri. He joined Boatmen's in 1983 as an equity analyst, later became a quantitative analyst, and subsequently worked as both a fixed-income portfolio manager and an equity portfolio manager. Mr. Kenneally is also a member of the Association for Investment Management and Research (AIMR), the St. Louis Society of Financial Analysts, the Chicago

Quantitative Alliance, and the Society of Quantitative Analysts.

Mr. Daniel N. Ginsparg, Senior Portfolio Manager and Manager of Quantitative Research is part of the team responsible for the day to day management of Pilot Growth and Pilot Small Capitalization Equity Funds' investment activities. Mr. Ginsparg is responsible for quantitative research applications and is involved in the management of Boatmen's Small Capitalization Equity Fund. Mr. Ginsparg received both his bachelor's degree and MBA from the University of Missouri. He joined Boatmen's in 1989 and is a member of the Chicago Quantitative Alliance, the Society of Quantitative Analysts, and the St. Louis Society of Financial Analysts.


David W. Papendick, a Chartered Financial Analyst, is the team member primarily responsible for the day-to-day investment operations of Pilot Equity Income Fund. Mr. Papendick has been associated with Boatmen's since 1973 and is responsible for the management of pooled equity investment funds with current assets of over $360 million. He also oversees Boatmen's equity analyst training program and is a member of Boatmen's Investment Policy Committee. Prior to joining Boatmen's, Mr. Papendick was associated with two regional brokerage and investment management firms. Mr. Papendick earned his bachelor's degree from Washington University.



Pilot Equity Income Fund commenced operations on November 7, 1994 upon the transfer to it of a portion of the assets of a common trust fund of Boatmen's Trust Company (the "Commingled Fund") having corresponding investment objectives, policies and limitations. Pilot Equity Income Fund's portfolio of investments on November 7, 1994 was substantially the same as the portfolio of the Commingled Fund immediately prior to the transfer.



Because the Commingled Fund constitutes a "predecessor" of Pilot Equity Income Fund, the Fund calculates the performance for each of its classes for periods commencing prior to the transfer of Commingled Fund assets to the Fund by including its Commingled Fund predecessor's total return adjusted to reflect the deduction of estimated fees and expenses applicable to that class as stated in the expense table of the Fund's initial prospectus.



The quoted performance data includes the performance of the Commingled Fund for periods before Pilot Equity Income Fund commencement of operations. The Commingled Fund has not been and is not currently registered under the 1940 Act or subject to the investment restrictions imposed by the 1940 Act. If the Commingled Fund had been registered under the 1940 Act, the performance of the Commingled Fund might have been adversely affected.


THE PERFORMANCE INFORMATION SET FORTH BELOW REFLECTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF THE FUNDS, OR ANY OF THE OTHER INVESTMENT PORTFOLIOS OF THE PILOT FUNDS.

Performance will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


Average Annual Total Returns for various periods ended September 30, 1996.



                             1 YEAR                       PILOT
                                                         SHARES
Pilot Equity Income Fund and its predecessor              15.04%



                            5 YEARS                       PILOT
                                                         SHARES
Pilot Equity Income Fund and its predecessor              14.14%



                            10 YEARS                      PILOT
                                                         SHARES
Pilot Equity Income Fund and its predecessor              11.61%


The average annual total returns are calculated in conformity with Securities and Exchange Commission guidelines. In addition, these returns are adjusted to reflect the performance that the Commingled Fund would have experienced if operating expenses applicable to the Pilot Shares (as estimated at commencement of operations) had been incurred during the periods shown.


Although expected to be infrequent, Boatmen's may consider the amount of Fund shares sold by broker-dealers and others (including those who may be connected with Boatmen's) in allocating orders for purchases and sales of portfolio securities. This allocation may involve the payment of brokerage commissions or dealer concessions. Boatmen's will not engage in this practice unless the execution capability of and the amount received by such broker-dealer or other company is believed to be comparable to what another qualified firm could offer.


MORE ABOUT BISYS. BISYS Fund Services Limited Partnership ("BISYS") is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations. Under its Administration Agreement with the Fund,

BISYS provides a wide range of such services to the Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating or providing for the calculation of the net asset values of Fund shares and dividends and capital gain distributions to shareholders, and performing other administrative functions necessary for the smooth operation of the Funds. Certain officers of The Pilot Funds, namely Messrs. Martin Dean, W. Eugene Spurbeck, George O. Martinez, William J. Tomko and Bruce Treff are also employees and/or officers of BISYS, the Distributor or an affiliate.

EXPENSES. In order to support the services described above, as well as other matters essential to the operation of the Funds, the Funds incur certain expenses. Expenses are paid out of a Fund's assets, and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to you or deducted from your account.

Boatmen's is entitled to advisory fees that are calculated daily and payable monthly at the annual rate of 0.75% of Pilot Growth and Income Fund's average daily net assets, 0.75% of Pilot Equity Income Fund's average daily net assets, 0.75% of Pilot Growth Fund's average daily net assets, and 1.00% of the Pilot Small Capitalization Equity Fund's average daily net assets. For the fiscal year ended August 31, 1996, the funds paid advisory fees in the amount of 0.50%, 0.50% and 0.75%, for Pilot Growth and Income Fund, Pilot Equity Income Fund, and Pilot Small Capitalization Equity Fund, respectively. Pilot Growth Fund commenced operations on October 21, 1996.


Additionally, BISYS is entitled to an administration fee from The Pilot Funds which is calculated based on the net assets of all of the investment portfolios of The Pilot Funds combined. Under the Administration Agreement, each Fund pays its pro-rata share of an annual fee to BISYS, computed daily and payable monthly, of .115 of 1% of The Pilot Funds' average net assets up to $1.5 billion, .110 of 1% of The Pilot Funds' average net assets on the next $1.5 billion and .1075 of 1% of The Pilot Funds' average net assets in excess of $3 billion.


Operating expenses borne by the Funds include taxes; interest; fees and expenses of trustees and officers who are not also officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, BISYS or any of their affiliates; Securities and Exchange Commission fees; state securities registration and qualification fees; advisory fees; administration fees; charges of the custodian and of the transfer and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; costs of shareholder reports and meetings; and any extraordinary expenses. Each Fund also pays any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of its portfolio securities.

FEE WAIVERS. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Boatmen's and the Funds' other service providers, as well as by certain mandatory expense limits imposed by some state securities regulators. However, as to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year end. These waivers and reimbursements would increase the yield to investors when made but would decrease yields if a Fund were required to reimburse a service provider.

TAX IMPLICATIONS

As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation.

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU.

FEDERAL TAXES. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (called the "Code"), meaning that to the extent a Fund's earnings are passed on to shareholders as required by the Code, the Fund itself generally will not be required to pay federal income taxes.


In order to so qualify, each Fund intends to pay as dividends at least 90% of its investment company taxable income. Investment company taxable income includes taxable interest, dividends, the excess of net short-term capital gain over net long-term capital loss, and gains attributable to market discount on taxable as well as tax-exempt securities. To the extent you receive such a dividend based on investment company taxable income you would treat that dividend as ordinary income in determining your gross income for tax purposes, whether you received it in the form of cash or additional shares. Unless you are exempt from federal income taxes, the dividends you receive from each Fund, will be taxable to you as ordinary income. Also, to the extent that a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction.

Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss you might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution.

Before you purchase shares of a Fund, you should consider the effect of both dividends and capital gain distributions that are expected to be declared or that have been declared, but not yet paid. When a Fund makes these payments, its share price will be reduced by the amount of the payment, so that you will in effect have paid full price for the shares and then received a portion of your price back as a taxable distribution or dividend.

Any dividends declared by a Fund in October, November or December of a particular year and payable to shareholders during those months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, so long as the dividends are actually paid in January of the following year.

Shareholders in the Funds may realize a taxable gain or loss when redeeming, transferring or exchanging shares of a Fund, generally depending on the difference in the prices at which the shareholder purchased and sold the shares. This gain or loss will be long-term or short-term, generally depending on how long the shareholder held the shares.

Each Fund may be required to withhold federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Further information relating to tax consequences is contained in the Statement of Additional Information.

STATE AND LOCAL TAXES GENERALLY. Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes.

MEASURING PERFORMANCE

Performance information provides you with a method of measuring and monitoring your investments. Each Fund may quote its performance in advertisements or shareholder communications. The performance for each class of shares of a Fund is calculated separately from the performance of the Fund's other classes of shares.

Understanding performance measures:

TOTAL RETURN for each Fund may be calculated on an AVERAGE ANNUAL TOTAL RETURN basis or an AGGREGATE TOTAL RETURN basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

YIELDS for the Funds are calculated for a specified 30-day (or one-month) period by dividing the net income for the period by the maximum offering price on the last day of the period, and annualizing the result on a semi-annual basis. Net income used in yield calculations may be different than net income used for accounting purposes.

Performance comparisons:

The Funds may compare their yields and total returns to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

Total return and yield data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, as well as in publications of a local or regional nature, may be used for comparison.

The performance of the Funds may also be compared to data prepared by Lipper Analytical Services, Inc., Mutual Fund Forecaster, Wiesenberger Investment Companies Services, Morningstar or CDA Investment Technologies, Inc., and total returns for these Funds may be compared to indices such as the Dow Jones Industrial

Average, the Standard & Poor's 500 Stock Index, the Lehman Brothers Bond Index, the Merrill Lynch Bond Index, the Wilshire 5000 Equity Index or the Consumer Price Index.

PERFORMANCE QUOTATIONS WILL FLUCTUATE, AND YOU SHOULD NOT CONSIDER QUOTATIONS TO BE REPRESENTATIVE OF FUTURE PERFORMANCE. YOU SHOULD ALSO REMEMBER THAT PERFORMANCE IS GENERALLY A FUNCTION OF THE KIND AND QUALITY OF INVESTMENTS HELD IN A PORTFOLIO, PORTFOLIO MATURITY, OPERATING EXPENSES AND MARKET CONDITIONS. FEES THAT BOATMEN'S INVESTMENT SERVICES, INC. OR ANOTHER SERVICE ORGANIZATION MAY CHARGE DIRECTLY TO ITS CUSTOMER ACCOUNTS IN CONNECTION WITH AN INVESTMENT IN THE FUNDS WILL NOT BE INCLUDED IN THE FUNDS' CALCULATIONS OF TOTAL RETURN AND YIELD.

INQUIRIES REGARDING THE FUNDS MAY BE DIRECTED TO THE DISTRIBUTOR AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219-3035.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUNDS INCORPORATED IN THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
---------------------------------------------------------------

PMC0102

     FINANCIAL
     DIRECTION                     January 2, 1997

     {The Pilot Funds LOGO}

                                      The
                                     Pilot
                                     Funds



                                                     PILOT EQUITY
                                                     INCOME FUND

                                                     PILOT GROWTH
                                                     AND INCOME FUND

                                                     PILOT GROWTH FUND

                                                     PILOT SMALL
                                                     CAPITALIZATION
                                                     EQUITY FUND

                                                     Class A Shares and
                                                     Class B Shares




                                                         PROSPECTUS ENCLOSED

                               TABLE OF CONTENTS


                                                                                                     PAGE
                                                                                                     ----
EXPENSE SUMMARY...................................................................................      2
FINANCIAL HIGHLIGHTS..............................................................................      5
INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS..................................................      7
     Pilot Growth and Income Fund and Pilot Equity Income Fund....................................      7
     Pilot Growth Fund............................................................................      8
     Pilot Small Capitalization Equity Fund.......................................................      8
  PORTFOLIO INSTRUMENTS AND PRACTICES.............................................................      9
  RISK FACTORS....................................................................................     14
  FUNDAMENTAL LIMITATIONS.........................................................................     15
INVESTING IN THE PILOT FUNDS......................................................................     15
  HOW TO BUY SHARES...............................................................................     18
  HOW TO SELL SHARES..............................................................................     21
  TRANSACTION RULES...............................................................................     22
  SHAREHOLDER SERVICES............................................................................     23
  DIVIDENDS AND DISTRIBUTIONS.....................................................................     26
DISTRIBUTION AND SERVICE ARRANGEMENTS.............................................................     27
THE PILOT FAMILY OF FUNDS.........................................................................     28
THE BUSINESS OF THE FUND..........................................................................     28
  FUND MANAGEMENT.................................................................................     28
  TAX IMPLICATIONS................................................................................     31
  MEASURING PERFORMANCE...........................................................................     32

                                THE PILOT FUNDS

                             [The Pilot Funds LOGO]

PROSPECTUS FOR CLASS A SHARES AND CLASS B SHARES OF THE PILOT GROWTH AND INCOME,
 PILOT EQUITY INCOME, PILOT GROWTH AND PILOT SMALL CAPITALIZATION EQUITY FUNDS

January 2, 1997
--------------------------------------------------------------------------------

        PILOT FUND                            GOAL                           FOR INVESTORS WHO WANT
--------------------------    ------------------------------------    ------------------------------------
GROWTH AND INCOME             Capital appreciation and current        Capital appreciation over the long
                              income through investments primarily    term as well as current income and
                              in common stocks of U.S. companies.     are willing to accept the relative
                                                                      risks associated with equity
                                                                      investments.
----------------------------------------------------------------------------------------------------------
EQUITY INCOME                 Current income and, secondarily,        Current income with the possibility
                              capital appreciation through            of some price appreciation and are
                              investments primarily in common         willing to accept the relative risks
                              stocks of above average financial       associated with equity investments.
                              quality and securities convertible
                              into common stock.
----------------------------------------------------------------------------------------------------------
GROWTH                        Long-term capital growth through        Capital growth over the long term
                              investments primarily in equity         and are willing to accept the
                              securities.                             relative risks associated with
                                                                      equity investments.
----------------------------------------------------------------------------------------------------------
SMALL CAPITALIZATION          Long-term capital growth by             Capital growth over the long term
EQUITY                        investing primarily in equity           and are willing to accept the
                              securities                              relatively greater risks associated
                                                                      with investments in small
                                                                      capitalization equity securities.
----------------------------------------------------------------------------------------------------------

FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BOATMEN'S TRUST COMPANY OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE AMOUNT OF DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN. BOATMEN'S TRUST COMPANY SERVES AS INVESTMENT ADVISER TO THE FUNDS, IS PAID A FEE FOR ITS SERVICES, AND IS NOT AFFILIATED WITH PILOT FUNDS DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR.


This Prospectus describes two classes of shares from which investors may choose in Pilot Growth and Income, Pilot Equity Income, Pilot Growth and Pilot Small Capitalization Equity Funds. Class A Shares are sold with a front-end sales charge; Class B shares are sold with a deferred sales charge. This Prospectus describes concisely the information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.


More information about the Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained free upon request by calling 800/71-PILOT. The Statement of Additional Information, as it may be revised from time to time, is dated January 2, 1997 and is incorporated by reference into (considered a part of) the Prospectus.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of a Fund.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.

Below is information regarding the Funds' shareholder transaction expenses and the operating expenses which the Funds expect to incur during the current fiscal year on their Class A and Class B Shares. Examples based on this information are also provided.


                                                                                GROWTH                EQUITY
                                                                              AND INCOME              INCOME
                                                                                 FUND                  FUND
                                                                          -------------------     --------------------
                                                                          CLASS A     CLASS B     CLASS A     CLASS B
                                                                          -------     -------     -------    -------
SHAREHOLDER TRANSACTION EXPENSES:
    Front End Sales Charge Imposed on Purchases
      (as a percentage of offering price).................................  4.50%(1)   None       4.50%(1)    None
    Sales Charge Imposed on Reinvested Dividends..........................  None       None       None        None
    Deferred Sales Charge (as a percentage of original purchase price or
     redemption proceeds, whichever is lower).............................  None       4.50%(2)   None        4.50%(2)
    Exchange Fee..........................................................  None       None       None        None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND EXPENSE
  REIMBURSEMENTS (as a percentage of average net assets):
    Management Fees (after waivers)(3)....................................  0.75%      0.75%      0.75%       0.75%
    Rule 12b-1/Distribution Payments......................................  0.25%      1.00%      0.25%       1.00%
    Other Expenses (after reimbursements)(3)..............................  0.25%      0.25%      0.29%       0.29%
                                                                            ----       ----       ----       ----
    Total Fund Operating Expenses After Fee Waivers and Expense
     Reimbursements(3)....................................................  1.25%      2.00%      1.29%      2.04%
                                                                            =====      =====      =====      =====



                                                                                                       SMALL
                                                                                GROWTH             CAPITALIZATION
                                                                                 FUND                EQUITY FUND
                                                                           ------------------     ------------------
                                                                           CLASS A    CLASS B     CLASS A    CLASS B
                                                                           -------    -------     -------    -------
SHAREHOLDER TRANSACTION EXPENSES:
    Front End Sales Charge Imposed on Purchases
      (as a percentage of offering price).................................  4.50%(1)   None       4.50%(1)   None
    Sales Charge Imposed on Reinvested Dividends..........................  None       None       None       None
    Deferred Sales Charge (as a percentage of original purchase price or
     redemption proceeds, whichever is lower).............................  None       4.50%(2)   None       4.50%(2)
    Exchange Fee..........................................................  None       None       None       None
ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS AND EXPENSE
  REIMBURSEMENTS (as a percentage of average net assets):
    Management Fees (after waivers)(3)....................................  0.75%      0.75%       075%      0.75%
    Rule 12b-1/Distribution Payments......................................  0.25%      1.00%      0.25%      1.00%
    Other Expenses (after reimbursements)(3)..............................  0.25%      0.25%      0.29%      0.29%
                                                                            ----       ----       ----       ----
    Total Fund Operating Expenses After Fee Waivers and Expense
     Reimbursements(3)....................................................  1.25%      2.00%      1.29%      2.04%
                                                                            =====      =====      =====      =====


------------

This expense information is provided to help you understand the expenses you would bear either directly (as with the transaction expenses) or indirectly (as with the annual operating expenses) as a shareholder of one of the Funds.


(1) Reduced sales charges may be available. See "Shareholder Services--Front-End Sales Charge Reductions."


(2) This amount applies to redemptions during the first year. The charge decreases .50% annually to 2.50% for redemptions made during the fifth year and then decreases .75% to 1.75% for redemptions made during the sixth year. No deferred sales charge is charged for redemptions made after the sixth year. See "How to Buy Shares-- Explanation of Sales Price."


(3) The Adviser and the Administrator have voluntarily agreed to waive fees and reimburse expenses of each Fund. Information in the table gives effect to these fee waivers and expense reimbursements with respect to all Funds, other than the Pilot Equity Income Fund. Without waivers and reimbursements, as a percentage of net assets, management fees would be 1.00% for Pilot Small Capitalization Equity Fund, other expenses would be .26%, .52% and .54% for Pilot Growth and Income Fund, Pilot Growth Fund and Pilot Small Capitalization Equity Fund, respectively, and total operating expenses for Pilot Growth and Income Fund, Pilot Growth Fund and Pilot Small Capitalization Equity Fund would be 1.26%, 1.52% and 1.79%, respectively, for Class A Shares and 2.01%, 2.27% and 2.54%, respectively, for Class B Shares. After giving effect to waivers and reimbursements for the Pilot Equity Income Fund, the management fees and other expenses would be .50% and .25%, respectively, and the total operating expenses for the Class A Shares and Class B Shares of the Fund would be 1.00% and 1.75%, respectively. All waivers and reimbursements are voluntary and may be terminated at any time with respect to any Fund at the discretion of the Adviser or Administrator and without the consent of the Funds, except that the Adviser has voluntarily agreed to limit the total operating expenses through August 31, 1997 of the Pilot Growth Fund and Pilot Small Capitalization Equity Fund to 1.25% for Class A Shares and 2.00% for Class B Shares. In addition, the Adviser has voluntarily agreed to limit the total operating expenses of the Pilot Shares of the Pilot Growth and Income Fund and Pilot Growth Fund to 1.00% and 1.23%, respectively, until February 1, 1998, which will have the effect of limiting the total operating expenses of the Class A Shares of each Fund to 1.25% and 2.00%, respectively, and the Class B Shares of each Fund to 2.00% and 2.75%, respectively. Expense figures for Pilot Growth Fund are based on estimates for the Fund's first fiscal year.


BECAUSE OF THE DISTRIBUTION PAYMENTS PAID BY THE FUNDS AS SHOWN IN THE ABOVE TABLE, LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE: Assume that the annual return on each of the Funds is 5%, and that their operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:


                                                      1           3               5           10
                                                    YEAR        YEARS          YEARS        YEARS
                                                    AFTER       AFTER          AFTER        AFTER
                                                   PURCHASE    PURCHASE       PURCHASE     PURCHASE
                                                   --------    --------       ---------    --------
PILOT GROWTH AND INCOME FUND
     Class A Shares(1)...................          $ 57        $ 83           $ 111        $ 189
     Class B Shares
          Assuming complete redemption at
            end of period(2).............          $ 65        $ 98           $ 133        $ 233
          Assuming no redemption.........          $ 20        $ 63           $ 108        $ 233
PILOT EQUITY INCOME FUND
     Class A Shares(1)...................          $ 58        $ 84           $ 113        $ 194
     Class B Shares
          Assuming complete redemption at
            end of period(2).............          $ 66        $ 99           $ 135        $ 237
          Assuming no redemption.........          $ 21        $ 64           $ 110        $ 237
PILOT GROWTH FUND
     Class A Shares(1)...................          $ 57        $ 83               *            *
     Class B Shares
          Assuming complete redemption at
            end of period(2).............          $ 65        $ 98               *            *
          Assuming no redemption.........          $ 20        $ 63               *            *
PILOT SMALL CAPITALIZATION EQUITY FUND
     Class A Shares(1)...................          $ 57        $ 83           $ 111        $ 189
     Class B Shares
          Assuming complete redemption at
            end of period(2).............          $ 65        $ 98           $ 133        $ 233
          Assuming no redemption.........          $ 20        $ 63           $ 108        $ 233


------------

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.
(2) Assumes deduction of maximum applicable contingent deferred sales charge.

The Example shown above should not be considered a representation of future investment returns or operating expenses.


*Pilot Growth Fund is new, having commenced operations on October 21, 1996. Because operating expenses are based on estimates, examples are not shown for the 5 and 10 year periods.

                                THE PILOT FUNDS
                              FINANCIAL HIGHLIGHTS


The following data with respect to a Share of Pilot Growth and Income Fund, Pilot Equity Income Fund and Pilot Small Capitalization Equity Fund outstanding during the periods indicated have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference and attached to the Statement of Additional Information, and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information. Information about the performance of the Funds is also available in their annual reports to shareholder which are available upon request and without charge by writing to the address on the front of this Prospectus. The following data with respect to a share of Pilot Growth Fund outstanding during the period indicated are unaudited.


THE PILOT FUNDS
--------------------------------------------------------------------------------

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period
--------------------------------------------------------------------------------
Pilot Growth & Income Fund

                                                    INCOME FROM INVESTMENT OPERATIONS
                                                  --------------------------------------
                                                               NET REALIZED     TOTAL
                                                              AND UNREALIZED    INCOME    DIVIDENDS   DIVIDENDS NET ASSET
                                 NET ASSET VALUE     NET         GAIN ON         FROM      FROM NET   FROM NET  VALUE AT
                                  AT BEGINNING    INVESTMENT    INVESTMENT    INVESTMENT  INVESTMENT  REALIZED   END OF      TOTAL
                                    OF PERIOD       INCOME     TRANSACTIONS   OPERATIONS    INCOME     GAINS     PERIOD    RETURN(c)
                                 ---------------  ----------  --------------  ----------  ----------  --------  ---------  ---------
FOR THE YEAR ENDED AUGUST 31,
-----------------------------
1996--Pilot Shares..............     $ 11.59        $ 0.22        $ 1.59        $ 1.81      $(0.22)    $(0.28)   $ 12.90     15.79%
1996--Class A Shares............       11.58          0.18          1.60          1.78       (0.18)     (0.28)     12.90     15.57
1996--Class B Shares............       11.59          0.09          1.60          1.69       (0.09)     (0.28)     12.91     14.75
1995--Pilot Shares(g)...........       10.00          0.17          1.59          1.76       (0.17)        --      11.59     17.72
1995--Class A Shares(a).........       10.44          0.09          1.14          1.23       (0.09)        --      11.58     11.78
1995--Class B Shares(e).........       10.08          0.08          1.51          1.59       (0.08)        --      11.59     15.85

-----------------------------------------------------------------------------------------------------------------------------------

Pilot Equity Income Fund

1996--Pilot Shares..............     $ 11.29        $ 0.46        $ 1.38        $ 1.84      $(0.45)    $(0.30)   $ 12.38     16.49%
1996--Class A Shares............       11.36          0.41          1.40          1.81       (0.41)     (0.30)     12.46     16.10
1996--Class B Shares............       11.34          0.33          1.39          1.72       (0.32)     (0.30)     12.44     15.31
1995--Pilot Shares(g)...........       10.00          0.35          1.29          1.64       (0.35)        --      11.29     16.69
1995--Class A Shares(a).........       10.24          0.18          1.12          1.30       (0.18)        --      11.36     12.78
1995--Class B Shares(b).........        9.85          0.18          1.49          1.67       (0.18)        --      11.34     17.36

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                        RATIO INFORMATION ASSUMING
                                                                                         NO FEE WAIVER OR EXPENSE
                                                                                              REIMBURSEMENT
                                                                                       ----------------------------
                                                 RATIO OF NET                                         RATIO OF NET
                                    RATIO OF      INVESTMENT               NET ASSETS    RATIO OF      INVESTMENT
                                    EXPENSES        INCOME      PORTFOLIO  AT END OF    EXPENSES TO      INCOME        AVERAGE
                                   TO AVERAGE     TO AVERAGE    TURNOVER     PERIOD       AVERAGE      TO AVERAGE    COMMISSION
                                   NET ASSETS     NET ASSETS      RATE     (IN 000'S)   NET ASSETS     NET ASSETS       RATE
                                  -------------  -------------  ---------  ----------  -------------  -------------  -----------
FOR THE YEAR ENDED AUGUST 31,
-----------------------------
1996--Pilot Shares..............       0.74%          1.76%         37%     $182,379        1.01%          1.49%       $ .0537
1996--Class A Shares............       0.99           1.52          37         4,667        1.26           1.25          .0539
1996--Class B Shares............       1.74           0.76          37         3,818        2.01           0.49          .0539
1995--Pilot Shares(g)...........       0.75(d)        1.98(d)       28       109,423        1.15(d)        1.58(d)
1995--Class A Shares(a).........       1.00(d)        1.65(d)       28           697        1.40(d)        1.25(d)
1995--Class B Shares(e).........       1.75(d)        0.94(d)       28           661        2.15(d)        0.54(d)

---------------------------------------------------------------------------------------------------------------------------------

Pilot Equity Income Fund

1996--Pilot Shares..............       0.75%          3.78%         34%     $130,278        1.04%          3.49%       $ .0629
1996--Class A Shares............       1.00           3.53          34         1,640        1.29           3.24          .0629
1996--Class B Shares............       1.75           2.79          34         3,200        2.04           2.50          .0629
1995--Pilot Shares(g)...........       0.75(d)        4.12(d)       37        98,607        1.14(d)        3.73(d)
1995--Class A Shares(a).........       1.00(d)        3.70(d)       37           311        1.39(d)        3.31(d)
1995--Class B Shares(b).........       1.25(d)        2.88(d)       37           713        2.14(d)        2.49(d)

---------------------------------------------------------------------------------------------------------------------------------

------------

(a)  Class A share activity commenced February 7, 1995.
(b)  Class B share activity commenced January 12, 1995.
(c)  Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if sales charge were taken for Class A or Class B shares. Total return is not annualized.
(d)  Annualized.
(e)  Class B share activity commenced November 11, 1994.
(f)  Share activity commenced December 12, 1995.
(g)  Pilot share activity commenced November 7, 1994.
(h)  Share activity commenced October 21, 1996.

THE PILOT FUNDS
--------------------------------------------------------------------------------

Financial Highlights (continued)
--------------------------------------------------------------------------------
Pilot Small Capitalization Equity Fund

                                                        INCOME FROM INVESTMENT OPERATIONS
                                                      --------------------------------------
                                                                   NET REALIZED     TOTAL
                                                                  AND UNREALIZED    INCOME    DIVIDENDS   NET ASSET
                                     NET ASSET VALUE     NET         GAIN ON         FROM      FROM NET   VALUE AT
                                      AT BEGINNING    INVESTMENT    INVESTMENT    INVESTMENT  INVESTMENT   END OF      TOTAL
                                        OF PERIOD       INCOME     TRANSACTIONS   OPERATIONS    INCOME     PERIOD    RETURN(c)
                                     ---------------  ----------  --------------  ----------  ----------  ---------  ---------
FOR THE PERIOD ENDED AUGUST 31,
-------------------------------
1996--Pilot Shares(f)...............     $ 10.00        $ 0.09        $ 0.64        $ 0.73      $(0.08)    $ 10.65      7.37%
1996--Class A Shares(f).............       10.00          0.05          0.64          0.69       (0.05)      10.64      6.88
1996--Class B Shares(f).............       10.00          0.01          0.65          0.66       (0.01)      10.65      6.65

----------------------------------------------------------------------------------------------------------------------------------

Pilot Growth Fund

FOR THE PERIOD ENDED NOVEMBER 30,
---------------------------------
1996--Pilot Shares(h)...............     $ 10.00            --        $ 0.23        $ 0.23          --     $ 10.23      2.33%
1996--Class A Shares(h).............       10.00            --          0.23          0.23          --       10.23      2.32
1996--Class B Shares(h).............       10.00            --          0.22          0.22          --       10.22      2.20

----------------------------------------------------------------------------------------------------------------------------------

                                                                                           RATIO INFORMATION ASSUMING
                                                                                            NO FEE WAIVER OR EXPENSE
                                                                                                 REIMBURSEMENT
                                                                                           --------------------------
                                                                                           RATIO OF      RATIO OF NET
                                                     RATIO OF NET                          EXPENSES       INVESTMENT
                                        RATIO OF      INVESTMENT               NET ASSETS     TO            INCOME
                                       EXPENSES TO      INCOME      PORTFOLIO  AT END OF    AVERAGE       TO AVERAGE       AVERAGE
                                         AVERAGE      TO AVERAGE    TURNOVER     PERIOD       NET            NET          COMMISSION
                                      NET ASSETS(d)  NET ASSETS(d)    RATE     (IN 000'S)  ASSETS(d)      ASSETS(d)          RATE
                                      -------------  -------------  ---------  ----------  ---------     ------------     ----------

FOR THE PERIOD ENDED AUGUST 31,
-------------------------------
1996--Pilot Shares(f)...............       1.00%          1.06%         31%     $ 70,483      1.54%           0.52%         $.0340
1996--Class A Shares(f).............       1.25           0.66          31         2,611      1.65            0.26           .0340
1996--Class B Shares(f).............       2.01          (0.07)         31         1,878      2.44           (0.50)          .0340

----------------------------------------------------------------------------------------------------------------------------------

Pilot Growth Fund

FOR THE PERIOD ENDED NOVEMBER 30,
1996--Pilot Shares(h)...............       1.00%          0.46%         20%     $ 53,799      1.24%           0.22%         $.0014
1996--Class A Shares(h).............       1.20           0.37          20%           23      1.75           (0.18)          .0014
1996--Class B Shares(h).............       1.96          (0.58)         20%           63      2.46           (1.08)          .0014

----------------------------------------------------------------------------------------------------------------------------------

------------

(a)  Class A share activity commenced February 7, 1995.
(b)  Class B share activity commenced January 12, 1995.
(c)  Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if sales charge were taken for Class A or Class B shares. Total return is not annualized.
(d)  Annualized.
(e)  Class B share activity commenced November 11, 1994.
(f)  Share activity commenced December 12, 1995.
(g)  Pilot share activity commenced November 7, 1994.
(h)  Share activity commenced October 21, 1996.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The Pilot Funds use a variety of different investments and investment techniques in seeking to achieve a Fund's investment objective. Each Fund does not use all of the investments and investment techniques described below, which involve various risks, and which are also described in the following sections. You should consider which Funds best meet your investment goals. Although each Fund will attempt to attain its investment objective, there can be no assurance it will be successful. Shareholder approval is not required to change the investment objective of a Fund. However, shareholders will be given at least 30 days' prior written notice in the event of a change in a Fund's investment objective. If there is a change in investment objective, shareholders should consider whether a Fund remains an appropriate investment in light of their current financial position and needs. Unless otherwise stated, each investment policy described below may be changed at any time by The Pilot Funds' Board of Trustees without shareholder approval.

Pilot Growth and Income Fund and
Pilot Equity Income Fund


Pilot Growth and Income Fund and Pilot Equity Income Fund (sometimes referred to together as the "Equity Funds") offer investors two alternatives for participating in the equity securities market.



The investment objective of Pilot Growth and Income Fund is to seek capital appreciation and current income by investing primarily in common stocks of U.S. companies. The Fund invests primarily in common stocks which demonstrate favorable prospects for either capital growth or current dividend income. In making investment decisions, the Adviser assesses factors such as current and future earnings potential, existing resources and assets, trading liquidity, marketing valuation and profitability. The Fund will invest, during normal market and economic conditions, at least 65% of its total assets in common stocks, preferred stocks and debt instruments convertible into common stock of U.S. companies.



The investment objective of Pilot Equity Income Fund is to seek current income and, secondarily, capital appreciation through investments primarily in common stocks of above average financial quality and securities convertible into common stock. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in common stocks, preferred stocks and securities convertible into common stock of companies believed by the Adviser to demonstrate sound management, future growth potential and the ability to pay dividends. The Fund will attempt to achieve a yield that is greater than the published composite yield of the securities comprising the Standard and Poor's 500 Composite Stock Index(1) (the "S & P 500 Index"), a broad-based unmanaged index of 500 companies listed on the New York Stock Exchange and which is typically used as a performance benchmark for equity investments.


Each Fund may also acquire debt obligations, including both convertible and non-convertible corporate and government bonds, debentures, zero coupon bonds and cash equivalents. "Cash equivalents" include commercial paper (which is unsecured promissory notes issued by corporations); certificates of deposit, bankers' acceptances, notes and time deposits issued or supported by U.S. or foreign banks and savings institutions; repurchase agreements; variable or floating rate notes; U.S. Government obligations; and money market mutual fund shares. Each Fund will purchase only those debt obligations which are rated investment grade by at least one Nationally Recognized Statistical Rating Organization ("NRSRO") or, if unrated, are determined by the Adviser to be of comparable quality. (A description of applicable ratings is attached to the Statement of Additional Information as Appendix A.) Obligations in the lowest of the top four rating categories ("BBB" or "Baa") have certain speculative characteristics and are subject to more credit and market risk than securities with higher ratings. If a debt obligation held by a Fund ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated debt obligation held by a Fund is no longer of comparable quality to an investment grade debt obligation, the obligation will be sold in an orderly manner as quickly as possible.

The convertible securities in which a Fund may invest include bonds, notes and preferred stock that may be converted into common stock either at a stated price or within a specified period of time. In investing in convertibles, a Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

---------------

(1) "Standard and Poor's(R)", "S & P(R)" and "Standard and Poor's 500 Index(R)" are registered trademarks of Standard and Poor's Corporation.

Additionally, each Fund may invest up to 20% of the value of its total assets in the securities of foreign issuers, either directly in the securities of such issuers or indirectly through American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). ADRs are receipts typically issued by a United States bank or trust company, and EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities. ADRs, in registered form, are designed for use in the United States securities markets, while EDRs, in bearer form, are generally designed for use in the European securities markets. These securities may not be denominated in the same currency as the securities they represent.

Each Fund may also invest in futures contracts and options. From time to time, the Funds may hold cash reserves that do not earn income. For a further description of the Funds' policies with respect to convertible securities, foreign securities and other instruments, see "Portfolio Instruments and Practices" and "Risk Factors" below.

Each Fund reserves the right to invest up to 100% of its assets in cash, cash equivalents and debt obligations when the Adviser believes such a position is advisable for temporary defensive purposes during periods of unusual market or economic activity.


Pilot Growth Fund


Pilot Growth Fund offers investors a means of participating in the equity securities market.

The investment objective of Pilot Growth Fund is to provide long-term capital growth by investing primarily in equity securities. Under normal circumstances, the Fund will invest at least 65% of its total assets in common stock, warrants, and options to purchase common stock.

In making investment decisions for the Fund, the Adviser classifies approximately 1000 companies by market value and growth characteristics on a quarterly basis. Due to the number of possible growth stock investments, the Adviser uses a selection process employing advanced quantitative techniques to identify buy and sell candidates in an effort to select and hold those companies which appear able to consistently achieve superior returns by reinvesting profits into attractive new projects and products. Dividend income is, therefore, incidental and not an objective of the Fund. The Adviser's sophisticated investment approach uses an internally designed valuation process which measures the persistence of future cash flows, the acceleration of profitability, and evaluates a company's revenue generation relative to its stock price. The goal of this investment process is to identify businesses where superior growth appears sustainable and avoid or sell companies where growth is beginning to deteriorate. The Fund will concentrate on long-term growth industries where market leaders produce superior products and/or services and demonstrate a competitive advantage.

Pilot Growth Fund may also require debt obligations, including both convertible and non-convertible corporate and government bonds, debentures, zero coupon bonds and cash equivalents. "Cash equivalents" include commercial paper (which is unsecured promissory notes issued by corporations); certificates of deposit, bankers' acceptances, notes and time deposits issued or supported by U.S. or foreign banks and savings institutions; repurchase agreements; variable or floating rate notes; U.S. Government obligations; and money market mutual fund shares. Under normal conditions, the Fund will not invest more than 10% of its total assets in debt obligations, unless the Fund assumes a temporary defensive position as discussed below. The Fund will purchase only those debt obligations which are rated AA or better by at least one Nationally Recognized Statistical Rating Organization ("NRSRO") or, if unrated, are determined by the Adviser to be of comparable quality. (A description of applicable ratings is attached to the Statement of Additional Information as Appendix A.)


The Fund may invest in the securities of foreign issuers, either directly in the securities of such issuers or indirectly through ADRs and EDRs. The Fund will not invest more than 5% of its total assets in foreign securities.



The Fund may also invest in futures contracts and options. From time to time, the Funds may hold cash reserves that do not earn income. For a further description of the Fund's policies with respect to convertible securities and other instruments, see "Portfolio Instruments and Practices" and "Risk Factors" below.


The Fund reserves the right to invest up to 100% of its assets in cash, cash equivalents and debt obligations when the Adviser believes such a position is advisable for temporary defensive purposes during periods of unusual market or economic activity.


Pilot Small Capitalization Equity Fund


The investment objective of the Fund is to provide long-term capital growth by investing primarily in equity securities. Under normal circumstances, the fund will invest at least 65% of its total assets in equity securities, consisting of common stocks, preferred stocks, and securities convertible into common or preferred stocks, such as warrants, rights, and convertible debt securities. In addition, under normal circumstances, the Fund will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less.


In making investment decisions for the Fund, the Adviser on a quarterly basis, classifies approximately 6,000 companies by market value and eliminates the largest 20%. The remaining companies constitute the Fund's small-capitalization universe and generally represents only one-tenth of the aggregate U.S. equity market capitalization. Due to the large number of small stocks to choose from, the Adviser's selection process uses advanced quantitative techniques to identify buy and sell candidates in a timely and objective manner. The strategy is to own those investments offering both attractive fundamental valuation and relative earnings improvement. Typically, two types of companies are purchased:
(i) mature companies which may have fallen from a larger market value due to business difficulties, but which now exhibit improving prospects; and (ii) smaller or younger companies which are experiencing strong trends in earnings growth, but remain reasonably valued and therefore offer premium growth at a discount in comparison to other companies.

The Adviser's internally designed investment approach uses a sophisticated valuation process which measures changes in current earnings estimates and longer-term growth trends, compares recent earnings results with market expectations, and evaluates a company's earnings power relative to its stock price. Companies become purchase candidates based upon a composite ranking of these factors, and the top 20% are further evaluated on additional criteria. Candidates for investment must also possess a sound financial structure and demonstrate consistent factor rankings before being added to the Fund's portfolio.

The Fund's weighted median capitalization generally is not expected to exceed 125% of the weighted median capitalization of the Russell 2000 as measured on a quarterly basis, although this may vary from time to time. Furthermore, a stock may be sold if the composite rank falls into the bottom 20% of the universe, financial quality weakens significantly, or if individual factors demonstrate patterns of deterioration.


The Fund may invest up to 35% of its total assets in securities of issuers with a market capitalization greater than $1 billion and in debt securities. However, the Fund will not invest more than 10% of its total assets in debt securities, unless the Fund assumes a temporary defensive position as discussed below. Debt securities, if any, purchased by the Fund will be rated AA or above by Standard and Poor's Corporation ("S & P") or Aa or above by Moody's Investor Services, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities. Debt securities in which the fund may invest include short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations such as the International Bank for Reconstruction and Development (the "World Bank"), including money market instruments.


Investments and investment techniques in which the Fund may invest include common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending and repurchase agreements. The Fund currently intends to limit any investment in foreign securities to 5% of total assets. These and other securities in which the Fund may invest are further described below.

PORTFOLIO INSTRUMENTS AND
PRACTICES

--U.S. Government Obligations. EACH FUND may invest in securities issued or guaranteed by the U.S. Government, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities. Securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by certain U.S. Government agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the U.S. Treasury; others, like the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, including the Federal National Mortgage Association, are backed by the discretionary ability of the U.S. Government to purchase the entity's obligations; and still others, like the Student Loan Marketing Association, are backed solely by the issuer's credit. U.S. Government obligations also include U.S. Government-backed trusts that hold obligations of foreign governments and are guaranteed or backed by the full faith and credit of the United States. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity were it not required to do so by law.

--Asset-Backed and Mortgage-Backed Securities. EACH FUND may invest in asset-backed securities (i.e. securities backed by installment sale contracts, credit card receivables or other assets.) In addition, each Fund may make significant investments in U.S. Government securities that are backed by adjustable or fixed rate mortgage loans. The rate of prepayments on asset-backed instruments and hence the life of the security, will be primarily a function of current market rates and current conditions in the relevant market. In calculating the average weighted maturity of a Fund's portfolio, the maturity of asset-backed instruments will be based on estimates of average life. The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent a Fund purchases asset-backed securities at a premium, prepayments (which often may be made at any time without penalty) may result in some loss of a Fund's principal investment to the extent of any premiums paid.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. Government. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or the value of a Fund's shares. Also, GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs. Each Fund may also invest in mortgage-backed securities of other issuers, such as the Federal National Mortgage Association, which are not guaranteed by the U.S. Government. Moreover, each Fund may invest in debt securities which are secured with collateral consisting of mortgage-backed securities and in other types of mortgage-related securities. Unscheduled or early payments on the underlying mortgage may shorten the effective maturities of mortgage-backed securities and lessen their growth potential. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return on reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund does not appreciate as rapidly as the price of non-callable debt securities.

--Corporate Obligations. EACH FUND may purchase corporate bonds and cash equivalents that meet a Fund's quality and maturity limitations. These investments may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, Eurobonds, which are U.S. dollar-denominated obligations of foreign issuers, and Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign issuers in the U.S., and equipment trust certificates. Each FUND may also purchase obligations issued by foreign corporations. Corporate bonds are subject to call risk during periods of falling interest rates. Securities with high stated interest rates may be prepaid (or called) prior to maturity, requiring a Fund to invest the proceeds at generally lower interest rates.

Cash equivalents, such as commercial paper and other similar obligations purchased by a Fund that have an original maturity of thirteen months or less, will either have short-term ratings at the time of purchase in the top two categories by one or more NRSROs or be issued by issuers with such ratings. Unrated instruments of these types purchased by a Fund will be determined by the Adviser to be of comparable quality.

--Repurchase Agreements. EACH FUND may enter into repurchase agreements which involve a purchase of portfolio securities subject to the seller's agreement to repurchase them at an agreed upon time and price. The Funds will enter into repurchase agreements only with financial institutions (such as banks and broker-dealers) deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Board of Trustees. The term of these agreements is usually from overnight to one week and in any event, the Funds intend that such agreements will not have maturities longer than 60 days.

A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. During the term of any repurchase agreement, the Adviser will monitor the creditworthiness of the seller, and the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Because of the seller's repurchase obligation, the securities subject to repurchase agreements do not have maturity limitations.

--Reverse Repurchase Agreements. EACH FUND is authorized to make limited borrowings for temporary purposes by entering into reverse repurchase agreements. Under such an agreement a Fund sells portfolio securities to financial institutions (such as banks and broker-dealers) and then buys them back later at an agreed-upon time and price. When a Fund enters into a reverse repurchase agreement it will place in a separate custodial account liquid assets that have a value equal to or more than the price a Fund must pay when it buys back the securities, and the account will be continuously monitored by the Adviser to make sure the appropriate value is maintained. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Interest paid by a Fund in a reverse repurchase or other borrowing transaction will reduce a Fund's income. The Funds will only enter into reverse repurchase agreements to avoid the need to sell portfolio securities to meet redemption requests during unfavorable market conditions.

--Variable and Floating Rate Instruments. EACH FUND may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes, which are instruments under which the indebtedness represented by the instrument as well as its interest rate may vary. Because of the absence of a market in which to resell variable or floating rate instruments, a Fund might have trouble selling an instrument should the issuer default or during periods when a Fund is not permitted by agreement to demand payment of the instrument, and for this or other reasons a loss could occur with respect to the instrument.

--Zero Coupon Securities. EACH FUND may invest in zero coupon securities. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment.

A Fund will be required to include in income daily portions of original issue discount accrued which will cause the Fund to be required to make distributions of such amounts to shareholders annually, even if no payment is received before the distribution date. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

--Stripped Securities. EACH FUND may invest in instruments known as "stripped" securities. These instruments include U.S. Treasury bonds and notes and federal agency obligations on which the unmatured interest coupons have been separated from the underlying obligation. These obligations are usually issued at a discount to their "face value", and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. Each Fund may invest in "interest only" stripped securities that have been issued by a federal instrumentality known as the Resolution Funding Corporation and other stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal Securities program ("STRIPS"). Each Fund may also invest in instruments that have been stripped by their holder, typically a custodian bank or investment brokerage firm, and then resold in a custodian receipt program under names such as TIGRS (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasuries).

In addition, EACH FUND may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

--Participations and Trust Receipts. EACH FUND may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives a Fund an undivided interest in the security in the proportion that a Fund's participation interest or receipt bears to the total principal amount of the security. Each Fund intends only to purchase participations and trust receipts from an entity or syndicate, and do not intend to serve as a co-lender in any such activity.

--When-Issued Purchases, Forward Commitments and Delayed Settlements. EACH FUND may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. Additionally, the Funds may purchase or sell securities on a "delayed settlement" basis.

When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. Delayed settlement refers to a transaction in the secondary market that will settle some time in the future. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. When-issued purchases, forward commitments and delayed settlement transactions are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. In the event a Fund's when-issued purchases, forward commitments and delayed settlement transactions ever exceeded 25% of the value of its total assets, a Fund's liquidity and the ability of the Adviser to manage the Fund might be adversely affected. These transactions will not be entered into for speculative purposes but only in furtherance of a Fund's investment objective.

--Other Investment Companies. EACH FUND may invest in the securities of other mutual funds that invest in the particular instruments in which a Fund itself may invest subject to requirements of applicable securities laws. The Trust, on behalf of each of the Funds, has obtained relief from the SEC to permit each Fund to invest any uninvested cash reserves in an amount not to exceed 25% of its total assets in affiliated money market funds. When a Fund invests in another mutual fund, it pays a pro rata portion of the advisory and other expenses of that fund as a shareholder of that fund. These expenses are in addition to the advisory and other expenses a Fund pays in connection with its own operations. The Adviser may waive its advisory fee on that portion of any Fund's assets which are invested in the securities of affiliated money market funds managed by the Adviser or any of its affiliates.

--Securities Lending. EACH FUND may lend securities held in its portfolio to financial institutions (such as banks and broker-dealers) as a means of earning additional income. These loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, securities loans will be made only to financial institutions the Adviser deems to be of good standing, and will only be made if the Adviser thinks the possible rewards from such loan justify the possible risks. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 33 1/3% of its total assets. Securities loans will be fully collateralized.

--Options. EACH FUND may write covered call options, buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.


Options purchased by a Fund will not exceed 5%, and options written by a Fund will not exceed 25%, of its net assets. Options transactions by Pilot Growth and Income Fund and Pilot Equity Income Fund will involve options listed on a national securities exchange and issued by the Options Clearing Corporation.


OPTIONS TRADING IS A HIGHLY SPECIALIZED ACTIVITY AND MAY CARRY GREATER THAN ORDINARY INVESTMENT RISK. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The Funds may use options to manage their exposure to changing interest rates and/or security prices. The use of covered call and secured put options will not be a primary investment technique of any Fund.


--Futures and Related Options. PILOT GROWTH AND INCOME AND PILOT EQUITY INCOME FUNDS may enter into futures contracts and options on such futures contracts as a hedge against anticipated interest rate fluctuations. Such fluctuations could have an effect on securities that a Fund holds in its portfolio or intends to sell. PILOT GROWTH FUND may enter into futures contracts and options on futures contracts to protect against the effect of anticipated market fluctuations on securities that the Fund holds in its portfolio or intends to purchase. PILOT SMALL CAPITALIZATION EQUITY FUND may enter into futures contracts on securities and securities indices and may purchase and sell (write) call and put options on these futures contracts for bona fide hedging or other permissible risk management purposes, such as protecting the price or interest rate of a security it holds or intends to buy. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index. A Fund may not purchase or sell a futures contract (or related option) except for bona fide hedging purposes unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).


EACH FUND may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

More information regarding futures contracts and related options can be found in the Statement of Additional Information, which is available upon request.

--Forward Foreign Currency Exchange Contracts. EACH FUND may buy and sell securities and receive dividend and interest proceeds in currencies other than the U.S. dollar, these Funds may from time to time enter into forward foreign currency exchange contracts ("forward contracts"). A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract.

The purpose of entering into these contracts is to minimize the risk to the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies. At the same time, such contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than the performance it would have had if it had not engaged in forward contracts.

--Liquidity Considerations. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons a FUND WILL NOT KNOWINGLY INVEST MORE THAN 15% OF ITS NET ASSETS IN ILLIQUID SECURITIES. Illiquid securities include repurchase agreements, securities loans and time deposits that do not permit a Fund to terminate them after seven days notice, certain certificates of participation, trust receipts, tax-exempt derivative instruments, stripped mortgage-backed securities issued by private issuers and securities that are not registered under the securities laws. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable amount master demand notes with maturities of nine months or less and securities for which the Adviser has determined pursuant to guidelines adopted by the Board of Trustees that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A), are not subject to this 15% limitation.


--Portfolio Turnover. EACH FUND may engage in short-term trading to achieve its investment objective. The annual portfolio turnover rates for PILOT EQUITY INCOME FUND, PILOT GROWTH AND INCOME FUND, AND PILOT GROWTH FUND are not expected to exceed 100% during the next twelve months. The turnover rate for PILOT SMALL CAPITALIZATION EQUITY FUND is not expected to exceed 125% for the same period. Portfolio turnover will not be a limiting factor in making investment decisions. Portfolio turnover may occur for a variety of reasons, including the appearance of a more favorable investment opportunity. Turnover may require payment of brokerage commissions, impose other transaction costs and could increase the amount of income received by a Fund that constitutes taxable capital gains. To the extent capital gains are realized, distributions from the gains may be ordinary income for federal tax purposes (see "The Business of the Fund--Tax Implications").


--Other Information. Certain brokers who are affiliated with The Pilot Funds may act as broker for the Funds on exchange portfolio transactions, subject, however, to procedures adopted by the Board of Trustees. Commissions, fees or other remuneration paid to an affiliated broker must be at least as favorable as those which the Trustees believe to be charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. A transaction will not be placed with an affiliated broker if a Fund would have to pay a commission rate less favorable than the affiliated broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the affiliated broker acts as a clearing broker for another brokerage firm, and any customers of the affiliated broker not comparable to The Pilot Funds as determined by the Board of Trustees.

The Pilot Funds has also adopted certain procedures which enable a Fund to purchase certain instruments during the existence of an underwriting or selling syndicate of which an affiliated broker is a member. These procedures establish certain limitations on the amount of securities which can be purchased in any single offering and on the amount of a Fund's assets which may be invested in any single offering. Because of the active role which may be played by affiliated brokers in the underwriting of securities, a Fund's ability to purchase securities in the primary market may from time to time be limited.

RISK FACTORS

--General Risk Considerations. As with an investment in any mutual fund, an investment in the Funds entails market and economic risks associated with investments generally. However, there are certain specific risks of which you should be aware. The value of equity securities held by the Funds can be expected to vary in response to a variety of factors. Stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. In general, equity securities are subject to greater fluctuations in value than fixed income securities. Therefore, while a fund investing primarily in equity securities is likely to have greater potential for total return over the long term than a fund investing in fixed-income securities whose value will vary inversely with interest rate fluctuations, it also presents greater risk of loss.

--Small Capitalization Companies. Each Fund may invest in smaller, lesser-known companies which the Adviser believes offer greater growth potential than larger, more mature, better-known firms. PILOT SMALL CAPITALIZATION EQUITY FUND will focus on these securities. Investing in the securities of such companies, however, may also involve greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

--Foreign Securities. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

--Convertible Securities. In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines.

FUNDAMENTAL LIMITATIONS

Certain of the investment policies of each Fund may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. Policies requiring such a vote to effect a change are known as "fundamental". Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the Statement of Additional Information, which is available upon request.

1. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain limited exceptions described in the Statement of Additional Information).

2. A Fund may not invest (with certain limited exceptions, including U.S. Government obligations as described in the Statement of Additional Information) more than 5% of its total assets in the securities of a single issuer or subject to puts from any one issuer, except that up to 25% of the total assets of each Fund can be invested without regard to the 5% limitation. A Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 25% exception.

3. A Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.

4. A Fund may not make loans, except that it may invest in debt securities, enter into repurchase agreements and lend its portfolio securities.

If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

INVESTING IN THE PILOT FUNDS

Getting Your Investment Started

Investing in The Pilot Funds is quick and convenient. Fund Shares may be purchased either through the account you maintain with Boatmen's Investment Services, Inc., another broker-dealer or certain other institutions or from The Pilot Funds directly. Fund shares are distributed by Pilot Funds Distributors, Inc. (the "Distributor"). The Distributor is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

You may choose to invest through your Boatmen's Investment Services account where an Account Representative can advise you in selecting among The Pilot Funds. Whether you currently have a Boatmen's Investment Services account or wish to open one, your Pilot Funds investment can be executed within a few minutes by telephone or, if you prefer, during a consultation with an Investment Officer of Boatmen's Investment Services, Inc. Call The Pilot Funds at 800/71-PILOT to arrange a consultation scheduled at your convenience.

Clients of Boatmen's Investment Services, Inc. and other institutions (such as broker-dealers) that have entered into agreements with the Distributor ("Service Organizations") may purchase shares through their accounts at their Service Organization and should contact the Service Organization directly for appropriate purchase instructions. Share purchases (and redemptions) made through Boatmen's Investment Services, Inc. or another Service Organization are effected only on days the particular institution and the Fund involved are open for business. When shares are purchased through Boatmen's Investment Services, Inc. or another Service Organization, a fee may be charged by those institutions for providing administrative services in connection with your investment.

Should you wish to establish an account directly with The Pilot Funds, please refer to the purchase options described under "Opening and Adding to Your Pilot Funds Account".

Payments for Fund shares must normally be in U.S. dollars and in order to avoid fees and delays should be drawn on a U.S. bank. Please remember that The Pilot Funds retains the right to reject any purchase order.

Your Alternative Purchase Options

Your purchases of Fund shares are subject to either a front-end or back-end sales charge. You may elect to have the sales charge deducted at the time of your investment--on the "front-end"--or choose to defer the sales charge until your investment is redeemed--on the "back-end". This back-end sales charge declines over time and is known as a "contingent deferred sales charge." If you decide to pay the sales charge at the time you make your investment, your purchase will be made in Class A Shares, whereas if you prefer to pay the sales charge when you redeem your investment, your purchase will be made in Class B Shares. Once you have held Class B Shares for six years, you do not pay the contingent deferred sales charge when you redeem those shares.

Characteristics of Class A Shares and Class B Shares

Class A Shares and Class B Shares differ primarily in their sales charge structures and distribution arrangements, including ongoing distribution fees. The classes may also have differing transfer agency and other fees, although the Funds currently do not intend to allocate such fees on a class basis. You should understand that the purpose and function of the sales charge structures and distribution arrangements for both Class A Shares and Class B Shares are the same.

Class A Shares: Class A Shares are sold at their net asset value plus a front-end sales charge of up to 4.50%. (See "How to Buy Shares--Explanation of Sales Price".) This front-end sales charge may be reduced or waived in some cases. (See "Transaction Rules" and "Shareholder Services--Front-End Sales Charge Reductions.") Class A Shares are subject to ongoing distribution fees at an annual rate of up to 0.25% of a Fund's average daily net assets attributable to its Class A Shares.

Class B Shares: Class B Shares are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the shares are redeemed within six years of investment. (See "How to Buy Shares-- Explanation of Sales Price".) Class B Shares are subject to ongoing distribution fees at an annual rate of up to 1.00% of a Fund's average daily net assets attributable to its Class B Shares. These ongoing fees, which are higher than those charged on Class A Shares, will cause Class B Shares to have a higher expense ratio and pay lower dividends than Class A Shares.

Eight years after purchase, Class B Shares will convert automatically to Class A Shares. The conversion relieves a shareholder of Class B Shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged.

The conversion from Class B Shares to Class A Shares takes place at net asset value, so you receive dollar-for-dollar the same value of Class A Shares as you had of Class B Shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. As a result of the conversion, the converted shares are relieved of the distribution fees borne by Class B Shares, although they are subject to the distribution fees borne by Class A Shares.

Class B Shares of a Fund acquired through a reinvestment of dividends or distributions from that Fund (as discussed under "Dividends and Distributions") are also converted at the earlier of two dates--eight years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Class B Shares that were not acquired through reinvestment of dividends or distributions. For example, if you make a one-time purchase of Class B Shares of a particular Fund, and subsequently acquire additional Class B Shares of that Fund only through reinvestment of dividends and/or distributions from that Fund, all of your Class B Shares in that Fund, including those acquired through reinvestment, will convert to Class A Shares of that Fund on the same date.

Considerations In Choosing Between Class A And
Class B Shares

The decision as to which share class may be more beneficial for you depends, in part, on the amount and intended length of your investment. Due to the lower ongoing distribution fees on Class A Shares, the dividends for those shares will be higher than the Class B Shares. However, since a front-end sales charge is deducted from your purchase at the time of your investment, not all of your purchase amount will purchase shares. Thus, the same initial investment will purchase more Class B Shares than Class A Shares of the same Fund. In addition, Class B Shares are subject to a contingent deferred sales charge.

Since large investors may qualify for a reduced front-end sales charge (see "Shareholder Services--Front-End Sales Charge Reductions"), such investors should consider making their purchase in Class A Shares.

Because of these possible front-end sales charge reductions, purchases in excess of $100,000 may be more advantageous to you if made in Class A Shares rather than Class B Shares. In any event The Pilot Funds will not accept any order of $250,000 or more for Class B Shares. In addition, regardless of whether you qualify for a reduced front-end sales charge, if you expect to hold your investment for an extended period of time, you might still consider purchasing Class A Shares because the accumulated higher ongoing expenses, together with the contingent deferred sales charge, of the Class B Shares will exceed the amount of the front-end sales charge and ongoing distribution fees related to Class A Shares.

On the other hand, you might decide, because you would be subject to higher front-end charges or for other reasons, that it would be more advantageous for you to have all of your purchase amount invested immediately in Fund shares, even though you would also be subject to higher ongoing distribution fees. These higher ongoing fees might be offset by any return you receive from the additional shares you originally purchased as a result of not having to pay a front-end sales charge. You should note however, that a Fund's future returns cannot be predicted, and that there is no assurance that such returns, if any, would compensate for those higher ongoing expenses. You should also remember that you would be subject to any applicable contingent deferred sales charge during the first six years of your investment in Class B Shares.

If You Have Questions

If you are investing in The Pilot Funds through an account with Boatmen's Investment Services, Inc. or another Service Organization, you should speak directly with your assigned Account Representative or contact person at such organization. If you are a direct investor with The Pilot Funds and need assistance with your account, a Pilot Funds service representative is available to answer your questions by calling the appropriate toll-free numbers listed below.
---------------------------------------------------------------

     CALL                 FOR INFORMATION
--------------  ------------------------------------
800/71-PILOT    Regarding the Funds' investment
8:00 am to      objectives and policies or for
7:00 pm         information about opening an account
Central time    (including information regarding the
                Funds' alternative purchase
                options). Information on changing
                your Pilot Funds' services, and
                Statements of Additional
                Information, are also available at
                this number.
----------------------------------------------------
800/227-3654    To obtain your account balance or to
7:30 am to      request a telephone transaction.
4:00 pm
Central time
----------------------------------------------------

With respect to telephone transactions, The Pilot Funds and its service contractors will employ reasonable procedures to ensure that instructions communicated by phone are genuine; if these procedures are not followed, The Pilot Funds or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmation to shareholders within 72 hours of a telephone transaction, verifying the account name and a shareholder's account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. Each party who establishes an account directly with The Pilot Funds automatically has the ability to engage in telephone transactions unless that party elects otherwise.

The Pilot Funds will send you the following statements and reports to provide you with current information on the status of your account:

Confirmation Statements    After every transaction
                           (other than an Automatic
                           Investment Plan transaction
                           or dividend credit) that
                           affects your account
                           balance or your account
                           registration.

Account Statements         On a quarterly basis
                           detailing year to date
                           activity for each of your
                           accounts.

Financial Reports          Every six months. To reduce
                           The Pilot Funds' expenses,
                           only one copy of most Fund
                           reports will be mailed to
                           your household, even if you
                           have more than one account
                           in a Fund.

HOW TO BUY SHARES

This section provides you with pertinent information on how to buy Fund shares. Further information can be found under "Transaction Rules". Before investing you will need to decide whether to purchase Class A Shares (which are sold with a front-end sales charge) or Class B Shares (which are sold without a front-end sales charge but are subject to a contingent deferred sales charge). See "Your Alternative Purchase Options".

                              MINIMUM INVESTMENT
                         -----------------------------
                            TO OPEN       ADDITIONAL
                            ACCOUNT       INVESTMENTS
                         -------------   -------------
Regular Account........         $1,000            $100
Automatic Investment
  Plan.................           $100            $100
Employee*--Regular
  Accounts.............           $500            $100
Employee*--Automatic
  Investment Plan......           $100             $50
Tax-Sheltered
  Retirement Plans.....           $500             $50
Exchange
  Transactions.........         $1,000            $500

------------
*Applies to employees of the Adviser and its affiliates.

OPENING AND ADDING TO YOUR PILOT FUNDS ACCOUNT

As described above under "Getting Your Investment Started," you may purchase Fund shares through Boatmen's Investment Services, Inc. or another Service Organization. Direct investments in The Pilot Funds may also be made in a number of different ways, as shown in the following chart. Simply choose the method that is most convenient for you. Any questions you have can be answered by calling the appropriate toll-free number indicated above under "If You Have Questions".

--------------------------------------------------------------------------------

                                      TO OPEN AN ACCOUNT                       TO ADD TO AN ACCOUNT
                                 DIRECTLY WITH THE PILOT FUNDS          HELD DIRECTLY WITH THE PILOT FUNDS
                            ---------------------------------------   ---------------------------------------
By Mail to:                 -- Complete an Account Application and    -- Make your check payable to the
The Pilot Funds,               mail it, along with a check payable       particular Fund in which you are
c/o BISYS Fund Services        to the Fund in which you are              investing and mail it to the address
Dept. L-1709                   investing, to the address on the          on the left.
Columbus, OH 43260-1709        left.                                  -- Please include your account number
                                                                         on your check.
                                                                      -- Or use the convenient form attached
                                                                         to your regular Fund statement.
-------------------------------------------------------------------------------------------------------------
In Person to:               -- Deliver the Account Application and    -- Deliver your check payable to the
BISYS Fund Services            your check payable to the particular      particular Fund in which you are
3435 Stelzer Road              Fund in which you are investing to        investing to the address on the left.
Columbus, OH 43219-3035        the address on the left.               -- Please include your account number
                                                                         on your check.
-------------------------------------------------------------------------------------------------------------
By Wire to:                 -- Ask your bank to send immediately      -- Ask your bank to wire immediately
Call 1-800/71-PILOT            available funds by wire.                  available funds as described at left,
for Wire Instructions       -- The wire should say that you are          except that the wire should note that
                               opening a new Fund account (if an         it is to make a subsequent purchase
                               Account Application Form is not           rather than to open a new account.
                               received for a new account within 30   -- Please include your Fund account
                               days after the wire is received,           number.
                               dividends and redemption proceeds from
                               the account will be subject to back-up
                               withholding). The wire should say that
                               the purchase is to be in your name.
                            -- Include your name, address and
                               taxpayer identification number.
                               Indicate the name of the Fund in
                               which you are investing. Investors
                               should also indicate share class
                               selection.
                               Consult your bank for information on remitting funds by
                               wire and associated bank charges.
-------------------------------------------------------------------------------------------------------------
Automatic Investment        -- You must first complete an Account     -- Call 800/71-PILOT to find out how to
(allows regular investment     Application and select the Automatic      set up this service.
without ongoing paperwork)     Investment Plan option.                -- Additional purchases will then
                            -- Call 800/71-PILOT for more                automatically be made as directed by
                               information.                              you.
-------------------------------------------------------------------------------------------------------------

Explanation of Sales Price

The public offering price for each class of shares is based upon net asset value per share plus, in the case of Class A Shares, a front-end sales charge. Net asset value per share for each class of each Fund will be determined by adding the value of the Fund's investments, cash and other assets attributable to the class, subtracting the Fund's liabilities attributable to that class, and then dividing the result by the number of shares in the class that are outstanding. The assets of each Fund are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Trustees. Debt securities held by these Funds that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value.

The per share net asset values of Class A Shares and Class B Shares will diverge due to the different distribution expenses borne by the classes. More information about valuation can be found in the Funds' Statement of Additional Information, which is available upon request.

Net asset value is computed as of 3:00 P.M., Central time, on all days the New York Stock Exchange (the "Exchange") is open for trading, which is Monday through Friday except for holidays (scheduled Exchange holidays for 1997 are New Years Day (observed), President's Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed)). On those days when the Exchange closes early as a result of such day being a partial holiday or otherwise, the right is reserved to advance the time on that day by which purchase and redemption requests must be received.

CLASS A SHARES: THE FRONT-END SALES CHARGE OPTION. The front-end sales charge for Class A Shares of the Funds begins at 4.50% and may decrease as the amount you invest in Class A Shares increases, as shown in the following two charts:

                                           PILOT GROWTH AND INCOME FUND
                                             PILOT EQUITY INCOME FUND
                                      PILOT SMALL CAPITALIZATION EQUITY FUND
                                                PILOT GROWTH FUND
                              -----------------------------------------------------
                                        PER SHARE
                                    AS A PERCENTAGE OF                 DEALERS
                              ------------------------------       REALLOWANCE AS A
                                                   NET ASSET        PERCETNAGE OF
   AMOUNT OF TRANSACTION        OFFERING PRICE       VALUE         OFFERING PRICE
---------------------------   ----------------     ---------       ----------------
Less than $100,000.........           4.50            4.71              4.00
$100,000 to $249,999.......           3.75            3.90              3.25
$250,000 to $499,999.......           3.00            3.09              2.50
$500,000 to $999,999.......           2.00            2.04              1.75
$1,000,000 to $2,499,999...           1.00            1.01              0.90
$2,500,000 and over........           0.00            0.00              0.00

It is possible that the dealers reallowance shown in the tables above may change over time. Further reductions in the sales charges shown above are also possible--please see "Shareholder Services--Sales Charge Reductions".

CLASS B SHARES: THE CONTINGENT DEFERRED SALES CHARGE OPTION. Although you pay no front-end sales charge on Class B Shares, if you redeem those shares within six years after the date you purchased them, the shares will be subject to a contingent deferred sales charge at the rates set forth in the charts below. The sales charge is charged on the lesser of the net asset value on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is charged on any increase in the principal value of your shares.

The amount of any contingent deferred sales charge will be different depending on the number of years that elapse between the time you pay for Class B Shares and the time those shares are redeemed. Solely for purposes of determining the number of years from the time of payment for your share purchase, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

                                      CONTINGENT DEFERRED
                                         SALES CHARGE
                                      (AS A PERCENTAGE OF
        NUMBER OF YEARS              DOLLAR AMOUNT SUBJECT
    ELAPSED SINCE PURCHASE              TO THE CHARGE)
------------------------------- -------------------------------
One............................              4.50%
Two............................              4.00%
Three..........................              3.50%
Four...........................              3.00%
Five...........................              2.50%
Six............................              1.75%
After Six Years................              0.00%

When you sell your Class B Shares, your order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Class B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (i.e., shares held longer than six years and shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge waivers) and after that from the Class B Shares you have held the longest.

For example, assume you purchased 100 Class B Shares at $10 a share (for a total cost of $1,000), three years later the shares have a net asset value of $12 per share and during that time you acquired 10 additional shares through dividend reinvestment. If you then make your first redemption of 50 shares (resulting in proceeds of $600, 50 shares x $12 per share), the first 10 shares redeemed will not be subject to the contingent deferred sales charge because they were acquired through reinvestment of dividends. With respect to the remaining 40 shares redeemed, the contingent deferred sales charge is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $400 of the $600 you received from selling your shares will be subject to the contingent deferred sales charge, at a rate of 3.50%, the applicable rate in the third year after purchase. The proceeds from the contingent deferred sales charge that you may pay upon redemption go to the Distributor, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class B Shares. The contingent deferred sales charge, along with the ongoing distribution fees paid with respect to Class B Shares, enables those shares to be purchased without the imposition of a front-end sales charge.

HOW TO SELL SHARES


The Pilot Funds makes it easy to sell, or "redeem" your shares. If you purchased your shares through an account at Boatmen's Investment Services, Inc. or another Service Organization, you may redeem shares in accordance with the instructions pertaining to that account. If you purchased your shares directly from The Pilot Funds, you have the ability to redeem shares by any of the methods described below. Requests must be signed by you and by each other owner of the account (for joint accounts). Except for a contingent deferred sales charge that may be charged on Class B shares, The Pilot Funds imposes no charges when you redeem shares.


--------------------------------------------------------------------------------

                                       HOW TO REDEEM SHARES                   ADDITIONAL LIMITATIONS
                               ------------------------------------    ------------------------------------
By Mail to:                    -- Send a signed request (each            -- Requests greater than $50,000 per
The Pilot Funds,                  owner, including each joint owner,        day must be signature guaranteed.
c/o BISYS Fund Services           must sign) to the Transfer Agent
Dept. L-1709                      at the address on the left.            -- You should refer to "Transaction
Columbus, OH 43260-1709                                                     Rules" below for additional
                               -- Be sure to include both the name          limitations.
                                  of the particular Fund whose shares
                                  you are selling and your account
                                  number.
-----------------------------------------------------------------------------------------------------------
By Wire:                       -- After you have signed up for wire     -- The Transfer Agent may act upon
                                  redemption privileges on the             such a request from any person
                                  Account Application, you may             representing himself or herself to
                                  instruct the Transfer Agent to           be you and reasonably believed by
                                  wire your redemption proceeds to         the Transfer Agent to be genuine.
                                  your bank account by sending a
                                  request in writing or by phone        -- The transaction amount must be a
                                  (800/844-1235).                          $1,000 minimum.
                                                                        -- This privilege may be subject to
                                                                           limits regarding frequency and
                                                                           overall amount.

--------------------------------------------------------------------------------

In Person to:                  -- Deliver your written request         -- Requests must be signed by each
BISYS Fund Services               directly to the Transfer Agent at       owner, including each joint owner.
3435 Stelzer Road                 the address on the left.
Columbus, OH 43219-3035                                                -- Requests greater than $50,000 per
                                                                          day must be signature guaranteed.

--------------------------------------------------------------------------------

Automatic Withdrawal           -- Withdrawals begin after you have     -- Your account must have a total
(permits automatic                signed up for this service (either      net asset value of at least $5,000.
  withdrawal                      on the account application or in a
of pre-arranged amount)           subsequent letter to the Transfer     -- The transaction amount must be at
                                  Agent).                                  least a $50 minimum.
                               -- Call 800/71-PILOT for more
                                  information.

--------------------------------------------------------------------------------

Redemption requests are processed when received in proper form by The Pilot Funds at the net asset value per share next determined after such receipt (subject to the contingent deferred sales charge for Class B Shares).

TRANSACTION RULES

THE PURCHASE PROCEDURES differ depending on whether you place your order directly with The Pilot Funds or use Boatmen's Investment Services, Inc. or another Service Organization.

IF YOU PLACE AN ORDER FOR FUND SHARES directly with the Fund, in proper form and accompanied by payment, it will be processed upon receipt by the Transfer Agent. An order in proper form will also be processed upon receipt by the Transfer Agent where Boatmen's Investment Services, Inc. or another Service Organization undertakes to pay for the order in immediately available funds wired to the Transfer Agent by the close of business the next Business Day. If the Transfer Agent receives your order and, where required, payment by 3 p.m., Central time, your shares will be purchased at the public offering price calculated on that day. Otherwise, your shares will be purchased at the public offering price determined as of 3 p.m., Central time, on the next Business Day.

IF YOU PLACE AN ORDER FOR FUND SHARES THROUGH BOATMEN'S INVESTMENT SERVICES, INC. OR ANOTHER SERVICE ORGANIZATION, and you place your order in proper form on any Business Day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 3 p.m. Central time on that day, if Boatmen's Investment Services, Inc. or your other Service Organization then sends your order to the Transfer Agent before the end of its Business Day (which is normally 4 p.m. Central time). Boatmen's Investment Services, Inc. or your other Service Organization must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price within five business days.

WIRE PURCHASES AND REDEMPTIONS. If you purchase shares by wire, you must file an Account Application before any of those shares can be redeemed. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information about sending and receiving funds by wire, including any charges by your bank for these services. The Pilot Funds may decide at any time to no longer permit wire redemptions.

MISCELLANEOUS PURCHASE INFORMATION. You must specify at the time of investment whether you are purchasing Class A Shares or Class B Shares. Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Share certificates will not be issued. If your check does not clear, a fee may be imposed by the Transfer Agent. The minimum initial investment in the Fund by employees of Boatmen's or its affiliates is $500. The minimum amount required for subsequent investments is $100, except in connection with certain investment programs.

MISCELLANEOUS REDEMPTION INFORMATION. The Pilot Funds usually makes payment for the shares that you redeem within Three Business Days after it receives your request in proper form. SHARES PURCHASED BY CHECK FOR WHICH A REDEMPTION REQUEST HAS BEEN RECEIVED WILL NOT BE REDEEMED UNLESS THE CHECK PAYMENT USED FOR INVESTMENT HAS CLEARED, WHICH MAY TAKE UP TO SEVEN BUSINESS DAYS.

When redeeming shares in the Funds, you should indicate whether you are redeeming Class A Shares or Class B Shares. If you own Class A Shares and Class B Shares of the same Fund, Class A Shares will be redeemed first unless you request otherwise.

Certain types of redemption requests will need to include a signature guarantee for each name in which the account is registered. Signature guarantees must accompany redemption requests for: (i) an amount in excess of $50,000 per day,
(ii) any amount if the redemption proceeds are to be sent elsewhere than the address of record on The Pilot Funds' books, or (iii) an amount of $50,000 or less if the address of record has been on The Pilot Funds' books for less than sixty days, although the Transfer Agent reserves the right to require signature guarantees on all redemptions. Signature guarantees are designed to protect both you and The Pilot Funds from fraud. To obtain a signature guarantee you should visit a bank, trust company, credit union, savings association, broker-dealer or other member of a national securities exchange, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee".

If you experience difficulty in contacting the Transfer Agent to redeem shares by phone, for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

THE VALUE OF SHARES THAT ARE REDEEMED IN A FUND may be more or less than their original cost, depending on the Fund's current net asset value. In addition, if you are redeeming Class B Shares you may be subject to a contingent deferred sales charge, which will be deducted from the proceeds of your redemption.

THE PILOT FUNDS RESERVES THE RIGHT TO INVOLUNTARILY REDEEM AN ACCOUNT (other than a tax-sheltered retirement plan account) if, after thirty days' written notice, the account's net asset value falls and remains below a $1,000 minimum due to share redemptions and not market fluctuations.

In unusual circumstances The Pilot Funds may make payment in readily marketable portfolio securities at their market value equal to the redemption price.

In certain situations or for certain individuals or entities, the front-end sales charge for Class A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales efforts required to attract such investments. In order to receive the sales charge waiver, you must explain the status of your investment at the time of purchase. No sales charge is charged on reinvested dividends or distributions. Likewise, there is no front-end sales charge on (1) any purchase by Boatmen's, BISYS, any of their affiliates or their respective officers, partners, directors or employees (including retired employees), any Trustee or officer of The Pilot Funds and designated family members of any of the above individuals, (2) any purchase by any registered representative or full-time employee of broker-dealers or Service Organizations having agreements with the Distributor pertaining to the sale and/or servicing of Fund shares (and their spouses and minor children) to the extent permitted by such organizations, (3) any purchase by any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission, (4) any purchase by a registered investment adviser who is purchasing shares for its own account or for accounts for which it is authorized to make investment decisions (i.e., a discretionary account), (5) any shares issued in connection with reorganizations with or acquisitions of the assets of other organizations, (6) under certain circumstances, any purchase of shares pursuant to the Reinstatement Privilege described below under "Shareholder Services", (7) under certain circumstances, any purchase of shares as a result of the Cross-Reinvestment Privilege described below under "Shareholder Services", (8) under certain circumstances, any purchase of Fund shares with the proceeds from a recent redemption of shares of any other non-money market investment portfolio of another investment company, provided that any purchase must be made within 60 days of such redemption and that a copy of the account statement showing such redemption must accompany the purchase request, (9) any purchase of shares offered through a registered broker-dealer as part of a wrap product, (10) exchanges where the shares being exchanged are non-money market fund shares that came from the distribution of assets held in a qualified trust agency or custodian account maintained with the trust department of Boatmen's or its affiliates, (11) any purchase of Fund shares by a shareholder who purchased Pilot Class A Shares of the Pilot International Equity Fund for an account prior to June 1, 1994 and who qualified for a reduced sales charge on its purchases made prior to that date, and who has continuously held shares of the Fund, and
(12) any purchase of Fund shares by a shareholder who was a record or beneficial holder of shares of Kleinwort Benson International Equity Fund, a series of Kleinwort Benson Investment Strategies, on July 12, 1993, and who became directly or indirectly a beneficial owner of the Pilot International Equity Fund (the "Fund") as a result of a reorganization between the two funds (the "Reorganization"), and who has continuously held shares of the Pilot International Equity Fund. For more information or to determine eligibility for any of these waivers, contact The Pilot Funds at 800/71-PILOT.

CERTAIN TYPES OF REDEMPTIONS MAY ALSO QUALIFY FOR AN EXEMPTION FROM THE CONTINGENT DEFERRED SALES CHARGE. To receive one of the first three exemptions listed below, you must explain the status of your redemption at the time you redeem your shares. The contingent deferred sales charge with respect to Class B Shares is not charged on (1) exchanges described under "Shareholder Services-- Exchange Privileges"; (2) redemptions in connection with minimum required distributions from IRA, 403(b)(7) and Qualified Plan accounts due to the shareholder reaching age 70 1/2; (3) redemptions in connection with a shareholder's death or disability (as defined in the Internal Revenue Code); and
(4) involuntary redemptions as a result of an account's net asset value remaining below $1,000 after thirty days' written notice. In addition, no contingent deferred sales charge is charged on shares acquired through the reinvestment of dividends or distributions.

YOUR PILOT FUND ACCOUNT

SHAREHOLDER SERVICES

The Pilot Funds provides a variety of ways to make managing your investments more convenient. Some of these methods require you to request them on your Account Application or you may request them after opening an account by sending a signature guaranteed letter of instruction to the Transfer Agent.

Tax-Sheltered Retirement Plans

The Funds are available for investment by tax-sheltered retirement plans, including Individual Retirement Accounts. See your Account Representative for details on eligibility and other information. Consult your tax adviser with specific reference to your own situation. No minimum initial investment or additional investment requirement applies to purchases in connection with tax-sheltered retirement plans.

EXCHANGE PRIVILEGES AMONG THE PILOT FUNDS

If you have purchased shares directly from The Pilot Funds, you may sell your Fund shares and buy other shares of The Pilot Funds by calling the Transfer Agent at 800/71-PILOT or sending a written exchange request to the Transfer Agent at The Pilot Funds, c/o BISYS Fund Services, Dept. L-1709, Columbus, OH 43260-1709. If you have purchased shares through an account at Boatmen's Investment Services, Inc. or another Service Organization, you may sell your Fund shares and buy shares of the other Pilot Funds in accordance with the procedures applicable to your account. Specifically, Class A Shares of a Fund may be exchanged for Class A Shares of any other Fund and Class B Shares of a Fund may be exchanged for Class B Shares of any other Fund. Class A Shares purchased with a front-end sales charge may be exchanged without the need to pay any additional front-end charge on the shares acquired through the exchange. Class B Shares may be exchanged without the payment of any contingent deferred sales charge as the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Class B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange.

If you have a qualified trust, agency or custodian account with Boatmen's or its affiliates, and your shares are to be held in their account, you may also exchange your current Class A Shares in a Fund for Pilot Shares in the same Fund. Pilot Shares are subject to the same shareholder transaction expenses as Class A Shares except that Pilot Shares are not subject to a front end sales charge. Pilot Shares are subject to the same annual fund operating expenses as those for Class A Shares except that Pilot Shares make no annual Rule 12b-1 Distribution payments. In addition, the procedures for effecting transactions in Fund shares and other features related to the servicing and maintenance of a Fund account may differ for Pilot Shares of the Fund from those applicable to Class A Shares depending on the terms of the shareholder's qualified trust, agency, or custodian relationship with Boatmen's or its affiliate. For more information on holding Pilot Shares of the Funds, please see the prospectus for Pilot Shares which can be obtained by calling 1/800 71-PILOT and consult the institution (Boatmen's or an affiliate) which will maintain the account holding the Pilot Shares received by exchanging Class A Shares.

For investors holding their shares directly, a minimum initial investment of $1,000 must be made to establish an account into which exchange proceeds will be invested. The minimum amount required for any subsequent exchanges into the newly established account is $100. Exchanges may have tax consequences. Please consult your tax adviser for further information.

If you are opening a new account in a different Fund by exchange, the shares being exchanged must be at least equal in value to the minimum investment for the Fund in which the account is being opened. The particular class of shares you are exchanging into must be registered for sale in your state.

Additional information regarding exchanges can be obtained by reading the Statement of Additional Information. The Exchange Privilege may be modified or terminated at any time. At least 60 days' notice will be given to shareholders of any material modification or termination of the Exchange Privilege except where notice is not required by the Securities and Exchange Commission.


A shareholder who purchased Class A Shares of Pilot International Equity Fund (the "International Equity Fund") as part of a wrap fee program and who has continuously held shares of the International Equity Fund, may exchange Class A Shares in the International Equity Fund for Class A shares of any other fund in the Pilot Family of Funds without paying any front-end sales charge on the shares acquired through the exchange.



A shareholder who purchased Class A Shares of a Fund for an account prior to June 1, 1994 and who qualified for a sales charge exemption or waiver on its purchases made prior to that date, and who has continuously held shares of the Fund, may exchange Class A Shares in the International Equity Fund for Class A shares of any other fund in the Pilot Family of Funds without paying any front-end sales charge on the shares acquired through the exchange after such date so long as (i) such account remains open on the books of the Trust or (ii) such investor continues to qualify for one of the sales load exemptions described above.



A shareholder who was a record or beneficial holder of shares of Kleinwort Benson International Equity Fund, a series of Kleinwort Benson Investment Strategies, and who become directly or indirectly a beneficial owner of shares of Pilot International Equity Fund (the "Fund") as a result of a reorganization between the two funds, and who has continuously held shares of the Fund, may exchange Class A Shares or Class A shares of any fund in the Pilot Family of Funds for Class A Shares or Class A shares of any other fund without paying a front-end sales charge on the shares acquired through the exchange after July 12, 1993 so long as such account remains open on the books of the Trust.

AUTOMATIC INVESTMENT PLAN
(requires your request)

One easy way to pursue your financial goals is to invest money regularly. The Pilot Funds offers the Automatic Investment Plan--a convenient service that lets you transfer money from your bank account into your Fund account automatically, on a schedule of your choice.

At your option, your bank account will be debited in a particular amount that you have specified, and Fund shares will be automatically purchased at regular intervals. Your bank account must be a checking, NOW or bank money market account maintained at a domestic financial institution which is an Automated Clearing House member. Your institution must also permit automated withdrawals (which may be subject to a fee by that institution). A minimum initial investment of $100 is required for Automatic Investment Plans and the minimum amount required for subsequent investments is $100. The minimum amount required for subsequent investments as part of the Plan for employees of Boatmen's or its affiliates is $50.

The Automatic Investment Plan is one means by which you may use "DOLLAR COST AVERAGING" in making investments. Dollar Cost Averaging can be useful in investing in portfolios such as the Funds whose price per share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help you to reduce your average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be a good way to invest for retirement, a home, educational expenses and other long-term financial goals.

You may cancel your Automatic investments or change the amount of purchase at any time by mailing written notification to the Transfer Agent at The Pilot Funds, c/o BISYS Fund Services, Dept. L-1709, Columbus, OH 43260-1709. You may also implement the Dollar Cost Averaging method on your own initiative. The Pilot Funds may modify or terminate the Automatic Investment Plan at any time or charge a service fee, although no such fee currently is contemplated.

AUTOMATIC WITHDRAWAL PLAN
(requires your request)

The Pilot Funds offers a convenient way of withdrawing funds from your investment portfolio. You may request regular monthly, quarterly, semi-annual or annual withdrawals in any amount above $50 provided the particular Fund account you are withdrawing from has a minimum current balance of at least $5,000. The automatic withdrawal will be made on the first or fifteenth day of the month. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous for share classes that charge a sales charge. Use of the Plan may also be disadvantageous for Class B Shares during the first six years a share is held, due to the potential need to pay a contingent deferred sales charge.

FRONT-END SALES CHARGE REDUCTIONS

YOU MAY BE ENTITLED TO LOWER FRONT-END SALES CHARGES ON CLASS A SHARES OF THE FUNDS THROUGH RIGHT OF ACCUMULATION, STATEMENT OF INTENTION AND QUANTITY DISCOUNTS.

Right of Accumulation. When buying Class A Shares, your current aggregate investment determines the amount of any front-end sales charge that you pay. If your current aggregate investment in Class A Shares accumulates to $100,000 or beyond, the sales percentage charged to you on subsequent investments is decreased as shown in the Section entitled "Class A Shares: The Front-End Sales Charge Option". Your current aggregate investment is the accumulated combination of your immediate investment along with the shares that you beneficially own in any Fund on which you paid a front-end sales charge (including shares that carry no front-end sales charge but were obtained through an exchange and can be traced back to shares that were acquired with such a charge).

EXAMPLE

If you beneficially own Class A Shares of the Funds or shares of The Pilot Funds' money market funds that can be traced back to the purchase of shares carrying a front-end sales charge (or any combination of such shares) with an aggregate value of $90,000 and then buy Class A Shares of the Pilot Growth and Income Fund with a current value of $10,000, you would pay a front-end sales charge of 3.75% (the charge applicable to a $100,000 purchase) on your $10,000 purchase.

To qualify for a reduced front-end sales charge, you or your Service Organization must notify the Transfer Agent at the time of investment. The reduced sales charge is subject to confirmation of your holdings through a check of appropriate records.

Statement of Intention. This Statement provides the means for you to receive a reduced front-end sales charge on all of your investments in Class A Shares, whether they are made in one or more transactions. The Statement of Intention is your commitment to acquire an aggregate investment for $100,000 or more. You should read the Statement of Intention, which you can obtain by calling 800/71-PILOT, as you will be bound by its terms.

While signing a Statement of Intention does not bind you to purchase, or The Pilot Funds to sell, the full amount indicated at the front-end sales charge in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales charge.

When you sign a Statement of Intention, the Transfer Agent is authorized to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales load on the amount actually invested. After the terms of the Statement of Intention are fulfilled, the escrow will be released.

Within a 13-month period beginning up to 90 days prior to the date of its execution, the Class A Shares you purchase may be used as a credit toward the completion of the Statement of Intention. The investments you make during the period receive the discounted sales charge based on the full amount of your investment commitment. A shareholder may include the value of all Class A Pilot Funds shares on which a sales load has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made to reflect any reduced front-end sales charge applicable to shares purchased only during the 90-day period prior to the submission of your Statement of Intention.

If your aggregate investment exceeds the amount indicated in your Statement, an adjustment will be made to reflect any further reduced sales charge applicable to your excess investment. The adjustment will be in the form of additional Class A Shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

Quantity Discounts. As you can see by looking at the table in the Section entitled "Class A Shares: The Front-End Sales Charge Option", larger purchases in Class A Shares may result in lower front-end sales charges to you. If requested, purchases by you, your spouse and your minor children will be combined when computing the applicable front-end sales charge.

CROSS-REINVESTMENT PRIVILEGE

You may want to have your dividends received from a Fund automatically invested in shares of any other Fund or any of The Pilot Funds' other investment portfolios. Investments will be made at a price equal to the net asset value of the acquired shares next determined after receipt of the distribution proceeds by the Transfer Agent. No sales load will be charged on such investments. In order to qualify for the Cross-Reinvestment Privilege, the value of your account in the acquired fund must equal or exceed the acquired fund's minimum initial investment requirement. There are no subsequent investment requirements for amounts to which dividends are directed nor are service fees currently charged for effecting these transactions. The election to cross-reinvest dividends will not affect the tax treatment of such dividends, which will be treated as received by you and then used to purchase shares of the acquired fund.

REINSTATEMENT PRIVILEGE

If you are a Class A shareholder in a Fund, you may reinvest all or any portion of your redemption proceeds in Class A shares of any other Fund without paying a sales load. Shares so acquired will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment. If you wish to use this privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption and the shares redeemed must have been held for at least 30 days before the redemption. The reinstatement privilege may be exercised once annually by a Class A shareholder, except that there is no such limit as to the availability of this privilege in connection with transactions the sole purpose of which is to reinvest the proceeds at net asset value in a tax-sheltered retirement plan.

Generally, exercising the reinstatement privilege will not affect the character of any gain or loss realized on a redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules. Also in certain instances, shareholders may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. Consult your tax adviser for additional information.

DIVIDENDS AND DISTRIBUTIONS

Where do your dividends and distributions come from?

Dividends for each Fund are derived from its net investment income. Net investment income is made up of dividends received from the stocks they hold, as well as interest accrued on convertible securities, money market instruments and other debt obligations held in their portfolios.

The Funds realize capital gains when they sell a security for more than its cost. Each Fund may make distributions of its net realized capital gains, if any, after any reductions for capital loss carryforwards.

What are your dividend and distribution options?

Shareholders of record receive dividends and net capital gain distributions. You will automatically receive dividends and distributions in additional shares of the same share class of a Fund for which the dividend or distribution was declared, unless you specifically elect to receive payments in cash or elect the Cross-Reinvestment Privilege described above under "Shareholder Services". Your election and any subsequent change should be made in writing to: The Pilot Funds [name of Fund, including Class A or Class B Shares, as applicable], c/o BISYS Fund Services, Dept. L-1709, Columbus, OH 43260-1709.

Your election is effective for dividends and distributions with record dates after the date the Transfer Agent receives the election.

When are dividends and distributions declared and paid?

Dividends are declared monthly and paid monthly.

Net capital gain distributions for each of the Funds, if any, are distributed at least annually after any reductions for capital loss carryforwards.

The dividends and distributions paid by each Fund on its Class A and Class B Shares are calculated in the same manner, but because of the differing distribution expenses borne by the different share classes, the dividends on those classes are expected to differ.

DISTRIBUTION AND SERVICE
ARRANGEMENTS

The Pilot Funds has adopted Distribution Plans for its Class A and Class B
Shares.

UNDER THESE PLANS THE DISTRIBUTOR RECEIVES PAYMENTS FOR DISTRIBUTION AND SUPPORT SERVICES. The Distribution Plan for Class A Shares authorizes payments to the Distributor and Service Organizations for personal services provided to Class A shareholders and/or the maintenance of shareholder accounts. Payments under the Distribution Plan for Class B Shares will also be used to pay for sales commissions and other fees payable to the Distributor and to Service Organizations and other broker-dealers who sell Class B Shares, and may include interest on such amounts that are not initially repaid by The Pilot Funds.

PAYMENTS UNDER THE DISTRIBUTION PLAN FOR CLASS A SHARES MAY NOT EXCEED 0.25% (on an annual basis) of the average daily net asset value of the shares to which such Plan relates. If more money is due the Distributor than it can collect in any month because of this limitation, the unpaid amount may be carried forward until it can be paid. Similarly, if in any month the Distributor does not expend the entire amount to which it would otherwise be entitled, this amount may be used as a credit and drawn upon to permit the payment of expenses in the future. Neither of these amounts, however, is payable beyond the fiscal year in which they accrue.

DISTRIBUTION PAYMENTS UNDER THE DISTRIBUTION PLAN FOR CLASS B SHARES MAY NOT EXCEED 1.00% (on an annual basis) of the average daily net asset value of the Class B Shares. Not more than 0.25% of such value will be used to compensate Service Organizations for personal services provided to Class B shareholders and/or the maintenance of shareholder accounts. Not more than 0.75% of such value will be paid to the Distributor as reimbursement for commissions and transaction fees of up to 4.00% (which amount may change over time) of the net asset value per share of the Class B Shares purchased by clients of the Distributor, Service Organizations and other broker-dealers who sell such Shares as well as expenses related to other promotional and distribution activities. The distribution payments under this Plan have been structured to provide you the option of purchasing Fund shares without the need to pay a front-end sales charge. The purpose and function of the contingent deferred sales charge and distribution fee for Class B Shares is the same as the front-end sales charge and distribution fee for Class A Shares. In both cases the sales charge and distribution fee are used to pay and provide compensation for the distribution of Fund shares.

Actual distribution expenses paid by the Distributor with respect to Class B Shares for any given year may exceed the distribution fees and contingent deferred sales charges received with respect to those Shares. These excess expenses may be reimbursed by a Fund or its Class B shareholders out of contingent deferred sales charges and distribution payments in future years as long as the Distribution Plan for Class B Shares is in effect.

Distribution payments under the Plans are subject to the requirements of a rule under the Investment Company Act of 1940 known as Rule 12b-1. The distribution fee and any sales charge applicable to a particular class will not be used to assist the distribution of any other class.


From time to time the Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Shares of any of the Funds and other Funds of the Group. Compensation may include tickets to sporting and other entertainment events, gifts of merchandise, and financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Group, and/or other dealer-sponsored special events.

Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. The Distributor, at its expense, currently conducts an annual sales contest for dealers in connection with their sales of Shares of the Funds. Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

IF YOU ARE A CLIENT OF BOATMEN'S INVESTMENT SERVICES, INC. OR ANOTHER SERVICE ORGANIZATION, YOU SHOULD NOTE that they may charge you a separate fee for administrative services in connection with investments in Fund shares and may impose minimum customer account and other requirements. These fees and requirements would be in addition to those imposed by the Funds under the Plans or otherwise. If you are investing through Boatmen's Investment Services, Inc. or another Service Organization, please refer to their program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Boatmen's Investment Services, Inc. and the other Service Organizations have the responsibility of transmitting purchase orders and required funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Investors may note that federal banking laws currently limit the securities activities of banks. It is possible that a bank might be prohibited from acting as a Service Organization in the future. If this were to happen, the bank's shareholder clients would be permitted by the Funds to remain shareholders. The Funds' method of operations might, however, change and such shareholders might not be able to avail themselves of the services provided by their banks. No adverse financial consequences are expected to occur to these shareholders from any such event.

THE PILOT FAMILY OF FUNDS

The Pilot Funds was organized on July 15, 1982 as a Massachusetts business trust under the name Centerland Fund. On June 1, 1994, its name was changed to The Pilot Funds. The Pilot Funds is a mutual fund of the type known as an "open-end management investment company." A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. The Agreement and Declaration of Trust permits the Board of Trustees of The Pilot Funds to create separate series or portfolios of shares. To date, fourteen portfolios have been established. The Agreement and Declaration of Trust also permits the Board of Trustees to classify or reclassify any series or portfolio of shares into one or more classes. The Trustees have authorized the issuance of an unlimited number of shares in each of three share classes (Class A Shares, Class B Shares and Pilot Shares) in the Funds. Each Fund is classified as a diversified company. Information regarding The Pilot Funds' other portfolios may be obtained by contacting The Pilot Funds or the Distributor.

Class A and Class B Shares of the Funds are described in this prospectus. These Funds also offer Pilot Shares solely to Boatmen's and its affiliated banks, acting on behalf of themselves and their customers. Pilot Shares are sold without a front-end or contingent deferred sales charge to qualified shareholders. For more information on Pilot Shares, call 800/71-PILOT. Shares of each class bear their pro rata portion of all operating expenses paid by the Funds, except certain payments under the Funds' Distribution Plans applicable only to Class A or Class B Shares.

Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund.

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND PROPORTIONATE FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Shares of all the Pilot Fund portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Trustees. All shareholders of a particular Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement and fundamental investment policies. Only Class A shareholders, however, will vote on matters relating to the Distribution Plan for Class A Shares and only Class B shareholders will vote on matters relating to the Distribution Plan for Class B Shares.

THE PILOT FUNDS IS NOT REQUIRED TO AND DOES NOT CURRENTLY EXPECT TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS, ALTHOUGH SPECIAL MEETINGS MAY BE CALLED FOR PURPOSES SUCH AS ELECTING OR REMOVING TRUSTEES OR OTHER PURPOSES.

THE BUSINESS OF THE FUND

FUND MANAGEMENT

THE BUSINESS AFFAIRS OF THE PILOT FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

SERVICE PROVIDERS

Adviser: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's" or the "Adviser") manages the investment portfolio of each Fund, selecting the investments and making purchase and sale orders. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737.

Administrator: BISYS FUND SERVICES LIMITED PARTNERSHIP (referred to as "BISYS"), is responsible for coordinating the Fund's efforts and generally overseeing the operation of the Fund's business. BISYS' principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Distributor: Each Fund's shares are sold on a continuous basis by the Distributor, PILOT FUNDS DISTRIBUTORS, INC. (referred to as the "Distributor"), a registered broker-dealer and a wholly-owned subsidiary of Concord that is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Custodian: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's") is responsible for holding the investments purchased by each Fund. Boatmen's is located at 100
N. Broadway, St. Louis, Missouri 63178.

Transfer Agent: BISYS FUND SERVICES, INC. (referred to as the "Transfer Agent") is the transfer and dividend disbursing agent of the Funds. It maintains the account records of all shareholders and administers the distribution of all income earned as a result of investing in the Funds. The Transfer Agent is located at 3435 Stelzer Road, Columbus, OH 43219-3035.


MORE ABOUT BOATMEN'S. Founded in 1889, Boatmen's, a trust company organized under the laws of Missouri, provides a broad range of trust and investment services for individuals, privately and publicly held businesses, governmental units, pension and profit sharing plans and other institutions and organizations. As of September 30, 1996, Boatmen's and its affiliates managed nearly $83.2 billion in assets ($42.7 billion over which they had investment discretion and $40.5 billion over which they did not have investment discretion).


Boatmen's Bancshares, Inc., Boatmen's parent, is a registered bank holding company which owns substantially all of the outstanding capital stock of numerous commercial banks located in Arkansas, Illinois, Iowa, Kansas, Missouri, New Mexico, Oklahoma, Tennessee and Texas, a mortgage banking company, a credit life insurance company and a credit card bank.


On August 30, 1996, Bancshares and NationsBank Corporation ("NationsBank") announced that they have entered into an agreement pursuant to which Bancshares will merge into NationsBank. The proposed merger, which will take place in January 1997, is subject to a number of conditions, including approval by the appropriate regulatory authorities and by the shareholders of both Bancshares and NationsBank. When the proposed merger is consummated, Boatmen's will become a wholly owned subsidiary of NationsBank.


Boatmen's utilizes a team approach in managing each of the Equity Funds.


Randall L. Yoakum, a Chartered Financial Analyst, is the team member primarily responsible for managing the day-to-day investment operations of Pilot Growth and Income Fund. Mr. Yoakum is a Senior Vice President and Director of Equity and Balanced Portfolio Management with Boatmen's. Mr. Yoakum is responsible for overseeing all institutional equity and balanced portfolios. In addition to serving as a member of Boatmen's Investment Policy Committee, Mr. Yoakum manages the Value Plus collective fund and the Pilot Growth and Income mutual fund. Prior to joining Boatmen's Trust, he served most recently as a senior vice president and chief equity officer for Composite Research & Management. Mr. Yoakum has over a decade of investment experience, and he is presently a member of both the Association for

Investment Management and Research (AIMR) and the St. Louis Society of Financial Analysts. He has earned the Chartered Financial Analyst designation as well as a bachelor's degree in political science and finance from Pacific Lutheran University and an MBA from Arizona State University.

Mr. Michael E. Kenneally, a Chartered Financial Analyst, is a Senior Vice President and Director of Research for Boatmen's and is part of the team responsible for the day to day management of Pilot Growth and Pilot Small Capitalization Equity Funds' day to day investment activities. Mr. Kenneally currently oversees Boatmen's fundamental and quantitative research efforts as well as passive and quantitative investment management. His additional responsibilities include investment product development, international equity investment, and equity derivative strategies. Mr. Kenneally holds both a bachelor's degree in economics and an MBA in finance from the University of Missouri. He joined Boatmen's in 1983 as an equity analyst, later became a quantitative analyst, and subsequently worked as both a fixed-income portfolio manager and an equity portfolio manager. Mr. Kenneally is also a member of the Association for Investment Management and Research (AIMR) the St. Louis Society of Financial Analysts, the Chicago Quantitative Alliance, and the Society of Quantitative Analysts.


Mr. Daniel N. Ginsparg, Senior Portfolio Manager and Manager of Quantitative Research is part of the team responsible for the day to day management of Pilot Growth and Pilot Small Capitalization Equity Funds' investments activities. Mr. Ginsparg is responsible for quantitative research applications and is involved in the management of Boatmen's Small Capitalization Equity Fund. Mr. Ginsparg received both his bachelor's degree and MBA from the University of Missouri. He joined Boatmen's in 1989 and is a member of the Chicago Quantitative Alliance, the Society of Quantitative Analyses, and the St. Louis Society of Financial Analysts.



David W. Papendick, a Chartered Financial Analyst, is the team member primarily responsible for the day-to-day investment operations of Pilot Equity Income Fund. Mr. Papendick has been associated with Boatmen's since 1973 and is responsible for the management of pooled equity investment funds with current assets of over $360 million. He also oversees Boatmen's equity analyst training program and is a member of Boatmen's Investment Policy Committee. Prior to joining Boatmen's, Mr. Papendick was associated with two regional brokerage and investment management firms. Mr. Papendick earned his bachelor's degree from Washington University.



Pilot Equity Income Fund commenced operations on November 7, 1994 upon the transfer to it of a portion of the assets of a common trust fund of Boatmen's Trust Company (the "Commingled Fund") having corresponding investment objectives, policies and limitations. Pilot Equity Income Fund's portfolio of investments on November 7, 1994 was substantially the same as the portfolio of the Commingled Fund immediately prior to the transfer.



Because the Commingled Fund constitutes a "predecessor" of Pilot Equity Income Fund, Pilot Equity Income Fund calculates the performance for each of its classes for periods commencing prior to the transfer of Commingled Fund assets to it by including the Commingled Fund's total return adjusted to reflect the deduction of estimated fees and expenses applicable to that Class as stated in the expense table of Pilot Equity Income Fund's initial prospectus.



The quoted performance data includes the performance of the Commingled Fund for periods before Pilot Equity Income Fund's commencement of operations. The Commingled Fund has not been and is not currently registered under the 1940 Act or subject to the investment restrictions imposed by the 1940 Act. If the Commingled Fund had been registered under the 1940 Act, the Commingled Fund's performance might have been adversely affected.



THE PERFORMANCE INFORMATION SET FORTH BELOW REFLECTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF PILOT EQUITY INCOME FUND, OR ANY OF THE OTHER INVESTMENT PORTFOLIOS OF THE PILOT FUNDS. Performance will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



Average Annual Total Returns for various periods ended September 30, 1996.



                              1 YEAR
                                                 CLASS A    CLASS B
                                                 -------    -------
Pilot Equity Income Fund and its predecessor       9.50%      9.38%



                              5 YEARS
                                                 CLASS A    CLASS B
                                                 -------    -------
Pilot Equity Income Fund and its predecessor      12.80%     12.77%



                             10 YEARS
                                                 CLASS A    CLASS B
                                                 -------    -------
Pilot Equity Income Fund and its predecessor      10.81%     10.54%


The average annual total returns are calculated in conformity with Securities and Exchange Commission guidelines. In addition, these returns are adjusted to reflect the performance that the Commingled Fund would have experienced if operating expenses applicable to the Pilot Shares (as estimated at commencement of operations) had been incurred during the periods shown.

Although expected to be infrequent, Boatmen's may consider the amount of Fund shares sold by broker-dealers and others (including those who may be connected with Boatmen's) in allocating orders for purchases and sales of portfolio securities. This allocation may involve the payment of brokerage commissions or dealer concessions. Boatmen's will not engage in this practice unless the execution capability of and the amount received by such broker-dealer or other company is believed to be comparable to what another qualified firm could offer.

MORE ABOUT BISYS. BISYS Fund Services Limited Partnership ("BISYS") is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations. Under its Administration Agreement with the Fund, BISYS provides a wide range of such services to the Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating or providing for the calculation of the net asset values of Fund shares and dividends and capital gain distributions to shareholders, and performing other administrative functions necessary for the smooth operation of the Funds. Certain officers of The Pilot Funds, namely Messrs. Martin Dean, W. Eugene Spurbeck, George O. Martinez, William J. Tomko and Bruce Treff are also employees and/or officers of BISYS, the Distributor or an affiliate.

EXPENSES. In order to support the services described above, as well as other matters essential to the operation of the Funds, the Funds incur certain expenses. Expenses are paid out of a Fund's assets, and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to you or deducted from your account.

Boatmen's is entitled to advisory fees that are calculated daily and payable monthly at the annual rate of 0.75% of Pilot Growth and Income Fund's average daily net assets, 0.75% of Pilot Equity Income Fund's average daily net assets, 0.75% of Pilot Growth Fund's average daily net assets, and 1.00% of the Pilot Small Capitalization Equity Fund's average daily net assets. For the fiscal year ended August 31, 1996, The Funds paid advisory fees in the amount of 0.50%, 0.50% and 0.75% for Pilot Growth and Income Fund, Pilot Equity Income Fund, and Pilot Small Capitalization Equity Fund, respectively. Pilot Growth Fund commenced operations on October 21, 1996.


Additionally, BISYS is entitled to an administration fee from The Pilot Funds which is calculated based on the net assets of all of the investment portfolios of The Pilot Funds combined. Under the Administration Agreement, each Fund pays its pro-rata share of an annual fee to BISYS, computed daily and payable monthly, of .115 of 1% of The Pilot Funds' average net assets up to $1.5 billion, .110 of 1% of The Pilot Funds' average net assets on the next $1.5 billion and .1075 of 1% of The Pilot Funds' average net assets in excess of $3 billion.


Operating expenses borne by the Funds include taxes; interest; fees and expenses of trustees and officers who are not also officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, BISYS or any of their affiliates; Securities and Exchange Commission fees; state securities registration and qualification fees; advisory fees; administration fees; charges of the custodian and of the transfer and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; costs of shareholder reports and meetings; and any extraordinary expenses. Each Fund also pays any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of its portfolio securities.

FEE WAIVERS. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Boatmen's and the Funds' other service providers. However, as to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year end. These waivers and reimbursements would increase the yield to investors when made but would decrease yields if a Fund were required to reimburse a service provider.

TAX IMPLICATIONS

As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation.

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU.

FEDERAL TAXES. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (called the "Code"), meaning that to the extent a Fund's earnings are passed on to shareholders as required by the Code, the Fund itself generally will not be required to pay federal income taxes.

In order to so qualify, each Fund intends to pay as dividends at least 90% of its investment company taxable income. Investment company taxable income includes taxable interest, dividends, the excess of net short-term capital gain over net long-term capital loss, and gains attributable to market discount on taxable as well as tax-exempt securities. To the extent you receive such a dividend based on either investment company taxable income, you would treat that dividend as ordinary income in determining your gross income for tax purposes, whether you received it in the form of cash or additional shares. Unless you are exempt from federal income taxes, the dividends you receive from each Fund, will be taxable to you as ordinary income. Also, to the extent that a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction.

Any distribution you receive of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain, no matter how long you have held Fund shares. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss you might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution.

Before you purchase shares of a Fund, you should consider the effect of both dividends and capital gain distributions that are expected to be declared or that have been declared, but not yet paid. When a Fund makes these payments, its share price will be reduced by the amount of the payment, so that you will in effect have paid full price for the shares and then received a portion of your price back as a taxable distribution or dividend.

Any dividends declared by a Fund in October, November or December of a particular year and payable to shareholders during those months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, so long as the dividends are actually paid in January of the following year.

Shareholders in the Funds may realize a taxable gain or loss when redeeming, transferring or exchanging shares of a Fund, generally depending on the difference in the prices at which the shareholder purchased and sold the shares. This gain or loss will be long-term or short-term, generally depending on how long the shareholder held the shares.

Each Fund may be required to withhold federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Further information relating to tax consequences is contained in the Statement of Additional Information.

STATE AND LOCAL TAXES GENERALLY. Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes.

MEASURING PERFORMANCE

Performance information provides you with a method of measuring and monitoring your investments. Each Fund may quote its performance in advertisements or shareholder communications. The performance for each class of shares of a Fund is calculated separately from the performance of the Fund's other classes of shares.

Understanding performance measures:

TOTAL RETURN for each Fund may be calculated on an AVERAGE ANNUAL TOTAL RETURN basis or an AGGREGATE TOTAL RETURN basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

YIELDS for the Funds are calculated for a specified 30-day (or one-month) period by dividing the net income for the period by the maximum offering price on the last day of the period, and annualizing the result on a semi-annual basis. Net income used in yield calculations may be different than net income used for accounting purposes.

The Funds may provide quotes of total returns and yields WITHOUT REFLECTING A FRONT-END SALES CHARGE, which quotations will, of course, be higher than quotations that do reflect such a sales charge.

Performance comparisons:

The Funds may compare their yields and total returns to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

Total return and yield data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, as well as in publications of a local or regional nature, may be used for comparison.

The performance of the Funds may also be compared to data prepared by Lipper Analytical Services, Inc., Mutual

Fund Forecaster, Wiesenberger Investment Companies Services, Morningstar or CDA Investment Technologies, Inc., and total returns for these Funds may be compared to indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Lehman Brothers Bond Indexes, the Merrill Lynch Bond Indexes, the Wilshire 5000 Equity Indexes or the Consumer Price Index.


PERFORMANCE QUOTATIONS WILL FLUCTUATE, AND YOU SHOULD NOT CONSIDER QUOTATIONS TO BE REPRESENTATIVE OF FUTURE PERFORMANCE. YOU SHOULD ALSO REMEMBER THAT PERFORMANCE IS GENERALLY A FUNCTION OF THE KIND AND QUALITY OF INVESTMENTS HELD IN A PORTFOLIO, PORTFOLIO MATURITY, OPERATING EXPENSES AND MARKET CONDITIONS. FEES THAT BOATMEN'S INVESTMENT SERVICES, INC. OR ANOTHER SERVICE ORGANIZATION MAY CHARGE DIRECTLY TO ITS CUSTOMER ACCOUNTS IN CONNECTION WITH AN INVESTMENT IN THE FUNDS WILL NOT BE INCLUDED IN THE FUNDS' CALCULATIONS OF TOTAL RETURN AND YIELD.


INQUIRIES REGARDING THE FUNDS MAY BE DIRECTED TO THE DISTRIBUTOR AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219-3035.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUNDS INCORPORATED IN THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

PMC0103

     FINANCIAL


     DIRECTION                                     January 2, 1997


     [THE PILOT FUNDS LOGO]

                                                             PILOT INTERNATIONAL
                                                             EQUITY FUND


                                                             Pilot Shares


     The
    Pilot
      Funds
        PROSPECTUS ENCLOSED

                               TABLE OF CONTENTS


                                                                                                         PAGE
                                                                                                         ----
EXPENSE SUMMARY.......................................................................................      2

FINANCIAL HIGHLIGHTS..................................................................................      3

INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS.......................................................      5

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES...................................................      5
     U.S. Government Securities.......................................................................      5
     U.S. and Foreign Bank Obligations................................................................      5
     Forward Commitments and When-Issued Securities...................................................      5
     Common and Preferred Stocks......................................................................      6
     Convertible Securities...........................................................................      6
     Small Capitalization Companies...................................................................      6
     Foreign Securities...............................................................................      6
     Investing in Emerging Markets....................................................................      6
     American/European Depository Receipts............................................................      7
     Forward Foreign Currency Exchange Contracts......................................................      7
     Currency Swaps...................................................................................      7
     Repurchase Agreements............................................................................      7
     Lending of Portfolio Securities..................................................................      8
     Options Transactions.............................................................................      8
     Futures Contracts and Options on Futures Contracts...............................................      8
     Other Information................................................................................      9

INVESTMENT LIMITATIONS................................................................................      9

INVESTING IN THE PILOT FUNDS..........................................................................      9

HOW TO BUY SHARES.....................................................................................      9

HOW TO SELL SHARES....................................................................................     10
     Payment of Redemption Proceeds and Dividends.....................................................     11

EXCHANGE PRIVILEGE....................................................................................     11

DIVIDENDS AND DISTRIBUTIONS...........................................................................     11
     Where do your dividends and distributions come from?.............................................     11
     How are dividends and distributions declared and paid?...........................................     12
     When are dividends and distributions declared and paid?..........................................     12

THE PILOT FAMILY OF FUNDS.............................................................................     12

THE BUSINESS OF THE FUND..............................................................................     12

FUND MANAGEMENT.......................................................................................     12

TAX IMPLICATIONS......................................................................................     14

MEASURING PERFORMANCE.................................................................................     15

                                THE PILOT FUNDS

                             [THE PILOT FUNDS LOGO]

                          PROSPECTUS FOR PILOT SHARES


                                       OF


                         PILOT INTERNATIONAL EQUITY FUND


January 2, 1997

--------------------------------------------------------------------------------


The Pilot Funds is an open-end, management investment company (a "mutual fund") consisting of multiple portfolios. This prospectus relates solely to the offering of shares of Pilot International Equity Fund, formerly known as the Pilot Kleinwort Benson International Equity Fund (the "Fund"). Boatmen's Trust Company ("Boatmen's") serves as the Fund's investment adviser. Kleinwort Benson Investment Management Americas Inc. ("Kleinwort Benson") serves as the Fund's investment manager. Pilot Funds Distributors, Inc. serves as the Fund's distributor, and its affiliate, BISYS Fund Services Limited Partnership, serves as the Fund's administrator.



The investment objective of the Fund is to provide long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin. The Fund may invest up to 35% of its total assets in issuers domiciled in developing countries. This Prospectus describes Pilot Shares of Pilot International Equity Fund.


FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BOATMEN'S TRUST COMPANY OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE AMOUNT OF DIVIDENDS PAID BY THE FUND WILL VARY. BOATMEN'S TRUST COMPANY SERVES AS INVESTMENT ADVISER TO THE FUND, IS PAID A FEE FOR ITS SERVICES, AND IS NOT AFFILIATED WITH PILOT FUNDS DISTRIBUTORS, INC., THE FUND'S DISTRIBUTOR.

THIS PROSPECTUS DESCRIBES CONCISELY THE INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.


MORE INFORMATION ABOUT THE FUND IS CONTAINED IN A STATEMENT OF ADDITIONAL INFORMATION THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE STATEMENT OF ADDITIONAL INFORMATION CAN BE OBTAINED FREE UPON REQUEST BY CALLING 800/71-PILOT, BY CALLING YOUR INSTITUTION OR BY WRITING PILOT FUNDS DISTRIBUTORS, INC., 3435 STELZER ROAD, COLUMBUS, OHIO 43219-3035. THE STATEMENT OF ADDITIONAL INFORMATION, AS IT MAY BE REVISED FROM TIME TO TIME, IS DATED JANUARY 2, 1997 AND IS INCORPORATED BY REFERENCE INTO (CONSIDERED A PART OF) THE PROSPECTUS.


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                              EXPENSE SUMMARY (1)

SHAREHOLDER TRANSACTION EXPENSES are charges you pay directly when buying or selling shares of the Fund.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.

Below is information regarding the Fund's shareholder transaction expenses and the operating expenses which the Fund expects to incur during the next twelve months on its Pilot Shares. Examples based on this information are also provided.

                                PILOT SHARES (2)

                        SHAREHOLDER TRANSACTION EXPENSES

                                                                                                PILOT INTERNATIONAL
                                                                                                    EQUITY FUND
                                                                                                -------------------
Maximum Sales Load Imposed on Purchases......................................................           None
Maximum Sales Load Imposed on Reinvested Dividends...........................................           None
Redemption Fees..............................................................................           None
Exchange Fees................................................................................           None

                         ANNUAL FUND OPERATING EXPENSES
                    (As a percentage of average net assets)

Management Fees..............................................................................           0.80%
Other Expenses...............................................................................           0.28%
                                                                                                       -----
     Total Operating Expenses................................................................           1.08%
                                                                                                =============

Example of Expenses (2)

You would pay the following Fund expenses on a hypothetical $1,000 investment, assuming a 5% annual return and redemption at the end of each time period. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY VARY DEPENDING UPON A VARIETY OF FACTORS, INCLUDING THE ACTUAL PERFORMANCE OF THE FUND, WHICH MAY BE GREATER OR LESS THAN 5%.

        One Year..............................................................................   $  11
        Three Years...........................................................................   $  34
        Five Years............................................................................   $  60
        Ten Years.............................................................................   $ 132

---------------

Notes:

(1) The purpose of this Table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

(2) The information set forth in the Table and Example relates only to Pilot Shares of the Fund. Class A and Class B Shares of the Fund are subject to different fees and expenses. See "The Pilot Family of Funds". Class A Shares pay a distribution fee of up to .25 of 1% of average daily net assets and are subject to a front-end sales load of up to 4.5% of the offering price. Class B Shares pay a distribution fee of up to 1% of average daily net assets and are subject to a contingent deferred sales charge. All other Fund expenses related to Class A and Class B Shares are the same as for Pilot Shares.

                        PILOT INTERNATIONAL EQUITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following data with respect to a Share of Pilot International Equity Fund, formerly known as the Pilot Kleinwort Benson International Equity Fund, outstanding during the period ended August 31, 1996 has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference and attached to the Statement of Additional Information, and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information. The annual report to shareholders for the Fund also contains performance information and is available upon request and without charge by writing to the address on the front of this Prospectus. Prior to a tax-free reorganization effective July 12, 1993, Pilot Kleinwort Benson International Equity Fund was a separate portfolio of Kleinwort Benson Investment Strategies and known as the Kleinwort Benson International Equity Fund. The following financial highlights also present historical information of the Kleinwort Benson International Equity Fund prior to July 12, 1993. The Kleinwort Benson International Equity Fund was advised solely by Kleinwort Benson Investment Management Americas Inc., formerly Kleinwort Benson International Investment Limited for those periods.



The following data with respect to a Share of Kleinwort Benson International Equity Fund of Kleinwort Benson Investment Strategies outstanding for each of the six years in the period ended December 31, 1992 have been audited by Ernst & Young LLP, independent auditors, as indicated in their report incorporated by reference and attached to the Statement of Additional Information, and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information.



The Pilot Shares were first issued by Pilot Kleinwort Benson International Equity Fund during July, 1993. Accordingly, there are no financial highlights with respect to the Fund for such shares for periods prior to such dates. The financial highlights presented below for periods prior to July 12, 1993 represent historical information for shares of the Kleinwort Benson International Equity Fund which became Pilot Administration Shares pursuant to a tax-free reorganization effected on July 12, 1993. Effective August 21, 1995 the Administration Shares were redesignated as the Class A Shares of the Fund.

--------------------------------------------------------------------------------

                        PILOT INTERNATIONAL EQUITY FUND
                            ------------------------

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF
                             THE PERIODS INDICATED

                                                                      INCOME FROM INVESTMENT OPERATIONS
                                                   ------------------------------------------------------------------------
                                                                                                 NET REALIZED
                                                                                                     AND
                                                                                                  UNREALIZED       TOTAL
                                                                               NET REALIZED      GAIN (LOSS)       INCOME
                                                   NET ASSET       NET        AND UNREALIZED      ON FOREIGN       (LOSS)
                                                   VALUE AT     INVESTMENT    GAIN (LOSS) ON       CURRENCY         FROM
                                                   BEGINNING      INCOME        INVESTMENT         RELATED       INVESTMENT
                                                   OF PERIOD      (LOSS)      TRANSACTIONS(c)    TRANSACTIONS    OPERATIONS
                                                   ---------    ----------    ---------------    ------------    ----------
FOR THE YEAR ENDED AUGUST 31,
-----------------------------
1996--Pilot Shares..............................    $ 16.24       $ 0.18          $  1.61           $(0.13)        $ 1.66
1996--Class A Shares............................      16.14         0.04             1.69            (0.12)          1.61
1996--Class B Shares(k).........................      17.54           --            (0.65)            0.15          (0.50)
1995--Pilot Shares..............................      16.34         0.13 (i)        (0.22)(i)         0.39 (i)       0.30
1995--Class A Shares(j).........................      16.29         0.08 (i)        (0.22)(i)         0.39 (i)       0.25
1994--Pilot Shares..............................      14.14         0.11 (i)         1.65 (i)         0.59 (i)       2.35
1994--Administration Shares.....................      14.13         0.07 (i)         1.65 (i)         0.59 (i)       2.31

FOR THE EIGHT MONTHS ENDED AUGUST 31,
-------------------------------------
1993--Pilot Shares(d)...........................      13.15        (0.01)(i)         1.10 (i)        (0.10)(i)       0.99
1993--Administration Shares(a)(b)...............      11.85         0.02 (i)         2.51 (i)        (0.25)(i)       2.28

FOR THE YEARS ENDED DECEMBER 31,(a)(b)
--------------------------------------
1992--Administration Shares.....................      12.29         0.04 (i)        (0.46)(i)           --          (0.42)
1991--Administration Shares.....................      12.65         0.06             1.36               --           1.42
1990--Administration Shares.....................      15.58         0.12            (2.40)              --          (2.28)
1989--Administration Shares.....................      14.66         0.07             3.22               --           3.29
1988--Administration Shares.....................      13.21        (0.01)            2.73               --           2.72
1987--Administration Shares.....................      22.92           --             2.11               --           2.11


                                                                NET REALIZED
                                                                  GAIN ON
                                                                INVESTMENTS        NET
                                                                    AND           ASSET
                                                                  FOREIGN         VALUE
                                                     NET          CURRENCY         AT                      PORTFOLIO
                                                  INVESTMENT      RELATED        END OF       TOTAL        TURNOVER
                                                    INCOME      TRANSACTIONS     PERIOD     RETURN(e)       RATE
                                                  ----------    ------------     -------    ---------      ------
FOR THE YEAR ENDED AUGUST 31,
-----------------------------
1996--Pilot Shares..............................    $(0.46)       $  (0.39)     .$17.05        10.64%      22.31%
1996--Class A Shares............................     (0.46)          (0.39)     . 16.90        10.40       22.31
1996--Class B Shares(k).........................        --              --      . 17.04        (2.85)      22.31
1995--Pilot Shares..............................     (0.11)          (0.29)     . 16.24         2.08       35.91
1995--Class A Shares(j).........................     (0.11)          (0.29)     . 16.14         1.77       35.91
1994--Pilot Shares..............................        --           (0.15)     . 16.34        16.75       35.40
1994--Administration Shares.....................        --           (0.15)     . 16.29        16.48       35.40

FOR THE EIGHT MONTHS ENDED AUGUST 31,
-------------------------------------
1993--Pilot Shares(d)...........................        --              --      . 14.14         7.53 (f)   26.65 (f)(h)
1993--Administration Shares(a)(b)...............        --              --      . 14.13        19.24 (f)   26.65 (f)(h)

FOR THE YEARS ENDED DECEMBER 31,(a)(b)
--------------------------------------
1992--Administration Shares.....................     (0.02)             --      . 11.85        (3.42)      58.55
1991--Administration Shares.....................     (0.08)          (1.70)     . 12.29        11.81       51.88
1990--Administration Shares.....................     (0.14)          (0.51)     . 12.65       (14.77)      52.00
1989--Administration Shares.....................     (0.22)          (2.15)     . 15.58        22.99       61.54
1988--Administration Shares.....................        --           (1.27)     . 14.66        21.03       54.84
1987--Administration Shares.....................        --          (11.82)     . 13.21         9.28       58.98


                                                            RATIO OF
                                                              NET
                                              RATIO OF     INVESTMENT
                                              EXPENSES       INCOME      NET ASSETS
                                             TO AVERAGE      (LOSS)      AT END OF        AVERAGE
                                                NET        TO AVERAGE      PERIOD        COMMISSION
                                               ASSETS      NET ASSETS    (IN 000'S)       RATE(l)
                                               --------    ----------    ----------      ----------
FOR THE YEAR ENDED AUGUST 31,
-----------------------------
1996--Pilot Shares............................. 1.08%          0.69%      $579,019        $ 0.0160
1996--Class A Shares........................... 1.32           0.48         26,730          0.0160
1996--Class B Shares(k)........................ 2.06 (g)      (0.32)(g)        184          0.0160
1995--Pilot Shares............................. 1.18           0.82        363,212
1995--Class A Shares(j)........................ 1.42           0.50         27,625
1994--Pilot Shares............................. 1.12           0.75        307,561
1994--Administration Shares.................... 1.37           0.48         44,990

FOR THE EIGHT MONTHS ENDED AUGUST 31,
-------------------------------------
1993--Pilot Shares(d).......................... 1.31 (g)      (0.56)(g)    195,548
1993--Administration Shares(a)(b).............. 2.17 (g)       0.25 (g)     55,816

FOR THE YEARS ENDED DECEMBER 31,(a)(b)
--------------------------------------
1992--Administration Shares.................... 1.78           0.35         56,358
1991--Administration Shares.................... 1.79           0.45         65,939
1990--Administration Shares.................... 1.82           0.76         72,007
1989--Administration Shares.................... 2.00           0.39         80,224
1988--Administration Shares.................... 2.31          (0.07)        59,864
1987--Administration Shares.................... 1.72           0.01         53,800


------------

(a)   Prior to a tax-free reorganization into Pilot Administration shares effective July 12, 1993, the Pilot Kleinwort Benson
      International Equity Portfolio was a separate
(b)   Prior to July 12, 1993, the Pilot Administration shares were not subjected to an Administration plan.
(c)   For years preceding the fiscal year ended August 31, 1993, net realized and unrealized gain (losses) from foreign currency related transactions were included in net realized and unrealized gain (losses) on investment transactions. Effective
      January 1, 1993, realized and unrealized gain (losses) from Foreign currency related transactions are disclosed separately from net realized and unrealized gain (losses) on investment transactions.
(d)   Pilot shares were initially issued on July 26, 1993.
(e)   Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken for the Pilot Administration shares.
(f)   Not annualized.
(g)   Annualized.
(h)   Calculated on a portfolio-wide level and excludes the transfer of assets effective on August 6, 1993.
(i)   Calculated based on the average shares outstanding methodology.
(j)   Effective August 21, 1995 the Administration Class Shares were redesignated as the Class A Shares.
(k)   Class B Shares were initially issued during July, 1996.
(l)   Represents the total dollar amount of commissions paid on security transactions, for the time period of May 4, 1996 to
      August 31, 1996, divided by total number of security shares purchased and sold for which commissions were charged.
      Disclosure is not required for prior periods.

Pilot International Equity Fund uses a variety of different investments and investment techniques in seeking to achieve the Fund's investment objective. The Fund does not use all of the investments and investment techniques described in the following sections. The Fund is not designed to be a complete investment program but can be appropriate as part of a complete investment strategy. You should consider whether the Fund meets your investment goal. Although the Fund attempts to attain its investment objective, there can be no assurance it will be successful.


SHAREHOLDER APPROVAL IS NOT REQUIRED TO CHANGE THE INVESTMENT OBJECTIVE OF THE FUND. HOWEVER, SHAREHOLDERS WILL BE GIVEN AT LEAST 30 DAYS' PRIOR WRITTEN NOTICE IN THE EVENT OF A CHANGE IN THE FUND'S OBJECTIVE. UNLESS OTHERWISE STATED, EACH INVESTMENT POLICY DESCRIBED BELOW MAY BE CHANGED AT ANY TIME BY THE PILOT FUNDS' BOARD OF TRUSTEES WITHOUT SHAREHOLDER APPROVAL.


INVESTMENT OBJECTIVES, POLICIES AND

RISK FACTORS


The investment objective of the Fund is to provide long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin. Under normal circumstances, the Fund will invest at least 65% of its total assets in foreign equity securities listed on major exchanges, consisting of common stocks, preferred stocks, and securities convertible into common or preferred stocks, such as warrants, rights and convertible debt. The Fund may purchase the stock of small and large capitalization companies.


The Fund may invest up to 35% of its total assets in securities of issuers domiciled in developing countries. These countries are generally located in Eastern Europe, the Asia-Pacific region, Latin and South America, Africa and, subject to approval by the Board of Trustees, Russia and the Middle East. Debt securities, if any, purchased by the Fund will be rated in the top two categories by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by Kleinwort Benson to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt and equity securities of U.S. issuers. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, foreign governments and international organizations (such as the International Bank for Reconstruction and Development (the "World Bank")), including money market instruments.

Investments and investment techniques in which the Fund may invest include common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending and repurchase agreements. These and other securities in which the Fund may invest are further described below.

DESCRIPTION OF SECURITIES AND INVESTMENT
TECHNIQUES

--U.S. Government Securities. The Fund may purchase obligations of the U.S. Government. These obligations are issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities"). Some U.S. Government securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, are supported by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will continue to provide financial support to U.S. Government agencies, authorities or instrumentalities.

--U.S. and Foreign Bank Obligations. The Fund may invest in domestic bank obligations of banks that have total assets in excess of $1 billion and are subject to U.S. Government regulation, and in certificates of deposit issued by Federal Deposit Insurance Corporation (FDIC) members that have total assets less than $1 billion, provided that the principal amounts of such certificates are fully covered by FDIC insurance. The Fund may invest in U.S. dollar-denominated foreign bank obligations of foreign banks that have total assets in excess of $10 billion, are among the 75 largest foreign banks in total assets, have branches or agencies in the U.S. and meet other criteria established by the Fund's Trustees. The Fund may also invest in other bank obligations.


--Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account with the Funds' custodian or subcustodian until the settlement date, liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased decreases prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if Boatmen's, or Kleinwort Benson, deems it appropriate to do so and such disposition may give rise to a capital gain and loss.

--Common and Preferred Stocks. Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity and are generally preferred over common stocks with respect to dividends and in liquidation.

--Convertible Securities. The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they may be converted. All convertible securities purchased by the Fund will be rated in the top two categories by an NRSRO or, if unrated, determined by Kleinwort Benson to be of comparable quality. Convertible securities (which may be current or zero coupon securities) are bonds, notes, debentures, preferred stocks or other securities which may be converted or exchanged at a stated or determinable exchange ratio into shares of common stock. Prior to their conversion, convertible securities have general characteristics similar to non-convertible securities. While convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality, they may reflect changes in the value of the underlying common stock. Convertible securities generally entail less credit risk than the issuer's common stock because they rank senior to common stock.

--Small Capitalization Companies. The Fund may invest in smaller, lesser-known companies which Kleinwort Benson believes offer greater growth potential than larger, more mature, better-known firms. Investing in the securities of such companies, however, may also involve greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

--Foreign Securities. The Fund may invest in foreign securities which are denominated in foreign currencies. Investment in foreign securities may present a greater degree of risk than investment in domestic securities because of less publicly-available financial and other information, less securities regulation, different accounting standards, lower trading volume and market volatility, difficulties in enforcing obligations, potential imposition of foreign withholding and other taxes (including withholding on dividends or interest paid to the Fund), war, expropriation or other adverse governmental or economic actions. Furthermore, the settlement period of securities transactions may be longer in foreign markets than in domestic markets, delivery of securities without payment therefor may be required and transactions may involve non-negotiable brokerage commissions. Purchases of foreign securities by the Fund will usually be made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, the Fund's performance may be favorably or unfavorably affected by changes in exchange rates or exchange rate controls, which may include suspension of the ability to transfer currency from a given country. These risks generally are of greater concern in developing countries.

The Fund may acquire U.S. dollar denominated obligations of the World Bank. Obligations of the World Bank are supported by subscribed but unpaid commitments of its member countries; there is no assurance that these commitments will be fulfilled in the future.

--Investing in Emerging Markets. The Fund may also invest up to 35% of its total assets in one or more countries with emerging economies. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America, Africa and, subject to approval by the Board of Trustees, Russia and the Middle East. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investment in such countries illiquid and more volatile than investments in most other non-major U.S. markets, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value of prospects of an investment in such issuers.

--American/European Depository Receipts. The Fund may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs and EDRs may not entitle the Fund to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs or EDRs. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs also involve certain risks of other investments in foreign securities.


--Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") for hedging and to seek to increase total return and to purchase or sell currency in connection with purchases and sales of foreign securities. A forward contract is individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. A forward contract may be for a single price or for a range of prices. The Fund may be required to segregate liquid assets, to cover forward contracts that require it to purchase foreign currency.


The purpose of entering into these contracts is to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. At the same time, such contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. When Kleinwort Benson believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one ("cross-hedging"). The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than that performance it would have had had it not engaged in forward contracts.

--Currency Swaps. The Fund may enter into currency swaps for hedging purposes and to seek to increase total return. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Kleinwort Benson is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would be if this investment technique were not used.

--Repurchase Agreements. The Fund may enter into repurchase agreements with banks and selected broker-dealers. A repurchase agreement is an agreement under which the Fund purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. The repurchase price will exceed the original purchase price, the difference being income to the Fund, and will be unrelated to the interest rate on the purchased securities. The Fund's custodian or subcustodian will maintain custody of the purchased securities for the duration of the agreement. The value of the purchased securities, including accrued interest, will at all times exceed the value of the repurchase agreement. In the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.


--Other Investment Companies. The Fund may invest in the securities of other mutual funds that invest in the particular instruments in which the Fund itself may invest subject to requirements of applicable securities laws. The Trust, on behalf of each of the Funds, has obtained relief from the SEC to permit the Fund to invest any uninvested cash reserves in an amount not to exceed 25% of its total assets in affiliated money market funds. When the Fund invests in another mutual fund, it pays a pro rata portion of the advisory and other expenses of that fund as a shareholder of that fund. These expenses are in addition to the advisory and other expenses the Fund pays in connection with its own operations. The Adviser may waive its advisory fee on that portion of the Fund's assets which are invested in the securities of affiliated money market funds managed by the Adviser or any of its affiliates.


--Lending of Portfolio Securities. The Fund may seek to increase its total return by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, U.S. Government securities or other high grade liquid debt obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by Boatmen's or Kleinwort Benson to be of good standing, and when, in the judgment of Boatmen's or Kleinwort Benson, the consideration which may be earned currently from securities loans of this type justifies the attendant risk. If securities loans are made, it is intended that the value of the securities loaned would not exceed 30% of the value of the total assets of the Fund.

--Options Transactions. The Fund may purchase and sell (write) call and put options on securities. Such options are agreements by the Fund in exchange for a premium to sell or purchase securities at a specified price if the option is exercised on or before a set date. Put options on securities will be written only when the underlying securities are ones which the Fund could otherwise purchase. Risks associated with writing covered options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. Call options will be sold (written) only when the underlying securities are ones which the Fund holds.

The Fund may purchase and sell (write) call and put options on securities to hedge against the risk of unfavorable price movements adversely affecting the value of the securities the Fund holds or intends to buy.

The Fund may also purchase and sell (write) call and put options on securities indexes to hedge against the risk of unfavorable price movements in securities. Options on securities indexes are similar to options on securities except that the holder of an option on an index has the right, in return for the premium paid, to buy from (in the case of a call) or sell (in the case of a put) the writer of the option the cash value of the index (rather than the security underlying the option) at a specified exercise price at any time during the term of the option.

The Fund may also purchase and sell options on currencies to seek to increase total return and to protect against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

The Fund is required to segregate liquid assets in an amount equal to the value of its obligations unless offsetting positions are maintained.

--Futures Contracts and Options on Futures Contracts. For bona fide hedging or other permissible risk management purposes, such as protecting the price or interest rate of a security it holds or intends to buy, the Fund may enter into futures contracts on securities and securities indexes and may purchase and sell (write) call and put options on these futures contracts. The Fund may also enter into futures contracts on currencies and may enter into futures contracts and related options for purposes of seeking to increase total return, consistent with the regulations of the Commodities Futures Trading Commission.

Hedging and other risk-management transactions are undertaken to reduce or eliminate any of several kinds of price fluctuation risk. For example, put options on securities futures might be purchased to protect against declines in the market values of debt securities occasioned by higher interest rates and securities-index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Currency futures might be sold to protect against declines in the value of currencies in which portfolio securities are denominated. If these hedging transactions are successful, the futures or options positions taken by the Fund will rise in value by an amount which approximately offsets the decline in the value of the portion of a portfolio that is being hedged. Such decline in value might be caused by a decline in the market value of portfolio securities.

The Fund may lose the expected benefit of futures transactions if securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance for the Fund than the performance it would have had had it not entered into any futures transactions. In addition, changes in the value of the Fund's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. This could limit the Fund's ability to hedge effectively against interest rate or market risk or both and give rise to additional risks. There is no assurance of market liquidity for purposes of closing out positions in futures contracts and options on futures contracts; if such positions cannot be closed, the Fund may incur losses in excess of its initial margin deposits.


The Fund will incur brokerage costs and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and options thereon. In addition, the Fund may be required to segregate liquid assets in an amount equal to the value of the instruments underlying futures contracts and options thereon.


--Other Information. The Funds have adopted certain procedures under the 1940 Act which enable the Fund to purchase certain instruments during the existence of an underwriting or selling syndicate of which The Boatmen's National Bank of St. Louis or Kleinwort Benson is a member relating to the instruments. These procedures establish, among other things, certain limitations on the amount of securities which may be purchased in any single offering and on the amount of the Fund's assets which may be invested in any single offering. Accordingly, in view of such entities' active role in the underwriting of securities, the Fund's ability to purchase securities in the primary market may from time to time be limited.

The Fund changes its portfolio securities for investment consideration and not for trading purposes.

INVESTMENT LIMITATIONS

Certain of the investment policies of the Fund may not be changed without a vote of holders of a majority of the Fund's outstanding shares. Policies requiring such a vote to effect a change are known as "fundamental". Some of the fundamental limitations are summarized below, and all of the Fund's fundamental limitations are set out in greater detail in the Statement of Additional Information, which is available upon request.

1. The Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain limited exceptions described in the Statement of Additional Information). For purposes of this restriction, foreign governments are considered to be separate industries.

2. The Fund may not invest (with certain limited exceptions, including U.S. Government obligations, as described in the Statement of Additional Information) more than 5% of the value of the Fund's total assets in the securities of a single issuer, except that up to 25% of the Fund's total assets can be invested without regard to such 5% limitation (such 5% limitation shall not apply to repurchase agreements collateralized by U.S. Government securities).

3. The Fund may not borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Fund's total assets or from banks or in connection with reverse repurchase agreements provided that immediately after such borrowing, all borrowings of the Fund do not exceed one-third of the Fund's total assets and no purchases of portfolio instruments will be made while such Fund has borrowings outstanding in an amount exceeding 5% of its total assets.

4. The Fund may not make loans, except to the extent that the lending of portfolio securities and purchase of debt obligations in accordance with the Fund's investment objective and policies and the entry into repurchase agreements with banks, brokers, dealers and other financial institutions may be deemed to be loans.

The Fund has no current intention (which may be changed without shareholder approval) of purchasing restricted securities, except those securities which can be offered and sold to "qualified institutional buyers" pursuant to Rule 144A and which the Funds' Trustees determine are traded in a liquid market. The Fund may invest up to 15% of the value of its net assets in illiquid securities, including restricted securities. Risks associated with investing in restricted securities include the risk that the lack of an active secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of a security that the Fund seeks to sell. Issuers whose securities are publicly traded are also not subject to the same disclosure and other legal requirements as are applicable to issuers with publicly traded securities.

INVESTING IN THE PILOT FUNDS

HOW TO BUY SHARES

Pilot Shares are sold on a continuous basis by Pilot Funds Distributors, Inc. (the "Distributor").

Pilot Shares are sold exclusively to customers of Boatmen's Trust Company (referred to as "Boatmen's" or the "Adviser"), affiliates (Boatmen's and such affiliates being sometimes referred to herein individually as an "Institution" and collectively as "Institutions") acting on behalf of themselves or their customers who maintain qualified trust, agency or custodial accounts ("Customers") and certain other participating banks and institutions. Customers may include individuals, trusts, partnerships, institutions and corporations. All share purchases are effected through a

Customer's account at an Institution through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to the Institution involved. Institutions (or their nominees) will normally be the holders of record of Pilot Shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Fund will be governed by the Customers' account agreements with the Institutions.

Pilot Shares are sold at the net asset value per share next determined after receipt of a purchase order from an Institution by the Fund's transfer agent. Institutions may charge their Customers certain account fees depending on the type of account a Customer has established with the Institution. These fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Information concerning these charges should be obtained from the Institutions before a customer authorizes the purchase of Fund shares, and this Prospectus should be read in conjunction with any information so obtained.

If, by 3:00 p.m., Central time, a purchase order is received by Boatmen's, the price per Share will be based on the net asset value computed on the Business Day the purchase order is received. Payment will be effected by wiring Federal Funds to the Custodian. Boatmen's has undertaken to arrange for the timely transmittal of purchase orders to the Transfer Agent and of Federal Funds to the Custodian. Purchases are made through a customer's account at Boatmen's or its affiliate, as directed by the customer in an application form executed prior to the customer's first purchase of Pilot Shares, except in the case of purchases by a fiduciary account where purchases of Pilot Shares of a Fund are made as directed by Boatmen's or an affiliate.

Pilot Shares are sold without a sales load. A salesperson and any other person entitled to receive compensation for selling Class A or Class B Shares of the Fund may receive different compensation.

As used in this prospectus, the term "Business Day" refers to those days when the New York Stock Exchange is open for business, which is Monday through Friday except for holidays (scheduled Exchange holidays for 1997 are New Years Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). On those days when the Exchange closes early as a result of such day being a partial holiday or otherwise, the right is reserved to advance the time on that day by which purchase and redemption requests must be received.

It is the responsibility of Institutions to transmit orders for purchases by their Customers promptly to the Funds in accordance with their agreements with their Customers, and to deliver required investments on a timely basis. If Federal Funds are not received within the period described, the order will be canceled, notice will be given, and the Institution will be responsible for any loss to The Pilot Funds or its beneficial shareholders. Payments for shares of a Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund. For further information see the Statement of Additional Information.

Purchase orders must include the purchasing Institution's tax identification number. The Pilot Funds reserves the right to reject any purchase order including exchanges for any reason or to waive the minimum initial investment requirement. The Pilot Funds also reserve the right to establish a minimum initial and/or subsequent investment requirement and to change that requirement with respect to any person or class of persons. Payment for orders which are not received or accepted will be returned after prompt notice. The issuance of shares is recorded in the shareholder records of the Funds, and share certificates will not be issued.

Explanation of Sales Price

Pilot Shares of the Fund are sold at net asset value. NET ASSET VALUE PER SHARE is determined on each Business Day (as defined above) at 3:00 p.m., Central time, with respect to the Fund by adding the value of a Fund's investments, cash, and other assets attributable to its Pilot Shares, subtracting the Fund's liabilities attributable to those shares, and then dividing the result by the number of Pilot Shares in the Fund that are outstanding. Portfolio securities are valued based on market quotations or, if quotations are not readily available, at fair value as determined in good faith under procedures adopted by The Pilot Funds' Board of Trustees.

HOW TO SELL SHARES

Redemption orders are effected at the net asset value per share next determined after receipt of the order from an Institution by The Fund's transfer agent. The Pilot Funds imposes no charges when Pilot Shares are redeemed. Institutions may charge fees to their Customers for their services in connection with the instructions and limitations pertaining to the account at the Institution.

The Funds may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the Investment Company Act of 1940.

The Pilot Funds intends to pay cash for all shares redeemed, but in unusual circumstances may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price if it appears appropriate to do so in light of The Pilot Funds' responsibilities under the Investment Company Act of 1940. See the Statement of Additional Information ("Redemptions"). In those cases, an investor may incur brokerage costs in converting securities to cash.


Shares of the Fund are also redeemable at the unilateral option of The Pilot Funds if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to shareholders. The Funds, however, assume no responsibility to compel such redemptions.


It is the responsibility of the Institutions to provide their customers with statements of account with respect to transactions made for their accounts at the Institutions.

Share balances may be redeemed pursuant to arrangements between Institutions and their Customers. Redemptions of Pilot Shares of a Fund may be made in accordance with the application form executed prior to the Customer's first purchase of Pilot Shares. Redemptions by fiduciary accounts are made as an Institution directs.


With respect to telephone transactions, The Pilot Funds and its service contractors will employ reasonable procedures to ensure that instructions communicated by phone are genuine; if these procedures are not followed, The Pilot Funds or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmation to shareholders within 72 hours of a telephone transaction, verifying the account name and a shareholder's account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. Each party who establishes an account directly with The Pilot Funds automatically has the ability to engage in telephone transactions unless that party elects otherwise.


Payment of Redemption Proceeds and Dividends


If a redemption request is received in "good order" by Boatmen's before 3:00 p.m., Central time, redemption proceeds will normally be credited to the shareholder's account with Boatmen's or its affiliate on the next Business Day. Neither the Funds nor the Transfer Agent shall have any liability for any delay in the availability of proceeds in a shareholder's account. Institutions have undertaken to arrange for the timely transmittal to the Transfer Agent of redemption requests and the timely crediting to shareholders' accounts at an Institution of redemption proceeds. In order to effect timely transmittals and crediting, Institutions may establish earlier times by which redemption directions must be received by it. Institutions have undertaken to advise shareholders if earlier times are established.


EXCHANGE PRIVILEGE


If you wish, Pilot Shares of the Fund may be exchanged for Class A Shares of the Fund without payment of a sales charge in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with Boatmen's or its affiliates. Similarly, a Customer may exchange Class A Shares for Pilot Shares of the Fund if the shares are to be held in such a qualified trust, agency or custodial account. Pilot Shares of the Fund may also be exchanged for Pilot Shares of any of the other investment portfolios of The Pilot Funds. Class A Shares are subject to the same shareholder transaction expenses as Pilot Shares except that purchases of Class A Shares (other than by exchange) may be subject to a front end sales charge. Class A Shares are subject to the same annual fund operating expenses as Pilot Shares except that Class A Shares are subject to annual Rule 12b-1 Distribution payments of 0.25% of average net assets. In addition, the procedures for effecting transactions in Fund shares and other features related to the servicing and maintenance of Fund accounts may differ for Class A Shares from those applicable to Pilot Shares depending on whether a shareholder chooses to hold the account containing Class A Shares directly with the Funds or through a broker/dealer or other intermediary institution (a "Service Organization"). For more information on holding Class A Shares of the Fund, please see the prospectus for Class A and B Shares which can be obtained by calling 1/800 71-PILOT and, where appropriate, consult the Service Organization through which the Class A Shares of the Fund received by exchange will be held. The exchange privilege may be modified or withdrawn at any time on 60 days' written notice except where such notice is not required by the Securities and Exchange Commission.


DIVIDENDS AND DISTRIBUTIONS

Where do your dividends and distributions come from?

A Fund's net investment income consists of the excess of (i) accrued interest or discount (including both original issue and market discount, if any) on portfolio securities and (ii) any income of the Fund from sources other than capital gains, over (iii) the amortization of market premium on portfolio securities and (iv) the estimated expenses of the Fund, including a proportionate share of the general expenses of the Funds.

How are dividends and distributions declared and paid?

Income dividends and capital gain distributions will be paid in cash or at the election of the Shareholder will be reinvested in additional shares of the same Fund.

When are dividends and distributions declared and paid?

The Fund intends to declare and pay dividends from net investment income at least annually.

THE PILOT FAMILY OF FUNDS


The Pilot Funds was organized on July 15, 1982 as a Massachusetts business trust under the name Centerland Fund. On June 1, 1994, its name was changed to The Pilot Funds. The Pilot Funds is a mutual fund of the type known as an "open-end management investment company". A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. The Trustees of the Funds are responsible for the overall management and supervision of its affairs. The Agreement and Declaration of Trust permits the Board of Trustees of The Pilot Funds to create separate series or portfolios of shares. To date, fourteen portfolios have been established. The Agreement and Declaration of Trust also permits the Board of Trustees to classify or reclassify any series or portfolio of shares into one or more classes and to establish additional portfolios in the future. The Trustees have authorized the issuance of an unlimited number of shares available to selected investors, in each of three share classes (Pilot Shares, Class A Shares and Class B Shares in the Funds. Information regarding The Pilot Funds' other portfolios and other classes may be obtained by contacting The Pilot Funds or the Distributor at 800/71-PILOT.


Pilot Shares of the Fund are described in this prospectus. Each Pilot Share, Class A Share and Class B Share of a Fund represents an equal proportionate interest in the assets belonging to that Fund. It is contemplated that most Shares will be held in accounts of which the record owner is a bank or other institution acting as nominee for its customers who are beneficial owners of the Shares. Pilot Shares may be purchased for accounts held in the name of an institution that is not compensated by the Funds for services provided to the institution's customers. Class A and Class B Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Class A and Class B Shares. Please refer to the Statement of Additional Information for the Class A and Class B Shares for a more complete description of such services. Shares of each class may be exchanged only for Shares of the same class in another fund. Except as described herein, the three classes of Shares are identical. Certain aspects of the Shares may be altered, after advance notice to Shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

When issued, Shares will be fully paid and nonassessable. In the event of liquidation, Shareholders are entitled to share pro rata in the net assets of the applicable fund available for distribution to Shareholders. Shares entitle their holders to one vote per Share, are freely transferable and have no preemptive, subscription or conversion rights.

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND PROPORTIONATE FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Shares of all the Pilot Funds portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Trustees. All shareholders of a particular fund will vote together as a single class on matters relating to the fund's investment advisory agreement and fundamental investment policies.

THE PILOT FUNDS IS NOT REQUIRED TO AND DOES NOT CURRENTLY EXPECT TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS, ALTHOUGH SPECIAL MEETINGS MAY BE CALLED FOR PURPOSES SUCH AS ELECTING OR REMOVING TRUSTEES OR OTHER PURPOSES.

THE BUSINESS OF THE FUND

FUND MANAGEMENT

THE BUSINESS AFFAIRS OF THE PILOT FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

SERVICE PROVIDERS

Adviser: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's" or the "Adviser") manages the investment portfolio of the Fund, selecting the investments and making purchase and sale orders. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737. The mailing address is P.O. Box 14737 at that address.

Investment Manager: KLEINWORT BENSON INVESTMENT
MANAGEMENT AMERICAS INC. (referred to as "Kleinwort Benson"), formerly Kleinwort Benson International Investment Limited, serves as investment manager to the Fund. It is located at 200 Park Avenue, New York, New York 10166.

Administrator: BISYS FUND SERVICES LIMITED PARTNERSHIP (referred to as "BISYS"), is responsible for coordinating the Fund's efforts and generally overseeing the operation of the Fund's business. BISYS' principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Distributor: Each Fund's shares are sold on a continuous basis by the Distributor, PILOT FUNDS DISTRIBUTORS, INC. (referred to as the "Distributor"), a registered broker-dealer and an affiliate of BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Custodian: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's") is responsible for holding the investments purchased by each Fund. Boatmen's is located at 100
N. Broadway, St. Louis, Missouri 63178.

Transfer Agent: BISYS FUND SERVICES, INC. (referred to as the "Transfer Agent") is the transfer and dividend disbursing agent of the Fund. It maintains the account records of all shareholders and administers the distribution of all income earned as a result of investing in the Fund. The Transfer Agent is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


MORE ABOUT BOATMEN'S. Founded in 1889, Boatmen's a trust company, organized under the laws of Missouri, provides a broad range of trust and investment services for individuals, privately and publicly held business, governmental units, pension and profit sharing plans and other institutions and organizations. As of September 30, 1996, Boatmen's and its affiliates managed nearly $83.2 billion in assets ($42.7 billion over which they had investment discretion and $40.5 billion over which they did not have investment discretion).


Boatmen's Bancshares, Inc., Boatmen's parent, is a registered bank holding company which owns substantially all of the outstanding capital stock of numerous commercial banks located in Arkansas, Illinois, Iowa, Kansas, Missouri, New Mexico, Oklahoma, Tennessee and Texas, a mortgage banking company, a credit life insurance company, a federal savings bank in Arkansas and a limited service bank in Delaware.


On August 30, 1996, Bancshares and NationsBank Corporation ("NationsBank") announced that they have entered into an agreement pursuant to which Bancshares will merge into NationsBank. The proposed merger, which will take place in January 1997, is subject to a number of conditions, including approval by the appropriate regulatory authorities and by the shareholders of both Bancshares and NationsBank. If the proposed merger is consummated, Boatmen's will become a wholly owned subsidiary of NationsBank.


Under its Advisory Agreement with the Funds on behalf of each of the Funds, Boatmen's supervises the activities of Kleinwort Benson, the investment manager. Boatmen's pays all costs incurred by it in connection with the performance of its duties under the Advisory Agreement other than the cost (including taxes and brokerage commissions, if any) of securities purchased for the Fund.

Boatmen's has designated the following portfolio manager as being primarily responsible for the management of the Fund. Michael E. Kenneally, CFA is a Senior Vice President and Director of Research. In addition to his responsibilities in connection with the management of the international portfolios, including the Fund, Mr. Kenneally is responsible for all fundamental and quantitative research as well as the management of all small capitalization and growth-style portfolios.

MORE ABOUT KLEINWORT BENSON. Kleinwort Benson is the Securities and Exchange Commission (the "SEC") registered investment management subsidiary of the London-based Kleinwort Benson Group plc, a holding company for a merchant banking group whose origins date back to 1792. Kleinwort Benson has offices in London, Hong Kong and Tokyo and may utilize the general expertise of Kleinwort Benson Group plc and its affiliates in respect of, for example, economic analyses and predictions and market developments and trends. Kleinwort Benson plc is a wholly owned subsidiary of Dresdner Bank AG.


Since it commenced operations in 1980, Kleinwort Benson has managed investment accounts, primarily for institutions in North America, comprised of equity, fixed income and balanced portfolios. These portfolios as a general rule consist principally of foreign securities. As of June 30, 1996, Kleinwort Benson had approximately $3 billion of assets under management.


MORE ABOUT BISYS. BISYS Fund Services Limited
Partnership ("BISYS") is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations. Under its Administration Agreement with the Fund, BISYS provides a wide range of such services to the Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating or providing for the calculation of the net asset values of Fund shares and dividends and capital gain distributions to shareholders, and performing other administrative functions necessary for the smooth operation of the Funds. Certain officers of The Pilot Funds, namely Messrs. Martin Dean, W. Eugene Spunbeck, George O. Martinez, William J. Tomko and Bruce Treff are also employees and/or officers of BISYS, the Distributor or an affiliate.

EXPENSES. In order to support the services described above, as well as other matters essential to the operation of the Funds, the Funds incur certain expenses. Expenses are paid out of a Fund's assets, and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to you or deducted from your account.

As compensation for the services rendered to the Funds by Boatmen's as investment adviser, and the assumption by Boatmen's of the expenses related thereto, Boatmen's is entitled to a fee computed daily and payable monthly at an annual rate equal to .80 of 1% of the average daily net assets of the Fund. For the period from September 1, 1995 through August 31, 1996, Boatmen's was paid at the above rate. For the fiscal year ended August 31, 1996, Boatmen's received $3,893,513 in advisory fees.


Effective June 1, 1995, pursuant to approval from Shareholders received at a Special Meeting held on May 24, 1995, as compensation for the services rendered by Kleinwort Benson as investment manager to the Fund, Kleinwort Benson is entitled to a fee, paid by Boatmen's directly out of Boatmen's advisory fee, computed daily and payable monthly at an annual rate equal to .40 of 1% up to $325,000,000 and .25 of 1% of such assets in excess of $325,000,000, on an annualized basis. Under the terms of the Investment Management Agreement among the Funds, Kleinwort Benson and Boatmen's, Kleinwort Benson, subject to the general supervision of the Funds' Board of Trustees and Boatmen's, manages the investment operations of the Fund and the composition of the Fund's assets, including the purchase, retention and disposition thereof. With respect to the Fund, all investment decisions are made by a committee consisting of personnel of Kleinwort Benson. No one person is responsible for recommendations to that committee.


For its services as administrator, BISYS is entitled to an administration fee from The Pilot Funds which is calculated based on the net assets of all of the investment portfolios of The Pilot Funds combined. Under the Administration Agreement, each Fund pays its pro rata share of an annual fee to BISYS, computed daily and payable monthly, of .115 of 1% of The Pilot Funds' average net assets up to $1.5 billion, .110 of 1% of The Pilot Funds' average net assets on the next $1.5 billion and .1075 of 1% of The Pilot Funds' average net assets in excess of $3 billion. These amounts may be reduced pursuant to fee waivers by BISYS. Any such fee waivers may be terminated by BISYS at any time. For the fiscal year ended August 31, 1996, the Fund paid administration fees to BISYS in the amount of $536,016.

The Funds are responsible for all expenses incurred by the Fund, other than those expressly borne by Boatmen's, Kleinwort Benson, BISYS or the Transfer Agent under the Advisory, Investment Management, Administration or Transfer Agency Agreements. Such expenses include, the fees payable to Boatmen's, BISYS and the Transfer Agent, the fees and expenses of the Fund's custodian, brokerage fees and commissions, any portfolio losses, state and federal registration fees for the qualifying Fund Shares under federal or state securities laws, organization expenses, membership fees in investment-company organizations, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law, legal and auditing and tax fees and expenses, expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Fund's Shareholders and regulatory authorities, compensation and expenses of its Trustees and extraordinary expenses incurred by the Funds. The fees payable to Kleinwort Benson are paid by Boatmen's directly out of Boatmen's advisory fee.

FEE WAIVERS. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Boatmen's and the Fund's other service providers. However, as to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by the Fund for such amounts prior to fiscal year end. These waivers and reimbursements would increase the yield to investors when made but would decrease yields if the Fund were required to reimburse a service provider.

TAX IMPLICATIONS

As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation.

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU.

The Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, (the "Code"). As a regulated investment company, the Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. In addition, as a regulated investment company, the Fund generally will not incur a federal income or excise tax on any investment company taxable income and net capital gains that are distributed to its Shareholders in accordance with certain timing requirements of the Code.

Dividends of investment company taxable income, which generally includes the excess of net short-term capital gains over net long-term capital losses, dividends and interest (including original issue discount and market discount), less expenses, will be taxable to Shareholders as ordinary income. If a portion of the income of the Fund consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of the excess of net long-term capital gains over net short-term capital losses, if any, which are designated as "capital gains dividends" by the Fund will be taxable as long-term capital gains regardless of how long the Shareholders have held their Shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in Shares. Distributions declared in October, November or December with a record date in such month and paid in January of the following year are taxable to Shareholders as if received on December 31 of the year declared. Shareholders will be informed about the amount and character of distributions received from the Fund for federal income tax purposes, including any distributions that may constitute a return of capital.

Investments in zero coupon securities and other original issue discount obligations will result in income to the Fund each year equal to a portion of the excess of the face value of the securities over their issue price, even though the Fund receives no cash interest payments from the securities.

Any gain or loss realized by a Shareholder upon the sale or other disposition of Shares, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the Shareholder's holding period for the Shares.

Individuals and certain other classes of Shareholders may be subject to 31% withholding of federal income tax on taxable distributions if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications regarding their tax status or if they are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a Shareholder's U.S. federal income tax liability.

If the Fund invests in foreign securities it may be subject to foreign withholding taxes on income earned on such securities and may be unable to pass through to Shareholders the ability to claim foreign tax credits and deductions with respect to such taxes. Certain gains and losses which are attributable to fluctuations in the value of foreign currency are treated as ordinary income and losses. These gains and losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to Shareholders as ordinary income.

In addition to federal taxes, a Shareholder may be subject to state and local taxes on payments received from the Fund. A state tax exemption may be available in some states to the extent distributions of the Fund are derived from interest on certain direct U.S. Government obligations or on obligations of the particular state.

Shareholders should consult their own tax advisers concerning these matters.

Further information relating to tax consequences is contained in the Statement of Additional Information.

MEASURING PERFORMANCE

Performance information provides you with a method of measuring and monitoring your investments. The Fund may quote its performance in advertisements or shareholder communications. The performance for each class of shares of a Fund is calculated separately from the performance of the Fund's other classes of shares.

Understanding performance measures:

TOTAL RETURN for the Fund may be calculated on an AVERAGE ANNUAL TOTAL RETURN basis or an AGGREGATE TOTAL RETURN basis. Average annual return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

The Fund may provide quotes of total returns and yields WITHOUT REFLECTING A SALES LOAD, which quotations will, of course, be higher than quotations that do reflect such a sales charge.

Performance comparisons:

The Fund may compare its total returns to that of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

Total return data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, as well as in publications of a local or regional nature, may be used for comparison.

Total returns for the Fund may be compared to indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Lehman Brothers Bond Index, the Merrill Lynch Bond Index, the Wilshire 5000 Equity Index or the Consumer Price Index.

INVESTMENT RESULTS OF THE FUND ARE BASED ON HISTORICAL PERFORMANCE AND PERFORMANCE QUOTATIONS WILL FLUCTUATE. YOU SHOULD NOT CONSIDER QUOTATIONS TO BE REPRESENTATIVE OF FUTURE PERFORMANCE. YOU SHOULD ALSO REMEMBER THAT

PERFORMANCE IS GENERALLY A FUNCTION OF THE KIND AND QUALITY OF INVESTMENTS HELD IN A PORTFOLIO, PORTFOLIO MATURITY, OPERATING EXPENSES AND MARKET CONDITIONS. FEES THAT BOATMEN'S INVESTMENT SERVICES OR ANOTHER INSTITUTION MAY CHARGE DIRECTLY TO ITS CUSTOMER ACCOUNTS IN CONNECTION WITH AN INVESTMENT IN THE FUNDS WILL NOT BE INCLUDED IN THE FUND'S CALCULATIONS OF TOTAL RETURN. INQUIRIES REGARDING THE FUND MAY BE DIRECTED TO THE DISTRIBUTOR AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219-3035.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUND INCORPORATED IN THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

PIE020

-----FINANCIAL

     DIRECTION               January 2, 1997
     LOGO

                                                                             The
                                                                           Pilot
                                                                           Funds
                                                             PROSPECTUS ENCLOSED
                                                  PILOT INTERNATIONAL
                                                  EQUITY FUND
                                                  Class A Shares and
                                                  Class B Shares

                               TABLE OF CONTENTS


                                                                                                      PAGE
                                                                                                      ---
EXPENSE SUMMARY....................................................................................     2
FINANCIAL HIGHLIGHTS...............................................................................     3
INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS....................................................     5
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES................................................     5
     U.S. Government Securities....................................................................     5
     U.S. and Foreign Bank Obligations.............................................................     5
     Forward Commitments and When-Issued Securities................................................     5
     Common and Preferred Stocks...................................................................     6
     Convertible Securities........................................................................     6
     Small Capitalization Companies................................................................     6
     Foreign Securities............................................................................     6
     Investing in Emerging Markets.................................................................     6
     American/European Depository Receipts.........................................................     7
     Forward Foreign Currency Exchange Contracts...................................................     7
     Currency Swaps................................................................................     7
     Repurchase Agreements.........................................................................     7
     Lending of Portfolio Securities...............................................................     8
     Other Investment Companies....................................................................     8
     Options Transactions..........................................................................     8
     Futures Contracts and Options on Futures Contracts............................................     8
     Other Information.............................................................................     9
INVESTMENT LIMITATIONS.............................................................................     9
INVESTING IN THE PILOT FUNDS.......................................................................    10
HOW TO BUY SHARES..................................................................................    12
HOW TO SELL SHARES.................................................................................    15
TRANSACTION RULES..................................................................................    16
SHAREHOLDER SERVICES...............................................................................    19
     Tax Sheltered Retirement Plans................................................................    19
     Exchange Privileges Among The Pilot Funds.....................................................    19
     Automatic Investment Plan.....................................................................    20
     Automatic Withdrawal Plan.....................................................................    20
     Front-End Sales Charge Reductions.............................................................    20
     Right of Accumulation.........................................................................    20
     Example.......................................................................................    21
     Statement of Intention........................................................................    21
     Quantity Discounts............................................................................    21
     Cross-Reinvestment Privilege..................................................................    21
     Reinstatement Privilege.......................................................................    21
DIVIDENDS AND DISTRIBUTIONS........................................................................    22
     Where do your dividends and distributions come from?..........................................    22
     What are your dividend and distribution options?..............................................    22
     When are dividends and distributions declared and paid?.......................................    22
DISTRIBUTION ARRANGEMENTS..........................................................................    22
THE PILOT FAMILY OF FUNDS..........................................................................    23
THE BUSINESS OF THE FUND...........................................................................    24
FUND MANAGEMENT....................................................................................    24
TAX IMPLICATIONS...................................................................................    26
MEASURING PERFORMANCE..............................................................................    27

                                THE PILOT FUNDS

                                      LOGO

                PROSPECTUS FOR CLASS A SHARES AND CLASS B SHARES


                                       OF


                        PILOT INTERNATIONAL EQUITY FUND


January 2, 1997

--------------------------------------------------------------------------------

The Pilot Funds is an open-end, management investment company (a "mutual fund") consisting of multiple portfolios (the "Funds"). This prospectus relates solely to the offering of Class A and Class B Shares of Pilot International Equity Fund, formerly known as Pilot Kleinwort Benson International Equity Fund (the "Fund"). Boatmen's Trust Company ("Boatmen's") serves as the Fund's investment adviser. Kleinwort Benson Investment Management Americas Inc. ("Kleinwort Benson") serves as the Fund's investment manager. Pilot Funds Distributors, Inc. serves as the Fund's distributor, and its affiliate, BISYS Fund Services Limited Partnership, serves as the Fund's administrator.


The investment objective of the Fund is to provide long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin. The Fund may invest up to 35% of its total assets in issuers domiciled in developing countries.

FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BOATMEN'S TRUST COMPANY OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE AMOUNT OF DIVIDENDS PAID BY THE FUND WILL VARY. BOATMEN'S TRUST COMPANY SERVES AS INVESTMENT ADVISER TO THE FUND, IS PAID A FEE FOR ITS SERVICES, AND IS NOT AFFILIATED WITH PILOT FUNDS DISTRIBUTORS INC., THE FUND'S DISTRIBUTOR.

This Prospectus describes concisely the information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.


More information about the Fund is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained free upon request by calling 800/71-PILOT, by calling your service organization or by writing Pilot Funds Distributors, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035. The Statement of Additional Information, as it may be revised from time to time, is dated January 2, 1997 and is incorporated by reference into (considered a part of) the Prospectus.


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of a Fund.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.

Below is information regarding the Fund's shareholder transaction expenses and the operating expenses which the Fund expects to incur during the current fiscal year on its Class A and Class B Shares. Examples based on this information are also provided.


                                                                                   CLASS A        CLASS B
                                                                                   -------        -------
SHAREHOLDER TRANSACTION EXPENSES:
  Front End Sales Charge Imposed on Purchases (as a percentage of offering
     price).....................................................................     4.50%(1)       None
  Sales Charge Imposed on Reinvested Dividends..................................     None           None
  Deferred Sales Charge (as a percentage of original purchase price or
     redemption proceeds, whichever is lower)...................................     None           4.50%(2)
  Exchange Fee..................................................................     None           None
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets):
  Management Fee(3).............................................................     0.80%          0.80%
  Rule 12b-1/Distribution Payments..............................................     0.25%          1.00%
  Other Expenses................................................................     0.28%          0.28%(4)
                                                                                   -------        -------
  Total Fund Operating Expenses(3)..............................................     1.33%          2.08%
                                                                                   =======        ======


---------------


This expense information is provided to help you understand the expenses you would bear either directly (as with the transaction expenses) or indirectly (as with the annual operating expenses) as a shareholder of the Fund.



(1) This expense information is provided to help you understand the expenses you would bear either directly (as with the transaction expenses) or indirectly (as with the annual operating expenses) as a shareholder of the Fund. Reduced sales charges may be available. See "Shareholder
    Services -- Front-End Sales Charge Reductions."


(2) This amount applies to redemptions during the first year. The charge decreases .50% annually to 2.50% for redemptions made during the fifth year and then decreases .75% to 1.75% for redemptions made during the sixth year. No deferred sales charge is charged for redemptions made after the sixth year. See "How to Buy Shares -- Explanation of Sales Price."


(3) You should note that any fees that are charged by the Fund's Adviser, its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Fund are in addition to and not reflected in the fees and expenses described above.



Because of the Distribution Payments paid by the Fund as shown in the above table, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


Example: Assume that the annual return on the Fund is 5%, and that its operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:

                                                             1                3                5               10
                                                         YEAR AFTER      YEARS AFTER      YEARS AFTER      YEARS AFTER
                                                          PURCHASE        PURCHASE         PURCHASE         PURCHASE
                                                         ----------      -----------      -----------      -----------
Class A Shares(1).....................................      $ 58            $  85            $ 115            $ 198
Class B Shares
  Assuming complete redemption at end of period(2)....      $ 66            $ 100            $ 137            $ 241
  Assuming no redemption..............................      $ 21            $  65            $ 112            $ 241

---------------

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.

(2) Assumes deduction of maximum applicable contingent deferred sales charge.


The Example shown above should not be considered a representation of future investment returns or operating expenses.

                        PILOT INTERNATIONAL EQUITY FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The following data with respect to a Share of Pilot International Equity Fund, formerly known as Pilot Kleinwort Benson International Equity Fund, outstanding during the period ended August 31, 1996 has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference and attached to the Statement of Additional Information, and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information. The annual report to shareholders' for the Fund also contains performance information and is available upon request and without charge by writing to the address on the front of this Prospectus. Prior to a tax-free reorganization effective July 12, 1993, Pilot Kleinwort Benson International Equity Fund was a separate portfolio of Kleinwort Benson Investment Strategies and known as Kleinwort Benson International Equity Fund. The following financial highlights also present historical information of Kleinwort Benson International Equity Fund prior to July 12, 1993. The Kleinwort Benson International Equity Fund was advised solely by Kleinwort Benson Investment Management Americas Inc., formerly Kleinwort Benson International Investment Limited for those periods.



The following data with respect to a Share of Kleinwort Benson International Equity Fund of Kleinwort Benson Investment Strategies outstanding for each of the six years in the period ended December 31, 1992 have been audited by Ernst & Young LLP, independent auditors, as indicated in their report incorporated by reference and attached to the Statement of Additional Information, and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information.



The Pilot Shares were first issued by Pilot Kleinwort Benson International Equity Fund during July, 1993. Accordingly, there are no financial highlights with respect to the Fund for such shares for periods prior to such dates. In this regard, Class B Shares were first issued by the Pilot International Equity Fund during June, 1996. Therefore, financial highlights are not presented for such shares. The financial highlights presented below for periods prior to July 12, 1993 represent historical information for shares of the Kleinwort Benson International Equity Fund which became Pilot Administration Shares pursuant to a tax-free reorganization effected on July 12, 1993. Effective August 21, 1995 the Administration Shares of the Fund were redesignated as the Class A Shares of the Fund.

--------------------------------------------------------------------------------

                        PILOT INTERNATIONAL EQUITY FUND

                            ------------------------

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF
                             THE PERIODS INDICATED

                                                                     INCOME FROM INVESTMENT OPERATIONS
                                                                             NET REALIZED     NET REALIZED
                                                                                 AND         AND UNREALIZED       TOTAL
                                                                              UNREALIZED     GAIN (LOSS) ON       INCOME
                                                  NET ASSET       NET        GAIN (LOSS)         FOREIGN          (LOSS)
                                                  VALUE AT     INVESTMENT         ON            CURRENCY           FROM
                                                  BEGINNING      INCOME       INVESTMENT         RELATED        INVESTMENT
                                                  OF PERIOD      (LOSS)      TRANSACTIONS    TRANSACTIONS(C)    OPERATIONS
                                                  ---------    ----------    ------------    ---------------    ----------
FOR THE YEAR ENDED AUGUST 31,
-------------------------------------------------
1996--Pilot Shares...............................  $ 16.24       $ 0.18         $ 1.61           $ (0.13)         $ 1.66
1996--Class A Shares.............................    16.14         0.04           1.69             (0.12)           1.61
1996--Class B Shares(k)..........................    17.54           --          (0.65)             0.15           (0.50)
1995--Pilot Shares...............................    16.34         0.13 (i)      (0.22)(i)          0.39 (i)        0.30
1995--Class A Shares(j)..........................    16.29         0.08 (i)      (0.22)(i)          0.39 (i)        0.25
1994--Pilot Shares...............................    14.14         0.11 (i)       1.65 (i)          0.59 (i)        2.35
1994--Administration Shares......................    14.13         0.07 (i)       1.65 (i)          0.59 (i)        2.31
FOR THE EIGHT MONTHS ENDED AUGUST 31,
-------------------------------------------------
1993--Pilot Shares(d)............................    13.15        (0.01)(i)       1.10 (i)         (0.10)(i)        0.99
1993--Administration Shares......................    11.85         0.02 (i)       2.51 (i)         (0.25)(i)        2.28
FOR THE YEARS ENDED DECEMBER 31,(A)(B)
-------------------------------------------------
1992--Administration Shares......................    12.29         0.04 (i)      (0.46)(i)            --           (0.42)
1991--Administration Shares......................    12.65         0.06           1.36                --            1.42
1990--Administration Shares......................    15.58         0.12          (2.40)               --           (2.28)
1989--Administration Shares......................    14.66         0.07           3.22                --            3.29
1988--Administration Shares......................    13.21        (0.01)          2.73                --            2.72
1987--Administration Shares......................    22.92           --           2.11                --            2.11

                                                                 NET REALIZED
                                                                   GAIN ON
                                                                 INVESTMENTS
                                                                     AND
                                                                   FOREIGN
                                                      NET          CURRENCY
                                                   INVESTMENT      RELATED
                                                     INCOME      TRANSACTIONS
                                                   ----------    ------------
FOR THE YEAR ENDED AUGUST 31,
-------------------------------------------------
1996--Pilot Shares...............................    $(0.46)       $  (0.39)
1996--Class A Shares.............................     (0.46)          (0.39)
1996--Class B Shares(k)..........................        --              --
1995--Pilot Shares...............................     (0.11)          (0.29)
1995--Class A Shares(j)..........................     (0.11)          (0.29)
1994--Pilot Shares...............................        --           (0.15)
1994--Administration Shares......................        --           (0.15)
FOR THE EIGHT MONTHS ENDED AUGUST 31,
-------------------------------------------------
1993--Pilot Shares(d)............................        --              --
1993--Administration Shares......................        --              --
FOR THE YEARS ENDED DECEMBER 31,(A)(B)
-------------------------------------------------
1992--Administration Shares......................     (0.02)             --
1991--Administration Shares......................     (0.08)          (1.70)
1990--Administration Shares......................     (0.14)          (0.51)
1989--Administration Shares......................     (0.22)          (2.15)
1988--Administration Shares......................        --           (1.27)
1987--Administration Shares......................        --          (11.82)


                                                                                                     RATIO OF
                                                   NET                                 RATIO OF        NET
                                                  ASSET                                EXPENSES     INVESTMENT
                                                  VALUE                                   TO          INCOME      NET ASSETS
                                                   AT                    PORTFOLIO     AVERAGE        (LOSS)      AT END OF
                                                 END OF       TOTAL      TURNOVER        NET        TO AVERAGE      PERIOD
                                                 PERIOD     RETURN(E)     RATE          ASSETS      NET ASSETS    (IN 000'S)
                                                 -------    ---------    ------       ----------    ----------    ----------
FOR THE YEAR ENDED AUGUST 31,
-------------------------------------------------
1996--Pilot Shares...............................$17.05        10.64%    22.31%          1.08%          0.69%      $579,019
1996--Class A Shares............................. 16.90        10.40     22.31           1.32           0.48         26,730
1996--Class B Shares(k).......................... 17.04        (2.85)    22.31           2.06(g)       (0.32)(g)        184
1995--Pilot Shares............................... 16.24         2.08     35.91           1.18           0.82        363,212
1995--Class A Shares(j).......................... 16.14         1.77     35.91           1.42           0.50         27,625
1994--Pilot Shares............................... 16.34        16.75     35.40           1.12           0.75        307,561
1994--Administration Shares...................... 16.29        16.48     35.40           1.37           0.48         44,990
FOR THE EIGHT MONTHS ENDED AUGUST 31,
-------------------------------------------------
1993--Pilot Shares(d)............................ 14.14         7.53 (f) 26.65 (f) (h)   1.31(g)       (0.56)(g)    195,548
1993--Administration Shares...................... 14.13        19.24 (f) 26.65 (f) (h)   2.17(g)        0.25(g)      55,816
FOR THE YEARS ENDED DECEMBER 31,(A)(B)
-------------------------------------------------
1992--Administration Shares...................... 11.85        (3.42)    58.55           1.78           0.35         56,358
1991--Administration Shares...................... 12.29        11.81     51.88           1.79           0.45         65,939
1990--Administration Shares...................... 12.65       (14.77)    52.00           1.82           0.76         72,007
1989--Administration Shares...................... 15.58        22.99     61.54           2.00           0.39         80,224
1988--Administration Shares...................... 14.66        21.03     54.84           2.31          (0.07)        59,864
1987--Administration Shares...................... 13.21         9.28     58.98           1.72           0.01         53,800


                                                    AVERAGE
                                                   COMMISSION
                                                    RATE(1)
                                                   ----------
FOR THE YEAR ENDED AUGUST 31,
-------------------------------------------------
1996--Pilot Shares...............................   $ 0.0160
1996--Class A Shares.............................     0.0160
1996--Class B Shares(k)..........................     0.0160
1995--Pilot Shares...............................
1995--Class A Shares(j)..........................
1994--Pilot Shares...............................
1994--Administration Shares......................
FOR THE EIGHT MONTHS ENDED AUGUST 31,
-------------------------------------------------
1993--Pilot Shares(d)............................
1993--Administration Shares......................
FOR THE YEARS ENDED DECEMBER 31,(A)(B)
-------------------------------------------------
1992--Administration Shares......................
1991--Administration Shares......................
1990--Administration Shares......................
1989--Administration Shares......................
1988--Administration Shares......................
1987--Administration Shares......................


------------

(a)   Prior to a tax-free organization into Pilot Administration shares effective July 12, 1993, the Pilot Kleinwort Benson
      International Equity Portfolio was a separate

(b)   Prior to July 12, 1993, the Pilot Administration shares were not subject to an Administration plan.

(c)   For years preceding the fiscal year ended August 31, 1993, net realized and unrealized gain (losses) from foreign currency rel ated transactions were included in net realized and unrealized gain (losses) from investments. Effective January 1, 1993, realized and unrealized gain (losses) from Foreign currency related transactions are disclosed separately from net realized and unrealized gain (losses) from investments.

(d)   Pilot shares were initially issued on July 26, 1993.

(e)   Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken for the Pilot Administration shares.

(f)   Not annualized

(g)   Annualized

(h)   Calculated on a portfolio-wide level and excludes the transfer of assets effective on August 6, 1993.

(i)   Calculated based on the average shares outstanding methodology.

(j)   Effective August 21, 1995 the Administration Class Shares were redesignated as the Class A Shares.

(k)   Class B Shares were initially issued during July, 1996.

(1)   Represents the total dollar amount of commissions paid on security transactions, for the time periods of May 4, 1996 to August
      31, 1996, divided by total number of security shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.


PILOT INTERNATIONAL EQUITY FUND USES A VARIETY OF DIFFERENT INVESTMENTS AND INVESTMENT TECHNIQUES IN SEEKING TO ACHIEVE THE FUND'S INVESTMENT OBJECTIVE. THE FUND DOES NOT USE ALL OF THE INVESTMENTS AND INVESTMENT TECHNIQUES DESCRIBED IN THE FOLLOWING SECTIONS. THE FUND IS NOT DESIGNED TO BE A COMPLETE INVESTMENT PROGRAM BUT CAN BE APPROPRIATE AS PART OF A COMPLETE INVESTMENT STRATEGY. YOU SHOULD CONSIDER WHETHER THE FUND MEETS YOUR INVESTMENT GOAL. ALTHOUGH THE FUND ATTEMPTS TO ATTAIN ITS INVESTMENT OBJECTIVE, THERE CAN BE NO ASSURANCE IT WILL BE SUCCESSFUL.


SHAREHOLDER APPROVAL IS NOT REQUIRED TO CHANGE THE INVESTMENT OBJECTIVE OF THE FUND. HOWEVER, SHAREHOLDERS WILL BE GIVEN AT LEAST 30 DAYS' PRIOR WRITTEN NOTICE IN THE EVENT OF A CHANGE IN THE FUND'S OBJECTIVE. UNLESS OTHERWISE STATED, EACH INVESTMENT POLICY DESCRIBED BELOW MAY BE CHANGED AT ANY TIME BY THE PILOT FUNDS' BOARD OF TRUSTEES WITHOUT SHAREHOLDER APPROVAL.


INVESTMENT OBJECTIVE, POLICIES
AND RISK FACTORS



The investment objective of the Fund is to provide long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin. Under normal circumstances, the Fund will invest at least 65% of its total assets in foreign equity securities listed on major exchanges, consisting of common stocks, preferred stocks, and securities convertible into common or preferred stocks, such as warrants, rights and convertible debt securities. The Fund may purchase the stock of small and large capitalization companies.


The Fund may invest up to 35% of its total assets in securities of issuers domiciled in developing countries. These countries are generally located in Eastern Europe, the Asia-Pacific region, Latin and South America, Africa and, subject to approval by the Board of Trustees, Russia and the Middle East. Debt securities, if any, purchased by the Fund will be rated in the top two categories by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by Kleinwort Benson to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt and equity securities of U.S. issuers. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, foreign governments and international organizations (such as the International Bank for Reconstruction and Development (the "World Bank")), including money market instruments.

Investments and investment techniques in which the Fund may invest include common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending and repurchase agreements. These and other securities in which the Fund may invest are further described below.

DESCRIPTION OF SECURITIES
AND INVESTMENT TECHNIQUES

--U.S. Government Securities. The Fund may purchase obligations of the U.S. Government. These obligations are issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities"). Some U.S. Government securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, are supported by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will continue to provide financial support to U.S. Government agencies, authorities or instrumentalities.

--U.S. and Foreign Bank Obligations. The Fund may invest in domestic bank obligations of banks that have total assets in excess of $1 billion and are subject to U.S. Government regulation, and in certificates of deposit issued by Federal Deposit Insurance Corporation (FDIC) members that have total assets less than $1 billion, provided that the principal amounts of such certificates are fully covered by FDIC insurance. The Fund may invest in U.S. dollar-denominated foreign bank obligations of foreign banks that have total assets in excess of $10 billion, are among the 75 largest foreign banks in total assets, have branches or agencies in the U.S. and meet other criteria established by the Fund's Trustees. The Fund may also invest in other bank obligations.

--Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account with the Funds' custodian or subcustodian until the settlement date, liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased decreases prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if Boatmen's, or Kleinwort Benson, deems it appropriate to do so and such disposition may give rise to a capital gain and loss.


--Common and Preferred Stocks. Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity and are generally preferred over common stocks with respect to dividends and in liquidation.

--Convertible Securities. The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they may be converted. All convertible securities purchased by the Fund will be rated in the top two categories by an NRSRO or, if unrated, determined by Kleinwort Benson to be of comparable quality. Convertible securities (which may be current or zero coupon securities) are bonds, notes, debentures, preferred stocks or other securities which may be converted or exchanged at a stated or determinable exchange ratio into shares of common stock. Prior to their conversion, convertible securities have general characteristics similar to non-convertible securities. While convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality, they may reflect changes in the value of the underlying common stock. Convertible securities generally entail less credit risk than the issuer's common stock because they rank senior to common stock.

--Small Capitalization Companies. The Fund may invest in smaller, lesser-known companies which Kleinwort Benson believes offer greater growth potential than larger, more mature, better-known firms. Investing in the securities of such companies, however, may also involve greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

--Foreign Securities. The Fund may invest in foreign securities which are denominated in foreign currencies. Investment in foreign securities may present a greater degree of risk than investment in domestic securities because of less publicly-available financial and other information, less securities regulation, different accounting standards, lower trading volume and market volatility, difficulties in enforcing obligations, potential imposition of foreign withholding and other taxes (including withholding on dividends or interest paid to the Fund), war, expropriation or other adverse governmental or economic actions. Furthermore, the settlement period of securities transactions may be longer in foreign markets than in domestic markets, delivery of securities without payment therefor may be required and transactions may involve non-negotiable brokerage commissions. Purchases of foreign securities by the Fund will usually be made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, the Fund's performance may be favorably or unfavorably affected by changes in exchange rates or exchange rate controls, which may include suspension of the ability to transfer currency from a given country. These risks generally are of greater concern in developing countries.

The Fund may acquire U.S. dollar denominated obligations of the World Bank. Obligations of the World Bank are supported by subscribed but unpaid commitments of its member countries; there is no assurance that these commitments will be fulfilled in the future.

--Investing in Emerging Markets. The Fund may also invest up to 35% of its total assets in one or more countries with emerging economies. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America, Africa and, subject to approval by the Board of Trustees, Russia and the Middle East. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investment in such countries illiquid and more volatile than investments in most other non-major U.S. markets, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value of prospects of an investment in such issuers.

--American/European Depository Receipts. The Fund may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs and EDRs may not entitle the Fund to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs or EDRs. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs also involve certain risks of other investments in foreign securities.


--Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") for hedging and to seek to increase total return and to purchase or sell currency in connection with purchases and sales of foreign securities. A forward contract is individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. A forward contract may be for a single price or for a range of prices. The Fund may be required to segregate liquid assets, to cover forward contracts that require it to purchase foreign currency.


The purpose of entering into these contracts is to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. At the same time, such contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. When Kleinwort Benson believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one ("cross-hedging"). The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than that performance it would have had had it not engaged in forward contracts.

--Currency Swaps. The Fund may enter into currency swaps for hedging purposes and to seek to increase total return. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Kleinwort Benson is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would be if this investment technique were not used.

--Repurchase Agreements. The Fund may enter into repurchase agreements with banks and selected broker-dealers. A repurchase agreement is an agreement under which the Fund purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. The repurchase price will exceed the original purchase price, the difference being income to the Fund, and will be unrelated to the interest rate on the purchased securities. The Fund's custodian or subcustodian will maintain custody of the purchased securities for the duration of the agreement. The value of the purchased securities, including accrued interest, will at all times exceed the value of the repurchase agreement. In the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

--Lending of Portfolio Securities. The Fund may seek to increase its total return by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, U.S. Government securities or other high grade liquid debt obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by Boatmen's or Kleinwort Benson to be of good standing, and when, in the judgment of Boatmen's or Kleinwort Benson, the consideration which may be earned currently from securities loans of this type justifies the attendant risk. If securities loans are made, it is intended that the value of the securities loaned would not exceed 30% of the value of the total assets of the Fund.


--Other Investment Companies. The Fund may invest in the securities of other mutual funds that invest in the particular instruments in which the Fund itself may invest subject to requirements of applicable securities laws. The Trust, on behalf of each of the Funds, has obtained relief from the SEC to permit the Fund to invest any uninvested cash reserves in an amount not to exceed 25% of its total assets in affiliated money market funds. When the Fund invests in another mutual fund, it pays a pro rata portion of the advisory and other expenses of that fund as a shareholder of that fund. Those expenses are in addition to the advisory and other expenses the Fund pays in connection with its own operations. The Advisor may waive its advisory fee on that portion of the Fund's assets which are invested in the securities of affiliated money market funds managed by the Advisor or any of its affiliates.


--Options Transactions. The Fund may purchase and sell (write) call and put options on securities. Such options are agreements by the Fund in exchange for a premium to sell or purchase securities at a specified price if the option is exercised on or before a set date. Put options on securities will be written only when the underlying securities are ones which the Fund could otherwise purchase. Risks associated with writing covered options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. Call options will be sold (written) only when the underlying securities are ones which the Fund holds.

The Fund may purchase and sell (write) call and put options on securities to hedge against the risk of unfavorable price movements adversely affecting the value of the securities the Fund holds or intends to buy.

The Fund may also purchase and sell (write) call and put options on securities indexes to hedge against the risk of unfavorable price movements in securities. Options on securities indexes are similar to options on securities except that the holder of an option on an index has the right, in return for the premium paid, to buy from (in the case of a call) or sell (in the case of a put) the writer of the option the cash value of the index (rather than the security underlying the option) at a specified exercise price at any time during the term of the option.

The Fund may also purchase and sell options on currencies to seek to increase total return and to protect against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

The Fund is required to segregate liquid assets in an amount equal to the value of its obligations unless offsetting positions are maintained.

--Futures Contracts and Options on Futures Contracts. For bona fide hedging or other permissible risk management purposes, such as protecting the price or interest rate of a security it holds or intends to buy the Fund may enter into futures contracts on securities and securities indexes and may purchase and sell (write) call and put options on these futures contracts. The Fund may also enter into futures contracts on currencies and may enter into futures contracts and related options for purposes of seeking to increase total return, consistent with the regulations of the Commodities Futures Trading Commission.

Hedging and other risk-management transactions are undertaken to reduce or eliminate any of several kinds of price fluctuation risk. For example, put options on securities futures might be purchased to protect against declines in the market values of debt securities occasioned by higher interest rates and securities-index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Currency futures might be sold to protect against declines in the value of currencies in which portfolio securities are denominated. If these hedging transactions are successful, the futures or options positions taken by the Fund will rise in value by an amount which approximately offsets the decline in the value of the portion of a portfolio that is being hedged. Such decline in value might be caused by a decline in the market value of portfolio securities.

The Fund may lose the expected benefit of futures transactions if securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance for the Fund than the performance it would have had had it not entered into any futures transactions. In addition, changes in the value of the Fund's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. This could limit the Fund's ability to hedge effectively against interest rate or market risk or both and give rise to additional risks. There is no assurance of market liquidity for purposes of closing out positions in futures contracts and options on futures contracts; if such positions cannot be closed, the Fund may incur losses in excess of its initial margin deposits.


The Fund will incur brokerage costs and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and options thereon. In addition, the Fund may be required to segregate liquid assets, in an amount equal to the value of the instruments underlying futures contracts and options thereon.


--Other Information. The Funds have adopted certain procedures under the 1940 Act which enable the Fund to purchase certain instruments during the existence of an underwriting or selling syndicate of which The Boatmen's National Bank of St. Louis or Kleinwort Benson, is a member relating to the instruments. These procedures establish, among other things, certain limitations on the amount of securities which may be purchased in any single offering and on the amount of the Fund's assets which may be invested in any single offering. Accordingly, in view of such entities' active role in the underwriting of securities, the Fund's ability to purchase securities in the primary market may from time to time be limited.

The Fund changes its portfolio securities for investment consideration and not for trading purposes.

INVESTMENT LIMITATIONS

Certain of the investment policies of the Fund may not be changed without a vote of holders of a majority of the Fund's outstanding shares. Policies requiring such a vote to effect a change are known as "fundamental". Some of the fundamental limitations are summarized below, and all of the Fund's fundamental limitations are set out in greater detail in the Statement of Additional Information, which is available upon request.

1. The Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain limited exceptions described in the Statement of Additional Information). For purposes of this restriction, foreign governments are considered to be separate industries.

2. The Fund may not invest (with certain limited exceptions, including U.S. Government obligations as described in the Statement of Additional Information) more than 5% of the value of the Fund's total assets in the securities of a single issuer, except that up to 25% of the Fund's total assets can be invested without regard to such 5% limitation (such 5% limitation shall not apply to repurchase agreements collateralized by U.S. Government securities).

3. The Fund may not borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Fund's total assets or from banks or in connection with reverse repurchase agreements provided that immediately after such borrowing, all borrowings of the Fund do not exceed one-third of the Fund's total assets and no purchases of portfolio instruments will be made while such Fund has borrowings outstanding in an amount exceeding 5% of its total assets.

4. The Fund may not make loans, except to the extent that the lending of portfolio securities and purchase of debt obligations in accordance with the Fund's investment objective and policies and the entry into repurchase agreements with banks, brokers, dealers and other financial institutions may be deemed to be loans.

The Fund has no current intention (which may be changed without shareholder approval) of purchasing restricted securities, except those securities which can be offered and sold to "qualified institutional buyers" pursuant to Rule 144A and which the Funds' Trustees determine are traded in a liquid market. The Fund may invest up to 15% of the value of its net assets in illiquid securities, including restricted securities. Risks associated with investing in restricted securities include the risk that the lack of an active secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of a security that the Fund seeks to sell. Issuers whose securities are publicly traded are also not subject to the same disclosure and other legal requirements as are applicable to issuers with publicly traded securities.

INVESTING IN THE PILOT FUNDS

Getting Your Investment Started

Investing in the Pilot Funds is quick and convenient. Fund Shares may be purchased either through the account you maintain with participating banks, trust companies and other institutions (Service Organizations) or through Boatmen's Investment Services, Inc. Fund shares are distributed by Pilot Funds Distributors, Inc. (the "Distributor"). The Distributor is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

You may choose to invest your Boatmen's Investment Services account where an Account Representative can advise you in selecting among the Pilot Funds. Whether you currently have a Boatmen's Investment Services account or wish to open one, your Pilot Funds investment can be executed within a few minutes by telephone or, if you prefer, during a consultation with an Investment Officer of Boatmen's Investment Services. Call Boatmen's Investment Services at 800/469-5999 to speak with an Account Representative, to place a Pilot Funds transaction or to arrange a consultation scheduled at your convenience.

Clients of Boatmen's Investment Services and other Service Organizations may purchase shares through their accounts at their Service Organization and should contact such Service Organization directly for appropriate purchase instructions. Share purchases (and redemptions) made through Boatmen's Investment Services or another Service Organization are effected only on days the particular institution and the Fund involved are open for business. When shares are purchased through Boatmen's Investment Services or another Service Organization, a fee may be charged by those institutions for providing administrative services in connection with your investment.

Payments for Fund shares must normally be in U.S. dollars and in order to avoid fees and delays should be drawn on a U.S. bank. Please remember that The Pilot Funds retains the right to reject any purchase order.

Your Alternative Purchase Options

Your purchases of Fund shares are subject to either a front-end or back-end sales charge. You may elect to have the sales charge deducted at the time of your investment -- on the "front-end" -- or choose to defer the sales charge until your investment is redeemed -- on the "back-end". This back-end sales charge declines over time and is known as a "contingent deferred sales charge." If you decide to pay the sales charge at the time you make your investment, your purchase will be made in Class A Shares, whereas if you prefer to pay the sales charge when you redeem your investment, your purchase will be made in Class B Shares. Once you have held Class B Shares for six years, you do not pay the contingent deferred sales charge when you redeem those shares.

Characteristics of Class A Shares and Class B Shares

Class A Shares and Class B Shares differ primarily in their sales charge structures and distribution arrangements, including ongoing distribution fees. The classes may also have differing transfer agency and other fees, although the Fund currently does not intend to allocate such fees on a class basis. You should understand that the purpose and function of the sales charge structures and distribution arrangements for both Class A Shares and Class B Shares are the same.

Class A Shares: Class A Shares are sold at their net asset value plus a front-end sales charge of up to 4.50%. (See "How to Buy Shares -- Explanation of Sales Price".) This front-end sales charge may be reduced or waived in some cases. (See "Front-End Sales Charge Reductions.") Class A Shares are subject to ongoing distribution fees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Class A Shares.

Class B Shares: Class B Shares are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the shares are redeemed within six years of investment. (See "How to Buy Shares
-- Explanation of Sales Price".) Class B Shares are subject to ongoing distribution fees at an annual rate of up to 1.00% of a Fund's average daily net assets attributable to its Class B Shares. These ongoing fees, which are higher than those charged on Class A Shares, will cause Class B Shares to have a higher expense ratio and pay lower dividends than Class A Shares.

Eight years after purchase, Class B Shares will convert automatically to Class A Shares. The conversion relieves a shareholder of Class B Shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged.

The conversion from Class B Shares to Class A Shares takes place at net asset value, so you receive dollar-for-dollar the same value of Class A Shares as you had of Class B Shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. As a result of the conversion, the converted shares are relieved of the distribution fees borne by Class

B Shares, although they are subject to the distribution fees borne by Class A Shares.

Class B Shares of a Fund acquired through a reinvestment of dividends or distributions from that Fund (as discussed under "Dividends and Distributions") are also converted at the earlier of two dates -- eight years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Class B Shares that were not acquired through reinvestment of dividends or distributions. For example, if you make a one-time purchase of Class B Shares of a particular Fund, and subsequently acquire additional Class B Shares of that Fund only through reinvestment of dividends and/or distributions from that Fund, all of your Class B Shares in that Fund, including those acquired through reinvestment, will convert to Class A Shares of that Fund on the same date.

Considerations In Choosing Between Class A And Class B Shares

The decision as to which share class may be more beneficial for you depends, in part, on the amount and intended length of your investment. Due to the lower ongoing distribution fees on Class A Shares, the dividends for those shares will be higher than the Class B Shares. However, since a front-end sales charge is deducted from your purchase at the time of your investment, not all of your purchase amount will purchase shares. Thus, the same initial investment will purchase more Class B Shares than Class A Shares of the same Fund. In addition, Class B Shares are subject to a contingent deferred sales charge.

Since large investors may qualify for a reduced front-end sales charge (see "Front-End Sales Charge Reductions"), such investors should consider making their purchase in Class A Shares.

Because of these possible front-end sales charge reductions, purchases in excess of $100,000 may be more advantageous to you if made in Class A Shares rather than Class B Shares. In any event The Pilot Funds will not accept any order of $250,000 or more for Class B Shares. In addition, regardless of whether you qualify for a reduced front-end sales charge, if you expect to hold your investment for an extended period of time, you might still consider purchasing Class A Shares because the accumulated higher ongoing expenses, together with the contingent deferred sales charge, of the Class B Shares will exceed the amount of the front-end sales charge and ongoing distribution fees related to Class A Shares.

On the other hand, you might decide, because you would be subject to higher front-end charges, or for other reasons, that it would be more advantageous for you to have all of your purchase amount invested immediately in Fund shares, even though you would also be subject to higher ongoing distribution fees. These higher ongoing fees might be offset by any return you receive from the additional shares you originally purchased as a result of not having to pay a front-end sales charge. You should note however, that a Fund's future returns cannot be predicted, and that there is no assurance that such returns, if any, would compensate for those higher ongoing expenses. You should also remember that you would be subject to any applicable contingent deferred sales charge during the first six years of your investment in Class B Shares.

If You Have Questions

If you are investing in The Pilot Funds through an account with Boatmen's Investment Services or another Service Organization, you should speak with your assigned Account Representative or contact person at such organization. If you are a direct investor with The Pilot Funds and need assistance with your account, a Pilot Funds service representative is available to answer your questions by calling the appropriate toll-free numbers listed below.
---------------------------------------------------------------

     CALL                   FOR INFORMATION
---------------   -----------------------------------
800/71-PILOT      Regarding the Fund's investment
8:00 am to        objectives and policies or for
7:00 pm           information about opening an
Central time      account (including information
                  regarding the Fund's alternative
                  purchase options). Information on
                  changing your Pilot Fund's
                  services, and Statements of
                  Additional Information, are also
                  available at this number.
-----------------------------------------------------
800/227-3654      To obtain your account balance or
8:00 am to        to request a telephone transaction.
5:00 pm
Central time

---------------------------------------------------------------

With respect to telephone transactions, The Pilot Funds and its service contractors will employ reasonable procedures to ensure that instructions communicated by phone are genuine; if these procedures are not followed, The Pilot Funds or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmation to shareholders within 72 hours of a telephone transaction, verifying the account name and a shareholder's account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. Each party who establishes an account directly with The Pilot Funds automatically has the ability to engage in telephone transactions unless that party elects otherwise.

The Pilot Funds will send you the following statements and reports to provide you with current information on the status of your account:

Confirmation Statements  After every transaction that
                         affects your account balance or
                         your account registration.
Account Statements       Either monthly, quarterly or
                         annually depending on the Fund in
                         which you invest or the type of
                         account you hold.
Financial Reports        Every six months. To reduce The
                         Pilot Funds' expenses, only one
                         copy of most Fund reports will be
                         mailed to your household, even if
                         you have more than one account in
                         a fund.

HOW TO BUY SHARES

This section provides you with pertinent information on how to buy Fund shares. Further information can be found under "Transaction Rules". Before investing you will need to decide whether to purchase Class A Shares (which are sold with a front-end sales charge) or Class B Shares (which are sold without a front-end sales charge but are subject to a contingent deferred sales charge). See "Your Alternative Purchase Options".

                                    MINIMUM INVESTMENT
                                  ----------------------
                                  TO OPEN    ADDITIONAL
                                  ACCOUNT    INVESTMENTS
                                  -------    -----------
Regular Account................... $1,000       $ 100
Automatic Investment Plan......... $  100       $ 100
Employee* -- Regular Accounts..... $  500       $ 100
Employee* -- Automatic Investment
  Plan............................ $  100       $  50
Tax-Sheltered Retirement Plans.... $  500       $  50
Exchange Transactions............. $1,000       $ 500

------------

*Applies to employees of the Adviser and its affiliates.

OPENING AND ADDING TO YOUR PILOT FUNDS ACCOUNT

As described above under "Getting Your Investment Started," you may purchase Fund shares through Boatmen's Investment Services, Inc. or another Service Organization. Direct investments in The Pilot Funds may also be made in a number of different ways, as shown in the following chart. Simply choose the method that is most convenient for you. Any questions you have can be answered by calling the appropriate toll-free number indicated above under "If You Have Questions".

[CAPTION]

------------------------------------------------------------------------------------------------------------
                                                                               TO ADD TO AN ACCOUNT
                                        TO OPEN AN ACCOUNT                    HELD DIRECTLY WITH THE
                                   DIRECTLY WITH THE PILOT FUNDS                    PILOT FUNDS
                                   -----------------------------              ----------------------
By Mail to:                    -- Complete an Account Application      -- Make your check payable to the
The Pilot Funds                   and mail it, along with a check         particular Fund in which you are
c/o BISYS Fund Services           payable to the Fund in which you        investing and mail it to the
Dept. L-1709                      are investing, to the address on        address on the left.
Columbus, OH 43260-1709           the left.
                                                                       -- Please include your account number
                                                                          on your check.
                                                                       -- Or use the convenient form
                                                                          attached to your regular Fund
                                                                          statement.
------------------------------------------------------------------------------------------------------------
In Person to:                  -- Deliver the Account Application      -- Deliver your check payable to the
BISYS Fund Services               and your check payable to the Fund in   particular Fund in which you are
3435 Stelzer Road                 which you are investing to the          investing to the address on the
Columbus, OH 43219-3035           address on the left.                    left.
                                                                       -- Please include your account number
                                                                          on your check.
------------------------------------------------------------------------------------------------------------
By Wire to:                    -- Ask your bank to send immediately    -- Ask your bank to wire immediately
Call 1-800-71-PILOT for           available funds by wire.                available funds as described at
Wire Instructions                                                         left, except that the wire should
                               -- The wire should say that you are        note that it is to make a
                                  opening a new Fund account (if an       subsequent purchase rather than to
                                  Account Application Form is not         open a new account.
                                  received for a new account within
                                  30 days after the wire is received,  -- Please include your Fund account
                                  dividends and redemption proceeds       number.
                                  from the account will be subject to
                                  back-up withholding). The wire
                                  should say that the purchase is to
                                  be in your name.
                               -- Include your name, address and
                                  taxpayer identification number.
                                  Indicate the name of the Fund in
                                  which you are investing. Investors
                                  should also indicate share class
                                  selection.
                               Consult your bank for information on remitting funds by wire and associated bank charges
------------------------------------------------------------------------------------------------------------
Automatic Investment (allows   -- You must first complete an Account   -- Call 800/71-PILOT to find out how
regular investment without        Application and select the              to set up this service.
ongoing paperwork)                Automatic Investment Plan option.
                                                                       -- Additional purchases will then
                               -- Call 800/71-PILOT for more              automatically be made as directed
                                  information.                            by you.

--------------------------------------------------------------------------------

Explanation of Sales Price

The public offering price for each class of shares is based upon net asset value per share plus, in the case of Class A Shares, a front-end sales charge. Net asset value per share for each class of the Fund will be determined by adding the value of the Fund's investments, cash and other assets attributable to the class, subtracting the Fund's liabilities attributable to that class, and then dividing the result by the number of shares in the class that are outstanding. The assets of the Fund are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Trustees. Debt securities held by the Fund that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value.

The per share net asset values of Class A Shares and Class B Shares will diverge due to the different distribution expenses borne by the classes. More information about valuation can be found in the Fund's Statement of Additional Information, which is available upon request.

Net asset value is computed as of 3:00 P.M., Central time, on all days the New York Stock Exchange (the "Exchange") is open for trading, which is Monday through Friday except for holidays (scheduled Exchange holidays for 1997 are New Years Day (observed), President's Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed)). On those days when the Exchange closes early as a result of such day being a partial holiday or otherwise, the right is reserved to advance the time on that day by which purchase and redemption requests must be received.

CLASS A SHARES: THE FRONT-END SALES CHARGE OPTION. The front-end sales charge for Class A Shares of the Fund begins at 4.50% and may decrease as the amount you invest in Class A Shares increases, as shown in the following chart:

                                    PER SHARE
                                AS A PERCENTAGE OF          DEALERS
                            --------------------------  REALLOWANCE AS A
                                            NET ASSET    PERCENTAGE OF
   AMOUNT OF TRANSACTION    OFFERING PRICE    VALUE      OFFERING PRICE
--------------------------- --------------  ----------  ----------------
Less than $100,000.........      4.50          4.71           4.00
$100,000 to $249,999.......      3.75          3.90           3.25
$250,000 to $499,999.......      3.00          3.09           2.50
$500,000 to $999,999.......      2.00          2.04           1.75
$1,000,000 to $2,499,999...      1.00          1.01           0.90
$2,500,000 and over........      0.00          0.00           0.00

It is possible that the dealers reallowance shown in the table above may change over time. Further reductions in the sales charges shown above are also possible -- please see "Sales Charge Reductions".

CLASS B SHARES: THE CONTINGENT DEFERRED SALES CHARGE OPTION. Although you pay no front-end sales charge on Class B Shares, if you redeem those shares within six years after the date you purchased them, the shares will be subject to a contingent deferred sales charge at the rates set forth in the chart below. The sales charge is charged on the lesser of the net asset value on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is charged on any increase in the principal value of your shares.

The amount of any contingent deferred sales charge will be different depending on the number of years that elapse between the time you pay for Class B Shares and the time those shares are redeemed. Solely for purposes of determining the number of years from the time of payment for your share purchase, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

                                                 CONTINGENT DEFERRED
                                                    SALES CHARGE
                                                 (AS A PERCENTAGE OF
                NUMBER OF YEARS                 DOLLAR AMOUNT SUBJECT
            ELAPSED SINCE PURCHASE                 TO THE CHARGE)
            -----------------------             ---------------------
One............................................          4.50%
Two............................................          4.00%
Three..........................................          3.50%
Four...........................................          3.00%
Five...........................................          2.50%
Six............................................          1.75%
After Six Years................................          0.00%

When you sell your Class B Shares, your order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Class B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (i.e., shares held longer than six years and shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge waivers) and after that from the Class B Shares you have held the longest.

For example, assume you purchased 100 Class B Shares at $10 a share (for a total cost of $1,000), three years later the shares have a net asset value of $12 per share and during that time you acquired 10 additional shares through dividend reinvestment. If you then make your first redemption of 50 shares (resulting in proceeds of $600, 50 shares X $12 per share), the first 10 shares redeemed will not be subject to the contingent deferred sales charge because they were acquired through reinvestment of dividends. With respect to the remaining 40 shares redeemed, the contingent deferred sales charge is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $400 of the $600 you received from selling your shares will be subject to the contingent deferred sales charge, at a rate of 3.50%, the applicable rate in the third year after purchase. The proceeds from the contingent deferred sales charge that you may pay upon redemption go to the Distributor, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class B Shares. The contingent deferred sales charge, along with the ongoing distribution fees paid with respect to Class B Shares, enables those shares to be purchased without the imposition of a front-end sales charge.

HOW TO SELL SHARES


The Pilot Funds makes it easy to sell, or "redeem" your shares. If you purchased your shares through an account at Boatmen's Investment Services, Inc. or another Service Organization, you may redeem shares in accordance with the instructions pertaining to that account. If you purchased your shares directly from The Pilot Funds, you have the ability to redeem shares by any of the methods described below. Requests must be signed by you and by each other owner of the account (for joint accounts). Except for a contingent deferred sales charge that may be charged on Class B Shares, The Pilot Funds imposes no charges when you redeem shares.

--------------------------------------------------------------------------------

                                       HOW TO REDEEM SHARES                        ADDITIONAL LIMITATIONS
                               -------------------------------------        -------------------------------------
By Mail to:                    -- Send a signed request (each owner,        -- Requests greater than $50,000 per
The Pilot Funds                   including each joint owner, must             day must be signature guaranteed.
c/o BISYS Fund Services           sign) to the Transfer Agent at the
Dept. L-1709                      address on the left.                      -- You should refer to "Transaction
Columbus, OH 43260-1709                                                        Rules" below for additional
                               -- Be sure to include both the name             limitations.
                                  of the particular Fund whose shares
                                  you are selling and your account
                                  number.
-----------------------------------------------------------------------------------------------------------------
By Wire:                       -- After you have signed up for wire         -- The Transfer Agent may act upon
                                  redemption privileges on the                 such a request from any person
                                  Account Application, you may                 representing himself or herself to
                                  instruct the Transfer Agent to wire          be you and reasonably believed by
                                  your redemption proceeds to your             the Transfer Agent to be genuine.
                                  bank account by sending a request
                                  in writing or by phone                    -- The transaction amount must be a
                                  (800/71-PILOT).                              $1,000 minimum.
                                                                            -- This privilege may be subject to
                                                                               limits regarding frequency and
                                                                               overall amount.
-----------------------------------------------------------------------------------------------------------------
In Person to:                  -- Deliver your written request              -- Requests must be signed by each
BISYS Fund Services               directly to the Transfer Agent at the        owner, including each joint owner.
3435 Stelzer Road                 address on the left.
Columbus, OH 43219-3035                                                     -- Requests greater than $50,000 per
                                                                               day must be signature guaranteed.
-----------------------------------------------------------------------------------------------------------------
Systematic Withdrawal          -- Withdrawals begin after you have          -- Your account must have a total net
(permits automatic                signed up for this service (either           asset value of at least $5,000.
withdrawal of pre-arranged        on the account application or in a
amount)                           subsequent letter to the Transfer         -- The transaction amount must be at
                                  Agent).                                      least $50 minimum.
                               -- Call 800/71-PILOT for more
                                  information.
                                  Consult your bank for information on remitting funds by wire and associated bank charges

--------------------------------------------------------------------------------

Redemption requests are processed when received in proper form by The Pilot Funds at the net asset value per share next determined after such receipt (subject to the contingent deferred sales charge for Class B Shares).

TRANSACTION RULES

THE PURCHASE PROCEDURES differ depending on whether you place your order directly with The Pilot Funds or use Boatmen's Investment Services or another Service Organization.

Purchases and sales should be made for long-term investment purposes only and not for short-term trading. The Funds and its Service Organizations each reserve the right to restrict purchases of Shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in the Fund's share price appears evident. Additionally, the Fund reserves the right to reject any purchase order (including exchanges) that is not received in "good order."

IF YOU PLACE AN ORDER FOR FUND SHARES in proper form, it will be processed upon receipt by the Transfer Agent where Boatmen's Investment Services or another Service Organization undertakes to pay for the order in immediately available funds wired to the Transfer Agent by the close of business the next Business Day. If the Transfer Agent receives your order and, where required, payment by 3 p.m., Central time, your shares will be purchased at the public offering price calculated on that day. Otherwise, your shares will be purchased at the public offering price determined as of 3 p.m., Central time, on the next Business Day.

IF YOU PLACE AN ORDER FOR FUND SHARES THROUGH BOATMEN'S INVESTMENT SERVICES OR ANOTHER SERVICE ORGANIZATION, and you place your order in proper form on any Business Day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 3 p.m., Central time on that day, if Boatmen's Investment Services or your other Service Organization then sends your order to the Transfer Agent before the end of its Business Day (which is normally 4 p.m., Central time.) Boatmen's Investment Services or your other Service Organization must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days.

WIRE PURCHASES AND REDEMPTIONS. If you purchase shares by wire, you must file an Account Application before any of those Shares can be redeemed. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information about sending and receiving funds by wire, including any charges by your bank for these services. The Pilot Funds may decide at any time to no longer permit wire redemptions.

MISCELLANEOUS PURCHASE INFORMATION. You must specify at the time of investment whether you are purchasing Class A or Class B Shares. Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Share certificates will not be issued. If your check does not clear, a fee may be imposed by the Transfer Agent. If shares are purchased with a check that does not clear, the purchase will be cancelled and the purchaser will be subject to any losses or fees incurred in the transaction.

MISCELLANEOUS REDEMPTION INFORMATION. The Pilot Funds usually makes payments for the shares that you redeem within three business days after it receives your request in proper form. SHARES PURCHASED BY CHECK FOR WHICH A REDEMPTION REQUEST HAS BEEN RECEIVED WILL NOT BE REDEEMED UNLESS THE CHECK USED FOR INVESTMENT HAS CLEARED, WHICH MAY TAKE UP TO SEVEN BUSINESS DAYS OR MORE. If the purchaser purchases shares by Federal Funds wire the purchaser may avoid this delay. Redemption requests by telephone prior to the expiration of the seven-day period will not be accepted. The telephone redemption option will be suspended for a period of 30 days following a telephonic address change.

When redeeming shares in the Fund, you should indicate whether you are redeeming Class A or Class B Shares. If you own Class A and Class B Shares of the Fund, Class A Shares will be redeemed first unless you request otherwise.

Certain types of redemption requests will need to include a signature guarantee for each name in which the account is registered. Signature guarantees must accompany redemption requests for: (i) an amount in excess of $50,000 per day,
(ii) any amount if the redemption proceeds are to be sent elsewhere than the address of record on The Pilot Funds' books, or (iii) an amount of $50,000 or less if the address of record has been on The Pilot Funds' books for less than sixty days, although the Transfer Agent reserves the right to require signature guarantees on all redemptions. Signature guarantees are designed to protect both you and The Pilot Funds from fraud. To obtain a signature guarantee you should visit a bank, trust company, credit union, savings association, broker-dealer or other member of a national securities exchange, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee".

If you experience difficulty in contacting the Transfer Agent to redeem shares by phone, for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

THE VALUE OF SHARES THAT ARE REDEEMED IN THE FUND may be more or less than their original cost, depending on the Fund's current net asset value. In addition, if you are redeeming Class B Shares you may be subject to a contingent deferred sales charge, which will be deducted from the proceeds of your redemption.

THE FUND MAY SUSPEND THE RIGHT OF A SHAREHOLDER TO REDEEM SHARES and may suspend the date of payments by the Fund (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or if trading in the markets the Fund normally utilizes is closed or is restricted as determined by the Securities and Exchange Commission ("SEC"), (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of the Shareholders of the Fund.

The Fund reserves the right to adopt by action of the Trustees a policy pursuant to which it may without Shareholder approval redeem upon not less than 60 days' notice (a) Shares in an account which have a value below $500, or such other amount as the Trustees may designate at the time the policy is adopted (provided, however, that the Fund will not redeem Shares when, due to a change in the net asset value of the Shares, the value of a Shareholder's account drops below such designated minimum amount; and provided further that during the notice period Shareholders will have the opportunity to bring the value of their accounts up to the designated amount) or (b) all of the Fund's Shares if such Shares have an aggregate value below a designated amount and if the Trustees determine that it is not practical, efficient or advisable to continue the operation of the Fund and that any applicable requirements of the 1940 Act have been complied with. As of the date of this Prospectus, no such policy has been adopted. While, as indicated above, the Trustees have the authority to adopt, and thereafter to change from time to time, such a policy, they will not do so without providing at least 60 days' notice to the Shareholders.

In unusual circumstances The Pilot Funds may make payment in readily marketable portfolio securities at their market value equal to the redemption price.

In order to maximize earnings on the Fund, the Fund tries to be invested as completely as is practicable. Accordingly, orders for Class A and Class B Shares received by a Service Organization by 3:00 p.m., Central time, on Business Days are executed at the net asset value next calculated after receipt of the order, plus a sales load, if any. Different Service Organizations may establish different times by which purchase orders must be received by them in order to ensure timely transmittal of purchase orders to the Transfer Agent and payments to the Custodian or the Funds.

The purchase price must be paid by a Service Organization by wiring Federal Funds to the Custodian or by forwarding a check to Pilot International Equity Fund, c/o BISYS Fund Services, Dept. L-1709, Columbus, OH 43260-1709. Payment must be received within three business days of receipt of the purchase order. Boatmen's Investment Services and other participating Service Organizations have undertaken to arrange for the timely transmittal of purchase orders to the Transfer Agent and of payments to the Custodian or the Funds. Purchases may be made through a customer's account at Boatmen's, its affiliates or other Service Organizations.

Additional purchases may be made at any time through Service Organizations or directly with the Fund's Transfer Agent, c/o The Pilot Funds, Pilot International Equity Fund, Dept. L-1709, Columbus, OH 43260-1709.

In certain situations or for certain individuals or entities, the front-end sales charge for Class A Shares of the Fund may be waived either because of the nature of the investor or the reduced sales efforts required to attract such investments. No sales charge is charged on reinvested dividends or distributions. Likewise, there is no front-end sales charge on (1) any purchase by Boatmen's, BISYS, any of their affiliates or their respective officers, partners, directors or employees (including retired employees), any Trustee or officer of The Pilot Funds and designated family members of any of the above individuals, (2) any purchase by any registered representative or full-time employee of broker-dealers or Service Organizations having agreements with the Distributor pertaining to the sale and/or servicing of Fund shares (and their spouses and minor children) to the extent permitted by such organizations, (3) any purchase by any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission, (4) any purchase by a registered investment adviser who is purchasing shares for its own account or for accounts for which it is authorized to make investment decisions (i.e., a discretionary account), (5) any shares issued in connection with reorganizations with or acquisitions of the assets of other organizations, (6) under certain circumstances, any purchase of shares pursuant to the Reinstatement Privilege described below under "Shareholder Services", (7) under certain circumstances, any purchase of shares as a result of the Cross-Reinvestment Privilege described below under "Shareholder Services", (8) any purchase of Fund shares with the proceeds from a recent redemption of shares of any other non-money market investment portfolio of another investment company, provided that any purchase must be made within 60 days of such redemption and that a copy of the account statement showing such redemption must accompany the purchase request, (9) any purchase of shares offered through a registered broker-dealer as part of a wrap product, and (10) exchanges where the shares being exchanged are non-money market fund shares that came from the distribution of assets held in a qualified trust agency or custodian account maintained with the trust department of Boatmen's or its affiliates.

In order to receive the sales charge waiver, a purchaser must certify its eligibility for a waiver to their Service Organization on its application form and must certify on such form that it will notify the Service Organization if, at the time of additional purchases, it is no longer eligible for a waiver. The Transfer Agent and Service Organizations reserve the right to request additional certification or information from a purchaser in order to verify that such purchaser is eligible for a waiver. From time to time, the Fund's distributor or a Service Organization may make expense reimbursements for special training of registered representatives in group meetings or to help pay the expenses of sales contests. In some instances, promotional incentives to dealers may be offered only to certain dealers who have sold or may sell significant amounts of Fund shares.

CERTAIN TYPES OF REDEMPTIONS MAY ALSO QUALIFY FOR AN EXEMPTION FROM THE CONTINGENT DEFERRED SALES CHARGE. To receive one of the first three exemptions listed below, you must explain the status of your redemption at the time you redeem your shares. The contingent deferred sales charge with respect to Class B Shares is not charged on (1) exchanges described under "Exchange Privileges"; (2) redemptions in connection with minimum required distributions from IRA, 403(b)(7) and Qualified Plan accounts due to the shareholder reaching age 70 1/2; (3) redemptions in connection with a shareholder's death or disability (as defined in the Internal Revenue Code); and (4) involuntary redemptions as a result of an account's net asset value remaining below $1,000 after thirty days' written notice. In addition, no contingent deferred sales charge is charged on shares acquired through the reinvestment of dividends or distributions.

SHAREHOLDER SERVICES

The Pilot Funds provides a variety of ways to make managing your investments more convenient. Some of these methods require you to request them on your Account Application or you may request them after opening an account by sending a signature guaranteed letter of instruction to the Transfer Agent.

Tax Sheltered Retirement Plans

The Fund will offer Class A and Class B Shares for purchase by retirement plans, including Individual Retirement Account Plans for individuals and their non-employed spouses.

Detailed information concerning these plans and copies of the plans will be available from Service Organizations. This information should be read carefully, and consultation with an attorney or tax adviser is advisable. The information will set forth the service fee charged for retirement plans and describe the federal income tax consequences of establishing a plan. Under all plans, dividends and distributions will be automatically reinvested in additional shares of the same fund or, if so directed by the shareholder, in cash, in shares of another fund or in Administration Shares of a Money Market Fund. An initial investment minimum of $500 applies to purchases in connection with tax-sheltered retirement plans.

EXCHANGE PRIVILEGES AMONG THE PILOT FUNDS

If you have purchased shares directly from The Pilot Funds, you may sell your Fund shares and buy other shares of The Pilot Funds by calling the Transfer Agent at 800/71-PILOT or sending a written exchange request to the Transfer Agent at The Pilot Funds, c/o BISYS Fund Services, Dept. L-1709, Columbus, OH 43260-1709. If you have purchased shares through an account at Boatmen's Investment Services, Inc. or another Service Organization, you may sell your fund shares and buy shares of the other Pilot Funds in accordance with the procedures applicable to your account. Specifically, Class A Shares of a Fund may be exchanged for Class A Shares of any other Fund and Class B Shares of a Fund may be exchanged for Class B Shares of any other Fund. Class A Shares purchased with a front-end sales charge may be exchanged without the need to pay any additional front-end charge on the shares acquired through the exchange. Class B Shares may be exchanged without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Class B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange.

If you have a qualified trust, agency or custodian account with Boatmen's or its affiliates, and your shares are to be held in that account, you may also exchange your current Class A Shares in a Fund for Pilot Shares in the same Fund. Pilot Shares are subject to the same shareholder transaction expenses as Class A Shares except that Pilot Shares are not subject to a front-end sales charge. Pilot Shares are subject to the same annual fund operating expenses as those for Class A Shares except that Pilot Shares make no annual Rule 12b-1 Distribution payments. In addition, the procedures for effecting transactions in Fund shares and other features related to the servicing and maintenance of a Fund account may differ for Pilot Shares of the Fund from those applicable to Class A Shares depending on the terms of the shareholder's qualified trust, agency, or custodian relationship with Boatmen's or its affiliate. For more information on holding Pilot Shares of the Funds, please see the prospectus for Pilot Shares which can be obtained by calling 1/800/71-PILOT and consult the institution (Boatmen's or an affiliate) which will maintain the account holding the Pilot Shares received by exchanging Class A Shares.

For investors holding their shares directly, a minimum initial investment of $1,000 must be made to establish an account into which exchange proceeds will be invested.

Exchanges may have tax consequences for you. Consult your tax adviser for further information.

If you are opening a new account in a different Fund by exchange, the shares being exchanged must be at least equal in value to the minimum investment for the Fund in which the account is being opened. The particular class of shares you are exchanging into must be registered for sale in your state.

Additional information regarding exchanges can be obtained by reading the Statement of Additional Information. The Exchange Privilege may be modified or terminated at any time. At least 60 days' notice will be given to shareholders of any material modification or termination of the Exchange Privilege except where notice is not required by the SEC.

AUTOMATIC INVESTMENT PLAN
(requires your request)

One easy way to pursue your financial goals is to invest money regularly. The Pilot Funds offers the Automatic Investment Plan--a convenient service that lets you transfer money from your bank account into your Fund account automatically, on a schedule of your choice.

At your option, your bank account will be debited in a particular amount that you have specified, and Fund shares will be automatically purchased at regular intervals. Your bank account must be a checking, NOW or bank money market account maintained at a domestic financial institution which is an Automatic Clearing House member. Your institution must also permit automated withdrawals (which may be subject to a fee by that institution). A minimum initial investment of $100 is required for Automatic Investment Plans and the minimum amount required for subsequent investments is $100. The minimum amount required for initial and subsequent investments as part of the Plan for employees of Boatmen's or its affiliates is $50.

The Automatic Investment Plan is one means by which you may use "DOLLAR COST AVERAGING" in making investments. Dollar Cost Averaging can be useful in investing in portfolios such as the Fund whose price per share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help you to reduce your average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, constant basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be a good way to invest for retirement, a home, educational expenses and other long-term financial goals.

You may cancel your Automatic investments or change the amount of purchase at any time by mailing written notification to the Transfer Agent at Department L-1709 Columbus, OH 43260-1709. You may also implement the Dollar Cost Averaging method on your own initiative. The Pilot Funds may modify or terminate the Automatic Investment Plan at any time or charge a service fee, although no such fee currently is contemplated.

AUTOMATIC WITHDRAWAL PLAN
(requires your request)

The Pilot Funds offers a convenient way of withdrawing funds from your investment portfolio. You may request regular monthly, quarterly, semi-annual or annual withdrawals in any amount above $50 provided the Fund account you are withdrawing from has a minimum current balance of at least $5,000. There is no minimum withdrawal amount required for automatic withdrawals by employees of Boatmen's or its affiliates. The automatic withdrawal will be made on the first or fifteenth day of the month. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous for share classes that charge a sales charge. Use of the Plan may also be disadvantageous for Class B Shares during the first six years a share is held, due to the potential need to pay a contingent deferred sales charge.

FRONT-END SALES CHARGE REDUCTIONS

YOU MAY BE ENTITLED TO LOWER SALES LOAD CHARGES ON CLASS A SHARES OF THE FUND THROUGH RIGHT OF ACCUMULATION, STATEMENT OF INTENTION AND QUANTITY DISCOUNTS.

Right of Accumulation. When buying Class A Shares, your current aggregate investment determines the amount of any sales load that you pay. If your current aggregate investment plus the purchase price of the new investment in Class A Shares accumulates to the requisite amount or beyond, the sales percentage charged to you on subsequent investments is decreased. Your current aggregate investment is the accumulated combination of your immediate investment along with the Class A Shares that you beneficially own in the Fund alone or in combination with Class A Shares of other funds of the Pilot Family of Funds (excluding Administration Shares of the Money Market Funds not acquired by exchange from other funds.) Class A Shares purchased without the imposition of a sales charge may not be aggregated with Class A Shares purchased subject to a sales charge. Class A Shares of the Fund and Class A shares of other funds of the Pilot Family of Funds purchased (i) by an individual, his spouse and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales level.

EXAMPLE

If a Class A Shareholder owns Class A Shares with a current market value of $75,000 and purchases additional Class A Shares with a purchase price of $25,000, the sales load for the $25,000 purchase would be the rate applicable to a single purchase of $100,000.

To qualify for a reduced sales load charge, you or your Service Organization must notify the Transfer Agent at the time of investment. The reduced sales charge is subject to confirmation of your holdings through a check of appropriate records.

Statement of Intention. This Statement provides the means for you to receive a reduced sales load on all of your investments in Class A Shares, whether they are of the Fund alone or in combination with Class A Shares of the Funds (excluding the Money Market Funds). The Statement of Intention is your commitment to acquire an aggregate investment for $100,000 or more within a 13-month period. You should read the Statement of Intention, which you can obtain by calling 800/71-PILOT, as you will be bound by its terms.

While signing a Statement of Intention does not bind you to purchase, or The Pilot Funds to sell, the full amount indicated at the sales load in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales load.

When you sign a Statement of Intention, the Transfer Agent is authorized to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales load on the amount actually invested. After the terms of the Statement of Intention are fulfilled, the escrow will be released.

Within a 13-month period beginning up to 90 days prior to the date of its execution, the Class A Shares you purchase may be used as a credit toward the completion of the Statement of Intention. The investments you make during the period receive the discounted sales charge based on the full amount of your investment commitment. A shareholder may include the value of all Pilot Fund Class A Shares on which a sales load has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made to reflect any reduced sales load applicable to shares purchased only during the 90-day period prior to the submission of your Statement of Intention.

If your aggregate investment exceeds the amount indicated in your Statement, an adjustment will be made to reflect any further reduced sales load applicable to your excess investment. The adjustment will be in the form of additional Class A Shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

Quantity Discounts. As you can see by looking at the table in the section entitled "Class A Shares: The Front-End Sales Charge Option", larger purchases in Class A Shares may result in lower front-end sales charges to you. If requested, purchases by you, your spouse and your minor children will be combined when computing the applicable front-end sales charge.

CROSS-REINVESTMENT PRIVILEGE

You may want to have your dividends, capital gains distributions, or both, received from a Fund automatically invested in shares of any other Fund or any of The Pilot Funds' other investment portfolios. Investments will be made at a price equal to the net asset value of the acquired shares determined after receipt of the distribution proceeds by the Transfer Agent. No sales load will be charged on such investments. In order to qualify for the Cross-Reinvestment Privilege, the value of your account in the acquired fund must equal or exceed the acquired fund's minimum initial investment requirement. There are no subsequent investment requirements for amounts to which dividends and capital gains distributions are directed nor are service fees currently charged for effecting these transactions. The election to cross-reinvest dividends or distributions will not affect the tax treatment of such dividends and capital gains distributions, which will be treated as received by you and then used to purchase shares of the acquired fund.

REINSTATEMENT PRIVILEGE

If you are a Class A shareholder in the Fund, you may reinvest all or any portion of your redemption proceeds (plus that amount necessary to acquire a fractional share to round off your purchase to the nearest full share) in Class A Shares of any other Fund without paying a sales load. Shares so acquired will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a written purchase order indicating that the Shares are eligible for reinstatement at net asset value by a Shareholder's Service Organization and payment. If you wish to use this privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption and the shares must have been held for at least 30 days before the redemption. The reinstatement privilege may be exercised once annually by a Class A Shareholder, except that there is no such limit as to the availability of this privilege in connection with transactions the sole purpose of which is to reinvest the proceeds at net asset value in a tax-sheltered retirement plan.

A reinstating Shareholder may realize a gain or loss for federal tax purposes as a result of such redemption. If the redemption occurs within ninety (90) days after the original purchase of Class A Shares, any sales load paid on the original purchase cannot be taken into account by a Class A Shareholder reinstating at net asset value for purposes of determining gain or loss realized on the redemption, but instead will be added to the tax basis of the Class A Shares received in the reinstatement, provided that Shares of the Fund into which the reinstatement is made are subject to a sales load on initial purchases. To the extent that any loss is realized and the Class A Shares of the Funds are purchased within thirty (30) days before or after the redemption, some or all of the loss will not be allowed as a deduction depending upon the number of Class A Shares purchased. Shareholders should consult their own tax advisers concerning the tax consequences of reinstatement.

DIVIDENDS AND DISTRIBUTIONS

Where do your dividends and distributions come from?

The Fund's net investment income consists of the excess of (i) certain accrued interest, (ii) accretion of discount (including both original issue and market discount, if any, on certain portfolio securities) and (iii) any income of the Fund from sources other than capital gains, over (iv) the amortization of market premium on certain portfolio securities and (v) the estimated expenses of the Fund, including a proportionate share of the general expenses of the Fund.

What are your dividend and distribution options?

A shareholder may elect on his or her application form to have dividends, capital gains distributions or both either paid in cash or reinvested in shares of the same fund or one of the other funds, as described under "Shareholder Services--Cross-Reinvestment Privilege." Such reinvestments will be made at the net asset value per share. This election may be changed upon written notice to the Service Organization at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends and capital gain distributions will be reinvested in the same Fund. The election to reinvest dividends and distributions paid by the Fund in additional Shares of the Fund or any other fund of the Pilot Family of Funds will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the Fund or another fund of the Funds. Any election to reinvest in additional Shares or to receive cash will be administered by the Shareholder's Service Organization in a manner arranged for the Fund. If you elect to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

When are dividends and distributions declared and paid?

The Fund intends to declare and pay dividends from net investment income at least annually.

DISTRIBUTION ARRANGEMENTS

The Pilot Funds has adopted Distribution Plans for its Class A and Class B
Shares.

UNDER THESE PLANS THE DISTRIBUTOR RECEIVES PAYMENTS FOR DISTRIBUTION AND SUPPORT SERVICES. The Distribution Plan for Class A Shares authorizes payments to the Distributor and Service Organizations for personal services provided to Class A shareholders and/or the maintenance of shareholder accounts. Payments under the Distribution Plan for Class B Shares will also be used to pay for sales commissions and other fees payable to the Distributor and to Service Organizations and other broker-dealers who sell Class B Shares, and may include interest on such amounts that are not initially repaid by The Pilot Funds.

PAYMENTS UNDER THE DISTRIBUTION PLAN FOR CLASS A SHARES MAY NOT EXCEED 0.25% (on an annual basis) of the average daily net asset value of the shares to which such Plan relates. If more money is due the Distributor than it can collect in any month because of this limitation, the unpaid amount may be carried forward until it can be paid. Similarly, if in any month the Distributor does not expend the entire amount to which it would otherwise be entitled, this amount may be used as a credit and drawn upon to permit the payment of expenses in the future. Neither of these amounts, however, is payable beyond the fiscal year in which they accrue.

DISTRIBUTION PAYMENTS UNDER THE DISTRIBUTION PLAN FOR CLASS B SHARES MAY NOT EXCEED 1.00% (on an annual basis) of the average daily net asset value of the Class B Shares. Not more than 0.25% of such value will be used to compensate Service Organizations for personal services provided to Class B shareholders and/or the maintenance of shareholder accounts. Not more than 0.75% of such value will be paid to the Distributor as reimbursement for commissions and transaction fees of up to 4.00% (which amount may change over time) of the net asset value per share of the Class B Shares purchased by clients of the Distributor, Service Organizations and other broker-dealers who sell such Shares as well as expenses related to other promotional and distribution activities. The distribution payments under this Plan have been structured to provide you the option of purchasing Fund shares without the need to pay a front-end sales charge. The purpose and function of the contingent deferred sales charge and distribution fee for Class B Shares is the same as the front-end sales charge and distribution fee for Class A Shares. In both cases the sales charge and distribution fee are used to pay and provide compensation for the distribution of Fund shares.

Actual distribution expenses paid by the Distributor with respect to Class B Shares for any given year may exceed the distribution fees and contingent deferred sales charges received with respect to those Shares. These excess expenses may be reimbursed by a Fund or its Class B shareholders out of contingent deferred sales charges and distribution payments in future years as long as the Distribution Plan for Class B Shares is in effect.

Distribution payments under the Plans are subject to the requirements of a rule under the Investment Company Act of 1940 known as Rule 12b-1. The distribution fee and any sales charge applicable to a particular class will not be used to assist the distribution of any other class.


From time to time the Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of shares of the Fund and other portfolios of the Funds. Compensation may include tickets to sporting and other entertainment events, gifts of merchandise, and financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more portfolios of the Funds, and/or other dealer-sponsored special events. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. The Distributor, at its expense, currently conducts an annual sales contest for dealers in connection with their sales of shares of the Fund. Dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.


IF YOU ARE A CLIENT OF BOATMEN'S INVESTMENT SERVICES, INC. OR ANOTHER SERVICE ORGANIZATION, YOU SHOULD NOTE that they may charge you a separate fee for administrative services in connection with investments in Fund shares and may impose minimum customer account and other requirements. These fees and requirements would be in addition to those imposed by the Funds under the Plans or otherwise. if you are investing through Boatmen's Investment Services, Inc. or another Service Organization, please refer to their program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Boatmen's Investment Services, Inc. and the other Service Organizations have the responsibility of transmitting purchase orders and required funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Investors may note that federal banking laws currently limit the securities activities of banks. It is possible that a bank might be prohibited from acting as a Service Organization in the future. If this were to happen, the bank's shareholder clients would be permitted by the Fund to remain shareholders. The Fund's method of operations might, however, change and such shareholders might not be able to avail themselves of the services provided by their banks. No adverse financial consequences are expected to occur to these shareholders from any such event.

THE PILOT FAMILY OF FUNDS


The Pilot Funds was organized on July 15, 1982 as a Massachusetts business trust under the name Centerland Fund. On June 1, 1994, its name was changed to The Pilot Funds. The Pilot Funds is a mutual fund of the type known as an "open-end management investment company." A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. The Trustees of the Funds are responsible for the overall management and supervision of its affairs. The Agreement and Declaration of Trust permits the Board of Trustees of The Pilot Funds to create separate series or portfolios of shares. To date, fourteen portfolios have been established. The Agreement and Declaration of Trust also permits the Board of Trustees to classify or reclassify any series or portfolio of shares into one or more classes and to establish additional portfolios in the future. The Trustees have authorized the issuance of an unlimited number of shares available to selected investors, in each of three share classes (Class A Shares, Class B Shares and Pilot Shares) in the Funds. Information regarding The Pilot

Funds' other portfolios may be obtained by contacting The Pilot Funds or the Distributor.

Class A and Class B Shares of the Fund are described in this prospectus. Each Class A Share, Class B Share and Pilot Share of the Fund represents an equal proportionate interest in the assets belonging to the Fund. It is contemplated that most Shares will be held in accounts of which the record owner is a bank or other institution acting as nominee for its customers who are beneficial owners of the Shares. Pilot Shares may be purchased for accounts held in the name of an institution that is not compensated by the Funds for services provided to the institution's customers. For more information on Pilot Shares, call 800/71-PILOT Class A and Class B Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Class A and Class B Shares. Please refer to the Statement of Additional Information for the Class A and Class B Shares for a more complete description of such services. Shares of each class may be exchanged only for Shares of the same class in another fund. Except as described herein, the three classes of Shares are identical. Certain aspects of the Shares may be altered, after advance notice to Shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

When issued, Shares will be fully paid and nonassessable. In the event of liquidation, Shareholders are entitled to share pro rata in the net assets of the applicable fund available for distribution to Shareholders. Shares entitle their holders to one vote per Share, are freely transferable and have no preemptive, subscription or conversion rights.

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND PROPORTIONATE FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Shares of all the Pilot Funds portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Trustees. All shareholders of a particular fund will vote together as a single class on matters relating to the fund's investment advisory agreement and fundamental investment policies. Only Class A shareholders, however, will vote relating to the Distribution Plan for Class A Shares and only Class B Shareholders will vote on matters relating to the Distribution Plan for Class B Shares.

THE PILOT FUNDS IS NOT REQUIRED TO AND DOES NOT CURRENTLY EXPECT TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS, ALTHOUGH SPECIAL MEETINGS MAY BE CALLED FOR PURPOSES SUCH AS ELECTING OR REMOVING TRUSTEES OR OTHER PURPOSES.

THE BUSINESS OF THE FUND

FUND MANAGEMENT

THE BUSINESS AFFAIRS OF THE PILOT FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

SERVICE PROVIDERS

Adviser: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's" or the "Adviser") manages the investment portfolio of the Fund, selecting the investments and making purchase and sale orders. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737. The mailing address is P.O. Box 14737 at that address.

Investment Manager: KLEINWORT BENSON INVESTMENT MANAGEMENT AMERICAS INC. (referred to as "Kleinwort Benson"), formerly Kleinwort Benson International Investment Limited, serves as investment manager to the Fund. It is located at 200 Park Avenue, New York, New York 10166.

Administrator: BISYS FUND SERVICES LIMITED PARTNERSHIP (referred to as "BISYS"), is responsible for coordinating the Fund's efforts and generally overseeing the operation of the Fund's business. BISYS principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Distributor: Each Fund's shares are sold on a continuous basis by the Distributor, PILOT FUNDS DISTRIBUTORS, INC. (referred to as the "Distributor"), a registered broker-dealer whose ultimate corporate parent is The BISYS Group, Inc., is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Custodian: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's") is responsible for holding the investments purchased by each Fund. Boatmen's is located at 100
N. Broadway, St. Louis, Missouri 63178.

Transfer Agent: BISYS FUND SERVICES, INC. (referred to as the "Transfer Agent") is the transfer and dividend disbursing agent of the Fund. It maintains the account records of all shareholders and administers the distribution of all income earned as a result of investing in the Fund. The Transfer Agent is located at 3435 Stelzer Road, Columbus, OH 43219-3035.


MORE ABOUT BOATMEN'S. Founded in 1889, Boatmen's a trust company, organized under the laws of Missouri, provides a broad range of trust and investment services for individuals, privately and publicly held business, governmental units, pension and profit sharing plans and other institutions and organizations. As of September 30, 1996, Boatmen's and its affiliates managed nearly $83.2 billion in assets ($42.7 billion over which they had investment discretion and $40.5 billion over which they did not have investment discretion).


Boatmen's Bancshares, Inc., Boatmen's parent, is a registered bank holding company which owns substantially all of the outstanding capital stock of numerous commercial banks located in Arkansas, Illinois, Iowa, Kansas, Missouri, New Mexico, Oklahoma, Tennessee and Texas, a mortgage banking company, a credit life insurance company, a federal savings bank in Arkansas and a limited service bank in Delaware.


On August 30, 1996, Bancshares and NationsBank Corporation ("NationsBank") announced that they have entered into an agreement pursuant to which Bancshares will merge into NationsBank. The proposed merger, which will take place in January 1997, is subject to a number of conditions, including approval by the appropriate regulatory authorities and by the shareholders of both Bancshares and NationsBank. If the proposed merger is consummated, Boatmen's will become a wholly owned subsidiary of NationsBank.


Under its Advisory Agreement with the Funds on behalf of each of the Funds, Boatmen's supervises the activities of Kleinwort Benson, the investment manager. Boatmen's pays all costs incurred by it in connection with the performance of its duties under the Advisory Agreement other than the cost (including taxes and brokerage commissions, if any) of securities purchased for the Fund.

Boatmen's has designated the following portfolio manager as being primarily responsible for the management of the Fund. Michael E. Kenneally, CFA is a Senior Vice President and Director of Research. In addition to his responsibilities in connection with the management of the international portfolios, including the Fund, Mr. Kenneally is responsible for all fundamental and quantitative research as well as the management of all small capitalization and growth-style portfolios.

MORE ABOUT KLEINWORT BENSON. Kleinwort Benson is the SEC registered investment management subsidiary of the London-based Kleinwort Benson Group plc, a holding company for a merchant banking group whose origins date back to 1792. Kleinwort Benson has offices in London, Hong Kong and Tokyo and may utilize the general expertise of Kleinwort Benson Group plc and its affiliates in respect of, for example, economic analyses and predictions and market developments and trends. Kleinwort Benson plc is a wholly owned subsidiary of Dresdner Bank AG.

Since it commenced operations in 1980, Kleinwort Benson has managed investment accounts, primarily for institutions in North America, comprised of equity, fixed income and balanced portfolios. These portfolios as a general rule consist principally of foreign securities. As of June 30, 1996, Kleinwort Benson had approximately $3 billion of assets under management.

MORE ABOUT BISYS. BISYS Fund Services Limited Partnership ("BISYS") is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations. Under its Administration Agreement with the Fund, BISYS provides a wide range of such services to the Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating or providing for the calculation of the net asset values of Fund shares and dividends and capital gain distributions to shareholders, and performing other administrative functions necessary for the smooth operation of the Funds. Certain officers of The Pilot Funds, namely Messrs. Martin Dean, W. Eugene Spurbeck, George O. Martinez, William J. Tomko and Bruce Treff are also employees and/or officers of BISYS, the Distributor or an affiliate.

EXPENSES. In order to support the services described above, as well as other matters essential to the operation of the Fund, the Fund incurs certain expenses. Expenses are paid out of a Fund's assets, and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to you or deducted from your account.


As compensation for the services rendered to the Fund by Boatmen's as investment adviser, and the assumption by Boatmen's of the expenses related thereto, Boatmen's is entitled to a fee computed daily and payable monthly at an annual rate equal to .80 of 1% of the average daily net assets of the Fund. For the period from September 1, 1995 through August 31, 1996, Boatmen's was paid of the above rate. For the fiscal year ended August 31, 1996 Boatmen's required $3,873,513 in advisory fees.


Effective June 1, 1995, pursuant to approval from shareholders received at a Special Meeting held on May 24, 1995, as compensation for the services rendered by Kleinwort Benson as investment manager to the Fund, Kleinwort Benson is entitled to a fee, paid by Boatmen's directly out of Boatmen's advisory fee, computed daily and payable monthly at an annual rate equal to .40 of 1% up to $325,000,000 and .25 of 1% of such assets in excess of $325,000,000, on an annualized basis. Prior to June 1, 1995, Kleinwort Benson was entitled to a fee, computed daily and payable monthly at an annual rate equal to .80 of 1% of such assets up to $65,000,000, .40 of 1% of such assets in excess of $65,000,000 and less than $325,000,000, and .25 of 1% of such assets in excess of

$325,000,000. For the fiscal year ended August 31, 1996, the fee paid by Boatmen's to Kleinwort Benson America was $1,658,658, which equaled .34 of 1% of the Fund's average daily assets. Under the terms of the Investment Management Agreement among the Funds, Kleinwort Benson and Boatmen's, Kleinwort Benson, subject to the general supervision of the Funds' Board of Trustees and Boatmen's, manages the investment operations of the Fund and the composition of the Fund's assets, including the purchase, retention and disposition thereof. With respect to the Fund, all investment decisions are made by a committee consisting of personnel of Kleinwort Benson. No one person is responsible for recommendations to that committee.



For its services as administrator, BISYS is entitled to an administration fee from The Pilot Funds which is calculated based on the net assets of all of the investment portfolios of The Pilot Funds combined. Under the Administration Agreement, each Fund pays its pro-rata share of an annual fee to BISYS, computed daily and payable monthly, of .115 of 1% of The Pilot Funds' average net assets up to $1.5 billion, .110 of 1% of The Pilot Funds' average net assets on the next $1.5 billion and .1075 of 1% of The Pilot Funds' average net assets in excess of $3 billion. These amounts may be reduced pursuant to fee waivers by BISYS. Any such fee waivers may be terminated by BISYS at any time. For the fiscal year ended August 31, 1996, the Fund paid administrative fees to BISYS in the amount of $536,016.


The Funds are responsible for all expenses incurred by the Fund, other than those expressly borne by Boatmen's, Kleinwort Benson, BISYS or the Transfer Agent under the Advisory, Investment Management, Administration or Transfer Agency Agreements. Such expenses include, the fees payable to Boatmen's, BISYS and the Transfer Agent, the fees and expenses of the Fund's custodian, brokerage fees and commissions, any portfolio losses, state and federal registration fees for qualifying Fund Shares under federal or state securities laws, organization expenses, membership fees in investment-company organizations, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law, legal and auditing and tax fees and expenses, expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Fund's Shareholders and regulatory authorities, compensation and expenses of its Trustees and extraordinary expenses incurred by the Funds. The fees payable to Kleinwort Benson are paid by Boatmen's directly out of Boatmen's advisory fee.

FEE WAIVERS. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Boatmen's and the Fund's other service providers. However, as to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by the Fund for such amounts prior to fiscal year end. These waivers and reimbursements would increase the yield to investors when made but would decrease yields if the Fund were required to reimburse a service provider.

TAX IMPLICATIONS

As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation.

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU.

The Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, (the "Code"). As a regulated investment company, the Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. In addition, as a regulated investment company, the Fund generally will not incur a federal income or excise tax on any investment company taxableincome and net capital gains that are distributed to its Shareholders in accordance with certain timing requirements of the Code.

Dividends of investment company taxable income, which generally includes the excess of net short-term capital gains over net long-term capital losses, dividends and interest (including original issue discount and market discount), less expenses, will be taxable to Shareholders as ordinary income. If a portion of the income of the Fund consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of the excess of net long-term capital gains over net short-term capital losses, if any, which are designated as "capital gains dividends" by the Fund will be taxable as long-term capital gains regardless of how long the Shareholders have held their Shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in Shares. Distributions declared in October, November or December with a record date in such month and paid in January of the following year are taxable to Shareholders as if received on December 31 of the year declared. Shareholders will be informed about the amount and character of distributions received from the Fund for federal income tax purposes, including any distributions that may constitute a return of capital.

Investments in zero coupon securities and other original issue discount obligations will result in income to the Fund each year equal to a portion of the excess of the face value of the securities over their issue price, even though the Fund receives no cash interest payments from the securities.

Any gain or loss realized by a Shareholder upon the sale or other disposition of Shares, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the Shareholder's holding period for the Shares.

Individuals and certain other classes of Shareholders may be subject to 31% withholding of federal income tax on taxable distributions if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications regarding their tax status or if they are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a Shareholder's U.S. federal income tax liability.

If the Fund invests in foreign securities it may be subject to foreign withholding taxes on income earned on such securities and may be unable to pass through to Shareholders the ability to claim foreign tax credits and deductions with respect to such taxes. Certain gains and losses which are attributable to fluctuations in the value of foreign currency are treated as ordinary income and losses. These gains and losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to Shareholders as ordinary income.

In addition to federal taxes, a Shareholder may be subject to state and local taxes on payments received from the Fund. A state tax exemption may be available in some states to the extent distributions of the Fund are derived from interest on certain direct U.S. Government obligations or on obligations of the particular state.

Shareholders should consult their own tax advisers concerning these matters.

Further information relating to tax consequences is contained in the Statement of Additional Information.

MEASURING PERFORMANCE

Performance information provides you with a method of measuring and monitoring your investments. The Fund may quote its performance in advertisements or shareholder communications. The performance for each class of shares of a Fund is calculated separately from the performance of the Fund's other classes of shares.

Understanding performance measures:

TOTAL RETURN for the Fund may be calculated on an AVERAGE ANNUAL TOTAL RETURN basis or an AGGREGATE TOTAL RETURN BASIS. Average annual return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

The Fund may provide quotes of total returns and yields WITHOUT REFLECTING A SALES LOAD, which quotations will, of course, be higher than quotations that do reflect such a sales charge.


Performance comparisons:



The Fund may compare its total returns to that of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.



Total return data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, as well as in publications of a local or regional nature, may be used for comparison.



Total returns for the Fund may be compared to indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Lehman Brothers Bond Index, the Merrill Lynch Bond Index, the Wilshire 5000 Equity Index or the Consumer Price Index.



INVESTMENT RESULTS OF THE FUND ARE BASED ON HISTORICAL PERFORMANCE AND PERFORMANCE QUOTATIONS WILL FLUCTUATE. YOU SHOULD NOT CONSIDER QUOTATIONS TO BE REPRESENTATIVE OF FUTURE PERFORMANCE. YOU SHOULD ALSO REMEMBER THAT PERFORMANCE IS GENERALLY A FUNCTION OF THE KIND AND QUALITY OF INVESTMENTS HELD IN A PORTFOLIO, PORTFOLIO MATURITY, OPERATING EXPENSES AND MARKET CONDITIONS. FEES THAT BOATMEN'S INVESTMENT SERVICES OR ANOTHER INSTITUTION MAY CHARGE DIRECTLY TO ITS CUSTOMER ACCOUNTS IN CONNECTION WITH AN INVESTMENT IN THE FUNDS WILL NOT BE INCLUDED IN THE FUND'S CALCULATIONS OF TOTAL RETURN. INQUIRIES REGARDING THE FUND MAY BE DIRECTED TO THE DISTRIBUTOR AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219-3035.



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUND INCORPORATED IN THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING

MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

PIE021

       Financial
       Direction
       [THE PILOT FUNDS LOGO]



                           January 2, 1997


                                  Pilot Short-Term
                                  U.S. Treasury Fund

                                  Pilot Short-Term
                                  Diversified Assets Fund

                                  Pilot Short-Term
                                  Tax-Exempt
                                  Diversified Fund

                                  Pilot Missouri
                                  Short-Term
                                  Tax-Exempt Fund

                                  Pilot Shares


                                  The
                                  Pilot
                                  Funds

                                  Prospectus enclosed

                               TABLE OF CONTENTS

                                                                                                         PAGE
                                                                                                         ---
EXPENSE SUMMARY.......................................................................................     4
    Shareholder Transaction Expenses..................................................................     4
    Annual Fund Operating Expenses....................................................................     4
    Example...........................................................................................     4
THE PILOT FUNDS FINANCIAL HIGHLIGHTS..................................................................     6
INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS......................................................    11
    Pilot Short-Term U.S. Treasury Fund...............................................................    11
    Pilot Short-Term Diversified Assets Fund..........................................................    11
    Pilot Short-Term Tax-Exempt Diversified Fund and Pilot Missouri Short-Term Tax-Exempt Fund........    11
  PORTFOLIO INSTRUMENTS AND PRACTICES.................................................................    12
    U.S. Government Securities........................................................................    12
    Foreign Securities................................................................................    13
    Repurchase Agreements.............................................................................    13
    Municipal Instruments.............................................................................    14
    State of Missouri.................................................................................    15
    Loan Participations and Asset-Backed and Receivables-Backed Securities............................    15
    Other Investment Companies........................................................................    15
    Forward Commitments and When-Issued Securities....................................................    16
    Managing Liquidity................................................................................    16
    Other Risk Considerations.........................................................................    16
    Additional Information............................................................................    17
  INVESTMENT LIMITATIONS..............................................................................    17
    Treasury, Diversified and Tax-Exempt Diversified Funds............................................    17
    Missouri Tax-Exempt Fund..........................................................................    17
INVESTING IN THE PILOT FUNDS..........................................................................    18
    How to Buy Shares.................................................................................    18
EXPLANATION OF SALES PRICE............................................................................    19
HOW TO SELL SHARES....................................................................................    20
    How to Redeem.....................................................................................    20
    Payment of Redemption Proceeds and Dividends......................................................    20
    Check Redemption Privilege........................................................................    20
EXCHANGES.............................................................................................    21
DIVIDENDS AND DISTRIBUTIONS...........................................................................    21
    Where do your dividends and distributions come from?..............................................    21
    When are dividends and distributions declared and paid?...........................................    22
    How are dividends and distributions declared and paid?............................................    22
THE PILOT FAMILY OF FUNDS.............................................................................    22
THE BUSINESS OF THE FUND..............................................................................    23
FUND MANAGEMENT.......................................................................................    23
    Service Providers.................................................................................    23
    More about BISYS..................................................................................    25
    Expenses..........................................................................................    25
    Fee Waivers.......................................................................................    26
TAX IMPLICATIONS......................................................................................    26
MEASURING PERFORMANCE.................................................................................    27
    Performance comparisons...........................................................................    28

                                THE PILOT FUNDS

                             [THE PILOT FUNDS LOGO]

                          PROSPECTUS FOR PILOT SHARES

                      PILOT SHORT-TERM U.S. TREASURY FUND
                    PILOT SHORT-TERM DIVERSIFIED ASSETS FUND
                  PILOT SHORT-TERM TAX-EXEMPT DIVERSIFIED FUND
                   PILOT MISSOURI SHORT-TERM TAX-EXEMPT FUND


January 2, 1997

--------------------------------------------------------------------------------

   PILOT FUND                        GOAL                            FOR INVESTORS WHO WANT
-----------------   --------------------------------------   --------------------------------------
SHORT-TERM          Maximize current income to the extent    Safety, liquidity and stability of
U.S. TREASURY       consistent with the preservation of      capital, consistent with current
                    capital and the maintenance of           income, from U.S. Treasury securities.
                    liquidity by investing exclusively in
                    high-quality money market instruments.
---------------------------------------------------------------------------------------------------
SHORT-TERM          Maximize current income to the extent    Liquidity and stability of capital,
DIVERSIFIED         consistent with the preservation of      consistent with current income, from a
ASSETS              capital and the maintenance of           diversified portfolio of money market
                    liquidity by investing exclusively in    securities.
                    high quality money market instruments.
---------------------------------------------------------------------------------------------------
SHORT-TERM          Seek as high a level of current income   Liquidity and stability of capital,
TAX-EXEMPT          which is exempt from federal income      consistent with current income which
DIVERSIFIED         tax as is consistent with the            is exempt from federal income tax.
                    preservation of capital.
---------------------------------------------------------------------------------------------------
MISSOURI            Seek as high a level of current income   Liquidity and stability of capital,
SHORT-TERM          which is exempt from federal income      consistent with current income which
TAX-EXEMPT          tax as is consistent with the            is exempt from federal income tax and,
                    preservation of capital.                 to the extent possible, Missouri
                                                             income tax.
---------------------------------------------------------------------------------------------------

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


SHARES OF PILOT MISSOURI SHORT-TERM TAX EXEMPT FUND ARE NOT OFFERED IN ALL
STATES.

--------------------------------------------------------------------------------

FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BOATMEN'S TRUST COMPANY OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. WHILE EACH FUND SEEKS TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO ASSURANCE THAT EACH FUND WILL BE ABLE TO DO SO. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. BECAUSE THE MISSOURI SHORT-TERM TAX-EXEMPT FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER AND IS CONCENTRATED IN SECURITIES ISSUED BY A SINGLE STATE, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MUTUAL FUNDS. IN ADDITION, THE AMOUNT OF DIVIDENDS PAID BY A FUND WILL VARY. BOATMEN'S TRUST COMPANY SERVES AS INVESTMENT ADVISER TO EACH OF THE FUNDS AND IS PAID A FEE FOR ITS SERVICES, AND IS NOT AFFILIATED WITH PILOT FUNDS DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR.


This Prospectus describes Pilot Shares in Pilot Short-Term U.S. Treasury, Pilot Short-Term Diversified Assets, Pilot Short-Term Tax-Exempt Diversified and Pilot Missouri Short-Term Tax-Exempt Funds. This Prospectus describes concisely the information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.


More information about the Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained free upon request by calling your Institution, by writing Pilot Funds Distributors, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035, or by calling 800/71-PILOT. The Statement of Additional Information dated December 31, 1996, is incorporated by reference into (considered a part of) the Prospectus.

The Funds are particularly designed for customers of Boatmen's, its affiliates and other Institutions seeking investment of short-term funds to obtain the yields available on certain types of money market instruments while maintaining maximum liquidity and constant net asset value (see "Net Asset Value"). Investment in the Funds permits the customer to participate in money market transactions with a degree of diversification not normally available to the individual investor. In addition, investment in the Funds relieves the customer of many investment management and administrative burdens usually associated with the direct purchase and sale of money market instruments. These include: selection of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; selection and scheduling of maturities and reinvestment; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

Each Fund seeks to maintain a stable net asset value of $1.00 per Share. To facilitate this goal, each Fund's securities are valued by the amortized cost method as permitted by a rule of the Securities and Exchange Commission (the "SEC"). The SEC rule requires that all portfolio securities have at the time of purchase a maximum remaining maturity of not more than 397 days and that each Fund maintain a dollar-weighted average portfolio maturity of not more than 90 days.


Investments by each Fund must present minimal credit risk and be rated within one of the two highest rating categories for short-term debt obligations by at least two nationally recognized statistical rating organizations ("NRSROs") assigning a rating to the security or issuer, or if only one NRSRO has assigned a rating, by that NRSRO. Purchases of securities which are unrated or rated by only one NRSRO must be approved or ratified by the Trustees except for purchases made on behalf of Pilot Short-Term Tax-Exempt Diversified Fund and Pilot Missouri Short-Term Tax-Exempt Fund (the "Tax-Exempt Funds"). Securities which are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest short-term rating category by at least two NRSROs are designated "First Tier Securities". Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not rated in the highest short-term rating category by two or more NRSROs, are designated "Second Tier Securities". Securities which are unrated may be purchased only if they are deemed to be of comparable quality to First Tier or Second Tier securities. NRSROs include Standard & Poor's Corporation, Moody's Investors Service, Inc., Fitch Investors Service, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a description of each NRSRO's rating categories, see Appendix A to the Statement of Additional Information.


None of the Funds alone constitutes a complete investment program. There can be no assurance that the Funds will be able to maintain a stable net asset value, or that they will achieve their investment objectives.
--------------------------------------------------------------------------------

                             EXPENSE SUMMARY (3)


SHAREHOLDER TRANSACTION EXPENSES are charges you pay directly when buying or selling shares of a Fund.

ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.

Examples based on this information are also provided.

                        SHAREHOLDER TRANSACTION EXPENSES


                                                                             PILOT SHARES
                                                   ----------------------------------------------------------------
                                                                                             PILOT         PILOT
                                                       PILOT              PILOT           SHORT-TERM      MISSOURI
                                                    SHORT-TERM          SHORT-TERM        TAX-EXEMPT     SHORT-TERM
                                                   U.S. TREASURY    DIVERSIFIED ASSETS    DIVERSIFIED    TAX-EXEMPT
                                                       FUND                FUND              FUND           FUND
                                                   -------------    ------------------    -----------    ----------
Maximum Sales Load Imposed on Purchases.........        None               None               None          None
Redemption Fees.................................        None               None               None          None
Exchange Fees...................................        None               None               None          None
                                                                   ANNUAL FUND OPERATING EXPENSES (2)
                                                                 (As a percentage of average net assets)
Management Fees (1).............................        0.15%              0.15%              0.20%         0.20%
Other Expenses (3)..............................        0.16%              0.16%              0.21%         0.23%
                                                    --------        -----------            -------       -------
     Total Operating Expenses...................        0.31%              0.31%              0.41%         0.43%
                                                    ========        ===========            =======       =======



EXAMPLE (2): Assume that the annual return on each of the Funds is 5%, and that their operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:



                                                          1               3               5              10
                                                      YEAR AFTER     YEARS AFTER     YEARS AFTER     YEARS AFTER
                                                       PURCHASE       PURCHASE        PURCHASE        PURCHASE
                                                      ----------     -----------     -----------     -----------
PILOT SHORT-TERM U.S. TREASURY FUND
     Pilot Shares.................................        $3             $10             $17             $39
PILOT SHORT-TERM DIVERSIFIED ASSETS FUND
     Pilot Shares.................................         3              10              17              39
PILOT SHORT-TERM TAX-EXEMPT DIVERSIFIED FUND
     Pilot Shares.................................         4              13              23              52
PILOT MISSOURI SHORT-TERM TAX-EXEMPT FUND
     Pilot Shares.................................         4              14              24              54


The Example shown above should not be considered a representation of past or future investment returns or operating expenses. Actual investment returns and operating expenses may be more or less than those shown. Actual expenses may vary depending upon a variety of factors, including the actual performance of a Fund, which may be greater or less than 5%.


The purpose of this Table is to assist investors in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly.

---------------

It does not, however, reflect the fee which may be charged by Boatmen's directly to its customers at an annual rate not to exceed .25% per annum of the average daily balance of Pilot Shares in the customer's account, which fee Boatmen's has advised is similar to that charged by it to customers investing in any other money market fund.


(1) For further information concerning management fees, see the section entitled "Management."



(2) The information set forth in the Table and Example relates only to Pilot Shares of the Funds. Administration Shares and Investor Shares are subject to different fees and expenses. See "The Pilot Family of Funds." Administration Shares pay an account administration fee of up to .25 of 1% of average daily net assets. Investor Shares pay a Rule 12b-1 fee of up to .50 of 1% of average daily net assets. All other Fund expenses related to Administration Shares and Investor Shares are the same as for Pilot Shares.



(3) The table does not reflect the allocation of any miscellaneous "class expenses" (e.g., certain printing and registration expenses).

                                THE PILOT FUNDS
                              FINANCIAL HIGHLIGHTS


The following data with respect to a Share of Pilot Short-Term Diversified Assets Fund, Pilot Short-Term U.S. Treasury Fund, Pilot Missouri Short-Term Tax-Exempt Fund (formerly "Pilot Short-Term Tax-Exempt Fund") and Pilot Short-Term Tax-Exempt Diversified Fund outstanding during the periods indicated have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference and attached to the Statement of Additional Information, and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information. Information about the performance of the Funds is also available in their annual report to shareholders which is available upon request and without charge by writing to the address on the front of this Prospectus. For periods shown, except as otherwise noted, Goldman, Sachs & Co. served as investment adviser to each of Pilot Short-Term Tax-Exempt Diversified Fund and Pilot Missouri Short-Term Tax-Exempt Fund, and Boatmen's Trust Company served as investment subadviser to Pilot Missouri Short-Term Tax-Exempt Fund.


The Administration Shares and the Investor Shares are two classes of Shares first issued by the Funds during June, 1991 and July, 1992, respectively. Accordingly, there are no financial highlights with respect to the Funds for such Shares for periods prior to such dates. The financial highlights presented below for periods prior to June, 1991 for the Administration Shares and July, 1992 for the Investor Shares are historical information for Shares that did not provide administration or additional services to Shareholders pursuant to a separate Service Agreement. As indicated elsewhere in this prospectus, the Service Organizations providing services pursuant to a Service Agreement will receive a fee in an amount up to .25 of 1% (on an annualized basis) of the average daily net asset value of the Administration Shares of the applicable Fund and a fee in an amount up to .50 of 1% (on an annualized basis) of the average daily net asset value of the Investor Shares of the applicable Fund.

                                THE PILOT FUNDS
                            ------------------------

                              FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    SHORT-TERM DIVERSIFIED ASSETS FUND
                                        ------------------------------------------------------------------------------------------
                                                           INCOME FROM INVESTMENT OPERATIONS
                                                      --------------------------------------------
                                        NET ASSET                    NET REALIZED         TOTAL                          NET ASSET
                                        VALUE AT         NET            GAIN ON        INCOME FROM     DISTRIBUTIONS     VALUE AT
                                        BEGINNING     INVESTMENT      INVESTMENT       INVESTMENT           TO            END OF
 FOR THE YEARS ENDED AUGUST 31,(f)      OF PERIOD       INCOME       TRANSACTIONS      OPERATIONS      SHAREHOLDERS       PERIOD
------------------------------------    ---------     ----------     -------------     -----------     -------------     ---------
1996--Pilot shares..................      $1.00        $ 0.0534         $    --         $  0.0534        $ (0.0534)        $1.00
1996--Pilot Administration shares...       1.00          0.0509              --            0.0509          (0.0509)         1.00
1996--Pilot Investor shares.........       1.00          0.0484              --            0.0484          (0.0484)         1.00

1995--Pilot shares..................       1.00          0.0554              --            0.0554          (0.0554)         1.00
1995--Pilot Administration shares...       1.00          0.0529              --            0.0529          (0.0529)         1.00
1995--Pilot Investor shares.........       1.00          0.0504              --            0.0504          (0.0504)         1.00

1994--Pilot shares..................       1.00          0.0353          0.0001            0.0354          (0.0354)         1.00
1994--Pilot Administration shares...       1.00          0.0328          0.0001            0.0329          (0.0329)         1.00
1994--Pilot Investor shares.........       1.00          0.0303          0.0001            0.0304          (0.0304)         1.00

1993--Pilot shares..................       1.00          0.0325          0.0001            0.0326          (0.0326)         1.00
1993--Pilot Administration shares...       1.00          0.0298          0.0001            0.0299          (0.0299)         1.00
1993--Pilot Investor shares.........       1.00          0.0273          0.0001            0.0274          (0.0274)         1.00

1992--Pilot shares..................       1.00          0.0452              --            0.0452          (0.0452)         1.00
1992--Pilot Administration shares...       1.00          0.0396          0.0001            0.0397          (0.0397)         1.00
1992--Pilot Investor shares(a)......       1.00          0.0043              --            0.0043          (0.0043)         1.00

1991--Pilot shares..................       1.00          0.0691          0.0003            0.0694          (0.0694)         1.00
1991--Pilot Administration
      shares(b).....................       1.00          0.0134              --            0.0134          (0.0134)         1.00

1990--Pilot shares..................       1.00          0.0829              --            0.0829          (0.0829)         1.00

1989--Pilot shares..................       1.00          0.0890              --            0.0890          (0.0890)         1.00

1988--Pilot shares..................       1.00          0.0703              --            0.0703          (0.0703)         1.00

1987--Pilot shares..................       1.00          0.0605              --            0.0605          (0.0605)         1.00


                                                                                                          RATIO INFORMATION
                                                                                                        ASSUMING NO WAIVER OF
                                                                                                          ADVISORY FEES AND
                                                                                                        EXPENSE LIMITATIONS(d)
                                                                                                     ----------------------------
                                                                     RATIO OF NET                                    RATIO OF NET
                                                      RATIO OF        INVESTMENT      NET ASSETS      RATIO OF        INVESTMENT
                                                    NET EXPENSES      INCOME TO       AT END OF      EXPENSES TO      INCOME TO
                                        TOTAL        TO AVERAGE        AVERAGE          PERIOD       AVERAGE NET     AVERAGE NET
 FOR THE YEARS ENDED AUGUST 31,(f)    RETURN(e)      NET ASSETS       NET ASSETS      (IN 000'S)       ASSETS           ASSETS
------------------------------------  ---------     ------------     ------------     ----------     -----------     ------------

1996--Pilot shares..................     5.47%          0.27%            5.33%        $1,318,767         0.31%           5.29%
1996--Pilot Administration shares...     5.21           0.52             5.07            241,970         0.56            5.03
1996--Pilot Investor shares.........     4.95           0.77             4.83             49,849         0.81            4.79

1995--Pilot shares..................     5.68           0.23             5.56          1,056,624         0.24            5.55
1995--Pilot Administration shares...     5.42           0.48             5.22            231,688         0.49            5.21
1995--Pilot Investor shares.........     5.15           0.73             5.00             33,948         0.74            4.99

1994--Pilot shares..................     3.60           0.15             3.53            857,795         0.29            3.40
1994--Pilot Administration shares...     3.35           0.40             3.28            303,288         0.54            3.15
1994--Pilot Investor shares.........     3.10           0.65             3.03             37,896         0.79            2.90

1993--Pilot shares..................     3.29           0.12             3.25          1,293,667         0.29            3.08
1993--Pilot Administration shares...     3.04           0.37             2.98            378,262         0.54            2.81
1993--Pilot Investor shares.........     2.78           0.62             2.74             36,814         0.79            2.57

1992--Pilot shares..................     4.68           0.12             4.52          1,939,568         0.29            4.35
1992--Pilot Administration shares...     4.42           0.37             3.95            271,606         0.54            3.78
1992--Pilot Investor shares(a)......     3.24(c)        0.62(c)          3.14(c)          27,880         0.80(c)         2.96(c)

1991--Pilot shares..................     7.27           0.12             6.91          1,425,385         0.29            6.74
1991--Pilot Administration
      shares(b).....................     5.77(c)        0.37(c)          5.68(c)          43,189         0.54(c)         5.51(c)

1990--Pilot shares..................     8.65           0.16             8.29          1,202,805         0.33            8.12

1989--Pilot shares..................     9.25           0.33             8.90            429,053         0.38            8.85

1988--Pilot shares..................     7.25           0.31             7.03            402,799         0.38            6.96

1987--Pilot shares..................     6.25           0.28             6.05            352,037         0.33            6.00


------------
(a) Pilot Investor share activity commenced during July of 1992.
(b) Pilot Administration share activity commenced during June of 1991.
(c) Annualized.
(d) The above does not reflect the fee which may be charged by Boatmen's directly to its customers' accounts at an annual rate not to exceed 0.25% of the average daily balance of Pilot shares in the customer's account.
(e) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(f) Prior to June 1, 1994, the Short-Term Diversified Assets Fund was advised by Goldman Sachs Asset Management.

                                THE PILOT FUNDS
                            ------------------------

                       FINANCIAL HIGHLIGHTS--(CONTINUED)

                                                                     SHORT-TERM U.S. TREASURY FUND
                                       ------------------------------------------------------------------------------------------
                                                          INCOME FROM INVESTMENT OPERATIONS
                                                     --------------------------------------------
                                       NET ASSET                    NET REALIZED         TOTAL                          NET ASSET
                                       VALUE AT         NET            GAIN ON        INCOME FROM     DISTRIBUTIONS     VALUE AT
                                       BEGINNING     INVESTMENT      INVESTMENT       INVESTMENT           TO            END OF
FOR THE YEARS ENDED AUGUST 31,(f )     OF PERIOD       INCOME       TRANSACTIONS      OPERATIONS      SHAREHOLDERS       PERIOD
-----------------------------------    ---------     ----------     -------------     -----------     -------------     ---------
1996--Pilot shares.................      $1.00        $ 0.0522         $    --          $0.0522         $ (0.0522)        $1.00
1996--Pilot Administration shares..       1.00          0.0497              --           0.0497           (0.0497)         1.00
1996--Pilot Investor shares........       1.00          0.0472              --           0.0472           (0.0472)         1.00

1995--Pilot shares.................       1.00          0.0534              --           0.0534           (0.0534)         1.00
1995--Pilot Administration shares..       1.00          0.0509              --           0.0509           (0.0509)         1.00
1995--Pilot Investor shares........       1.00          0.0484              --           0.0484           (0.0484)         1.00

1994--Pilot shares.................       1.00          0.0334          0.0002           0.0336           (0.0336)         1.00
1994--Pilot Administration shares..       1.00          0.0309          0.0002           0.0311           (0.0311)         1.00
1994--Pilot Investor shares........       1.00          0.0284          0.0002           0.0286           (0.0286)         1.00

1993--Pilot shares.................       1.00          0.0294          0.0006           0.0300           (0.0300)         1.00
1993--Pilot Administration shares..       1.00          0.0269          0.0006           0.0275           (0.0275)         1.00
1993--Pilot Investor shares........       1.00          0.0244          0.0007           0.0251           (0.0250)         1.00

1992--Pilot shares.................       1.00          0.0400          0.0014           0.0414           (0.0414)         1.00
1992--Pilot Administration shares..       1.00          0.0362          0.0014           0.0378           (0.0378)         1.00
1992--Pilot Investor shares(a).....       1.00          0.0048          0.0002           0.0050           (0.0050)         1.00

1991--Pilot shares.................       1.00          0.0644          0.0016           0.0659           (0.0659)         1.00
1991--Pilot Administration
      shares(b)....................       1.00          0.0124          0.0003           0.0127           (0.0127)         1.00

   FOR THE PERIOD MARCH 26, 1990
   (COMMENCEMENT OF OPERATIONS)
        THROUGH AUGUST 31,
-----------------------------------
1990--Pilot shares.................       1.00          0.0346          0.0001           0.0347           (0.0347)         1.00


                                                                                                         RATIO INFORMATION
                                                                                                         ASSUMING NO WAIVER
                                                                                                        OF ADVISORY FEES(D)
                                                                                                    ----------------------------
                                                                    RATIO OF NET     NET ASSETS                     RATIO OF NET
                                                     RATIO OF        INVESTMENT          AT          RATIO OF        INVESTMENT
                                                   NET EXPENSES      INCOME TO         END OF       EXPENSES TO      INCOME TO
                                       TOTAL        TO AVERAGE        AVERAGE          PERIOD       AVERAGE NET     AVERAGE NET
FOR THE YEARS ENDED AUGUST 31,(f)    RETURN(e)      NET ASSETS       NET ASSETS      (IN 000'S)       ASSETS           ASSETS
-----------------------------------  ---------     ------------     ------------     ----------     -----------     ------------
1996--Pilot shares.................     5.35%          0.27%            5.22%        $1,299,086         0.31%           5.18%
1996--Pilot Administration shares..     5.08           0.52             4.96            216,368         0.56            4.92
1996--Pilot Investor shares........     4.82           0.77             4.70            177,882         0.81            4.66

1995--Pilot shares.................     5.47           0.23             5.36          1,191,447         0.24            5.35
1995--Pilot Administration shares..     5.21           0.48             5.12            215,593         0.49            5.11
1995--Pilot Investor shares........     4.94           0.73             4.82            131,074         0.74            4.81

1994--Pilot shares.................     3.40           0.16             3.34            843,111         0.28            3.24
1994--Pilot Administration shares..     3.15           0.41             3.09             98,823         0.53            2.99
1994--Pilot Investor shares........     2.90           0.66             2.84            156,132         0.78            2.74

1993--Pilot shares.................     3.04           0.14             2.94            942,109         0.30            2.78
1993--Pilot Administration shares..     2.79           0.39             2.69             65,570         0.55            2.53
1993--Pilot Investor shares........     2.53           0.64             2.44            193,764         0.80            2.28

1992--Pilot shares.................     4.30           0.24             4.00            887,321         0.30            3.94
1992--Pilot Administration shares..     4.04           0.49             3.62             91,152         0.56            3.55
1992--Pilot Investor shares(a).....     2.92(c)        0.71(c)          2.83(c)         212,920         0.81(c)         2.73(c)

1991--Pilot shares.................     6.89           0.24             6.44            588,141         0.29            6.39
1991--Pilot Administration
      shares(b)....................     5.53(c)        0.49(c)          5.24(c)          15,980         0.54(c)         5.19(c)

   FOR THE PERIOD MARCH 26, 1990
   (COMMENCEMENT OF OPERATIONS)
        THROUGH AUGUST 31,
-----------------------------------
1990--Pilot shares.................     8.05(c)        0.26(c)          7.94(c)         360,685         0.39(c)         7.81(c)

------------
(a)  Pilot Investor share activity commenced during July of 1992.
(b)  Pilot Administration share activity commenced during June of 1991.
(c)  Annualized.
(d) The above does not reflect the fee which may be charged by Boatmen's directly to its customers' accounts at an annual rate not to exceed .25% of the average daily balance of Pilot shares in the customer's account.
(e) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(f) Prior to June 1, 1994, the Short-Term U.S. Treasury Fund was advised by Goldman Sachs Asset Management.

                                THE PILOT FUNDS
                            ------------------------

                       FINANCIAL HIGHLIGHTS--(CONTINUED)

                                                                     MISSOURI SHORT-TERM TAX-EXEMPT FUND
                                          ------------------------------------------------------------------------------------------
                                                             INCOME FROM INVESTMENT OPERATIONS
                                                        --------------------------------------------
                                          NET ASSET                    NET REALIZED         TOTAL                          NET ASSET
                                          VALUE AT         NET            LOSS ON        INCOME FROM     DISTRIBUTIONS     VALUE AT
                                          BEGINNING     INVESTMENT      INVESTMENT       INVESTMENT           TO            END OF
    FOR THE YEARS ENDED AUGUST 31,        OF PERIOD       INCOME       TRANSACTIONS      OPERATIONS      SHAREHOLDERS       PERIOD
--------------------------------------    ---------     ----------     -------------     -----------     -------------     ---------
1996--Pilot shares....................      $1.00        $ 0.0318         $    --          $0.0318         $ (0.0318)        $1.00
1996--Pilot Administration shares.....       1.00          0.0292              --           0.0292           (0.0292)         1.00
1996--Pilot Investor shares...........       1.00          0.0267              --           0.0267           (0.0267)         1.00

1995--Pilot shares(g).................       1.00          0.0332              --           0.0332           (0.0332)         1.00
1995--Pilot Administration
      shares(g).......................       1.00          0.0300              --           0.0300           (0.0300)         1.00
1995--Pilot Investor shares(g)........       1.00          0.0282              --           0.0282           (0.0282)         1.00

1994--Pilot shares....................       1.00          0.0220              --           0.0220           (0.0220)         1.00
1994--Pilot Administration
      shares(f).......................       1.00          0.0103              --           0.0103           (0.0103)         1.00
1994--Pilot Investor shares...........       1.00          0.0170              --           0.0170           (0.0170)         1.00

1993--Pilot shares....................       1.00          0.0221              --           0.0221           (0.0221)         1.00
1993--Pilot Investor shares...........       1.00          0.0171              --           0.0171           (0.0172)         1.00

1992--Pilot shares....................       1.00          0.0324         (0.0001)          0.0323           (0.0324)         1.00
1992--Pilot Investor shares(a)........       1.00          0.0030              --           0.0030           (0.0030)         1.00

  FOR THE ELEVEN MONTHS ENDED
         AUGUST 31,(b)
--------------------------------------
1991--Pilot shares....................       1.00          0.0435              --           0.0435           (0.0435)         1.00

  FOR THE YEARS ENDED SEPTEMBER 30,
--------------------------------------
1990--Pilot shares....................       1.00          0.0547              --           0.0547           (0.0547)         1.00
1989--Pilot shares....................       1.00          0.0600              --           0.0600           (0.0600)         1.00

    FOR THE PERIOD APRIL 25, 1988
     (COMMENCEMENT OF OPERATIONS)
        THROUGH SEPTEMBER 30,
--------------------------------------
1988--Pilot shares....................       1.00          0.0210              --           0.0210           (0.0210)         1.00


                                                                                                            RATIO INFORMATION
                                                                                                               ASSUMING NO
                                                                                                             REIMBURSEMENT OR
                                                                                                          ABSORPTION OF ADVISORY
                                                                                                          FEES AND DISTRIBUTION
                                                                                                               EXPENSES(D)
                                                                                                       ----------------------------
                                                                       RATIO OF NET                                    RATIO OF NET
                                                        RATIO OF        INVESTMENT      NET ASSETS      RATIO OF        INVESTMENT
                                                      NET EXPENSES      INCOME TO       AT END OF      EXPENSES TO      INCOME TO
                                          TOTAL        TO AVERAGE        AVERAGE          PERIOD       AVERAGE NET     AVERAGE NET
    FOR THE YEARS ENDED AUGUST 31,      RETURN(e)      NET ASSETS       NET ASSETS      (IN 000'S)       ASSETS           ASSETS
--------------------------------------  ---------     ------------     ------------     ----------     -----------     ------------
1996--Pilot shares....................     3.22%          0.43%            3.17%         $ 183,772         0.43%           3.17%
1996--Pilot Administration shares.....     2.96           0.68             2.87             13,501         0.68            2.87
1996--Pilot Investor shares...........     2.70           0.93             2.65             15,743         0.93            2.65

1995--Pilot shares(g).................     3.37           0.44             3.31            210,834         0.44            3.31
1995--Pilot Administration
      shares(g).......................     3.05           0.69             3.06              4,555         0.69            3.06
1995--Pilot Investor shares(g)........     2.86           0.94             2.83             11,222         0.94            2.83

1994--Pilot shares....................     2.23           0.37             2.20            239,796         0.37            2.20
1994--Pilot Administration
      shares(f).......................     2.04(c)        0.67(c)          2.03(c)              --         0.67(c)         2.03(c)
1994--Pilot Investor shares...........     1.73           0.87             1.70              9,364         0.87            1.70

1993--Pilot shares....................     2.24           0.36             2.21            228,075         0.36            2.21
1993--Pilot Investor shares...........     1.73           0.86             1.71              7,819         0.86            1.71

1992--Pilot shares....................     3.29           0.37             3.24            202,304         0.37            3.24
1992--Pilot Investor shares(a)........     1.74(c)        0.87(c)          1.75(c)          10,696         0.87(c)         1.75(c)

  FOR THE ELEVEN MONTHS ENDED
         AUGUST 31,(b)
--------------------------------------
1991--Pilot shares....................     4.83(c)        0.38(c)          4.74(c)         166,499         0.61(c)         4.51(c)

  FOR THE YEARS ENDED SEPTEMBER 30,
--------------------------------------
1990--Pilot shares....................     5.61           0.42             5.47            152,375         0.67            5.22

1989--Pilot shares....................     6.17           0.39             6.02            129,551         0.70            5.71

    FOR THE PERIOD APRIL 25, 1988
     (COMMENCEMENT OF OPERATIONS)
        THROUGH SEPTEMBER 30,
--------------------------------------
1988--Pilot shares....................     4.86(c)        0.44(c)          4.93(c)          71,658         0.85(c)         4.52(c)

------------
(a) Pilot Investor share activity commenced during July of 1992.
(b) Prior to a tax-free reorganization effective August 1, 1991, the Missouri Short-Term Tax-Exempt Portfolio was a separate portfolio of the Locust Street Fund and known as the Tax-Exempt Money Market Portfolio which was advised by Boatmen's Trust Company and had a September 30 fiscal year-end.
(c) Annualized.
(d) The above does not reflect the fee which may be charged by Boatmen's directly to its customers' accounts at an annual rate not to exceed 0.25% of the average daily balance of Pilot shares in the customer's account.
(e) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(f) Pilot Administration share activity commenced during March of 1994.
(g) Prior to July 1, 1995, Goldman Sachs Asset Management served as the investment adviser.

                                THE PILOT FUNDS
                            ------------------------

                       FINANCIAL HIGHLIGHTS--(CONTINUED)

                                                                   SHORT-TERM TAX-EXEMPT DIVERSIFIED FUND
                                         ------------------------------------------------------------------------------------------
                                                            INCOME FROM INVESTMENT OPERATIONS
                                                       --------------------------------------------
                                         NET ASSET                    NET REALIZED         TOTAL                          NET ASSET
                                         VALUE AT         NET            GAIN ON        INCOME FROM     DISTRIBUTIONS     VALUE AT
                                         BEGINNING     INVESTMENT      INVESTMENT       INVESTMENT           TO            END OF
   FOR THE YEARS ENDED AUGUST 31,        OF PERIOD       INCOME       TRANSACTIONS      OPERATIONS      SHAREHOLDERS       PERIOD
-------------------------------------    ---------     ----------     -------------     -----------     -------------     ---------
1996--Pilot shares...................      $1.00        $ 0.0326         $    --          $0.0326         $ (0.0326)        $1.00
1996--Pilot Administration shares....       1.00          0.0301              --           0.0301           (0.0301)         1.00
1996--Pilot Investor shares..........       1.00          0.0276              --           0.0276           (0.0276)         1.00

1995--Pilot shares(f) ...............       1.00          0.0353              --           0.0353           (0.0353)         1.00
1995--Pilot Administration
      shares(f)......................       1.00          0.0328              --           0.0328           (0.0328)         1.00
1995--Pilot Investor shares(e)(f)....       1.00          0.0195              --           0.0195           (0.0195)         1.00

1994--Pilot shares...................       1.00          0.0240              --           0.0240           (0.0240)         1.00
1994--Pilot Administration
      shares(d)......................       1.00          0.0208              --           0.0208           (0.0208)         1.00

  FOR THE PERIOD FEBRUARY 16, 1993
    (COMMENCEMENT OF OPERATIONS)
         THROUGH AUGUST 31,
-------------------------------------
1993--Pilot shares...................       1.00          0.0121              --           0.0121           (0.0121)         1.00


                                                                                                           RATIO INFORMATION
                                                                                                           ASSUMING NO WAIVER
                                                                                                          OF ADVISORY FEES(A)
                                                                                                      ----------------------------
                                                                      RATIO OF NET     NET ASSET                      RATIO OF NET
                                                       RATIO OF        INVESTMENT      AT END OF       RATIO OF        INVESTMENT
                                                     NET EXPENSES      INCOME TO         PERIOD       EXPENSES TO      INCOME TO
                                         TOTAL        TO AVERAGE        AVERAGE           (IN         AVERAGE NET     AVERAGE NET
   FOR THE YEARS ENDED AUGUST 31,      RETURN(b)      NET ASSETS       NET ASSETS        000'S)         ASSETS           ASSETS
-------------------------------------  ---------     ------------     ------------     ----------     -----------     ------------
1996--Pilot shares...................     3.31%          0.37%            3.26%         $ 375,777         0.41%           3.22%
1996--Pilot Administration shares....     3.05           0.62             2.97             14,550         0.66            2.93
1996--Pilot Investor shares..........     2.79           0.87             2.56                907         0.91            2.52

1995--Pilot shares(f) ...............     3.59           0.28             3.54            397,783         0.29            3.53
1995--Pilot Administration
      shares(f)......................     3.33           0.53             3.36             14,443         0.54            3.35
1995--Pilot Investor shares(e)(f)....     1.96(g)        0.78(c)          3.15(c)               5         0.79(c)         3.14(c)

1994--Pilot shares...................     2.43           0.20             2.40            388,048         0.20            2.40
1994--Pilot Administration
      shares(d)......................     2.18(c)        0.45(c)          2.15(c)           3,040         0.45(c)         2.15(c)

  FOR THE PERIOD FEBRUARY 16, 1993
    (COMMENCEMENT OF OPERATIONS)
         THROUGH AUGUST 31,
-------------------------------------
1993--Pilot shares...................     2.23(c)        0.15(c)          2.21(c)         428,843         0.20(c)         2.16(c)


------------
(a) The above does not reflect the fee which may be charged by Boatmen's directly to its customers' accounts at an annual rate not to exceed 0.25% of the average daily balance of Pilot shares in the customer's account.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.
(d) Pilot Administration share activity commenced during September of 1993.
(e) Pilot Investor share activity commenced during January of 1995.
(f) Prior to July 1, 1995, Goldman Sachs Asset Management served as the investment adviser.
(g) Not annualized.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The Pilot Funds uses a variety of different investments and investment techniques in seeking to achieve a Fund's investment objective. Each Fund does not use all of the investments and investment techniques described below, which involve various risks, and which are also described in the following sections. You should consider which Funds best meet your investment goals. Although each Fund will attempt to achieve its investment objective, there can be no assurance it will be successful.

The Pilot Funds intends to use its best efforts to maintain the net asset value of each money market fund at $1.00 per share, although there can be no assurance that it will be able to do so on a continuous basis.

Pilot Short-Term U.S. Treasury Fund


The investment objective of Pilot Short-Term U.S. Treasury Fund (the "Treasury Fund") is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Fund intends to achieve its objective by investing, under normal circumstances, at least 90% of its total assets in securities issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such securities. You should note, however, that shares of the Treasury Fund are not themselves issued or guaranteed by the U.S. Government or any of its agencies. U.S. Government obligations include Treasury bills, certain Treasury strips, certificates of indebtedness, notes and bonds, and obligations of other agencies and instrumentalities that are backed by the U.S. Treasury.


Pilot Short-Term Diversified Assets Fund


The investment objective of Pilot Short-Term Diversified Assets Fund (the "Diversified Fund") is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Diversified Fund pursues its objective by investing in a broad range of government, bank and corporate obligations, both rated and unrated, asset backed securities, participation interests and repurchase agreements. The Fund is permitted to invest in unrated notes, paper or other instruments which are determined to be of comparable high quality by Boatmen's pursuant to criteria established by the Board of Trustees.


The Diversified Fund concentrates in the banking industry by investing 25% or more of its total assets in bank obligations (whether domestic or foreign) except that if adverse economic conditions prevail in the banking industry the Diversified Fund may, for temporary defensive purposes, temporarily invest less than 25% of its total assets in bank obligations. For this purpose, the obligations of foreign banks and foreign branches of U.S. banks will be considered "bank obligations." (See "Portfolio Instruments and Practices--Foreign Securities.")

Investments in bank obligations include (i) obligations issued or guaranteed by U.S. banks (including certificates of deposit, loan participation interests, commercial paper, unsecured bank promissory notes and bankers' acceptances) which have more than $1 billion in total assets at the time of purchase; (ii) U.S. dollar denominated obligations issued or guaranteed (including fixed time deposits) by foreign banks which have more than $1 billion in total assets at the time of purchase; U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks, and foreign branches of U.S. banks (Eurodollar obligations) having more than $1 billion in total assets at the time of purchase. Such bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation; and (iii) commercial paper issued by U.S. or foreign commercial banks, which at the time of purchase are rated in the highest rating category of at least one NRSRO or, if unrated, deemed of comparable quality by the Adviser.

Pilot Short-Term Tax-Exempt Diversified Fund and
Pilot Missouri Short-Term Tax-Exempt Fund


The investment objective of Pilot Short-Term Tax-Exempt Diversified Fund (the "Tax-Exempt Diversified Fund") is to seek as high a level of current income which is exempt from federal income tax, as is consistent with the preservation of capital. The Fund pursues its objective by investing primarily in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which is, in the opinion of bond counsel, if any, exempt from federal income tax ("Municipal Instruments"). As a matter of fundamental policy, at least 80% of the Tax-Exempt Diversified Fund's annual gross income will be derived from Municipal Instruments, except in extraordinary circumstances when in Boatmen's opinion a temporary defensive posture is appropriate.


The investment objective of Pilot Missouri Short-Term Tax-Exempt Fund (the "Missouri Tax-Exempt Fund") is to seek as high a level of current income which is exempt from federal income tax as is consistent with the preservation of capital. The Missouri Tax-Exempt Fund invests exclusively in high quality money market instruments. The Fund seeks to achieve its objective by investing at least 80% of its net assets during normal market conditions in debt obligations issued by or on behalf of the State of Missouri, the interest on which is exempt from regular Federal income tax, is not a tax preference item under the Federal alternative minimum tax and is exempt from Missouri income taxes ("Missouri Instruments"). The Missouri Tax-Exempt Fund attempts to maximize the amount of income exempt from Missouri income tax to the extent that such available obligations meet the Fund's quality standards and have a suitable yield. Because there may be an insufficient supply of Missouri Instruments which meet the Fund's quality and liquidity standards and have a suitable yield, a varying percent of the Fund's income may at any one time be exempt from Missouri income tax. Interest from Municipal Instruments other than Missouri Instruments may be subject to Missouri income tax.


As a matter of fundamental policy, at least 80% of the Missouri Tax-Exempt Fund's income will be exempt from federal income taxes, except in extraordinary circumstances when in Boatmen's opinion a temporary defensive posture is appropriate. The Fund anticipates being as fully invested as practicable in municipal bonds and notes. However, because the Missouri Tax-Exempt Fund presently does not intend to invest in taxable obligations other than "private activity" bonds, there may be occasions when, as a result of maturities of portfolio securities, or sales of shares, or in order to meet anticipated redemption requests, the Fund may hold cash which is not earning income.

Investments by the Tax-Exempt Diversified Fund and the Missouri Tax-Exempt Fund (the "Tax-Exempt Funds") in taxable money market instruments will be limited to those meeting the quality standards of each Fund.

Instruments in which the Tax-Exempt Funds may invest, include:

(A) fixed rate notes and similar debt instruments rated in the highest short-term rating category or in one of the two highest rating categories of at least one NRSRO;

(B) variable and floating rate demand instruments rated (i) in the highest rating category for municipal notes or (ii) in one of the two highest rating categories for long-term instruments or (iii) in the highest rating category for commercial paper and municipal notes with demand features of at least one NRSRO;

(C) tax-exempt commercial paper rated in the highest rating category of at least one NRSRO;

(D) unrated notes, paper or other instruments which are determined to be of comparable high quality by Boatmen's pursuant to criteria approved by the Trustees and in accordance with the procedures reviewed and approved by the Trustees; and

(E) municipal bonds rated in one of the two highest rating categories of at least one NRSRO and unrated bonds determined to be of comparable quality by Boatmen's pursuant to criteria approved by the Trustees.

In addition, the Missouri Tax-Exempt Fund may invest in other municipal obligations rated in the highest short-term rating category or in one of the two highest long-term rating categories of at least one NRSRO or, if unrated, deemed to be of comparable quality by the Adviser.

PORTFOLIO INSTRUMENTS AND PRACTICES

--U.S. Government Securities. U.S. Government Securities are obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities. Some

U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Government National Mortgage Association), (b) the right of the issuer to borrow from the Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future.

Securities guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited and such participations may therefore be treated as illiquid.

U.S. Government Securities may include zero coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). U.S. Government Securities include principal and interest components of securities issued or guaranteed by the U.S. Treasury if the components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Zero coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

Securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities may be acquired in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. Custodial receipts are not considered to be U.S. Government securities for the purpose of determining whether 90% of the total assets of the Treasury Fund are invested in U.S. Government securities and repurchase agreements relating to such securities.

--Foreign Securities. Investment in foreign securities and bank obligations may present a greater degree of risk than investment in domestic securities because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

The DIVERSIFIED FUND may acquire U.S. dollar denominated obligations of the International Bank for Reconstruction and Development (the "World Bank"). Obligations of the World Bank are supported by subscribed but unpaid commitments of its member countries; there is no assurance that these commitments will be fulfilled in the future.

--Repurchase Agreements. EACH FUND may enter into repurchase agreements with selected broker-dealers and with banks. A repurchase agreement is an agreement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. The repurchase price will exceed the original purchase price, the difference being income to the Fund, and will be unrelated to the interest rate on the purchased security. The Funds' custodian or subcustodian will maintain custody of the purchased securities for the duration of the agreement. The value of the purchased securities, including accrued interest, will at all times exceed the value of the repurchase agreement. In the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In evaluating whether to enter into a repurchase agreement, Boatmen's will consider the credit worthiness of the seller pursuant to procedures reviewed and approved by the Trustees.

--Municipal Instruments. Municipal notes which may be purchased by the DIVERSIFIED FUND and the TAX-EXEMPT FUNDS include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction notes. Municipal bonds, which may be issued to raise money for various public purposes, include general obligation bonds and revenue bonds, and the Funds may hold both in any proportion. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as tolls from a toll bridge. Industrial development bonds (generally referred to under current tax law as "private activity bonds") are a specific type of revenue bond backed by the credit and security of a private issuer and therefore may have more potential risk. These bonds may be issued in a variety of forms, including Commercial Paper, tender option bonds and variable and floating rate securities.

The value of floating and variable rate obligations generally is more stable than that of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate obligations usually carry rights that permit the Funds to sell them at par value plus accrued interest upon short notice. The issuers or financial intermediaries providing rights to sell may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, letters of credit, which will ordinarily be irrevocable, both issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. (See "Portfolio Instruments and Practices--Foreign Securities.") When considering whether an obligation meets a Fund's quality standards, the Fund will look to the credit worthiness of the party providing the right to sell as well as to the quality of the obligation itself. The Funds may consider the maturity of a variable or floating rate Municipal Instrument to be shorter than its ultimate maturity if a Fund has the right to demand prepayment of its principal at specified intervals prior to the security's ultimate maturity, subject to the conditions for using amortized cost valuation under the Investment Company Act of 1940 (the "1940 Act"). EACH FUND may purchase such variable or floating rate obligations from the issuers or may purchase participations, a type of floating or variable rate obligation, which are interests in a pool of municipal obligations held by a bank or other financial institution.

EACH FUND may invest in municipal securities issued to finance private activities, the interest from which is an item of tax preference to Shareholders for purposes of the federal alternative minimum tax (See "Dividends and Distributions" and "Tax Implications.") However, any such interest which a Tax-Exempt Fund might earn will not be deemed to have been derived from Municipal Instruments for purposes of determining whether at least 80% of the Fund's annual gross income has been derived from such Instruments. The TAX-EXEMPT DIVERSIFIED FUND does not currently intend to invest in such bonds. As a non-fundamental policy, the MISSOURI TAX-EXEMPT FUND currently intends to limit its income from private activity bonds to no more than 20% of the Fund's income.

Ordinarily, the TAX-EXEMPT FUNDS expect that 100% of their portfolio securities will be Municipal Instruments. However, the Funds may hold cash or invest in short-term taxable securities as set forth above. Each Tax-Exempt Fund may invest 25% or more of its total assets in Municipal Instruments which are related in such a way that an economic, business or political development or change affecting one Municipal Instrument would also affect the other Municipal Instruments. For example, a Fund may so invest in (a) Municipal Instruments the interest on which is paid solely from revenues of similar municipal projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels) or life care facilities, (b) Municipal Instruments whose issuers are in the same state (including, in the case of the Missouri Tax-Exempt Fund, issuers in states other than Missouri), or
(c) industrial development obligations.

EACH FUND may purchase Municipal Instruments which are backed by letters of credit, which will ordinarily be irrevocable, issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. In addition, each Fund may acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on obligations of certain state and local governments and authorities.

In order to enhance the liquidity, stability, or quality of a Municipal Instrument, EACH FUND may acquire the right to sell the security to another party at a guaranteed price and date. These rights may be referred to as puts, demand features or standby commitments.

--State of Missouri. The MISSOURI TAX EXEMPT FUND is more susceptible to risks affecting issuers of Missouri Instruments than would be a comparable municipal bond fund that does not emphasize these issuers to this degree. The marketability and market value of Missouri Instruments may be affected by economic factors in Missouri. These include the Missouri economy's heavy dependence upon manufacturing, defense and agriculture, which tend to be cyclical. Missouri and its political subdivisions are subject to the Hancock Amendment, a constitutional amendment which limits taxing authority and government spending. It imposes a limit on the total amount of taxes which the State may impose and limits the revenues of counties and other political subdivisions. Voter approval is required to exceed the limit, or to raise the rate of an existing tax, license, or other fee at a rate faster than specified limits. At the State level such limit is tied to personal income in Missouri, and at the county and local level such limit is tied to the consumer price index. The limitations do not apply to the payment of principal and interest on bonds approved by the voters. However, such limitations could affect adversely the ability of certain issuers to repay obligations which are not backed by the full faith or taxing authority of Missouri or a political subdivision. If either Missouri or any of its governmental entities are unable to meet their financial obligations, the income derived by the Fund, the Fund's net asset value, the ability to preserve or realize appreciation of the Fund's capital or the Fund's liquidity could be adversely affected. An expanded discussion concerning Missouri is contained in the Statement of Additional Information.

--Loan Participations and Asset-Backed and Receivables-Backed Securities. The DIVERSIFIED FUND may invest in loan participations. A loan participation is an interest in a loan to a U.S. corporation (the borrower) which is administered and sold by an intermediary bank. The borrower of the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank who sold the loan participation. The Fund may only purchase participations from banks which have total assets exceeding $1 billion. Loan participations will be treated as illiquid if they cannot be sold at market price within seven days.

The Diversified Fund may also invest in asset-backed and receivables-backed securities. These securities represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

The Fund may invest in new types of mortgage-related securities and in other asset-backed securities that may be developed in the future to the extent consistent with its investment objective and policies.


--Other Investment Companies. EACH FUND may invest in the securities of other mutual funds that invest in the particular instruments in which the Fund itself may invest subject to requirements of applicable securities laws. The Trust, on behalf of the Funds, has obtained relief from the SEC to permit each Fund to sell its securities in excess of otherwise applicable limits to the non-money market portfolios of the Trust as an investment vehicle for those portfolios' uninvested cash reserves. When a Fund invests in another mutual fund, it pays a pro rata portion of the advisory and other expenses of that fund as a shareholder of that fund. These expenses are in addition to the advisory and other expenses a Fund pays in connection with its own operations.

--Forward Commitments and When-Issued Securities. EACH FUND may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. When-issued and forward commitment transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield when the delivery takes place. These transactions will not be entered into for speculative purposes but only in furtherance of a Fund's investment objective. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, such Fund may dispose of a when-issued security or forward commitment prior to settlement if Boatmen's deems it appropriate to do so and such disposition may give rise to a capital gain or loss.

--Managing Liquidity. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons, as a matter of non-fundamental policy which may be changed by the Trustees without shareholder approval, EACH OF THE FUNDS DOES NOT KNOWINGLY INVEST MORE THAN 10% OF ITS NET ASSETS IN ILLIQUID SECURITIES. For this purpose, not all securities which are restricted are deemed to be illiquid. Illiquid securities include certain certificates of participation and tax-exempt derivative securities that do not permit a Fund to terminate them after seven days' notice. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and securities for which Boatmen's has determined pursuant to guidelines adopted by the Board of Trustees that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule
144A), are not subject to this 10% limitation. In addition, certain repurchase agreements which provide for settlement in more than seven days, but can be liquidated before the nominal fixed term on seven days' or less notice, are treated as liquid instruments.

--Other Risk Considerations. As with an investment in any mutual fund, an investment in the Funds entails market and economic risks associated with investments generally. However there are certain additional risks of which you should be aware.

Generally, the market value of fixed income securities in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should recognize that in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase,and in periods of rising interest rates will tend to decrease. You should also recognize that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower.

The Missouri Tax-Exempt Fund may invest more than 25% of its total assets in municipal obligations the interest of which comes from issuers located in the same state. When the Fund's assets are concentrated in obligations payable from revenues of issuers located in the same state, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated. In addition, payment on Municipal Instruments related to certain projects in which the Tax-Exempt Funds invest may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures on obtaining deficiency judgments. Should a foreclosure occur, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted Municipal Instruments.

The Missouri Tax-Exempt Fund is non-diversified, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may subject the Fund to particular risks relating to such issuers to a greater extent than if the Fund were diversified under the 1940 Act.

--Additional Information. The Funds have adopted certain procedures under the 1940 Act which enable the Funds to purchase certain instruments during the existence of an underwriting or selling syndicate of which Boatmen's National Bank of St. Louis ("Boatmen's Bank"), an affiliate of Boatmen's, or Kleinwort Benson Investment Management Americas Inc. is a member relating to the instruments. These procedures establish, among other things, certain limitations on the amount of debt securities which may be purchased in any single offering and on the amount of a Fund's assets which may be invested in any single offering. Accordingly, in view of Boatmen's Bank's active role in the underwriting of debt securities, a Fund's ability to purchase debt securities in the primary market may from time to time be limited.

INVESTMENT LIMITATIONS

Certain of the investment policies of each Fund may not be changed without a vote of holders of a majority of the Fund's outstanding shares. Policies requiring such a vote to effect a change are known as "fundamental". Some of the fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in greater detail in the Statement of Additional Information, which is available upon request.

Treasury, Diversified and Tax-Exempt Diversified Funds

1. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain limited exceptions as described in the Statement of Additional Information, including investments in U.S. Government securities, investments in banking obligations by the Diversified Fund and investments in Municipal Instruments by the Tax-Exempt Diversified Fund).

2. A Fund may not invest (with certain limited exceptions, including U.S. Government obligations, as described in the Statement of Additional Information) more than 5% of the value of the Fund's total assets in the securities of a single issuer, except that up to 25% of each Fund's total assets can be invested without regard to such 5% limitation (such 5% limitation shall not apply to repurchase agreements collateralized by U.S. Government securities).

3. A Fund may not borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Fund's total assets or from banks provided that immediately after such borrowing, all borrowings of the Fund do not exceed one-third of the Fund's total assets and no purchases of portfolio instruments will be made while such Fund has borrowings outstanding in an amount exceeding 5% of its total assets.

Missouri Tax-Exempt Fund

1. The Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain limited exceptions as described in the Statement of Additional Information, including investments in U.S. Government securities and investments in Municipal Instruments).

2. The Fund may not borrow money except as a temporary measure for emergency purposes and then only in amounts not exceeding one-third of the value of the Fund's total assets and no purchases of portfolio instruments will be made while such Fund has borrowings outstanding in an amount exceeding 5% of its net assets.


THE INVESTMENT OBJECTIVE OF EACH FUND IS FUNDAMENTAL AND ACCORDINGLY CANNOT BE CHANGED WITHOUT THE APPROVAL OF A MAJORITY OF THE OUTSTANDING SHARES OF THAT FUND. THE INVESTMENT POLICIES AND PRACTICES OF EACH OF TREASURY, DIVERSIFIED AND TAX-EXEMPT DIVERSIFIED FUNDS, UNLESS OTHERWISE SPECIFICALLY STATED HEREIN, ARE NOT FUNDAMENTAL AND CAN BE CHANGED BY THE FUNDS' TRUSTEES WITHOUT A SHAREHOLDER VOTE; THE INVESTMENT

POLICIES AND PRACTICES OF MISSOURI TAX-EXEMPT FUND, OTHER THAN ITS NON-DIVERSIFIED STATUS, ARE FUNDAMENTAL, UNLESS OTHERWISE SPECIFICALLY STATED HEREIN.


Pursuant to a rule of the Securities and Exchange Commission, each of the Diversified Fund and the Treasury Fund may not invest more than 5% of its total assets (taken at amortized cost) in the securities of any one issuer (except U.S. Government Securities and repurchase agreements collateralized by such securities). Each of such Funds may, however, invest more than 5% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although a Fund may not make more than one such investment at any time. Further, each of such Funds may not invest more than the greater of (i) 1% of its total assets; or (ii) one million dollars in the securities of a single issuer which were Second Tier Securities when acquired by a Fund. In addition, each of such Funds may not invest more than 5% of its total assets in securities which were Second Tier Securities when acquired. Pursuant to the SEC rule, the foregoing restrictions are not applicable to the Tax-Exempt Funds. The foregoing operating policies are more restrictive than the fundamental policy set forth above, which would give a Fund the ability to invest, with respect to 25% of its total assets, more than 5% of its total assets in any one issuer. Each Fund operates in accordance with these operating policies which comply with the SEC rule.

INVESTING IN THE PILOT FUNDS

How to Buy Shares

Pilot Shares are sold on a continuous basis by Pilot Funds Distributors, Inc. (the "Distributor").

Pilot Shares are sold exclusively to customers of Boatmen's Trust Company (referred to as "Boatmen's" or the "Adviser") and its affiliates (Boatmen's and such affiliates being sometimes referred to herein individually as an "Institution" and collectively as "Institutions") acting on behalf of themselves or their customers who maintain qualified trust, agency or custodial accounts ("Customers"). Customers may include individuals, trusts, partnerships, institutions and corporations. All share purchases are effected through a Customer's account at an Institution through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to the Institution involved. Institutions (or their nominees) will normally be the holders of record of Pilot Shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Funds will be governed by the Customers' account agreements with the Institutions.

Institutions may charge their Customers certain account fees depending on the type of account a Customer has established with the Institution. These fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Information concerning these charges should be obtained from the Institutions before a customer authorizes the purchase of Fund shares, and this Prospectus should be read in conjunction with any information so obtained.

Pilot Shares may be purchased on any Business Day (as defined below) at the net asset value next determined after receipt of both the purchase order and its purchase price in Federal Funds. Payment will be effected by wiring Federal Funds to the Custodian. Boatmen's has undertaken to arrange for the timely transmittal of purchase orders to the Transfer Agent and of Federal Funds to the Custodian. Purchases are made through a customer's account at Boatmen's or its affiliate, as directed by the customer in an application form executed prior to the customers' first purchase of Pilot Shares, except in the case of purchases by a fiduciary account where purchases of Pilot Shares of a Fund are made as directed by Boatmen's or an affiliate.

A customer of Boatmen's (other than a fiduciary account) may direct Boatmen's to invest automatically any cash income balance and any cash principal balance of the customers' account in Pilot Shares of a Fund. This automatic investment will occur on each

Business Day for each balance in its entirety. A customer maintaining an account at the trust department of a bank affiliated with Boatmen's may instruct the bank to invest automatically through Boatmen's any cash principal balance of the customers' account in Pilot Shares of a Fund on the same basis as applicable to customers of Boatmen's or may give other instructions to the bank within limits prescribed by the bank. Customers of Boatmen's and its affiliates who wish to obtain additional information concerning investment procedures or a Fund's current yield should call Boatmen's at 314/466-3489. Other investors should call 800/71-PILOT. Additional copies of this Prospectus, and copies of the Statement of Additional Information, may be obtained from the Distributor, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

In order to maximize earnings, the Funds try to be invested as completely as is practicable. The Funds are normally required to make settlement in Federal Funds for securities purchased. Accordingly, orders for Pilot Shares will become effective on Business Days as follows: if an order is received by the Transfer Agent by 2:00 p.m., Central time for the Diversified and Treasury Funds and by 12:00 Noon, Central time for the Tax-Exempt Funds, and Federal Funds are received by the Custodian on the same day by 3:00 p.m., Central time, the order is effective as of that day. Pilot Shares are deemed to have been purchased when an order becomes effective and are entitled to income commencing on that day.


As used in this prospectus, the term "Business Day" refers to those days when the New York Stock Exchange and the Custodian are open for business, which is Monday through Friday except for holidays (scheduled holidays for 1997 are New Years Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day). On those days when one or more of such organizations close early as a result of such day being a partial holiday or otherwise, the right is reserved to advance the time on that day by which purchase and redemption requests must be received.


It is the responsibility of Institutions to transmit orders for purchases by their Customers promptly to the Funds in accordance with their agreements with their Customers, and to deliver required investments on a timely basis. If Federal Funds are not received within the period described, the order will be canceled, notice will be given, and the Institution will be responsible for any loss to The Pilot Funds or its beneficial shareholders. Payments for shares of a Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund.

Purchase orders must include the purchasing Institution's tax identification number. The Pilot Funds reserves the right to reject any purchase order including exchanges for any reason or to waive the minimum initial investment requirement. The Funds also reserve the right to establish a minimum initial and/or subsequent investment requirement and to change that requirement with respect to any person or class of persons. Payment for orders which are not received or accepted will be returned after prompt notice. The issuance of shares is recorded in the shareholder records of the Funds, and share certificates will not be issued.

EXPLANATION OF SALES PRICE

Pilot Shares of the Funds are sold at net asset value. NET ASSET VALUE PER SHARE is determined on each Business Day (as defined above) at 2:00 p.m., Central time, for the Diversified and Treasury Funds, and 12:00 noon, Central time, for the Tax-Exempt Funds with respect to each Fund by adding the value of a Fund's investments, cash, and other assets attributable to its Pilot Shares, subtracting the Fund's liabilities attributable to those shares, and then dividing the result by the number of Pilot Shares in the Fund that are outstanding. The Funds seek to maintain a net asset value of $1.00 per share. In this connection, each Fund's securities are valued at its amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. For a more complete description of the amortized cost valuation method and its effect on existing and prospective shareholders, see "Net

Asset Value" in the Statement of Additional Information.

HOW TO SELL SHARES

How to Redeem

Redemption orders are effected at the net asset value per share next determined after receipt of the order from an Institution by The Pilot Funds' transfer agent. The Pilot Funds imposes no charges when Pilot Shares are redeemed. Institutions may charge fees to their Customers for their services in connection with the instructions and limitations pertaining to the account at the Institution.

The Funds may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the 1940 Act.

The Pilot Funds intends to pay cash for all shares redeemed, but in unusual circumstances may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price if it appears appropriate to do so in light of the Funds' responsibilities under the 1940 Act. See the Statement of Additional Information ("Redemptions"). In those cases, an investor may incur brokerage costs in converting securities to cash.

Shares of a Fund are also redeemable at the unilateral option of the Funds if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the Shareholders of such Fund. The Funds, however, assume no responsibility to compel such redemptions. In the event losses are sustained by a Fund, the Funds may reduce the number of outstanding Shares in that Fund in order to maintain a net asset value per Share of $1.00. Such reduction will be effected by having each Shareholder of that Fund proportionally contribute to the Fund's capital the necessary Shares to restore such net asset value per Share. Each Shareholder will be deemed to have agreed to such contribution in these circumstances by his or her investment in the Funds.

It is the responsibility of the Institutions to provide their customers with statements of account with respect to transactions made for their accounts at the Institutions.

Share balances may be redeemed pursuant to arrangements between Institutions and their Customers. Redemptions of Pilot Shares of a Fund may be made in accordance with the application form executed prior to the customer's first purchase of Pilot Shares or pursuant to redemption drafts drawn on Boatmen's Bank of Rolla. Redemptions by fiduciary accounts are made as an Institution directs.

Payment of Redemption Proceeds and Dividends


If a redemption request is received by the Transfer Agent from an Institution before 2:00 p.m., Central time, for the Diversified and Treasury Funds and 12:00 Noon, Central time, for the Tax-Exempt Funds, the Pilot Shares to be redeemed do not earn income on that day, but the proceeds will be available in the Shareholder's account at an Institution or its affiliate on the same day (if it is a Business Day). If a redemption request is received after that time, the Pilot Shares to be redeemed earn income on the day the request is received, and the proceeds will be available in the Shareholder's account at an Institution on the following Business Day. Neither the Funds nor the Distributor or Transfer Agent shall have any liability for any delay in the availability of proceeds in a Shareholder's account. Institutions have undertaken to arrange for the timely transmittal to the Transfer Agent of redemption requests and the timely crediting to Shareholders' accounts at an Institution of redemption proceeds. In order to effect timely transmittals and crediting, Institutions may establish earlier times by which redemption directions must be received by it. Institutions have undertaken to advise Shareholders if earlier times are established.


Check Redemption Privilege

A Shareholder of any Fund may elect to have a special account with Boatmen's Bank of Rolla (the "Bank") for the purpose of redeeming Shares from his or her account in that Fund by check. When the Bank receives a completed signature card and authorization form, the Shareholder will be provided with a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of

$500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to the Bank for payment, a sufficient number of full and fractional Shares will be redeemed to cover the amount of the check. Cancelled checks will be returned to the Shareholder by the Bank.

The check redemption privilege enables a Shareholder to receive the dividends declared on the Pilot Shares to be redeemed until such time as the check is processed. Because of this feature, the check redemption privilege may not be used for a complete liquidation of a Shareholder's account. If the amount of a check is greater than the value of Pilot Shares held in the Shareholder's account, the check will be returned unpaid, and the Shareholder may be subject to extra charges.

The Transfer Agent reserves the right to impose conditions on or terminate the check redemption privilege at any time with respect to a particular Shareholder or all Shareholders in general. The Funds and the Bank reserve the right at any time to suspend the procedure permitting redemption by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of other Shareholders of the Funds.


The Pilot Funds reserves the right, however, to delay the wiring of redemption proceeds for up to seven days after receipt of a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Fund.


EXCHANGES

Pilot Shares of the Fund may be exchanged for Pilot Shares of any other fund of the Pilot Family of Funds, unless otherwise determined by the Trustees at the time any new portfolios become available, at the net asset value next determined. Prior to the completion of any exchange, investors must have the Prospectus of the Fund into which they are exchanging. Shares can only be exchanged in a state where the Shares to be received are registered.

For federal income tax purposes, an exchange is treated as a sale of the Shares surrendered in the exchange, on which an investor may realize a gain or loss, followed by a purchase of Shares received in the exchange. All telephone exchanges must be registered in the same name(s) and with the same address as are registered in the Fund from which the exchange is being made. Any election to use telephone exchanges or redemptions will be administered by Boatmen's. In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement.

With respect to telephone transactions, The Pilot Funds and its service contractors will employ reasonable procedures to ensure that instructions communicated by phone are genuine; if these procedures are not followed, The Pilot Funds or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmation to shareholders within 72 hours of a telephone transaction, verifying the account name and a shareholder's account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. Each party who establishes an account directly with The Pilot Funds automatically has the ability to engage in telephone transactions unless that party elects otherwise. Exchanges are available only in states where the exchange may legally be made. An exchange fee may be imposed or the exchange privilege may be modified or withdrawn at any time on 60 days' written notice or as otherwise permitted by applicable law.

DIVIDENDS AND DISTRIBUTIONS

Where do your dividends and distributions come from?

A Fund's net investment income consists of the excess of (i) accrued interest or discount (including both original issue and market discount, if any) on portfolio securities and (ii) any income of the Fund from sources other than capital gains, over (iii) the amortization of market premium on portfolio securities and (iv) the estimated expenses of the Fund, including a proportionate share of the general expenses of the Funds.

When are dividends and distributions declared and paid?

Each Fund intends to declare substantially all of its net investment income daily (as of 2:00 p.m., Central time, for the Diversified and Treasury Funds, and as of 12:00 Noon, Central time, for the Tax-Exempt Funds) as a dividend and distribute these dividends to Pilot Shareholders, monthly. Net short-term capital gains, if any, will be distributed in accordance with the requirements of the Code, and may be reflected in the Funds' daily distributions. Each Fund may distribute at least annually, on or about the close of each calendar year, its long-term capital gains, if any.

How are dividends and distributions declared and paid?

Income dividends and capital gain distributions will be paid in cash or at the election of the Shareholder will be reinvested in additional shares of the same Fund. Any election to receive cash or to reinvest in additional Shares will be administered by your Institution in a manner arranged for each Fund. Cash distributions will be paid on or about the first business day of each month. Although realized gains and losses on the assets of each Fund are reflected in the net asset value of each Fund, they are not expected to be of an amount which would affect a Fund's net asset value of $1.00 per Share.

Should a Fund incur or anticipate any unusual expense, loss or depreciation which could adversely affect income or net asset value, the Trustees would at that time consider whether to adhere to the present income accrual and distribution policy described above or to revise it in light of the then prevailing circumstances. For example, the Trustees might reduce or suspend Shareholder income accruals in order to prevent to the extent possible the net asset value of such Fund from being reduced below $1.00 per Share. Thus, such expenses, losses or depreciation could result in a Shareholder receiving no income for the period during which he held the Shares.

THE PILOT FAMILY OF FUNDS

The Pilot Funds was organized on July 15, 1982 as a Massachusetts business trust under the name Centerland Fund. On June 1, 1994, its name was changed to The Pilot Funds. The Pilot Funds is a mutual fund of the type known as an "open-end management investment company." A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. The Trustees of the Funds are responsible for the overall management and supervision of its affairs. The Agreement and Declaration of Trust permits the Board of Trustees of The Pilot Funds to create separate series or portfolios of shares. To date, fourteen portfolios have been established. The Agreement and Declaration of Trust also permits the Board of Trustees to classify or reclassify any series or portfolio of shares into one or more classes and to establish additional portfolios in the future. The Trustees have authorized the issuance of an unlimited number of shares available to selected investors in each of three share classes (Pilot Shares, Investor Shares and Administration Shares) in these Funds. Information regarding The Pilot Funds' other portfolios may be obtained by contacting The Pilot Funds at 800/71-PILOT or the Distributor.

Each Pilot Share, Investor Share and Administration Share of the Fund represents an equal proportionate interest in the assets belonging to the Fund. It is contemplated that most Shares will be held in accounts of which the record owner is a bank or other institution acting as nominee for its customers who are the beneficial owners of the Shares. Pilot Shares may be purchased for accounts held in the name of an institution that is not compensated by the Funds for services provided to the institution's customers. Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares bear the cost of administration fees at the annual rate of up to .25 of 1% of the average daily net asset value of such Shares. Investor Shares may be purchased for accounts held in the name of an institution that provides certain account administration and Shareholder liaison services to its customers, including maintenance of account records, processing orders to purchase, redeem and exchange Investor Shares, responding to customer inquiries and assisting customers with investment procedures. Investor Shares bear the cost of service fees at the annual rate of up to .50 of 1% of the average daily net asset value of such Shares. Please refer to the Statement of Additional Information for the Administration Shares and Investor Shares for a more complete description of such services. It is possible that an institution (a "Service Organization") or its affiliate may offer different classes of Shares to its customers and thus receive different compensation with respect to different classes of Shares of the same Fund. Each Service Organization offering both Administration Shares and Investor Shares intends to limit the availability of such Shares to different types of investors. Shares of each class may be exchanged only for Shares of the same class in another Fund. Except as described herein, the three classes of Shares are identical. Certain aspects of the Shares may be altered, after advance notice to Shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

When issued, Shares will be fully paid and nonassessable. In the event of liquidation, Shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to Shareholders. Shares entitle their holders to one vote per Share, are freely transferable and have no preemptive, subscription or conversion rights.

If a proposal concerning the Administration Plan or Service Plan is submitted to holders of Administration Shares or Investor Shares, respectively, Service Organizations holding Administration or Investor Shares for their own accounts have undertaken to vote such Shares in the same proportions as the vote by customers of such Shares held for the account of such customers of the Service Organization.

Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund.

SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND PROPORTIONATE FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Shares of all the Pilot Funds portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Trustees. All shareholders of a particular Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement and fundamental investment policies.

THE PILOT FUNDS IS NOT REQUIRED TO AND DOES NOT CURRENTLY EXPECT TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS, ALTHOUGH SPECIAL MEETINGS MAY BE CALLED FOR PURPOSES SUCH AS ELECTING OR REMOVING TRUSTEES OR OTHER PURPOSES.

Effective June 30, 1995, the name of the Pilot Short-Term Tax-Exempt Fund was changed to the Pilot Missouri Short-Term Tax-Exempt Fund.

THE BUSINESS OF THE FUND

FUND MANAGEMENT

THE BUSINESS AFFAIRS OF THE PILOT FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

Service Providers

Adviser: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's") manages the investment portfolio of each Fund, selecting the investments and making purchase and sale orders. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737. The mailing address is P.O. Box 14737 at that location.


Administrator: BISYS FUND SERVICES LIMITED PARTNERSHIP (referred to as "BISYS"), is responsible for coordinating the Fund's efforts and generally overseeing the operation of the Fund's business. BISYS's principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


Distributor: Each Fund's shares are sold on a continuous basis by the Distributor, PILOT FUNDS DISTRIBUTORS, INC. (referred to as the "Distributor"), a registered broker-dealer and an affiliate of BISYS that is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


Custodian: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's") is responsible for holding the investments purchased by each Fund. Boatmen's is located at 100
N. Broadway, St. Louis, Missouri 63278.

Transfer Agent: BISYS FUND SERVICES, INC. (referred to as the "Transfer Agent") is an affiliate of BISYS and is the transfer and dividend disbursing agent of the Funds. It maintains the account records of all shareholders and administers the distribution of all income earned as a result of investing in the Funds. The Transfer Agent is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


MORE ABOUT BOATMEN'S. Founded in 1889, Boatmen's, a trust company organized under the laws of Missouri, provides a broad range of trust and investment services for individuals, privately and publicly held businesses, governmental units, pension and profit sharing plans and other institutions and organizations. As of September 30, 1996, Boatmen's and its affiliates managed nearly $83.2 billion in assets ($42.7 billion over which they had investment discretion and $40.5 billion over which they did not have investment discretion).



Boatmen's Bancshares, Inc., Boatmen's parent ("Bancshares"), is a registered bank holding company which owns substantially all of the outstanding capital stock of numerous commercial banks located in Arkansas, Illinois, Iowa, Kansas, Missouri, New Mexico, Oklahoma, Tennessee and Texas, a mortgage banking company, a credit life insurance company, a federal savings bank in Arkansas and a limited service bank in Delaware.



On August 30, 1996, Bancshares and NationsBank Corporation ("NationsBank") announced that they have entered into an agreement pursuant to which Bancshares will merge into NationsBank. The proposed merger, which will take place in January 1997, is subject to a number of conditions, including approval by the appropriate regulatory authorities and by the shareholders of both Bancshares and NationsBank. If the proposed merger is consummated, Boatmen's will become a wholly owned subsidiary of NationsBank.


Under its Advisory Agreements with the Funds, Boatmen's, subject to the general supervision of the Funds' Trustees, manages the investment operations of each Fund and the composition of each Fund's assets, including the purchase, retention, and disposition thereof.

Boatmen's pays all costs incurred by it in connection with the performance of its duties under the Advisory Agreements, other than the cost (including taxes and brokerage commissions, if any) of securities purchased for the Funds and the cost of preparing tax returns, shareholder reports and prospectuses and reports filed with regulatory authorities.

Boatmen's began serving as investment adviser to the Treasury Fund and Diversified Fund on June 1, 1994 and began serving as investment adviser to the Tax-Exempt Diversified Fund and Missouri Tax-Exempt Fund effective July 1, 1995. Goldman Sachs, acting through its separate operating division, Goldman Sachs Asset Management, served as investment adviser to the Tax-Exempt Diversified Fund and Missouri Tax-Exempt Fund prior to July 1, 1995.

Boatmen's is entitled to receive advisory fees on a monthly basis at an annual rate of .15 of 1% of the Diversified Fund's average net assets, .15 of 1% of the Treasury Fund's average net assets, .20 of 1% of the Tax-Exempt Diversified Fund's average net assets and .20 of 1% of the Missouri Tax-Exempt Fund's average net assets. For the fiscal year ended August 31, 1996 total Advisory fees paid by the Diversified Fund and Treasury Fund were .13% and .15%, respectively. For the fiscal year ended August 31, 1995 total advisory fees paid by the Diversified Fund and Treasury Fund were .07% and .08%, respectively. For the fiscal year ended August 31, 1994 (under the former advisory agreements from September 1, 1993 to June 1, 1994, and from June 1, 1994 to August 31, 1994), total advisory fees paid by the Diversified Fund and Treasury Fund were .07% and
 .08%, respectively.


For the fiscal year ended August 31, 1996, each of the Diversified and Treasury Funds paid an advisory fee of $2,174,296 and $2,552,746, respectively. For the fiscal year ended August 31, 1995, each of the Diversified and Treasury Funds paid an advisory fee of $998,016 and $972,623, respectively. For the fiscal year ended August 31, 1994, each of the Diversified and Treasury Funds paid an advisory fee of $1,679,800 and $1,366,594, respectively. Goldman Sachs received $1,453,413 and $1,154,974, respectively, and Boatmen's received $226,387 and $211,620, respectively.

For the period ended June 30, 1995, Goldman Sachs & Co. acted as the investment adviser to the Tax-Exempt Diversified Fund and Missouri Tax-Exempt Fund.

Boatmen's acts as an administrator by providing shareholder administrative services with respect to investments by its and its affiliates' customers in Pilot Shares of the Funds. Boatmen's maintains Shareholders' records and otherwise acts as servicing agent with respect to their investments. Any Shareholder inquiries should be directed to it. Boatmen's telephone number is
(314) 466-3489.

Boatmen's may assess a fee directly against the account of each customer of Boatmen's and its affiliates who beneficially owns Pilot Shares at an annual rate not to exceed .25 of 1% of the average daily balance of Pilot Shares (based upon the value at which the Pilot Shares are then being sold and redeemed by the Funds) in the customer's account. If imposed, this fee will be computed monthly on the basis of the average daily balance in the account and deducted from the account monthly. Boatmen's has advised the Funds that (a) the monthly statement it provides will show income net of the fee assessed against the customers' accounts, (b) this will be the only compensation which Boatmen's receives for serving as administrator with respect to Pilot Shares of the Funds, and (c) Boatmen's and its affiliates will continue to charge their usual and customary fees to all their customers (including those who invest in the Funds) for performing agency, custodial and fiduciary services.

MORE ABOUT BISYS. BISYS Fund Services Limited Partnership ("BISYS") is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations. Under its Administration Agreement with the Fund, BISYS provides a wide range of such services to the Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating or providing for the calculation of the net asset values of Fund shares and dividends and capital gain distributions to shareholders, and performing other administrative functions necessary for the smooth operation of the Funds. Certain officers of The Pilot Funds, namely Messrs. Martin Dean, W. Eugene Spurbeck, George O. Martinez, William J. Tomko and Bruce Treff are also employees and/or officers of BISYS, the Distributor or an affiliate.

EXPENSES. In order to support the services described above, as well as other matters essential to the operation of the Funds, the Funds incur certain expenses. Expenses are paid out of a Fund's assets, and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to you or deducted from your account.


For its services as administrator, BISYS is entitled to an administration fee from The Pilot Funds which is calculated based on the net assets of all of the investment portfolios of The Pilot Funds combined. Under the Administration Agreement, each Fund pays its pro rata share of an annual fee to BISYS, computed daily and payable monthly, of .115 of 1% of The Pilot Funds' average net assets up to $1.5 billion, .110 of 1% of The Pilot Funds' average net assets on the next $1.5 billion and .1075 of 1% of The Pilot Funds' average net assets in excess of $3 billion. These amounts may be reduced pursuant to fee waivers by BISYS. Any such fee waivers may be terminated by BISYS at any time. For the fiscal year ended August 31, 1996, The Pilot Funds paid administration fees to BISYS in the amount of $1,880,792, $1,598,802, $257,068 and $433,805 for Pilot
Short-Term U.S. Treasury Fund, Pilot Short Term Diversified Assets Fund, Pilot Missouri Short-Term Tax-Exempt Fund and Pilot Short-Term Tax-Exempt Diversified Fund, respectively. For the fiscal year ended August 31, 1995, The Pilot Funds paid administration fees to BISYS in the amount of $1,357,012, $1,479,697, $293,693 and $449,267 for the Pilot Short-Term U.S. Treasury Fund, Pilot Short-Term Diversified Assets Fund, Pilot Missouri Short-Term Tax-Exempt Fund and Pilot Short-Term Tax-Exempt Diversified Fund, respectively.


The Funds are responsible for all expenses incurred by the Funds, other than those expressly borne by Boatmen's, BISYS or the Transfer Agent under the Advisory, Administration or Transfer Agency

Agreements, respectively. Such expenses include, the fees payable to Boatmen's, BISYS and the Transfer Agent, the fees and expenses of the Funds' custodian, brokerage fees and commissions, any portfolio losses, state and federal registration fees for qualifying Funds Shares under federal or state securities laws, organization expenses, membership fees in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law, legal and auditing and tax fees and expenses, expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Funds' Shareholders and regulatory authorities, compensation and expenses of its Trustees and extraordinary expenses incurred by the Funds.



FEE WAIVERS. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Boatmen's and the Funds' other service providers. However, as to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to their fiscal year end. These waivers and reimbursements would increase the yield to investors when made but would decrease yields if a Fund were required to reimburse a service provider. Boatmen's has voluntarily agreed to limit the total operating expenses of the Pilot Shares of Pilot Short-Term Diversified Assets Fund to .50% of the Fund's average net assets until February 1, 1998.


TAX IMPLICATIONS

As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation. YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU.

Each Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, (the "Code"). As a regulated investment company, each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to Shareholders. In addition, as a regulated investment company, a Fund generally will not incur a federal income or excise tax on any investment company taxable income and net capital gains that are distributed to its Shareholders in accordance with certain timing requirements of the Code.

Dividends distributed by the Tax-Exempt Funds that are derived from interest income exempt from federal income taxation and are designated by a Fund as "exempt-interest dividends" will be exempt from federal income taxation.

Dividends of investment company taxable income, which generally includes the excess of net short-term capital gains over net long-term capital losses and interest (including original issue discount and market discount), less expenses, will be taxable to Shareholders as ordinary income. Because no portion of the dividends paid by any Fund is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by any Fund is expected to be eligible for the corporate dividends-received deduction. Distributions of the excess of net long-term capital gains over net short-term capital losses, if any, which are designated as "capital gain dividends" by a Fund will be taxable as long-term capital gains regardless of how long the Shareholders have held their Funds Shares. The Funds are not normally expected to realize any long-term capital gains or losses. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in Shares. Distributions declared in October, November or December with a record date in such month and paid in January of the following year are taxable to Shareholders as if received on December 31 of the year declared. Shareholders will be informed about the amount and character distributions received from a Fund for federal income tax purposes, including any distributions that may constitute a return of capital.

Investments in zero coupon securities (other than tax-exempt zero coupon securities) will result in income to a Fund each year equal to a portion of the excess of the face value of the securities over their issue price, even though the Fund receives no cash interest payments from the securities.

Any gain or loss realized by a Shareholder upon the sale or other disposition of Shares, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the Shareholder's holding period for the Shares.

Individuals and certain other classes of Shareholders may be subject to 31% withholding of federal income tax on taxable distributions if they fail to furnish a Fund with their correct taxpayer identification number and certain certifications regarding their tax status or if they are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a Shareholder's U.S. federal income tax liability.

A Fund that invests in foreign securities may be subject to foreign withholding taxes on income earned on such securities and may be unable to pass through to Shareholders the ability to claim foreign tax credits and deductions with respect to such taxes.

In addition to federal taxes, a Shareholder may be subject to state and local taxes on payments received from a Fund. A state tax exemption may be available in some states to the extent distributions of a Fund are derived from interest on certain direct U.S. Government obligations or on obligations of the particular state. Shareholders should consult their own tax advisers concerning these matters.


The Tax-Exempt Diversified Fund intends to satisfy certain requirements of the Code for the payment of "exempt-interest dividends" not included in shareholders' federal gross income. You should note that income that is not subject to federal income taxation may nonetheless have to be considered along with other adjusted gross income in determining whether any Social Security payments received by you are subject to federal income taxation. In addition, to the extent that distributions made by the Missouri Tax-Exempt Fund qualify as "exempt-interest dividends" for federal income tax purposes, are derived from interest on Missouri Instruments and are designated by the Missouri Tax-Exempt Fund as "state income tax exempt-interest dividends," these distributions will be exempt from Missouri income tax, the earnings and profits tax of Kansas City and the City of St. Louis earnings tax. Shares of the Missouri Tax-Exempt Fund and income dividends and other distributions from the Missouri Tax-Exempt Fund are not excludable in computing Missouri franchise taxes on corporations and financial institutions. Distributions of long-term and short-term capital gains, if any, that are includable in federal adjusted gross income will be subject to Missouri income taxation, but will not be subject to the earnings and profits tax of Kansas City or, for individuals in an individual capacity, the City of St. Louis earnings tax. Shares of the Missouri Tax-Exempt Fund are not subject to Missouri personal property taxes.


Further information relating to tax consequences is contained in the Statement of Additional Information.

MEASURING PERFORMANCE

Performance information provides you with a method of measuring and monitoring your investments. Each Fund may quote its performance in advertisements or shareholder communications.

UNDERSTANDING PERFORMANCE MEASURES: YIELD, EFFECTIVE YIELD AND TAX EQUIVALENT YIELD will be calculated separately for Pilot Shares, Administration Shares and Investor Shares. Because each such class of Shares is subject to different expenses, the net yield of such classes of the same Fund for the same period may differ. Absent a waiver of administration or service fees, the yield of Pilot Shares will exceed that of other shares.

The YIELD of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment.

The EFFECTIVE YIELD is calculated similarly but, when annualized, the net income earned by an investment in a Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

TAX-EQUIVALENT YIELDS for the Tax-Exempt Diversified and Missouri Tax-Exempt Funds show the amount of taxable yield needed to produce an after-tax equivalent of a tax-free yield, and are calculated by increasing the yield (as calculated above) by the amount necessary to reflect the payment of federal income taxes at a stated rate.

Performance comparisons:

The Funds may compare their yields to those of mutual funds with similar investment objectives and to relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

Yield data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, as well as in publications of a local or regional nature, may be used for comparison.

The performance of the Funds may also be compared to data prepared by Lipper Analytical Services, Inc., Mutual Fund Forecaster, Wiesenberger Investment Companies Services, Morningstar or CDA Investment Technologies, Inc..

INVESTMENT RESULTS OF A FUND ARE BASED ON HISTORICAL PERFORMANCE AND PERFORMANCE QUOTATIONS WILL FLUCTUATE. YOU SHOULD NOT CONSIDER QUOTATIONS TO BE REPRESENTATIVE OF FUTURE PERFORMANCE. YOU SHOULD ALSO REMEMBER THAT PERFORMANCE IS GENERALLY A FUNCTION OF THE KIND AND QUALITY OF INVESTMENTS HELD IN A PORTFOLIO, PORTFOLIO MATURITY, OPERATING EXPENSES AND MARKET CONDITIONS. FEES THAT BIS OR ANOTHER INSTITUTION MAY CHARGE DIRECTLY TO ITS CUSTOMER ACCOUNTS IN CONNECTION WITH AN INVESTMENT IN THE FUNDS WILL NOT BE INCLUDED IN THE FUNDS' CALCULATIONS OF YIELD.

INQUIRIES REGARDING THE FUNDS MAY BE DIRECTED TO THE DISTRIBUTOR AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219-3035.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUNDS INCORPORATED IN THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

PMF0021

       Financial
       Direction
      [THE PILOT FUNDS LOGO]

                                  PILOT SHORT-TERM
                                  U.S. TREASURY FUND

                                  PILOT SHORT-TERM
                                  DIVERSIFIED ASSETS FUND

                                  PILOT SHORT-TERM
                                  TAX-EXEMPT
                                  DIVERSIFIED FUND

                                  PILOT MISSOURI
                                  SHORT-TERM
                                  TAX-EXEMPT FUND

                                  INVESTOR SHARES



                           JANUARY 2, 1997




          The
        Pilot
         Funds
          Prospectus enclosed

                               TABLE OF CONTENTS


                                                                                                        PAGE
                                                                                                        ----
EXPENSE SUMMARY......................................................................................      4
    Shareholder Transaction Expenses.................................................................      4
    Annual Fund Operating Expenses...................................................................      4
    Example..........................................................................................      4

THE PILOT FUNDS FINANCIAL HIGHLIGHTS.................................................................      6

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS.....................................................     11
    Pilot Short-Term U.S. Treasury Fund..............................................................     11
    Pilot Short-Term Diversified Assets Fund.........................................................     11
    Pilot Short-Term Tax-Exempt Diversified Fund and Pilot Missouri Short-Term Tax-Exempt Fund.......     11

PORTFOLIO INSTRUMENTS AND PRACTICES..................................................................     12
    U.S. Government Securities.......................................................................     12
    Foreign Securities...............................................................................     13
    Repurchase Agreements............................................................................     13
    Municipal Instruments............................................................................     14
    State of Missouri................................................................................     15
    Loan Participations and Asset-Backed and Receivables-Backed Securities...........................     15
    Other Investment Companies.......................................................................     15
    Forward Commitments and When-Issued Securities...................................................     16
    Managing Liquidity...............................................................................     16
    Other Risk Considerations........................................................................     16
    Additional Information...........................................................................     17

INVESTMENT LIMITATIONS...............................................................................     17
    Treasury, Diversified and Tax-Exempt Diversified Funds...........................................     17
    Missouri Tax-Exempt Fund.........................................................................     17

SERVICE PLAN.........................................................................................     18

INVESTING IN THE PILOT FUNDS.........................................................................     19
    Getting Your Investment Started..................................................................     19

HOW TO BUY SHARES....................................................................................     19
    Tax-Sheltered Retirement Plans...................................................................     20
    Explanation of Sales Price.......................................................................     20

HOW TO SELL SHARES...................................................................................     21
    Payment of Redemption Proceeds and Dividends.....................................................     21

EXCHANGES............................................................................................     21

TRANSACTION RULES....................................................................................     22

DIVIDENDS AND DISTRIBUTIONS..........................................................................     23
    Where do your dividends and distributions come from?.............................................     23
    What are your dividend and distribution options?.................................................     23
    When are dividends and distributions declared and paid?..........................................     23

THE PILOT FAMILY OF FUNDS............................................................................     23

THE BUSINESS OF THE FUND.............................................................................     25

FUND MANAGEMENT......................................................................................     25
    Service Providers................................................................................     25
    More about BISYS.................................................................................     26
    Expenses.........................................................................................     26
    Fee Waivers......................................................................................     27

TAX IMPLICATIONS.....................................................................................     27

MEASURING PERFORMANCE................................................................................     28
    Performance comparisons..........................................................................     29

                                THE PILOT FUNDS

                             [THE PILOT FUNDS LOGO]

                         PROSPECTUS FOR INVESTOR SHARES

                      PILOT SHORT-TERM U.S. TREASURY FUND
                    PILOT SHORT-TERM DIVERSIFIED ASSETS FUND
                  PILOT SHORT-TERM TAX-EXEMPT DIVERSIFIED FUND
                   PILOT MISSOURI SHORT-TERM TAX-EXEMPT FUND


January 2, 1997


---------------------------------------------------------------------------------------------------

   PILOT FUND                        GOAL                            FOR INVESTORS WHO WANT
   ----------                        ----                            ----------------------
SHORT-TERM          Maximize current income to the extent    Safety, liquidity and stability of
U.S. TREASURY       consistent with the preservation of      capital, consistent with current
                    capital and the maintenance of           income, from U.S. Treasury Securities.
                    liquidity by investing exclusively in
                    high-quality money market instruments.
---------------------------------------------------------------------------------------------------
SHORT-TERM          Maximize current income to the extent    Liquidity and stability of capital,
DIVERSIFIED         consistent with the preservation of      consistent with current income, from a
ASSETS              capital and the maintenance of           diversified portfolio of money market
                    liquidity by investing exclusively in    securities.
                    high quality money market instruments.
---------------------------------------------------------------------------------------------------
SHORT-TERM          Seek as high a level of current income   Liquidity and stability of capital,
TAX-EXEMPT          which is exempt from federal income      consistent with current income which
DIVERSIFIED         tax as is consistent with the            is exempt from federal income tax.
                    preservation of capital.
---------------------------------------------------------------------------------------------------
MISSOURI            Seek as high a level of current income   Liquidity and stability of capital,
SHORT-TERM          which is exempt from federal income      consistent with current income which
TAX-EXEMPT          tax as is consistent with the            is exempt from federal income tax and,
                    preservation of capital.                 to the extent possible, Missouri
                                                             income tax.
---------------------------------------------------------------------------------------------------

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


SHARES OF PILOT MISSOURI SHORT-TERM TAX-EXEMPT FUND ARE NOT OFFERED IN ALL
STATES.

--------------------------------------------------------------------------------

FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BOATMEN'S TRUST COMPANY OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. WHILE EACH FUND SEEKS TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO ASSURANCE THAT EACH FUND WILL BE ABLE TO DO SO. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. BECAUSE THE MISSOURI SHORT-TERM TAX-EXEMPT FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER AND IS CONCENTRATED IN SECURITIES ISSUED BY A SINGLE STATE, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MUTUAL FUNDS. IN ADDITION, THE AMOUNT OF DIVIDENDS PAID BY A FUND WILL VARY. BOATMEN'S TRUST COMPANY SERVES AS INVESTMENT ADVISER TO EACH OF THE FUNDS AND IS PAID A FEE FOR ITS SERVICES, AND IS NOT AFFILIATED WITH PILOT FUNDS DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR.


This Prospectus describes Investor Shares in Pilot Short-Term U.S. Treasury, Pilot Short-Term Diversified Assets, Pilot Short-Term Tax-Exempt Diversified and Pilot Missouri Short-Term Tax-Exempt Funds. This Prospectus describes concisely the information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.



More information about the Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained free upon request by calling your Service Organization, by writing Pilot Funds Distributors, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035, or by calling 800/71-PILOT. The Statement of Additional Information dated January 2, 1997 is incorporated by reference into (considered a part of) the Prospectus.

The Funds are particularly designed for customers of Boatmen's, its affiliates and certain other participating banks and financial institutions ("Service Organizations") seeking investment of short-term funds to obtain the yields available on certain types of money market instruments while maintaining maximum liquidity and constant net asset value (see "Net Asset Value"). Investment in the Funds permits the customer to participate in money market transactions with a degree of diversification not normally available to the individual investor. In addition, investment in the Funds relieves the customer of many investment management and administrative burdens usually associated with the direct purchase and sale of money market instruments. These include: selection of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; selection and scheduling of maturities and reinvestment; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

Each Fund seeks to maintain a stable net asset value of $1.00 per Share. To facilitate this goal, each Fund's securities are valued by the amortized cost method as permitted by a rule of the Securities and Exchange Commission (the "SEC"). The SEC rule requires that all portfolio securities have at the time of purchase a maximum remaining maturity of not more than 397 days and that each Fund maintain a dollar-weighted average portfolio maturity of not more than 90 days.


Investments by each Fund must present minimal credit risk and be rated within one of the two highest rating categories for short-term debt obligations by at least two nationally recognized statistical rating organizations ("NRSROs") assigning a rating to the security or issuer, or if only one NRSRO has assigned a rating, by that NRSRO. Purchases of securities which are unrated or rated by only one NRSRO must be approved or ratified by the Trustees except for purchases made on behalf of Pilot Short-Term Tax-Exempt Diversified Fund and Pilot Missouri Short-Term Tax-Exempt Fund (the "Tax-Exempt Funds"). Securities which are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest short-term rating category by at least two NRSROs are designated "First Tier Securities". Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not rated in the highest short-term rating category by two or more NRSROs, are designated "Second Tier Securities". Securities which are unrated may be purchased only if they are deemed to be of comparable quality to First Tier or Second Tier rated securities. NRSROs include Standard & Poor's Corporation, Moody's Investors Service, Inc., Fitch Investors Service, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a description of each NRSRO's rating categories, see Appendix A to the Statement of Additional Information.


None of the Funds alone constitutes a complete investment program. There can be no assurance that the Funds will be able to maintain a stable net asset value, or that they will achieve their investment objectives.
--------------------------------------------------------------------------------

                               EXPENSE SUMMARY(3)


SHAREHOLDER TRANSACTION EXPENSES are charges you pay directly when buying or selling shares of a Fund.

ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.

Examples based on this information are also provided.

                        SHAREHOLDER TRANSACTION EXPENSES


                                                                   INVESTOR SHARES
                                           ---------------------------------------------------------------
                                                                                    PILOT         PILOT
                                               PILOT              PILOT           SHORT-TERM     MISSOURI
                                            SHORT-TERM          SHORT-TERM        TAX-EXEMPT    SHORT-TERM
                                           U.S. TREASURY    DIVERSIFIED ASSETS    DIVERSIFIED   TAX-EXEMPT
                                               FUND                FUND              FUND          FUND
                                           -------------    ------------------    ----------    ----------
Maximum Sales Load Imposed on
  Purchases.............................        None               None              None          None
Redemption Fees.........................        None               None              None          None
Exchange Fees...........................        None               None              None          None
ANNUAL FUND OPERATING EXPENSES (2)
(As a percentage of average net assets)
Management Fees (1).....................        0.15%              0.15%             0.20%         0.20%
12b-1 Fees (3)..........................        0.50%              0.50%             0.50%         0.50%
Other Expenses (4)......................        0.16%              0.16%             0.21%         0.23%
                                                ----               ----              ----          ----
     Total Operating Expenses...........        0.81%              0.81%             0.91%         0.93%
                                                ====               ====              ====          ====




EXAMPLE: Assume that the annual return and redemption on each of the Funds is 5%, and that their operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:



                                                        1               3              5             10
                                                    YEAR AFTER     YEARS AFTER    YEARS AFTER    YEARS AFTER
                                                     PURCHASE        PURCHASE       PURCHASE       PURCHASE
                                                    ----------     -----------    -----------    -----------
PILOT SHORT-TERM U.S. TREASURY FUND
     Investor Shares............................    $  8           $ 26           $ 45            $ 100
PILOT SHORT-TERM DIVERSIFIED ASSETS FUND
     Investor Shares............................       8             26             45              100
PILOT SHORT-TERM TAX-EXEMPT DIVERSIFIED FUND
     Investor Shares............................       9             29             50              112
PILOT MISSOURI SHORT-TERM TAX-EXEMPT FUND
     Investor Shares............................       9             30             51              114


The Example shown above should not be considered a representation of past or future investment returns or operating expenses. Actual investment returns and operating expenses may be more or less than those shown. Actual expenses may vary depending upon a variety of factors, including the actual performance of a Fund, which may be greater or less than 5%.
---------------


The purpose of this Table is to assist investors in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly.

(1) For further information concerning management fees, see the section entitled "Fund Management".



(2) The information set forth in the Table and Example relates only to Investor Shares of the Funds. Pilot Shares and Administration Shares are subject to different fees and expenses. See "The Pilot Family of Funds". Pilot Shares pay no 12b-1 or account administration fees. Administration Shares do not pay a Rule 12b-1 fee but pay an account administration fee of up to .25 of 1% of average daily net assets. All other Fund expenses related to Pilot Shares and Administration Shares are the same as for Investor Shares.



(3) Service Organizations, other than broker-dealers, may charge other fees to their customers who are the beneficial owners of Investor Shares in connection with their customer accounts. See "Service Plan".



(4) The table does not reflect the allocation of any miscellaneous "class expenses" (e.g., certain printing and registration expenses).


BECAUSE OF THE DISTRIBUTION PAYMENTS PAID BY THE FUND AS SHOWN IN THE ABOVE TABLE, LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

                                THE PILOT FUNDS
                              FINANCIAL HIGHLIGHTS


The following data with respect to a Share of Pilot Short-Term Diversified Assets Fund, Pilot Short-Term U.S. Treasury Fund, Pilot Missouri Short-Term Tax-Exempt Fund (formerly "Pilot Short-Term Tax-Exempt Fund") and Pilot Short-Term Tax-Exempt Diversified Fund outstanding during the periods indicated have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference and attached to the Statement of Additional Information, and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information. Information about the performance of the Funds is also available in their annual report to shareholders which is available upon request and without charge by writing to the address on the front of this Prospectus. For periods shown, except as otherwise noted, Goldman, Sachs & Co. served as investment adviser to each of Pilot Short-Term Tax-Exempt Diversified Fund and Pilot Missouri Short-Term Tax-Exempt Fund, and Boatmen's Trust Company served as investment subadviser to Pilot Missouri Short-Term Tax-Exempt Fund.


The Administration Shares and the Investor Shares are two classes of Shares first issued by the Funds during June, 1991 and July, 1992, respectively. Accordingly, there are no financial highlights with respect to the Funds for such Shares for periods prior to such dates. The financial highlights presented below for periods prior to June, 1991 for the Administration Shares and July, 1992 for the Investor Shares are historical information for Shares that did not provide administration or additional services to Shareholders pursuant to a separate Service Agreement. As indicated elsewhere in this prospectus, the Service Organizations providing services pursuant to a Service Agreement will receive a fee in an amount up to .25 of 1% (on an annualized basis) of the average daily net asset value of the Administration Shares of the applicable Fund and a fee in an amount up to .50 of 1% (on an annualized basis) of the average daily net asset value of the Investor Shares of the applicable Fund.

                                THE PILOT FUNDS
                            ------------------------

                              FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    SHORT-TERM DIVERSIFIED ASSETS FUND
                                        ------------------------------------------------------------------------------------------
                                                           INCOME FROM INVESTMENT OPERATIONS
                                                      --------------------------------------------
                                        NET ASSET                    NET REALIZED         TOTAL                          NET ASSET
                                        VALUE AT         NET            GAIN ON        INCOME FROM     DISTRIBUTIONS     VALUE AT
                                        BEGINNING     INVESTMENT      INVESTMENT       INVESTMENT           TO            END OF
 FOR THE YEARS ENDED AUGUST 31,(f)      OF PERIOD       INCOME       TRANSACTIONS      OPERATIONS      SHAREHOLDERS       PERIOD
------------------------------------    ---------     ----------     -------------     -----------     -------------     ---------
1996--Pilot shares..................      $1.00        $ 0.0534         $    --          $0.0534         $ (0.0534)        $1.00
1996--Pilot Administration shares...       1.00          0.0509              --           0.0509           (0.0509)         1.00
1996--Pilot Investor shares.........       1.00          0.0484              --           0.0484           (0.0484)         1.00

1995--Pilot shares..................       1.00          0.0554              --           0.0554           (0.0554)         1.00
1995--Pilot Administration shares...       1.00          0.0529              --           0.0529           (0.0529)         1.00
1995--Pilot Investor shares.........       1.00          0.0504              --           0.0504           (0.0504)         1.00

1994--Pilot shares..................       1.00          0.0353          0.0001           0.0354           (0.0354)         1.00
1994--Pilot Administration shares...       1.00          0.0328          0.0001           0.0329           (0.0329)         1.00
1994--Pilot Investor shares.........       1.00          0.0303          0.0001           0.0304           (0.0304)         1.00

1993--Pilot shares..................       1.00          0.0325          0.0001           0.0326           (0.0326)         1.00
1993--Pilot Administration shares...       1.00          0.0298          0.0001           0.0299           (0.0299)         1.00
1993--Pilot Investor shares.........       1.00          0.0273          0.0001           0.0274           (0.0274)         1.00

1992--Pilot shares..................       1.00          0.0452              --           0.0452           (0.0452)         1.00
1992--Pilot Administration shares...       1.00          0.0396          0.0001           0.0397           (0.0397)         1.00
1992--Pilot Investor shares(a)......       1.00          0.0043              --           0.0043           (0.0043)         1.00

1991--Pilot shares..................       1.00          0.0691          0.0003           0.0694           (0.0694)         1.00
1991--Pilot Administration
 shares(b)..........................       1.00          0.0134              --           0.0134           (0.0134)         1.00

1990--Pilot shares..................       1.00          0.0829              --           0.0829           (0.0829)         1.00

1989--Pilot shares..................       1.00          0.0890              --           0.0890           (0.0890)         1.00

1988--Pilot shares..................       1.00          0.0703              --           0.0703           (0.0703)         1.00

1987--Pilot shares..................       1.00          0.0605              --           0.0605           (0.0605)         1.00

                                                                    SHORT-TERM DIVERSIFIED ASSETS FUND
                                        ------------------------------------------------------------------------------------------
                                                                                                          RATIO INFORMATION
                                                                                                         ASSUMING NO WAIVER OF
                                                                                                           ADVISORY FEES AND
                                                                                                         EXPENSE LIMITATIONS(d)
                                                                                                      ----------------------------
                                                                      RATIO OF NET                                    RATIO OF NET
                                                       RATIO OF        INVESTMENT      NET ASSETS      RATIO OF        INVESTMENT
                                                     NET EXPENSES      INCOME TO       AT END OF      EXPENSES TO      INCOME TO
                                         TOTAL        TO AVERAGE        AVERAGE          PERIOD       AVERAGE NET     AVERAGE NET
  FOR THE YEARS ENDED AUGUST 31,(F)    RETURN(e)      NET ASSETS       NET ASSETS      (IN 000'S)       ASSETS           ASSETS
 ------------------------------------  ---------     ------------     ------------     ----------     -----------     ------------
1996--Pilot shares..................     5.47%          0.27%            5.33%        $1,318,767         0.31%           5.29%
1996--Pilot Administration shares...     5.21           0.52             5.07            241,990         0.56            5.03
1996--Pilot Investor shares.........     4.95           0.77             4.83             49,849         0.81            4.79

1995--Pilot shares..................     5.68           0.23             5.56          1,056,624         0.24            5.55
1995--Pilot Administration shares...     5.42           0.48             5.22            231,688         0.49            5.21
1995--Pilot Investor shares.........     5.15           0.73             5.00             33,948         0.74            4.99

1994--Pilot shares..................     3.60           0.15             3.53            857,795         0.29            3.40
1994--Pilot Administration shares...     3.35           0.40             3.28            303,288         0.54            3.15
1994--Pilot Investor shares.........     3.10           0.65             3.03             37,896         0.79            2.90

1993--Pilot shares..................     3.29           0.12             3.25          1,293,667         0.29            3.08
1993--Pilot Administration shares...     3.04           0.37             2.98            378,262         0.54            2.81
1993--Pilot Investor shares.........     2.78           0.62             2.74             36,814         0.79            2.57

1992--Pilot shares..................     4.68           0.12             4.52          1,939,568         0.29            4.35
1992--Pilot Administration shares...     4.42           0.37             3.95            271,606         0.54            3.78
1992--Pilot Investor shares(a)......     3.24(c)        0.62(c)          3.14(c)          27,880         0.80(c)         2.96(c)

1991--Pilot shares..................     7.27           0.12             6.91          1,425,385         0.29            6.74
1991--Pilot Administration
 shares(b)..........................     5.77(c)        0.37(c)          5.68(c)          43,189         0.54(c)         5.51(c)

1990--Pilot shares..................     8.65           0.16             8.29          1,202,805         0.33            8.12

1989--Pilot shares..................     9.25           0.33             8.90            429,053         0.38            8.85

1988--Pilot shares..................     7.25           0.31             7.03            402,799         0.38            6.96

1987--Pilot shares..................     6.25           0.28             6.05            352,037         0.33            6.00


------------

(a) Pilot Investor share activity commenced during July of 1992.
(b) Pilot Administration share activity commenced during June of 1991.
(c) Annualized.
(d) The above does not reflect the fee which may be charged by Boatmen's directly to its customers' accounts at an annual rate not to exceed 0.25% of the average daily balance of Pilot shares in the customer's account.
(e) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(f) Prior to June 1, 1994, the Short-Term Diversified Assets Fund was advised by Goldman Sachs Asset Management.

                                THE PILOT FUNDS
                            ------------------------

                       FINANCIAL HIGHLIGHTS--(CONTINUED)

                                                                     SHORT-TERM U.S. TREASURY FUND
                                       ------------------------------------------------------------------------------------------
                                                          INCOME FROM INVESTMENT OPERATIONS
                                                     --------------------------------------------
                                       NET ASSET                    NET REALIZED         TOTAL                          NET ASSET
                                       VALUE AT         NET            GAIN ON        INCOME FROM     DISTRIBUTIONS     VALUE AT
                                       BEGINNING     INVESTMENT      INVESTMENT       INVESTMENT           TO            END OF
FOR THE YEARS ENDED AUGUST 31,(f)      OF PERIOD       INCOME       TRANSACTIONS      OPERATIONS      SHAREHOLDERS       PERIOD
-----------------------------------    ---------     ----------     -------------     -----------     -------------     ---------
1996--Pilot shares.................      $1.00        $ 0.0522         $    --          $0.0522         $ (0.0522)        $1.00
1996--Pilot Administration shares..       1.00          0.0497              --           0.0497           (0.0497)         1.00
1996--Pilot Investor shares........       1.00          0.0472              --           0.0472           (0.0472)         1.00

1995--Pilot shares.................       1.00          0.0534              --           0.0534           (0.0534)         1.00
1995--Pilot Administration shares..       1.00          0.0509              --           0.0509           (0.0509)         1.00
1995--Pilot Investor shares........       1.00          0.0484              --           0.0484           (0.0484)         1.00

1994--Pilot shares.................       1.00          0.0334          0.0002           0.0336           (0.0336)         1.00
1994--Pilot Administration shares..       1.00          0.0309          0.0002           0.0311           (0.0311)         1.00
1994--Pilot Investor shares........       1.00          0.0284          0.0002           0.0286           (0.0286)         1.00

1993--Pilot shares.................       1.00          0.0294          0.0006           0.0300           (0.0300)         1.00
1993--Pilot Administration shares..       1.00          0.0269          0.0006           0.0275           (0.0275)         1.00
1993--Pilot Investor shares........       1.00          0.0244          0.0006           0.0250           (0.0250)         1.00

1992--Pilot shares.................       1.00          0.0400          0.0014           0.0414           (0.0414)         1.00
1992--Pilot Administration shares..       1.00          0.0362          0.0014           0.0378           (0.0378)         1.00
1992--Pilot Investor shares(a) ....       1.00          0.0048          0.0002           0.0050           (0.0050)         1.00

1991--Pilot shares.................       1.00          0.0644          0.0016           0.0659           (0.0659)         1.00
1991--Pilot Administration
  shares(b)........................       1.00          0.0124          0.0003           0.0127           (0.0127)         1.00

   FOR THE PERIOD MARCH 26, 1990
   (COMMENCEMENT OF OPERATIONS)
        THROUGH AUGUST 31,
-----------------------------------
1990--Pilot shares.................       1.00          0.0346          0.0001           0.0347           (0.0347)         1.00

                                                                     SHORT-TERM U.S. TREASURY FUND
                                       ------------------------------------------------------------------------------------------
                                                                                                          RATIO INFORMATION
                                                                                                          ASSUMING NO WAIVER
                                                                                                         OF ADVISORY FEES(d)
                                                                                                     ----------------------------
                                                                     RATIO OF NET     NET ASSETS                     RATIO OF NET
                                                      RATIO OF        INVESTMENT          AT          RATIO OF        INVESTMENT
                                                    NET EXPENSES      INCOME TO         END OF       EXPENSES TO      INCOME TO
                                        TOTAL        TO AVERAGE        AVERAGE          PERIOD       AVERAGE NET     AVERAGE NET
 FOR THE YEARS ENDED AUGUST 31,(f)    RETURN(e)      NET ASSETS       NET ASSETS      (IN 000'S)       ASSETS           ASSETS
 -----------------------------------  ---------     ------------     ------------     ----------     -----------     ------------
1996--Pilot shares.................     5.35%          0.27%            5.22%        $1,299,086         0.31%           5.18%
1996--Pilot Administration shares..     5.08           0.52             4.96            216,368         0.56            4.92
1996--Pilot Investor shares........     4.82           0.77             4.70            177,882         0.81            4.66

1995--Pilot shares.................     5.47           0.23             5.36          1,191,447         0.24            5.35
1995--Pilot Administration shares..     5.21           0.48             5.12            215,593         0.49            5.11
1995--Pilot Investor shares........     4.94           0.73             4.82            131,074         0.74            4.81

1994--Pilot shares.................     3.40           0.16             3.34            843,111         0.28            3.24
1994--Pilot Administration shares..     3.15           0.41             3.09             98,823         0.53            2.99
1994--Pilot Investor shares........     2.90           0.66             2.84            156,132         0.78            2.74

1993--Pilot shares.................     3.04           0.14             2.94            942,109         0.30            2.78
1993--Pilot Administration shares..     2.79           0.39             2.69             65,570         0.55            2.53
1993--Pilot Investor shares........     2.53           0.64             2.44            193,764         0.80            2.28

1992--Pilot shares.................     4.30           0.24             4.00            887,321         0.30            3.94
1992--Pilot Administration shares..     4.04           0.49             3.62             91,152         0.56            3.55
1992--Pilot Investor shares(a) ....     2.92(c)        0.71(c)          2.83(c)         212,920         0.81(c)         2.73(c)

1991--Pilot shares.................     6.89           0.24             6.44            588,141         0.29            6.39
1991--Pilot Administration
  shares(b)........................     5.53(c)        0.49(c)          5.24(c)          15,980         0.54(c)         5.19(c)

   FOR THE PERIOD MARCH 26, 1990
   (COMMENCEMENT OF OPERATIONS)
        THROUGH AUGUST 31,
-----------------------------------
1990--Pilot shares.................     8.05(c)        0.26(c)          7.94(c)         360,685         0.39(c)         7.81(c)


------------

(a)  Pilot Investor share activity commenced during July of 1992.
(b)  Pilot Administration share activity commenced during June of 1991.
(c)  Annualized.
(d) The above does not reflect the fee which may be charged by Boatmen's directly to its customers' accounts at an annual rate not to exceed .25% of the average daily balance of Pilot shares in the customer's account.
(e) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(f) Prior to June 1, 1994, the Short-Term U.S. Treasury Fund was advised by Goldman Sachs Asset Management.

                                THE PILOT FUNDS
                            ------------------------

                       FINANCIAL HIGHLIGHTS--(CONTINUED)

                                                                     MISSOURI SHORT-TERM TAX-EXEMPT FUND
                                          ------------------------------------------------------------------------------------------
                                                             INCOME FROM INVESTMENT OPERATIONS
                                                        --------------------------------------------
                                          NET ASSET                    NET REALIZED         TOTAL                          NET ASSET
                                          VALUE AT         NET            LOSS ON        INCOME FROM     DISTRIBUTIONS     VALUE AT
                                          BEGINNING     INVESTMENT      INVESTMENT       INVESTMENT           TO            END OF
FOR THE YEARS ENDED AUGUST 31,            OF PERIOD       INCOME       TRANSACTIONS      OPERATIONS      SHAREHOLDERS       PERIOD
------------------------------            ---------     ----------     -------------     -----------     -------------     ---------
1996--Pilot shares....................      $1.00        $ 0.0318         $    --          $0.0318         $ (0.0318)        $1.00
1996--Pilot Administration shares.....       1.00          0.0292              --           0.0292           (0.0292)         1.00
1996--Pilot Investor shares...........       1.00          0.0267              --           0.0267           (0.0267)         1.00

1995--Pilot shares(g).................       1.00          0.0332              --           0.0332           (0.0332)         1.00
1995--Pilot Administration shares(g)..       1.00          0.0300              --           0.0300           (0.0300)         1.00
1995--Pilot Investor shares(g)........       1.00          0.0282              --           0.0282           (0.0282)         1.00

1994--Pilot shares....................       1.00          0.0220              --           0.0220           (0.0220)         1.00
1994--Pilot Administration shares(f)..       1.00          0.0103              --           0.0103           (0.0103)         1.00
1994--Pilot Investor shares...........       1.00          0.0170              --           0.0170           (0.0170)         1.00

1993--Pilot shares....................       1.00          0.0221              --           0.0221           (0.0221)         1.00
1993--Pilot Investor shares...........       1.00          0.0172              --           0.0172           (0.0172)         1.00

1992--Pilot shares....................       1.00          0.0325         (0.0001)          0.0324           (0.0324)         1.00
1992--Pilot Investor shares(a)........       1.00          0.0030              --           0.0030           (0.0030)         1.00

FOR THE ELEVEN MONTHS ENDED AUGUST 31,(b)
-----------------------------------------
1991--Pilot shares....................       1.00          0.0435              --           0.0435           (0.0435)         1.00

FOR THE YEARS ENDED SEPTEMBER 30,
---------------------------------
1990--Pilot shares....................       1.00          0.0547              --           0.0547           (0.0547)         1.00

1989--Pilot shares....................       1.00          0.0600              --           0.0600           (0.0600)         1.00

FOR THE PERIOD APRIL 25, 1988
(COMMENCEMENT OF OPERATIONS)
THROUGH SEPTEMBER 30,
-----------------------------
1988--Pilot shares....................       1.00          0.0210              --           0.0210           (0.0210)         1.00

                                                                     MISSOURI SHORT-TERM TAX-EXEMPT FUND
                                          ------------------------------------------------------------------------------------------
                                                                                                            RATIO INFORMATION
                                                                                                               ASSUMING NO
                                                                                                             REIMBURSEMENT OR
                                                                                                          ABSORPTION OF ADVISORY
                                                                                                          FEES AND DISTRIBUTION
                                                                                                               EXPENSES(d)
                                                                                                       ----------------------------
                                                                       RATIO OF NET                                    RATIO OF NET
                                                        RATIO OF        INVESTMENT      NET ASSETS      RATIO OF        INVESTMENT
                                                      NET EXPENSES      INCOME TO       AT END OF      EXPENSES TO      INCOME TO
                                          TOTAL        TO AVERAGE        AVERAGE          PERIOD       AVERAGE NET     AVERAGE NET
FOR THE YEARS ENDED AUGUST 31,          RETURN(e)      NET ASSETS       NET ASSETS      (IN 000'S)       ASSETS           ASSETS
------------------------------          ---------     ------------     ------------     ----------     -----------     ------------
1996--Pilot shares....................     3.22%          0.43%            3.17%         $ 183,772         0.43%           3.17%
1996--Pilot Administration shares.....     2.96           0.68             2.87             13,501         0.68            2.87
1996--Pilot Investor shares...........     2.70           0.93             2.65             15,743         0.93            2.65

1995--Pilot shares(g).................     3.37           0.44             3.31            210,834         0.44            3.31
1995--Pilot Administration
 shares(g)............................     3.05           0.69             3.06              4,555         0.69            3.06
1995--Pilot Investor shares(g)........     2.86           0.94             2.83             11,222         0.94            2.83

1994--Pilot shares....................     2.23           0.37             2.20            239,796         0.37            2.20
1994--Pilot Administration
 shares(f) ...........................     2.04(c)        0.67(c)          2.03(c)              --         0.67(c)         2.03(c)
1994--Pilot Investor shares...........     1.73           0.87             1.70              9,364         0.87            1.70

1993--Pilot shares....................     2.24           0.36             2.21            228,075         0.36            2.21
1993--Pilot Investor shares...........     1.73           0.86             1.71              7,819         0.86            1.71

1992--Pilot shares....................     3.29           0.37             3.24            202,304         0.37            3.24
1992--Pilot Investor shares(a)........     1.74(c)        0.87(c)          1.75(c)          10,696         0.87(c)         1.75(c)

FOR THE ELEVEN MONTHS ENDED AUGUST 31,(b)
-----------------------------------------
1991--Pilot shares....................     4.83(c)        0.38(c)          4.74(c)         166,499         0.61(c)         4.51(c)

FOR THE YEARS ENDED SEPTEMBER 30,
---------------------------------
1990--Pilot shares....................     5.61           0.42             5.47            152,375         0.67            5.22

1989--Pilot shares....................     6.17           0.39             6.02            129,551         0.70            5.71

FOR THE PERIOD APRIL 25, 1988
(COMMENCEMENT OF OPERATIONS)
THROUGH SEPTEMBER 30,
-----------------------------
1988--Pilot shares....................     4.86(c)        0.44(c)          4.93(c)          71,658         0.85(c)         4.52(c)


------------

(a) Pilot Investor share activity commenced during July of 1992.
(b) Prior to a tax-free reorganization effective August 1, 1991, the Missouri Short-Term Tax-Exempt Portfolio was a separate portfolio of the Locust Street Fund and known as the Tax-Exempt Money Market Portfolio which was advised by Boatmen's Trust Company and had a September 30 fiscal year-end.
(c) Annualized.
(d) The above does not reflect the fee which may be charged by Boatmen's directly to its customers' accounts at an annual rate not to exceed 0.25% of the average daily balance of Pilot shares in the customer's account.
(e) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(f) Pilot Administration share activity commenced during March of 1994.
(g) Prior to July 1, 1995, Goldman Sachs Asset Management served as the investment adviser.

                                THE PILOT FUNDS
                            ------------------------

                       FINANCIAL HIGHLIGHTS--(CONTINUED)

                                                                   SHORT-TERM TAX-EXEMPT DIVERSIFIED FUND
                                         ------------------------------------------------------------------------------------------
                                                            INCOME FROM INVESTMENT OPERATIONS
                                                       --------------------------------------------
                                         NET ASSET                    NET REALIZED         TOTAL                          NET ASSET
                                         VALUE AT         NET            GAIN ON        INCOME FROM     DISTRIBUTIONS     VALUE AT
                                         BEGINNING     INVESTMENT      INVESTMENT       INVESTMENT           TO            END OF
FOR THE YEARS ENDED AUGUST 31,           OF PERIOD       INCOME       TRANSACTIONS      OPERATIONS      SHAREHOLDERS       PERIOD
------------------------------           ---------     ----------     -------------     -----------     -------------     ---------
1996--Pilot shares...................      $1.00        $ 0.0326         $    --          $0.0326         $ (0.0326)        $1.00
1996--Pilot Administration shares....       1.00          0.0301              --           0.0301           (0.0301)         1.00
1996--Pilot Investor shares..........       1.00          0.0276              --           0.0276           (0.0276)         1.00

1995--Pilot shares(f)................       1.00          0.0353              --           0.0353           (0.0353)         1.00
1995--Pilot Administration shares(f).       1.00          0.0328              --           0.0328           (0.0328)         1.00
1995--Pilot Investor shares(e)(f)....       1.00          0.0195              --           0.0195           (0.0195)         1.00

1994--Pilot shares...................       1.00          0.0240              --           0.0240           (0.0240)         1.00
1994--Pilot Administration shares(d).       1.00          0.0208              --           0.0208           (0.0208)         1.00

FOR THE PERIOD FEBRUARY 16, 1993
(COMMENCEMENT OF OPERATIONS)
THROUGH AUGUST 31,
--------------------------------
1993--Pilot shares...................       1.00          0.0121              --           0.0121           (0.0121)         1.00

                                                                   SHORT-TERM TAX-EXEMPT DIVERSIFIED FUND
                                         ------------------------------------------------------------------------------------------
                                                                                                           RATIO INFORMATION
                                                                                                           ASSUMING NO WAIVER
                                                                                                          OF ADVISORY FEES(a)
                                                                                                      ----------------------------
                                                                      RATIO OF NET                                    RATIO OF NET
                                                       RATIO OF        INVESTMENT      NET ASSET       RATIO OF        INVESTMENT
                                                     NET EXPENSES      INCOME TO       AT END OF      EXPENSES TO      INCOME TO
                                         TOTAL        TO AVERAGE        AVERAGE          PERIOD       AVERAGE NET     AVERAGE NET
FOR THE YEARS ENDED AUGUST 31,         RETURN(b)      NET ASSETS       NET ASSETS      (IN 000'S)        ASSETS           ASSETS
------------------------------         ---------     ------------     ------------     ----------     -----------     ------------
1996--Pilot shares...................    3.31%          0.37%            3.26%          $ 375,777        0.41%           3.22%
1996--Pilot Administration shares....     3.05           0.62             2.97             14,550         0.66            2.93
1996--Pilot Investor shares..........     2.79           0.87             2.56                907         0.91            2.52

1995--Pilot shares(f)................     3.59           0.28             3.54            397,783         0.29            3.53
1995--Pilot Administration shares(f).     3.33           0.53             3.36             14,443         0.54            3.35
1995--Pilot Investor shares(e)(f)....     1.96(g)        0.78(c)          3.15(c)               5         0.79(c)         3.14(c)

1994--Pilot shares...................     2.43           0.20             2.40            388,048         0.20            2.40
1994--Pilot Administration shares(d).     2.18(c)        0.45(c)          2.15(c)           3,040         0.45(c)         2.15(c)

FOR THE PERIOD FEBRUARY 16, 1993
(COMMENCEMENT OF OPERATIONS)
THROUGH AUGUST 31,
--------------------------------
1993--Pilot shares...................     2.23(c)        0.15(c)          2.21(c)         428,843         0.20(c)         2.16(c)


------------

(a) The above does not reflect the fee which may be charged by Boatmen's directly to its customers' accounts at an annual rate not to exceed 0.25% of the average daily balance of Pilot shares in the customer's account.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.
(d) Pilot Administration share activity commenced during September of 1993.
(e) Pilot Investor share activity commenced during January of 1995.
(f) Prior to July 1, 1995, Goldman Sachs Asset Management served as the investment adviser.
(g) Not annualized.

INVESTMENT OBJECTIVES, POLICIES
AND RISK FACTORS

The Pilot Funds uses a variety of different investments and investment techniques in seeking to achieve a Fund's investment objective. Each Fund does not use all of the investments and investment techniques described below, which involve various risks, and which are also described in the following sections. You should consider which Funds best meet your investment goals. Although each Fund will attempt to achieve its investment objective, there can be no assurance it will be successful.

The Pilot Funds intends to use its best efforts to maintain the net asset value of each money market fund at $1.00 per share, although there can be no assurance that it will be able to do so on a continuous basis.

Pilot Short-Term U.S. Treasury Fund


The investment objective of Pilot Short-Term U.S. Treasury Fund (the "Treasury Fund") is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Fund intends to achieve its objective by investing, under normal circumstances, at least 90% of its total assets in securities issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such securities. You should note, however, that shares of the Treasury Fund are not themselves issued or guaranteed by the U.S. Government or any of its agencies. U.S. Government obligations include Treasury bills, certain Treasury strips, certificates of indebtedness, notes and bonds, and obligations of other agencies and instrumentalities that are backed by the U.S. Treasury.


Pilot Short-Term Diversified Assets Fund


The investment objective of Pilot Short-Term Diversified Assets Fund (the "Diversified Fund") is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Diversified Fund pursues its objective by investing in a broad range of government, bank and corporate obligations, both rated and unrated, asset backed securities, participation interests and repurchase agreements. The Fund is permitted to invest in unrated notes, paper or other instruments which are determined to be of comparable high quality by Boatmen's pursuant to criteria established by the Board of Trustees.


The Diversified Fund concentrates in the banking industry by investing 25% or more of the value of its total assets in bank obligations (whether domestic or foreign) except that if adverse economic conditions prevail in the banking industry the Diversified Fund may, for temporary defensive purposes, temporarily invest less than 25% of the value of its total assets in bank obligations. For this purpose, the obligations of foreign banks and foreign branches of U.S. banks will be considered "bank obligations". (See "Portfolio Instruments and Practices--Foreign Securities".)

Investments in bank obligations include (i) obligations issued or guaranteed by U.S. banks (including certificates of deposit, loan participation interests, commercial paper, unsecured bank promissory notes and bankers' acceptances) which have more than $1 billion in total assets at the time of purchase; (ii) U.S. dollar denominated obligations issued or guaranteed (including fixed time deposits) by foreign banks which have more than $1 billion in total assets at the time of purchase; U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks, and foreign branches of U.S. banks (Eurodollar obligations) having more than $1 billion in total assets at the time of purchase. Such bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation; and (iii) commercial paper issued by U.S. or foreign commercial banks, which at the time of purchase are rated in the highest rating category of at least one NRSRO or, if unrated, deemed of comparable quality by the Adviser.

Pilot Short-Term Tax-Exempt Diversified Fund and Pilot Missouri Short-Term Tax-Exempt Fund


The investment objective of Pilot Short-Term Tax-Exempt Diversified Fund (the "Tax-Exempt Diversified Fund") is to seek as high a level of current income which is exempt from federal income tax, as is consistent with the preservation of capital. The Fund pursues its objective by investing primarily in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which is, in the opinion of bond counsel, if any, exempt from federal income tax ("Municipal Instruments"). As a matter of fundamental policy, at least 80% of the Tax-Exempt Diversified Fund's annual gross income will be derived from Municipal Instruments, except in extraordinary circumstances when in Boatmen's opinion a temporary defensive posture is appropriate.


The investment objective of Pilot Missouri Short-Term Tax-Exempt Fund (the "Missouri Tax-Exempt Fund") is to seek as high a level of current income which is exempt from federal income tax as is consistent with the preservation of capital. The Missouri Tax-Exempt Fund invests exclusively in high quality money market instruments. The Fund seeks to achieve its objective by investing at least 80% of its net assets during periods of normal market conditions in debt obligations issued by or on behalf of the State of Missouri, the interest on which is exempt from regular Federal income tax, is not a tax preference item under the Federal alternative minimum tax and is exempt from Missouri income taxes ("Missouri Instruments"). The Missouri Tax-Exempt Fund attempts to maximize the amount of income exempt from Missouri income tax to the extent that such available obligations meet the Fund's quality standards and have a suitable yield. Because there may be an insufficient supply of Missouri Instruments which meet the Fund's quality and liquidity standards and have a suitable yield, a varying percent of the Fund's income may at any one time be exempt from Missouri income tax. Interest from Municipal Instruments other than Missouri Instruments may be subject to Missouri income tax.



As a matter of fundamental policy, at least 80% of the Missouri Tax-Exempt Fund's income will be exempt from federal income taxes, except in extraordinary circumstances when in Boatmen's opinion a temporary defensive posture is appropriate. The Fund anticipates being as fully invested as practicable in municipal bonds and notes. However, because Missouri Tax-Exempt Fund presently does not intend to invest in taxable obligations other than "private activity" bonds, there may be occasions when, as a result of maturities of portfolio securities, or sales of shares, or in order to meet anticipated redemption requests, the Fund may hold cash which is not earning income.



Investments by Tax-Exempt Diversified Fund and Missouri Tax-Exempt Fund (the "Tax-Exempt Funds") in taxable money market instruments will be limited to those meeting the quality standards of each Fund.


Instruments in which the Tax-Exempt Funds may invest, include:

(A) fixed rate notes and similar debt instruments rated in the highest short-term rating category or in one of the two highest rating categories of at least one NRSRO;

(B) variable and floating rate demand instruments rated (i) in the highest rating category for municipal notes or (ii) in one of the two highest rating categories for long-term instruments or (iii) in the highest rating category for commercial paper and municipal notes with demand features of at least one NRSRO;

(C) tax-exempt commercial paper rated in the highest rating category of at least one NRSRO;

(D) unrated notes, paper or other instruments which are determined to be of comparable high quality by Boatmen's pursuant to criteria approved by the Trustees and in accordance with the procedures reviewed and approved by the Trustees; and

(E) municipal bonds rated in one of the two highest rating categories of at least one NRSRO and unrated bonds determined to be of comparable quality by Boatmen's pursuant to criteria approved by the Trustees.


In addition, Missouri Tax-Exempt Fund may invest in other municipal obligations rated in the highest short-term rating category or in one of the two highest long-term rating categories of at least one NRSRO or, if unrated, deemed to be of comparable quality by the Adviser.


PORTFOLIO INSTRUMENTS AND PRACTICES

--U.S. Government Securities. U.S. Government Securities are obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities. Some

U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Government National Mortgage Association), (b) the right of the issuer to borrow from the Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future.

Securities guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited and such participations may therefore be treated as illiquid.

U.S. Government Securities may include zero coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). U.S. Government Securities include principal and interest components of securities issued or guaranteed by the U.S. Treasury if the components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Zero coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

Securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities may be acquired in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. Custodial receipts are not considered to be U.S. Government securities for the purpose of determining whether 90% of the total assets of the Treasury Fund are invested in U.S. Government securities and repurchase agreements relating to such securities.

--Foreign Securities. Investment in foreign securities and bank obligations may present a greater degree of risk than investment in domestic securities because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

The DIVERSIFIED FUND may acquire U.S. dollar denominated obligations of the International Bank for Reconstruction and Development (the "World Bank"). Obligations of the World Bank are supported by subscribed but unpaid commitments of its member countries; there is no assurance that these commitments will be fulfilled in the future.

--Repurchase Agreements. EACH FUND may enter into repurchase agreements with selected broker-dealers and with banks. A repurchase agreement is an agreement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. The repurchase price will exceed the original purchase price, the difference being income to the Fund, and will be unrelated to the interest rate on the purchased security. The Funds' custodian or subcustodian will maintain custody of the purchased securities for the duration of the agreement. The value of the purchased securities, including accrued interest, will at all times exceed the value of the repurchase agreement. In the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In evaluating whether to enter into a repurchase agreement, Boatmen's will consider the credit worthiness of the seller pursuant to procedures reviewed and approved by the Trustees.

--Municipal Instruments. Municipal notes which may be purchased by the DIVERSIFIED FUND and the TAX-EXEMPT FUNDS include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction notes. Municipal bonds, which may be issued to raise money for various public purposes, include general obligation bonds and revenue bonds, and the Funds may hold both in any proportion. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as tolls from a toll bridge. Industrial development bonds (generally referred to under current tax law as "private activity bonds") are a specific type of revenue bond backed by the credit and security of a private issuer and therefore may have more potential risk. These bonds may be issued in a variety of forms, including Commercial Paper, tender option bonds and variable and floating rate securities.

The value of floating and variable rate obligations generally is more stable than that of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate obligations usually carry rights that permit the Funds to sell them at par value plus accrued interest upon short notice. The issuers or financial intermediaries providing rights to sell may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, letters of credit, which will ordinarily be irrevocable, both issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. (See "Portfolio Instruments and Practices--Foreign Securities".) When considering whether an obligation meets a Fund's quality standards, the Fund will look to the credit worthiness of the party providing the right to sell as well as to the quality of the obligation itself. The Funds may consider the maturity of a variable or floating rate Municipal Instrument to be shorter than its ultimate maturity if a Fund has the right to demand prepayment of its principal at specified intervals prior to the security's ultimate maturity, subject to the conditions for using amortized cost valuation under the Investment Company Act of 1940 (the "1940 Act"). EACH FUND may purchase such variable or floating rate obligations from the issuers or may purchase participations, a type of floating or variable rate obligation, which are interests in a pool of municipal obligations held by a bank or other financial institution.

EACH FUND may invest in municipal securities issued to finance private activities, the interest from which is an item of tax preference to Shareholders for purposes of the federal alternative minimum tax (see "Dividends and Distributions" and "Tax Implications"). However, any such interest which a Tax-Exempt Fund might earn will not be deemed to have been derived from Municipal Instruments for purposes of determining whether at least 80% of the Fund's annual gross income has been derived from such Instruments. The TAX-EXEMPT DIVERSIFIED FUND does not currently intend to invest in such bonds. As a non-fundamental policy, the MISSOURI TAX-EXEMPT FUND currently intends to limit its income from private activity bonds to no more than 20% of the Fund's income.

Ordinarily, the TAX-EXEMPT FUNDS expect that 100% of their portfolio securities will be Municipal Instruments. However, the Funds may hold cash or invest in short-term taxable securities as set forth above. Each Tax-Exempt Fund may invest 25% or more of its total assets in Municipal Instruments which are related in such a way that an economic, business or political development or change affecting one Municipal Instrument would also affect the other Municipal Instruments. For example, a Fund may so invest in (a) Municipal Instruments the interest on which is paid solely from revenues of similar municipal projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels) or life care facilities, (b) Municipal Instruments whose issuers are in the same state (including, in the case of the Missouri Tax-Exempt Fund, issuers in states other than Missouri), or
(c) industrial development obligations.

EACH FUND may purchase Municipal Instruments which are backed by letters of credit, which will ordinarily be irrevocable, issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. In addition, EACH FUND may acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on obligations of certain state and local governments and authorities.

In order to enhance the liquidity, stability, or quality of a Municipal Instrument, EACH FUND may acquire the right to sell the security to another party at a guaranteed price and date. These rights may be referred to as puts, demand features or standby commitments.

--State of Missouri. The MISSOURI TAX-EXEMPT FUND is more susceptible to risks affecting issuers of Missouri Instruments than would be a comparable municipal bond fund that does not emphasize these issuers to this degree. The marketability and market value of Missouri Instruments may be affected by economic factors in Missouri. These include the Missouri economy's heavy dependence upon manufacturing, defense and agriculture, which tend to be cyclical. Missouri and its political subdivisions are subject to the Hancock Amendment, a constitutional amendment which limits taxing authority and government spending. It imposes a limit on the total amount of taxes which the State may impose and limits the revenues of counties and other political subdivisions. Voter approval is required to exceed the limit, or to raise the rate of an existing tax, license, or other fee at a rate faster than specified limits. At the State level such limit is tied to personal income in Missouri, and at the county and local level such limit is tied to the consumer price index. The limitations do not apply to the payment of principal and interest on bonds approved by the voters. However, such limitations could affect adversely the ability of certain issuers to repay obligations which are not backed by the full faith or taxing authority of Missouri or a political subdivision. If either Missouri or any of its governmental entities are unable to meet their financial obligations, the income derived by the Fund, the Fund's net asset value, the ability to preserve or realize appreciation of the Fund's capital or the Fund's liquidity could be adversely affected. An expanded discussion concerning Missouri is contained in the Statement of Additional Information.

--Loan Participations and Asset-Backed and Receivables-Backed Securities. The DIVERSIFIED FUND may invest in loan participations. A loan participation is an interest in a loan to a U.S. corporation (the borrower) which is administered and sold by an intermediary bank. The borrower of the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank who sold the loan participation. The Fund may only purchase participations from banks which have total assets exceeding $1 billion. Loan participations will be treated as illiquid if they cannot be sold at market price within seven days.

The Diversified Fund may also invest in asset-backed and receivables-backed securities. These securities represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

The Fund may invest in new types of mortgage-related securities and in other asset-backed securities that may be developed in the future to the extent consistent with its investment objective and policies.


--Other Investment Companies. EACH FUND may invest in the securities of other mutual funds that invest in the particular instruments in which the Fund itself may invest subject to requirements of applicable securities laws. The Trust, on behalf of the Funds, has obtained relief from the SEC to permit each Fund to sell its securities in excess of otherwise applicable limits to the non-money market portfolios of the Trust as an investment vehicle for those portfolios' uninvested cash reserves. When a Fund invests in another mutual fund, it pays a pro rata portion of the advisory and other expenses of that fund as a shareholder of that fund. These expenses are in addition to the advisory and other expenses a Fund pays in connection with its own operations.

--Forward Commitments and When-Issued Securities. EACH FUND may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. When-issued and forward commitment transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield when the delivery takes place. These transactions will not be entered into for speculative purposes but only in furtherance of a Fund's investment objective. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, such Fund may dispose of a when-issued security or forward commitment prior to settlement if Boatmen's deems it appropriate to do so and such disposition may give rise to a capital gain or loss.

--Managing Liquidity. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons, as a matter of non-fundamental policy which may be changed by the Trustees without shareholder approval, EACH OF THE FUNDS DOES NOT KNOWINGLY INVEST MORE THAN 10% OF ITS NET ASSETS IN ILLIQUID SECURITIES. For this purpose, not all securities which are restricted are deemed to be illiquid. Illiquid securities include certain certificates of participation and tax-exempt derivative securities that do not permit a Fund to terminate them after seven days' notice. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and securities for which Boatmen's has determined pursuant to guidelines adopted by the Board of Trustees that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule
144A), are not subject to this 10% limitation. In addition, certain repurchase agreements which provide for settlement in more than seven days, but can be liquidated before the nominal fixed term on seven days' or less notice, are treated as liquid instruments.

--Other Risk Considerations. As with an investment in any mutual fund, an investment in the Funds entails market and economic risks associated with investments generally. However there are certain additional risks of which you should be aware.

Generally, the market value of fixed income securities in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should recognize that in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates will tend to decrease. You should also recognize that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower.

The Missouri Tax-Exempt Fund may invest more than 25% of its total assets in municipal obligations the interest of which comes from issuers located in the same state. When the Fund's assets are concentrated in obligations payable from revenues of issuers located in the same state, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated. In addition, payment on Municipal Instruments related to certain projects in which the Tax-Exempt Funds invest may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures on obtaining deficiency judgments. Should a foreclosure occur, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted Municipal Instruments.

The Missouri Tax-Exempt Fund is non-diversified, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may subject the Fund to particular risks relating to such issuers to a greater extent than if the Fund were diversified under the 1940 Act.

--Additional Information. The Funds have adopted certain procedures under the 1940 Act which enable the Funds to purchase certain instruments during the existence of an underwriting or selling syndicate of which Boatmen's National Bank of St. Louis ("Boatmen's Bank"), an affiliate of Boatmen's, or Kleinwort Benson Investment Management Americas Inc. is a member relating to the instruments. These procedures establish, among other things, certain limitations on the amount of debt securities which may be purchased in any single offering and on the amount of a Fund's assets which may be invested in any single offering. Accordingly, in view of Boatmen's Bank's active role in the underwriting of debt securities, a Fund's ability to purchase debt securities in the primary market may from time to time be limited.

INVESTMENT LIMITATIONS

Certain of the investment policies of each Fund may not be changed without a vote of holders of a majority of the Fund's outstanding shares. Policies requiring such a vote to effect a change are known as "fundamental". Some of the fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in greater detail in the Statement of Additional Information, which is available upon request.

Treasury, Diversified and Tax-Exempt Diversified Funds

1. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain limited exceptions as described in the Statement of Additional Information, including investments in U.S. Government securities, investments in banking obligations by the Diversified Fund and investments in Municipal Instruments by the Tax-Exempt Diversified Fund).

2. A Fund may not invest (with certain limited exceptions, including U.S. Government obligations, as described in the Statement of Additional Information) more than 5% of the value of the Fund's total assets in the securities of a single issuer, except that up to 25% of each Fund's total assets can be invested without regard to such 5% limitation (such 5% limitation shall not apply to repurchase agreements collateralized by U.S. Government securities).

3. A Fund may not borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Fund's total assets or from banks provided that immediately after such borrowing, all borrowings of the Fund do not exceed one-third of the Fund's total assets and no purchases of portfolio instruments will be made while such Fund has borrowings outstanding in an amount exceeding 5% of its total assets.

Missouri Tax-Exempt Fund

1. The Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain limited exceptions as described in the Statement of Additional Information, including investments in U.S. Government securities and investments in Municipal Instruments).

2. The Fund may not borrow money except as a temporary measure for emergency purposes and then only in amounts not exceeding one-third of the value of the Fund's total assets and no purchases of portfolio instruments will be made while such Fund has borrowings outstanding in an amount exceeding 5% of its net assets.


THE INVESTMENT OBJECTIVE OF EACH FUND IS FUNDAMENTAL AND ACCORDINGLY CANNOT BE CHANGED WITHOUT THE APPROVAL OF A MAJORITY OF THE OUTSTANDING SHARES OF THAT FUND. THE INVESTMENT POLICIES AND PRACTICES OF EACH OF TREASURY, DIVERSIFIED AND TAX-EXEMPT DIVERSIFIED FUNDS, UNLESS OTHERWISE SPECIFICALLY STATED HEREIN, ARE NOT FUNDAMENTAL AND CAN BE CHANGED BY THE FUNDS' TRUSTEES WITHOUT A SHAREHOLDER VOTE; THE INVESTMENT

POLICIES AND PRACTICES OF MISSOURI TAX-EXEMPT FUND, OTHER THAN ITS NON-DIVERSIFIED STATUS, ARE FUNDAMENTAL, UNLESS OTHERWISE SPECIFICALLY STATED HEREIN.


Pursuant to a rule of the Securities and Exchange Commission, each of the Diversified Fund and the Treasury Fund may not invest more than 5% of its total assets (taken at amortized cost) in the securities of any one issuer (except U.S. Government Securities and repurchase agreements collateralized by such securities). Each of such Funds may, however, invest more than 5% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although a Fund may not make more than one such investment at any time. Further, each of such Funds may not invest more than the greater of (i) 1% of its total assets; or (ii) one million dollars in the securities of a single issuer which were Second Tier Securities when acquired by a Fund. In addition, each of such Funds may not invest more than 5% of its total assets in securities which were Second Tier Securities when acquired. Pursuant to the SEC rule, the foregoing restrictions are not applicable to the Tax-Exempt Funds. The foregoing operating policies are more restrictive than the fundamental policy set forth above, which would give a Fund the ability to invest, with respect to 25% of its total assets, more than 5% of its total assets in any one issuer. Each Fund operates in accordance with these operating policies which comply with the SEC rule.

SERVICE PLAN

Each Fund has adopted a Service Plan (the "Plan") with respect to the Investor Shares which authorizes the Fund to compensate Boatmen's, its affiliates and other Service Organizations for providing account administration and Shareholder liaison services to their customers who are beneficial owners of such Shares. Each Fund will enter into agreements with Service Organizations which purchase Pilot Investor Shares on behalf of their customers ("Service Agreements"). The Service Agreements will provide for compensation to the Service Organization in an amount up to .50% (on an annualized basis) of the average daily net asset value of the Investor Shares of the applicable Fund attributable to or held in the name of the Service Organization for its customers. The services provided by the Service Organizations may include acting as a Shareholder of record, maintaining account records for its customers, processing orders to purchase, redeem and exchange Investor Shares for its customers, responding to inquiries from prospective and existing Shareholders and assisting customers with investment procedures.

For the fiscal years ended August 31, 1994, 1995 and 1996, the Funds incurred Service Organization fees at the annual rate of .50%, .50% and .50%, respectively, of each Fund's average daily net assets attributable to Investor Shares.

Holders of Investor Shares of a Fund will bear all expenses and fees paid to Service Organizations with respect to such Shares as well as any other expenses which are directly attributable to such Shares.

Service Organizations, other than broker-dealers, may charge other fees to their customers who are the beneficial owners of Investor Shares in connection with their customer accounts. These fees would be in addition to any amounts received by the Service Organization under a Service Agreement and would be for services other than those provided under such an Agreement. Under the terms of such Service Agreements, Service Organizations are required to provide their customers with a schedule of fees charged to such customers which relate to the investment of customers' assets in Investor Shares. This schedule will be provided at the time of any investment and whenever changes to the schedule are made.

The Funds will accrue payments made pursuant to a Service Agreement daily. The Funds will receive a prospective undertaking from each Service Organization eliminating that portion of such service payments which is necessary to assure that the service payments which are required to be accrued to the Investor Shares on any day do not exceed the income to be accrued to such Shares on that day.

The Funds have adopted the Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940 which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Funds and by a majority of the non-interested Trustees. The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Funds. All material amendments to the Plan will require approval by a majority of the Trustees of the Funds and of the non-interested Trustees.

All inquiries of beneficial owners of Investor Shares should be directed to such owners' Service Organization.

Payments for Fund shares must normally be in U.S. dollars and in order to avoid fees and delays should be drawn on a U.S. bank. Please remember that The Pilot Funds retains the right to reject any purchase order.

INVESTING IN THE PILOT FUNDS

Getting Your Investment Started

Investing in The Pilot Funds is quick and convenient. Fund Shares may be purchased either through the account you maintain with Boatmen's Investment Services, Inc. ("BIS") or other Service Organization or by a fiduciary account where purchases of Investor Shares of a Fund are made as directed by Boatmen's or other Service Organization. See "How to Buy Shares" below. Fund shares are distributed by Pilot Funds Distributors, Inc., (the "Distributor"). The Distributor is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

You may choose to invest your BIS account where an Account Representative can advise you in selecting among the Pilot Funds. Whether you currently have a BIS account or wish to open one, your Pilot Funds investment can be executed within a few minutes by telephone or, if you prefer, during a consultation with an Investment Officer of BIS. Call BIS at 800/469-5999 to speak with an Account Representative, to place a Pilot Funds transaction or to arrange a consultation scheduled at your convenience.

Clients of BIS and other institutions such as broker-dealers that have entered into agreements with the Distributor ("Service Organizations") may purchase shares through their accounts at their Service Organization and should contact such Service Organization directly for appropriate purchase instructions. Share purchases (and redemptions) made through BIS or another Service Organization are effected only on Business Days. When shares are purchased through BIS or another Service Organization, a fee may be charged by those institutions for providing administrative services in connection with your investment.

The Pilot Funds will send you the following statements and reports to provide you with current information on the status of your account:

Confirmation Statements  After every transaction that
                         affects your account balance.

Account Statements       Either monthly, quarterly or
                         annually depending on the
                         Fund in which you invest or
                         the type of account you hold.

Financial Reports        Every six months. To reduce
                         The Pilot Funds' expenses,
                         only one copy of most Fund
                         reports will be mailed to
                         your household, even if you
                         have more than one account in
                         a Fund.

HOW TO BUY SHARES

This section provides you with pertinent information on how to buy Fund shares. Further information can be found under "Transaction Rules". As set forth above, Investor Shares of the Funds are offered exclusively to customers of Boatmen's, its affiliates and to customers of other participating Service Organizations. Investor Shares may be purchased on any Business Day (as defined below) at the net asset value next determined after receipt by the Transfer Agent from the Service Organization of both the purchase order and its purchase price in Federal Funds. Payment will be effected by wiring Federal Funds to the Custodian. Boatmen's and other participating Service Organizations have undertaken to arrange for the timely transmittal of purchase orders to the Transfer Agent and of Federal Funds to the Custodian. Purchases are made through a customer's account at Boatmen's or other Service Organization as directed by the customer in an application form executed prior to the customer's first purchase of Investor Shares, except in the case of purchases by a fiduciary account where purchases of Investor Shares of a Fund are made as directed by Boatmen's or other Service Organization.

A customer of Boatmen's or other Service Organization (other than a fiduciary account) may direct Boatmen's or such Service Organization to invest automatically any cash income balance and any cash principal balance of the customer's account in Investor Shares of a Fund. This automatic investment will occur on each Business Day for each balance in its entirety. A customer maintaining an account at the trust department of a bank affiliated with Boatmen's may instruct the bank to invest automatically through Boatmen's any cash income balance and any cash principal balance of the customer's account in Investor Shares of a Fund on the same basis as applicable to customers of Boatmen's or may give other instructions to the bank within limits prescribed by the bank. Investors who wish to obtain additional information concerning investment procedures or a Fund's current yield should call 800/71-PILOT. Additional copies of this Prospectus, and copies of the Statement of Additional Information, may be obtained from the Distributor, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

In order to maximize earnings, the Funds try to be invested as completely as is practicable. The Funds are normally required to make settlement in Federal Funds for securities purchased. Accordingly, orders for Investor Shares will become effective on Business Days as follows: if an order is received by the Transfer Agent by 2:00 p.m., Central time, for the Diversified and Treasury Funds and by 12:00 Noon, Central time, for the Tax-Exempt Funds, and Federal Funds are received by the Custodian on the same day by 3:00 p.m., Central time, the order is effective as of that day. Shares are deemed to have been purchased when an order becomes effective and are entitled to income commencing on that day.

It is the responsibility of Service Organizations to transmit orders for purchases by their Customers promptly to the Funds in accordance with their agreements with their Customers, and to deliver required investments on a timely basis. If Federal Funds are not received within the period described, the order will be canceled, notice will be given, and the Service Organization will be responsible for any loss to The Pilot Funds or its beneficial shareholders. Payments for shares of a Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund.

Purchase orders must include the purchaser's tax identification number. The Pilot Funds reserves the right to reject any purchase order including exchanges for any reason or to waive the minimum initial investment requirement. The Funds also reserve the right to establish a minimum initial and/or subsequent investment requirement and to change that requirement with respect to any person or class of persons. Payment for orders which are not received or accepted will be returned after prompt notice. The issuance of shares is recorded in the shareholder records of the Funds, and share certificates will not be issued.

Tax-Sheltered Retirement Plans

Shares of the Funds may be purchased for Individual Retirement Accounts ("IRAs") for individuals and their non-employed spouses who desire to make limited contributions, including rollovers, to a tax deferred retirement program and if eligible, receive a federal income tax deduction for amounts contributed. For information about an IRA application with the Funds, contact your Service Organization.

Explanation of Sales Price

Investor Shares of the Funds are sold at net asset value. NET ASSET VALUE PER SHARE is determined on each Business Day (as defined below) at 2:00 p.m., Central time, for the Diversified and Treasury Funds, and 12:00 noon, Central time, for the Tax-Exempt Funds with respect to each Fund by adding the value of a Fund's investments, cash, and other assets attributable to its Investor Shares, subtracting the Fund's liabilities attributable to those shares, and then dividing the result by the number of Investor Shares in the Fund that are outstanding. The Funds seek to maintain a net asset value of $1.00 per share. In this connection, each Fund's securities are valued at its amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. For a more complete description of the amortized cost valuation method and its effect on existing and prospective shareholders, see "Net Asset Value" in the Statement of Additional Information.

HOW TO SELL SHARES

The Pilot Funds makes it easy to sell, or "redeem" your shares. If you purchased your shares through an account at BIS or another Service Organization, you may redeem shares in accordance with the instructions pertaining to that account.

Payment of Redemption Proceeds and Dividends


If a redemption request is received by the Transfer Agent from Boatmen's or another Service Organization before 2:00 p.m., Central time, for the Diversified and Treasury Funds and 12:00 noon, Central time, for the Tax-Exempt Funds, the Investor Shares to be redeemed do not earn income on that day, but the proceeds will be available in the Shareholder's account at Boatmen's or another Service Organization, or will be available by check at the election of a Shareholder on the same day (if it is a Business Day). If a redemption request is received after that time, the Investor Shares to be redeemed earn income on the day the request is received, and the proceeds will be available in the Shareholder's account at Boatmen's or another Service Organization on the following Business Day. Neither the Funds nor the Distributor or Transfer Agent shall have any liability for any delay in the availability of proceeds in a Shareholder's account. Boatmen's and other Service Organizations have undertaken to arrange for the timely transmittal to the Transfer Agent of redemption requests and the timely crediting to Shareholders' accounts at Boatmen's and other Service Organizations of redemption proceeds. In order to effect timely transmittals and crediting, Service Organizations may establish earlier times by which redemption directions must be received by them. Service Organizations have undertaken to advise Shareholders if earlier times are established.


EXCHANGES

Investor Shares of the Fund may be exchanged for Class A Shares of any other fund of the Pilot family of Funds, unless otherwise determined by the Trustees at the time any new funds become available at the net asset value next determined plus any applicable sales charge, by calling your Service Organization. However, if a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), the exchange will be made at net asset value. Investor Shares of the Fund purchased through dividend and/or capital gains reinvestment may be exchanged for Class A Shares of a Pilot Fund without a sales charge. Prior to the completion of any exchange, investors must have the Prospectus of the Fund into which they are exchanging. Shares can only be exchanged in a state where the Shares to be received are registered.

For federal income tax purposes, an exchange is treated as a sale of the Shares surrendered in the exchange, on which an investor may realize a gain or loss, followed by a purchase of Shares received in the exchange. All telephone exchanges must be registered in the same name(s) and with the same address as are registered in the Fund from which the exchange is being made. Any election to use telephone exchanges or redemptions will be administered by your Service Organization. In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement.


With respect to telephone transactions, The Pilot Funds and its service contractors will employ reasonable procedures to ensure that instructions communicated by phone are genuine; if these procedures are not followed, The Pilot Funds or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmation to shareholders within 72 hours of a telephone transaction, verifying the account name and a shareholder's account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. Each party who establishes an account directly with The Pilot Funds automatically has the ability to engage in telephone transactions unless that party elects otherwise. All exchanges are subject to the minimum investment requirements, if any, of The Pilot Funds into which the shares are being exchanged. Exchanges are available only in states where the exchange may legally be made. An exchange fee may be imposed or the exchange privilege may be modified or withdrawn at any time on 60 days' written notice or as otherwise permitted by applicable law.

TRANSACTION RULES

The right of a Shareholder to redeem Shares and the date of payments by the Funds may be suspended (a) for any period during which the New York Stock Exchange is closed, other than the customary week ends or holidays, or trading in the markets the Funds normally utilize is closed or is restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Funds to dispose of instruments owned by it or fairly to determine the value of its net assets, or
(c) for such other period as the SEC may by order permit for the protection of the Shareholders of the Funds.

The Funds may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the 1940 Act.

The Pilot Funds intends to pay cash for all shares redeemed, but in unusual circumstances may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price if it appears appropriate to do so in light of the Funds' responsibilities under the 1940 Act. See the Statement of Additional Information ("Redemptions"). In those cases, an investor may incur brokerage costs in converting securities to cash.

Shares of a Fund are redeemable at the unilateral option of the Funds if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the Shareholders of such Fund. The Funds, however, assume no responsibility to compel such redemptions. In the event losses are sustained by a Fund, the Funds may reduce the number of outstanding Shares in that Fund in order to maintain a net asset value per Share of $1.00. Such reduction will be effected by having each Shareholder of that Fund proportionally contribute to the Fund's capital the necessary Shares to restore such net asset value per Share. Each Shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Funds. In addition, the Funds reserve the right to adopt by action of the Trustees a policy pursuant to which it may without Shareholder approval redeem upon not less than 30 days' notice (a) Shares in an account which have a value below $500, or such other amount as the Trustees may designate at the time the policy is adopted (and during the notice period Shareholders will have the opportunity to bring the value of their accounts up to the designated amount) or (b) all of a Fund's Shares if such Shares have an aggregate value below a designated amount and if the Trustees determine that it is not practical, efficient or advisable to continue the operation of the Fund and that any applicable requirements of the 1940 Act have been complied with. As of the date of this Prospectus, no such policy has been adopted. While, as indicated above, the Trustees have the authority to adopt, and thereafter to change from time to time, such a policy, they will not do so without providing at least 30 days' notice to the Shareholders.

The Funds reserve the right to reject any purchase order (including exchanges) for any reason. The Funds also reserve the right to establish a minimum initial and/or subsequent investment requirement and to change that requirement with respect to any person or class of persons.


As used in this Prospectus, the term "Business Day" refers to those days when the New York Stock Exchange and the Custodian are open for business, which is Monday through Friday except for holidays (scheduled holidays for 1997 are: New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day). On those days when one or more of such organizations close early as a result of such day being a partial holiday or otherwise, the right is reserved to advance the time on that day by which purchase and redemption requests must be received.

DIVIDENDS AND DISTRIBUTIONS

Where do your dividends and distributions come from?

A Fund's net investment income consists of the excess of (i) accrued interest or discount (including both original issue and market discount, if any) on portfolio securities and (ii) any income of the Fund from sources other than capital gains, over (iii) the amortization of market premium on portfolio securities and (iv) the estimated expenses of the Fund, including a proportionate share of the general expenses of the Funds and the service fee specifically allocated to the Funds.

What are your dividend and distribution options?

Income dividends and capital gain distributions will be reinvested in additional shares of the same Fund or at the election of the Shareholder will be paid in cash. Any election to receive cash or to reinvest in additional Shares will be administered by your Service Organization in a manner arranged for each Fund. Cash distributions will be paid on or about the first business day of each month. Although realized gains and losses on the assets of each Fund are reflected in the net asset value of each Fund, they are not expected to be of an amount which would affect a Fund's net asset value of $1.00 per Share.

When are dividends and distributions declared and paid?

Each Fund intends to declare substantially all of its net investment income daily (as of 2:00 p.m., Central time, for the Diversified and Treasury Funds, and as of 12:00 Noon, Central time, for the Tax-Exempt Funds) as a dividend and distribute these dividends to Investor Shareholders, monthly. Net short-term capital gains, if any, will be distributed in accordance with the requirements of the Code, and may be reflected in the Funds' daily distributions. Each Fund may distribute at least annually, on or about the close of each fiscal year, its long-term capital gains, if any.

Should a Fund incur or anticipate any unusual expense, loss or depreciation which could adversely affect income or net asset value, the Trustees would at that time consider whether to adhere to the present income accrual and distribution policy described above or to revise it in light of the then prevailing circumstances. For example, the Trustees might reduce or suspend Shareholder income accruals in order to prevent to the extent possible the net asset value of such Fund from being reduced below $1.00 per Share. Thus, such expenses, losses or depreciation could result in a Shareholder receiving no income for the period during which he or she held the Shares.

THE PILOT FAMILY OF FUNDS

The Pilot Funds was organized on July 15, 1982 as a Massachusetts business trust under the name Centerland Fund. On June 1, 1994, its name was changed to The Pilot Funds. The Pilot Funds is a mutual fund of the type known as an "open-end management investment company". A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. The Trustees of the Funds are responsible for the overall management and supervision of its affairs. The Agreement and Declaration of Trust permits the Board of Trustees of The Pilot Funds to create separate series or portfolios of shares. To date, fourteen portfolios have been established. The Agreement and Declaration of Trust also permits the Board of Trustees to classify or reclassify any series or portfolio of shares into one or more classes and to establish additional portfolios in the future. The Trustees have authorized the issuance of an unlimited number of shares available to selected investors in each of three share classes (Investor Shares, Administration Shares and Pilot Shares) in these Funds. Information regarding The Pilot Funds' other portfolios may be obtained by contacting The Pilot Funds at 800/71-PILOT or the Distributor.

Each Investor Share, Administration Share and Pilot Share of the Fund represents an equal proportionate interest in the assets belonging to the Fund. It is contemplated that most Shares will be held in accounts of which the record owner is a bank or other institution acting as nominee for its customers who are the beneficial owners of the Shares. Pilot Shares may be purchased for accounts held in the name of an institution that is not compensated by the Funds for services provided to the institution's customers. Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares bear the cost of administration fees at the annual rate of up to .25 of 1% of the average daily net asset value of such Shares. Investor Shares may be purchased for accounts held in the name of an institution that provides certain account administration and Shareholder liaison services to its customers, including maintenance of account records, processing orders to purchase, redeem and exchange Investor Shares, responding to customer inquiries and assisting customers with investment procedures. Investor Shares bear the cost of service fees at the annual rate of up to .50 of 1% of the average daily net asset value of such Shares. Please refer to the Statement of Additional Information for the Administration Shares and Investor Shares for a more complete description of such services. It is possible that an institution (a "Service Organization") or its affiliate may offer different classes of Shares to its customers and thus receive different compensation with respect to different classes of Shares of the same Fund. Each Service Organization offering both Administration Shares and Investor Shares intends to limit the availability of such Shares to different types of investors. Shares of each class may be exchanged only for Shares of the same class in another Fund. Except as described herein, the three classes of Shares are identical. Certain aspects of the Shares may be altered, after advance notice to Shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

When issued, Shares will be fully paid and nonassessable. In the event of liquidation, Shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to Shareholders. Shares entitle their holders to one vote per Share, are freely transferable and have no preemptive, subscription or conversion rights.

If a proposal concerning the Administration Plan or Service Plan is submitted to holders of Administration Shares or Investor Shares, respectively, Service Organizations holding Administration or Investor Shares for their own accounts have undertaken to vote such Shares in the same proportions as the vote by customers of such Shares held for the account of such customers of the Service Organization.

Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund.


From time to time the Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Shares of any of the Funds and other portfolios of The Pilot Funds. Compensation may include tickets to sporting and other entertainment events, gifts of merchandise, and financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more portfolios of The Pilot Funds, and/or other dealer-sponsored special events. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. The Distributor, at its expense, currently conducts an annual sales contest for dealers in connection with their sales of Shares of the Funds. Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.


SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND PROPORTIONATE FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Shares of all the Pilot Funds portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Trustees. All shareholders of a particular Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement and fundamental investment policies.

THE PILOT FUNDS IS NOT REQUIRED TO AND DOES NOT CURRENTLY EXPECT TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS, ALTHOUGH SPECIAL MEETINGS MAY BE CALLED FOR PURPOSES SUCH AS ELECTING OR REMOVING TRUSTEES OR OTHER PURPOSES.


Effective June 30, 1995, the name of Pilot Short-Term Tax-Exempt Fund was changed to Pilot Missouri Short-Term Tax-Exempt Fund.

THE BUSINESS OF THE FUND

FUND MANAGEMENT

THE BUSINESS AFFAIRS OF THE PILOT FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

Service Providers

Adviser: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's") manages the investment portfolio of each Fund, selecting the investments and making purchase and sale orders. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737. The mailing address is P.O. Box 14737 at that location.

Administrator: BISYS FUND SERVICES LIMITED PARTNERSHIP (referred to as "BISYS"), is responsible for coordinating the Fund's efforts and generally overseeing the operation of the Fund's business. BISYS principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Distributor: Each Fund's shares are sold on a continuous basis by the Distributor, PILOT FUNDS DISTRIBUTORS, INC. (referred to as the "Distributor"), a registered broker-dealer and an affiliate of BISYS that is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Custodian: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's") is responsible for holding the investments purchased by each Fund. Boatmen's is located at 100
N. Broadway, St Louis, Missouri 63178.

Transfer Agent: BISYS FUND SERVICES, INC. (referred to as the "Transfer Agent") is an affiliate of BISYS and is the transfer and dividend disbursing agent of the Funds. It maintains the account records of all shareholders and administers the distribution of all income earned as a result of investing in the Funds. The Transfer Agent is located at 3435 Stelzer Road, Columbus, OH 43219-3035.


MORE ABOUT BOATMEN'S. Founded in 1889, Boatmen's, a trust company organized under the laws of Missouri, provides a broad range of trust and investment services for individuals, privately and publicly held businesses, governmental units, pension and profit sharing plans and other institutions and organizations. As of September 30, 1996, Boatmen's and its affiliates managed nearly $83.2 billion in assets ($42.7 billion over which they had investment discretion and $40.5 billion over which they did not have investment discretion).



Boatmen's Bancshares, Inc., Boatmen's parent ("Bancshares"), is a registered bank holding company which owns substantially all of the outstanding capital stock of numerous commercial banks located in Arkansas, Illinois, Iowa, Kansas, Missouri, New Mexico, Oklahoma, Tennessee and Texas, a mortgage banking company, a credit life insurance company, a federal savings bank in Arkansas and a limited service bank in Delaware.



On August 30, 1996, Bancshares and NationsBank Corporation ("NationsBank") announced that they have entered into an agreement pursuant to which Bancshares will merge into NationsBank. The proposed merger, which will take place in January 1997, is subject to a number of conditions, including approval by the appropriate regulatory authorities and by the shareholders of both Bancshares and NationsBank. If the proposed merger is consummated, Boatmen's will become a wholly owned subsidiary of NationsBank.


Under its Advisory Agreements with the Funds on behalf of each Fund, Boatmen's, subject to the general supervision of the Funds' Trustees, manages the investment operations of each Fund and the composition of each Fund's assets, including the purchase, retention, and disposition thereof.

Boatmen's pays all costs incurred by it in connection with the performance of its duties under each Advisory Agreement, other than the cost (including taxes and brokerage commissions, if any) of securities purchased for the Funds and the cost of preparing tax returns, shareholder reports and prospectuses and reports filed with regulatory authorities.

Boatmen's began serving as investment adviser to the Treasury Fund and Diversified Fund on June 1, 1994 and began serving as investment adviser to the Tax-Exempt Diversified Fund and Missouri Tax-Exempt Fund effective July 1, 1995. Goldman Sachs, acting through its separate operating division, Goldman Sachs Asset Management, served as investment adviser to the Tax-Exempt Diversified Fund and Missouri Tax-Exempt Fund prior to July 1, 1995.


Boatmen's is entitled to receive advisory fees on a monthly basis at an annual rate of .15 of 1% of

Diversified Fund's average net assets, .15 of 1% of Treasury Fund's average net assets, .20 of 1% of Tax-Exempt Diversified Fund's average net assets and .20 of 1% of Missouri Tax-Exempt Fund's average net assets.


For the fiscal year ended August 31, 1996 total advisory fees paid by the Diversified Fund and Treasury Fund were .13% and .15%, respectively. For the fiscal year ended August 31, 1995 total advisory fees paid by the Diversified Fund and Treasury Fund were .07% and .08%, respectively. For the fiscal year ended August 31, 1994 (under the former advisory agreements from September 1, 1993 to June 1, 1994, and from June 1, 1994 to August 31, 1994), total advisory fees paid by the Diversified Fund and Treasury Fund were .07% and .08%, respectively.

For the fiscal year ended August 31, 1996 each of the Diversified and Treasury Funds paid an advisory fee of $2,174,296 and $2,552,746, respectively. For the fiscal year ended August 31, 1995 each of the Diversified and Treasury Funds paid an advisory fee of $998,016 and $972,623, respectively. For the fiscal year ended August 31, 1994, each of the Diversified and Treasury Funds paid an advisory fee of $1,679,800 and $1,366,594, respectively. Goldman Sachs received $1,453,413 and $1,154,974, respectively, and Boatmen's received $226,387 and $211,620, respectively.

For the period ended June 30, 1995, Goldman Sachs & Co. acted as the investment adviser to the Tax-Exempt Diversified Fund and Missouri Tax-Exempt Fund.

MORE ABOUT BISYS. BISYS Fund Services Limited Partnership ("BISYS") is a subsidiary of The BISYS Group Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401 (k) administration and recordkeeping services to and through banking and other financial organizations. Under its Administration Agreement with the Fund, BISYS provides a wide range of such services to the Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating or providing for the calculation of the net asset values of Fund shares and dividends and capital gain distributions to shareholders, and performing other administrative functions necessary for the smooth operations of the Funds. Certain officers of The Pilot Funds namely Messrs. Martin Dean, W. Eugene Spurbeck, George O. Martinez, William J. Tomko and Bruce Treff are also employees and/or officers of BISYS, the Distributor or an affiliate.

EXPENSES. In order to support the services described above, as well as other matters essential to the operation of the Funds, the Funds incur certain expenses. Expenses are paid out of a Fund's assets, and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to you or deducted from your account.


For its services as administrator, BISYS is entitled to an administration fee from The Pilot Funds which is calculated based on the net assets of all of the investment portfolios of The Pilot Funds combined. Under the Administration Agreement, each Fund pays its pro-rata share of an annual fee to BISYS, computed daily and payable monthly, of .115 of 1% of The Pilot Funds' average net assets up to $1.5 billion, .110 of 1% of The Pilot Funds' average net assets on the next $1.5 billion and .1075 of 1% of The Pilot Funds' average net assets in excess of $3 billion. These amounts may be reduced pursuant to fee waivers by BISYS. Any such fee waivers may be terminated by BISYS at any time. For the fiscal year ended August 31, 1996, The Pilot Funds paid administration fees to BISYS in the amount of $1,880,792, $1,598,802, $257,068, and $433,805, for Pilot
Short-Term U.S. Treasury Fund, Pilot Short Term Diversified Assets Fund, Pilot Missouri Short-Term Tax-Exempt Fund and Pilot Short-Term Tax-Exempt Diversified Fund, respectively. For the fiscal year ended August 31, 1995, The Pilot Funds paid administration fees to BISYS in the amount of $1,357,012, $1,479,697, $293,693 and $449,267 for Pilot Short-Term U.S. Treasury Fund, Pilot Short-Term Diversified Assets Fund, Pilot Missouri Short-Term Tax-Exempt Fund and Pilot Short-Term Tax-Exempt Diversified Fund, respectively.


The Funds are responsible for all expenses incurred by the Funds, other than those expressly borne by Boatmen's, BISYS or the Transfer Agent under the Advisory, Administration or Transfer Agency Agreements. Such expenses include, the fees payable to Boatmen's, BISYS and the Transfer Agent, the fees and expenses of the Funds' custodian, brokerage fees and commissions, any portfolio losses, state and federal registration fees for qualifying Funds Shares under federal or state securities laws, organization expenses, membership fees in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law, legal and auditing and tax fees and expenses, expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Funds' Shareholders and regulatory authorities, compensation and expenses of its Trustees and extraordinary expenses incurred by the Funds.


FEE WAIVERS. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Boatmen's and the Funds' other service providers. However, as to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to their fiscal year end. These waivers and reimbursements would increase the yield to investors when made but would decrease yields if a Fund were required to reimburse a service provider.The Adviser has voluntarily agreed to limit the total operating expenses of the Pilot Shares of Pilot Short-Term Diversified Assets Fund to .31% of the Fund's average net assets until February 1, 1998 which will have the effect of limiting the expenses of the Investor Shares of the Fund to .81% of the Fund's average net assets for the same period.


TAX IMPLICATIONS

As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation. YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU.

Each Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, (the "Code"). As a regulated investment company, each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to Shareholders. In addition, as a regulated investment company, a Fund generally will not incur a federal income or excise tax on any investment company taxable income and net capital gains that are distributed to its Shareholders in accordance with certain timing requirements of the Code.

Dividends distributed by the Tax-Exempt Funds that are derived from interest income exempt from federal income taxation and are designated by a Fund as "exempt-interest dividends" will be exempt from federal income taxation.

Dividends of investment company taxable income, which generally includes the excess of net short-term capital gains over net long-term capital losses and interest (including original issue discount and market discount), less expenses, will be taxable to Shareholders as ordinary income. Because no portion of the dividends paid by any Fund is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by any Fund is expected to be eligible for the corporate dividends-received deduction. Distributions of the excess of net long-term capital gains over net short-term capital losses, if any, which are designated as "capital gain dividends" by a Fund will be taxable as long-term capital gains regardless of how long the Shareholders have held their Funds Shares. The Funds are not normally expected to realize any long-term capital gains or losses. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in Shares. Distributions declared in October, November or December with a record date in such month and paid in January of the following year are taxable to Shareholders as if received on December 31 of the year declared. Shareholders will be informed about the amount and character distributions received from a Fund for federal income tax purposes, including any distributions that may constitute a return of capital.

Investments in zero coupon securities (other than tax-exempt zero coupon securities) will result in income to a Fund each year equal to a portion of the excess of the face value of the securities over their issue price, even though the Fund receives no cash interest payments from the securities.

Any gain or loss realized by a Shareholder upon the sale or other disposition of Shares, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the Shareholder's holding period for the Shares.

Individuals and certain other classes of Shareholders may be subject to 31% withholding of federal income tax on taxable distributions if they fail to furnish a Fund with their correct taxpayer identification number and certain certifications regarding their tax status or if they are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a Shareholder's U.S. federal income tax liability.

A Fund that invests in foreign securities may be subject to foreign withholding taxes on income earned on such securities and may be unable to pass through to Shareholders the ability to claim foreign tax credits and deductions with respect to such taxes.

In addition to federal taxes, a Shareholder may be subject to state and local taxes on payments received from a Fund. A state tax exemption may be available in some states to the extent distributions of a Fund are derived from interest on certain direct U.S. Government obligations or on obligations of the particular state. Shareholders should consult their own tax advisers concerning these matters.


The Tax-Exempt Diversified Fund intends to satisfy certain requirements of the Code for the payment of "exempt-interest dividends" not included in shareholders' federal gross income. You should note that income that is not subject to federal income taxation may nonetheless have to be considered along with other adjusted gross income in determining whether any Social Security payments received by you are subject to federal income taxation. In addition, to the extent that distributions made by the Missouri Tax-Exempt Fund qualify as "exempt-interest dividends" for federal income tax purposes, are derived from interest on Missouri Instruments and are designated by the Missouri Tax-Exempt Fund as "state income tax exempt-interest dividends," these distributions will be exempt from Missouri income tax, the earnings and profits tax of Kansas City and the City of St. Louis earnings tax. Shares of the Missouri Tax-Exempt Fund and income dividends and other distributions from the Missouri Tax-Exempt Fund are not excludable in computing Missouri franchise taxes on corporations and financial institutions. Distributions of long-term and short-term capital gains, if any, that are includable in federal adjusted gross income will be subject to Missouri income taxation, but will not be subject to the earnings and profits tax of Kansas City or, for individuals in an individual capacity, the City of St. Louis earnings tax. Shares of the Missouri Tax-Exempt Fund are not subject to Missouri personal property taxes.


Further information relating to tax consequences is contained in the Statement of Additional Information.

MEASURING PERFORMANCE

Performance information provides you with a method of measuring and monitoring your investments. Each Fund may quote its performance in advertisements or shareholder communications.

UNDERSTANDING PERFORMANCE MEASURES: YIELD, EFFECTIVE YIELD AND TAX EQUIVALENT YIELD will be calculated separately for Investor Shares, Administration Shares and Pilot Shares. Because each such class of Shares is subject to different expenses, the net yield of such classes of the same Fund for the same period may differ. Absent a waiver of administration or service fees, the yield of Pilot Shares will exceed that of other shares.

The YIELD of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment.

The EFFECTIVE YIELD is calculated similarly but, when annualized, the net income earned by an investment in a Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

TAX-EQUIVALENT YIELDS for the Tax-Exempt Diversified and Missouri Tax-Exempt Funds show the amount of taxable yield needed to produce an after-tax equivalent of a tax-free yield, and are calculated by increasing the yield (as calculated above) by the amount necessary to reflect the payment of federal income taxes at a stated rate.

Performance comparisons:

The Funds may compare their yields to those of mutual funds with similar investment objectives and to relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

Yield data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, as well as in publications of a local or regional nature, may be used for comparison.

The performance of the Funds may also be compared to data prepared by Lipper Analytical Services, Inc., Mutual Fund Forecaster, Wiesenberger Investment Companies Services, Morningstar or CDA Investment Technologies, Inc.

INVESTMENT RESULTS OF A FUND ARE BASED ON HISTORICAL PERFORMANCE AND PERFORMANCE QUOTATIONS WILL FLUCTUATE. YOU SHOULD NOT CONSIDER QUOTATIONS TO BE REPRESENTATIVE OF FUTURE PERFORMANCE. YOU SHOULD ALSO REMEMBER THAT PERFORMANCE IS GENERALLY A FUNCTION OF THE KIND AND QUALITY OF INVESTMENTS HELD IN A PORTFOLIO, PORTFOLIO MATURITY, OPERATING EXPENSES AND MARKET CONDITIONS. FEES THAT BIS OR ANOTHER SERVICE ORGANIZATION MAY CHARGE DIRECTLY TO ITS CUSTOMER ACCOUNTS IN CONNECTION WITH AN INVESTMENT IN THE FUNDS WILL NOT BE INCLUDED IN THE FUNDS' CALCULATIONS OF YIELD.

INQUIRIES REGARDING THE FUNDS MAY BE DIRECTED TO THE DISTRIBUTOR AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219-3035.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUNDS INCORPORATED IN THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

PMF0022

Financial                                    PILOT SHORT-TERM
Direction                                    U.S. TREASURY FUND

[THE PILOT FUNDS LOGO](SM)                   PILOT SHORT-TERM
                                             DIVERSIFIED ASSETS FUND

                                             PILOT SHORT-TERM
                                             TAX-EXEMPT
                                             DIVERSIFIED FUND

                                             PILOT MISSOURI
                                             SHORT-TERM
                                             TAX-EXEMPT FUND

                                             ADMINISTRATION
                                             SHARES


                                JANUARY 2, 1997


                                      The
                                     Pilot
                                     Funds
                              Prospectus enclosed

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
EXPENSE SUMMARY.......................................................     4
    Shareholder Transaction Expenses..................................     4
    Annual Fund Operating Expenses....................................     4
    Example...........................................................     4
THE PILOT FUNDS FINANCIAL HIGHLIGHTS..................................     6
INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS......................    11
    Pilot Short-Term U.S. Treasury Fund...............................    11
    Pilot Short-Term Diversified Assets Fund..........................    11
    Pilot Short-Term Tax-Exempt Diversified Fund and
        Pilot Missouri Short-Term Tax-Exempt Fund.....................    11

PORTFOLIO INSTRUMENTS AND PRACTICES...................................    12
    U.S. Government Securities........................................    12

    Foreign Securities................................................    13
    Repurchase Agreements.............................................    13
    Municipal Instruments.............................................    14
    State of Missouri.................................................    15
    Loan Participations and Asset-Backed and
        Receivables-Backed Securities.................................    15
    Other Investment Companies........................................    15
    Forward Commitments and When-Issued Securities....................    16
    Managing Liquidity................................................    16
    Other Risk Considerations.........................................    16
    Additional Information............................................    17
INVESTMENT LIMITATIONS................................................    17
    Treasury, Diversified and Tax-Exempt Diversified Funds............    17
    Missouri Tax-Exempt Fund..........................................    17
ADMINISTRATION PLAN...................................................    18
INVESTING IN THE PILOT FUNDS..........................................    19
    Getting Your Investment Started...................................    19
HOW TO BUY SHARES.....................................................    19
    Tax-Sheltered Retirement Plans....................................    20
    Explanation of Sales Price........................................    20

HOW TO SELL SHARES....................................................    20

    Payment of Redemption Proceeds and Dividends......................    21
EXCHANGES.............................................................    21
TRANSACTION RULES.....................................................    22
DIVIDENDS AND DISTRIBUTIONS...........................................    22
    Where do your dividends and distributions come from?..............    22
    What are your dividend and distribution options?..................    23
    When are dividends and distributions declared and paid?...........    23
THE PILOT FAMILY OF FUNDS.............................................    23
THE BUSINESS OF THE FUND..............................................    25
FUND MANAGEMENT.......................................................    25
    Service Providers.................................................    25
    Expenses..........................................................    26
    Fee Waivers.......................................................    27
TAX IMPLICATIONS......................................................    27
MEASURING PERFORMANCE.................................................    28

    Performance comparisons...........................................    29

                                THE PILOT FUNDS

                           [THE PILOT FUNDS LOGO](SM)

                      PROSPECTUS FOR ADMINISTRATION SHARES

                      PILOT SHORT-TERM U.S. TREASURY FUND
                    PILOT SHORT-TERM DIVERSIFIED ASSETS FUND
                  PILOT SHORT-TERM TAX-EXEMPT DIVERSIFIED FUND
                   PILOT MISSOURI SHORT-TERM TAX-EXEMPT FUND


January 2, 1997

--------------------------------------------------------------------------------

   PILOT FUND                        GOAL                            FOR INVESTORS WHO WANT
   ----------                        ----                            ----------------------
SHORT-TERM          Maximize current income to the extent    Safety, liquidity and stability of
U.S. TREASURY       consistent with the preservation of      capital, consistent with current
                    capital and the maintenance of           income, from U.S. Treasury securities.
                    liquidity by investing exclusively in
                    high-quality money market instruments.
---------------------------------------------------------------------------------------------------
SHORT-TERM          Maximize current income to the extent    Liquidity and stability of capital,
DIVERSIFIED         consistent with the preservation of      consistent with current income, from a
ASSETS              capital and the maintenance of           diversified portfolio of money market
                    liquidity by investing exclusively in    securities.
                    high quality money market instruments.
---------------------------------------------------------------------------------------------------
SHORT-TERM          Seek as high a level of current income   Liquidity and stability of capital,
TAX-EXEMPT          which is exempt from federal income      consistent with current income which
DIVERSIFIED         tax as is consistent with the            is exempt from federal income tax.
                    preservation of capital.
---------------------------------------------------------------------------------------------------
MISSOURI            Seek as high a level of current income   Liquidity and stability of capital,
SHORT-TERM          which is exempt from federal income      consistent with current income which
TAX-EXEMPT          tax as is consistent with the            is exempt from federal income tax and,
                    preservation of capital.                 to the extent possible, Missouri
                                                             income tax.
---------------------------------------------------------------------------------------------------

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


SHARES OF PILOT MISSOURI SHORT-TERM TAX EXEMPT FUND ARE NOT OFFERED IN ALL
STATES.

--------------------------------------------------------------------------------

FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BOATMEN'S TRUST COMPANY OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. WHILE EACH FUND SEEKS TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO ASSURANCE THAT EACH FUND WILL BE ABLE TO DO SO. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. BECAUSE THE MISSOURI SHORT-TERM TAX EXEMPT FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER AND IS CONCENTRATED IN SECURITIES ISSUED BY A SINGLE STATE, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MUTUAL FUNDS. IN ADDITION, THE AMOUNT OF DIVIDENDS PAID BY A FUND WILL VARY. BOATMEN'S TRUST COMPANY SERVES AS INVESTMENT ADVISER TO EACH OF THE FUNDS AND IS PAID A FEE FOR ITS SERVICES, AND IS NOT AFFILIATED WITH PILOT FUNDS DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR.



This Prospectus describes Administration Shares in Pilot Short-Term U.S. Treasury, Pilot Short-Term Diversified Assets, Pilot Short-Term Tax-Exempt Diversified and Pilot Missouri Short-Term Tax-Exempt Funds. This Prospectus describes concisely the information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.



More information about the Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained free upon request by calling your Service Organization, by writing Pilot Funds Distributors, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035, or by calling 800/71-PILOT. The Statement of Additional Information dated January 2, 1997, is incorporated by reference into (considered a part of) the Prospectus.

The Funds are particularly designed for customers of Boatmen's, its affiliates and certain other participating banks and financial institutions ("Service Organizations") seeking investment of short-term funds to obtain the yields available on certain types of money market instruments while maintaining maximum liquidity and constant net asset value (see "Net Asset Value"). Investment in the Funds permits the customer to participate in money market transactions with a degree of diversification not normally available to the individual investor. In addition, investment in the Funds relieves the customer of many investment management and administrative burdens usually associated with the direct purchase and sale of money market instruments. These include: selection of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; selection and scheduling of maturities and reinvestment; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

Each Fund seeks to maintain a stable net asset value of $1.00 per Share. To facilitate this goal, each Fund's securities are valued by the amortized cost method as permitted by a rule of the Securities and Exchange Commission (the "SEC"). The SEC rule requires that all portfolio securities have at the time of purchase a maximum remaining maturity of not more than 397 days and that each Fund maintain a dollar-weighted average portfolio maturity of not more than 90 days.


Investments by each Fund must present minimal credit risk and be rated within one of the two highest rating categories for short-term debt obligations by at least two nationally recognized statistical rating organizations ("NRSROs") assigning a rating to the security or issuer, or if only one NRSRO has assigned a rating, by that NRSRO. Purchases of securities which are unrated or rated by only one NRSRO must be approved or ratified by the Trustees except for purchases made on behalf of Pilot Short-Term Tax-Exempt Diversified Fund and Pilot Missouri Short-Term Tax-Exempt Fund (the "Tax-Exempt Funds"). Securities which are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest short-term rating category by at least two NRSROs are designated "First Tier Securities." Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not rated in the highest short-term rating category by two or more NRSROs, are designated "Second Tier Securities." Securities which are unrated may be purchased only if they are deemed to be of comparable quality to First Tier or Second Tier rated securities. NRSROs include Standard & Poor's Corporation, Moody's Investors Service, Inc., Fitch Investors Service, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a description of each NRSRO's rating categories, see Appendix A to the Statement of Additional Information.


None of the Funds alone constitutes a complete investment program. There can be no assurance that the Funds will be able to maintain a stable net asset value, or that they will achieve their investment objectives.
--------------------------------------------------------------------------------

                               EXPENSE SUMMARY(3)


SHAREHOLDER TRANSACTION EXPENSES are charges you pay directly when buying or selling shares of a Fund.

ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services.

Examples based on this information are also provided.

                                    SHAREHOLDER TRANSACTION EXPENSES


                                                                  ADMINISTRATION SHARES
                                             ----------------------------------------------------------------
                                                                                       PILOT         PILOT
                                                 PILOT              PILOT           SHORT-TERM      MISSOURI
                                              SHORT-TERM          SHORT-TERM        TAX-EXEMPT     SHORT-TERM
                                             U.S. TREASURY    DIVERSIFIED ASSETS    DIVERSIFIED    TAX-EXEMPT
                                                 FUND                FUND              FUND           FUND
                                             -------------    ------------------    -----------    ----------
Maximum Sales Load Imposed on Purchases...        None               None               None          None
Redemption Fees...........................        None               None               None          None
Exchange Fees.............................        None               None               None          None

                                   ANNUAL FUND OPERATING EXPENSES (2)
                                (As a percentage of average net assets)

Management Fees (1).......................        0.15%              0.15%              0.20%         0.20%
Account Administration Fees(3)............        0.25%              0.25%              0.25%         0.25%
Other Expenses (4)........................        0.16%              0.16%              0.21%         0.23%
                                                  ----               ----               ----          ----
     Total Operating Expenses.............        0.56%              0.56%              0.66%         0.68%
                                                  ====               ====               ====          ====



EXAMPLE: Assume that the annual return and redemption on each of the Funds is 5%, and that their operating expenses are as described above. For every $1,000 you invested in a particular Fund, after the periods shown below, you would have paid this much in expenses during such periods:



                                                     1          3           5          10
                                                    YEAR      YEARS       YEARS       YEARS
                                                   AFTER      AFTER       AFTER       AFTER
                                                  PURCHASE   PURCHASE    PURCHASE    PURCHASE
                                                  --------   --------    --------    --------
PILOT SHORT-TERM U.S. TREASURY FUND
     Administration Shares.....................   $ 6        $ 18        $ 31        $ 70
PILOT SHORT-TERM DIVERSIFIED ASSETS FUND
     Administration Shares.....................     6          18          31          70
PILOT SHORT-TERM TAX-EXEMPT DIVERSIFIED FUND
     Administration Shares.....................     6          21          37          82
PILOT MISSOURI SHORT-TERM TAX-EXEMPT FUND
     Administration Shares.....................     7          22          38          85


The Example shown above should not be considered a representation of past or future investment returns or operating expenses. Actual investment returns and operating expenses may be more or less than those shown. Actual expenses may vary depending upon a variety of factors, including the actual performance of a Fund, which may be greater or less than 5%.
------------


The purpose of this Table is to assist investors in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly.

(1) For further information concerning management fees, see the section entitled "Fund Management."



(2) The information set forth in the Table and Example relates only to Administration Shares of the Funds. Pilot Shares and Investor Shares are subject to different fees and expenses. See "The Pilot Family of Funds." Pilot Shares pay no 12b-1 or account administration fees. Investor Shares pay a Rule 12b-1 fee of up to .50 of 1% of average daily net assets. All other Fund expenses related to Pilot Shares and Investor Shares are the same as for Administration Shares.



(3) Service Organizations, other than broker-dealers, may charge other fees to their customers who are the beneficial owners of Administration Shares in connection with their customer accounts. See "Administration Plan."



(4) The table does not reflect the allocation of any miscellaneous "class expenses" (e.g., certain printing and registration expenses).

                                THE PILOT FUNDS
                              FINANCIAL HIGHLIGHTS


The following data with respect to a Share of Pilot Short-Term Diversified Assets Fund, Pilot Short-Term U.S. Treasury Fund, Pilot Missouri Short-Term Tax-Exempt Fund (formerly "Pilot Short-Term Tax-Exempt Fund") and Pilot Short-Term Tax-Exempt Diversified Fund outstanding during the periods indicated have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference and attached to the Statement of Additional Information, and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information. Information about the performance of the Funds is also available in their annual report to shareholders which is available upon request and without charge by writing to the address on the front of this Prospectus. For periods shown, except as otherwise noted, Goldman, Sachs & Co. served as investment adviser to each of Pilot Short-Term Tax-Exempt Diversified Fund and Pilot Missouri Short-Term Tax-Exempt Fund, and Boatmen's Trust Company served as investment subadviser to Pilot Missouri Short-Term Tax-Exempt Fund.



The Administration Shares and the Investor Shares are two classes of Shares first issued by the Funds during June, 1991 and July, 1992, respectively. Accordingly, there are no financial highlights with respect to the Funds for such Shares for periods prior to such dates. The financial highlights presented below for periods prior to June, 1991 for the Administration Shares and July, 1992 for the Investor Shares are historical information for Shares that did not provide administration or additional services to Shareholders pursuant to a separate Service Agreement. As indicated elsewhere in this prospectus, the Service Organizations providing services pursuant to a Service Agreement will receive a fee in an amount up to .25 of 1% (on an annualized basis) of the average daily net asset value of the Administration Shares of the applicable Fund and a fee in an amount up to .50 of 1% (on an annualized basis) of the average daily net asset value of the Investor Shares of the applicable Fund.

                                THE PILOT FUNDS
                            ------------------------

                              FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    SHORT-TERM DIVERSIFIED ASSETS FUND
                                        ------------------------------------------------------------------------------------------
                                                           INCOME FROM INVESTMENT OPERATIONS
                                                      --------------------------------------------
                                        NET ASSET                    NET REALIZED         TOTAL                          NET ASSET
                                        VALUE AT         NET            GAIN ON        INCOME FROM     DISTRIBUTIONS     VALUE AT
                                        BEGINNING     INVESTMENT      INVESTMENT       INVESTMENT           TO            END OF
 FOR THE YEARS ENDED AUGUST 31,(f)      OF PERIOD       INCOME       TRANSACTIONS      OPERATIONS      SHAREHOLDERS       PERIOD
------------------------------------    ---------     ----------     -------------     -----------     -------------     ---------
1996--Pilot shares....................    $1.00        $ 0.0534         $    --          $0.0534         $ (0.0534)        $1.00
1996--Pilot Administration shares.....     1.00          0.0509              --           0.0509           (0.0509)         1.00
1996--Pilot Investor shares...........     1.00          0.0484              --           0.0484           (0.0484)         1.00

1995--Pilot shares....................     1.00          0.0554              --           0.0554           (0.0554)         1.00
1995--Pilot Administration shares.....     1.00          0.0529              --           0.0529           (0.0529)         1.00
1995--Pilot Investor shares...........     1.00          0.0504              --           0.0504           (0.0504)         1.00

1994--Pilot shares....................     1.00          0.0353          0.0001           0.0354           (0.0354)         1.00
1994--Pilot Administration shares.....     1.00          0.0328          0.0001           0.0329           (0.0329)         1.00
1994--Pilot Investor shares...........     1.00          0.0303          0.0001           0.0304           (0.0304)         1.00

1993--Pilot shares....................     1.00          0.0325          0.0001           0.0326           (0.0326)         1.00
1993--Pilot Administration shares.....     1.00          0.0298          0.0001           0.0299           (0.0299)         1.00
1993--Pilot Investor shares...........     1.00          0.0273          0.0001           0.0274           (0.0274)         1.00

1992--Pilot shares....................     1.00          0.0452              --           0.0452           (0.0452)         1.00
1992--Pilot Administration shares.....     1.00          0.0396          0.0001           0.0397           (0.0397)         1.00
1992--Pilot Investor shares(a)........     1.00          0.0043              --           0.0043           (0.0043)         1.00

1991--Pilot shares....................     1.00          0.0691          0.0003           0.0694           (0.0694)         1.00
1991--Pilot Administration shares(b)..     1.00          0.0134              --           0.0134           (0.0134)         1.00

1990--Pilot shares....................     1.00          0.0829              --           0.0829           (0.0829)         1.00

1989--Pilot shares....................     1.00          0.0890              --           0.0890           (0.0890)         1.00

1988--Pilot shares....................     1.00          0.0703              --           0.0703           (0.0703)         1.00

1987--Pilot shares....................     1.00          0.0605              --           0.0605           (0.0605)         1.00

                                                                                                          RATIO INFORMATION
                                                                                                        ASSUMING NO WAIVER OF
                                                                                                          ADVISORY FEES AND
                                                                                                        EXPENSE LIMITATIONS(d)
                                                                                                     ----------------------------
                                                                     RATIO OF NET                                    RATIO OF NET
                                                      RATIO OF        INVESTMENT      NET ASSETS      RATIO OF        INVESTMENT
                                                    NET EXPENSES      INCOME TO       AT END OF      EXPENSES TO      INCOME TO
                                        TOTAL        TO AVERAGE        AVERAGE          PERIOD       AVERAGE NET     AVERAGE NET
 FOR THE YEARS ENDED AUGUST 31,(f)    RETURN(e)      NET ASSETS       NET ASSETS      (IN 000'S)       ASSETS           ASSETS
------------------------------------  ---------     ------------     ------------     ----------     -----------     ------------
1996--Pilot shares....................   5.47%          0.27%            5.33%        $1,318,767         0.31%           5.29%
1996--Pilot Administration shares.....   5.21           0.52             5.07            241,970         0.56            5.03
1996--Pilot Investor shares...........   4.95           0.77             4.83             49,849         0.81            4.79

1995--Pilot shares....................   5.68           0.23             5.56          1,056,624         0.24            5.55
1995--Pilot Administration shares.....   5.42           0.48             5.22            231,688         0.49            5.21
1995--Pilot Investor shares...........   5.15           0.73             5.00             33,948         0.74            4.99

1994--Pilot shares....................   3.60           0.15             3.53            857,795         0.29            3.40
1994--Pilot Administration shares.....   3.35           0.40             3.28            303,288         0.54            3.15
1994--Pilot Investor shares...........   3.10           0.65             3.03             37,896         0.79            2.90

1993--Pilot shares....................   3.29           0.12             3.25          1,293,667         0.29            3.08
1993--Pilot Administration shares.....   3.04           0.37             2.98            378,262         0.54            2.81
1993--Pilot Investor shares...........   2.78           0.62             2.74             36,814         0.79            2.57

1992--Pilot shares....................   4.68           0.12             4.52          1,939,568         0.29            4.35
1992--Pilot Administration shares.....   4.42           0.37             3.95            271,606         0.54            3.78
1992--Pilot Investor shares(a)........   3.24(c)        0.62(c)          3.14(c)          27,880         0.80(c)         2.96(c)

1991--Pilot shares....................   7.27           0.12             6.91          1,425,385         0.29            6.74
1991--Pilot Administration shares(b)..   5.77(c)        0.37(c)          5.68(c)          43,189         0.54(c)         5.51(c)

1990--Pilot shares....................   8.65           0.16             8.29          1,202,805         0.33            8.12

1989--Pilot shares....................   9.25           0.33             8.90            429,053         0.38            8.85

1988--Pilot shares....................   7.25           0.31             7.03            402,799         0.38            6.96

1987--Pilot shares....................   6.25           0.28             6.05            352,037         0.33            6.00

------------
(a) Pilot Investor share activity commenced during July of 1992.
(b) Pilot Administration share activity commenced during June of 1991.
(c) Annualized.
(d) The above does not reflect the fee which may be charged by Boatmen's directly to its customers' accounts at an annual rate not to exceed 0.25% of the average daily balance of Pilot shares in the customer's account.
(e) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(f) Prior to June 1, 1994, the Short-Term Diversified Assets Fund was advised by Goldman Sachs Asset Management.

                                THE PILOT FUNDS

                            ------------------------

                       FINANCIAL HIGHLIGHTS--(CONTINUED)

                                                                     SHORT-TERM U.S. TREASURY FUND
                                       ------------------------------------------------------------------------------------------
                                                          INCOME FROM INVESTMENT OPERATIONS
                                                     --------------------------------------------
                                       NET ASSET                    NET REALIZED         TOTAL                          NET ASSET
                                       VALUE AT         NET            GAIN ON        INCOME FROM     DISTRIBUTIONS     VALUE AT
                                       BEGINNING     INVESTMENT      INVESTMENT       INVESTMENT           TO            END OF
FOR THE YEARS ENDED AUGUST 31,(f)      OF PERIOD       INCOME       TRANSACTIONS      OPERATIONS      SHAREHOLDERS       PERIOD
-----------------------------------    ---------     ----------     -------------     -----------     -------------     ---------
1996--Pilot shares....................   $1.00        $ 0.0522         $    --          $0.0522         $ (0.0522)        $1.00
1996--Pilot Administration shares.....    1.00          0.0497              --           0.0497           (0.0497)         1.00
1996--Pilot Investor shares...........    1.00          0.0472              --           0.0472           (0.0472)         1.00

1995--Pilot shares....................    1.00          0.0534              --           0.0534           (0.0534)         1.00
1995--Pilot Administration shares.....    1.00          0.0509              --           0.0509           (0.0509)         1.00
1995--Pilot Investor shares...........    1.00          0.0484              --           0.0484           (0.0484)         1.00

1994--Pilot shares....................    1.00          0.0334          0.0002           0.0336           (0.0336)         1.00
1994--Pilot Administration shares.....    1.00          0.0309          0.0002           0.0311           (0.0311)         1.00
1994--Pilot Investor shares...........    1.00          0.0284          0.0002           0.0286           (0.0286)         1.00

1993--Pilot shares....................    1.00          0.0294          0.0006           0.0300           (0.0300)         1.00
1993--Pilot Administration shares.....    1.00          0.0269          0.0006           0.0275           (0.0275)         1.00
1993--Pilot Investor shares...........    1.00          0.0244          0.0006           0.0250           (0.0250)         1.00

1992--Pilot shares....................    1.00          0.0400          0.0014           0.0414           (0.0414)         1.00
1992--Pilot Administration shares.....    1.00          0.0362          0.0014           0.0378           (0.0378)         1.00
1992--Pilot Investor shares(a) .......    1.00          0.0048          0.0002           0.0050           (0.0050)         1.00

1991--Pilot shares....................    1.00          0.0644          0.0016           0.0659           (0.0659)         1.00
1991--Pilot Administration shares(b)..    1.00          0.0124          0.0003           0.0127           (0.0127)         1.00

FOR THE PERIOD MARCH 26, 1990
(COMMENCEMENT OF OPERATIONS)
THROUGH AUGUST 31,
-----------------------------------
1990--Pilot shares....................    1.00          0.0346          0.0001           0.0347           (0.0347)         1.00

                                                                                                            RATIO INFORMATION
                                                                                                            ASSUMING NO WAIVER
                                                                                                           OF ADVISORY FEES(d)
                                                                                                       ----------------------------
                                                                       RATIO OF NET                                    RATIO OF NET
                                                        RATIO OF        INVESTMENT      NET ASSETS      RATIO OF        INVESTMENT
                                                      NET EXPENSES      INCOME TO       AT END OF      EXPENSES TO      INCOME TO
                                          TOTAL        TO AVERAGE        AVERAGE          PERIOD       AVERAGE NET     AVERAGE NET
FOR THE YEARS ENDED AUGUST 31,(f)       RETURN(e)      NET ASSETS       NET ASSETS      (IN 000'S)       ASSETS           ASSETS
-----------------------------------     ---------     ------------     ------------     ----------     -----------     ------------
1996--Pilot shares....................     5.35%          0.27%            5.22%        $1,299,086         0.31%           5.18%
1996--Pilot Administration shares.....     5.08           0.52             4.96            216,368         0.56            4.92
1996--Pilot Investor shares...........     4.82           0.77             4.70            177,882         0.81            4.66

1995--Pilot shares....................     5.47           0.23             5.36          1,191,447         0.24            5.35
1995--Pilot Administration shares.....     5.21           0.48             5.12            215,593         0.49            5.11
1995--Pilot Investor shares...........     4.94           0.73             4.82            131,074         0.74            4.81

1994--Pilot shares....................     3.40           0.16             3.34            843,111         0.28            3.24
1994--Pilot Administration shares.....     3.15           0.41             3.09             98,823         0.53            2.99
1994--Pilot Investor shares...........     2.90           0.66             2.84            156,132         0.78            2.74

1993--Pilot shares....................     3.04           0.14             2.94            942,109         0.30            2.78
1993--Pilot Administration shares.....     2.79           0.39             2.69             65,570         0.55            2.53
1993--Pilot Investor shares...........     2.53           0.64             2.44            193,764         0.80            2.28

1992--Pilot shares....................     4.30           0.24             4.00            887,321         0.30            3.94
1992--Pilot Administration shares.....     4.04           0.49             3.62             91,152         0.56            3.55
1992--Pilot Investor shares(a) .......     2.92(c)        0.71(c)          2.83(c)         212,920         0.81(c)         2.73(c)

1991--Pilot shares....................     6.89           0.24             6.44            588,141         0.29            6.39

1991--Pilot Administration shares(b)..     5.53(c)        0.49(c)          5.24(c)          15,980         0.54(c)         5.19(c)

FOR THE PERIOD MARCH 26, 1990
(COMMENCEMENT OF OPERATIONS)
THROUGH AUGUST 31,
-----------------------------------
1990--Pilot shares.................        8.05(c)        0.26(c)          7.94(c)         360,685         0.39(c)         7.81(c)

------------
(a) Pilot Investor share activity commenced during July of 1992.
(b) Pilot Administration share activity commenced during June of 1991.
(c) Annualized.
(d) The above does not reflect the fee which may be charged by Boatmen's directly to its customers' accounts at an annual rate not to exceed .25% of the average daily balance of Pilot shares in the customer's account.
(e) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(f) Prior to June 1, 1994, the Short-Term U.S. Treasury Fund was advised by Goldman Sachs Asset Management.

                                THE PILOT FUNDS

                            ------------------------

                       FINANCIAL HIGHLIGHTS--(CONTINUED)

                                                                     MISSOURI SHORT-TERM TAX-EXEMPT FUND
                                          ------------------------------------------------------------------------------------------
                                                             INCOME FROM INVESTMENT OPERATIONS
                                                        --------------------------------------------
                                          NET ASSET                    NET REALIZED         TOTAL                          NET ASSET
                                          VALUE AT         NET            LOSS ON        INCOME FROM     DISTRIBUTIONS     VALUE AT
                                          BEGINNING     INVESTMENT      INVESTMENT       INVESTMENT           TO            END OF
    FOR THE YEARS ENDED AUGUST 31,        OF PERIOD       INCOME       TRANSACTIONS      OPERATIONS      SHAREHOLDERS       PERIOD
--------------------------------------    ---------     ----------     -------------     -----------     -------------     ---------
1996--Pilot shares....................      $1.00        $ 0.0318         $    --          $0.0318         $ (0.0318)        $1.00
1996--Pilot Administration shares.....       1.00          0.0292              --           0.0292           (0.0292)         1.00
1996--Pilot Investor shares...........       1.00          0.0267              --           0.0267           (0.0267)         1.00

1995--Pilot shares(g).................       1.00          0.0332              --           0.0332           (0.0332)         1.00
1995--Pilot Administration shares(g)..       1.00          0.0300              --           0.0300           (0.0300)         1.00
1995--Pilot Investor shares(g)........       1.00          0.0282              --           0.0282           (0.0282)         1.00

1994--Pilot shares....................       1.00          0.0220              --           0.0220           (0.0220)         1.00
1994--Pilot Administration shares(f)..       1.00          0.0103              --           0.0103           (0.0103)         1.00
1994--Pilot Investor shares...........       1.00          0.0170              --           0.0170           (0.0170)         1.00

1993--Pilot shares....................       1.00          0.0221              --           0.0221           (0.0221)         1.00
1993--Pilot Investor shares...........       1.00          0.0172              --           0.0172           (0.0172)         1.00

1992--Pilot shares....................       1.00          0.0325         (0.0001)          0.0324           (0.0324)         1.00
1992--Pilot Investor shares(a)........       1.00          0.0030              --           0.0030           (0.0030)         1.00

FOR THE ELEVEN MONTHS ENDED
AUGUST 31,(b)
--------------------------------------
1991--Pilot shares....................       1.00          0.0435              --           0.0435           (0.0435)         1.00

FOR THE YEARS ENDED SEPTEMBER 30,
--------------------------------------
1990--Pilot shares....................       1.00          0.0547              --           0.0547           (0.0547)         1.00

1989--Pilot shares....................       1.00          0.0600              --           0.0600           (0.0600)         1.00

FOR THE PERIOD APRIL 25, 1988
(COMMENCEMENT OF OPERATIONS)
THROUGH SEPTEMBER 30,
--------------------------------------
1988--Pilot shares....................       1.00          0.0210              --           0.0210           (0.0210)         1.00

                                                                                                            RATIO INFORMATION
                                                                                                               ASSUMING NO
                                                                                                             REIMBURSEMENT OR
                                                                                                          ABSORPTION OF ADVISORY
                                                                                                          FEES AND DISTRIBUTION
                                                                                                               EXPENSES(d)
                                                                                                       ----------------------------
                                                                       RATIO OF NET                                    RATIO OF NET
                                                        RATIO OF        INVESTMENT      NET ASSETS      RATIO OF        INVESTMENT
                                                      NET EXPENSES      INCOME TO       AT END OF      EXPENSES TO      INCOME TO
                                          TOTAL        TO AVERAGE        AVERAGE          PERIOD       AVERAGE NET     AVERAGE NET
    FOR THE YEARS ENDED AUGUST 31,      RETURN(e)      NET ASSETS       NET ASSETS      (IN 000'S)       ASSETS           ASSETS
--------------------------------------  ---------     ------------     ------------     ----------     -----------     ------------
1996--Pilot shares....................     3.22%          0.43%            3.17%         $ 183,772         0.43%           3.17%
1996--Pilot Administration shares.....     2.96           0.68             2.87             13,501         0.68            2.87
1996--Pilot Investor shares...........     2.70           0.93             2.65             15,743         0.93            2.65

1995--Pilot shares(g).................     3.37           0.44             3.31            210,834         0.44            3.31
1995--Pilot Administration shares(g)..     3.05           0.69             3.06              4,555         0.69            3.06
1995--Pilot Investor shares(g)........     2.86           0.94             2.83             11,222         0.94            2.83

1994--Pilot shares....................     2.23           0.37             2.20            239,796         0.37            2.20
1994--Pilot Administration shares(f)..     2.04(c)        0.67(c)          2.03(c)              --         0.67(c)         2.03(c)
1994--Pilot Investor shares...........     1.73           0.87             1.70              9,364         0.87            1.70

1993--Pilot shares....................     2.24           0.36             2.21            228,075         0.36            2.21
1993--Pilot Investor shares...........     1.73           0.86             1.71              7,819         0.86            1.71

1992--Pilot shares....................     3.29           0.37             3.24            202,304         0.37            3.24
1992--Pilot Investor shares(a)........     1.74(c)        0.87(c)          1.75(c)          10,696         0.87(c)         1.75(c)

FOR THE ELEVEN MONTHS ENDED
AUGUST 31,(b)
--------------------------------------
1991--Pilot shares....................     4.83(c)        0.38(c)          4.74(c)         166,499         0.61(c)         4.51(c)

FOR THE YEARS ENDED SEPTEMBER 30,
--------------------------------------
1990--Pilot shares....................     5.61           0.42             5.47            152,375         0.67            5.22

1989--Pilot shares....................     6.17           0.39             6.02            129,551         0.70            5.71

FOR THE PERIOD APRIL 25, 1988
(COMMENCEMENT OF OPERATIONS)
THROUGH SEPTEMBER 30,
--------------------------------------
1988--Pilot shares....................     4.86(c)        0.44(c)          4.93(c)          71,658         0.85(c)         4.52(c)

------------
(a) Pilot Investor share activity commenced during July of 1992.
(b) Prior to a tax-free reorganization effective August 1, 1991, the Missouri Short-Term Tax-Exempt Portfolio was a separate portfolio of the Locust Street Fund and known as the Tax-Exempt Money Market Portfolio which was advised by Boatmen's Trust
    Company and had a September 30 fiscal year-end.
(c) Annualized.
(d) The above does not reflect the fee which may be charged by Boatmen's directly to its customers' accounts at an annual rate not to exceed 0.25% of the average daily balance of Pilot shares in the customer's account.
(e) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(f) Pilot Administration share activity commenced during March of 1994.
(g) Prior to July 1, 1995, Goldman Sachs Asset Management served as the investment adviser.

                                THE PILOT FUNDS

                            ------------------------

                       FINANCIAL HIGHLIGHTS--(CONTINUED)

                                                                   SHORT-TERM TAX-EXEMPT DIVERSIFIED FUND
                                         ------------------------------------------------------------------------------------------
                                                            INCOME FROM INVESTMENT OPERATIONS
                                                       --------------------------------------------
                                         NET ASSET                    NET REALIZED         TOTAL                          NET ASSET
                                         VALUE AT         NET            GAIN ON        INCOME FROM     DISTRIBUTIONS     VALUE AT
                                         BEGINNING     INVESTMENT      INVESTMENT       INVESTMENT           TO            END OF
   FOR THE YEARS ENDED AUGUST 31,        OF PERIOD       INCOME       TRANSACTIONS      OPERATIONS      SHAREHOLDERS       PERIOD
-------------------------------------    ---------     ----------     -------------     -----------     -------------     ---------
1996--Pilot shares...................      $1.00        $ 0.0326         $    --          $0.0326         $ (0.0326)        $1.00
1996--Pilot Administration shares....       1.00          0.0301              --           0.0301           (0.0301)         1.00
1996--Pilot Investor shares..........       1.00          0.0276              --           0.0276           (0.0276)         1.00

1995--Pilot shares(f) ...............       1.00          0.0353              --           0.0353           (0.0353)         1.00
1995--Pilot Administration shares(f).       1.00          0.0328              --           0.0328           (0.0328)         1.00
1995--Pilot Investor shares(e)(f) ...       1.00          0.0195              --           0.0195           (0.0195)         1.00

1994--Pilot shares...................       1.00          0.0240              --           0.0240           (0.0240)         1.00
1994--Pilot Administration shares(d).       1.00          0.0208              --           0.0208           (0.0208)         1.00

FOR THE PERIOD FEBRUARY 16, 1993
(COMMENCEMENT OF OPERATIONS)
THROUGH AUGUST 31,
-------------------------------------
1993--Pilot shares...................       1.00          0.0121              --           0.0121           (0.0121)         1.00

                                                                                                           RATIO INFORMATION
                                                                                                           ASSUMING NO WAIVER
                                                                                                          OF ADVISORY FEES(a)
                                                                                                      ----------------------------
                                                                      RATIO OF NET     NET ASSET                      RATIO OF NET
                                                       RATIO OF        INVESTMENT      AT END OF       RATIO OF        INVESTMENT
                                                     NET EXPENSES      INCOME TO        PERIOD        EXPENSES TO      INCOME TO
                                         TOTAL        TO AVERAGE        AVERAGE          (IN          AVERAGE NET     AVERAGE NET
   FOR THE YEARS ENDED AUGUST 31,      RETURN(b)      NET ASSETS       NET ASSETS       000'S)          ASSETS           ASSETS
-------------------------------------  ---------     ------------     ------------     ---------      -----------     ------------
1996--Pilot shares...................    3.31%          0.37%            3.26%         $ 375,777        0.41%           3.22%
1996--Pilot Administration shares....    3.05           0.62             2.97             14,550        0.66            2.93
1996--Pilot Investor shares..........    2.79           0.87             2.56                907        0.91            2.52

1995--Pilot shares(f) ...............    3.59           0.28             3.54            397,783        0.29            3.53
1995--Pilot Administration shares(f).    3.33           0.53             3.36             14,443        0.54            3.35
1995--Pilot Investor shares(e)(f) ...    1.96(g)        0.78(c)          3.15(c)               5        0.79(c)         3.14(c)

1994--Pilot shares...................    2.43           0.20             2.40            388,048        0.20            2.40
1994--Pilot Administration shares(d).    2.18(c)        0.45(c)          2.15(c)           3,040        0.45(c)         2.15(c)

FOR THE PERIOD FEBRUARY 16, 1993
(COMMENCEMENT OF OPERATIONS)
THROUGH AUGUST 31,
-------------------------------------
1993--Pilot shares...................    2.23(c)        0.15(c)          2.21(c)         428,843        0.20(c)         2.16(c)

------------
(a) The above does not reflect the fee which may be charged by Boatmen's directly to its customers' accounts at an annual rate not to exceed 0.25% of the average daily balance of Pilot shares in the customer's account.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.
(d) Pilot Administration share activity commenced during September of 1993.
(e) Pilot Investor share activity commenced during January of 1995.
(f) Prior to July 1, 1995, Goldman Sachs Asset Management served as the investment adviser.
(g) Not annualized.

INVESTMENT OBJECTIVES, POLICIES
AND RISK FACTORS

The Pilot Funds uses a variety of different investments and investment techniques in seeking to achieve a Fund's investment objective. Each Fund does not use all of the investments and investment techniques described below, which involve various risks, and which are also described in the following sections. You should consider which Funds best meet your investment goals. Although each Fund will attempt to achieve its investment objective, there can be no assurance it will be successful.

The Pilot Funds intends to use its best efforts to maintain the net asset value of each money market fund at $1.00 per share, although there can be no assurance that it will be able to do so on a continuous basis.

Pilot Short-Term U.S. Treasury Fund


The investment objective of Pilot Short-Term U.S. Treasury Fund (the "Treasury Fund") is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Fund intends to achieve its objective by investing, under normal circumstances, at least 90% of its total assets in securities issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such securities. You should note, however, that shares of the Treasury Fund are not themselves issued or guaranteed by the U.S. Government or any of its agencies. U.S. Government obligations include Treasury bills, certain Treasury strips, certificates of indebtedness, notes and bonds, and obligations of other agencies and instrumentalities that are backed by the U.S. Treasury.


Pilot Short-Term Diversified Assets Fund


The investment objective of Pilot Short-Term Diversified Assets Fund (the "Diversified Fund") is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Diversified Fund pursues its objective by investing in a broad range of government, bank and corporate obligations, both rated and unrated, asset backed securities, participation interests and repurchase agreements. The Fund is permitted to invest in unrated notes, paper or other instruments which are determined to be of comparable high quality by Boatmen's pursuant to criteria established by the Board of Trustees.



The Diversified Fund concentrates in the banking industry by investing 25% or more of its total assets in bank obligations (whether domestic or foreign) except that if adverse economic conditions prevail in the banking industry the Diversified Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations. For this purpose, the obligations of foreign banks and foreign branches of U.S. banks will be considered "bank obligations." (See "Portfolio Instruments and Practices--Foreign Securities.")


Investments in bank obligations include (i) obligations issued or guaranteed by U.S. banks (including certificates of deposit, loan participation interests, commercial paper, unsecured bank promissory notes and bankers' acceptances) which have more than $1 billion in total assets at the time of purchase; (ii) U.S. dollar denominated obligations issued or guaranteed (including fixed time deposits) by foreign banks which have more than $1 billion in total assets at the time of purchase; U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks, and foreign branches of U.S. banks (Eurodollar obligations) having more than $1 billion in total assets at the time of purchase. Such bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation; and (iii) commercial paper issued by U.S. or foreign commercial banks, which at the time of purchase are rated in the highest rating category of at least one NRSRO or, if unrated, deemed of comparable quality by the Adviser.

Pilot Short-Term Tax-Exempt Diversified Fund and Pilot Missouri Short-Term Tax-Exempt Fund


The investment objective of Pilot Short-Term Tax-Exempt Diversified Fund (the "Tax-Exempt Diversified Fund") is to seek as high a level of current income which is exempt from federal income tax, as is consistent with the preservation of capital. The Fund pursues its objective by investing primarily in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which is, in the opinion of bond counsel, if any, exempt from federal income tax ("Municipal Instruments"). As a matter of fundamental policy, at least 80% of the Tax-Exempt Diversified Fund's annual gross income will be derived from Municipal Instruments, except in extraordinary circumstances when in Boatmen's opinion a temporary defensive posture is appropriate.


The investment objective of Missouri Pilot Short-Term Tax-Exempt Fund (the "Missouri Tax-Exempt Fund") is to seek as high a level of current income which is exempt from federal income tax as is consistent with the preservation of capital. The Missouri Tax-Exempt Fund invests exclusively in high quality money market instruments. The Fund seeks to achieve its objective by investing at least 80% of its net assets during normal market conditions in debt obligations issued by or on behalf of the State of Missouri, the interest on which is exempt from regular Federal income tax, is not a tax preference item under the Federal alternative minimum tax and is exempt from Missouri income taxes ("Missouri Instruments"). The Missouri Tax-Exempt Fund attempts to maximize the amount of income exempt from Missouri income tax to the extent that such available obligations meet the Fund's quality standards and have a suitable yield. Because there may be an insufficient supply of Missouri Instruments which meet the Fund's quality and liquidity standards and have a suitable yield, a varying percent of the Fund's income may at any one time be exempt from Missouri income tax. Interest from Municipal Instruments other than Missouri Instruments may be subject to Missouri income tax.



As a matter of fundamental policy, at least 80% of the Missouri Tax-Exempt Fund's income will be exempt from federal income taxes, except in extraordinary circumstances when in Boatmen's opinion a temporary defensive posture is appropriate. The Fund anticipates being as fully invested as practicable in municipal bonds and notes. However, because Missouri Tax-Exempt Fund presently does not intend to invest in taxable obligations other than "private activity" bonds, there may be occasions when, as a result of maturities of portfolio securities, or sales of shares, or in order to meet anticipated redemption requests, the Fund may hold cash which is not earning income.



Investments by Tax-Exempt Diversified Fund and Missouri Tax-Exempt Fund (the "Tax-Exempt Funds") in taxable money market instruments will be limited to those meeting the quality standards of each Fund.


Instruments in which the Tax-Exempt Funds may invest, include:

(A) fixed rate notes and similar debt instruments rated in the highest short-term rating category or in one of the two highest rating categories of at least one NRSRO;

(B) variable and floating rate demand instruments rated (i) in the highest rating category for municipal notes or (ii) in one of the two highest rating categories for long-term instruments or (iii) in the highest rating category for commercial paper and municipal notes with demand features of at least one NRSRO;

(C) tax-exempt commercial paper rated in the highest rating category of at least one NRSRO;

(D) unrated notes, paper or other instruments which are determined to be of comparable high quality by Boatmen's pursuant to criteria approved by the Trustees and in accordance with the procedures reviewed and approved by the Trustees; and

(E) municipal bonds rated in one of the two highest rating categories of at least one NRSRO and unrated bonds determined to be of comparable quality by Boatmen's pursuant to criteria approved by the Trustees.


In addition, Missouri Tax-Exempt Fund may invest in other municipal obligations rated in the highest short-term rating category or in one of the two highest long-term rating categories of at least one NRSRO or, if unrated, deemed to be of comparable quality by the Adviser.


PORTFOLIO INSTRUMENTS AND PRACTICES

--U.S. Government Securities. U.S. Government Securities are obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Government National Mortgage Association), (b) the right of the issuer to borrow from the Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future.

Securities guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited and such participations may therefore be treated as illiquid.

U.S. Government Securities may include zero coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). U.S. Government Securities include principal and interest components of securities issued or guaranteed by the U.S. Treasury if the components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Zero coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

Securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities may be acquired in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. Custodial receipts are not considered to be U.S. Government securities for the purpose of determining whether 90% of the total assets of the Treasury Fund are invested in U.S. Government securities and repurchase agreements relating to such securities.

--Foreign Securities. Investment in foreign securities and bank obligations may present a greater degree of risk than investment in domestic securities because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

The DIVERSIFIED FUND may acquire U.S. dollar denominated obligations of the International Bank for Reconstruction and Development (the "World Bank"). Obligations of the World Bank are supported by subscribed but unpaid commitments of its member countries; there is no assurance that these commitments will be fulfilled in the future.

--Repurchase Agreements. EACH FUND may enter into repurchase agreements with selected broker-dealers and with banks. A repurchase agreement is an agreement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. The repurchase price will exceed the original purchase price, the difference being income to the Fund, and will be unrelated to the interest rate on the purchased security. The Funds' custodian or subcustodian will maintain custody of the purchased securities for the duration of the agreement. The value of the purchased securities, including accrued interest, will at all times exceed the value of the repurchase agreement. In the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In evaluating whether to enter into a repurchase agreement, Boatmen's will consider the credit worthiness of the seller pursuant to procedures reviewed and approved by the Trustees.

--Municipal Instruments. Municipal notes which may be purchased by the DIVERSIFIED FUND and the TAX-EXEMPT FUNDS include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction notes. Municipal bonds, which may be issued to raise money for various public purposes, include general obligation bonds and revenue bonds, and the Funds may hold both in any proportion. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as tolls from a toll bridge. Industrial development bonds (generally referred to under current tax law as "private activity bonds") are a specific type of revenue bond backed by the credit and security of a private issuer and therefore may have more potential risk. These bonds may be issued in a variety of forms, including Commercial Paper, tender option bonds and variable and floating rate securities.

The value of floating and variable rate obligations generally is more stable than that of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate obligations usually carry rights that permit the Funds to sell them at par value plus accrued interest upon short notice. The issuers or financial intermediaries providing rights to sell may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, letters of credit, which will ordinarily be irrevocable, both issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. (See "Portfolio Instruments and Practices--Foreign Securities.") When considering whether an obligation meets a Fund's quality standards, the Fund will look to the credit worthiness of the party providing the right to sell as well as to the quality of the obligation itself. The Funds may consider the maturity of a variable or floating rate Municipal Instrument to be shorter than its ultimate maturity if a Fund has the right to demand prepayment of its principal at specified intervals prior to the security's ultimate maturity, subject to the conditions for using amortized cost valuation under the Investment Company Act of 1940 (the "1940 Act"). EACH FUND may purchase such variable or floating rate obligations from the issuers or may purchase participations, a type of floating or variable rate obligation, which are interests in a pool of municipal obligations held by a bank or other financial institution.

EACH FUND may invest in municipal securities issued to finance private activities, the interest from which is an item of tax preference to Shareholders for purposes of the federal alternative minimum tax. (See "Dividends and Distributions" and "Tax Implications.") However, any such interest which a Tax-Exempt Fund might earn will not be deemed to have been derived from Municipal Instruments for purposes of determining whether at least 80% of the Fund's annual gross income has been derived from such Instruments. The TAX-EXEMPT DIVERSIFIED FUND does not currently intend to invest in such bonds. As a non-fundamental policy, the MISSOURI TAX-EXEMPT FUND currently intends to limit its income from private activity bonds to no more than 20% of the Fund's income.

Ordinarily, the TAX-EXEMPT FUNDS expect that 100% of their portfolio securities will be Municipal Instruments. However, the Funds may hold cash or invest in short-term taxable securities as set forth above. Each Tax-Exempt Fund may invest 25% or more of its total assets in Municipal Instruments which are related in such a way that an economic, business or political development or change affecting one Municipal Instrument would also affect the other Municipal Instruments. For example, a Fund may so invest in (a) Municipal Instruments the interest on which is paid solely from revenues of similar municipal projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels) or life care facilities, (b) Municipal Instruments whose issuers are in the same state (including, in the case of the Missouri Tax-Exempt Fund, issuers in states other than Missouri), or
(c) industrial development obligations.

EACH FUND may purchase Municipal Instruments which are backed by letters of credit, which will ordinarily be irrevocable, issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. In addition, each Fund may acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on obligations of certain state and local governments and authorities.

In order to enhance the liquidity, stability, or quality of a Municipal Instrument, EACH FUND may acquire the right to sell the security to another party at a guaranteed price and date. These rights may be referred to as puts, demand features or standby commitments.

--State of Missouri. The MISSOURI TAX EXEMPT FUND is more susceptible to risks affecting issuers of Missouri Instruments than would be a comparable municipal bond fund that does not emphasize these issuers to this degree. The marketability and market value of Missouri Instruments may be affected by economic factors in Missouri. These include the Missouri economy's heavy dependence upon manufacturing, defense and agriculture, which tend to be cyclical. Missouri and its political subdivisions are subject to the Hancock Amendment, a constitutional amendment which limits taxing authority and government spending. It imposes a limit on the total amount of taxes which the State may impose and limits the revenues of counties and other political subdivisions. Voter approval is required to exceed the limit, or to raise the rate of an existing tax, license, or other fee at a rate faster than specified limits. At the State level such limit is tied to personal income in Missouri, and at the county and local level such limit is tied to the consumer price index. The limitations do not apply to the payment of principal and interest on bonds approved by the voters. However, such limitations could affect adversely the ability of certain issuers to repay obligations which are not backed by the full faith or taxing authority of Missouri or a political subdivision. If either Missouri or any of its governmental entities are unable to meet their financial obligations, the income derived by the Fund, the Fund's net asset value, the ability to preserve or realize appreciation of the Fund's capital or the Fund's liquidity could be adversely affected. An expanded discussion concerning Missouri is contained in the Statement of Additional Information.

--Loan Participations and Asset-Backed and Receivables-Backed Securities. The DIVERSIFIED FUND may invest in loan participations. A loan participation is an interest in a loan to a U.S. corporation (the borrower) which is administered and sold by an intermediary bank. The borrower of the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank who sold the loan participation. The Fund may only purchase participations from banks which have total assets exceeding $1 billion. Loan participations will be treated as illiquid if they cannot be sold at market price within seven days.

The Diversified Fund may also invest in asset-backed and receivables-backed securities. These securities represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

The Fund may invest in new types of mortgage-related securities and in other asset-backed securities that may be developed in the future to the extent consistent with its investment objective and policies.


--Other Investment Companies. EACH FUND may invest in the securities of other mutual funds that invest in the particular instruments in which the Fund itself may invest subject to requirements of applicable securities laws. The Trust, on behalf of the Funds, has obtained relief from the SEC to permit each Fund to sell its securities in excess of otherwise applicable limits to the non-money market portfolios of the Trust as an investment vehicle for those portfolios' uninvested cash reserves. When a Fund invests in another mutual fund, it pays a pro rata portion of the advisory and other expenses of that fund as a shareholder of that fund. These expenses are in addition to the advisory and other expenses a Fund pays in connection with its own operations.


--Forward Commitments and When-Issued Securities. EACH FUND may purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. When-issued and forward commitment transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield when the delivery takes place. These transactions will not be entered into for speculative purposes but only in furtherance of a Fund's investment objective. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, such Fund may dispose of a when-issued security or forward commitment prior to settlement if Boatmen's deems it appropriate to do so and such disposition may give rise to a capital gain or loss.

--Managing Liquidity. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons, as a matter of non-fundamental policy which may be changed by the Trustees without shareholder approval, EACH OF THE FUNDS DOES NOT KNOWINGLY INVEST MORE THAN 10% OF ITS NET ASSETS IN ILLIQUID SECURITIES. For this purpose, not all securities which are restricted are deemed to be illiquid. Illiquid securities include certain certificates of participation and tax-exempt derivative securities that do not permit a Fund to terminate them after seven days' notice. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and securities for which Boatmen's has determined pursuant to guidelines adopted by the Board of Trustees that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule
144A), are not subject to this 10% limitation. In addition, certain repurchase agreements which provide for settlement in more than seven days, but can be liquidated before the nominal fixed term on seven days' or less notice, are treated as liquid instruments.

--Other Risk Considerations. As with an investment in any mutual fund, an investment in the Funds entails market and economic risks associated with investments generally. However there are certain additional risks of which you should be aware.


Generally, the market value of fixed income securities in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should recognize that in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates will tend to decrease. You should also recognize that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower.


The Missouri Tax-Exempt Fund may invest more than 25% of its total assets in municipal obligations the interest of which comes from issuers located in the same state. When the Fund's assets are concentrated in obligations payable from revenues of issuers located in the same state, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated. In addition, payment on Municipal Instruments related to certain projects in which the Tax-Exempt Funds invest may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures on obtaining deficiency judgments. Should a foreclosure occur, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted Municipal Instruments.

The Missouri Tax-Exempt Fund is non-diversified, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may subject the Fund to particular risks relating to such issuers to a greater extent than if the Fund were diversified under the 1940 Act.

--Additional Information. The Funds have adopted certain procedures under the 1940 Act which enable the Funds to purchase certain instruments during the existence of an underwriting or selling syndicate of which Boatmen's National Bank of St. Louis ("Boatmen's Bank"), an affiliate of Boatmen's, or Kleinwort Benson Investment Management Americas Inc. is a member relating to the instruments. These procedures establish, among other things, certain limitations on the amount of debt securities which may be purchased in any single offering and on the amount of a Fund's assets which may be invested in any single offering. Accordingly, in view of Boatmen's Bank's active role in the underwriting of debt securities, a Fund's ability to purchase debt securities in the primary market may from time to time be limited.

INVESTMENT LIMITATIONS

Certain of the investment policies of each Fund may not be changed without a vote of holders of a majority of the Fund's outstanding shares. Policies requiring such a vote to effect a change are known as "fundamental." Some of the fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in greater detail in the Statement of Additional Information, which is available upon request.

Treasury, Diversified and Tax-Exempt Diversified Funds


1. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain limited exceptions as described in the Statement of Additional Information, including investments in U.S. Government securities, investments in banking obligations by the Diversified Fund and investments in Municipal Instruments by the Tax-Exempt Diversified Fund).



2. A Fund may not invest (with certain limited exceptions, including U.S. Government obligations as described in the Statement of Additional Information) more than 5% of the value of the Fund's total assets in the securities of a single issuer, except that up to 25% of each Fund's total assets can be invested without regard to such 5% limitation (such 5% limitation shall not apply to repurchase agreements collateralized by U.S. Government securities).


3. A Fund may not borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Fund's total assets or from banks provided that immediately after such borrowing, all borrowings of the Fund do not exceed one-third of the Fund's total assets and no purchases of portfolio instruments will be made while such Fund has borrowings outstanding in an amount exceeding 5% of its total assets.

Missouri Tax-Exempt Fund


1. The Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain limited exceptions as described in the Statement of Additional Information, including investments in U.S. Government securities and investments in Municipal Instruments).


2. The Fund may not borrow money except as a temporary measure for emergency purposes and then only in amounts not exceeding one-third of the value of the Fund's total assets and no purchases of portfolio instruments will be made while such Fund has borrowings outstanding in an amount exceeding 5% of its net assets.


THE INVESTMENT OBJECTIVE OF EACH FUND IS FUNDAMENTAL AND ACCORDINGLY CANNOT BE CHANGED WITHOUT THE APPROVAL OF A MAJORITY OF THE OUTSTANDING SHARES OF THAT FUND. THE INVESTMENT POLICIES AND PRACTICES OF EACH OF TREASURY, DIVERSIFIED AND TAX-EXEMPT DIVERSIFIED FUNDS, UNLESS OTHERWISE SPECIFICALLY STATED HEREIN, ARE NOT FUNDAMENTAL AND CAN BE CHANGED BY THE FUNDS' TRUSTEES WITHOUT A SHAREHOLDER VOTE; THE INVESTMENT

POLICIES AND PRACTICES OF MISSOURI TAX-EXEMPT FUND, OTHER THAN ITS NON-DIVERSIFIED STATUS, ARE FUNDAMENTAL, UNLESS OTHERWISE SPECIFICALLY STATED HEREIN.


Pursuant to a rule of the Securities and Exchange Commission, each of the Diversified Fund and the Treasury Fund may not invest more than 5% of its total assets (taken at amortized cost) in the securities of any one issuer (except U.S. Government Securities and repurchase agreements collateralized by such securities). Each of such Funds may, however, invest more than 5% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although a Fund may not make more than one such investment at any time. Further, each of such Funds may not invest more than the greater of (i) 1% of its total assets; or (ii) one million dollars in the securities of a single issuer which were Second Tier Securities when acquired by a Fund. In addition, each of such Funds may not invest more than 5% of its total assets in securities which were Second Tier Securities when acquired. Pursuant to the SEC rule, the foregoing restrictions are not applicable to the Tax-Exempt Funds. The foregoing operating policies are more restrictive than the fundamental policy set forth above, which would give a Fund the ability to invest, with respect to 25% of its total assets, more than 5% of its total assets in any one issuer. Each Fund operates in accordance with these operating policies which comply with the SEC rule.

ADMINISTRATION PLAN

Each Fund has adopted an Administration Plan with respect to the Administration Shares which authorizes the Fund to compensate Boatmen's, its affiliates and other Service Organizations for providing account administration services to their customers who are beneficial owners of such Shares. Each Fund will enter into agreements with Service Organizations which purchase Administration Shares on behalf of their customers ("Service Agreements"). The Service Agreements will provide for compensation to the Service Organizations in an amount up to .25% (on an annualized basis) of the average daily net asset value of the Administration Shares of the applicable Fund attributable to or held in the name of the Service Organization for its customers. The services provided by the Service Organization may include acting as a Shareholder of record, maintaining account records for their customers, and processing orders to purchase, redeem and exchange Administration Shares for their customers.


For the fiscal years ended August 31, 1994, 1995 and 1996 the Funds incurred Service Organization fees at the annual rate of .25%, .25% and .25% respectively, of each Fund's average daily net assets attributable to Administration Shares.


Holders of Administration Shares of a Fund will bear all expenses and fees paid to Service Organizations for their services with respect to such Shares as well as any other expenses which are directly attributable to such Shares.

Service Organizations, other than broker-dealers, may charge other fees to their customers who are the beneficial owners of Administration Shares in connection with their customer accounts. These fees would be in addition to any amounts received by the Service Organizations under a Service Agreement and would be for services other than those provided under such an Agreement. Under the terms of such Service Agreements, Service Organizations are required to provide their customers with a schedule of fees charged to such customers which relate to the investment of customers' assets in Administration Shares. This schedule will be provided at the time of any investment and whenever changes to the schedule are made.

Each Fund will accrue payments made pursuant to a Service Agreement daily. The Funds will receive a prospective undertaking from each Service Organization eliminating that portion of such service payments which is necessary to assure that the service payments which are required to be accrued to the Administration Shares on any day do not exceed the income to be accrued to such Shares on that day.

All inquiries of beneficial owners of Administration Shares should be directed to such owners' Service Organization.

Payments for Fund shares must normally be in U.S. dollars and in order to avoid fees and delays should be drawn on a U.S. bank. Please remember that The Pilot Funds retains the right to reject any purchase order.

INVESTING IN THE PILOT FUNDS

Getting Your Investment Started

Investing in The Pilot Funds is quick and convenient. Fund Shares may be purchased either through the account you maintain with Boatmen's Investment Services, Inc. ("BIS") or other Service Organization or by a fiduciary account where purchases of Administration Shares of a Fund are made as directed by Boatmen's or other Service Organization. See "How to Buy Shares" below. Fund shares are distributed by Pilot Funds Distributors, Inc., (the "Distributor"). The Distributor is located at 3435 Stelzer Road Columbus, Ohio 43219-3035.

You may choose to invest your BIS account where an Account Representative can advise you in selecting among the Pilot Funds. Whether you currently have a BIS account or wish to open one, your Pilot Funds investment can be executed within a few minutes by telephone or, if you prefer, during a consultation with an Investment Officer of BIS. Call BIS at 800/469-5999 to speak with an Account Representative, to place a Pilot Funds transaction or to arrange a consultation scheduled at your convenience.

Clients of BIS and other institutions such as broker-dealers that have entered into agreements with the Distributor ("Service Organizations") may purchase shares through their accounts at their Service Organization and should contact such Service Organization directly for appropriate purchase instructions. Share purchases (and redemptions) made through BIS or another Service Organization are effected only on Business Days. When shares are purchased through BIS or another Service Organization, a fee may be charged by those institutions for providing administrative services in connection with your investment.

The Pilot Funds will send you the following statements and reports to provide you with current information on the status of your account:

Confirmation Statements       After every transaction that affects your account
                              balance.

Account Statements            Either monthly, quarterly or annually depending on
                              the Fund in which you invest or the type of account you hold.

Financial Reports             Every six months. To reduce The Pilot Funds'
                              expenses, only one copy of most Fund reports will be mailed to your household, even if you have more than one account in a Fund.

HOW TO BUY SHARES

This section provides you with pertinent information on how to buy Fund shares. Further information can be found under "Transaction Rules." As set forth above, Administration Shares of the Funds are offered exclusively to customers of Boatmen's, its affiliates and to customers of other participating Service Organizations. Administration Shares may be purchased on any Business Day (as defined below) at the net asset value next determined after receipt by the Transfer Agent from the Service Organization of both the purchase order and its purchase price in Federal Funds. Payment will be effected by wiring Federal Funds to the Custodian. Boatmen's and other participating Service Organizations have undertaken to arrange for the timely transmittal of purchase orders to the Transfer Agent and of Federal Funds to the Custodian. Purchases are made through a customer's account at Boatmen's or other Service Organization as directed by the customer in an application form executed prior to the customer's first purchase of Administration Shares, except in the case of purchases by a fiduciary account where purchases of Administration Shares of a Fund are made as directed by Boatmen's or other Service Organization.

A customer of Boatmen's or other Service Organization (other than a fiduciary account) may direct Boatmen's or such Service Organization to invest automatically any cash income balance and any cash principal balance of the customer's account in Administration Shares of a Fund. This automatic investment will occur on each Business Day for each balance in its entirety. A customer maintaining an account at the trust department of a bank affiliated with Boatmen's may instruct the bank to invest automatically through Boatmen's any cash income balance and any cash principal balance of the customer's account in Administration Shares of a Fund on the same basis as applicable to customers of Boatmen's or may give other instructions to the bank within limits prescribed by the bank. Investors who wish to obtain additional information concerning investment procedures or a Fund's current yield should call 800/71-PILOT. Additional copies of this Prospectus, and copies of the Statement of Additional Information, may be obtained from the Distributor, 3435 Stelzer Road, Columbus, Ohio 43219-3035.


In order to maximize earnings, the Funds try to be invested as completely as is practicable. The Funds are normally required to make settlement in Federal Funds for securities purchased. Accordingly, orders for Administration Shares will become effective on Business Days as follows: if an order is received by the Transfer Agent by 2:00 p.m., Central time, for the Diversified and Treasury Funds and by 12:00 Noon, Central time, for the Tax-Exempt Funds, and Federal Funds are received by the Custodian on the same day by 3:00 p.m., Central time, the order is effective as of that day. Shares are deemed to have been purchased when an order becomes effective and are entitled to income commencing on that day.

It is the responsibility of Service Organizations to transmit orders for purchases by their Customers promptly to the Funds in accordance with their agreements with their Customers, and to deliver required investments on a timely basis. If Federal Funds are not received within the period described, the order will be canceled, notice will be given, and the Service Organization will be responsible for any loss to The Pilot Funds or its beneficial shareholders. Payments for shares of a Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund.

Purchase orders must include the purchaser's tax identification number. The Pilot Funds reserves the right to reject any purchase order including exchanges for any reason or to waive the minimum initial investment requirement. The Funds also reserve the right to establish a minimum initial and/or subsequent investment requirement and to change that requirement with respect to any person or class of persons. Payment for orders which are not received or accepted will be returned after prompt notice. The issuance of shares is recorded in the shareholder records of the Funds, and share certificates will not be issued.

Tax-Sheltered Retirement Plans

Shares of the Funds may be purchased for Individual Retirement Accounts ("IRAs") for individuals and their non-employed spouses who desire to make limited contributions, including rollovers, to a tax deferred retirement program and if eligible, receive a federal income tax deduction for amounts contributed. For information about an IRA application with the Funds, contact your Service Organization.

Explanation of Sales Price

Administration Shares of the Funds are sold at net asset value. NET ASSET VALUE PER SHARE is determined on each Business Day (as defined below) at 2:00 p.m., Central time, for the Diversified and Treasury Funds, and 12:00 Noon, Central time, for the Tax-Exempt Funds with respect to each Fund by adding the value of a Fund's investments, cash, and other assets attributable to its Administration Shares, subtracting the Fund's liabilities attributable to those shares, and then dividing the result by the number of Administration Shares in the Fund that are outstanding. The Funds seek to maintain a net asset value of $1.00 per share. In this connection, each Fund's securities are valued at its amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. For a more complete description of the amortized cost valuation method and its effect on existing and prospective shareholders, see "Net Asset Value" in the Statement of Additional Information.

HOW TO SELL SHARES

The Pilot Funds makes it easy to sell, or "redeem" your shares. If you purchased your shares through an account at BIS or another Service Organization, you may redeem shares in accordance with the instructions pertaining to that account.

Payment of Redemption Proceeds and Dividends


If a redemption request is received by the Transfer Agent from Boatmen's or another Service Organization before 2:00 p.m., Central time, for the Diversified and Treasury Funds and 12:00 Noon, Central time, for the Tax-Exempt Funds, the Administration Shares to be redeemed do not earn income on that day, but the proceeds will be available in the Shareholder's account at Boatmen's or another Service Organization, or will be available by check at the election of a Shareholder on the same day (if it is a Business Day). If a redemption request is received after that time, the Administration Shares to be redeemed earn income on the day the request is received, and the proceeds will be available in the Shareholder's account at Boatmen's or another Service Organization on the following Business Day. Neither the Funds nor the Distributor, or Transfer Agent shall have any liability for any delay in the availability of proceeds in a Shareholder's account. Boatmen's and other Service Organizations have undertaken to arrange for the timely transmittal to the Transfer Agent of redemption requests and the timely crediting to Shareholders' accounts at Boatmen's and other Service Organizations of redemption proceeds. In order to effect timely transmittals and crediting, Service Organizations may establish earlier times by which redemption directions must be received by them. Service Organizations have undertaken to advise Shareholders if earlier times are established.


EXCHANGES


Administration Shares of the Fund may be exchanged for Class A Shares of any other fund of the Pilot Family of Funds, unless otherwise determined by the Trustees at the time any new portfolios become available, at the net asset value next determined plus any applicable sales charge, by calling your Service Organization. However, if a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), the exchange will be made at net asset value. Administration Shares of the Fund purchased through dividend and/or capital gains reinvestment may be exchanged for Class A Shares of a Pilot Fund without a sales charge. Prior to the completion of any exchange, investors must have the Prospectus of the Fund into which they are exchanging. Shares can only be exchanged in a state where the shares to be received are registered.


For federal income tax purposes, an exchange is treated as a sale of the Shares surrendered in the exchange, on which an investor may realize a gain or loss, followed by a purchase of Shares received in the exchange. All telephone exchanges must be registered in the same name(s) and with the same address as are registered in the Fund from which the exchange is being made. Any election to use telephone exchanges or redemptions will be administered by your Service Organization. In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement.


With respect to telephone transactions, The Pilot Funds and its service contractors will employ reasonable procedures to ensure that instructions communicated by phone are genuine; if these procedures are not followed, The Pilot Funds or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmation to shareholders within 72 hours of a telephone transaction, verifying the account name and a shareholder's account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. Each party who establishes an account directly with The Pilot Funds automatically has the ability to engage in telephone transactions unless that party elects otherwise. All exchanges are subject to the minimum investment requirements, if any, of The Pilot Funds into which the shares are being exchanged. Exchanges are available only in states where the exchange may legally be made. An exchange fee may be imposed or the exchange privilege may be modified or withdrawn at any time on 60 days' written notice or as otherwise permitted by applicable law.

TRANSACTION RULES

The right of a Shareholder to redeem Shares and the date of payments by the Funds may be suspended (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Funds normally utilize is closed or is restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Funds to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of the Shareholders of the Funds.

The Funds may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the 1940 Act.

The Pilot Funds intends to pay cash for all shares redeemed, but in unusual circumstances may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price if it appears appropriate to do so in light of the Funds' responsibilities under the 1940 Act. See the Statement of Additional Information ("Redemptions"). In those cases, an investor may incur brokerage costs in converting securities to cash.

Shares of a Fund are redeemable at the unilateral option of the Funds if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the Shareholders of such Fund. The Funds, however, assume no responsibility to compel such redemptions. In the event losses are sustained by a Fund, the Funds may reduce the number of outstanding Shares in that Fund in order to maintain a net asset value per Share of $1.00. Such reduction will be effected by having each Shareholder of that Fund proportionally contribute to the Fund's capital the necessary Shares to restore such net asset value per Share. Each Shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Funds. In addition, the Funds reserve the right to adopt by action of the Trustees a policy pursuant to which it may without Shareholder approval redeem upon not less than 30 days' notice (a) Shares in an account which have a value below $500, or such other amount as the Trustees may designate at the time the policy is adopted (and during the notice period Shareholders will have the opportunity to bring the value of their accounts up to the designated amount) or (b) all of a Fund's Shares if such Shares have an aggregate value below a designated amount and if the Trustees determine that it is not practical, efficient or advisable to continue the operation of the Fund and that any applicable requirements of the 1940 Act have been complied with. As of the date of this Prospectus, no such policy has been adopted. While, as indicated above, the Trustees have the authority to adopt, and thereafter to change from time to time, such a policy, they will not do so without providing at least 30 days' notice to the Shareholders.

The Funds reserve the right to reject any purchase order (including exchanges) for any reason. The Funds also reserve the right to establish a minimum initial and/or subsequent investment requirement and to change that requirement with respect to any person or class of persons.


As used in this Prospectus, the term "Business Day" refers to those days when the New York Stock Exchange and the Custodian are open for business, which is Monday through Friday except for holidays (scheduled holidays for 1997 are: New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day). On those days when one or more of such organizations close early as a result of such day being a partial holiday or otherwise, the right is reserved to advance the time on that day by which purchase and redemption requests must be received.


DIVIDENDS AND DISTRIBUTIONS

Where do your dividends and distributions come from?

A Fund's net investment income consists of the excess of (i) accrued interest or discount (including both original issue and market discount, if any) on portfolio securities and (ii) any income of the Fund from sources other than capital gains, over (iii) the amortization of market premium on portfolio securities and (iv) the estimated expenses of the Fund, including a proportionate share of the general expenses of the Funds and the service fee specifically allocated to the Funds.

What are your dividend and distribution options?

Income dividends and capital gain distributions will be reinvested in additional shares of the same Fund or at the election of the Shareholder will be paid in cash. Any election to receive cash or to reinvest in additional Shares will be administered by your Service Organization in a manner arranged for each Fund. Cash distributions will be paid on or about the first business day of each month. Although realized gains and losses on the assets of each Fund are reflected in the net asset value of each Fund, they are not expected to be of an amount which would affect a Fund's net asset value of $1.00 per Share.

When are dividends and distributions declared and paid?

Each Fund intends to declare substantially all of its net investment income daily (as of 2:00 p.m., Central time, for the Diversified and Treasury Funds, and as of 12:00 Noon, Central time, for the Tax-Exempt Funds) as a dividend and distribute these dividends to Pilot Administration Shareholders, monthly. Net short-term capital gains, if any, will be distributed in accordance with the requirements of the Code, and may be reflected in the Funds' daily distributions. Each Fund may distribute at least annually, on or about the close of each calendar year, its long-term capital gains, if any.

Should a Fund incur or anticipate any unusual expense, loss or depreciation which could adversely affect income or net asset value, the Trustees would at that time consider whether to adhere to the present income accrual and distribution policy described above or to revise it in light of the then prevailing circumstances. For example, the Trustees might reduce or suspend Shareholder income accruals in order to prevent to the extent possible the net asset value of such Fund from being reduced below $1.00 per Share. Thus, such expenses, losses or depreciation could result in a Shareholder receiving no income for the period during which he held the Shares.

THE PILOT FAMILY OF FUNDS


The Pilot Funds was organized on July 15, 1982, as a Massachusetts business trust under the name Centerland Fund. On June 1, 1994, its name was changed to The Pilot Funds. The Pilot Funds is a mutual fund of the type known as an "open-end management investment company." A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. The Trustees of the Funds are responsible for the overall management and supervision of its affairs. The Agreement and Declaration of Trust permits the Board of Trustees of The Pilot Funds to create separate series or portfolios of shares. To date, fourteen portfolios have been established. The Agreement and Declaration of Trust also permits the Board of Trustees to classify or reclassify any series or portfolio of shares into one or more classes and to establish additional portfolios in the future. The Trustees have authorized the issuance of an unlimited number of shares available to selected investors in each of three share classes (Administration Shares, Investor Shares and Pilot Shares) in these Funds. Information regarding The Pilot Funds' other portfolios may be obtained by contacting The Pilot Funds at 800/71-PILOT or the Distributor.


Each Administration Share, Investor Share and Pilot Share of the Fund represents an equal proportionate interest in the assets belonging to the Fund. It is contemplated that most Shares will be held in accounts of which the record owner is a bank or other institution acting as nominee for its customers who are the beneficial owners of the Shares. Pilot Shares may be purchased for accounts held in the name of an institution that is not compensated by the Funds for services provided to the institution's customers. Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares bear the cost of administration fees at the annual rate of up to .25 of 1% of the average daily net asset value of such Shares. Investor Shares may be purchased for accounts held in the name of an institution that provides certain account administration and Shareholder liaison services to its customers, including maintenance of account records, processing orders to purchase, redeem and exchange Investor Shares, responding to customer inquiries and assisting customers with investment procedures. Investor Shares bear the cost of service fees at the annual rate of up to .50 of 1% of the average daily net asset value of such Shares. Please refer to the Statement of Additional Information for the Administration Shares and Investor Shares for a more complete description of such services. It is possible that an institution (a "Service Organization") or its affiliate may offer different classes of Shares to its customers and thus receive different compensation with respect to different classes of Shares of the same Fund. Each Service Organization offering both Administration Shares and Investor Shares intends to limit the availability of such Shares to different types of investors. Shares of each class may be exchanged only for Shares of the same class in another Fund. Except as described herein, the three classes of Shares are identical. Certain aspects of the Shares may be altered, after advance notice to Shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

When issued, Shares will be fully paid and nonassessable. In the event of liquidation, Shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to Shareholders. Shares entitle their holders to one vote per Share, are freely transferable and have no preemptive, subscription or conversion rights.

If a proposal concerning the Administration Plan or Service Plan is submitted to holders of Administration Shares or Investor Shares, respectively, Service Organizations holding Administration or Investor Shares for their own accounts have undertaken to vote such Shares in the same proportions as the vote by customers of such Shares held for the account of such customers of the Service Organization.

Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund.


From time to time the Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Shares of any of the Funds and other portfolios of the Pilot Funds. Compensation may include tickets to sporting and other entertainment events, gifts of merchandise, and financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more portfolios of the Pilot Funds, and/or other dealer-sponsored special events. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. The Distributor, at its expense, currently conducts an annual sales contest for dealers in connection with their sales of Shares of the Funds. Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.


SHAREHOLDERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND PROPORTIONATE FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Shares of all the Pilot Funds portfolios vote together and not by class, unless otherwise required by law or permitted by the Board of Trustees. All shareholders of a particular Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement and fundamental investment policies.

THE PILOT FUNDS IS NOT REQUIRED TO AND DOES NOT CURRENTLY EXPECT TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS, ALTHOUGH SPECIAL MEETINGS MAY BE CALLED FOR PURPOSES SUCH AS ELECTING OR REMOVING TRUSTEES OR OTHER PURPOSES.


Effective June 30, 1995, the name of Pilot Short-Term Tax-Exempt Fund was changed to Pilot Missouri Short-Term Tax-Exempt Fund.

THE BUSINESS OF THE FUND

FUND MANAGEMENT

THE BUSINESS AFFAIRS OF THE PILOT FUNDS ARE MANAGED UNDER THE GENERAL SUPERVISION OF THE BOARD OF TRUSTEES.

Service Providers

Adviser: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's") manages the investment portfolio of each Fund, selecting the investments and making purchase and sale orders. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737. The mailing address is P.O. Box 14737 at that location.


Administrator: BISYS FUND SERVICES LIMITED PARTNERSHIP (referred to as "BISYS"), is responsible for coordinating the Fund's efforts and generally overseeing the operation of the Fund's business. BISYS principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.



Distributor: Each Fund's shares are sold on a continuous basis by the Distributor, PILOT FUNDS DISTRIBUTORS, INC. (referred to as the "Distributor"), a registered broker-dealer and an affiliate of BISYS that is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.



Custodian: BOATMEN'S TRUST COMPANY (referred to as "Boatmen's") is responsible for holding the investments purchased by each Fund. Boatmen's is located at 100
N. Broadway, St. Louis, Missouri 63178.



Transfer Agent: BISYS FUND SERVICES, INC. (referred to as the "Transfer Agent") is an affiliate of BISYS and is the transfer and dividend disbursing agent of the Funds. It maintains the account records of all shareholders and administers the distribution of all income earned as a result of investing in the Funds. The Transfer Agent is located at 3435 Stelzer Road, Columbus, OH 43219.



MORE ABOUT BOATMEN'S. Founded in 1889, Boatmen's, a trust company organized under the laws of Missouri, provides a broad range of trust and investment services for individuals, privately and publicly held businesses, governmental units, pension and profit sharing plans and other institutions and organizations. As of September 30, 1996, Boatmen's and its affiliates managed $83.2 billion in assets ($42.7 billion over which they had investment discretion and $40.5 billion over which they did not have investment discretion).



Boatmen's Bancshares, Inc., Boatmen's parent ("Bancshares"), is a registered bank holding company which owns substantially all of the outstanding capital stock of numerous commercial banks located in Arkansas, Illinois, Iowa, Kansas, Missouri, New Mexico, Oklahoma, Tennessee and Texas, a mortgage banking company, a credit life insurance company, a federal savings bank in Arkansas and a limited service bank in Delaware.



On August 30, 1996, Bancshares and NationsBank Corporation ("NationsBank") announced that they have entered into an agreement pursuant to which Bancshares will merge into NationsBank. The proposed merger, which will take place in January 1997, is subject to a number of conditions, including approval by the appropriate regulatory authorities and by the shareholders of both Bancshares and NationsBank. When the proposed merger is consummated, Boatmen's will become a wholly owned subsidiary of NationsBank.


Under its Advisory Agreements with the Funds on behalf of each Fund, Boatmen's, subject to the general supervision of the Funds' Trustees, manages the investment operations of each Fund and the composition of each Fund's assets, including the purchase, retention, and disposition thereof.

Boatmen's pays all costs incurred by it in connection with the performance of its duties under the Advisory Agreements, other than the cost (including taxes and brokerage commissions, if any) of securities purchased for the Funds and the cost of preparing tax returns, shareholder reports and prospectuses and reports filed with regulatory authorities.

Boatmen's began serving as investment adviser to the Treasury Fund and Diversified Fund on June 1, 1994 and began serving as investment adviser to the Tax-Exempt Diversified Fund and Missouri Tax-Exempt Fund effective July 1, 1995. Goldman Sachs, acting through its separate operating division, Goldman Sachs Asset Management, served as investment adviser to the Tax-Exempt Diversified Fund and Missouri Tax-Exempt Fund prior to July 1, 1995.

Boatmen's is entitled to receive advisory fees on a monthly basis at an annual rate of .15 of 1% of Diversified Fund's average net assets, .15 of 1% of Treasury Fund's average net assets, .20 of 1% of Tax-Exempt Diversified Fund's average net assets and .20 of 1% of Missouri Tax-Exempt Fund's average net assets.For the fiscal year ended August 31, 1996 total Advisory fees paid by the Diversified Fund and Treasury Fund were .13% and .15%, respectively. For the fiscal year ended August 31, 1995 total Advisory fees paid by the Diversified Fund and Treasury Fund were .07% and .08%, respectively. For the fiscal year ended August 31, 1994 (under the former advisory agreements from September 1, 1993 to June 1, 1994, and from June 1, 1994 to August 31, 1994), total advisory fees paid by the Diversified Fund and Treasury Fund were .07% and .08%, respectively.



For the fiscal year ended August 31, 1996, each of the Diversified and Treasury Funds paid an advisory fees of $2,174,296 and $2,552,746, respectively. For the fiscal year ended August 31, 1995, each of the Diversified and Treasury Funds paid an advisory fee of $998,016 and $972,623, respectively. For the fiscal year ended August 31, 1994, each of the Diversified and Treasury Funds paid an advisory fee of $1,679,800 and $1,366,594, respectively. Goldman Sachs received $1,453,413 and $1,154,974, respectively, and Boatmen's received $226,387 and $211,620, respectively.


For the period ended June 30, 1995, Goldman Sachs & Co. acted as the investment adviser to the Tax-Exempt Diversified Fund and Missouri Tax-Exempt Fund.


MORE ABOUT BISYS. BISYS Fund Services Limited Partnership ("BISYS") is a subsidiary of The BISYS Group Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations. Under its Administration Agreement with the Fund, BISYS provides a wide range of such services to the Funds, including maintaining the Funds' offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating or providing for the calculation of the net asset values of Fund shares and dividends and capital gain distributions to shareholders, and performing other administrative functions necessary for the smooth operations of the Funds. Certain officers of The Pilot Funds namely Messrs. Martin Dean, W. Eugene Sparbeck, George O. Martinez, William J. Tomko and Bruce Treff are also employees and/or officers of BISYS, the Distributor or an affiliate.



EXPENSES. In order to support the services described above, as well as other matters essential to the operation of the Funds, the Funds incur certain expenses. Expenses are paid out of a Fund's assets, and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to you or deducted from your account.



For its services as administrator, BISYS is entitled to an administration fee from The Pilot Funds which is calculated based on the net assets of all of the investment portfolios of The Pilot Funds combined. Under the Administration Agreement, each Fund pays its pro-rata share of an annual fee to BISYS, computed daily and payable monthly, of .115 of 1% of The Pilot Funds' average net assets up to $1.5 billion, .110 of 1% of The Pilot Funds' average net assets on the next $1.5 billion and .1075 of 1% of The Pilot Funds' average net assets in excess of $3 billion. These amounts may be reduced pursuant to fee waivers by BISYS. Any such fee waivers may be terminated by BISYS at any time. For the fiscal year ended August 31, 1996, The Pilot Funds paid administration fees to BISYS in the amount of $1,880,792, $1,598,802, $257,068 and $433,805 for Pilot
Short-Term U.S. Treasury Fund, Pilot Short Term Diversified Assets Fund, Pilot Missouri Short-Term Tax-Exempt Fund and Pilot Short-Term Tax-Exempt Diversified Fund, respectively. For the fiscal year ended August 31, 1995, The Pilot Funds paid administration fees to BISYS in the amount of $1,357,012, $1,479,697, $293,693 and $449,267 for Pilot Short-Term U.S. Treasury Fund, Pilot Short-Term Diversified Assets Fund, Pilot Missouri Short-Term Tax-Exempt Fund and Pilot Short-Term Tax-Exempt Diversified Fund, respectively.



The Funds are responsible for all expenses incurred by the Funds, other than those expressly borne by Boatmen's, BISYS or the Transfer Agent under the

Advisory, Administration or Transfer Agency Agreements. Such expenses include, the fees payable to Boatmen's, BISYS and the Transfer Agent, the fees and expenses of the Funds' custodian, brokerage fees and commissions, any portfolio losses, state and federal registration fees for qualifying Funds Shares under federal or state securities laws, organization expenses, membership fees in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law, legal and auditing and tax fees and expenses, expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Funds' Shareholders and regulatory authorities, compensation and expenses of its Trustees and extraordinary expenses incurred by the Funds.



FEE WAIVERS. Expenses can be reduced by voluntary fee waivers and expense reimbursements by Boatmen's and the Funds' other service providers. However, as to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to their fiscal year end. These waivers and reimbursements would increase the yield to investors when made but would decrease yields if a Fund were required to reimburse a service provider. The Adviser has voluntarily agreed to limit the total operating expenses of the Pilot Shares of Pilot Short-Term Diversified Assets Fund to .31% of the Fund's average net assets until February 1, 1998 which will have the effect of limiting the expenses of the Administration Shares of the Fund to, .56% of the Fund's average net assets for the same period.


TAX IMPLICATIONS

As with any investment, you should consider the tax implications of an investment in the Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation. YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU.

Each Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, (the "Code"). As a regulated investment company, each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to Shareholders. In addition, as a regulated investment company, a Fund generally will not incur a federal income or excise tax on any investment company taxable income and net capital gains that are distributed to its Shareholders in accordance with certain timing requirements of the Code.

Dividends distributed by the Tax-Exempt Funds that are derived from interest income exempt from federal income taxation and are designated by a Fund as "exempt-interest dividends" will be exempt from federal income taxation.

Dividends of investment company taxable income, which generally includes the excess of net short-term capital gains over net long-term capital losses and interest (including original issue discount and market discount), less expenses, will be taxable to Shareholders as ordinary income. Because no portion of the dividends paid by any Fund is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by any Fund is expected to be eligible for the corporate dividends-received deduction. Distributions of the excess of net long-term capital gains over net short-term capital losses, if any, which are designated as "capital gain dividends" by a Fund will be taxable as long-term capital gains regardless of how long the Shareholders have held their Funds Shares. The Funds are not normally expected to realize any long-term capital gains or losses. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in Shares. Distributions declared in October, November or December with a record date in such month and paid in January of the following year are taxable to Shareholders as if received on December 31 of the year declared. Shareholders will be informed about the amount and character distributions received from a Fund for federal income tax purposes, including any distributions that may constitute a return of capital.

Investments in zero coupon securities (other than tax-exempt zero coupon securities) will result in income to a Fund each year equal to a portion of the excess of the face value of the securities over their issue price, even though the Fund receives no cash interest payments from the securities.

Any gain or loss realized by a Shareholder upon the sale or other disposition of Shares, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the Shareholder's holding period for the Shares.

Individuals and certain other classes of Shareholders may be subject to 31% withholding of federal income tax on taxable distributions if they fail to furnish a Fund with their correct taxpayer identification number and certain certifications regarding their tax status or if they are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a Shareholder's U.S. federal income tax liability.

A Fund that invests in foreign securities may be subject to foreign withholding taxes on income earned on such securities and may be unable to pass through to Shareholders the ability to claim foreign tax credits and deductions with respect to such taxes.

In addition to federal taxes, a Shareholder may be subject to state and local taxes on payments received from a Fund. A state tax exemption may be available in some states to the extent distributions of a Fund are derived from interest on certain direct U.S. Government obligations or on obligations of the particular state. Shareholders should consult their own tax advisers concerning these matters.


The Tax-Exempt Diversified Fund intends to satisfy certain requirements of the Code for the payment of "exempt-interest dividends" not included in shareholders' federal gross income. You should note that income that is not subject to federal income taxation may nonetheless have to be considered along with other adjusted gross income in determining whether any Social Security payments received by you are subject to federal income taxation. In addition, to the extent that distributions made by the Missouri Tax-Exempt Fund qualify as "exempt-interest dividends" for federal income tax purposes, are derived from interest on Missouri Instruments and are designated by the Missouri Tax-Exempt Fund as "state income tax exempt-interest dividends," these distributions will be exempt from Missouri income tax, the earnings and profits tax of Kansas City and the City of St. Louis earnings tax. Shares of the Missouri Tax-Exempt Fund and income dividends and other distributions from the Missouri Tax-Exempt Fund are not excludable in computing Missouri franchise taxes on corporations and financial institutions. Distributions of long-term and short-term capital gains, if any, that are includable in federal adjusted gross income will be subject to Missouri income taxation, but will not be subject to the earnings and profits tax of Kansas City or, for individuals in an individual capacity, the City of St. Louis earnings tax. Shares of the Missouri Tax-Exempt Fund are not subject to Missouri personal property taxes.


Further information relating to tax consequences is contained in the Statement of Additional Information.

MEASURING PERFORMANCE

Performance information provides you with a method of measuring and monitoring your investments. Each Fund may quote its performance in advertisements or shareholder communications.

UNDERSTANDING PERFORMANCE MEASURES: YIELD, EFFECTIVE YIELD AND TAX EQUIVALENT YIELD will be calculated separately for Administration Shares, Investor Shares and Pilot Shares. Because each such class of Shares is subject to different expenses, the net yield of such classes of the same Fund for the same period may differ. Absent a waiver of administration or service fees, the yield of Pilot Shares will exceed that of other shares.

The YIELD of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment.

The EFFECTIVE YIELD is calculated similarly but, when annualized, the net income earned by an investment in a Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

TAX-EQUIVALENT YIELDS for the Tax-Exempt Diversified and Missouri Tax-Exempt Funds show the amount of taxable yield needed to produce an after-tax equivalent of a tax-free yield, and are calculated by increasing the yield (as calculated above) by the amount necessary to reflect the payment of federal income taxes at a stated rate.

Performance comparisons:

The Funds may compare their yields to those of mutual funds with similar investment objectives and to relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

Yield data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, as well as in publications of a local or regional nature, may be used for comparison.

The performance of the Funds may also be compared to data prepared by Lipper Analytical Services, Inc., Mutual Fund Forecaster, Wiesenberger Investment Companies Services, Morningstar or CDA Investment Technologies, Inc.

INVESTMENT RESULTS OF A FUND ARE BASED ON HISTORICAL PERFORMANCE AND PERFORMANCE QUOTATIONS WILL FLUCTUATE. YOU SHOULD NOT CONSIDER QUOTATIONS TO BE REPRESENTATIVE OF FUTURE PERFORMANCE. YOU SHOULD ALSO REMEMBER THAT PERFORMANCE IS GENERALLY A FUNCTION OF THE KIND AND QUALITY OF INVESTMENTS HELD IN A PORTFOLIO, PORTFOLIO MATURITY, OPERATING EXPENSES AND MARKET CONDITIONS. FEES THAT BIS OR ANOTHER SERVICE ORGANIZATION MAY CHARGE DIRECTLY TO ITS CUSTOMER ACCOUNTS IN CONNECTION WITH AN INVESTMENT IN THE FUNDS WILL NOT BE INCLUDED IN THE FUNDS' CALCULATIONS OF YIELD.

INQUIRIES REGARDING THE FUNDS MAY BE DIRECTED TO THE DISTRIBUTOR AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219-3035.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE FUNDS INCORPORATED IN THIS PROSPECTUS BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

PMF0023

                                 THE PILOT FUNDS
                                3435 Stelzer Road
                              Columbus, Ohio 43219

--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION

                                 January 2, 1997

                 PILOT SHARES, CLASS A SHARES AND CLASS B SHARES


--------------------------------------------------------------------------------

         The Pilot Funds (the "Trust") is an open-end, management investment company (or mutual fund) consisting of fourteen portfolios, five of which portfolios (the "Funds") are offered hereby. The Funds are:

         Pilot Diversified Bond Income Fund;

         Pilot Intermediate U.S. Government Securities Fund;

         Pilot U.S. Government Securities Fund;

         Pilot Intermediate Municipal Bond Fund; and

         Pilot Municipal Bond Fund.

         Boatmen's Trust Company ("Boatmen's") serves as the investment adviser to each Fund. Pilot Funds Distributors, Inc. serves as each Fund's distributor, and its affiliate, BISYS Fund Services Limited Partnership ("BISYS"), serves as each Fund's administrator.


         This Statement of Additional Information is not a Prospectus, should be read in conjunction with the Prospectuses dated January 2, 1997 with respect to Pilot Shares, Class A Shares and Class B Shares of the Funds and is incorporated by reference in its entirety into such Prospectuses. Because this Statement of Additional Information is not itself a Prospectus, no investment in Pilot Shares, Class A Shares or Class B Shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectuses may be obtained without charge by writing to Pilot Funds Distributors, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                TABLE OF CONTENTS



                                                                         Page
                                                                         ----

Investment Policies And Practices Of The Funds...........................B - 3
Investment Restrictions..................................................B -19

Trustees And Officers....................................................B -22

Investment Adviser, Administrator, Distributor And Transfer Agent........B -24
Portfolio Transactions...................................................B -27
Net Asset Value..........................................................B -29
Matters Relating to Class A Shares and Class B Shares....................B -30

Additional Purchase and Redemption Information...........................B -33

Calculation Of Performance Quotations....................................B -36

Tax Information..........................................................B -40
Organization And Capitalization..........................................B -45
Custodian................................................................B -47
Independent Accountants And Counsel......................................B -47
Miscellaneous............................................................B -47

Appendix.................................................................A - 1
Financial Statements.....................................................F - 1

                 INVESTMENT POLICIES AND PRACTICES OF THE FUNDS

         The following discussion elaborates on the description of each Fund's investment policies and practices contained in the Prospectuses. Except as set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder consent.

U.S. GOVERNMENT OBLIGATIONS

         Each Fund may invest in U.S. Government obligations. Examples of the types of U.S. Government obligations that may be held by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. If such participations are illiquid they will not be purchased.

         U.S. Government obligations include principal and interest components of securities issued or guaranteed by the U.S. Treasury if the components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities may also be acquired in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities.

CUSTODIAL RECEIPTS

         Each Fund may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" and "Certificates of Accrual on Treasury Securities." Although custodial receipts are not considered U.S. Government securities, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Custodial receipts will be treated as illiquid securities.

CORPORATE DEBT SECURITIES

         Each Fund may invest in corporate debt securities of domestic issuers of all types and maturities, such as bonds, debentures, notes and commercial paper. Corporate debt securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenue, sales or profits; or the purchase of common stock or warrants in a unit transaction (where corporate debt obligations and common stock are offered as a unit). Each Fund may also invest in corporate debt securities of foreign issuers.

U.S. AND FOREIGN BANK OBLIGATIONS

         These obligations include negotiable certificates of deposit, banker's acceptances and fixed time deposits. Each Fund limits its investments in domestic bank obligations to banks having total assets in excess of $1 billion and subject to regulation by the U.S. Government. Each Fund may also invest in certificates of deposit issued by members of the Federal Deposit Insurance Corporation ("FDIC") having total assets of less than $1 billion, provided that the Fund will at no time own more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully covered by FDIC insurance) of any one of those issuers. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by a Fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposit to a third party.

         Each Fund limits its investments in foreign bank obligations (i.e., obligations of foreign branches and subsidiaries of domestic banks, and domestic and foreign branches and agencies of foreign banks) to obligations of banks which at the time of investment are branches or subsidiaries of domestic banks which meet the criteria in the preceding paragraphs or are branches or agencies of foreign banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of Boatmen's, pursuant to criteria established by the Board of Trustees of the Trust, are of an investment quality comparable to obligations of domestic banks which may be purchased by a Fund. These obligations may be general obligations of the parent bank in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. Each Fund also limits its investments in foreign bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, The Netherlands, Italy and Switzerland), Scandinavia (Denmark and Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Each Fund will limit its investment in securities of foreign banks to not more than 20% of total assets at the time of investment subject to any other applicable limitations with respect to investments in foreign securities.

         Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the total assets of the Fund.

MUNICIPAL OBLIGATIONS

         Each of the Municipal Bond Funds generally invests in Municipal Obligations. Municipal Obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of Municipal Obligations are "notes" and "bonds."

         NOTES. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for Municipal Obligations.

         Tax and revenue anticipation notes are sold to finance working capital needs of municipalities. Tax anticipation notes are generally payable from specific tax revenues expected to be received at a future date. They are usually general obligations of the issuer. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as state aid to be received by a local issuer. They are not usually general obligations of the issuer. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use and business taxes as well as intergovernmental aid. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes and the notes are not secured by any other source. Construction loan notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the issuance may be less than the economic equivalent of the payment of principal and interest on the mortgage notes if there had been a default. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof.

         Each Fund may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations when, in the opinion of bond counsel, interest payments with respect to such custodial receipts are exempt from federal income taxes. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts" ("MRs") and "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS").

         There are a number of other types of notes issued for different purposes and secured differently from those described above.

         BONDS. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds.

         General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

         Revenue bonds have been issued to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although the principal security behind these bonds varies widely, many issuers provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized mortgages, collateralized mortgages, and the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such obligations shall be treated as illiquid securities, unless the Board of Trustees determines that they are liquid.

         Private activity bonds, a term that includes certain types of bonds, the proceeds of which are used to a specified extent for the benefit of persons other than governmental units, although nominally issued by municipal authorities, are generally secured not by the taxing power of the municipality but by the revenues of the authority derived from payments by the industrial user. Each of the Municipal Bond Funds may invest in private activity bonds. The interest from such bonds would be an item of tax preference to shareholders under the federal alternative minimum tax.

         Generally, the Municipal Obligations that may be purchased by Pilot Intermediate Municipal Bond Fund will have remaining effective maturities between three and ten years. Each Municipal Bond Fund may also purchase long-term bonds (sometimes referred to as "Put Bonds"), which are subject to a Fund's


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commitment to put the bond back to the issuer at par at a designated time and the issuer's commitment to so purchase the bond at such price and time. For purposes of computing Pilot Intermediate Municipal Bond Fund's average weighted maturity, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features (such as puts or demand features) or a variable rate of interest which, in the judgment of Boatmen's, will result in the instrument being valued in the market as though it has the earlier maturity.

         Each of the Municipal Bond Funds may purchase long-term fixed-rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund, at periodic intervals (usually every six months, but in no event more than every twelve months), to tender (or "put") its bonds to the institution and receive the face value thereof. The Fund may be assessed "tender fees" for each tender period at a rate equal to the difference between the bonds' fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the bonds coupled with the tender option to trade at par on the date of such determination.

         In addition to the instruments described above, there are a variety of hybrid and special types of Municipal Obligations as well as numerous differences in the security of Municipal Obligations both within and between the two principal classifications above.

         Each of the Municipal Bond Funds may purchase Municipal Obligations that are backed by letters of credit issued by domestic banks or foreign banks that have a branch, agency or subsidiary in the United States. See "Foreign Securities" for information concerning credit risks of foreign bank obligations.

         Certain Municipal Obligations may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligations at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer of the obligation is required to make payment to the bondholders upon proper notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. Each of the Municipal Bond Funds may, from time to time, invest more than 25% of its total assets in Municipal Obligations covered by insurance policies.

         For the purpose of the investment restrictions of each Fund, the identification of the "issuer" of Municipal Obligations that are not general obligation bonds is made by Boatmen's on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

         An entire issue of Municipal Obligations may be purchased by one or a small number of institutional investors such as one of the Municipal Bond Funds. Unlike securities that must be registered under the Securities Act of 1933 prior to offer and sale, unless an exemption from such registration is available, Municipal Obligations that are not publicly offered may nevertheless be readily marketable. A secondary market exists for Municipal Obligations that were not publicly offered initially.

         Securities purchased for each of the Municipal Bond Funds are subject to the policy on holdings of securities that are not readily marketable. Boatmen's determines whether a Municipal Obligation is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. Boatmen's believes that the quality standards applicable to the Funds' investments enhance marketability. In addition, standby commitments and demand obligations also enhance marketability.

         Yields on Municipal Obligations depend on a variety of factors, including municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. Higher quality Municipal Obligations tend to have a lower yield than lower quality obligations. Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of


                                       B-6
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creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities' power to levy taxes. Litigation or other conditions may materially affect the power or ability of any issuer to pay when due principal of and interest on its Municipal Obligations.

         Each of the Municipal Bond Funds may also purchase resource recovery bonds. The viability of the resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

         Neither Municipal Bond Fund currently intends to invest in taxable obligations; however, each Fund may from time to time invest a portion of its assets in fixed-income obligations whose interest payments are subject to federal income tax. Each Fund may invest in taxable obligations pending the investment or reinvestment in Municipal Obligations of proceeds from sales of Fund Shares or sales of portfolio securities. Each Fund may also invest in highly liquid, taxable obligations to avoid the necessity of liquidating portfolio investments to meet redemption requests by Fund Shareholders.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for the interest on Municipal Obligations. For example, pursuant to federal tax legislation passed in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on Municipal Obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Obligations for investment by the Municipal Bond Funds and the liquidity and value of those Funds' portfolios. In such an event, the Trust would reevaluate the investment objectives and policies of the Municipal Bond Funds and consider possible changes in their structure or possible dissolution.

STANDBY COMMITMENTS

         In order to enhance the liquidity, stability or quality of Municipal Obligations, each of the Municipal Bond Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or "standby commitment," depending on its characteristics. The aggregate price that a Fund pays for securities with standby commitments may be higher than the price that the Fund otherwise would pay for the securities.

         Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from a Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Fund. In considering whether a security meets a Fund's quality standards, Boatmen's will look to the creditworthiness of the party providing the Fund with the right to sell as well as to the quality of the security itself.

         No value is assigned to the standby commitments for purposes of determining the Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Because the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, each Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers that represent a minimal risk of default. The duration of standby commitments will not be a factor in determining the average weighted maturity of a Fund. There is no assurance that standby commitments will be available to a Fund, nor have the Funds assumed that such commitments would continue to be available under all market conditions.


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WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS

         Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment or delayed settlement basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date on which the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment and delayed settlement transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

         A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment or delayed settlement basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions.

         When a Fund purchases securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian or subcustodian will maintain in a segregated account liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment or delayed settlement transaction to sell portfolio securities subject to such commitment, the custodian or subcustodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed settlements.

CONVERTIBLE SECURITIES

         Pilot Diversified Bond Income Fund may invest in convertible securities, such as bonds, notes, debentures, preferred stocks and other securities that may be converted into common stock. All convertible securities purchased by the Fund will be rated at least A or its equivalent by an NRSRO or, if unrated, determined by Boatmen's to be of comparable quality. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features.

         The convertible securities in which the Fund may invest include fixed-income and zero coupon debt securities, and preferred stock that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income or, in the case of zero coupon securities, accretion of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities.

         Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation because increases (or decreases) in the market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

FOREIGN SECURITIES

         Pilot Intermediate U.S. Government Securities Fund and Pilot U.S. Government Securities Fund (the "Government Funds") and Pilot Diversified Bond Income Fund may invest in foreign securities either directly or indirectly through American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer, or through European Depository Receipts ("EDRs"), which are receipts issued by European financial institutions evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars while EDR prices are generally denominated in foreign currencies. The securities underlying an ADR or EDR will normally be denominated in a foreign currency. The underlying securities may be subject to foreign government taxes which could reduce the yield on such securities.

         Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in United States securities and which may favorably or unfavorably affect a Fund's performance. Because foreign companies generally are not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in United States markets and at times, volatility of price can be greater than in United States markets. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of each Fund are uninvested and no return is earned thereon. Also, delivery of securities before payment may be required in some countries. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies in foreign countries than in the United States. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Each Fund seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         Pilot Diversified Bond Income Fund and the Government Funds may invest in forward foreign currency exchange contracts ("forward contracts") for hedging and to seek to increase total return. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are individually negotiated and privately traded in the interbank market by currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month, and forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund may be required to segregate liquid assets to cover forward contracts that require it to purchase foreign currency.

         When the Adviser believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one. This practice is referred to as "cross-hedging." The amount in question could be less than or equal to the value of a Fund's securities denominated in the less attractive currency.

         A Fund may also enter into a forward contract to sell a currency that is linked to a currency that Boatmen's believes to be less attractive and buy a currency that Boatmen's believes to be more attractive (or a currency that is linked to currency that Boatmen's believes to be more attractive). The amount in question would not exceed the value of the Fund's securities denominated in the less attractive currency. For example, if the Austrian Schilling is linked to the German Deutsche Mark (the "D-mark"), the Fund holds securities denominated in Austrian Schillings and Boatmen's believes that the value of Schillings will decline against the British Pound, the Fund may enter into a contract to sell D-marks and buy Pounds. This practice is referred to as "proxy hedging." Proxy hedging involves the risk that the amount of currencies involved may not equal the value of the Fund's securities denominated in the currency expected to deteriorate and improperly anticipated currency movements could result in losses to the Fund. Further, there is the risk that the linkage between various currencies may change or be eliminated.

         The Fund's activities involving forward contracts may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

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ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

         Each Fund may invest in securities backed by installment contracts, credit card receivables and other assets. These asset-backed securities represent interests in pools of assets in which payment of both interest and principal on the securities are made monthly, thus in effect passing through (net of fees paid to the issuer or guarantor of the securities) the monthly payments made by the individual borrowers on the assets that underlie the asset-backed securities. Each Fund may also make significant investments in U.S. Government securities that are backed by adjustable or fixed-rate mortgage loans.

         The average life of an asset-backed or mortgage-backed instrument varies with the maturities of the underlying instruments. In the case of mortgages, maturities may be a maximum of forty years. The average life of an asset-backed or mortgage-backed instrument is likely to be substantially less than the original maturity of the asset or mortgage pools underlying the security as the result of scheduled principal payments and prepayments. This may be particularly true for mortgage-backed securities.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

         Presently there are several types of mortgage-backed securities issued or guaranteed by U.S. Government agencies, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the CMO classes in the order of their respective stated maturities.

         CMO classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest- paying securities. They may also include planned amortization classes ("PAC") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. The Funds will not purchase "residual" CMO interests, which normally exhibit the greatest price volatility.

         CMOs may expose a Fund to more volatility and interest rate risk than other types of mortgage-backed obligations.

REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements with selected brokers-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which the purchaser (i.e., a Fund) purchases a U.S. Government or other high quality short-term debt obligation (the "Obligation") and the seller agrees at the time of sale to repurchase the Obligation at a specified time and price.

         Custody of the Obligation will be maintained by the Fund's custodian or subcustodian. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

         Repurchase agreements pose certain risks for all entities, including the Funds, that utilize them. Such risks are not unique to the Funds but are inherent in repurchase agreements. The Funds seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

         For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

         If in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that the Fund does not have a perfected security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Funds utilize custodians and subcustodians that Boatmen's believes follow customary securities industry practice with respect to repurchase agreements, and Boatmen's analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

         Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the Obligation.

         Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

         Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as illiquid instruments.

         Each Fund may also enter into repurchase agreements with any party deemed creditworthy by Boatmen's including foreign banks and broker-dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which a Fund may purchase.

REVERSE REPURCHASE AGREEMENTS

         At the time a Fund enters into a reverse repurchase agreement (an agreement under which a Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

VARIABLE AND FLOATING RATE INSTRUMENTS

         With respect to the variable and floating rate instruments that may be acquired by the Funds as described in the Prospectuses, Boatmen's will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand.

         In determining a Fund's average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Such instruments which are U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less when purchased by the Fund involved, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

LENDING OF PORTFOLIO SECURITIES

         When a Fund lends its securities, it continues to receive interest on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. Portfolio loans will be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans may include cash, U.S. Government securities, securities of U.S. Government agencies and instrumentalities or an irrevocable letter of credit issued by a bank which meets the investment standards of a Fund for short-term instruments. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

OTHER INVESTMENT COMPANIES

         In seeking to attain its investment objective, each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

         The Pilot Funds has received exemptive relief from the Securities and Exchange Commission to permit each Fund to use cash reserves not invested in portfolio securities to purchase shares of one or more of any existing or future series of the Trust which holds itself out to the public as a money market fund and is subject to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (a "Money Market Fund"), and to permit each Money Market Fund to sell and redeem its shares in transactions with each Fund. Pursuant to this exemptive relief, each Fund may purchase shares of a Money Market Fund without regard to the limits in the preceding paragraph provided the Fund's aggregate investment in Money Market Funds does not exceed 25% of the Fund's total assets. In addition, each Fund's investment in Money Market Funds will be disregarded in determining compliance with the limitations in the preceding paragraph.

         As a shareholder of another investment company, each Fund bears, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears in connection with its own operations.

"STRIPPED SECURITIES"

         Each Fund may purchase stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

         In addition, each Fund may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be full recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

         Although "stripped" securities may not pay interest to holders prior to maturity, federal income tax regulations require a Fund to recognize as interest income a portion of the bond's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in a Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

PARTICIPATION INTERESTS AND TRUST RECEIPTS

         Each Fund may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives a Fund an undivided interest in the security in the proportion that a Fund's participation interest or receipt bears to the total principal amount of the security. As to certain instruments for which a Fund will be able to demand payment, a Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity, or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by a Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of a Fund to obtain repayment could depend on the issuing financial institution.

         Participation interests and trust receipts may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less (as defined by the Securities and Exchange Commission). If a participation interest or trust receipt is unrated, Boatmen's will have determined that the interest or receipt is of comparable quality to those instruments in which the Fund involved may invest pursuant to guidelines approved by the Board of Trustees. For certain participation interests or trust receipts a Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest or trust receipt in the securities involved, plus accrued interest.

OPTIONS ON SECURITIES AND INDICES


         Each Fund may purchase and sell (write) both call and put options listed on a national securities exchange and issued by the Options Clearing Corporation. Diversified Bond Income Fund may also engage in transactions involving over-the-counter or OTC options (options not traded on exchanges). Such options may relate to particular securities or to various indices.


         An option on a security (or index) is a contract that gives the holder of the option, in return for a premium paid, the right to buy from (in the case of a call) or sell to (in the case of a put) the seller ("writer") of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration) or, in the case of some OTC options, by fulfilling the terms of an agreement with the common party permitting the Fund to close out the option. There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

         A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option and will realize a capital loss if it is more. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain, or if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         There are several risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If the Fund were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As a writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

FUTURES CONTRACTS

         Each Fund may enter into futures contracts on securities and futures contracts based on securities indices, which futures are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). Each Fund will do so to hedge against anticipated changes in securities values that would otherwise have an adverse effect upon the value of portfolio securities or upon securities to be acquired. Futures contracts and related options entered into by the Funds will be entered into consistent with CFTC regulations.

         Each Fund may take a "short" position in the futures markets by selling contracts for the future delivery of securities in order to hedge against an anticipated decline in stock prices. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with price-fluctuation characteristics similar to those of its portfolio securities. If, in the opinion of Boatmen's, there is a sufficient degree of correlation between price trends for a Fund's securities and futures contracts based on indices, a Fund may also enter into such futures contracts as part of its hedging strategy. When hedging of this character is successful, any depreciation in the value of a Fund's securities will substantially be offset by appreciation in the value of the futures position. On other occasions a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the purchase of particular securities in the future, but expects the price then available in the securities market to be less favorable than prices that are currently available in the futures markets. Each Fund expects that, in the normal course, it will terminate the long futures position when it makes the anticipated purchase; under unusual market conditions, however, a long futures position may be terminated without the corresponding purchase of securities.

         Futures contracts involve brokerage costs, which may be less than 1% of the contract price, and require parties to the contract to make "margin" deposits to secure performance of the contract. Each Fund will be required to deposit as margin into a segregated custodial account (held subject to the claims of the Fund's futures broker) an amount of cash or liquid securities equal to approximately 2% to 5% of the value of each futures contract. This initial margin is in the nature of a performance bond or good faith deposit on the contract. Each Fund's position in the futures market will be marked-to-market on a daily basis; the Funds may subsequently be required to make "variation" margin payments depending upon whether its futures position declines or rises in value.

         Positions taken in the futures markets are not usually held until the expiration of the contract but, instead, are normally liquidated through offsetting transactions, which may result in a profit or a loss. Nevertheless, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so. A clearing corporation associated with the exchange on which futures contracts are traded assumes responsibility for closing out contracts and guarantees that, if the contract is still open, the sale or purchase of securities will be performed on the settlement date.

         Futures contracts on securities indices do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular futures contract reflect changes in the value of the securities comprising the index on which the futures contract is based. Futures contracts based on securities indices currently are actively traded on the Chicago Board of Trade, the Chicago Mercantile Exchange, the New York Futures Exchange and the Kansas City Board of Trade.

OPTIONS ON FUTURES CONTRACTS

         Each Fund may also purchase and sell (write) call and put options on futures contracts, which options are traded on exchanges that are licensed and regulated by the CFTC. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to buy a futures contract (assume a long position) at a specified exercise price, by exercising the option at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, by exercising the option at any time before the option expires.

         Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the then current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the then current market price of the contract in the futures market. When a person exercises an option and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, his gain will be credited to his futures margin account, while the loss suffered by the writer of the option will be debited to his account. However, as with the trading of futures contracts, most participants in the options markets do not seek to realize their gains or losses by exercising their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

         Options on futures contracts can be used by a Fund to hedge the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But, in contrast to a futures transaction in which only transaction costs are involved, benefits received in an option transaction in the event of a favorable market movement will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, in contrast to the full market risk of a futures position, the Fund will not be subject to a risk of loss on the option transaction beyond the amount of the premium it paid plus its transaction costs. Consequently, the Fund may benefit from an increase in the value of its portfolio that would have been more completely offset if the hedge had been effected through the use of a futures contract.

         If a Fund writes options on futures contracts, it will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will gain the amount of the premium, which may partially offset unfavorable changes in the value of its portfolio securities held in, or to be acquired for, the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received. Such loss may partially offset favorable changes in the value of its portfolio securities.

         A Fund will not purchase or sell (write) options on futures contracts unless, in the opinion of Boatmen's, the market for such options has sufficient liquidity that the risks associated with such options transactions are at acceptable levels.

LIMITATIONS ON USE OF FUTURES TRANSACTIONS AND RISK CONSIDERATIONS

         Each Fund will incur brokerage fees in connection with its futures transactions, and each will be required to deposit and maintain funds with its broker as margin to guarantee performance of its futures obligations. In addition, while futures contracts will be traded to reduce certain risks, futures trading itself entails certain other risks. Thus, while a Fund may benefit from the use of such contracts, unanticipated changes in securities may result in a poorer overall performance from the Fund than if it had not entered into any futures contracts. Some futures contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a fair price and a Fund may lose in excess of the initial margin deposit. Moreover, in the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

         Tax-related requirements may limit the extent to which a Fund may engage in futures and related options transactions. (See "Tax Information.")

RESTRICTED AND OTHER ILLIQUID SECURITIES

         A Fund may purchase securities that are not registered under the Securities Act of 1933 or have some other legal or contractual restrictions on resale in the principal market where the security is traded ("restricted securities"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933. However, a Fund will not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities, unless the Trust's Board of Trustees determines, based upon a continuing review of the trading markets for the specific Rule 144A security, that such restricted security is liquid. The Trustees may adopt guidelines and delegate to Boatmen's the daily function of determining and monitoring liquidity of securities. The Trustees may also delegate to its Valuation Committee valuation decisions. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Because it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Trustees will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

COMBINED TRANSACTIONS

         A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple forward foreign currency exchange contracts and any combination of futures, options and forward foreign currency exchange contracts ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of Boatmen's, it is in the best interest of a Fund to do so and where underlying hedging strategies are permitted by a Fund's investment policies. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions. (See above for the risk characteristics of certain transactions.)

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Options, futures and forward foreign currency contracts that obligate a Fund to provide cash, securities or currencies to complete such transactions will entail that Fund either segregating assets in an account with, or on the books of, the Trust's custodian, or otherwise "covering" the transaction as described below. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or liquid assets sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require that Fund to have portfolio securities that correlate with the index. A put option written by a Fund also will require that Fund to have available assets sufficient to purchase the securities the Fund would be obligated to buy if the put is exercised.

         A forward foreign currency contract that obligates a Fund to provide currencies will require the Fund to hold currencies or liquid assets denominated in a foreign currency which will equal the Fund's obligations. Such a contract requiring the purchase of currencies also requires segregation.

         Unless a segregated account consists of the securities, cash or currencies that are the subject of the obligation, a Fund will hold liquid assets in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. In the case of an index-based transaction, a Fund could own securities substantially replicating the movement of the particular index.

         In the case of a futures contract, a Fund must deposit initial margin and variation margin, as often as daily if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require a Fund to deposit margin to the extent necessary to meet the Fund's commitments.

         In lieu of such assets, such transactions may be covered by other means consistent with applicable regulatory policies. A Fund may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the offsetting transaction must terminate at the time of or after the primary transaction.


                             INVESTMENT RESTRICTIONS


         The Trust, on behalf of each Fund, has adopted fundamental investment restrictions numbered 1 through 12 which may not be changed with respect to a Fund without the approval of the holders of a majority of that Fund's outstanding voting shares. Investment restrictions numbered 13 through 21 are not fundamental policies and may be changed at any time by vote of a majority of the Trustees of the Trust.


         As used in this Statement of Additional Information, with respect to matters required by the provisions of the 1940 Act to be submitted to shareholders, the term "majority of the outstanding shares" of either the Trust or the Fund means the vote of the lesser of: (i) 67% or more of the shares of the Trust or Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or Fund are present or represented by proxy, or
(ii) more than 50% of the outstanding shares of the Trust or Fund.

         As a matter of fundamental policy, each Fund may not:

         (1) Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate and except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

         (2) Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

         (3) Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective(s), policies and limitations may be deemed to be underwriting and except to the extent that it may be deemed an underwriter in connection with the disposition of the Fund's portfolio securities.

         (4) Borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund maintains asset coverage of 300% for all borrowings.

         (5) Issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur and except for shares of the separate classes or series of the Fund provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction.

         (6)      Purchase or sell commodity contracts.

         (7) Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective(s) and policies and may lend portfolio securities.

         Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund, and Pilot Municipal Bond Fund may not:

         (8) Purchase securities of companies for the purpose of exercising control.


         Each Fund may not:


         (9) Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalists or certificates of deposit for any such securities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Trust; except that up to 25% of the value of a Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, (a) a security is considered to be issued by the entity (or entities) whose assets and revenues back the security, and (b) a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.


         Each Municipal Bond Fund may not:


         (10) Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (ii) instruments issued by domestic branches of U.S. banks and (iii) repurchase agreements secured by the instruments described in clauses (i) and (ii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.



         (11) Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or during periods of unusual market conditions. For purposes of this fundamental policy, Municipal Obligations that are subject to federal alternative minimum tax are considered taxable.

         Pilot Diversified Bond Income Fund and the Government Funds may not:

         (12) Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued (as defined with respect to fundamental policy No. 9 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         As a matter of non-fundamental policy, each Fund may not:

         (13) Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         (14) Lend its securities if collateral values are not continuously maintained at no less than 100% by market to market daily.

         (15) Purchase any security while borrowings in excess of 5% of net assets are outstanding.


         (16) Purchase, write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

         (17) Invest in oil, gas or mineral exploration or development programs, or related leases.

         (18) Purchase securities of unseasoned issuers, which, including predecessors, at the time of purchase, have been in operation for less than three years, if the value of the Fund's aggregate investment in such securities will exceed 5% of its total assets.

         (19) Purchase equity securities of issuers that are not readily marketable if the value of a Fund's aggregate investment in such securities will exceed 5% of its total assets.

         (20) Invest more than 5% of its net assets in warrants, valued at lower of cost or market. In addition, the Trust on behalf of each Fund, will not invest more than 2% of its net assets in warrants not listed on the New York or American Stock Exchanges.

         (21) Purchase or sell real estate, or real estate limited partnership interests.


         For purposes of the foregoing limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings on behalf of, a Fund.

                              TRUSTEES AND OFFICERS


         Information pertaining to the Trustees and officers of the Trust is set forth below.



                                                       Principal Occupation(s)
Name and Address               Position(s) with Trust  During Past 5 Years
----------------               ----------------------  -------------------
J. Hord Armstrong, III (55)    Trustee                 Chairman and CEO, D&K
8000 Maryland Avenue                                   Wholesale Drug, Inc., a
Suite 1190                                             distributor of pharmaceutical
St. Louis, Missouri 63105                              products, since 1987.

Lee F. Fetter (43)             Chairman                Chief Operating and Financial
660 S. Euclid, Box 8003                                Officer of Washington University
St. Louis, Missouri 63110                              School of Medicine since 1983.

Henry O. Johnston* (59)        Trustee                 President of Fordyce Four,
9650 Clayton Road                                      Incorporated, a corporation
St. Louis, Missouri 63124                              engaged in the acquisition and
                                                       management of personal
                                                       investments.

L. White Matthews, III (50)    Trustee                 Executive Vice President of
Eighth and Eaton Avenues                               Finance since 1987, Union
Bethlehem, Pennsylvania 18018                          Pacific Corporation, a company
                                                       engaged in transportation,
                                                       exploration and refining of
                                                       hydrocarbons, mining and real
                                                       estate.

Nicholas G. Penniman, IV (58)  Trustee                 Publisher, St. Louis Post-
900 N. Tucker Boulevard                                Dispatch since 1986. Senior Vice
St. Louis, Missouri 63101                              President of Pulitzer Publishing
                                                       Company since 1986.

William J. Tomko (37)          President               Senior Vice President, BISYS
3435 Stelzer Road                                      Fund Services, Inc.
Columbus, Ohio 43219

W. Eugene Spurbeck (40)        Vice President          Manager, BISYS Fund Services,
3435 Stelzer Road                                      Inc.
Columbus, Ohio 43219



----------
       * Mr. Johnston is deemed to be an "interested person" of the Trust for purposes of the 1940 Act by virtue of his ownership of common stock of Boatmen's Bancshares, Inc. ("Bancshares"), Boatmen's parent. Mr. Johnston's interest represents less than one-tenth of one percent of the outstanding shares of Bancshares.

                                                      Principal Occupation(s)
Name and Address              Position(s) with Trust  During Past 5 Years
----------------              ----------------------  -------------------
Martin R. Dean (33)           Treasurer               Manager, Mutual Fund
3435 Stelzer Road                                     Accounting, BISYS Fund
Columbus, Ohio 43219                                  Services, Inc. since May 1994.
                                                      Prior thereto, Senior Manager,
                                                      KPMG Peat Marwick.

George O. Martinez (37)       Secretary               Senior Vice President and
3435 Stelzer Road                                     Director of Legal and Compliance
Columbus, Ohio 43219                                  Services of BISYS Fund
                                                      Services, Inc. since April 1995.
                                                      Prior thereto, Vice President and
                                                      Associate General Counsel of
                                                      Alliance Capital Management,
                                                      L.P.

Sheldon A. Jones (58)         Assistant Secretary     Partner of the law firm of Dechert
Ten Post Office Square South                          Price & Rhoads.
Boston, Massachusetts 02109

Alaina Metz (28)              Assistant Secretary     Employee of BISYS Fund
3435 Stelzer Road                                     Services Limited Partnership
Columbus, Ohio 43219                                  since June 1995; prior thereto,
                                                      supervisor, Alliance Capital
                                                      Management, L.P.

Bruce Treff (30)              Assistant Secretary     Counsel, BISYS Fund Services,
3435 Stelzer Road                                     Inc. since September 1995.  Prior
Columbus, Ohio 43219                                  thereto, Manager, Alliance
                                                      Capital Management, L.P.

         The Agreement and Declaration of Trust of the Trust (the "Trust Agreement") provides that, subject to its provisions, the business of the Trust shall be managed by the Trustees. The Trust Agreement provides that: (a) the Trustees may enter into agreements with other persons to provide for the performance and assumption of various services and duties, including, subject to their general supervision, advisory and administration services and duties, and also including distribution, custodian, transfer and dividend disbursing agency, shareholder servicing and accounting services and duties, (b) a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law, and (c) subject to the preceding clause, the Trustees are not responsible or liable for any neglect or wrongdoing of any officer or any person referred to in clause (a).


         Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and/or may have in the future, transactions with Boatmen's, Boatmen's Bancshares, Inc. ("Bancshares") (Boatmen's parent prior to the January 1997 merger of Bancshares into NationsBank Corporation ("NationsBank")), NationsBank, Kleinwort Benson Investment Management Americas Inc. (investment manager to Pilot International Equity Fund), BISYS and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be ordinary transactions, and that the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms of comparable transactions with other customers.

         Each officer holds comparable positions with certain other investment companies for which BISYS and its affiliates serve as administrator and/or distributor.

         The following table provides information relating to the aggregate compensation to be received by the Trustees from the Registrant for the fiscal year ended August 31, 1996.


                               COMPENSATION TABLE

              (1)              (2)           (3)           (4)             (5)

                                                                       TOTAL COMPEN-
                            AGGREGATE    PENSION OR      ESTIMATED      SATION FROM
                          COMPENSATION   RETIREMENT       ANNUAL       REGISTRANT AND
             NAME OF          FROM      BENEFITS UPON  BENEFITS UPON   FUND COMPLEX
        PERSON, POSITION   REGISTRANT    RETIREMENT     RETIREMENT    PAID TO PERSONS
J. Hord Armstrong, III       $26,000          0             0             $26,000
Lee F. Fetter (Chairman)     $28,000          0             0             $28,000
Henry O. Johnston*           $26,000          0             0             $26,000
L. White Matthews, III       $26,000          0             0             $26,000
Nicholas G. Penniman, IV     $26,000          0             0             $26,000

* "Interested person" of the Funds for purposes of the 1940 Act.

         Each of the Trustees who is not an "interested person" of the Funds for purposes of the 1940 Act (the "non-interested Trustees") is compensated by the Funds for his services as such. The compensation paid to the non-interested Trustees other than the Chairman is $13,000 per year and $2,000 for each Trustee meeting attended. Each of the non-interested Trustees is entitled to reimbursement for out-of-pocket expenses. Compensation paid to the Trustees who are considered interested persons is paid directly by the investment adviser. Trustees' fees during the period ended August 31, 1996 distributed to or accrued for the account of the non-interested Trustees (four persons) amounted to approximately $106,000, which amount represented the total compensation paid by the Funds to the Trustees during that year.


        INVESTMENT ADVISER, ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT

THE ADVISER

         Boatmen's Trust Company, P.O. Box 14737, 100 North Broadway, St. Louis, Missouri 63178-4737, acts as investment adviser to each Fund pursuant to separate Investment Advisory Agreements (the "Advisory Agreements") between the Trust, on behalf of each Fund, and Boatmen's. As adviser, Boatmen's is responsible for the management of each Fund's assets, subject to the supervision of the Trustees of the Trust.


         On August 30, 1996, Bancshares, of which Boatmen's is a wholly-owned subsidiary, and NationsBank announced that they have entered into an agreement pursuant to which Bancshares will merge into NationsBank. The proposed merger, which will take place in January 1997, is subject to a number of conditions, including approval by the appropriate regulatory authorities and by the shareholders of both Bancshares and NationsBank. When the proposed merger is consummated, Boatmen's will become a wholly-owned subsidiary of NationsBank.


         Each Advisory Agreement provides that, subject to Section 36 of the 1940 Act, Boatmen's will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, except liability to the

Trust or its Shareholders to which Boatmen's would otherwise be subject by reason of its willful misfeasance, bad faith or gross negligence in the performance of, or its reckless disregard of, its obligations and duties under the Agreement. Each Agreement provides that the Trust will indemnify Boatmen's against certain liabilities, including liabilities under the Federal securities laws, or, in lieu thereof, contribute to resulting losses.


         As compensation for the services rendered to the Trust by Boatmen's as investment adviser, and the assumption by Boatmen's of the expenses related thereto, Boatmen's is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .55 of 1% of the average daily net assets of each of Pilot Diversified Bond Income Fund, Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund. Boatmen's has made additional voluntary undertakings to waive their fees. For the periods ended August 31, 1996 and August 31, 1995, respectively, Boatman's received advisory fees (net of waivers) in the amounts of $717,666, $555,098, $832,165 and $761,069, and
$340,310, $415,164, $547,737, and $498,166 for Pilot Intermediate U.S.
Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund, respectively. For the same periods, Boatmen's waived fees and reimbursed expenses in the amounts of $410,522, $215,525, $312,402 and $170,236, and $215,601, $155,704,
$225,063, and $109,745 for the same respective Funds. Pilot Diversified Bond Income Fund commenced operations on October 21, 1996.


         In connection with the foregoing services, Boatmen's bears all costs incurred by it in connection with the performance of its duties, other than the cost (including taxes and brokerage commission, if any) of securities purchased for each Fund.

         The Trust is responsible for all expenses incurred by the Funds, other than those expressly borne by Boatmen's, the Distributor, BISYS and the Transfer Agent under the Advisory, Distribution, Administration or Transfer Agency Agreements. Such expenses include, without limitation, the fees payable to Boatmen's, BISYS and the Transfer Agent, fees and expenses incurred in connection with membership in investment company organizations, the fees and expenses of the Trust's custodian and fund accounting agent, brokerage fees and commissions, any portfolio losses, filing fees for the registration or qualification of Trust shares under federal or state securities laws, expenses of the organization of the Trust, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing and tax fees and expenses, expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees and extraordinary expenses incurred by the Trust.


         The Advisory Agreements for the Funds were approved by the Trustees, including the "non-interested" Trustees, on October 22, 1996 and by the shareholders of each Fund on December 18, 1996, except for shareholders of Pilot Diversified Bond Income Fund, who approved their Fund's Advisory Agreement on December 20, 1996. Each Advisory Agreement will remain in effect until May 31, 1997 and will continue in effect thereafter only if such continuance is specifically approved at least annually: (1) by the vote of a majority of the outstanding shares of each Fund (as defined under "Investment Restrictions") or by the Trustees of the Trust, and by the vote of a majority of the "non-interested" Trustees. Each Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding Shares of the Fund affected thereby (as defined under "Investment Restrictions") on 60 days' written notice to Boatmen's, and by Boatmen's on 60 days' written notice to the Trust.


         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Boatmen's is a state-chartered trust company. Boatmen's believes that it may perform the services contemplated by its agreement with the Trust without violation of such banking laws or regulations, which are applicable to it. It should be noted, however, that future changes in either Federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Boatmen's from continuing to perform such services for the Trust.

         Should future legislative, judicial or administrative action prohibit or restrict the activities of Boatmen's in connection with the provision of services on behalf of the Trust, the Trust might be required to alter materially or discontinue its arrangements with Boatmen's and change its method of operations. It is not anticipated, however, that any change in the Trust's method of operations would affect the net asset value per share of any Fund or result in a financial loss to any shareholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing shares of an open-end investment company were relaxed, the Trust expects that Boatmen's would consider the possibility of offering to provide some or all of the services now provided by BISYS and the Distributor. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Boatmen's might offer to provide services for consideration by the Trustees.

THE ADMINISTRATOR

         BISYS, a wholly-owned subsidiary of The BISYS Group, Inc., which has its principal offices at 3435 Stelzer Road, Columbus, Ohio 43219, provides administrative services for the Funds as described in their Prospectuses pursuant to an Administration Agreement dated as of June 1, 1996. The Agreement will continue in effect with respect to each Fund until June 1, 1997 and thereafter will be automatically extended as to a particular Fund for successive periods of one year, provided that such continuance is specifically approved:
(a) by a vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of such Fund (as defined under "Investment Restrictions"). The Agreement is terminable by the Board of Trustees of the Trust with regard to any Fund, without the payment of any penalty, at any time if for cause. "Cause" shall mean a material breach by BISYS of its obligations under the Agreement which shall not have been cured within 60 days after the date on which BISYS shall have received written notice setting forth in detail the facts alleged to give rise to the breach.


         For its services under the Administration Agreement, BISYS is entitled to receive an administration fee from the Trust, which is calculated based on the net assets of all investment portfolios of the Trust combined. Under the Administration Agreement, each Fund pays its pro rata share of an annual fee to BISYS, computed daily and payable monthly, of .115 of 1% of the Trust's average net assets up to $1.5 billion, .110 of 1% of the Trust's average net assets on the next $1.5 billion, and .1075 of 1% of the Trust's average net assets in excess of $3 billion. From time to time, BISYS may voluntarily waive fees or reimburse the Trust for expenses. For the period ended August 31, 1996, BISYS voluntarily waived fees in the amounts of $10,698, $22,148, $10,387 and $20,332, for Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund, respectively; and for the period ended August 31, 1995, Concord Holding Corporation, an affiliate of BISYS and the Trust's former Administrator, voluntarily waived fees in the amounts of $84,789, $103,393, $103,532, and $100,185 for the same respective Funds. Pilot Diversified Bond Income Fund commenced operations on October 21, 1996.


         BISYS will bear all expenses in connection with the performance of its services under the Administration Agreement for the Trust with the exception of fees for certain fund accounting services which are borne by the Funds.

         The Administration Agreement provides that BISYS shall not be liable for any error of judgment or mistake of law or any loss suffered by any Fund in connection with the matters to which the Agreement relates except a loss resulting from willful misfeasance, bad faith or negligence in the performance of BISYS' duties or from the reckless disregard by BISYS of its obligations and duties thereunder.

THE DISTRIBUTOR

         Pilot Funds Distributors Inc. (referred to as the "Distributor"), is a registered broker-dealer and a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219.

         The Distribution Agreement with the Distributor will continue in effect with respect to each Fund until June 1, 1997 and thereafter will be automatically extended for successive terms of one year, provided that such continuance is specifically approved: (a) by a majority of those members of the Board of Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of any plan that has been adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act ("Plan") or in any agreement entered into in connection with such plans ("Disinterested Trustees"), pursuant to a vote cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust (as defined under "Investment Restrictions"). The Agreement is terminable by the Trust at any time with regard to any class of its shares, without the payment of any penalty, by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities of such class (as defined under "Investment Restrictions") on 60 days' written notice to the Distributor, or by the Distributor at any time, without payment of any penalty, on 60 days' written notice to the Trust. For the Funds' fiscal periods ended August 31, 1996 and August 31, 1995, respectively, Pilot Funds Distributors, Inc. received $143,860 and $6,349 in underwriting commissions and retained $0 and $0.

THE TRANSFER AGENT

         BISYS Fund Services, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' transfer agent and dividend disbursing agent. Under its Transfer Agency Agreement with the Trust, the Transfer Agent, has undertaken with the Trust to: (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, or monthly statements in lieu thereof, as well as certain other statements, (iii) provide certain information to the Trust's custodian and any relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For the fiscal year ended August 31, 1996, the Transfer Agent received a fee of $294,880 in its capacity as transfer agent. For the fiscal year September 1, 1994 through August 31, 1995, Primary Funds Service Corp., the Fund's former transfer agent, received a fee of $178,800 for its services as transfer agent.


                             PORTFOLIO TRANSACTIONS

         As investment adviser, Boatmen's is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing orders for portfolio securities of a Fund, Boatmen's is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Boatmen's will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, Boatmen's will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

         While Boatmen's generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, Boatmen's will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, Boatmen's, or its other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by Boatmen's in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund; and the services furnished by such brokers may be used by Boatmen's in providing investment advisory and investment management services for the Trust.

         Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees of the Trust.

         In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of Boatmen's. Investment decisions for each Fund and for Boatmen's other clients are made with a view toward achieving their respective investment objectives. It may happen that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more client when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce superior executions for the Funds.

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. For the fiscal years ended August 31, 1996 and August 31, 1995, respectively, the portfolio turnover rates for the Funds were 73%, 87%, 12%, and 18%, and 87%, 132%,

8% and 10% for Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund, respectively. Pilot Diversified Bond Income Fund commenced operations on October 21, 1996.


         For the fiscal years ended August 31, 1996 and August 31, 1995, respectively, the brokerage commissions paid by the Funds were as follows:


                                                         Total Amount of     Brokerage
                           Total       Total Brokerage   Transactions on    Commissions
                         Brokerage       Commissions          Which       Paid to Brokers
                        Commissions  Paid to Affiliated    Commissions       Providing
                           Paid          Persons (1)      Were Paid (2)       Research
                           ----          -----------      -------------       --------
Intermediate U.S.
Government
Securities Fund
     - 1996                 $0               $0                $0                $0
     - 1995                 $0               $0                $0                $0

Intermediate Municipal
Bond Fund
     - 1996                 $0               $0                $0                $0
     - 1995                 $0               $0                $0                $0

Municipal Bond Fund
     - 1996                 $0               $0                $0                $0
     - 1995                 $0               $0                $0                $0


(1)      Percentage of total commissions paid.

(2) Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.


         Pilot Diversified Bond Income Fund commenced operations on October 21, 1996.




                                 NET ASSET VALUE

         The net asset value per Share of each Fund is determined by the Funds' custodian at 3:00 p.m., Central time (4:00 p.m., Eastern time), on each Business Day as defined in the Prospectuses. In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees of the Trust will reconsider the time at which net asset value is computed. In addition, each Trust may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the Securities and Exchange Commission or its staff.

         Portfolio securities of each Fund are valued as follows: (a) securities that are traded on any U.S. or foreign stock exchange or the National Association of Securities Dealers NASDAQ System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ prior to the Trust's valuation time; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked price and securities traded on a foreign exchange will be valued at the official bid price; (b) over-the-counter stocks not quoted on NASDAQ are valued at the last sale price prior to the Trust's valuation time or, if no sale occurs, at the mean between the last bid and asked price; (c) debt securities are valued by a pricing service selected by Boatmen's and approved by the Trustees of the Trust, which prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by Boatmen's to be representative of market values at the Trust's valuation time; (d) options and futures contracts are valued at the last sale price on the market prior to the Trust's valuation time where any such option or futures contract is principally traded; (e) forward foreign currency exchange contracts are valued at their respective current fair market values supplied by a dealer in such contracts prior to the Trust's valuation time determined on the basis of prices supplied by a dealer in such contracts; and (f) all other securities and other assets, including debt securities, for which prices are supplied by a pricing agent but are not deemed by Boatmen's to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotation is available, are valued at fair value as determined in good faith pursuant to procedures established by the Trustees of the Trust, including use of a Valuation Committee. Money market instruments held by a Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method.

         Portfolio securities traded on more than one United States national securities exchange or foreign securities exchange are valued at the last sale price on each business day prior to the Trust's valuation time on the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the rates of such currencies against U.S. dollars last quoted by any major bank between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees of the Trust.

         Trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is normally completed well before the close of business on each business day of the Trust. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in the United States. Furthermore, trading takes place in various foreign markets on days which are not business days in the United States and on days on which a Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the Trust's valuation time will not be reflected in a Fund's calculation of net asset values unless Boatmen's deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

         The proceeds received by the Funds and each additional portfolio established by the Trustees of the Trust for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities of such Fund and a share of the general liabilities of the Trust. Expenses with respect to the Funds are generally allocated in proportion to the net asset values of the respective portfolios except where allocations of direct expenses can otherwise be fairly made. In addition, certain distribution and service fees will be borne exclusively by the class to which they relate.


              MATTERS RELATING TO CLASS A SHARES AND CLASS B SHARES

         As distributor, the Distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of printing and distributing all sales literature. The Distributor is entitled to the payment of a front-end sales charge on the sale of Class A Shares of the Funds as described in the Prospectus for such Shares. The Distributor is also entitled to the payment of a contingent deferred sales charge upon redemption of Class B Shares of the Funds as described in the Prospectus for such Shares.

         The Distributor is also entitled to payment by the Trust for distribution in addition to the sales charges described in the Prospectuses. Under the Trust's Distribution Plan for Class A Shares, the Trust pays fees for the provision of services by Service Organizations (which may include the Distributor itself), persons ("Clients") for whom the Service Organization is the dealer of record or holder of record or with whom the Service Organization has a servicing relationship. Under the Trust's Distribution Plan for Class B Shares of the Funds, the Trust may pay the Distributor for (a) expenses incurred in connection with advertising and marketing shares of the Funds, including but not limited to any advertising or marketing via radio, television, newspapers, magazines, telemarketing or direct mail solicitations; (b) fees for services rendered with respect to Class B Shares similar to those services described above with respect to Class A Shares; (c) expenses incurred in preparing, printing and distributing Prospectuses (except those used for regulatory purposes or for distribution to existing shareholders) and in implementing and operating the Distribution Plan; and (d) interest on amounts expended by the Distributor that are not immediately repaid by the Trust (to the extent approved by the Board of Trustees and permitted by published positions of the Securities and Exchange Commission).

         Services provided by Service Organizations pursuant to the Distribution Plans may include, among other things: (i) establishing and maintaining accounts and records relating to Clients that beneficially own Class A or Class B Shares;
(ii) processing dividend and distribution payments on behalf of Clients; (iii) providing information periodically to Clients regarding their Share positions;
(iv) arranging for bank wires; (v) responding to Client inquiries concerning their investments in Shares; (vi) providing the information to the Funds necessary for accounting or subaccounting; (vii) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (viii) assisting in processing exchange and redemption requests from Clients; (ix) assisting Clients in changing dividend options, account designations and addresses; and (x) providing other similar services.

         The Distribution Plan for Class A Shares provides that the Distributor is entitled to receive distribution payments on a monthly basis at an annual rate not exceeding .25% of the average daily net assets during such month of the outstanding Shares to which a particular Plan relates. If in any month the Distributor expends or is due more monies than can be immediately paid due to this percentage limitation, the unpaid amount is carried forward from month to month while the Distribution Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitation. Conversely, if in any month the Distributor does not expend the entire amount then available under a Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment. However, any unpaid amounts or credits due under a Distribution Plan may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

         The Distribution Plan for Class B Shares provides that the Distributor is entitled to receive distribution payments on a monthly basis at an annual rate not exceeding 1.00% of the average daily net assets during such month of the outstanding Shares to which such Plan relates. Not more than 0.25% of such net assets will be used to compensate Service Organizations for personal services provided to Class B Shareholders and/or the maintenance of such shareholders' accounts and not more than .75% of such net assets will be used for promotional and other primary distribution activities.

         Payments made out of or charged against the assets of a particular class of Shares of a particular Fund must be in payment for expenses incurred on behalf of that class. (The Distribution Plans permit, however, joint distribution financing by the Funds or other investment portfolios or companies that are affiliated persons of the Funds, affiliated persons of such a person, or affiliated persons of the Distributor, in accordance with applicable regulations of the Securities and Exchange Commission.)

         Payments for distribution expenses under a particular Distribution Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. Payments under the Distribution Plans are also subject to the conditions imposed by Rule 18f-3 under the 1940 Act and a Rule 18f-3 Multiple Class Plan which has been adopted by the Trustees of the Trust for the benefit of the Fund. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of [Trust] shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the Plans provide that a report of the amounts expended under the respective Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The Distribution Plans for Class A Shares and Class B Shares provide that they may not be amended to increase materially the costs which Class A or Class B Shares of the Fund may bear for distribution pursuant to the respective Distribution Plans without shareholder approval, and both Plans provide that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan being amended or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Disinterested Trustees"). In addition, as long as the Distribution Plans for the respective Share classes are in effect, the nomination of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) must be committed to the non-interested Trustees.

         The Board of Trustees of the Trust has concluded that there is a reasonable likelihood that the respective Plans will benefit the Funds and Class A and Class B Shareholders, respectively. The Plans are subject to annual re-approval by a majority of the Disinterested Trustees of the Trust and are terminable at any time with respect to any Fund by a vote of a majority of such Trustees or, with respect to the Distribution Plans, by vote of the holders of a majority of the applicable Shares of the Fund involved. Any agreement entered into pursuant to the respective Distribution Plans with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Disinterested Trustees, by vote of the holders of a majority of the applicable Shares of such Fund, by the Distributor or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

         Banks may act as Service Organizations and receive payments under the Distribution Plans as described. The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail himself or herself of any automatic investment or other services than being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of these occurrences.

         The Trust understands that Boatmen's and its affiliates and/or some Service Organizations may charge their clients a direct fee for services in connection with their investments in the Funds. These fees would be in addition to any amounts which might be received under the respective Plans. Small, inactive long-term accounts involving such additional charges may not be in the best interest of shareholders.


         Parties received payment from the Fund under their respective Distribution Plan for the following distribution services: Promoting the Fund and maintaining customer relations to increase assets, development and production of sales materials needed to assist the broker/dealers in their selling efforts and responding to various customer inquiries about performance information, prospectus requests and general questions about the Fund. Payments made by the Funds under their Distribution Plan for the fiscal year ended August 31, 1996 were:

                                           Class A  Class B
                                           -------  -------
         Intermediate U.S. Government      $1,811   $  ---
                  Securities Fund
         U.S. Government Securities Fund   $  816   $7,222
         Intermediate Municipal Bond Fund  $  884   $  ---
         Municipal Bond Fund               $2,213   $7,906

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         As described in the Prospectuses for such Shares, Class A Shares and Class B Shares may be purchased directly from the Distributor or by Clients of certain financial institutions such as broker-dealers that have entered into selling and/or servicing agreements with the Distributor ("Service Organizations"). Pilot Shares may be purchased by Boatmen's and its affiliates acting on behalf of themselves and persons maintaining qualified accounts at such institutions, as described in the Prospectus for such Shares. Individuals may not purchase Pilot Shares directly. Boatmen's and its affiliates and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Trust and described in the Prospectuses. Depending on the terms of the particular account, these entities may charge their customers fees for automatic investment, redemption and other services. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Boatmen's and its affiliates and Service Organizations are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of shares prior to such purchase.

         Purchase orders will be effected only on business days. Persons wishing to purchase shares through their accounts at a Service Organization (for Class A Shares and Class B Shares, or at Boatmen's or its affiliates (for Pilot Shares), should contact such entity directly for appropriate instructions.

         Class A Shares of each Fund are sold with a front-end sales charge. As described in the Prospectus for Class A Shares of the Funds, a front-end sales charge will not be imposed on certain types of transactions and/or investors (provided the status of the investment is explained at the time of investment). These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

         Class B Shares of each of the Funds are sold without a front-end sales charge, but are subject to a contingent deferred sales charge. As described in the Prospectus for Class B Shares, the contingent deferred sales charge is not charged on certain types of redemptions. You must explain the status of your redemption at the time you redeem your shares in order to receive the sales charge exemption.

         Boatmen's and/or the Distributor may charge certain fees for acting as Custodian for IRAs or 401k retirement plans, payment of which could require the liquidation of shares. Consult the appropriate form for a description of these fees. Purchases for IRA accounts or 401k retirement plans will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds.

SUPPLEMENTARY REDEMPTION INFORMATION

         An investor whose shares are purchased through accounts at Boatmen's or its affiliates or a Service Organization may redeem all or part of his or her shares in accordance with instructions pertaining to such accounts. Shares in a Fund for which orders placed by Boatmen's or its affiliates, a Service Organization or individual investor for wire redemption are received on a business day before the close of regular trading hours on the New York Stock Exchange (currently 3:00 p.m. Central time) will be redeemed as of the close of regular trading on such Exchange and the proceeds of redemption (less any applicable contingent deferred sales charge) will normally be wired in federal funds on the next business day to the commercial bank specified by the individual investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent), or to the Service Organization through which the investment was made. To qualify to use the wire redemption privilege with the Trust, the payment for shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Shares in the Funds for which orders for wire redemption are received by the Trust after the close of regular trading hours on the New York Stock Exchange or on a non-business day will be redeemed as of the close of regular trading on such Exchange on the next day on which shares of the particular Fund are priced and the proceeds (less any applicable contingent deferred sales charge) will normally be wired in federal funds on the next business day thereafter. Redemption proceeds (less any applicable contingent deferred sales charge) will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

         To change the commercial bank or account designated to receive redemption proceeds from Class A Shares or Class B Shares a written request must be sent to The Pilot Funds, c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219. Such request must be signed by each shareholder, with each signature guaranteed as described in the Funds' Prospectuses. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature.

         For processing redemptions or to change wiring instructions with the Trust, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

EXCHANGE PRIVILEGE

         The Trust offers an exchange privilege whereby investors may exchange all or part of their Class A Shares for Class A Shares of other portfolios of the Trust; Class B Shares for Class B Shares of the other Funds; and Pilot Shares for Pilot Shares of the other Funds and the other investment portfolios of the Trust. By use of this exchange privilege, the investor authorizes the Transfer Agent to act on telephonic or written exchange instructions from any person representing himself or herself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time subject to applicable regulatory restrictions. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his or her basis in such shares at the time of the transaction.

         Exchange transactions described in Paragraphs A, B and C below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction. Paragraphs A, B and C relate only to whether a front-end sales charge will be imposed, not to whether a particular exchange transaction is permissible or impermissible.

A. Class A Shares, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a front-end sales charge for Class A Shares of any non-money market investment portfolio of the Trust.

B. Shares of any investment portfolio of the Trust acquired by a previous exchange transaction involving shares on which a front-end sales charge has directly or indirectly been paid (e.g., Class A Shares issued in connection with an exchange transaction involving Class A Shares), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a front-end sales charge for Class A Shares of any other non-money market investment portfolio of the Trust. To accomplish an exchange transaction under the provisions of this Paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

C. Class A Shares of any non-money market portfolio acquired in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with Boatmen's or its affiliates may be exchanged without a front-end sales charge for Class A Shares of any non-money market investment portfolio of the Trust.

         Class B Shares acquired pursuant to an exchange transaction will continue to be subject to a contingent deferred sales charge. However, Class B Shares may be exchanged for other Class B Shares without the payment of a contingent deferred sales charge at the time of exchange. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Class B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange.

         In addition, as described in the Prospectuses, under certain circumstances exchange transactions between Class A Shares and Pilot Shares in the same Fund may be permitted without the payment of a front-end sales charge.

         Except as stated above, a front-end sales charge will be imposed when shares of any investment portfolio of the Trust that were purchased or otherwise acquired without a front-end sales charge are exchanged for shares of a non-money market investment portfolio of the Trust subject to such a front-end charge.

         Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolios from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

RIGHT OF ACCUMULATION AND STATEMENT OF INTENTION

         For the purpose of applying the Right of Accumulation or Statement of Intention privileges available to certain Class A Share investors in the Funds as described in the Prospectus, the scale of sales charges applies to purchases of Class A Shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children; or a trustee or other fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) although more than one beneficiary is involved; or "a qualified group" which has been organized for the purpose of buying redeemable securities of a registered investment company at a discount, provided that the purchases are made through a central administrator or a single dealer, or by other means which result in economy of sales effort or expense. A "qualified group" must have more than 10 members, must be available to arrange for group meetings between representatives of the Funds and the members, and must be able to arrange for mailings to members at reduced or no cost to the Distributor.

MISCELLANEOUS

         Certificates for shares will not be issued.


         With respect to the Funds, a "business day" is a day on which the New York Stock Exchange is open for trading, and includes Martin Luther King, Jr. Day, Columbus Day and Veterans Day. The scheduled 1997 holidays on which the New York Stock Exchange is closed are: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted by applicable rules and regulations of the Securities and Exchange Commission, (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the shareholders of the Funds, or (iv) at any other time when the Funds may, under applicable laws and regulations, suspend payment on the redemption of its shares. The Trust may also suspend or postpone the recordation of the transfer of its shares under any of the foregoing circumstances.

         The Trust reserves the right to require a shareholder to redeem involuntarily shares in an account (other than an IRA or Qualified Retirement Plan account) if the balance held of record by the shareholder drops below $1,000 and such shareholder does not increase such balance to $1,000 or more upon 30 days' notice. The Trust will not require a shareholder to redeem shares of a Fund if the balance held of record by the shareholder is less than $1,000 solely because of a decline in the net asset value of the Fund's shares or because the shareholder has made an initial investment in a lower amount as provided for in the Funds' Prospectuses. The Trust may also redeem shares involuntarily if such redemption is appropriate to carry out the Trust's responsibilities under the 1940 Act.

         The Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds' Prospectuses from time to time.

IN KIND PURCHASES

         Payment for shares of a Fund may, in the discretion of Boatmen's, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment, contact Boatmen's. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

REDEMPTIONS IN KIND

         If the Board of Trustees determines that conditions exist which make payment of redemptions proceeds wholly in cash unwise or undesirable, the Trust may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. Each Fund may commit that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.


                      CALCULATION OF PERFORMANCE QUOTATIONS

         From time to time, the yields and the total returns of the Funds may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information with respect to the Funds is generally available by calling (800) 71-PILOT. Yields and total returns as reported in the following publications may be used to compare the performance of the Funds or any one of them to that of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds: Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal.

         From time to time, the Funds may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.

         In addition, in such communication, Boatmen's may offer opinions on current economic conditions.

YIELD CALCULATION

         The yields for the respective share classes of a Fund are calculated separately by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share (including the maximum front-end sales charge of 4.50% for Class A Shares (4.00% for Pilot Diversified Bond Income Fund, Pilot Intermediate Government Securities and Pilot Intermediate Municipal Bond Funds)) on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period with respect to a particular class is based on the average daily number of shares outstanding in the class during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that class minus expenses accrued for the period attributable to the class, net of reimbursements. This calculation can be expressed as follows:

                         a-b
        Yield  =  2 [ ( ---- +  1)(6) - 1].
                         cd

Where:        a =   dividends and interest earned during the period.
              b =   expenses accrued for the period (net of reimbursements).
              c =   the average daily number of shares outstanding during the
                    period that were entitled to receive dividends.
              d =   maximum offering price per share on the last day of the
                    period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security.

         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter.

         The 30-day yield for each Fund as of August 31, 1996 was as follows:

                                        Class A Shares  Class B Shares  Pilot Shares
Pilot U.S. Government Securities Fund        5.26%          4.68%          5.76%
Pilot Intermediate U.S. Government           5.27%           N/A           5.74%
Securities Fund
Pilot Municipal Bond Fund                    4.37%          3.82%          4.83%
Pilot Intermediate Municipal Bond Fund       3.53%           N/A           3.93%


         The "tax-equivalent" yield of each Municipal Bond Fund for a particular share class is computed by (a) dividing the portion of the Fund's yield for a particular class (calculated as above) that is exempt from federal income taxes by one minus a stated federal income tax rate; and (b) adding the quotient to that portion, if any, of such yield that is not exempt from federal income tax.

         The tax-equivalent yield for each Fund as of August 31, 1996 was as follows:

                                        Class A Shares  Class B Shares  Pilot Shares
Pilot Municipal Bond Fund                   7.24%           6.34%           8.00%
Pilot Intermediate Municipal Bond Fund      5.88%            N/A            6.51%


TOTAL RETURN CALCULATIONS

         Each Fund computes its average annual total return separately for its separate share classes by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                  ERV
         T  =  [ (----) 1/n  - 1]
                  P

         Where: T = average annual total return.

              ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                P = hypothetical initial payment of $1,000.

                n = period covered by the computation, expressed in terms of years.

         Each Fund computes its aggregate total returns separately for its separate share classes by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. The formula for calculating aggregate total return is as follows:

                                      ERV
         aggregate total return  = [( ---- - 1)].
                                      P

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, a Fund's average annual total return and aggregate total return quotations reflect the deduction of the maximum front-end sales charge in connection with the purchase of Class A Shares and the deduction of any applicable contingent deferred sales charge with respect to Class B Shares.

         Each Fund may also advertise total return data without reflecting sales charges in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect such sales charges will, of course, be higher than quotations that do.

         Unlike bank deposits or other investments that pay a fixed yield or return for a stated period of time, the return for a Fund will fluctuate from time to time and does not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions, as well as the expenses allocated to each Fund. The return of a Fund may not be readily comparable to other investment alternatives because of differences in the foregoing variables and the methods used to value portfolio securities, compute expenses and calculate return.

         Average annual total return, aggregate total return, yield and tax equivalent yield are calculated separately for Pilot Shares, Class A Shares and Class B Shares. Pilot Shares, Class A Shares and Class B Shares are subject to different fees and expenses and may have different performance for the same period.

         The aggregate total return for each of the Funds since its inception as of August 31, 1996 was as follows:

                                        Class A Shares  Class B Shares  Pilot Shares
Pilot U.S. Government Securities Fund       9.11%          15.01%          22.11%
Pilot Intermediate U.S. Government          8.38%            N/A           14.10%
Securities Fund
Pilot Municipal Bond Fund                   7.05%          10.34%          18.10%
Pilot Intermediate Municipal Bond Fund      9.29%            N/A           12.91%

         For the fiscal year ended August 31, 1996, the one-year average annual total return for each of the Funds was as follows:

                                         Class A Shares  Class B Shares  Pilot Shares
Pilot U.S. Government Securities Fund       (1.23%)         (1.80%)         3.46%
Pilot Intermediate U.S. Government          (0.85%)           N/A           3.52%
Securities Fund
Pilot Municipal Bond Fund                    0.53%          (0.18%)         5.44%
Pilot Intermediate Municipal Bond Fund      (0.71%)           N/A           3.43%


         For the fiscal year ended August 31, 1996, the average annual total return since inception of the Funds was as follows:

                                        Class A Shares  Class B Shares  Pilot Shares
Pilot U.S. Government Securities Fund       5.73%           8.05%          11.63%
Pilot Intermediate U.S. Government          4.86%            N/A           7.53%
Securities Fund
Pilot Municipal Bond Fund                   4.45%           6.04%          9.59%
Pilot Intermediate Municipal Bond Fund      5.10%            N/A           6.91%



                                 TAX INFORMATION

         Each Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification does not involve supervision of management or investment practices by any governmental agency or bureau.

         In order to qualify as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (such as gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its annual gross income from the sale or other disposition of: (i) stock or securities, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or foreign currency options, futures or forward contracts) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities), held less than three months (the "30% Limitation"); and (c) diversify its holdings so that, at the end of each quarter of its taxable year:
(i) at least 50% of the market value of the Fund's total assets is represented by cash and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer.

         Each Fund, as a regulated investment company, generally should not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are distributed to Shareholders in any taxable year, provided that the Fund distributes at least 90% of its investment company taxable income and its net tax-exempt interest income, if any, each taxable year. In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not taking into account any capital gains or loss) for such year, at least 98% of the excess of its capital gains over its capital losses (adjusted for certain ordinary losses) computed on the basis of the one-year period ending on October 31 of such year, and any ordinary income and capital gains for previous years that were not distributed during those years. A distribution, including an "exempt-interest dividend," will be treated as having been paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.


         The Trust intends that the Municipal Bond Funds will each qualify under the Code to pay "exempt- interest dividends" to their respective shareholders. A Municipal Bond Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from federal income tax. To the extent that dividends distributed by a Fund to each of its shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from the gross income of the shareholders for federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total income is large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. It should also be noted that tax-exempt interest on private activity bonds in which each of the Municipal Bond Funds may invest generally is treated as a tax preference item for purposes of the alternative minimum tax for corporate and individual shareholders. Each Municipal Bond Fund will inform its respective shareholders annually as to the portion of the distributions from the Fund which constituted "exempt-interest dividends."


         Dividends paid out of a Fund's investment company taxable income will be treated as ordinary income in the hands of shareholders. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may qualify for the corporate dividends-received deduction. Distributions of net capital gains, if any, which are designated as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders, and are not eligible for the corporate dividends-received deduction. Net capital gains for a taxable year are computed by taking into account any capital loss carry-forward of a Fund.

         Distributions of investment company taxable income and net capital gains will be taxable as described above, whether received in additional shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis in each share so received equal to the net asset value of such share on the reinvestment date.

         Investments by a Fund in zero coupon securities (other than tax-exempt zero coupon securities) will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which a Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Similarly, investments in tax-exempt zero coupon securities will result in a Fund accruing tax-exempt income each year that the securities are held, even though the Fund receives no cash payments of tax-exempt interest. This tax-exempt income is included in determining the amount of net tax-exempt interest income which a Fund must distribute to maintain its status as a regulated investment company.


         Gain derived by a Fund from the disposition of any market discount bonds, including tax-exempt market discount bonds, held by the Fund will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.


         The taxation of equity options and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options, futures contracts and forward contracts in which a Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to its shareholders.

         Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle position.

         Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a Fund that did not engage in such hedging transactions.

         The 30% Limitation and the diversification requirements applicable to each Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and forward contracts.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables, or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.


         Each Fund which invests in foreign equity securities may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, under proposed regulations a Fund would be able to elect to mark to market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and any resulting loss would not be recognized.


         Any gain or loss realized by a shareholder upon the sale or other disposition of shares, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares in each of the Municipal Bond Funds with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholders for less than six months.

         Under the Code, a shareholder may not deduct that portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends (such as the shares of each of the Municipal Bond Funds) which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends (excluding net capital gain dividends) received by the shareholder. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered to be used to purchase or carry particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to such purchase.

         Each Fund which invests in foreign securities may be subject to foreign withholding taxes on its investments in such securities. These taxes may be reduced under the terms of applicable tax treaties, and each Fund intends to satisfy any procedural requirements to qualify for benefits under these treaties. In the unlikely event that more than 50% of the value of its total assets at the close of a taxable year is composed of stock or securities of foreign corporations, a Fund may make an election under Code Section 853 to permit its shareholders (subject to limitations) to claim a credit or deduction on their federal income tax returns for their pro rata portion of qualified taxes paid by that Fund in foreign countries. In the event such an election is made, shareholders would be required to include their pro rata portion of such taxes in gross income and may be entitled to claim a foreign tax credit or deduction for the taxes, subject to certain limitations under the

Code. Shareholders who are precluded from taking such credits or deductions will nevertheless be taxed on their pro rata share of the foreign taxes included in their gross income, unless they are otherwise exempt from federal income taxes. It is not expected, however, that more than 50% of any Fund's total assets will consist of stock or securities of foreign corporations and, consequently, it is not expected that shareholders will be eligible to claim a foreign tax credit or deduction with respect to foreign taxes paid by any Fund.

         Each Fund will be required to report to the Internal Revenue Services (the "IRS") all taxable distributions (except in the case of certain exempt shareholders). Under the backup withholding provisions of Code Section 3406, all such distributions may be subject to withholding of federal income tax at the rate of 31%. This tax generally would be withheld if: (a) the payee fails to furnish a Fund with the payee's taxpayer identification number ("TIN") under penalties of perjury, (b) the IRS notifies a Fund that the TIN furnished by the payee is incorrect, (c) the IRS notifies a Fund that the payee has failed to properly report interest or dividend income to the IRS, or (d) when required to do so, the payee fails to certify under penalties of perjury that it is not subject to backup withholding. An individual's TIN is his or her social security number. The Trust may refuse to accept an application that does not contain any required TIN or certification that the number provided is correct. If the withholding provisions are applicable, any distributions, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax consequences of an investment in a Fund.

         The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable U.S. income tax treaty) on certain distributions.

STATE AND LOCAL

         The Funds may be subject to state or local taxes in jurisdictions in which the Funds may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Trust and its shareholders under such laws may differ from their treatment under Federal income tax laws. Also, an investment in the Funds may have different tax consequences for shareholders than would a direct investment in the securities held by the Funds. Shareholders should consult their own tax advisers concerning these matters. For example, in such states or localities, it may be appropriate for shareholders to review with their tax advisers the state income tax consequences of investment by the Funds in securities issued or guaranteed as to principal and interest by the U.S. Government or its various agencies or instrumentalities, portfolio repurchase agreements, and securities loans.

         In certain states, distributions made by each of the Municipal Bond Funds which are derived from interest on obligations of that state or any municipality or political subdivision thereof may be exempt from taxation.

         Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Persons who may be "substantial users" or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing units of the Municipal Bond Funds. The term "substantial user" generally includes any "non-exempt person" who regularly uses in his or her trade or business a part of a facility financed by industrial development bonds. Generally, an individual will not be a "related person" of a substantial user under the Code unless the person or his or her immediate family owns directly or indirectly in the aggregate more than a 50% equity interest in the substantial user.


                         ORGANIZATION AND CAPITALIZATION

         The Trust is a Massachusetts business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 15, 1982, as amended (the "Declaration of Trust") under the name Centerland Fund. On June 1, 1994, the name of the Trust was changed to The Pilot Funds. Each shareholder is deemed to have expressly assented and agreed to the terms of the Declaration of Trust and is deemed to be a party thereto. The authorized capital of the Trust consists of an unlimited number of units of beneficial interest which are referred to as "shares" in this Statement of Additional Information. The Trustees have authority under the Declaration of Trust to create and classify shares of beneficial interest in separate series ("Funds") without further action by shareholders. The Trustees have established fourteen Funds, five of which are offered herein and known as Pilot Diversified Bond Income Fund, Pilot Intermediate U.S. Government Securities Fund, Pilot U.S. Government Securities Fund, Pilot Intermediate Municipal Bond Fund and Pilot Municipal Bond Fund. Each share of each Fund has a par value of $.001. It represents an equal proportionate interest in that Fund with each other share, and is entitled to such distributions out of the income belonging to the Fund as are declared by the Trustees. Upon the liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund available for distribution. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series or Fund of shares into one or more classes. The Trustees have authorized the issuance of three classes of each of the Funds: Pilot Shares, Class A Shares and Class B Shares.

         Except as noted above with respect to the Distribution Plans for Class A Shares and Class B Shares, shares of the Funds bear the same types of ongoing expenses with respect to the Fund to which they belong. In addition, Class A Shares are subject to a front-end sales charge and Class B Shares are subject to a contingent deferred sales charge as described in the Prospectuses. The Classes also have different exchange privileges, and Class B Shares are subject to conversion as described in the Prospectus for those shares. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Trust's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder, except that Class A Shares of a particular Fund will be solely responsible for that Fund's payments pursuant to the Distribution Plan for those Shares and Class B Shares of a particular Fund will be solely responsible for that Fund's payments pursuant to the Distribution Plan for those shares.

         Each Pilot Share, Class A Share and Class B Share is entitled to one vote. Fractional shares are entitled to proportionate fractional votes. Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Class A Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to such Fund's Distribution Plan for Class A Shares and only Class B Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to such Fund's Distribution Plan for Class B Shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Trust, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to particular investment portfolios.

         Shares have neither cumulative voting rights nor any preemptive rights and only such conversion and exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and nonassessable, except as expressly set forth below.

         The Trust Agreement provides for shareholder voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of the Trustee or successor thereto, and until the election and qualification of his successor, if any, elected at that meeting, or until the Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

         As of the date of this Statement of Additional Information, the Trustees and officers of the Trust owned beneficially less than 1% of the outstanding shares of the Funds.

SHAREHOLDER AND TRUSTEE LIABILITY

         The Trust is an entity of the type commonly known as a "Massachusetts business trust," which is the form in which many mutual funds are organized. Shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against a shareholder for any act or obligation of the Trust, and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is not material.

         The Declaration of Trust provides that the Trustees of the Trust shall not be liable for any action taken by them in good faith, and that they shall be fully protected in relying in good faith upon the records of the Trust and upon reports made to the Trust by persons selected in good faith by the Trustees as qualified to make such reports. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust provides that the Trust will indemnify Trustees and officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Trust, unless it is determined, in the manner provided in the Declaration of Trust, that they have not acted in good faith in the reasonable belief that, in the case of conduct in their official capacity with the Trust, their conduct was in the best interests of the Trust and that, in all other cases, their conduct was at least not opposed to the best interest of the Trust (and that, in the case of any criminal proceeding, they had no reasonable cause to believe that the conduct was unlawful). However, nothing in the Declaration of Trust or the By-Laws protects or indemnifies Trustees or officers against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

         No series of the Trust is liable for the liabilities or obligations of any other series of the Trust.

                                    CUSTODIAN

         Boatmen's Trust Company, 100 North Broadway, St. Louis, Missouri 63178-4737 is the custodian of the Funds' assets.


                       INDEPENDENT ACCOUNTANTS AND COUNSEL

         Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Funds. In addition to providing audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns and provides consultation and assistance on accounting, internal control and related matters.

         Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, serves as general counsel to the Trust.


                                  MISCELLANEOUS


         Based on holdings and total shares outstanding as of October 23, 1996, the following persons would own beneficially or of record 5% or more of the outstanding shares as indicated in the table below:

                                         Class and Amount of  Percentage of
                                         Shares Owned and     Total Outstanding
Name and Address                         Type of Ownership    Shares
PILOT U.S. GOVERNMENT SECURITIES FUND
Sovers Charitable Trust                    1,354,427.662         9.67%
c/o Boatmen's Trust Company                Pilot Class
100 North Broadway                         (Beneficial)
St. Louis, Missouri 63178

PILOT DIVERSIFIED BOND INCOME FUND
Boatmen's Bancshares Ret. Pl.              912,282.777           7.36%
100 North Broadway                         Pilot Class
St. Louis, Missouri 63178                  (Beneficial)

PILOT MUNICIPAL BOND FUND
Boatmen's Trust Company                    1,403,775.186         7.72%
100 North Broadway                         Pilot Class
St. Louis, Missouri 63178                  (Beneficial)

PILOT DIVERSIFIED BOND INCOME FUND
BOAT & CO                                  10,813,760.610        86.9%
Boatmen's Trust CO                         Pilot Class
P.O. Box 14737                             (Record)
St. Louis, Missouri 63178-0409

PILOT INTERMEDIATE U.S. GOV'T.
SECURITIES FUND
CNOM & CO                                  16,196,705.154       70.29%
Boatmen's Trust CO                         Pilot Class
P.O. Box 500409                            (Record)
St. Louis, Missouri 63150-0409

RODAC & CO                              6,381,353.057   27.69%
Boatmen's Trust CO                      Pilot Class
P.O. Box 500409                         (Record)
St. Louis, Missouri 63150-0409

PILOT U.S. GOV'T. SECURITIES FUND
CNOM & CO                               13,189,238.371  95.64%
Boatmen's Trust CO                      Pilot Class
P.O. Box 500409                         (Record)
St. Louis, Missouri 63150-0409

PILOT INTERMEDIATE MUNICIPAL BOND FUND
CNOM & CO                               17,121,146.921  81.81%
Boatmen's Trust CO                      Pilot Class
P.O. Box 500409                         (Record)
St. Louis, Missouri 63150-0409

RODAC & CO                              3,489,316.573   16.67%
Boatmen's Trust CO                      Pilot Class
P.O. Box 500409                         (Record)
St. Louis, Missouri 63150-0409

PILOT MUNICIPAL BOND FUND
CNOM & CO                               17,017,835.999  94.81%
Boatmen's Trust CO                      Pilot Class
P.O. Box 500409                         (Record)
St. Louis, Missouri 63150-0409


Nature of Ownership. Except with respect to certain defined benefit plans sponsored by Boatmen's and its affiliates, (a) none of Boatmen's, or any of its affiliates has any economic interest in any of the shares held of record by them and (b) all such shares are held by them for the benefit of others in a trust, agency or other fiduciary or representative capacity.

                                    APPENDIX

                      DESCRIPTION OF SECURITIES RATINGS(1)

MOODY'S INVESTORS SERVICE, INC.

         Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than with Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers, 1, 2, and 3 in the Aa, A and Baa categories. The modifier 1 indicates that the security ranks in the higher end of the applicable category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the category.

         Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). The distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are upper most in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

         MIG-1--Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

         MIG-2--Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well-established.



----------
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Funds' taxable year ends.

         A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met. VMIG-1, VMIG-2 and VMIG-3 ratings carry the same definitions as MIG-1, MIG-2 and MIG-3, respectively.

STANDARD & POOR'S CORPORATION(2)

         AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. This rating indicates an extremely strong capacity to pay and interest and repay principal.

         AA: Debt rated AA also has a very strong capacity to pay interest and repay principal, and in the majority of instances it differs from AAA issues only in small degree. The ratings in AA may be modified by the addition of a plus ("+") or minus ("-") sign to show relative standing within the major rating categories.

         A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Municipal notes issued since July 29, 1984 are rated "SP-1," "SP-2," and "SP-3." The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus ("+") sign is added to those issues determined to possess overwhelming safe characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest, while an SP-3 designation indicates speculative capacity to pay principal and interest.

DUFF & PHELPS

         AAA: Instruments rated AAA are of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA+, AA, AA-: Instruments bearing these designations are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-: Protection factors for instruments bearing these designations are average but adequate. However, risk factors are more variable and greater in period of economic stress.

         BBB+, BBB, BBB-: Protection factors for instruments bearing these designations are below average but still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

         Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured Financings are also rated on this scale.



----------
(2) Rates all governmental bodies having $1,000,000 or more of debt outstanding, unless adequate information is not available.

FITCH INVESTORS SERVICE, INC.

         AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

         A: Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB: Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefor impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus ("+") and minus ("-") signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used within the "AAA" category. Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evaluating," where ratings may be raised or lowered. FitchAlert is relatively short-term and should be resolved within 12 months.

IBCA, INC.

         AAA: Obligations rated AAA are obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are likely to increase investment risk significantly.

         AA: Obligations rated AA are obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A: Obligations rated A are obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic, or financial conditions may lead to increased investment risk.

         BBB: Obligations rated BBB are obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

         "+" or "-" may be appended to denote relative status within major rating categories. Rating Watch highlights an emerging situation which may materially affect the profile of a rated corporation.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICES, INC.

         P-1: Issuers have a superior capacity for repayment of short-term promissory obligations. Prime-1 or P-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well-established industries.

         High rates of return on funds employed.

         Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         Well-established access to a range of financial markets and assured sources of alternate liquidity.

         P-2: Issuers have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         P-3: Issuers have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION

         A-1: Standard & Poor's Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus ("+") sign designation.

         A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

DUFF & PHELPS

         DUFF 1 PLUS: These instruments bear the highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         DUFF 1: These instruments bear very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

         DUFF 1 MINUS: These instruments bear high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         DUFF 2: These instruments bear good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         DUFF 3: These instruments bear satisfactory liquidity and other protection factors which qualify an issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

FITCH INVESTORS SERVICE, INC.

         F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

         F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

IBCA, INC.

         A1+: Obligations supported by the highest capacity for timely repayment.

         A1: Obligations supported by a very strong capacity for timely repayment.

         A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

         B1: Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

         "+" or "-" may be appended to denote relative status within major rating categories. Rating Watch highlights an emerging situation which may materially affect the profile of a rated corporation.


                                 THE PILOT FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 1996
                                   (UNAUDITED)

                                                                        DIVERSIFIED
                                                                        BOND INCOME                GROWTH
                                                                            FUND                    FUND
                                                                        ------------             ------------


ASSETS:
Investments, at value (Cost $121,610,370 and $43,006,302,
     respectively)                                                   $   124,613,605          $    53,812,030
Repurchase agreements, at cost                                                63,498                   42,817
                                                                     ---------------          ---------------
                                                                         124,677,103               53,854,847
Interest and dividend receivable                                           1,547,604                   66,669
Receivable for capital shares sold                                            68,426                      124
Prepaid expenses                                                              53,036                   50,298
                                                                     ---------------          ---------------
          Total Assets                                                   126,346,169               53,971,938
                                                                     ---------------          ---------------
LIABILITIES:
Dividends payable                                                            587,496                   15,976
Payable for investments purchased                                               --                     11,473
Accrued expenses and other payables:
     Investment advisory fees                                                 50,055                   29,067
     Administration fees                                                      11,329                    4,727
     Transfer agent fees                                                       5,752                    3,763
     Legal and audit fees                                                     21,151                   10,342
     Printing costs                                                           15,763                    5,774
     Other                                                                    12,236                    5,906
                                                                     ---------------          ---------------
          Total Liabilities                                                  703,782                   87,028
                                                                     ---------------          ---------------
NET ASSETS                                                           $   125,642,387          $    53,884,910
                                                                     ---------------          ---------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
     SHARE ($1.00 PAR VALUE, UNLIMITED NUMBER OF SHARES
     AUTHORIZED):

PILOT SHARES:
Net assets                                                           $   125,409,529          $    53,798,752
Shares of beneficial interest issued and outstanding                      12,314,943                5,260,946
Net asset value                                                      $         10.18          $         10.23

CLASS A SHARES:
Net assets                                                           $       156,756          $        22,859
Shares of beneficial interest issued and outstanding                          15,386                    2,235
Net asset value                                                      $         10.19          $         10.23
Sales Charge----4.50% of offering price                              $          0.48          $          0.48
Maximum Offering Price                                               $         10.67          $         10.71

CLASS B SHARES:
Net assets                                                           $        76,102          $        63,299
Shares of beneficial interest issued and outstanding                           7,473                    6,196
Net asset value                                                      $         10.18          $         10.22

COMPOSITION OF NET ASSETS:
Capital                                                              $   122,230,628          $    41,787,418
Undistributed net investment income                                             --                     10,840
Net unrealized appreciation from investments                               3,003,235               10,805,728
Accumulated undistributed net realized gains
     from investment transactions                                            408,524                1,280,924
                                                                     ---------------          ---------------
          Net Assets                                                 $   125,642,387          $    53,884,910
                                                                     ===============          ===============

See notes to financial statements.

                                 THE PILOT FUNDS
                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED NOVEMBER, 1996 (a)
                                   (UNAUDITED)


                                                                             DIVERSIFIED
                                                                                 BOND                  GROWTH
                                                                                 FUND                   FUND
                                                                          ----------------         -------------

INVESTMENT INCOME:
Interest income                                                           $        893,248         $        --
Dividend income                                                                       --                  85,531
                                                                          ----------------         -------------
       Total Income                                                                893,248                85,531
                                                                          ----------------         -------------
EXPENSES:
Investment advisory fees                                                            66,161                50,887
Administration fees                                                                 15,469                 6,439
Custodian and accounting fees                                                        6,282                 2,466
Distribution expenses (Class A Shares)                                                --                       3
Distribution expenses (Class B Shares)                                                --                      31
Audit fees                                                                           2,706                 3,526
Trustees' fees and expenses                                                            779                   328
Transfer agent fees                                                                  2,870                 1,517
Registration and filing fees                                                         6,478                 6,478
Printing costs                                                                        --                     656
Other                                                                                  573                   368
                                                                          ----------------         -------------

       Total expenses before expenses voluntarily reduced                          101,318                72,699

       Expenses voluntarily reduced                                                 (9,979)              (13,984)
                                                                          ----------------         -------------
       Total Expenses                                                               91,339                58,715
                                                                          ----------------         -------------
Net Investment Income                                                              801,909                26,816
                                                                          ----------------         -------------

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions                                    408,524             1,280,924
Net change in unrealized appreciation (depreciation) from investments            1,857,764              (116,517)
                                                                          ----------------         -------------
Net realized/unrealized gains from investments                                   2,266,288             1,164,407
                                                                          ----------------         -------------
Change in net assets resulting
       from operations                                                    $      3,068,197         $   1,191,223
                                                                          ================         =============

(a) for the period October 21, 1996 (commencement of operations) to November 30, 1996.

See notes to financial statements.

                                 THE PILOT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                   FOR THE PERIOD ENDED NOVEMBER 30, 1996 (a)
                                  (UNAUDITED)
                                                         DIVERSIFIED BOND
                                                           INCOME FUND                   GROWTH FUND
                                                           -------------                -------------

FROM INVESTMENT ACTIVITIES:
OPERATIONS:
     Net investment income                               $       801,909               $       26,816
     Net realized gains from investment
           transactions                                          408,524                    1,280,924
     Net change in unrealized appreciation
            (depreciation) from investments                    1,857,764                     (116,517)
                                                         ---------------               --------------
Change in net assets
     resulting from operations                                 3,068,197                    1,191,223
                                                         ---------------               --------------
DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income
           Pilot Shares                                         (801,743)                     (15,972)
           Class A Shares                                            (72)                          (4)
           Class B Shares                                            (94)                        --
                                                         ---------------               --------------
Total Distributions to Shareholders                             (801,909)                     (15,976)
                                                         ---------------               --------------
PORTFOLIO SHARE TRANSACTIONS:
     Proceeds from shares issued                             135,395,210                   55,635,902
     Dividends reinvested                                        187,582                         --
     Cost of shares redeemed                                 (12,206,693)                  (2,926,239)
                                                         ---------------               --------------
Net increase in net assets
     from Portfolio share transactions                       123,376,099                   52,709,663
                                                         ---------------               --------------
Total Increase                                               125,642,387                   53,884,910
NET ASSETS:
     Beginning of period                                            --                           --
                                                         ---------------               --------------
     End of period                                       $   125,642,387               $   53,884,910
                                                         ===============               ==============

SHARE TRANSACTIONS:
     Issued                                                   13,535,946                    5,565,768
     Reinvested                                                   18,646                         --
     Redeemed                                                 (1,216,790)                    (296,391)
                                                         ---------------               --------------
Change in shares                                              12,337,802                    5,269,377
                                                         ===============               ==============

(a) For the period October 21, 1996 (commencement of operations) to November 30, 1996.

See notes to financial statements.

THE PILOT FUNDS

--------------------------------------------------------------------------------

Notes to Financial Statements
November 30, 1996 (Unaudited)

--------------------------------------------------------------------------------

1. GENERAL

The Pilot Growth Fund and Pilot Diversified Bond Income Fund are separate portfolios (individually, a "Portfolio"; collectively, the "Portfolios") of The Pilot Funds (the "Fund"). The Fund is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Both of the Portfolios are diversified. The Fund currently offers fourteen Portfolios. The accompanying financial statements are those of the two Portfolios only.

The Portfolios each offer three classes of shares: Pilot Shares, Class A Shares, and Class B Shares. Each class of shares is substantially the same, except that Class A Shares and Class B Shares bear the fees payable under the Fund's Distribution Plan.

The Fund entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") with FUNDS IV Trust ("FUNDS IV"), a Massachusetts business trust. The agreement contemplates that each of six investment portfolios of FUNDS IV will transfer substantially all of the assets and liabilities of FUNDS IV to a corresponding Portfolio of the Fund. The Board of Trustees of FUNDS IV and the FUNDS IV shareholders, at a special shareholder meeting held September 17, 1996, each approved the Reorganization Agreement which became effective October 21, 1996. Pursuant to the Reorganization Agreement, the Aggressive Stock Appreciation Fund of FUNDS IV transferred substantially all of its assets and liabilities to the Pilot Growth Fund; and the Bond Income Fund and Intermediate Bond Income Fund of FUNDS IV transferred substantially all of their assets and liabilities to the Pilot Diversified Bond Income Fund. All such transfers were in exchange for Pilot Shares of each respective Portfolio.

The Growth Fund seeks to provide long-term capital growth through investments primarily in equity securities, and the Diversified Bond Income Fund seeks current income consistent with preservation of capital by investing primarily in debt securities.

Boatmen's Trust Company ("Boatmen's") serves as the Fund's investment adviser and custodian. BISYS Fund Services Limited Partnership ("BISYS") serves as the Fund's administrator and Pilot Funds Distributor Inc. (the "Distributor"), an affiliate of BISYS, serves as the distributor of the Fund's shares. BISYS is a wholly-owned subsidiary of The BISYS Group, Inc.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Investment Valuation

Portfolio securities are valued as follows: (a) securities that are traded on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ prior to the Portfolio's valuation time; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked price and securities traded on a foreign exchange will be valued at the official bid price; (b) over-the-counter stocks not quoted on NASDAQ are valued at the last sale price prior to the Portfolio's valuation time or, if no sale occurs, at the mean between the last bid and asked price; (c) debt securities are valued by a pricing service selected by Boatmen's and approved by the Trustees of the Fund; these prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by Boatmen's to be representative of market values at the Portfolio's valuation time; and (d) all other securities and assets, for which quotations supplied are not representative of current market values or for which quotations are not readily available, are valued at fair value as determined in good faith pursuant to procedures established by the Trustees of the Fund. Money market instruments held by a Portfolio with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

B. Repurchase Agreements

The custodian for the Portfolios and other banks acting in a subcustodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, is not less than 102% of the repurchase price, including accrued interest. In the event of the seller's default of the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

C. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses from sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums on investments, is accrued daily. Investment income of each Portfolio is allocated to the separate classes of shares based upon their relative net assets.

D. Dividends to Shareholders

Dividends of Growth Fund are declared monthly and paid monthly and dividends of Diversified Bond Income Fund are declared daily and paid monthly. Distributions of net realized gains, if any, will be paid at least annually. However, to the extent that net realized gains of a Portfolio can be offset by capital loss carryovers, such gains will not be distributed. Dividends and distributions are recorded by the Portfolios on the ex-dividend date.

E. Federal Taxes

It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its shareholders. Accordingly, no federal tax provisions are required.

F. Organizational Expenses

Costs incurred by the Fund in connection with its organization and registration of shares have been deferred and are amortized using the straight line method over a period not to exceed five years from the commencement of the public offering of shares of the Portfolios.

G. Expenses

Expenses incurred by the Fund that do not specifically relate to an individual portfolio of the Fund are allocated to the portfolios based on each portfolio's relative net assets. The expenses of each Portfolio (other than expenses incurred pursuant to the Distribution Plans) are allocated to the separate classes of shares based upon their relative net assets.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

A. Advisory Agreement

Boatmen's is the investment adviser for each Portfolio pursuant to separate Investment Advisory Agreements and is responsible for managing the investment operations of the Portfolios. For its services, Boatmen's is entitled to a fee, accrued daily and paid monthly, at an annual rate equal to 0.75% of the average daily net assets of the Growth Fund and 0.55% of the Diversified Bond Income Fund. For the period ended November 30, 1996, Boatmen's voluntarily waived a portion of its fees as investment adviser. The fee waivers were $13,984 for the Growth Fund and $9,979 for the Diversified Bond Income Fund for the period from October 21, 1996 (commencement of operations) to November 30, 1996.

B. Administration Agreement

The Portfolios have entered into an Administration Agreement with BISYS. Pursuant to the terms of this agreement, BISYS is responsible for assisting in all aspects of the operations of each of the Portfolios. For its services, BISYS is entitled to a fee, accrued daily and paid monthly, at an annual rate of 0.115% of the first $1.5 billion of the aggregate average net assets of all of the portfolios constituting the Fund, plus 0.11% of the next $1.5 billion of such assets, plus 0.1075% of such assets in excess of $3.0 billion. BISYS may voluntarily waive a portion of its fees; however, for the period ended November 30, 1996, BISYS did not voluntarily waive any fees as administrator.

C. Distribution Agreements

The Portfolios adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act for its Class A and Class B Shares. Under these Plans, the Distributor receives payments for distribution and support services. The Distribution Plan for Class A Shares authorizes payments to the Distributor and service organizations for personal services provided to Class A shareholders and/or the maintenance of shareholder accounts.

Payments under the Distribution Plan for Class A Shares may not exceed 0.25% (on an annual basis) of the average daily net assets of the shares to which such Plan relates. If more money is due the Distributor than it can collect in any month because of this limitation, the unpaid amount may be carried forward until it can be paid. Similarly, if in any month the Distributor does not expend the entire amount to which it would otherwise be entitled, this amount may be used as a credit and drawn upon to permit the payment of expenses in the future. Neither of these amounts, however, is payable beyond the fiscal year in which they accrue.

Distribution payments under the Distribution Plan for Class B Shares may not exceed 1.00% (on an annual basis) of the average daily net assets of the Class B Shares. Not more than 0.25% of such value will be used to compensate service organizations for personal services provided to Class B shareholders and/or the maintenance of shareholder accounts. Not more than 0.75% of such value will be paid to the Distributor as reimbursement for commissions and transaction fees as well as expenses related to other promotional and distribution activities.

Actual distribution expenses paid by the Distributor with respect to Class B Shares for any given year may exceed the distribution fees and contingent deferred sales charges received with respect to those Shares. These excess expenses may be reimbursed by a Portfolio or its Class B Shareholders out of contingent deferred sales charges and distribution payments in future years as long as the Distribution Plan for Class B Shares is in effect.

D. Transfer Agent Agreement

BISYS Fund Services, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of The BISYS Group, Inc. is the transfer agent for all classes of the Portfolios. The Portfolios incurred fees and expenses in total of $4,387 for the transfer agent services provided.

E. Custodian Agreement

Boatmen's is the custodian responsible for holding the investments purchased by the Portfolios. In connection with the Custodian Agreement with Boatmen's, the Portfolios incurred expenses in total of $2,788.

4. SECURITIES TRANSACTIONS

For the period from October 21, 1996 (commencement of operations) to November 30, 1996, the cost of purchases and the proceeds from sales of maturities of portfolio securities (excluding short-term investments) were $10,595,102 and $13,127,478 for the Growth Fund and $35,864,428 and $40,492,473 for the
Diversified Bond Income Fund, respectively.

At November 30, 1996, the cost of each Portfolio's securities for federal income tax purposes was substantially the same as for financial reporting purposes. Accordingly, the Portfolios had the following amounts of unrealized appreciation and depreciation:


                                             Appreciation   Depreciation     Net
                                             ------------   ------------     ---

          Growth Fund                        $11,237,719      ($431,991)   $10,805,728
          Diversified Bond Income Fund       $ 3,122,363      ($119,128)    $3,003,235



5.   CAPITAL SHARE TRANSACTIONS

     Transactions in capital shares for the period ended November 30, 1996 were as follows:

                                                                                            DIVERSIFIED                   GROWTH
                                                                                           BOND FUND (a)                 FUND (a)
                                                                                         -----------------           --------------
                                                                                            (UNAUDITED)                 (UNAUDITED)
CAPITAL TRANSACTIONS:
PILOT SHARES:
     Proceeds from shares issued ................................................              135,158,447               55,552,140
     Dividends reinvested .......................................................                  187,578                     --
     Shares redeemed ............................................................              (12,201,879)              (2,926,161)
                                                                                         -----------------           --------------
       Change in net assets from Pilot share transactions .......................              123,144,146               52,625,979
                                                                                         =================           ==============

CLASS A:
     Proceeds from shares issued ................................................                  160,923                   22,323
     Dividends reinvested .......................................................                        2                     --
     Shares redeemed ............................................................                   (4,814)                     (78)
                                                                                         -----------------          ---------------
       Change in net assets from Class A share transactions .....................                  156,111                   22,245
                                                                                         =================          ===============

CLASS B:
     Proceeds from shares issued ................................................                   75,840                   61,439
     Dividends reinvested .......................................................                        2                     --
     Shares redeemed ............................................................                     --                       --
                                                                                         -----------------          ---------------
       Change in net assets from Class B share transactions .....................                   75,842                   61,439
                                                                                         =================          ===============

SHARE TRANSACTIONS:
PILOT SHARES:
     Issued .....................................................................               13,512,610                5,557,337
     Reinvested .................................................................                   18,646                     --
     Redeemed ...................................................................               (1,216,314)                (296,391)
                                                                                         -----------------          ---------------
       Change in Pilot Shares ...................................................               12,314,942                5,260,946
                                                                                         =================          ===============

CLASS A:
     Issued .....................................................................                   15,863                    2,235
     Reinvested .................................................................                     --                       --
     Redeemed ...................................................................                     (477)                    --
                                                                                         -----------------          ---------------
       Change in Class A Shares .................................................                   15,386                    2,235
                                                                                         =================          ===============

CLASS B:
     Issued .....................................................................                    7,473                    6,197
     Reinvested .................................................................                     --                       --
     Redeemed ...................................................................                     --                       --
                                                                                        ------------------          ---------------
       Change in Class B Shares .................................................                    7,473                    6,197
                                                                                        ==================          ===============

     ---------
    (a) For the period October 21, 1996 (commencement of operations) to November 30, 1996.


 See notes to financial statements.



                                                         THE PILOT FUNDS
                                                       Financial Highlights
                                             For the Period Ended November 30, 1996 *
                                                           (Unaudited)

                                                       Diversified Bond Income Fund                      Growth Fund
                                               ----------------------------------------     ------------------------------------
                                                  Pilot          Class A       Class B        Pilot       Class A       Class B
                                               ---------       ----------    ----------     --------     ----------    ---------
 NET ASSET VALUE, BEGINNING OF PERIOD          $   10.00       $    10.00    $    10.00     $   10.00    $    10.00    $   10.00
                                               ---------       ----------    ----------     ---------    ----------    ---------
 Investment Activities
     Net investment income                          0.06             0.06          0.06            --           --            --
     Net realized and unrealized gains (losses)
        from investments                            0.18             0.19          0.18          0.23          0.23         0.22
                                               ---------       ----------    ----------     ---------    ----------    ---------
     Total from Investment Activities               0.24             0.25          0.24          0.23          0.23         0.22
                                               ---------       ----------    ----------     ---------    ----------    ---------
 Distributions
     Net investment income                         (0.06)           (0.06)        (0.06)           --           --            --
     Net realized gains                               --               --            --            --           --            --
                                               ---------       ----------    ----------     ---------    ---------     ---------
     Total Distributions                           (0.06)           (0.06)        (0.06)           --           --            --
                                               ---------       ----------    ----------     ---------    ---------     ---------
 NET ASSET VALUE, END OF PERIOD                $   10.18       $    10.19    $    10.18     $   10.23    $   10.23     $   10.22
                                               =========       ==========    ==========     =========    =========     =========
 Total Return (b)                                  2.45%(b)         2.54%(b)      2.44%(b)      2.33%(b)     2.32%(b)      2.20%(b)

 RATIOS/SUPPLEMENTARY DATA:
     Net Assets at end of period (000)         $ 125,410       $      157    $       76     $  53,799    $      23     $      63
     Ratio of expenses to
       average net assets                          0.65%(a)         0.33%(a)      0.46%(a)      1.00%(a)     1.20%(a)      1.96%(a)
     Ratio of net investment income (loss)
       to average net assets                       5.70%(a)         2.94%(a)      3.89%(a)      0.46%(a)     0.37%(a)     -0.58%(a)
     Ratio of expenses to
       average net assets**                        0.72%(a)         0.84%(a)      0.71%(a)      1.24%(a)     1.75%(a)      2.46%(a)
     Ratio of net investment income (loss)
       to average net assets**                     5.63%(a)         2.43%(a)      3.64%(a)      0.22%(a)    -0.18%(a)     -1.08%(a)

 Portfolio Turnover (c)                           30.26%           30.26%        30.26%        20.30%       20.30%        20.30%

 Average commission rate paid (d)                                                           $  0.0014     $  0.0014      $  0.0014

 ______________

 * For the period October 21, 1996 (commencement of operations) to November 30, 1996.

 **  During the period, certain fees were voluntarily reduced.
     If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

 (a)  Annualized.

 (b)  Total return excludes sales charges of Class A Shares and Class B Shares, would have been lower had certain expenses not been reduced during the periods presented, and is not annualized.

 (c)  Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

 (d)  Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Portfolio for which commissions were charged.




See notes to financial statements.

                                 THE PILOT FUNDS
                                3435 Stelzer Road
                              Columbus, Ohio 43219

--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION

                                 January 2, 1997

                 PILOT SHARES, CLASS A SHARES AND CLASS B SHARES


--------------------------------------------------------------------------------

         The Pilot Funds (the "Trust") is an open-end, management investment company (or mutual fund) consisting of fourteen portfolios, four of which portfolios (the "Funds") are offered hereby. The Funds are:

         Pilot Growth and Income Fund;

         Pilot Equity Income Fund;

         Pilot Growth Fund; and


         Pilot Small Capitalization Equity Fund.


         Boatmen's Trust Company ("Boatmen's") serves as the investment adviser to each Fund. Pilot Funds Distributors, Inc. serves as each Fund's distributor, and its affiliate, BISYS Fund Services L.P. ("BISYS"), serves as each Fund's administrator.


         This Statement of Additional Information is not a Prospectus, should be read in conjunction with the Prospectuses dated January 2, 1997 with respect to Pilot Shares, Class A Shares and Class B Shares of the Funds and is incorporated by reference in its entirety into such Prospectuses. Because this Statement of Additional Information is not itself a Prospectus, no investment in Pilot Shares, Class A Shares or Class B Shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectuses may be obtained without charge by writing to Pilot Funds Distributors, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                TABLE OF CONTENTS



                                                                           Page
                                                                           ----

Investment Policies And Practices Of The Funds.............................B - 3
Investment Restrictions....................................................B -16
Trustees And Officers......................................................B -19
Investment Adviser, Administrator, Distributor And Transfer Agent..........B -21

Portfolio Transactions.....................................................B -24
Net Asset Value............................................................B -26
Matters Relating to Class A Shares and Class B Shares......................B -27
Additional Purchase and Redemption Information.............................B -30
Calculation Of Performance Quotations......................................B -33
Tax Information............................................................B -37
Organization And Capitalization............................................B -41
Custodian..................................................................B -43
Independent Accountants And Counsel........................................B -43
Miscellaneous..............................................................B -43

Appendix...................................................................A - 1

Financial Statements.......................................................F - 1

                 INVESTMENT POLICIES AND PRACTICES OF THE FUNDS


         The following discussion elaborates on the description of each Fund's investment policies and practices contained in the Prospectuses. Except as set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder consent.


U.S. GOVERNMENT OBLIGATIONS

         Each Fund may invest in U.S. Government obligations. Examples of the types of U.S. Government obligations that may be held by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. If such participations are illiquid they will not be purchased.

         U.S. Government obligations include principal and interest components of securities issued or guaranteed by the U.S. Treasury if the components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities may also be acquired in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities.

CUSTODIAL RECEIPTS

         Each Fund may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" and "Certificates of Accrual on Treasury Securities." Although custodial receipts are not considered U.S. Government securities, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Custodial receipts will be treated as illiquid securities.

CORPORATE DEBT SECURITIES

         Each Fund may invest in corporate debt securities of domestic issuers of all types and maturities, such as bonds, debentures, notes and commercial paper. Corporate debt securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenue, sales or profits; or the purchase of common stock or warrants in a unit transaction (where corporate debt obligations and common stock are offered as a unit). Each Fund may also invest in corporate debt securities of foreign issuers.

U.S. AND FOREIGN BANK OBLIGATIONS

         These obligations include negotiable certificates of deposit, banker's acceptances and fixed time deposits. Each Fund limits its investments in domestic bank obligations to banks having total assets in excess of $1 billion and subject to regulation by the U.S. Government. Each Fund may also invest in certificates of deposit issued by members of the Federal Deposit Insurance Corporation ("FDIC") having total assets of less than $1 billion, provided that the Fund will at no time own more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully covered by FDIC insurance) of any one of those issuers. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by a Fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposit to a third party.

         Each Fund limits its investments in foreign bank obligations (i.e., obligations of foreign branches and subsidiaries of domestic banks, and domestic and foreign branches and agencies of foreign banks) to obligations of banks which at the time of investment are branches or subsidiaries of domestic banks which meet the criteria in the preceding paragraphs or are branches or agencies of foreign banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of Boatmen's, pursuant to criteria established by the Board of Trustees of the Trust, are of an investment quality comparable to obligations of domestic banks which may be purchased by a Fund. These obligations may be general obligations of the parent bank in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. Each Fund also limits its investments in foreign bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, The Netherlands, Italy and Switzerland), Scandinavia (Denmark and Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Each Fund will limit its investment in securities of foreign banks to not more than 20% of total assets at the time of investment subject to any other applicable limitations with respect to investments in foreign securities.

         Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the total assets of the Fund.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS

         Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment or delayed settlement basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date on which the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment and delayed settlement transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

         A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment or delayed settlement basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions.

         When a Fund purchases securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian or subcustodian will maintain in a segregated account liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment or delayed settlement transaction to sell portfolio securities subject to such commitment, the custodian or subcustodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed settlements.

CONVERTIBLE SECURITIES


         The Funds may invest in convertible securities, such as bonds, notes, debentures, preferred stocks and other securities that may be converted into common stock. All convertible securities purchased by Growth and Income and Equity Income Funds will be rated at least investment grade by an NRSRO or, if unrated, determined by Boatmen's to be of comparable quality. All convertible securities purchased by Growth Fund will be rated at least AA or its equivalent by an NRSRO or, if unrated, determined by the Adviser to be of equivalent quality. All convertible securities purchased by Small Capitalization Equity Fund will be rated at least AA or above by S&P or Aa or above by Moody's or, if unrated by S&P and Moody's, determined by the Adviser to be of equivalent quality. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features.


         The convertible securities in which the Equity Funds may invest include fixed-income and zero coupon debt securities, and preferred stock that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income or, in the case of zero coupon securities, accretion of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities.

         Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation because increases (or decreases) in the market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

FOREIGN SECURITIES

         Each Fund may invest in foreign securities either directly or indirectly through American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer, or through European Depository Receipts ("EDRs"), which are receipts issued by European financial institutions evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars while EDR prices are generally denominated in foreign currencies. The securities underlying an ADR or EDR will normally be denominated in a foreign currency. The underlying securities may be subject to foreign government taxes which could reduce the yield on such securities.

         Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in United States securities and which may favorably or unfavorably affect a Fund's performance. Because foreign companies generally are not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in United States markets and at times, volatility of price can be greater than in United States markets. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of each Fund are uninvested and no return is earned thereon. Also, delivery of securities before payment may be required in some countries. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies in foreign countries than in the United States. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Each Fund seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         Each Fund may invest in forward foreign currency exchange contracts ("forward contracts") for hedging and to seek to increase total return. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are individually negotiated and privately traded in the interbank market by currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

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         The maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month, and forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund may be required to segregate liquid assets to cover forward contracts that require it to purchase foreign currency.

         When the Adviser believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one. This practice is referred to as "cross-hedging." The amount in question could be less than or equal to the value of a Fund's securities denominated in the less attractive currency.

         A Fund may also enter into a forward contract to sell a currency that is linked to a currency that Boatmen's believes to be less attractive and buy a currency that Boatmen's believes to be more attractive (or a currency that is linked to currency that Boatmen's believes to be more attractive). The amount in question would not exceed the value of the Fund's securities denominated in the less attractive currency. For example, if the Austrian Schilling is linked to the German Deutsche Mark (the "D-mark"), the Fund holds securities denominated in Austrian Schillings and Boatmen's believes that the value of Schillings will decline against the British Pound, the Fund may enter into a contract to sell D-marks and buy Pounds. This practice is referred to as "proxy hedging." Proxy hedging involves the risk that the amount of currencies involved may not equal the value of the Fund's securities denominated in the currency expected to deteriorate and improperly anticipated currency movements could result in losses to the Fund. Further, there is the risk that the linkage between various currencies may change or be eliminated.

         The Fund's activities involving forward contracts may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

         Each Fund may invest in securities backed by installment contracts, credit card receivables and other assets. These asset-backed securities represent interests in pools of assets in which payment of both interest and principal on the securities are made monthly, thus in effect passing through (net of fees paid to the issuer or guarantor of the securities) the monthly payments made by the individual borrowers on the assets that underlie the asset-backed securities. Each Fund may also make significant investments in U.S. Government securities that are backed by adjustable or fixed-rate mortgage loans.

         The average life of an asset-backed or mortgage-backed instrument varies with the maturities of the underlying instruments. In the case of mortgages, maturities may be a maximum of forty years. The average life of an asset-backed or mortgage-backed instrument is likely to be substantially less than the original maturity of the asset or mortgage pools underlying the security as the result of scheduled principal payments and prepayments. This may be particularly true for mortgage-backed securities.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.


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         Presently there are several types of mortgage-backed securities issued or guaranteed by U.S. Government agencies, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the CMO classes in the order of their respective stated maturities.

         CMO classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest- paying securities. They may also include planned amortization classes ("PAC") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. The Funds will not purchase "residual" CMO interests, which normally exhibit the greatest price volatility.

         CMOs may expose a Fund to more volatility and interest rate risk than other types of mortgage-backed obligations.

REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements with selected brokers-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which the purchaser (i.e., a Fund) purchases a U.S. Government or other high quality short-term debt obligation (the "Obligation") and the seller agrees at the time of sale to repurchase the Obligation at a specified time and price.

         Custody of the Obligation will be maintained by the Fund's custodian or subcustodian. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

         Repurchase agreements pose certain risks for all entities, including the Funds, that utilize them. Such risks are not unique to the Funds but are inherent in repurchase agreements. The Funds seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

         For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

         If in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that the Fund does not have a perfected security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Funds utilize custodians and subcustodians that Boatmen's believes follow customary securities industry practice with respect to repurchase agreements, and Boatmen's analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

         Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the Obligation.

         Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

         Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as illiquid instruments.

         Each Fund may also enter into repurchase agreements with any party deemed creditworthy by Boatmen's including foreign banks and broker-dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which a Fund may purchase.

REVERSE REPURCHASE AGREEMENTS

         At the time a Fund enters into a reverse repurchase agreement (an agreement under which a Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

VARIABLE AND FLOATING RATE INSTRUMENTS

         With respect to the variable and floating rate instruments that may be acquired by the Funds as described in the Prospectuses, Boatmen's will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand.

         In determining a Fund's average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Such instruments which are U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less when purchased by the Fund involved, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

LENDING OF PORTFOLIO SECURITIES

         When a Fund lends its securities, it continues to receive interest (and dividends with respect to the Equity Funds) on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. Portfolio loans will be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans may include cash, U.S. Government securities, securities of U.S. Government agencies and instrumentalities or an irrevocable letter of credit issued by a bank which meets the investment standards of a Fund for short-term instruments. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

OTHER INVESTMENT COMPANIES

         In seeking to attain its investment objective, each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

         The Pilot Funds has received exemptive relief from the Securities and Exchange Commission to permit each Fund to use cash reserves not invested in portfolio securities to purchase shares of one or more of any existing or future series of the Trust which holds itself out to the public as a money market fund and is subject to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (a "Money Market Fund"), and to permit each Money Market Fund to sell and redeem its shares in transactions with each Fund. Pursuant to this exemptive relief, each Fund may purchase shares of a Money Market Fund without regard to the limits in the preceding paragraph provided the Fund's aggregate investment in Money Market Funds does not exceed 25% of the Fund's total assets. In addition, each Fund's investment in Money Market Funds will be disregarded in determining compliance with the limitations in the preceding paragraph.

         As a shareholder of another investment company, each Fund bears, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears in connection with its own operations.

"STRIPPED SECURITIES"

         Each Fund may purchase stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

         In addition, each Fund may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be full recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

         Although "stripped" securities may not pay interest to holders prior to maturity, federal income tax regulations require a Fund to recognize as interest income a portion of the bond's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in a Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

PARTICIPATION INTERESTS AND TRUST RECEIPTS

         Each Fund may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives a Fund an undivided interest in the security in the proportion that a Fund's participation interest or receipt bears to the total principal amount of the security. As to certain instruments for which a Fund will be able to demand payment, a Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity, or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by a Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of a Fund to obtain repayment could depend on the issuing financial institution.

         Participation interests and trust receipts may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less (as defined by the Securities and Exchange Commission). If a participation interest or trust receipt is unrated, Boatmen's will have determined that the interest or receipt is of comparable quality to those instruments in which the Fund involved may invest pursuant to guidelines approved by the Board of Trustees. For certain participation interests or trust receipts a Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest or trust receipt in the securities involved, plus accrued interest.

WARRANTS

         Warrants are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

OPTIONS ON SECURITIES AND INDICES


         Each Fund may purchase and sell (write) both call and put options listed on a national securities exchange and issued by the Options Clearing Corporation. Growth Fund and Small Capitalization Equity Fund may also engage in transactions involving over-the-counter or OTC options (options not traded on exchanges). Such options may relate to particular securities or to various indices.


         An option on a security (or index) is a contract that gives the holder of the option, in return for a premium paid, the right to buy from (in the case of a call) or sell to (in the case of a put) the seller ("writer") of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration) or, in the case of some OTC options, by fulfilling the terms of an agreement with the counterparty permitting the Fund to close out the option. There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

         A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option and will realize a capital loss if it is more. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain, or if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         There are several risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If the Fund were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As a writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

FUTURES CONTRACTS

         Each Fund may enter into futures contracts on securities and futures contracts based on securities indices, which futures are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). Each Fund will do so to hedge against anticipated changes in securities values that would otherwise have an adverse effect upon the value of portfolio securities or upon securities to be acquired. Futures contracts and related options entered into by the Funds will be entered into consistent with CFTC regulations.

         Each Fund may take a "short" position in the futures markets by selling contracts for the future delivery of securities in order to hedge against an anticipated decline in stock prices. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with price-fluctuation characteristics similar to those of its portfolio securities. If, in the opinion of Boatmen's, there is a sufficient degree of correlation between price trends for a Fund's securities and futures contracts based on indices, a Fund may also enter into such futures contracts as part of its hedging strategy. When hedging of this character is successful, any depreciation in the value of a Fund's securities will substantially be offset by appreciation in the value of the futures position. On other occasions a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the purchase of particular securities in the future, but expects the price then available in the securities market to be less favorable than prices that are currently available in the futures markets. Each Fund expects that, in the normal course, it will terminate the long futures position when it makes the anticipated purchase; under unusual market conditions, however, a long futures position may be terminated without the corresponding purchase of securities.

         Futures contracts involve brokerage costs, which may be less than 1% of the contract price, and require parties to the contract to make "margin" deposits to secure performance of the contract. Each Fund will be required to deposit as margin into a segregated custodial account (held subject to the claims of the Fund's futures broker) an amount of cash or liquid securities equal to approximately 2% to 5% of the value of each futures contract. This initial margin is in the nature of a performance bond or good faith deposit on the contract. Each Fund's position in the futures market will be marked-to-market on a daily basis; the Funds may subsequently be required to make "variation" margin payments depending upon whether its futures position declines or rises in value.

         Positions taken in the futures markets are not usually held until the expiration of the contract but, instead, are normally liquidated through offsetting transactions, which may result in a profit or a loss. Nevertheless, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so. A clearing corporation associated with the exchange on which futures contracts are traded assumes responsibility for closing out contracts and guarantees that, if the contract is still open, the sale or purchase of securities will be performed on the settlement date.

         Futures contracts on securities indices do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular futures contract reflect changes in the value of the securities comprising the index on which the futures contract is based. Futures contracts based on securities indices currently are actively traded on the Chicago Board of Trade, the Chicago Mercantile Exchange, the New York Futures Exchange and the Kansas City Board of Trade.

OPTIONS ON FUTURES CONTRACTS

         Each Fund may also purchase and sell (write) call and put options on futures contracts, which options are traded on exchanges that are licensed and regulated by the CFTC. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to buy a futures contract (assume a long position) at a specified exercise price, by exercising the option at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, by exercising the option at any time before the option expires.

         Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the then current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the then current market price of the contract in the futures market. When a person exercises an option and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, his gain will be credited to his futures margin account, while the loss suffered by the writer of the option will be debited to his account. However, as with the trading of futures contracts, most participants in the options markets do not seek to realize their gains or losses by exercising their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

         Options on futures contracts can be used by a Fund to hedge the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But, in contrast to a futures transaction in which only transaction costs are involved, benefits received in an option transaction in the event of a favorable market movement will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, in contrast to the full market risk of a futures position, the Fund will not be subject to a risk of loss on the option transaction beyond the amount of the premium it paid plus its transaction costs. Consequently, the Fund may benefit from an increase in the value of its portfolio that would have been more completely offset if the hedge had been effected through the use of a futures contract.

         If a Fund writes options on futures contracts, it will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will gain the amount of the premium, which may partially offset unfavorable changes in the value of its portfolio securities held in, or to be acquired for, the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received. Such loss may partially offset favorable changes in the value of its portfolio securities.

         A Fund will not purchase or sell (write) options on futures contracts unless, in the opinion of Boatmen's, the market for such options has sufficient liquidity that the risks associated with such options transactions are at acceptable levels.

LIMITATIONS ON USE OF FUTURES TRANSACTIONS AND RISK CONSIDERATIONS

         Each Fund will incur brokerage fees in connection with its futures transactions, and each will be required to deposit and maintain funds with its broker as margin to guarantee performance of its futures obligations. In addition, while futures contracts will be traded to reduce certain risks, futures trading itself entails certain other risks. Thus, while a Fund may benefit from the use of such contracts, unanticipated changes in securities may result in a poorer overall performance from the Fund than if it had not entered into any futures contracts. Some futures contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a fair price and a Fund may lose in excess of the initial margin deposit. Moreover, in the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

         Tax-related requirements may limit the extent to which a Fund may engage in futures and related options transactions. (See "Tax Information.")

RESTRICTED AND OTHER ILLIQUID SECURITIES

         A Fund may purchase securities that are not registered under the Securities Act of 1933 or have some other legal or contractual restrictions on resale in the principal market where the security is traded ("restricted securities"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933. However, a Fund will not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities, unless the Trust's Board of Trustees determines, based upon a continuing review of the trading markets for the specific Rule 144A security, that such restricted security is liquid. The Trustees may adopt guidelines and delegate to Boatmen's the daily function of determining and monitoring liquidity of securities. The Trustees may also delegate to its Valuation Committee valuation decisions. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Because it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Trustees will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

COMBINED TRANSACTIONS

         A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple forward foreign currency exchange contracts and any combination of futures, options and forward foreign currency exchange contracts ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of Boatmen's, it is in the best interest of a Fund to do so and where underlying hedging strategies are permitted by a Fund's investment policies. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions. (See above for the risk characteristics of certain transactions.)

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Options, futures and forward foreign currency contracts that obligate a Fund to provide cash, securities or currencies to complete such transactions will entail that Fund either segregating assets in an account with, or on the books of, the Trust's custodian, or otherwise "covering" the transaction as described below. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or liquid assets sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require that Fund to have portfolio securities that correlate with the index. A put option written by a Fund also will require that Fund to have available assets sufficient to purchase the securities the Fund would be obligated to buy if the put is exercised.

         A forward foreign currency contract that obligates a Fund to provide currencies will require the Fund to hold currencies or liquid assets denominated in a foreign currency which will equal the Fund's obligations. Such a contract requiring the purchase of currencies also requires segregation.

         Unless a segregated account consists of the securities, cash or currencies that are the subject of the obligation, a Fund will hold liquid assets in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. In the case of an index-based transaction, a Fund could own securities substantially replicating the movement of the particular index.

         In the case of a futures contract, a Fund must deposit initial margin and variation margin, as often as daily if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require a Fund to deposit margin to the extent necessary to meet the Fund's commitments.

         In lieu of such assets, such transactions may be covered by other means consistent with applicable regulatory policies. A Fund may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the offsetting transaction must terminate at the time of or after the primary transaction.

                             INVESTMENT RESTRICTIONS


         The Trust, on behalf of each Fund, has adopted fundamental investment restrictions numbered 1 through 12 which may not be changed with respect to a Fund without the approval of the holders of a majority of that Fund's outstanding voting shares. Investment restrictions numbered 13 through 20 are not fundamental policies and may be changed at any time by vote of a majority of the Trustees of the Trust.


         As used in this Statement of Additional Information, with respect to matters required by the provisions of the 1940 Act to be submitted to shareholders, the term "majority of the outstanding shares" of either the Trust or the Fund means the vote of the lesser of: (i) 67% or more of the shares of the Trust or Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or Fund are present or represented by proxy, or
(ii) more than 50% of the outstanding shares of the Trust or Fund.

         As a matter of fundamental policy, each Fund may not:

         (1) Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate and except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

         (2) Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

         (3) Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective(s), policies and limitations may be deemed to be underwriting and except to the extent that it may be deemed an underwriter in connection with the disposition of the Fund's portfolio securities.

         (4) Borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund maintains asset coverage of 300% for all borrowings.

         (5) Issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur and except for shares of the separate classes or series of the Fund provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction.

         As a matter of fundamental policy, Equity Income Fund, Growth and Income Fund, and Growth Fund may not:

         (6)      Purchase or sell commodity contracts.

         As a matter of fundamental policy, Small Capitalization Equity Fund may not:

         (7) Purchase or sell commodity contracts (except to the extent permitted by the Fund's investment objectives and policies).

         As a matter of fundamental policy, each Fund may not:


         (8) Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective(s) and policies and may lend portfolio securities.

         As a matter of fundamental policy, Equity Income Fund, Growth and Income Fund, and Small Capitalization Equity Fund may not:

         (9) Purchase securities of companies for the purpose of exercising control.

         As a matter of fundamental policy, each Fund may not:

         (10) Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalists or certificates of deposit for any such securities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Trust; except that up to 25% of the value of a Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, (a) a security is considered to be issued by the entity (or entities) whose assets and revenues back the security, and (b) a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.


         As a matter of fundamental policy, Equity Income Fund, Growth and Income Fund, and Growth Fund may not:


         (11) Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued (as defined with respect to fundamental policy No. 10 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.


         As a matter of fundamental policy, Small Capitalization Equity Fund may not:


         (12) Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (ii) instruments issued by domestic branches of U.S. banks and (iii) repurchase agreements secured by the instruments described in clauses (i) and (ii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         As a matter of non-fundamental policy, each Fund may not:

         (13) Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         (14) Lend its securities if collateral values are not continuously maintained at no less than 100% by market to market daily.

         (15) Purchase any security while borrowings in excess of 5% of net assets are outstanding.


         (16) Purchase, write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

         (17) Invest in oil, gas or mineral exploration or development programs, or related leases.

         (18) Invest more than 5% of its net assets in warrants, valued at lower of cost or market. In addition, the Trust on behalf of each Fund, will not invest more than 2% of its net assets in warrants not listed on the New York or American Stock Exchange.

         As a matter of non-fundamental policy, Equity Income Fund, Growth and Income Fund, and Growth Fund may not:

         (19) Purchase or sell real estate, or real estate limited partnership interests.

         As a matter of non-fundamental policy, Equity Income Fund and Growth and Income Fund may not:

         (20) Purchase securities of unseasoned issuers, which, including predecessors, at the time of purchase, have been in operation for less than three years, if the value of the Fund's aggregate investment in such securities will exceed 5% of its total assets.


         For purposes of the foregoing limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings on behalf of, a Fund.

                              TRUSTEES AND OFFICERS


         Information pertaining to the Trustees and officers of the Trust is set forth below.


                                                       Principal Occupation(s)
Name and Address               Position(s) with Trust  During Past 5 Years
----------------               ----------------------  -------------------
J. Hord Armstrong, III (55)    Trustee                 Chairman and CEO, D&K
8000 Maryland Avenue                                   Wholesale Drug, Inc., a
Suite 1190                                             distributor of pharmaceutical
St. Louis, Missouri 63105                              products, since 1987.

Lee F. Fetter (43)             Chairman                Chief Operating and Financial
660 S. Euclid, Box 8003                                Officer of Washington University
St. Louis, Missouri 63110                              School of Medicine since 1983.

Henry O. Johnston* (59)        Trustee                 President of Fordyce Four,
9650 Clayton Road                                      Incorporated, a corporation
St. Louis, Missouri 63124                              engaged in the acquisition and
                                                       management of personal
                                                       investments.

L. White Matthews, III (50)    Trustee                 Executive Vice President of
Eighth and Eaton Avenues                               Finance since 1987, Union
Bethlehem, Pennsylvania 18018                          Pacific Corporation, a company
                                                       engaged in transportation,
                                                       exploration and refining of
                                                       hydrocarbons, mining and real
                                                       estate.

Nicholas G. Penniman, IV (58)  Trustee                 Publisher, St. Louis Post-
900 N. Tucker Boulevard                                Dispatch since 1986. Senior Vice
St. Louis, Missouri 63101                              President of Pulitzer Publishing
                                                       Company since 1986.

William J. Tomko (37)          President               Senior Vice President, BISYS
3435 Stelzer Road                                      Fund Services, Inc.
Columbus, Ohio 43219

W. Eugene Spurbeck (40)        Vice President          Manager, BISYS Fund Services,
3435 Stelzer Road                                      Inc.
Columbus, Ohio 43219


--------
         * Mr. Johnston is deemed to be an "interested person" of the Trust for purposes of the 1940 Act by virtue of his ownership of common stock of Boatmen's Bancshares, Inc. ("Bancshares"), Boatmen's parent. Mr. Johnston's interest represents less than one-tenth of one percent of the outstanding shares of Bancshares.

                                                      Principal Occupation(s)
Name and Address              Position(s) with Trust  During Past 5 Years
----------------              ----------------------  -------------------
Martin R. Dean (33)           Treasurer               Manager, Mutual Fund
3435 Stelzer Road                                     Accounting, BISYS Fund
Columbus, Ohio 43219                                  Services, Inc. since May 1994.
                                                      Prior thereto, Senior Manager,
                                                      KPMG Peat Marwick.

George O. Martinez (37)       Secretary               Senior Vice President and
3435 Stelzer Road                                     Director of Legal and Compliance
Columbus, Ohio 43219                                  Services of BISYS Fund
                                                      Services, Inc. since April 1995.
                                                      Prior thereto, Vice President and
                                                      Associate General Counsel of
                                                      Alliance Capital Management,
                                                      L.P.

Sheldon A. Jones (58)         Assistant Secretary     Partner of the law firm of Dechert
Ten Post Office Square South                          Price & Rhoads.
Boston, Massachusetts 02109

Alaina Metz (28)              Assistant Secretary     Employee of BISYS Fund
3435 Stelzer Road                                     Services Limited Partnership
Columbus, Ohio 43219                                  since June 1995; prior thereto,
                                                      supervisor, Alliance Capital
                                                      Management, L.P.

Bruce Treff (30)              Assistant Secretary     Counsel, BISYS Fund Services,
3435 Stelzer Road                                     Inc. since September 1995.  Prior
Columbus, Ohio 43219                                  thereto, Manager, Alliance
                                                      Capital Management, L.P.


         The Agreement and Declaration of Trust of the Trust (the "Trust Agreement") provides that, subject to its provisions, the business of the Trust shall be managed by the Trustees. The Trust Agreement provides that: (a) the Trustees may enter into agreements with other persons to provide for the performance and assumption of various services and duties, including, subject to their general supervision, advisory and administration services and duties, and also including distribution, custodian, transfer and dividend disbursing agency, shareholder servicing and accounting services and duties, (b) a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law, and (c) subject to the preceding clause, the Trustees are not responsible or liable for any neglect or wrongdoing of any officer or any person referred to in clause (a).


         Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and/or may have in the future, transactions with Boatmen's, Boatmen's Bancshares, Inc. ("Bancshares") (Boatmen's parent prior to the January 1997 merger of Bancshares into NationsBank Corporation ("NationsBank")), NationsBank, Kleinwort Benson Investment Management Americas Inc. (investment manager to Pilot International Equity Fund), BISYS and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be ordinary transactions, and that the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms of comparable transactions with other customers.

         Each officer holds comparable positions with certain other investment companies for which BISYS and its affiliates serve as administrator and/or distributor.

         The following table provides information relating to the aggregate compensation to be received by the Trustees from the Registrant for the fiscal year ended August 31, 1996.

                               COMPENSATION TABLE

              (1)              (2)           (3)            (4)             (5)

                                                                       TOTAL COMPEN-
                            AGGREGATE    PENSION OR      ESTIMATED      SATION FROM
                          COMPENSATION   RETIREMENT       ANNUAL       REGISTRANT AND
             NAME OF          FROM      BENEFITS UPON  BENEFITS UPON    FUND COMPLEX
        PERSON, POSITION   REGISTRANT    RETIREMENT     RETIREMENT    PAID TO PERSONS
J. Hord Armstrong, III       $26,000          0              0            $26,000
Lee F. Fetter (Chairman)     $28,000          0              0            $28,000
Henry O. Johnston*           $26,000          0              0            $26,000
L. White Matthews, III       $26,000          0              0            $26,000
Nicholas G. Penniman, IV     $26,000          0              0            $26,000

* "Interested person" of the Funds for purposes of the 1940 Act.

         Each of the Trustees who is not an "interested person" of the Funds for purposes of the 1940 Act (the "non-interested Trustees") is compensated by the Funds for his services as such. The compensation paid to the non-interested Trustees other than the Chairman is $13,000 per year and $2,000 for each Trustee meeting attended. Each of the non-interested Trustees is entitled to reimbursement for out-of-pocket expenses. Compensation paid to the Trustees who are considered interested persons is paid directly by the investment adviser. Trustees' fees during the period ended August 31, 1996 distributed to or accrued for the account of the non-interested Trustees (four persons) amounted to approximately $106,000, which amount represented the total compensation paid by the Funds to the Trustees during that year.


        INVESTMENT ADVISER, ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT

THE ADVISER


         Boatmen's Trust Company, P.O. Box 14737, 100 North Broadway, St. Louis, Missouri 63178-4737, acts as investment adviser to each Fund pursuant to separate Investment Advisory Agreements (the "Advisory Agreements") between the Trust, on behalf of each Fund, and Boatmen's. As adviser, Boatmen's is responsible for the management of each Fund's assets, subject to the supervision of the Trustees of the Trust.

         On August 30, 1996, Bancshares, of which Boatmen's is a wholly-owned subsidiary, and NationsBank announced that they have entered into an agreement pursuant to which Bancshares will merge into NationsBank. The proposed merger, which will take place in January 1997, is subject to a number of conditions, including approval by the appropriate regulatory authorities and by the shareholders of both Bancshares and NationsBank. When the proposed merger is consummated, Boatmen's will become a wholly-owned subsidiary of NationsBank.

         Each Advisory Agreement provides that, subject to Section 36 of the 1940 Act, Boatmen's will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, except liability to the Trust or its Shareholders to which Boatmen's would otherwise be subject by reason of its willful misfeasance, bad faith or gross negligence in the performance of, or its reckless disregard of, its obligations and duties under the Agreement. Each Agreement provides that the Trust will indemnify Boatmen's against certain liabilities, including liabilities under the Federal securities laws, or, in lieu thereof, contribute to resulting losses.


         As compensation for the services rendered to the Trust by Boatmen's as investment adviser, and the assumption by Boatmen's of the expenses related thereto, Boatmen's is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .75 of 1% of the average daily net assets of each of Pilot Small Capitalization Equity Fund, Pilot Growth Fund, Pilot Growth and Income Fund and Pilot Equity Income Fund. Boatmen's has made additional voluntary undertakings to waive their fees. For the period ended August 31, 1995, Boatman's received advisory fees (net of waivers) in the amounts of $325,447 for Pilot Growth and Income Fund and $331,383 for Pilot Equity Income Fund, and for the fiscal period ended August 31, 1996, it received $310,841, $1,184,210, and $910,255 for Pilot Small Capitalization Equity Fund, Pilot Growth and Income Fund, and Pilot Equity Income Fund, respectively. For the fiscal period ended August 31, 1996, Boatmen's waived and reimbursed $131,964, $395,403, and $314,789 for Pilot Small Capitalization Equity Fund, Pilot Growth and Income Fund and Pilot Equity Income Fund, respectively. For the fiscal period ended August 31, 1995, Boatmen's waived fees and reimbursed expenses in the amounts of $211,618 and $198,417 for Pilot Growth and Income Fund and Pilot Equity Income Fund, respectively. Pilot Growth Fund and Pilot Small Capitalization Equity Fund commenced operations on October 21, 1996 and December 12, 1995, respectively.


         In connection with the foregoing services, Boatmen's bears all costs incurred by it in connection with the performance of its duties, other than the cost (including taxes and brokerage commission, if any) of securities purchased for each Fund.

         The Trust is responsible for all expenses incurred by the Funds, other than those expressly borne by Boatmen's, the Distributor, BISYS and the Transfer Agent under the Advisory, Distribution, Administration or Transfer Agency Agreements. Such expenses include, without limitation, the fees payable to Boatmen's, BISYS and the Transfer Agent, fees and expenses incurred in connection with membership in investment company organizations, the fees and expenses of the Trust's custodian and fund accounting agent, brokerage fees and commissions, any portfolio losses, filing fees for the registration or qualification of Trust Shares under federal or state securities laws, expenses of the organization of the Trust, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing and tax fees and expenses, expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust's Shareholders and regulatory authorities, compensation and expenses of its Trustees and extraordinary expenses incurred by the Trust.


         The Advisory Agreements for the Funds were approved by the Trustees, including the "non-interested" Trustees, on October 22, 1996 and by the shareholders of each Fund on December 18, 1996, except for the shareholders of Pilot Growth Fund, who approved their Fund's Advisory Agreement on December 20, 1996. Each Advisory Agreement will remain in effect until May 31, 1997 and will continue in effect thereafter only if such continuance is specifically approved at least annually: (1) by the vote of a majority of the outstanding shares of each Fund (as defined under "Investment Restrictions") or by the Trustees of the Trust, and by the vote of a majority of the "non-interested" Trustees. Each Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding Shares of the Fund affected thereby (as defined under "Investment Restrictions") on 60 days' written notice to Boatmen's, and by Boatmen's on 60 days' written notice to the Trust.

         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Boatmen's is a state-chartered trust company. Boatmen's believes that it may perform the services contemplated by its agreement with the Trust without violation of such banking laws or regulations, which are applicable to it. It should be noted, however, that future changes in either Federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Boatmen's from continuing to perform such services for the Trust.

         Should future legislative, judicial or administrative action prohibit or restrict the activities of Boatmen's in connection with the provision of services on behalf of the Trust, the Trust might be required to alter materially or discontinue its arrangements with Boatmen's and change its method of operations. It is not anticipated, however, that any change in the Trust's method of operations would affect the net asset value per share of any Fund or result in a financial loss to any shareholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing shares of an open-end investment company were relaxed, the Trust expects that Boatmen's would consider the possibility of offering to provide some or all of the services now provided by BISYS and the Distributor. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Boatmen's might offer to provide services for consideration by the Trustees.

THE ADMINISTRATOR

         BISYS , a wholly-owned subsidiary of The BISYS Group, Inc., which has its principal offices as 3435 Stelzer Road, Columbus, Ohio 43219, provides administrative services for the Funds as described in their Prospectuses pursuant to an Administration Agreement dated as of June 1, 1996. The Agreement will continue in effect with respect to each Fund until June 1, 1997 and thereafter will be automatically extended as to a particular Fund for successive periods of one year, provided that such continuance is specifically approved:
(a) by a vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of such Fund (as defined under "Investment Restrictions"). The Agreement is terminable by the Board of Trustees of the Trust with regard to any Fund, without the payment of any penalty, at any time if for cause. "Cause" shall mean a material breach by BISYS of its obligations under the Agreement which shall not have been cured within 60 days after the date on which BISYS shall have received written notice setting forth in detail the facts alleged to give rise to the breach.


         For its services under the Administration Agreement, BISYS is entitled to receive an administration fee from the Trust, which is calculated based on the net assets of all investment portfolios of the Trust combined. Under the Administration Agreement, each Fund pays its pro rata share of an annual fee to BISYS, computed daily and payable monthly, of .115 of 1% of the Trust's average net assets up to $1.5 billion, .110 of 1% of the Trust's average net assets on the next $1.5 billion, and .1075 of 1% of the Trust's average net assets in excess of $3 billion. From time to time, BISYS may voluntarily waive fees or reimburse the Trust for expenses. For the period ended August 31, 1996, BISYS voluntarily waived fees in the amounts of $34,284, $28,203 and $40,985, for Pilot Small Capitalization Equity Fund, Pilot Growth and Income Fund, and Pilot Equity Income Fund, respectively; and for the period ended August 31, 1995, Concord Holding Corporation, an affiliate of BISYS and the Trust's former Administrator, voluntarily waived fees in the amounts of $79,443, and $78,905 for Pilot Growth and Income Fund and Pilot Equity Income Fund, respectively. Pilot Growth Fund and Pilot Small Capitalization Equity Fund commenced operations on October 21, 1996 and December 12, 1995, respectively.

         BISYS will bear all expenses in connection with the performance of its services under the Administration Agreement for the Trust with the exception of fees for certain fund accounting services which are borne by the Funds.

         The Administration Agreement provides that BISYS shall not be liable for any error of judgment or mistake of law or any loss suffered by any Fund in connection with the matters to which the Agreement relates except a loss resulting from willful misfeasance, bad faith or negligence in the performance of BISYS' duties or from the reckless disregard by BISYS of its obligations and duties thereunder.

THE DISTRIBUTOR

         Pilot Funds Distributors Inc. (referred to as the "Distributor"), is a registered broker-dealer and a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219.


         The Distribution Agreement with the Distributor will continue in effect with respect to each Fund until June 1, 1997 and thereafter will be automatically extended for successive terms of one year, provided that such continuance is specifically approved: (a) by a majority of those members of the Board of Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of any plan that has been adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act ("Plan") or in any agreement entered into in connection with such plans ("Disinterested Trustees"), pursuant to a vote cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust (as defined under "Investment Restrictions"). The Agreement is terminable by the Trust at any time with regard to any class of its shares, without the payment of any penalty, by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities of such class (as defined under "Investment Restrictions") on 60 days' written notice to the Distributor, or by the Distributor at any time, without payment of any penalty, on 60 days' written notice to the Trust. For the Funds' fiscal periods ended August 31, 1996 and August 31, 1995, respectively, Pilot Funds Distributors, Inc. received $786,700 and $6,349 in underwriting commissions and retained $8,014 and $0.


THE TRANSFER AGENT

         BISYS Fund Services, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' transfer agent and dividend disbursing agent. Under its Transfer Agency Agreement with the Trust, the Transfer Agent, has undertaken with the Trust to: (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, or monthly statements in lieu thereof, as well as certain other statements, (iii) provide certain information to the Trust's custodian and any relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For the fiscal year ended August 31, 1996, the Transfer Agent received a fee of $215,939 in its capacity as transfer agent. For the fiscal year September 1, 1994 through August 31, 1995, Primary Funds Service Corp., the Fund's former transfer agent, received a fee of $178,800 for its services as transfer agent.


                             PORTFOLIO TRANSACTIONS

         As investment adviser, Boatmen's is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing orders for portfolio securities of a Fund, Boatmen's is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Boatmen's will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, Boatmen's will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

         While Boatmen's generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, Boatmen's will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, Boatmen's, or its other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by Boatmen's in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund; and the services furnished by such brokers may be used by Boatmen's in providing investment advisory and investment management services for the Trust.

         Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees of the Trust.

         In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of Boatmen's. Investment decisions for each Fund and for Boatmen's other clients are made with a view toward achieving their respective investment objectives. It may happen that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more client when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce superior executions for the Funds.

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. For the fiscal year ended August 31, 1995, the portfolio turnover rates were 28% for Pilot Growth and Income Fund and 37% for Pilot Equity Income Fund and for the fiscal year ended August 31, 1996, portfolio turnover rates were 31%, 37%, and 34% for Pilot Small Capitalization Equity Fund, Pilot Growth and Income Fund, and Pilot Equity Income Fund, respectively. Pilot Growth Fund and Pilot Small Capitalization Equity Fund commenced operations on October 21, 1996 and December 12, 1995, respectively.


         For the fiscal years ended August 31, 1996 and August 31, 1995, respectively, the brokerage commissions paid by the Funds were as follows:


                                                       Total Amount of     Brokerage
                         Total       Total Brokerage   Transactions on    Commissions
                       Brokerage       Commissions          Which       Paid to Brokers
                      Commissions  Paid to Affiliated    Commissions       Providing
                         Paid          Persons (1)      Were Paid (2)       Research
                         ----          -----------      -------------       --------
Growth and Income
Fund
     - 1996             $95,900            $0            $78,142,210           $0
     - 1995             $97,007            $0            $78,300,728        $42,089

Equity Income Fund
     - 1996            $921,459            $0            $68,333,079           $0
     - 1995             $88,938            $0            $59,960,082        $21,034

Small Capitalization
Equity Fund
     - 1996             $23,463            $0            $12,757,096           $0


----------
(1) Percentage of total commissions paid.

(2) Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.


    Pilot Growth Fund and Pilot Small Capitalization Equity Fund commenced operations on October 21, 1996 and December 12, 1995, respectively.




                                 NET ASSET VALUE

         The net asset value per Share of each Fund is determined by the Funds' custodian at 3:00 p.m., Central time (4:00 p.m., Eastern time), on each Business Day as defined in the Prospectuses. In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees of the Trust will reconsider the time at which net asset value is computed. In addition, each Trust may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the Securities and Exchange Commission or its staff.

         Portfolio securities of each Fund are valued as follows: (a) securities that are traded on any U.S. or foreign stock exchange or the National Association of Securities Dealers NASDAQ System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ prior to the Trust's valuation time; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked price and securities traded on a foreign exchange will be valued at the official bid price; (b) over-the-counter stocks not quoted on NASDAQ are valued at the last sale price prior to the Trust's valuation time or, if no sale occurs, at the mean between the last bid and asked price; (c) debt securities are valued by a pricing service selected by Boatmen's and approved by the Trustees of the Trust, which prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by Boatmen's to be representative of market values at the Trust's valuation time;
(d) options and futures contracts are valued at the last sale price on the market prior to the Trust's valuation time where any such option or futures contract is principally traded; (e) forward foreign currency exchange contracts are valued at their respective current fair market values supplied by a dealer in such contracts prior to the Trust's valuation time determined on the basis of prices supplied by a dealer in such contracts; and (f) all other securities and other assets, including debt securities, for which prices are supplied by a pricing agent but are not deemed by Boatmen's to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotation is available, are valued at fair value as determined in good faith pursuant to procedures established by the Trustees of the Trust, including use of a Valuation Committee. Money market instruments held by a Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method.

         Portfolio securities traded on more than one United States national securities exchange or foreign securities exchange are valued at the last sale price on each business day prior to the Trust's valuation time on the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the rates of such currencies against U.S. dollars last quoted by any major bank between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees of the Trust.

         Trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is normally completed well before the close of business on each business day of the Trust. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in the United States. Furthermore, trading takes place in various foreign markets on days which are not business days in the United States and on days on which a Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the Trust's valuation time will not be reflected in a Fund's calculation of net asset values unless Boatmen's deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

         The proceeds received by the Funds and each additional portfolio established by the Trustees of the Trust for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities of such Fund and a share of the general liabilities of the Trust. Expenses with respect to the Funds are generally allocated in proportion to the net asset values of the respective portfolios except where allocations of direct expenses can otherwise be fairly made. In addition, certain distribution and service fees will be borne exclusively by the class to which they relate.


              MATTERS RELATING TO CLASS A SHARES AND CLASS B SHARES

         As distributor, the Distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of printing and distributing all sales literature. The Distributor is entitled to the payment of a front-end sales charge on the sale of Class A Shares of the Funds as described in the Prospectus for such Shares. The Distributor is also entitled to the payment of a contingent deferred sales charge upon redemption of Class B Shares of the Funds as described in the Prospectus for such Shares.

         The Distributor is also entitled to payment by the Trust for distribution in addition to the sales charges described in the Prospectuses. Under the Trust's Distribution Plan for Class A Shares, the Trust pays fees for the provision of services by Service Organizations (which may include the Distributor itself), persons ("Clients") for whom the Service Organization is the dealer of record or holder of record or with whom the Service Organization has a servicing relationship. Under the Trust's Distribution Plan for Class B Shares of the Funds, the Trust may pay the Distributor for (a) expenses incurred in connection with advertising and marketing shares of the Funds, including but not limited to any advertising or marketing via radio, television, newspapers, magazines, telemarketing or direct mail solicitations; (b) fees for services rendered with respect to Class B Shares similar to those services described above with respect to Class A Shares; (c) expenses incurred in preparing, printing and distributing Prospectuses (except those used for regulatory purposes or for distribution to existing shareholders) and in implementing and operating the Distribution Plan; and (d) interest on amounts expended by the Distributor that are not immediately repaid by the Trust (to the extent approved by the Board of Trustees and permitted by published positions of the Securities and Exchange Commission).

         Services provided by Service Organizations pursuant to the Distribution Plans may include, among other things: (i) establishing and maintaining accounts and records relating to Clients that beneficially own Class A or Class B Shares;
(ii) processing dividend and distribution payments on behalf of Clients; (iii) providing information periodically to Clients regarding their Share positions;
(iv) arranging for bank wires; (v) responding to Client inquiries concerning their investments in Shares; (vi) providing the information to the Funds necessary for accounting or subaccounting; (vii) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (viii) assisting in processing exchange and redemption requests from Clients; (ix) assisting Clients in changing dividend options, account designations and addresses; and (x) providing other similar services.

         The Distribution Plan for Class A Shares provides that the Distributor is entitled to receive distribution payments on a monthly basis at an annual rate not exceeding .25% of the average daily net assets during such month of the outstanding Shares to which a particular Plan relates. If in any month the Distributor expends or is due more monies than can be immediately paid due to this percentage limitation, the unpaid amount is carried forward from month to month while the Distribution Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitation. Conversely, if in any month the Distributor does not expend the entire amount then available under a Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment. However, any unpaid amounts or credits due under a Distribution Plan may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

         The Distribution Plan for Class B Shares provides that the Distributor is entitled to receive distribution payments on a monthly basis at an annual rate not exceeding 1.00% of the average daily net assets during such month of the outstanding Shares to which such Plan relates. Not more than 0.25% of such net assets will be used to compensate Service Organizations for personal services provided to Class B Shareholders and/or the maintenance of such shareholders' accounts and not more than .75% of such net assets will be used for promotional and other primary distribution activities.

         Payments made out of or charged against the assets of a particular class of Shares of a particular Fund must be in payment for expenses incurred on behalf of that class. (The Distribution Plans permit, however, joint distribution financing by the Funds or other investment portfolios or companies that are affiliated persons of the Funds, affiliated persons of such a person, or affiliated persons of the Distributor, in accordance with applicable regulations of the Securities and Exchange Commission.)

         Payments for distribution expenses under a particular Distribution Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. Payments under the Distribution Plans are also subject to the conditions imposed by Rule 18f-3 under the 1940 Act and a Rule 18f-3 Multiple Class Plan which has been adopted by the

Trustees of the Trust for the benefit of the Fund. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of [Trust] shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the Plans provide that a report of the amounts expended under the respective Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The Distribution Plans for Class A Shares and Class B Shares provide that they may not be amended to increase materially the costs which Class A or Class B Shares of the Fund may bear for distribution pursuant to the respective Distribution Plans without shareholder approval, and both Plans provide that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan being amended or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Disinterested Trustees"). In addition, as long as the Distribution Plans for the respective Share classes are in effect, the nomination of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) must be committed to the non-interested Trustees.

         The Board of Trustees of the Trust has concluded that there is a reasonable likelihood that the respective Plans will benefit the Funds and Class A and Class B Shareholders, respectively. The Plans are subject to annual re-approval by a majority of the Disinterested Trustees of the Trust and are terminable at any time with respect to any Fund by a vote of a majority of such Trustees or, with respect to the Distribution Plans, by vote of the holders of a majority of the applicable Shares of the Fund involved. Any agreement entered into pursuant to the respective Distribution Plans with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Disinterested Trustees, by vote of the holders of a majority of the applicable Shares of such Fund, by the Distributor or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

         Banks may act as Service Organizations and receive payments under the Distribution Plans as described. The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail himself or herself of any automatic investment or other services than being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of these occurrences.

         The Trust understands that Boatmen's and its affiliates and/or some Service Organizations may charge their clients a direct fee for services in connection with their investments in the Funds. These fees would be in addition to any amounts which might be received under the respective Plans. Small, inactive long-term accounts involving such additional charges may not be in the best interest of shareholders.


         Parties received payment for the following distribution services under each Fund's respective Distribution Plans: Promoting the Fund and maintaining customer relations to increase assets, development and production of sales materials needed to assist the broker/dealers in their selling efforts and responding to various customer inquiries about performance information, prospectus requests and general questions about the Fund. Payments made by the Funds under the respective Distribution Plans for the fiscal year ended August 31, 1996 were:

                                           Class A  Class B
                                           -------  -------
         Growth and Income Fund             $5,586  $22,266
         Equity Income Fund                 $2,101  $16,984
         Small Capitalization Equity Fund   $1,958  $ 6,106

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         As described in the Prospectuses for such Shares, Class A Shares and Class B Shares may be purchased directly from the Distributor or by Clients of certain financial institutions such as broker-dealers that have entered into selling and/or servicing agreements with the Distributor ("Service Organizations"). Pilot Shares may be purchased by Boatmen's and its affiliates acting on behalf of themselves and persons maintaining qualified accounts at such institutions, as described in the Prospectus for such Shares. Individuals may not purchase Pilot Shares directly. Boatmen's and its affiliates and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Trust and described in the Prospectuses. Depending on the terms of the particular account, these entities may charge their customers fees for automatic investment, redemption and other services. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Boatmen's and its affiliates and Service Organizations are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of shares prior to such purchase.

         Purchase orders will be effected only on business days. Persons wishing to purchase shares through their accounts at a Service Organization (for Class A Shares and Class B Shares, or at Boatmen's or its affiliates (for Pilot Shares), should contact such entity directly for appropriate instructions.

         Class A Shares of each Fund are sold with a front-end sales charge. As described in the Prospectus for Class A Shares of the Funds, a front-end sales charge will not be imposed on certain types of transactions and/or investors (provided the status of the investment is explained at the time of investment). These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

         Class B Shares of each of the Funds are sold without a front-end sales charge, but are subject to a contingent deferred sales charge. As described in the Prospectus for Class B Shares, the contingent deferred sales charge is not charged on certain types of redemptions. You must explain the status of your redemption at the time you redeem your shares in order to receive the sales charge exemption.

         Boatmen's and/or the Distributor may charge certain fees for acting as Custodian for IRAs or 401k retirement plans, payment of which could require the liquidation of shares. Consult the appropriate form for a description of these fees. Purchases for IRA accounts or 401k retirement plans will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds.

SUPPLEMENTARY REDEMPTION INFORMATION

         An investor whose shares are purchased through accounts at Boatmen's or its affiliates or a Service Organization may redeem all or part of his or her shares in accordance with instructions pertaining to such accounts. Shares in a Fund for which orders placed by Boatmen's or its affiliates, a Service Organization or individual investor for wire redemption are received on a business day before the close of regular trading hours on the New York Stock Exchange (currently 3:00 p.m. Central time) will be redeemed as of the close of regular trading on such Exchange and the proceeds of redemption (less any applicable contingent deferred sales charge) will normally be wired in federal funds on the next business day to the commercial bank specified by the individual investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent), or to the Service Organization through which the investment was made. To qualify to use the wire redemption privilege with the Trust, the payment for shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Shares in the Funds for which orders for wire redemption are received by the Trust after the close of regular trading hours on the New York Stock Exchange or on a non-business day will be redeemed as of the close of regular trading on such Exchange on the next day on which shares of the particular Fund are priced and the proceeds (less any applicable contingent deferred sales charge) will normally be wired in federal funds on the next business day thereafter. Redemption proceeds (less any applicable contingent deferred sales charge) will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

         To change the commercial bank or account designated to receive redemption proceeds from Class A Shares or Class B Shares a written request must be sent to The Pilot Funds, c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219. Such request must be signed by each shareholder, with each signature guaranteed as described in the Funds' Prospectuses. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature.

         For processing redemptions or to change wiring instructions with the Trust, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

EXCHANGE PRIVILEGE

         The Trust offers an exchange privilege whereby investors may exchange all or part of their Class A Shares for Class A Shares of other portfolios of the Trust; Class B Shares for Class B Shares of the other Funds; and Pilot Shares for Pilot Shares of the other Funds and the other investment portfolios of the Trust. By use of this exchange privilege, the investor authorizes the Transfer Agent to act on telephonic or written exchange instructions from any person representing himself or herself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time subject to applicable regulatory restrictions. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his or her basis in such shares at the time of the transaction.

         Exchange transactions described in Paragraphs A, B and C below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction. Paragraphs A, B and C relate only to whether a front-end sales charge will be imposed, not to whether a particular exchange transaction is permissible or impermissible.

A. Class A Shares, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a front-end sales charge for Class A Shares of any non-money market investment portfolio of the Trust.

B. Shares of any investment portfolio of the Trust acquired by a previous exchange transaction involving shares on which a front-end sales charge has directly or indirectly been paid (e.g., Class A Shares issued in connection with an exchange transaction involving Class A Shares), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a front-end sales charge for Class A Shares of any other non-money market investment portfolio of the Trust. To accomplish an exchange transaction under the provisions of this Paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

C. Class A Shares of any non-money market portfolio acquired in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with Boatmen's or its affiliates may be exchanged without a front-end sales charge for Class A Shares of any non-money market investment portfolio of the Trust.

         Class B Shares acquired pursuant to an exchange transaction will continue to be subject to a contingent deferred sales charge. However, Class B Shares may be exchanged for other Class B Shares without the payment of a contingent deferred sales charge at the time of exchange. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Class B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange.

         In addition, as described in the Prospectuses, under certain circumstances exchange transactions between Class A Shares and Pilot Shares in the same Fund may be permitted without the payment of a front-end sales charge.

         Except as stated above, a front-end sales charge will be imposed when shares of any investment portfolio of the Trust that were purchased or otherwise acquired without a front-end sales charge are exchanged for shares of a non-money market investment portfolio of the Trust subject to such a front-end charge.

         Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolios from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

RIGHT OF ACCUMULATION AND STATEMENT OF INTENTION

         For the purpose of applying the Right of Accumulation or Statement of Intention privileges available to certain Class A Share investors in the Funds as described in the Prospectus, the scale of sales charges applies to purchases of Class A Shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children; or a trustee or other fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) although more than one beneficiary is involved; or "a qualified group" which has been organized for the purpose of buying redeemable securities of a registered investment company at a discount, provided that the purchases are made through a central administrator or a single dealer, or by other means which result in economy of sales effort or expense. A "qualified group" must have more than 10 members, must be available to arrange for group meetings between representatives of the Funds and the members, and must be able to arrange for mailings to members at reduced or no cost to the Distributor.

MISCELLANEOUS

         Certificates for shares will not be issued.


         With respect to the Funds, a "business day" is a day on which the New York Stock Exchange is open for trading, and includes Martin Luther King, Jr. Day, Columbus Day and Veterans Day. The scheduled 1997 holidays on which the New York Stock Exchange is closed are: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted by applicable rules and regulations of the Securities and Exchange Commission, (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the shareholders of the Funds, or (iv) at any other time when the Funds may, under applicable laws and regulations, suspend payment on the redemption of its shares. The Trust may also suspend or postpone the recordation of the transfer of its shares under any of the foregoing circumstances.

         The Trust reserves the right to require a shareholder to redeem involuntarily shares in an account (other than an IRA or Qualified Retirement Plan account) if the balance held of record by the shareholder drops below $1,000 and such shareholder does not increase such balance to $1,000 or more upon 30 days' notice. The Trust will not require a shareholder to redeem shares of a Fund if the balance held of record by the shareholder is less than $1,000 solely because of a decline in the net asset value of the Fund's shares or because the shareholder has made an initial investment in a lower amount as provided for in the Funds' Prospectuses. The Trust may also redeem shares involuntarily if such redemption is appropriate to carry out the Trust's responsibilities under the 1940 Act.

         The Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds' Prospectuses from time to time.

IN KIND PURCHASES

         Payment for shares of a Fund may, in the discretion of Boatmen's, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment, contact Boatmen's. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

REDEMPTIONS IN KIND

         If the Board of Trustees determines that conditions exist which make payment of redemptions proceeds wholly in cash unwise or undesirable, the Trust may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. Each Fund may commit that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.


                      CALCULATION OF PERFORMANCE QUOTATIONS

         From time to time, the yields and the total returns of the Funds may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information with respect to the Funds is generally available by calling (800) 71-PILOT. Yields and total returns as reported in the following publications may be used to compare the performance of the Funds or any one of them to that of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds: Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal.

         From time to time, the Funds may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.

         In addition, in such communication, Boatmen's may offer opinions on current economic conditions.

YIELD CALCULATION

         The yields for the respective share classes of a Fund are calculated separately by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share (including the maximum front-end sales charge of 4.50% for Class A Shares) on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period with respect to a particular class is based on the average daily number of shares outstanding in the class during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that class minus expenses accrued for the period attributable to the class, net of reimbursements. This calculation can be expressed as follows:

                         a-b
        Yield  =  2 [ ( - - - - +  1)(6)  - 1].
                         cd

Where:   a        = dividends and interest earned during the period.
         b        = expenses accrued for the period (net of reimbursements).
         c        = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d        = maximum offering price per share on the last day of the
                    period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security.

         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter.

    The 30-day yield for each Fund as of August 31, 1996 was as follows:

     -------------------------------------------------------------------------------------------
                                                 Class A Shares   Class B Shares   Pilot Shares
     -------------------------------------------------------------------------------------------
     Pilot Small Capitalization Equity Fund           0.71%              0.01%        0.99%
     -------------------------------------------------------------------------------------------
     Pilot Equity Income Fund                         2.92%              2.29%        3.32%
     -------------------------------------------------------------------------------------------
     Pilot Growth and Income Fund                     1.40%              0.73%        1.72%
     -------------------------------------------------------------------------------------------

TOTAL RETURN CALCULATIONS

         Each Fund computes its average annual total return separately for its separate share classes by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                  ERV
         T  =  [ ( - - - - ) 1/n  - 1]
                  P

         Where:  T       =   average annual total return.
               ERV       =   ending redeemable value at the end of the period
                             covered by the computation of a hypothetical $1,000
                             payment made at the beginning of the period.
                   P     =   hypothetical initial payment of $1,000.
                   n     =   period covered by the computation, expressed in
                             terms of years.

         Each Fund computes its aggregate total returns separately for its separate share classes by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. The formula for calculating aggregate total return is as follows:


                                          ERV
         aggregate total return  =  ( - - - -)  - 1
                                            P


         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, a Fund's average annual total return and aggregate total return quotations reflect the deduction of the maximum front-end sales charge in connection with the purchase of Class A Shares and the deduction of any applicable contingent deferred sales charge with respect to Class B Shares.

         Each Fund may also advertise total return data without reflecting sales charges in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect such sales charges will, of course, be higher than quotations that do.

         Unlike bank deposits or other investments that pay a fixed yield or return for a stated period of time, the return for a Fund will fluctuate from time to time and does not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions, as well as the expenses allocated to each Fund. The return of a Fund may not be readily comparable to other investment alternatives because of differences in the foregoing variables and the methods used to value portfolio securities, compute expenses and calculate return.

         Average annual total return, aggregate total return, yield and tax equivalent yield are calculated separately for Pilot Shares, Class A Shares and Class B Shares. Pilot Shares, Class A Shares and Class B Shares are subject to different fees and expenses and may have different performance for the same period.

         The aggregate total return for each of the Funds since its inception as of August 31, 1996 was as follows:

          ---------------------------------------------------------------------------------------------------
                                                      Class A Shares       Class B Shares     Pilot Shares
          ---------------------------------------------------------------------------------------------------
          Pilot Growth and Income Fund                      23.29%            28.24%              36.30%
          ---------------------------------------------------------------------------------------------------
          Pilot Equity Income Fund                          25.06%            31.34%              35.93%
          ---------------------------------------------------------------------------------------------------
          Pilot Small Capitalization Equity Fund             2.09%             2.15%               7.37%
          ---------------------------------------------------------------------------------------------------


         For the fiscal year ended August 31, 1996, the average annual total return for each of the Funds was as follows:

          -----------------------------------------------------------------------------------------------------
                                                         Class A Shares       Class B Shares     Pilot Shares
          -----------------------------------------------------------------------------------------------------
          Pilot Growth and Income Fund                      10.33%                 10.25%          15.79%
          -----------------------------------------------------------------------------------------------------
          Pilot Equity Income Fund                          10.83%                 10.81%          16.49%
          -----------------------------------------------------------------------------------------------------
          Pilot Small Capitalization Equity Fund             N/A                    N/A             N/A
          -----------------------------------------------------------------------------------------------------


         For the fiscal year ended August 31, 1996, the average annual total return since inception of the Funds was as follows:

          ------------------------------------------------------------------------------------------------------
                                                         Class A Shares    Class B Shares     Pilot Shares
          ------------------------------------------------------------------------------------------------------
          Pilot Growth and Income Fund                       14.38%             15.12%           18.59%
          ------------------------------------------------------------------------------------------------------
          Pilot Equity Income Fund                           15.37%             18.14%           18.41%
          ------------------------------------------------------------------------------------------------------
          Pilot Small Capitalization Equity Fund              2.09%              2.15%            7.37%
          ------------------------------------------------------------------------------------------------------

                                 TAX INFORMATION

         Each Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification does not involve supervision of management or investment practices by any governmental agency or bureau.

         In order to qualify as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (such as gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its annual gross income from the sale or other disposition of: (i) stock or securities, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or foreign currency options, futures or forward contracts) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities), held less than three months (the "30% Limitation"); and (c) diversify its holdings so that, at the end of each quarter of its taxable year:
(i) at least 50% of the market value of the Fund's total assets is represented by cash and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer.

         Each Fund, as a regulated investment company, generally should not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are distributed to shareholders in any taxable year, provided that the Fund distributes at least 90% of its investment company taxable income and its net tax-exempt interest income, if any, each taxable year. In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not taking into account any capital gains or loss) for such year, at least 98% of the excess of its capital gains over its capital losses (adjusted for certain ordinary losses) computed on the basis of the one-year period ending on October 31 of such year, and any ordinary income and capital gains for previous years that were not distributed during those years. A distribution, including an "exempt-interest dividend," will be treated as having been paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

         The Trust intends that the Municipal Bond Funds will each qualify under the Code to pay "exempt-interest dividends" to their respective shareholders. A Municipal Bond Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from federal income tax. To the extent that dividends distributed by a Fund to each of its shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from the gross income of the shareholders for federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total income is large enough to result in taxation of up to one-half (85%, for taxable years beginning after 1993) of their social security benefits and certain railroad retirement benefits. It should also be noted that tax-exempt interest on private activity bonds in which each of the Municipal Bond Funds may invest generally is treated as a tax preference item for purposes of the alternative minimum tax for corporate and individual shareholders. Each Municipal Bond Fund will inform its respective shareholders annually as to the portion of the distributions from the Fund which constituted "exempt-interest dividends."

         Dividends paid out of a Fund's investment company taxable income will be treated as ordinary income in the hands of shareholders. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may qualify for the corporate dividends-received deduction.

Distributions of net capital gains, if any, which are designated as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders, and are not eligible for the corporate dividends-received deduction. Net capital gains for a taxable year are computed by taking into account any capital loss carry-forward of a Fund.

         Distributions of investment company taxable income and net capital gains will be taxable as described above, whether received in additional shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis in each share so received equal to the net asset value of such share on the reinvestment date.

         Investments by a Fund in zero coupon securities (other than tax-exempt zero coupon securities) will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which a Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Similarly, investments in tax-exempt zero coupon securities will result in a Fund accruing tax-exempt income each year that the securities are held, even though the Fund receives no cash payments of tax-exempt interest. This tax-exempt income is included in determining the amount of net tax-exempt interest income which a Fund must distribute to maintain its status as a regulated investment company.

         Gain derived by a Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price), including tax-exempt market discount bonds, held by the Fund will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

         The taxation of equity options and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options, futures contracts and forward contracts in which a Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to its shareholders.

         Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle position.

         Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a Fund that did not engage in such hedging transactions.

         The 30% Limitation and the diversification requirements applicable to each Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and forward contracts.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables, or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

         Each Fund which invests in foreign equity securities may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, a Fund may be able to elect to mark to market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and any resulting loss would not be recognized.

         Any gain or loss realized by a shareholder upon the sale or other disposition of shares, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares in each of the Municipal Bond Funds with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholders for less than six months.

         Under the Code, a shareholder may not deduct that portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends (such as the shares of each of the Municipal Bond Funds) which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends (excluding net capital gain dividends) received by the shareholder. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered to be used to purchase or carry particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to such purchase.

         Each Fund which invests in foreign securities may be subject to foreign withholding taxes on its investments in such securities. These taxes may be reduced under the terms of applicable tax treaties, and each Fund intends to satisfy any procedural requirements to qualify for benefits under these treaties. In the unlikely event that more than 50% of the value of its total assets at the close of a taxable year is composed of stock or securities of foreign corporations, a Fund may make an election under Code Section 853 to permit its shareholders (subject to limitations) to claim a credit or deduction on their federal income tax returns for their pro rata portion of qualified taxes paid by that Fund in foreign countries. In the event such an election is made, shareholders would be required to include their pro rata portion of such taxes in gross income and may be entitled to claim a foreign tax credit or deduction for the taxes, subject to certain limitations under the Code. Shareholders who are precluded from taking such credits or deductions will nevertheless be taxed on their pro rata share of the foreign taxes included in their gross income, unless they are otherwise exempt from federal income taxes. It is not expected, however, that more than 50% of any Fund's total assets will consist of stock or securities of foreign corporations and, consequently, it is not expected that shareholders will be eligible to claim a foreign tax credit or deduction with respect to foreign taxes paid by any Fund.

         Each Fund will be required to report to the Internal Revenue Services (the "IRS") all taxable distributions (except in the case of certain exempt shareholders). Under the backup withholding provisions of Code Section 3406, all such distributions may be subject to withholding of federal income tax at the rate of 31%. This tax generally would be withheld if: (a) the payee fails to furnish a Fund with the payee's taxpayer identification number ("TIN") under penalties of perjury, (b) the IRS notifies a Fund that the TIN furnished by the payee is incorrect, (c) the IRS notifies a Fund that the payee has failed to properly report interest or dividend income to the IRS, or (d) when required to do so, the payee fails to certify under penalties of perjury that it is not subject to backup withholding. An individual's TIN is his or her social security number. The Trust may refuse to accept an application that does not contain any required TIN or certification that the number provided is correct. If the withholding provisions are applicable, any distributions, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax consequences of an investment in a Fund.

         The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable U.S. income tax treaty) on certain distributions.

STATE AND LOCAL

         The Funds may be subject to state or local taxes in jurisdictions in which the Funds may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Trust and its shareholders under such laws may differ from their treatment under Federal income tax laws. Also, an investment in the Funds may have different tax consequences for shareholders than would a direct investment in the securities held by the Funds. Shareholders should consult their own tax advisers concerning these matters. For example, in such states or localities, it may be appropriate for shareholders to review with their tax advisers the state income tax consequences of investment by the Funds in securities issued or guaranteed as to principal and interest by the U.S. Government or its various agencies or instrumentalities, portfolio repurchase agreements, and securities loans.


                         ORGANIZATION AND CAPITALIZATION

         The Trust is a Massachusetts business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 15, 1982, as amended (the "Declaration of Trust") under the name Centerland Fund. On June 1, 1994, the name of the Trust was changed to The Pilot Funds. Each shareholder is deemed to have expressly assented and agreed to the terms of the Declaration of Trust and is deemed to be a party thereto. The authorized capital of the Trust consists of an unlimited number of units of beneficial interest which are referred to as "shares" in this Statement of Additional Information. The Trustees have authority under the Declaration of Trust to create and classify shares of beneficial interest in separate series ("Funds") without further action by shareholders. The Trustees have established fourteen Funds, four of which are offered herein and known as Pilot Growth and Income Fund, Pilot Equity Income Fund, Pilot Growth Fund and Pilot Small Capitalization Equity Fund. Each share of each Fund has a par value of $.001. It represents an equal proportionate interest in that Fund with each other share, and is entitled to such distributions out of the income belonging to the Fund as are declared by the Trustees. Upon the liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund available for distribution. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series or Fund of shares into one or more classes. The Trustees have authorized the issuance of three classes of each of the Funds: Pilot Shares, Class A Shares and Class B Shares.

         Except as noted above with respect to the Distribution Plans for Class A Shares and Class B Shares, shares of the Funds bear the same types of ongoing expenses with respect to the Fund to which they belong. In addition, Class A Shares are subject to a front-end sales charge and Class B Shares are subject to a contingent deferred sales charge as described in the Prospectuses. The Classes also have different exchange privileges, and Class B Shares are subject to conversion as described in the Prospectus for those shares. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Trust's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder, except that Class A Shares of a particular Fund will be solely responsible for that Fund's payments pursuant to the Distribution Plan for those shares and Class B Shares of a particular Fund will be solely responsible for that Fund's payments pursuant to the Distribution Plan for those shares.

         Each Pilot Share, Class A Share and Class B Share is entitled to one vote. Fractional shares are entitled to proportionate fractional votes. Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Class A Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to such Fund's Distribution Plan for Class A Shares and only Class B Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to such Fund's Distribution Plan for Class B Shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Trust, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to particular investment portfolios.

         Shares have neither cumulative voting rights nor any preemptive rights and only such conversion and exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and nonassessable, except as expressly set forth below.

         The Trust Agreement provides for shareholder voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of the Trustee or successor thereto, and until the election and qualification of his successor, if any, elected at that meeting, or until the Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

         As of the date of this Statement of Additional Information, the Trustees and officers of the Trust owned beneficially less than 1% of the outstanding shares of the Funds.

SHAREHOLDER AND TRUSTEE LIABILITY

         The Trust is an entity of the type commonly known as a "Massachusetts business trust," which is the form in which many mutual funds are organized. Shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against a shareholder for any act or obligation of the Trust, and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is not material.

         The Declaration of Trust provides that the Trustees of the Trust shall not be liable for any action taken by them in good faith, and that they shall be fully protected in relying in good faith upon the records of the Trust and upon reports made to the Trust by persons selected in good faith by the Trustees as qualified to make such reports. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust provides that the Trust will indemnify Trustees and officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Trust, unless it is determined, in the manner provided in the Declaration of Trust, that they have not acted in good faith in the reasonable belief that, in the case of conduct in their official capacity with the Trust, their conduct was in the best interests of the Trust and that, in all other cases, their conduct was at least not opposed to the best interest of the Trust (and that, in the case of any criminal proceeding, they had no reasonable cause to believe that the conduct was unlawful). However, nothing in the Declaration of Trust or the By-Laws protects or indemnifies Trustees or officers against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

         No series of the Trust is liable for the liabilities or obligations of any other series of the Trust.


                                    CUSTODIAN

         Boatmen's Trust Company, 100 North Broadway, St. Louis, Missouri 63178-4737 is the custodian of the Funds' assets.


                       INDEPENDENT ACCOUNTANTS AND COUNSEL

         Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Funds. In addition to providing audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns and provides consultation and assistance on accounting, internal control and related matters.

         Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, serves as general counsel to the Trust.


                                  MISCELLANEOUS


         Based on holdings and total shares outstanding as of October 23, 1996, the following persons would own beneficially or of record 5% or more of the outstanding shares as indicated in the table below:




                                           Class and Amount of     Percentage of
                                            Shares Owned and     Total Outstanding
Name and Address                            Type of Ownership        Shares
----------------                           -------------------   -----------------
PILOT GROWTH FUND                            385,650.273
   Boatmen's Bancshares                      Pilot Class
   Ret Plan                                  (Beneficial)             7.30%
   c/o Boatmen's Trust Co.
   100 N. Broadway
   St. Louis, MO  63178

PILOT SMALL CAPITALIZATION EQUITY FUND       477,591.364
   S Woods Trust                             Pilot Class
   c/o Boatmen's Trust Co.                   (Beneficial)             6.24%
   100 N. Broadway
   St. Louis, MO 63178

PILOT GROWTH AND INCOME FUND
CNOM & CO                                   11,662,357.427           45.22%
Boatmen's Trust CO                           Pilot Class
P.O. Box 500409                                (Record)
St. Louis, Missouri 63150-0409

BOAT & CO                                   11,156,583.210           43.26%
Boatmen's Trust CO                           Pilot Class
P.O. Box 14737                                 (Record)
St. Louis, Missouri 63178-0409

RODAC & CO                                  2,765,759.624            10.72%
Boatmen's Trust CO                           Pilot Class
P.O. Box 500409                                (Record)
St. Louis, Missouri 63150-0409

PILOT EQUITY INCOME FUND
CNOM & CO                                   9,434,985.590            89.23%
Boatmen's Trust CO                           Pilot Class
P.O. Box 500409                               (Record)
St. Louis, Missouri 63150-0409

RODAC & CO                                  1,052,496.407             9.93%
Boatmen's Trust CO                           Pilot Class
P.O. Box 500409                               (Record)
St. Louis, Missouri 63150-0409

PILOT GROWTH FUND
BOAT & CO                                   4,874,124.613            93.72%
Boatmen's Trust CO                           Pilot Class
P.O. Box 14737                                 (Record)
St. Louis, Missouri 63178-0409

PILOT SMALL CAP FUND
CNOM & CO                                  5,918,041.267            78.94%
Boatmen's Trust CO                           Pilot Class
P.O. Box 500409                                (Record)
St. Louis, Missouri 63150-0409

RODAC & CO                                 1,169,566.381            15.60%
Boatmen's Trust CO                           Pilot Class
P.O. Box 500409                                (Record)
St. Louis, Missouri 63150-0409


Nature of Ownership. Except with respect to certain defined benefit plans sponsored by Boatmen's and its affiliates, (a) none of Boatmen's, or any of its affiliates has any economic interest in any of the shares held of record by them and (b) all such shares are held by them for the benefit of others in a trust, agency or other fiduciary or representative capacity.

                                    APPENDIX

                       DESCRIPTION OF SECURITIES RATINGS(1)

MOODY'S INVESTORS SERVICE, INC.

         Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than with Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers, 1, 2, and 3 in the Aa, A and Baa categories. The modifier 1 indicates that the security ranks in the higher end of the applicable category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the category.

         Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). The distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are upper most in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

         MIG-1--Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

         MIG-2--Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well-established.


-----------------------------
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Funds' taxable year ends.

         A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met. VMIG-1, VMIG-2 and VMIG-3 ratings carry the same definitions as MIG-1, MIG-2 and MIG-3, respectively.

STANDARD & POOR'S CORPORATION(2)

         AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. This rating indicates an extremely strong capacity to pay and interest and repay principal.

         AA: Debt rated AA also has a very strong capacity to pay interest and repay principal, and in the majority of instances it differs from AAA issues only in small degree. The ratings in AA may be modified by the addition of a plus ("+") or minus ("-") sign to show relative standing within the major rating categories.

         A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Municipal notes issued since July 29, 1984 are rated "SP-1," "SP-2," and "SP-3." The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus ("+") sign is added to those issues determined to possess overwhelming safe characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest, while an SP-3 designation indicates speculative capacity to pay principal and interest.

DUFF & PHELPS

         AAA: Instruments rated AAA are of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA+, AA, AA-: Instruments bearing these designations are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-: Protection factors for instruments bearing these designations are average but adequate. However, risk factors are more variable and greater in period of economic stress.

         BBB+, BBB, BBB-: Protection factors for instruments bearing these designations are below average but still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

         Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured Financings are also rated on this scale.


---------------------------
(2) Rates all governmental bodies having $1,000,000 or more of debt outstanding, unless adequate information is not available.

FITCH INVESTORS SERVICE, INC.

         AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

         A: Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB: Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefor impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus ("+") and minus ("-") signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used within the "AAA" category. Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evaluating," where ratings may be raised or lowered. FitchAlert is relatively short-term and should be resolved within 12 months.

IBCA, INC.

         AAA: Obligations rated AAA are obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are likely to increase investment risk significantly.

         AA: Obligations rated AA are obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A: Obligations rated A are obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic, or financial conditions may lead to increased investment risk.

         BBB: Obligations rated BBB are obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

         "+" or "-" may be appended to denote relative status within major rating categories. Rating Watch highlights an emerging situation which may materially affect the profile of a rated corporation.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICES, INC.

         P-1: Issuers have a superior capacity for repayment of short-term promissory obligations. Prime-1 or P-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well-established industries.

         High rates of return on funds employed.

         Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         Well-established access to a range of financial markets and assured sources of alternate liquidity.

         P-2: Issuers have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         P-3: Issuers have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION

         A-1: Standard & Poor's Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus ("+") sign designation.

         A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

DUFF & PHELPS

         DUFF 1 PLUS: These instruments bear the highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         DUFF 1: These instruments bear very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

         DUFF 1 MINUS: These instruments bear high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         DUFF 2: These instruments bear good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         DUFF 3: These instruments bear satisfactory liquidity and other protection factors which qualify an issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

FITCH INVESTORS SERVICE, INC.

         F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

         F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

IBCA, INC.

         A1+: Obligations supported by the highest capacity for timely repayment.

         A1: Obligations supported by a very strong capacity for timely repayment.

         A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

         B1: Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

         "+" or "-" may be appended to denote relative status within major rating categories. Rating Watch highlights an emerging situation which may materially affect the profile of a rated corporation.


                                 THE PILOT FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                NOVEMBER 30, 1996
                                   (UNAUDITED)

                                                                        DIVERSIFIED
                                                                        BOND INCOME                GROWTH
                                                                            FUND                    FUND
                                                                        ------------             ------------


ASSETS:
Investments, at value (Cost $121,610,370 and $43,006,302,
     respectively)                                                   $   124,613,605          $    53,812,030
Repurchase agreements, at cost                                                63,498                   42,817
                                                                     ---------------          ---------------
                                                                         124,677,103               53,854,847
Interest and dividend receivable                                           1,547,604                   66,669
Receivable for capital shares sold                                            68,426                      124
Prepaid expenses                                                              53,036                   50,298
                                                                     ---------------          ---------------
          Total Assets                                                   126,346,169               53,971,938
                                                                     ---------------          ---------------
LIABILITIES:
Dividends payable                                                            587,496                   15,976
Payable for investments purchased                                               --                     11,473
Accrued expenses and other payables:
     Investment advisory fees                                                 50,055                   29,067
     Administration fees                                                      11,329                    4,727
     Transfer agent fees                                                       5,752                    3,763
     Legal and audit fees                                                     21,151                   10,342
     Printing costs                                                           15,763                    5,774
     Other                                                                    12,236                    5,906
                                                                     ---------------          ---------------
          Total Liabilities                                                  703,782                   87,028
                                                                     ---------------          ---------------
NET ASSETS                                                           $   125,642,387          $    53,884,910
                                                                     ---------------          ---------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
     SHARE ($1.00 PAR VALUE, UNLIMITED NUMBER OF SHARES
     AUTHORIZED):

PILOT SHARES:
Net assets                                                           $   125,409,529          $    53,798,752
Shares of beneficial interest issued and outstanding                      12,314,943                5,260,946
Net asset value                                                      $         10.18          $         10.23

CLASS A SHARES:
Net assets                                                           $       156,756          $        22,859
Shares of beneficial interest issued and outstanding                          15,386                    2,235
Net asset value                                                      $         10.19          $         10.23
Sales Charge----4.50% of offering price                              $          0.48          $          0.48
Maximum Offering Price                                               $         10.67          $         10.71

CLASS B SHARES:
Net assets                                                           $        76,102          $        63,299
Shares of beneficial interest issued and outstanding                           7,473                    6,196
Net asset value                                                      $         10.18          $         10.22

COMPOSITION OF NET ASSETS:
Capital                                                              $   122,230,628          $    41,787,418
Undistributed net investment income                                             --                     10,840
Net unrealized appreciation from investments                               3,003,235               10,805,728
Accumulated undistributed net realized gains
     from investment transactions                                            408,524                1,280,924
                                                                     ---------------          ---------------
          Net Assets                                                 $   125,642,387          $    53,884,910
                                                                     ===============          ===============

See notes to financial statements.

                                 THE PILOT FUNDS
                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED NOVEMBER, 1996 (a)
                                   (UNAUDITED)


                                                                             DIVERSIFIED
                                                                                 BOND                  GROWTH
                                                                                 FUND                   FUND
                                                                          ----------------         -------------

INVESTMENT INCOME:
Interest income                                                           $        893,248         $        --
Dividend income                                                                       --                  85,531
                                                                          ----------------         -------------
       Total Income                                                                893,248                85,531
                                                                          ----------------         -------------
EXPENSES:
Investment advisory fees                                                            66,161                50,887
Administration fees                                                                 15,469                 6,439
Custodian and accounting fees                                                        6,282                 2,466
Distribution expenses (Class A Shares)                                                --                       3
Distribution expenses (Class B Shares)                                                --                      31
Audit fees                                                                           2,706                 3,526
Trustees' fees and expenses                                                            779                   328
Transfer agent fees                                                                  2,870                 1,517
Registration and filing fees                                                         6,478                 6,478
Printing costs                                                                        --                     656
Other                                                                                  573                   368
                                                                          ----------------         -------------

       Total expenses before expenses voluntarily reduced                          101,318                72,699

       Expenses voluntarily reduced                                                 (9,979)              (13,984)
                                                                          ----------------         -------------
       Total Expenses                                                               91,339                58,715
                                                                          ----------------         -------------
Net Investment Income                                                              801,909                26,816
                                                                          ----------------         -------------

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions                                    408,524             1,280,924
Net change in unrealized appreciation (depreciation) from investments            1,857,764              (116,517)
                                                                          ----------------         -------------
Net realized/unrealized gains from investments                                   2,266,288             1,164,407
                                                                          ----------------         -------------
Change in net assets resulting
       from operations                                                    $      3,068,197         $   1,191,223
                                                                          ================         =============

(a) for the period October 21, 1996 (commencement of operations) to November 30, 1996.

See notes to financial statements.

                                 THE PILOT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                   FOR THE PERIOD ENDED NOVEMBER 30, 1996 (a)
                                  (UNAUDITED)
                                                         DIVERSIFIED BOND
                                                           INCOME FUND                   GROWTH FUND
                                                           -------------                -------------

FROM INVESTMENT ACTIVITIES:
OPERATIONS:
     Net investment income                               $       801,909               $       26,816
     Net realized gains from investment
           transactions                                          408,524                    1,280,924
     Net change in unrealized appreciation
            (depreciation) from investments                    1,857,764                     (116,517)
                                                         ---------------               --------------
Change in net assets
     resulting from operations                                 3,068,197                    1,191,223
                                                         ---------------               --------------
DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income
           Pilot Shares                                         (801,743)                     (15,972)
           Class A Shares                                            (72)                          (4)
           Class B Shares                                            (94)                        --
                                                         ---------------               --------------
Total Distributions to Shareholders                             (801,909)                     (15,976)
                                                         ---------------               --------------
PORTFOLIO SHARE TRANSACTIONS:
     Proceeds from shares issued                             135,395,210                   55,635,902
     Dividends reinvested                                        187,582                         --
     Cost of shares redeemed                                 (12,206,693)                  (2,926,239)
                                                         ---------------               --------------
Net increase in net assets
     from Portfolio share transactions                       123,376,099                   52,709,663
                                                         ---------------               --------------
Total Increase                                               125,642,387                   53,884,910
NET ASSETS:
     Beginning of period                                            --                           --
                                                         ---------------               --------------
     End of period                                       $   125,642,387               $   53,884,910
                                                         ===============               ==============

SHARE TRANSACTIONS:
     Issued                                                   13,535,946                    5,565,768
     Reinvested                                                   18,646                         --
     Redeemed                                                 (1,216,790)                    (296,391)
                                                         ---------------               --------------
Change in shares                                              12,337,802                    5,269,377
                                                         ===============               ==============

(a) For the period October 21, 1996 (commencement of operations) to November 30, 1996.

See notes to financial statements.

THE PILOT FUNDS

--------------------------------------------------------------------------------

Notes to Financial Statements
November 30, 1996 (Unaudited)

--------------------------------------------------------------------------------

1. GENERAL

The Pilot Growth Fund and Pilot Diversified Bond Income Fund are separate portfolios (individually, a "Portfolio"; collectively, the "Portfolios") of The Pilot Funds (the "Fund"). The Fund is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Both of the Portfolios are diversified. The Fund currently offers fourteen Portfolios. The accompanying financial statements are those of the two Portfolios only.

The Portfolios each offer three classes of shares: Pilot Shares, Class A Shares, and Class B Shares. Each class of shares is substantially the same, except that Class A Shares and Class B Shares bear the fees payable under the Fund's Distribution Plan.

The Fund entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") with FUNDS IV Trust ("FUNDS IV"), a Massachusetts business trust. The agreement contemplates that each of six investment portfolios of FUNDS IV will transfer substantially all of the assets and liabilities of FUNDS IV to a corresponding Portfolio of the Fund. The Board of Trustees of FUNDS IV and the FUNDS IV shareholders, at a special shareholder meeting held September 17, 1996, each approved the Reorganization Agreement which became effective October 21, 1996. Pursuant to the Reorganization Agreement, the Aggressive Stock Appreciation Fund of FUNDS IV transferred substantially all of its assets and liabilities to the Pilot Growth Fund; and the Bond Income Fund and Intermediate Bond Income Fund of FUNDS IV transferred substantially all of their assets and liabilities to the Pilot Diversified Bond Income Fund. All such transfers were in exchange for Pilot Shares of each respective Portfolio.

The Growth Fund seeks to provide long-term capital growth through investments primarily in equity securities, and the Diversified Bond Income Fund seeks current income consistent with preservation of capital by investing primarily in debt securities.

Boatmen's Trust Company ("Boatmen's") serves as the Fund's investment adviser and custodian. BISYS Fund Services Limited Partnership ("BISYS") serves as the Fund's administrator and Pilot Funds Distributor Inc. (the "Distributor"), an affiliate of BISYS, serves as the distributor of the Fund's shares. BISYS is a wholly-owned subsidiary of The BISYS Group, Inc.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Investment Valuation

Portfolio securities are valued as follows: (a) securities that are traded on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ prior to the Portfolio's valuation time; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked price and securities traded on a foreign exchange will be valued at the official bid price; (b) over-the-counter stocks not quoted on NASDAQ are valued at the last sale price prior to the Portfolio's valuation time or, if no sale occurs, at the mean between the last bid and asked price; (c) debt securities are valued by a pricing service selected by Boatmen's and approved by the Trustees of the Fund; these prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by Boatmen's to be representative of market values at the Portfolio's valuation time; and (d) all other securities and assets, for which quotations supplied are not representative of current market values or for which quotations are not readily available, are valued at fair value as determined in good faith pursuant to procedures established by the Trustees of the Fund. Money market instruments held by a Portfolio with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

B. Repurchase Agreements

The custodian for the Portfolios and other banks acting in a subcustodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, is not less than 102% of the repurchase price, including accrued interest. In the event of the seller's default of the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

C. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses from sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums on investments, is accrued daily. Investment income of each Portfolio is allocated to the separate classes of shares based upon their relative net assets.

D. Dividends to Shareholders

Dividends of Growth Fund are declared monthly and paid monthly and dividends of Diversified Bond Income Fund are declared daily and paid monthly. Distributions of net realized gains, if any, will be paid at least annually. However, to the extent that net realized gains of a Portfolio can be offset by capital loss carryovers, such gains will not be distributed. Dividends and distributions are recorded by the Portfolios on the ex-dividend date.

E. Federal Taxes

It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its shareholders. Accordingly, no federal tax provisions are required.

F. Organizational Expenses

Costs incurred by the Fund in connection with its organization and registration of shares have been deferred and are amortized using the straight line method over a period not to exceed five years from the commencement of the public offering of shares of the Portfolios.

G. Expenses

Expenses incurred by the Fund that do not specifically relate to an individual portfolio of the Fund are allocated to the portfolios based on each portfolio's relative net assets. The expenses of each Portfolio (other than expenses incurred pursuant to the Distribution Plans) are allocated to the separate classes of shares based upon their relative net assets.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

A. Advisory Agreement

Boatmen's is the investment adviser for each Portfolio pursuant to separate Investment Advisory Agreements and is responsible for managing the investment operations of the Portfolios. For its services, Boatmen's is entitled to a fee, accrued daily and paid monthly, at an annual rate equal to 0.75% of the average daily net assets of the Growth Fund and 0.55% of the Diversified Bond Income Fund. For the period ended November 30, 1996, Boatmen's voluntarily waived a portion of its fees as investment adviser. The fee waivers were $13,984 for the Growth Fund and $9,979 for the Diversified Bond Income Fund for the period from October 21, 1996 (commencement of operations) to November 30, 1996.

B. Administration Agreement

The Portfolios have entered into an Administration Agreement with BISYS. Pursuant to the terms of this agreement, BISYS is responsible for assisting in all aspects of the operations of each of the Portfolios. For its services, BISYS is entitled to a fee, accrued daily and paid monthly, at an annual rate of 0.115% of the first $1.5 billion of the aggregate average net assets of all of the portfolios constituting the Fund, plus 0.11% of the next $1.5 billion of such assets, plus 0.1075% of such assets in excess of $3.0 billion. BISYS may voluntarily waive a portion of its fees; however, for the period ended November 30, 1996, BISYS did not voluntarily waive any fees as administrator.

C. Distribution Agreements

The Portfolios adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act for its Class A and Class B Shares. Under these Plans, the Distributor receives payments for distribution and support services. The Distribution Plan for Class A Shares authorizes payments to the Distributor and service organizations for personal services provided to Class A shareholders and/or the maintenance of shareholder accounts.

Payments under the Distribution Plan for Class A Shares may not exceed 0.25% (on an annual basis) of the average daily net assets of the shares to which such Plan relates. If more money is due the Distributor than it can collect in any month because of this limitation, the unpaid amount may be carried forward until it can be paid. Similarly, if in any month the Distributor does not expend the entire amount to which it would otherwise be entitled, this amount may be used as a credit and drawn upon to permit the payment of expenses in the future. Neither of these amounts, however, is payable beyond the fiscal year in which they accrue.

Distribution payments under the Distribution Plan for Class B Shares may not exceed 1.00% (on an annual basis) of the average daily net assets of the Class B Shares. Not more than 0.25% of such value will be used to compensate service organizations for personal services provided to Class B shareholders and/or the maintenance of shareholder accounts. Not more than 0.75% of such value will be paid to the Distributor as reimbursement for commissions and transaction fees as well as expenses related to other promotional and distribution activities.

Actual distribution expenses paid by the Distributor with respect to Class B Shares for any given year may exceed the distribution fees and contingent deferred sales charges received with respect to those Shares. These excess expenses may be reimbursed by a Portfolio or its Class B Shareholders out of contingent deferred sales charges and distribution payments in future years as long as the Distribution Plan for Class B Shares is in effect.

D. Transfer Agent Agreement

BISYS Fund Services, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of The BISYS Group, Inc. is the transfer agent for all classes of the Portfolios. The Portfolios incurred fees and expenses in total of $4,387 for the transfer agent services provided.

E. Custodian Agreement

Boatmen's is the custodian responsible for holding the investments purchased by the Portfolios. In connection with the Custodian Agreement with Boatmen's, the Portfolios incurred expenses in total of $2,788.

4. SECURITIES TRANSACTIONS

For the period from October 21, 1996 (commencement of operations) to November 30, 1996, the cost of purchases and the proceeds from sales of maturities of portfolio securities (excluding short-term investments) were $10,595,102 and $13,127,478 for the Growth Fund and $35,864,428 and $40,492,473 for the
Diversified Bond Income Fund, respectively.

At November 30, 1996, the cost of each Portfolio's securities for federal income tax purposes was substantially the same as for financial reporting purposes. Accordingly, the Portfolios had the following amounts of unrealized appreciation and depreciation:


                                             Appreciation   Depreciation     Net
                                             ------------   ------------     ---

          Growth Fund                        $11,237,719      ($431,991)   $10,805,728
          Diversified Bond Income Fund       $ 3,122,363      ($119,128)    $3,003,235



5.   CAPITAL SHARE TRANSACTIONS

     Transactions in capital shares for the period ended November 30, 1996 were as follows:

                                                                                            DIVERSIFIED                   GROWTH
                                                                                           BOND FUND (a)                 FUND (a)
                                                                                         -----------------           --------------
                                                                                            (UNAUDITED)                 (UNAUDITED)
CAPITAL TRANSACTIONS:
PILOT SHARES:
     Proceeds from shares issued ................................................              135,158,447               55,552,140
     Dividends reinvested .......................................................                  187,578                     --
     Shares redeemed ............................................................              (12,201,879)              (2,926,161)
                                                                                         -----------------           --------------
       Change in net assets from Pilot share transactions .......................              123,144,146               52,625,979
                                                                                         =================           ==============

CLASS A:
     Proceeds from shares issued ................................................                  160,923                   22,323
     Dividends reinvested .......................................................                        2                     --
     Shares redeemed ............................................................                   (4,814)                     (78)
                                                                                         -----------------          ---------------
       Change in net assets from Class A share transactions .....................                  156,111                   22,245
                                                                                         =================          ===============

CLASS B:
     Proceeds from shares issued ................................................                   75,840                   61,439
     Dividends reinvested .......................................................                        2                     --
     Shares redeemed ............................................................                     --                       --
                                                                                         -----------------          ---------------
       Change in net assets from Class B share transactions .....................                   75,842                   61,439
                                                                                         =================          ===============

SHARE TRANSACTIONS:
PILOT SHARES:
     Issued .....................................................................               13,512,610                5,557,337
     Reinvested .................................................................                   18,646                     --
     Redeemed ...................................................................               (1,216,314)                (296,391)
                                                                                         -----------------          ---------------
       Change in Pilot Shares ...................................................               12,314,942                5,260,946
                                                                                         =================          ===============

CLASS A:
     Issued .....................................................................                   15,863                    2,235
     Reinvested .................................................................                     --                       --
     Redeemed ...................................................................                     (477)                    --
                                                                                         -----------------          ---------------
       Change in Class A Shares .................................................                   15,386                    2,235
                                                                                         =================          ===============

CLASS B:
     Issued .....................................................................                    7,473                    6,197
     Reinvested .................................................................                     --                       --
     Redeemed ...................................................................                     --                       --
                                                                                        ------------------          ---------------
       Change in Class B Shares .................................................                    7,473                    6,197
                                                                                        ==================          ===============

     ---------
    (a) For the period October 21, 1996 (commencement of operations) to November 30, 1996.


 See notes to financial statements.



                                                         THE PILOT FUNDS
                                                       Financial Highlights
                                             For the Period Ended November 30, 1996 *
                                                           (Unaudited)

                                                       Diversified Bond Income Fund                      Growth Fund
                                               ----------------------------------------     ------------------------------------
                                                  Pilot          Class A       Class B        Pilot       Class A       Class B
                                               ---------       ----------    ----------     --------     ----------    ---------
 NET ASSET VALUE, BEGINNING OF PERIOD          $   10.00       $    10.00    $    10.00     $   10.00    $    10.00    $   10.00
                                               ---------       ----------    ----------     ---------    ----------    ---------
 Investment Activities
     Net investment income                          0.06             0.06          0.06            --           --            --
     Net realized and unrealized gains (losses)
        from investments                            0.18             0.19          0.18          0.23          0.23         0.22
                                               ---------       ----------    ----------     ---------    ----------    ---------
     Total from Investment Activities               0.24             0.25          0.24          0.23          0.23         0.22
                                               ---------       ----------    ----------     ---------    ----------    ---------
 Distributions
     Net investment income                         (0.06)           (0.06)        (0.06)           --           --            --
     Net realized gains                               --               --            --            --           --            --
                                               ---------       ----------    ----------     ---------    ---------     ---------
     Total Distributions                           (0.06)           (0.06)        (0.06)           --           --            --
                                               ---------       ----------    ----------     ---------    ---------     ---------
 NET ASSET VALUE, END OF PERIOD                $   10.18       $    10.19    $    10.18     $   10.23    $   10.23     $   10.22
                                               =========       ==========    ==========     =========    =========     =========
 Total Return (b)                                  2.45%(b)         2.54%(b)      2.44%(b)      2.33%(b)     2.32%(b)      2.20%(b)

 RATIOS/SUPPLEMENTARY DATA:
     Net Assets at end of period (000)         $ 125,410       $      157    $       76     $  53,799    $      23     $      63
     Ratio of expenses to
       average net assets                          0.65%(a)         0.33%(a)      0.46%(a)      1.00%(a)     1.20%(a)      1.96%(a)
     Ratio of net investment income (loss)
       to average net assets                       5.70%(a)         2.94%(a)      3.89%(a)      0.46%(a)     0.37%(a)     -0.58%(a)
     Ratio of expenses to
       average net assets**                        0.72%(a)         0.84%(a)      0.71%(a)      1.24%(a)     1.75%(a)      2.46%(a)
     Ratio of net investment income (loss)
       to average net assets**                     5.63%(a)         2.43%(a)      3.64%(a)      0.22%(a)    -0.18%(a)     -1.08%(a)

 Portfolio Turnover (c)                           30.26%           30.26%        30.26%        20.30%       20.30%        20.30%

 Average commission rate paid (d)                                                           $  0.0014     $  0.0014      $  0.0014

 ______________

 * For the period October 21, 1996 (commencement of operations) to November 30, 1996.

 **  During the period, certain fees were voluntarily reduced.
     If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

 (a)  Annualized.

 (b)  Total return excludes sales charges of Class A Shares and Class B Shares, would have been lower had certain expenses not been reduced during the periods presented, and is not annualized.

 (c)  Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

 (d)  Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Portfolio for which commissions were charged.




See notes to financial statements.

                                 THE PILOT FUNDS
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035




                       STATEMENT OF ADDITIONAL INFORMATION

                                 JANUARY 2, 1997

                 PILOT SHARES, CLASS A SHARES AND CLASS B SHARES




         The Pilot Funds (the "Funds" or the "Trust") is an open-end, management investment company (or mutual fund) consisting of fourteen portfolios, one of which portfolios (the "Fund") is offered hereby. The Fund is:

         Pilot International Equity Fund (formerly Pilot Kleinwort Benson International Equity Fund).

         Boatmen's Trust Company ("Boatmen's") serves as the investment adviser to the Fund. Kleinwort Benson Investment Management Americas Inc., formerly Kleinwort Benson International Investment Limited, ("Kleinwort Benson") serves as the investment manager to the Pilot International Equity Fund. Pilot Funds Distributors, Inc. ("PFD") serves as the Fund's distributor, and its affiliate, BISYS Fund Services Limited Partnership ("BISYS"), serves as the Fund's administrator.

         This Statement of Additional Information is not a Prospectus, should be read in conjunction with the Fund's current Prospectuses with respect to Pilot Shares, Class A Shares and Class B Shares of the Fund and is incorporated by reference in its entirety into such Prospectuses. Because this Statement of Additional Information is not itself a Prospectus, no investment in Pilot Shares, Class A Shares or Class B Shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectuses may be obtained without charge by writing to Pilot Funds Distributors, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                TABLE OF CONTENTS

INVESTMENT POLICIES AND PRACTICES OF THE FUND................................................................   4
         U.S. Government Securities..........................................................................   4
         Custodial Receipts..................................................................................   4
         Corporate Debt Securities...........................................................................   4
         U.S. and Foreign Bank Obligations...................................................................   4
         Forward Commitments and When-Issued Securities......................................................   5
         REITs...............................................................................................   5
         Convertible Securities..............................................................................   5
         Foreign Securities..................................................................................   6
         Forward Foreign Currency Exchange Contracts.........................................................   7
         Currency Swaps......................................................................................   7
         Repurchase Agreements...............................................................................   8
         Lending of Portfolio Securities.....................................................................   9
         Other Investment Companies..........................................................................   9
         Options on Securities and Indexes...................................................................  10
         Options on Currencies...............................................................................  11
         Futures Contracts on Securities and Indexes.........................................................  11
         Futures Contracts on Foreign Currencies.............................................................  12
         Options on Futures Contracts........................................................................  12
         Limitations on Use of Futures Transactions and Risk Considerations..................................  13
         Restricted and Other Illiquid Securities............................................................  13
         Risks of Specialized Investment Techniques Abroad...................................................  14
         Combined Transactions...............................................................................  14
         Use of Segregated and Other Special Accounts........................................................  14
         Other Information...................................................................................  15

INVESTMENT RESTRICTIONS......................................................................................  15
         Other Investment Policies...........................................................................  16

TRUSTEES AND OFFICERS........................................................................................  18

INVESTMENT ADVISER, MANAGER, ADMINISTRATOR,
  DISTRIBUTOR AND TRANSFER AGENT.............................................................................  20
         The Adviser and Manager.............................................................................  20
         The Administrator...................................................................................  23
         The Distributor.....................................................................................  23
         The Transfer Agent..................................................................................  24

PORTFOLIO TRANSACTIONS.......................................................................................  24

NET ASSET VALUE..............................................................................................  26

MATTERS RELATING TO CLASS A SHARES AND CLASS B SHARES........................................................  27

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................................................  29
         Exchange Privilege..................................................................................  30
         Right of Accumulation and Statement of Information..................................................  31
         Miscellaneous.......................................................................................  32
         In Kind Purchases...................................................................................  32
         Redemptions in Kind.................................................................................  32

CALCULATION OF PERFORMANCE QUOTATIONS........................................................................  33

TAX INFORMATION.................................................  35
         State and Local........................................  38

ORGANIZATION AND CAPITALIZATION.................................  38
         Shareholder and Trustee Liability......................  39

CUSTODIAN AND SUBCUSTODIANS.....................................  40

INDEPENDENT ACCOUNTANTS AND COUNSEL.............................  40

MISCELLANEOUS...................................................  41

FINANCIAL STATEMENTS............................................  41

APPENDIX .......................................................  42

DESCRIPTION OF COMMERCIAL PAPER RATINGS.........................  45


FINANCIAL STATEMENTS............................................ F-1

                  INVESTMENT POLICIES AND PRACTICES OF THE FUND


         The following discussion elaborates on the description of the Fund's investment policies and practices contained in the Prospectus. Except as set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder consent.


U.S. GOVERNMENT SECURITIES

         The Fund may invest in U.S. Government securities. Securities guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. If such participations are illiquid they will not be purchased.

         U.S. Government securities include principal and interest components of securities issued or guaranteed by the U.S. Treasury if the components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities may also be acquired in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities.

CUSTODIAL RECEIPTS

         The Fund may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" and "Certificates of Accrual on Treasury Securities." Although custodial receipts are not considered U.S. Government securities, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Custodial receipts will be treated as illiquid securities.

CORPORATE DEBT SECURITIES

         The Fund may invest in short-term and intermediate-term corporate debt securities of both foreign and domestic issuers of all types and maturities, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper. Corporate debt securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenue, sales or profits; or the purchase of common stock or warrants in a unit transaction (where corporate debt obligations and common stock are offered as a unit).

         Corporate debt securities purchased by the Fund, if any, will be rated in the top two categories by a Nationally Recognized Statistical Rating Organization ("NRSRO") or, if unrated, determined to be of equivalent quality by Kleinwort Benson. Consistent with prudent investment management, if the rating of any corporate debt security held by the Fund falls below such ratings then consideration shall be given as to whether it should be sold. A description of these ratings is attached in an Appendix to this Statement of Additional Information.

U.S. AND FOREIGN BANK OBLIGATIONS

         These obligations include negotiable certificates of deposit, banker's acceptances and fixed time deposits. The Fund limits its investments in domestic bank obligations to banks having total assets in excess of $1 billion and subject to regulation by the U.S. Government. The Fund may also invest in certificates of deposit issued by members of the Federal Deposit Insurance Corporation ("FDIC") having total assets of less than $1 billion, provided that the Fund will at no time own more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully covered by FDIC insurance) of any one of those issuers. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the Fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on the Fund's right to transfer a beneficial interest in the deposit to a third party.

         The Fund will limit its investment in securities of foreign banks in accordance with Section 12 of the Investment Company Act of 1940 (the "1940 Act"), the applicable rules thereunder and interpretations thereof of the staff of the Securities and Exchange Commission (the "SEC").

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

         The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date on which the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

         The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after entering into it. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

         When the Fund purchases securities on a when-issued or forward commitment basis, the Fund's custodian or subcustodian will maintain in a segregated account liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities subject to such commitment, the custodian or subcustodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

REITS

         Securities issued by real estate investment trusts (REITs) bear certain unique risks. These include the same market risks as those affecting the real estate industry, such as fluctuations in interest rates and changes in tax laws. REITs' underlying assets are illiquid and often not diversified, and REITs are highly dependent upon management skill. REITs also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for special tax treatment and other regulatory exemptions. For so long as it remains a restriction of the Wisconsin Securities Department, the Funds may not purchase securities issued by REITs in excess of 10% of the Fund's total assets.

CONVERTIBLE SECURITIES

         The Fund may invest in convertible securities, such as bonds, notes, debentures, preferred stocks and other securities that may be converted into common stock. All convertible securities purchased by the Fund will be rated in the top two categories by an NRSRO or, if unrated, determined by Kleinwort Benson to be of comparable quality. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features.

         The convertible securities in which the Fund may invest include fixed-income and zero coupon debt securities, and preferred stock that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income or, in the case of zero coupon securities, accretion of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation because increases (or decreases) in the market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

FOREIGN SECURITIES

         Foreign securities curtail risks different from those associated with U.S. securities. Because foreign companies generally are not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in United States markets and at times, volatility of price can be greater than in United States markets. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. Also, delivery of securities before payment may be required in some countries. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies in foreign countries than in the United States. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Fund seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         The Fund may invest in forward foreign currency exchange contracts ("forward contracts") for hedging and to seek to increase total return. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month, and forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. The Fund may be required to segregate liquid assets to cover forward contracts that require it to purchase foreign currency.

         The Fund may also enter into a forward contract to sell a currency that is linked to a currency that Kleinwort Benson believes to be less attractive and buy a currency that Kleinwort Benson believes to be more attractive (or a currency that is linked to currency that Kleinwort Benson believes to be more attractive). The amount in question would not exceed the value of the Fund's securities denominated in the less attractive currency. For example, if the Austrian Schilling is linked to the German Deutsche Mark (the "D-mark"), the Fund holds securities denominated in Austrian Schillings and Kleinwort Benson believes that the value of Schillings will decline against the British Pound, the Fund may enter into a contract to sell D-marks and buy Pounds. This practice is referred to as "proxy hedging." Proxy hedging involves the risk that the amount of currencies involved may not equal the value of the Fund's securities denominated in the currency expected to deteriorate and improperly anticipated currency movements could result in losses to the Fund. Further, there is the risk that the linkage between various currencies may change or be eliminated.

         The reasons forward contracts would be used are described under "Futures Contracts on Foreign Currencies" below. The Fund's activities involving forward contracts may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

CURRENCY SWAPS

         The Fund may enter into currency swaps for hedging purposes and to seek to increase total return. Inasmuch as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Fund and Kleinwort Benson believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by Kleinwort Benson. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. However, the staff of the SEC takes the position that currency swaps are illiquid investments that are subject to the Fund's 15% limitation on such investments.

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements with selected brokers-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which the purchaser (i.e., the Fund) purchases a U.S. Government or other high quality short-term debt obligation (the "Obligation") and the seller agrees at the time of sale to repurchase the Obligation at a specified time and price.

         Custody of the Obligation will be maintained by the Fund's custodian or subcustodian. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

         Repurchase agreements pose certain risks for all entities, including the Fund, that utilize them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Fund seeks to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

         For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

         If in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that the Fund does not have a perfected security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Fund utilizes custodians and subcustodians that Kleinwort Benson believes follow customary securities industry practice with respect to repurchase agreements, and Kleinwort Benson analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

         Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the Obligation.

         Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

         Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as illiquid instruments.

         The Fund may also enter into repurchase agreements with any party deemed creditworthy by Kleinwort Benson, including foreign banks and broker-dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which the Fund may purchase.

LENDING OF PORTFOLIO SECURITIES

         When the Fund lends its securities, it continues to receive interest and dividends on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. Portfolio loans will be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans may include cash, U.S. Government securities, securities of U.S. Government agencies and instrumentalities or an irrevocable letter of credit issued by a bank which meets the investment standards of the Fund for short-term instruments. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

OTHER INVESTMENT COMPANIES

         In seeking to attain its investment objective, the Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

         The Pilot Funds has received exemptive relief from the Securities and Exchange Commission to permit the Fund to use cash reserves not invested in portfolio securities to purchase shares of one or more of any existing or future series of the Trust which holds itself out to the public as a money market fund and is subject to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (a "Money Market Fund"), and to permit each Money Market Fund to sell and redeem its shares in transactions with the Fund. Pursuant to this exemptive relief, the Fund may purchase shares of a Money Market Fund without regard to the limits in the preceding paragraph provided the Fund's aggregate investment in Money Market Funds does not exceed 25% of the Fund's total assets. In addition, the Fund's investment in Money Market Funds will be disregarded in determining compliance with the limitations in the preceding paragraph.

         As a shareholder of another investment company, the Fund bears, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears in connection with its own operations.

OPTIONS ON SECURITIES AND INDEXES

         The Fund also may purchase and sell options on securities that the Fund may buy and on securities indexes.

         The Fund may purchase and sell over-the-counter options to the extent consistent with the Fund's limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or sold by the Fund.

         An option on a security (or index) is a contract that gives the holder of the option, in return for a premium paid, the right to buy from (in the case of a call) or sell to (in the case of a put) the seller ("writer") of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.)

         If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option and will realize a capital loss if it is more. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain, or if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As a writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

OPTIONS ON CURRENCIES

         The Fund may purchase and sell options on currencies to hedge the value of securities the Fund holds or intends to buy. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS ON SECURITIES AND INDEXES

         The Fund may enter into futures contracts on securities and futures contracts based on securities indexes, which futures are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. The Fund will do so to hedge against anticipated changes in securities values that would otherwise have an adverse effect upon the value of portfolio securities or upon securities to be acquired and to increase total return. Futures contracts and related options entered into by the Fund will be entered into consistent with CFTC regulations.

         The Fund may take a "short" position in the futures markets by selling contracts for the future delivery of securities in order to hedge against an anticipated decline in stock prices. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with price-fluctuation characteristics similar to those of its portfolio securities. If, in the opinion of Kleinwort Benson, there is a sufficient degree of correlation between price trends for the Fund's securities and futures contracts based on indexes, the Fund may also enter into such futures contracts as part of its hedging strategy. When hedging of this character is successful, any depreciation in the value of the Fund's securities will substantially be offset by appreciation in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the purchase of particular securities in the future, but expects the price then available in the securities market to be less favorable than prices that are currently available in the futures markets. The Fund expects that, in the normal course, it will terminate the long futures position when it makes the anticipated purchase; under unusual market conditions, however, a long futures position may be terminated without the corresponding purchase of securities.

         Futures contracts involve brokerage costs, which may be less than 1% of the contract price, and require parties to the contract to make "margin" deposits to secure performance of the contract. The Fund will be required to deposit as margin into a segregated custodial account (held subject to the claims of the Fund's futures broker) an amount of cash or liquid securities equal to approximately 2% to 5% of the value of each futures contract. This initial margin is in the nature of a performance bond or good faith deposit on the contract. The Fund's position in the futures market will be marked-to-market on a daily basis; the Fund may subsequently be required to make "variation" margin payments depending upon whether its futures position declines or rises in value. Positions taken in the futures markets are not usually held until the expiration of the contract but, instead, are normally liquidated through offsetting transactions, which may result in a profit or a loss. Nevertheless, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so. A clearing corporation associated with the exchange on which futures contracts are traded assumes responsibility for closing out contracts and guarantees that, if the contract is still open, the sale or purchase of securities will be performed on the settlement date.

         Futures contracts on securities indexes do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular futures contract reflect changes in the value of the securities comprising the index on which the futures contract is based. Futures contracts based on securities indexes currently are actively traded on the Chicago Board of Trade, the Chicago Mercantile Exchange, the New York Futures Exchange and the Kansas City Board of Trade.

FUTURES CONTRACTS ON FOREIGN CURRENCIES

         A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price established when the position is taken. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the Chicago Mercantile Exchange.

         The Fund may enter into foreign currency futures contracts in several circumstances. First, when the Fund enters into a contract for the purchase or sale of a foreign security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest payments, as the case may be. By entering into a futures contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the obligation is purchased or sold, or on which the interest payment is declared, and the date on which such payments are made or received.

         Second, when Kleinwort Benson believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Fund may enter into a futures contract to sell, for a fixed dollar or other currency amount, foreign currency approximating the value of some or all of the securities held by the Fund which are denominated in that currency. The precise matching of the futures contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it expires.

         Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into the Fund's long-term investment strategies. However, Kleinwort Benson believes that it is important for the Fund to have the flexibility to enter into foreign currency futures contracts when it determines that the best interest of the Fund will be served.

OPTIONS ON FUTURES CONTRACTS

         The Fund may also purchase and sell (write) call and put options on futures contracts, which options are traded on exchanges that are licensed and regulated by the CFTC, or, consistent with CFTC regulations, traded on foreign exchanges or in the over-the-counter market or are privately negotiated. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to buy a futures contract (assume a long position) at a specified exercise price, by exercising the option at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, by exercising the option at any time before the option expires.

         Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the then current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the then current market price of the contract in the futures market. When a person exercises an option and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, his gain will be credited to his futures margin account, while the loss suffered by the writer of the option will be debited to his account. However, as with the trading of futures contracts, most participants in the options markets do not seek to realize their gains or losses by exercising their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

         Options on futures contracts can be used by the Fund to hedge the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But, in contrast to a futures transaction in which only transaction costs are involved, benefits received in an option transaction in the event of a favorable market movement will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, in contrast to the full market risk of a futures position, the Fund will not be subject to a risk of loss on the option transaction beyond the amount of the premium it paid plus its transaction costs. Consequently, the Fund may benefit from an increase in the value of its portfolio that would have been more completely offset if the hedge had been effected through the use of a futures contract.

         If the Fund writes options on futures contracts, it will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will gain the amount of the premium, which may partially offset unfavorable changes in the value of its portfolio securities held in, or to be acquired for, the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received. Such loss may partially offset favorable changes in the value of its portfolio securities.

LIMITATIONS ON USE OF FUTURES TRANSACTIONS AND RISK CONSIDERATIONS

         The Fund will incur brokerage fees in connection with its futures transactions, and will be required to deposit and maintain funds with its broker as margin to guarantee performance of its futures obligations. In addition, while futures contracts will be traded to reduce certain risks, futures trading itself entails certain other risks. Thus, while the Fund may benefit from the use of such contracts, unanticipated changes in securities or currency values may result in a poorer overall performance from the Fund than if it had not entered into any futures contracts. Some futures contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a fair price and the Fund may lose in excess of the initial margin deposit. Moreover, in the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

         Tax-related requirements may limit the extent to which the Fund may engage in futures and related options transactions.(See "TAX INFORMATION.")

RESTRICTED AND OTHER ILLIQUID SECURITIES

         The Fund may purchase securities that are not registered under the Securities Act of 1933 or have some other legal or contractual restriction on resale in the principal market where the security is traded ("restricted securities"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933. However, the Fund will not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities, unless the Funds' Board of Trustees determines, based upon a continuing review of the trading markets for the specific Rule 144A security, that such restricted security is liquid. The Trustees may adopt guidelines and delegate to Kleinwort Benson the daily function of determining and monitoring liquidity of securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Because it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

RISKS OF SPECIALIZED INVESTMENT TECHNIQUES ABROAD

         The above described specialized investment techniques, when engaged in abroad, may not be regulated as effectively as when engaged in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors;
(ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

COMBINED TRANSACTIONS

         The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of Kleinwort Benson, it is in the best interest of the Fund to do so and where underlying hedging strategies are permitted by the Fund's investment policies. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions. (See above for the risk characteristics of certain transactions.)

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Options, futures and forward foreign currency contracts that obligate the Fund to provide cash, securities or currencies to complete such transactions will result in the Fund either segregating liquid assets in an account with, or on the books of, the Funds' custodian, or otherwise "covering" the transaction as described below. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or liquid assets sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require the Fund to have portfolio securities that correlate with the index. A put option written by the Fund also will require the Fund to have available assets sufficient to purchase the securities the Fund would be obligated to buy if the put is exercised.

         A forward foreign currency contract that obligates the Fund to provide currencies will require the Fund to hold currencies or liquid securities denominated in a foreign currency which will equal the Fund's obligations. Such a contract requiring the purchase of currencies also requires segregation.

         Unless a segregated account consists of the securities, cash or currencies that are the subject of the obligation, the Fund will hold liquid assets in a segregated account sufficient to meet its obligation. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. In the case of an index-based transaction, the Fund could own securities substantially replicating the movement of the particular index.

         In the case of a futures contract, the Fund must deposit initial margin and variation margin, as often as daily if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require the Fund to deposit margin to the extent necessary to meet the Fund's commitments.

         In lieu of such assets, such transactions may be covered by other means consistent with applicable regulatory policies. The Fund may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the offsetting transaction must terminate at the time of or after the primary transaction.

OTHER INFORMATION


         Kleinwort Benson Investment Management Americas Inc. is a wholly-owned, independent subsidiary of Kleinwort Benson Group plc. which itself is a wholly-owned subsidiary of Dresdner Bank AG. The Fund may hold securities of companies with respect to which Kleinwort Benson Group plc or its affiliates (including, without limitation, Kleinwort Benson Limited) (collectively, the "Kleinwort Benson Group") provides investment banking, financial advisory or other services, has other confidential relationships, maintains a position or makes a market or otherwise may have an interest. For good commercial and legal reasons, nonpublic information (a) which becomes available to any member of the Kleinwort Benson Group through its relationships or for any other reason cannot be passed on to Kleinwort Benson Investment Management Americas Inc. or to the Funds or used for the benefit of the Fund; and (b) which becomes available to Kleinwort Benson Investment Management Americas Inc. for any reason cannot be passed on to the Funds or used for the benefit of the Fund.


                             INVESTMENT RESTRICTIONS

         The Fund has adopted certain fundamental investment restrictions which may not be changed with respect to the Fund without the approval of the holders of a majority of the Fund's outstanding voting Shares.

         As used in this Statement of Additional Information, with respect to matters required by the provisions of the 1940 Act to be submitted to Shareholders, the term "majority of the outstanding Shares" of either the Funds or the Fund means the vote of the lesser of: (i) 67% or more of the Shares of the Funds or Fund present at a meeting, if the holders of more than 50% of the outstanding Shares of the Funds or Fund are present or represented by proxy, or
(ii) more than 50% of the outstanding Shares of the Funds or Fund.

         As a matter of fundamental policy, the Fund may not:

(1) Purchase securities of any issuer if immediately after such purchase the value of the Fund's investments in issuers conducting their principal business activity in any one industry would exceed 25% of the value of the Fund's total assets, provided that: (a) the gas, electric, water and telephone businesses will be considered separate industries;
         (b) the personal credit and business credit businesses will be considered separate industries; (c) wholly-owned finance companies will be considered to be in the industry of their parents if their activities are primarily related to financing the activity of their parents; (d) foreign governments will be considered separate industries; and (e) there is no limitation with respect to or arising out of investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or tax-exempt obligations of state and municipal governments and their agencies and authorities.

(2) Make loans, except to the extent that the lending of portfolio securities and purchase of debt obligations in accordance with the Fund's investment objective and policies and the entry into repurchase agreements with banks, brokers, dealers and other financial institutions may be deemed to be loans.

(3) Borrow money, except: (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund's total assets, (b) from banks, or (c) in connection with reverse repurchase agreements, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's total assets. While the Fund has borrowings outstanding in an amount exceeding 5% of its total assets the Funds will not make any purchases of portfolio instruments for the Fund. The Funds may not borrow money from Boatmen's Bancshares, Inc. or any majority-owned subsidiary thereof.

(4) Purchase or sell real estate (except securities secured by real estate or interests therein, securities issued by real estate investment trusts and securities of companies that deal in real estate or mortgages), commodities or commodity contracts relating to physical commodities or oil and gas interests (although the Fund may invest in companies that own or invest in such interests) except that the Fund may invest up to 10% of its net assets in gold bullion, or invest in companies for the purpose of exercising control or management. The Funds reserve freedom of action to hold and to sell real estate acquired as a result of the Funds' ownership of securities.

(5) Act as an underwriter of securities (except as the Funds may be deemed to be an underwriter under the Securities Act of 1933) in connection with the purchase and sale of instruments or make short sales of securities unless the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

(6) Mortgage, pledge or hypothecate more than one-third of the Fund's assets, except to secure permitted borrowings.

(7) Purchase the securities of any issuer other than the U.S. Government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in any one issuer except that: (a) up to 25% of the value of its total assets may be invested without regard to such 5% limitation, and (b) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities. For purposes of this restriction, a guaranty of an instrument will be considered a separate security (subject to certain exclusions allowed under the 1940 Act).

(8) Issue senior securities, except: (a) as appropriate to evidence indebtedness that it is permitted to incur and (b) for Shares of the separate classes or series of the Funds, provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for the purpose of this restriction.

OTHER INVESTMENT POLICIES

         As a matter of non-fundamental policy, which may be changed by the Trustees without Shareholder approval, the Fund may not:

(a) Invest in any securities that would cause more than 15% of its net assets at the time of such investment to be invested in securities that are not readily marketable, including repurchase agreements maturing in more than seven days, and any other assets for which a bona fide market does not exist at the time of purchase or subsequent valuation;

(b) Write put and call options, unless each option is "covered," the underlying securities are ones that the Fund is permitted to purchase, each option is traded in a liquid market and the aggregate value of the securities underlying the calls or obligations underlying the puts determined as of the date an option is sold shall not exceed 25% of the Fund's net assets;

(c) Purchase futures contracts or options on futures contracts for non-hedging purposes if immediately after the purchase the value of the aggregate initial margin with respect to all futures contracts (both for receipt and delivery) entered into on behalf of the Fund (including foreign currency futures contracts) and premiums paid for options on futures contracts, will exceed 5% of the fair market value of its total assets;


(d) Purchase securities on margin or make short sales unless, by virtue of the ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions and except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that the Fund may make initial and variation margin payments in connection with transactions in futures contracts and options on futures contracts.


(e) Purchase securities issued by any other open-end investment company, except in the open market where no commission or profit to a sponsor or dealer results from the purchase other than customary brokerage commissions or except when such purchase is part of a merger or consolidation or except shares of no-load "money market" investment companies advised by one of the Fund's investment advisers or an affiliate thereof;

(f) Purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 5% of the value of the Fund's net assets or more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements (for this purpose, warrants attached to securities will be deemed to have no value); and

(g) Borrow for investment leverage purposes, except in connection with permitted reverse repurchase agreements, but solely for extraordinary or emergency purposes and to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. In the event the net assets of the Fund fall below 300% of its borrowings, the Fund will promptly reduce the borrowings of the Fund in accordance with the 1940 Act.


         With respect to fundamental investment restriction (4), investment in real estate limited partnerships is prohibited.

         For purposes of the foregoing fundamental and non-fundamental limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings on behalf of, the Fund.

                              TRUSTEES AND OFFICERS


         Information pertaining to the Trustees and officers of the Funds is set forth below.


                                                                                Principal Occupation(s)
Name and Address                              Position(s) with Trust            During Past 5 Years
----------------                              ----------------------            -------------------
J. Hord Armstrong, III (55)                   Trustee                           Chairman and CEO, D&K Wholesale
8000 Maryland Avenue                                                            Drug, Inc., a distributor of
Suite 1190                                                                      pharmaceutical products, since
St. Louis, Missouri 63105                                                       1987.

Lee F. Fetter (43)                            Chairman                          Chief Operating and Financial
660 S. Euclid, Box 8003                                                         Officer of Washington University
St. Louis, Missouri 63110                                                       School of Medicine since 1983.

19*Henry O. Johnston (59)                     Trustee                           President of Fordyce Four,
9650 Clayton Road                                                               Incorporated, a corporation
St. Louis, Missouri 63124                                                       engaged in the acquisition and
                                                                                management of personal investments.

L. White Matthews, III (50)                   Trustee                           Executive Vice President of
Eighth and Eaton Avenues                                                        Finance since 1987, Union Pacific
Bethlehem, Pennsylvania 18018                                                   Corporation, a company engaged in
                                                                                transportation, exploration and
                                                                                refining of hydrocarbons, mining
                                                                                and real estate.

Nicholas G. Penniman, IV (58)                 Trustee                           Publisher, St. Louis Post-Dispatch
900 N. Tucker Boulevard                                                         since 1986. Senior Vice President
St. Louis, Missouri 63101                                                       of Pulitzer Publishing Company
                                                                                since 1986.

William J. Tomko (37)                         President                         Senior Vice President, BISYS Fund
3435 Stelzer Road                                                               Services, Inc.
Columbus, Ohio 43219

W. Eugene Spurbeck (40)                       Vice President                    Manager, BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219


------------------

* Mr. Johnston is deemed to be an "interested person" of the Trust for purposes of the 1940 Act by virtue of his ownership of common stock of Boatmen's Bancshares, Inc. ("Bancshares"), Boatmen's parent. Mr. Johnston's interest represents less than one-tenth of one percent of the outstanding shares of Bancshares.

                                                                                Principal Occupation(s)
Name and Address                              Position(s) with Trust            During Past 5 Years
----------------                              ----------------------            -------------------
Martin R. Dean (33)                           Treasurer                         Manager, Mutual Fund Accounting,
3435 Stelzer Road                                                               BISYS Fund Services, Inc. since
Columbus, Ohio 43219                                                            May 1994.  Prior thereto, Senior
                                                                                Manager, KPMG Peat Marwick.

George O. Martinez (37)                       Secretary                         Senior Vice President and Director
3435 Stelzer Road                                                               of Legal and Compliance Services
Columbus, Ohio 43219                                                            of BISYS Fund Services, Inc. since
                                                                                April 1995.  Prior thereto, Vice
                                                                                President and Associate General
                                                                                Counsel of Alliance Capital
                                                                                Management, L.P.

Sheldon A. Jones (58)                         Assistant Secretary               Partner of the law firm of Dechert
Ten Post Office Square South                                                    Price & Rhoads.
Boston, Massachusetts 02109

Alaina Metz (28)                              Assistant Secretary               Employee of BISYS Fund Services
3435 Stelzer Road                                                               Limited Partnership since June
Columbus, Ohio 43219                                                            1995; prior thereto, supervisor,
                                                                                Alliance Capital Management, L.P.

Bruce Treff (30)                              Assistant Secretary               Counsel, BISYS Fund Services, Inc.
3435 Stelzer Road                                                               since September 1995.  Prior
Columbus, Ohio 43219                                                            thereto, Manager, Alliance Capital
                                                                                Management, L.P.


         The Agreement and Declaration of Trust of the Funds (the "Trust Agreement") provides that, subject to its provisions, the business of the Funds shall be managed by the Trustees. The Trust Agreement provides that: (a) the Trustees may enter into agreements with other persons to provide for the performance and assumption of various services and duties, including, subject to their general supervision, advisory and administration services and duties, and also including distribution, custodian, transfer and dividend disbursing agency, Shareholder servicing and accounting services and duties, (b) a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law, and (c) subject to the preceding clause, the Trustees are not responsible or liable for any neglect or wrongdoing of any officer or any person referred to in clause (a).


         Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and/or may have in the future, transactions with Boatmen's, Boatmen's Bancshares, Inc. ("Bancshares") (Boatmen's parent prior to the January 1997 merger of Bancshares into NationsBank Corporation ("NationsBank")), NationsBank, Kleinwort Benson, BISYS and their respective affiliates. The Funds have been advised by such Trustees and officers that all such transactions have been and are expected to be ordinary transactions, and that the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms of comparable transactions with other customers.

         Each officer holds comparable positions with certain other investment companies for which BISYS and its affiliates serve as administrator and/or distributor.

         The following table provides information relating to the aggregate compensation received by the Trustees from the Registrant for the fiscal year ended August 31, 1996.

                               COMPENSATION TABLE

              (1)                         (2)                   (3)                  (4)                  (5)
                                                                                                         TOTAL
                                                            PENSION OR           ESTIMATED          COMPENSATION FROM
                                       AGGREGATE            RETIREMENT             ANNUAL            REGISTRANT AND
            NAME OF                COMPENSATION FROM       BENEFITS UPON        BENEFITS UPON      FUND COMPLEX PAID
        PERSON, POSITION               REGISTRANT           RETIREMENT           RETIREMENT           TO PERSONS
J. Hord Armstrong, III                  $26,000                  0                    0                 $26,000
Lee F. Fetter (Chairman)                $28,000                  0                    0                 $28,000
Henry O. Johnston*                      $26,000                  0                    0                 $26,000
L. White Matthews, III                  $26,000                  0                    0                 $26,000
Nicholas G. Penniman, IV                $26,000                  0                    0                 $26,000

* "Interested person" of the Funds for purposes of the 1940 Act.

         Each of the Trustees who is not an "interested person" of the Funds for purposes of the 1940 Act (the "non-interested Trustees") is compensated by the Funds for his services as such. The compensation paid to the non-interested Trustees other than the Chairman is $13,000 per year and $2,000 for each meeting attended by such Trustee. The compensation paid to the Chairman is $18,000 and $2,000 for each Trustee meeting attended. Each of the non-interested Trustees is entitled to reimbursement for out-of-pocket expenses. Compensation paid to the Trustees who are considered interested persons is paid directly by the investment adviser. Trustees' fees during the period ended August 31, 1996 distributed to or accrued for the account of the non-interested Trustees (four persons) amounted to approximately $106,000, which amount represented the total compensation paid by the Funds to the Trustees during that year.


                   INVESTMENT ADVISER, MANAGER, ADMINISTRATOR,
                         DISTRIBUTOR AND TRANSFER AGENT

THE ADVISER AND MANAGER


         Boatmen's Trust Company, P.O. Box 14737, 100 North Broadway, St. Louis, Missouri 63178-4737, acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") between the Trust on behalf of the Fund and Boatmen's. As adviser, Boatmen's is responsible for the management of the Fund's assets pursuant to an Advisory Agreement between the Fund and Boatmen's.



         On August 30, 1996, Bancshares, of which Boatmen's is a wholly-owned subsidiary, and NationsBank announced that they have entered into an agreement pursuant to which Bancshares will merge into NationsBank. The proposed merger, which will take place in January 1997, is subject to a number of conditions, including approval by the appropriate regulatory authorities and by the shareholders of both Bancshares and NationsBank. When the proposed merger is consummated, Boatmen's will become a wholly-owned subsidiary of NationsBank.

         Kleinwort Benson Investment Management Americas, Inc., a wholly-owned subsidiary of Dresdner Bank AG, 200 Park Avenue, New York, New York 10166, serves as investment manager to the Fund pursuant to an Investment Management Agreement among Kleinwort Benson, Boatmen's and the Trust on behalf of the Fund. As investment manager, Kleinwort Benson manages the investment operations of the Fund and the composition of the Fund's assets, including the purchase, retention and sale thereof.



         Under its Advisory Agreement with the Fund, Boatmen's provides guidelines for Kleinwort Benson, the investment manager, with regard to investment strategy and the allocation of assets among countries and currencies, monitors compliance with such guidelines, reviews selection and monitors performance of foreign subcustodians, periodically reviews pricing of portfolio securities, and makes periodic reports to the Funds' Board of Trustees.

         The Advisory Agreement provides that, subject to Section 36 of the 1940 Act, Boatmen's will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except liability to the Funds or its shareholders to which Boatmen's would otherwise be subject by reason of its willful misfeasance, bad faith or gross negligence in the performance of, or its reckless disregard of, its obligations and duties under the Agreement. The Agreement provides that the Funds will indemnify Boatmen's against certain liabilities, including liabilities under the Federal securities laws, or, in lieu thereof, contribute to resulting losses.

         As compensation for the services rendered to the Fund by Boatmen's as investment adviser, and the assumption by Boatmen's of the expenses related thereto, Boatmen's is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .80 of 1% of the average daily net assets of the Fund. While this fee is higher than the advisory fee paid by most mutual funds, it is believed to be comparable to advisory fees paid by many funds having similar objectives and policies. For the period September 1, 1993 to August 31, 1994, received a fee of $2,422,559 for such services, for the period September 1, 1994 through August 31, 1995, received a fee of $2,828,628 for such services and for the period September 1, 1995 through August 31, 1996, received a fee of $3,873,513 for such services.

         In connection with the foregoing services, Boatmen's bears all costs incurred by it in connection with the performance of its duties, other than the cost (including taxes and brokerage commission, if any) of securities purchased for the Fund.


         Kleinwort Benson's fee is paid by Boatmen's directly out of Boatmen's advisory fee. The Fund is responsible for all expenses incurred by the Fund, other than those expressly borne by Boatmen's, Kleinwort Benson, PFD, BISYS and the Transfer Agent under the Advisory, Investment Management, Distribution, Administration and Transfer Agency Agreements. Such expenses include, without limitation, the fees payable to Boatmen's and BISYS, fees and expenses incurred in connection with membership in investment company organizations, the fees and expenses of the Fund's custodian and fund accounting agent, brokerage fees and commissions, any portfolio losses, filing fees for the registration or qualification of the Fund's shares under federal or state securities laws, expenses of the organization of the Fund, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Fund for violation of any law, legal and auditing and tax fees and expenses, expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Fund's shareholders and regulatory authorities, compensation and expenses of its Trustees and extraordinary expenses incurred by the Fund. If, however, in any fiscal year, the sum of the Fund's expenses (excluding taxes, interest, brokerage and extraordinary expenses such as for litigation) exceeds the expense limitations applicable to such Fund imposed by state securities administrators, as such limitations may be lowered or raised from time to time, the Fund's agreements with Boatmen's and Kleinwort Benson provide that the Fund is entitled to be reimbursed on a pro rata basis based on Boatmen's and Kleinwort Benson's respective share of the fees paid by the Fund to Boatmen's for investment advisory services, to the extent required by these expense limitations.


         The Advisory Agreement for the Fund was approved by the Trustees, including the "non-interested" Trustees, on October 22, 1996 and by shareholders on December 18, 1996. The Advisory Agreement will remain in effect until May 31, 1997 and will continue in effect thereafter only if such continuance is specifically approved at least annually: (1) by the vote of a majority of the outstanding shares of the Fund (as defined under "Investment Restrictions") or by the Trustees of the Funds, and by the vote of a majority of the "non-interested" Trustees. The Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Funds or by vote of a majority of the outstanding shares of the Fund (as defined under "Investment Restrictions") on 60 days' written notice to Boatmen's, and by Boatmen's on 60 days' written notice to the Funds.

         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Boatmen's is a state-chartered trust company. Boatmen's believes that it may perform the services contemplated by its agreement with the Funds without violation of such banking laws or regulations, which are applicable to it. It should be noted, however, that future changes in either Federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Boatmen's from continuing to perform such services for the Funds.

         Should future legislative, judicial or administrative action prohibit or restrict the activities of Boatmen's in connection with the provision of services on behalf of the Funds, the Funds might be required to alter materially or discontinue its arrangements with Boatmen's and change its method of operations. It is not anticipated, however, that any change in the Funds' method of operations would affect the net asset value per share of the Fund or result in a financial loss to any shareholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing shares of an open-end investment company were relaxed, the Funds expect that Boatmen's would consider the possibility of offering to provide some or all of the services now provided by BISYS and PFD. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Boatmen's might offer to provide services for consideration by the Trustees.

         The terms of the Investment Management Agreement among Kleinwort Benson, Boatmen's and the Fund provide that Kleinwort Benson, subject to supervision of the Funds' Board of Trustees and Boatmen's, manages the investment operations of the Fund and the composition of the Fund's assets, including the purchase, retention and disposition thereof. The Investment Management Agreement provides that, subject to Section 36 of the 1940 Act, Kleinwort Benson will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, except liability to the Fund or its shareholders to which Kleinwort Benson would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of, or its reckless disregard of, its obligations and duties under the Agreement. The Agreement provides that the Fund will indemnify Kleinwort Benson against certain liabilities, including liabilities under the Federal securities laws, or, in lieu thereof, contribute to resulting losses.


         The investment management agreement between Kleinwort Benson Investment Management Americas Inc., Boatmen's Trust Company and the Trust on behalf of the Fund was approved by the Board of Trustees of The Pilot Funds on October 22, 1996 and by shareholders on December 18, 1996.


         As compensation for Kleinwort Benson's services, Kleinwort Benson is entitled to a fee paid by Boatmen's directly out of Boatmen's advisory fee computed daily and payable monthly, at an annual rate equal to, effective June 1, 1995, .40 of 1% up to $325,000,000 and .25 of 1% of such assets in excess of $325,000,000, on an annualized basis. Prior to June 1, 1995, Kleinwort Benson was entitled to a fee, computed daily and payable monthly at an annual rate equal to .80 of 1% of the Fund up to $65,000,000, .40 of 1% of such assets in excess of $65,000,000 and .25 of 1% of such assets in excess of $325,000,000. For the fiscal year ended August 31, 1994, the fee paid by Boatmen's to Kleinwort Benson was $1,465,815 which equaled .48 of 1% of the Fund's average daily net assets. For the fiscal year ended August 31, 1995, the fee paid by Boatmen's to Kleinwort Benson was $1,535,377, which equaled .43 of 1% of the Fund's average daily net assets. For the fiscal year ended August 31, 1996, the fee paid by Boatmen's to Kleinwort Benson was $1,658,658, which equaled .34 of 1% of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders.

THE ADMINISTRATOR

         BISYS Fund Services Limited Partnership ("BISYS"), with principal offices at 3435 Stelzer Road, Columbus, Ohio 43219 serves as the Fund's Administrator. BISYS also serves as administrator to several other investment companies. BISYS is a wholly-owned subsidiary of The BISYS Group, Inc.

         BISYS provides administrative services for the Fund as described in the Prospectus pursuant to an Administration Agreement with the Trust dated as of June 1, 1996. The Agreement will continue in effect with respect to the Fund until June 1, 1997 and thereafter will be automatically extended as to the Fund for successive periods of one year, provided that such continuance is specifically approved: (a) by a vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined under "Investment Restrictions"). The Agreement is terminable by the Board of Trustees of the Trust with regard to the Fund, without the payment of any penalty, at any time if for cause. "Cause" shall mean a material breach by BISYS of its obligations under the Agreement which shall not have been cured within 60 days after the date on which BISYS shall have received written notice setting forth in detail the facts alleged to give rise to the breach.

         For its services under the Administration Agreement, BISYS is entitled to receive an administration fee from the Trust, which is calculated based on the net assets of all investment portfolios of the Trust combined. Under the Administration Agreement, the Fund pays its pro rata share of an annual fee to BISYS, computed daily and payable monthly, of .115 of 1% of the Trust's average net assets up to $1.5 billion, .110 of 1% of the Trust's average net assets on the next $1.5 billion, and .1075 of 1% of the Trust's average net assets in excess of $3 billion. From time to time, BISYS may voluntarily waive fees or reimburse the Trust for expenses. For the period ended August 31, 1996, BISYS voluntarily waived fees in the amount of $0 for the Fund.

         BISYS will bear all expenses in connection with the performance of its services under the Administration Agreement for the Trust with the exception of fees charged for certain fund accounting services which are borne by the Fund.

         The Administration Agreement provides that BISYS shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund in connection with the matters to which the Agreement relates except a loss resulting from willful misfeasance, bad faith or negligence in the performance of BISYS' duties or from the reckless disregard by BISYS of its obligations and duties thereunder.

THE DISTRIBUTOR

         Pilot Funds Distributors Inc. (the "Distributor"), is a registered broker-dealer located at 3435 Stelzer Road, Columbus, Ohio 43219. The Distributor is a wholly-owned subsidiary of The BISYS Group, Inc.

         The Distribution Agreement with the Distributor will continue in effect with respect to the Fund until June 1, 1997 and thereafter will be automatically extended for successive terms of one year, provided that such continuance is specifically approved: (a) by a majority of those members of the Board of Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of any plan that has been adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act ("Plan") or in any agreement entered into in connection with such plans ("Disinterested Trustees"), pursuant to a vote cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust (as defined under "Investment

Restrictions"). The Agreement is terminable by the Trust at any time with regard to any class of its shares, without the payment of any penalty, by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities of such class (as defined under "Investment Restrictions") on 60 days' written notice to the Distributor, or by the Distributor at any time, without payment of any penalty, on 60 days' written notice to the Trust. For the fiscal year ended August 31, 1996, the Distributor received $143,860 in underwriting commissions and retained $0.

THE TRANSFER AGENT

         BISYS Fund Services, Inc. (the "Transfer Agent"), located at 3435 Stelzer Road, Columbus, Ohio 43219 serves as the Fund's transfer agent and dividend disbursing agent. The Transfer Agent is a wholly-owned subsidiary of The BISYS Group, Inc. Under its Transfer Agency Agreement with the Trust, the Transfer Agent, has undertaken with the Trust to: (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, or monthly statements in lieu thereof, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For the fiscal year ended August 31, 1996, the Transfer Agent received a fee of $294,880 for its services as transfer agent.


                             PORTFOLIO TRANSACTIONS

         Kleinwort Benson is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

         In placing orders for portfolio securities of the Fund, Kleinwort Benson is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Kleinwort Benson will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, Kleinwort Benson will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

         While Kleinwort Benson generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, Kleinwort Benson will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, Kleinwort Benson, or its other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by Kleinwort Benson in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund; and the services furnished by such brokers may be used by Kleinwort Benson in providing investment management services for the Funds.

         Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees of the Funds.

         In certain instances there may be securities which are suitable for one or more of the other clients of Kleinwort Benson. Investment decisions for the Fund and for Kleinwort Benson's other clients are made with a view toward achieving their respective investment objectives. It may happen that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more client when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. The Fund believes that over time its ability to participate in volume transactions will produce superior executions for the Fund.

          The Portfolio turnover rate for the Fund for the fiscal years ended August 31, 1995 and August 31, 1996 was 35.9% and 22.31%, respectively. The Fund will not engage in purchasing securities for short-term trading purposes.

         For the fiscal years ended August 31, 1995 and August 31, 1996, the brokerage commissions paid by the Fund were as follows:


                                          Total               Total Amount             Brokerage
                     Total              Brokerage           of Transactions           Commissions
                   Brokerage           Commissions             On Which                 Paid To
                  Commissions           Paid To               Commissions          Brokers Providing
                     Paid           Affiliated Persons         Were Paid               Research
                  -----------       ------------------      ---------------        -----------------
Fiscal Year
from Sept. 1,
1995 through
Aug. 31, 1996     $1,217,692               $0 (1)            $369,213,181 (2)       $        0

Fiscal Year
from Sept. 1,
1994 through
Aug. 31, 1995     $  781,228               $0 (1)            $291,172,320 (2)       $        0

Fiscal Year
from Sept. 1,
1993 through
Aug. 31, 1994     $1,484,166               $0 (1)            $154,608,502 (2)       $        0



(1)    Percentage of total commissions paid.
(2) Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.

                                 NET ASSET VALUE

       The net asset value per share of the Fund is determined by the Fund's custodian at 3:00 p.m., Central time (4:00 p.m., Eastern time), on each Business Day as defined in the Prospectus. In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees of the Funds will reconsider the time at which net asset value is computed. In addition, the Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

       Portfolio securities of the Fund are valued as follows: (a) securities that are traded on any U.S. or foreign stock exchange or the National Association of Securities Dealers NASDAQ System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ prior to the Fund's valuation time; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked price and securities traded on a foreign exchange will be valued at the official bid price; (b) over-the-counter stocks not quoted on NASDAQ are valued at the last sale price prior to the Fund's valuation time or, if no sale occurs, at the mean between the last bid and asked price; (c) debt securities are valued by a pricing service selected by Kleinwort Benson and approved by the Trustees of the Funds, which prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by Kleinwort Benson to be representative of market values at the Fund's valuation time; (d) options and futures contracts are valued at the last sale price on the market prior to the Fund's valuation time where any such option or futures contract is principally traded; (e) forward foreign currency exchange contracts are valued at their respective current fair market values, supplied by a dealer in such contracts prior to the Fund's valuation time, determined on the basis of prices supplied by a dealer in such contracts; and (f) all other securities and other assets, including debt securities, for which prices are supplied by a pricing agent but are not deemed by Kleinwort Benson to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotation is available, are valued at fair value as determined in good faith pursuant to procedures established by the Trustees of the Funds, including use of a valuation committee. Money market instruments held by the Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method.

       Fund securities traded on more than one United States national securities exchange or foreign securities exchange are valued at the last sale price on each business day prior to the Fund's valuation time on the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the rates of such currencies against U.S. dollars last quoted by any major bank between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees of the Funds.

       Trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is normally completed well before the close of business on each business day of the Funds. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in the United States. Furthermore, trading takes place in various foreign markets on days which are not business days in the United States and days on which the Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the Fund's valuation time will not be reflected in the Fund's calculation of net asset values unless Kleinwort Benson deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

       The proceeds received by the Fund and each additional portfolio established by the Trustees of the Funds for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of such Fund will be segregated on the books of account, and will be charged with the liabilities of such Fund and a share of the general liabilities of the Funds. Expenses with respect to the Fund are generally allocated in proportion to the net asset values of the respective portfolios except where allocations of direct expenses can otherwise be fairly made. In addition, certain distribution, administration and service fees will be borne exclusively by the class to which they relate.


              MATTERS RELATING TO CLASS A SHARES AND CLASS B SHARES

       As distributor, the Distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. The Distributor is entitled to the payment of a front-end sales charge on the sale of Class A Shares of the Fund as described in the Prospectus for such shares. The Distributor is also entitled to the payment of a contingent deferred sales charge upon redemption of Class B Shares of the Fund as described in the Prospectus for such shares.

       The Distributor is also entitled to payment by the Trust for distribution in addition to the sales charges described in the Prospectuses. Under the Trust's Distribution Plan for Class A Shares, the Trust pays fees for the provision of services by Service Organizations (which may include the Distributor itself), persons ("Clients") for whom the Service Organization is the dealer of record or holder of record or with whom the Service Organization has a servicing relationship. Under the Trust's Distribution Plan for Class B Shares of the Fund, the Trust may pay the Distributor for (a) expenses incurred in connection with advertising and marketing shares of the Fund, including but not limited to any advertising or marketing via radio, television, newspapers, magazines, telemarketing or direct mail solicitations; (b) fees for services rendered with respect to Class B Shares similar to those services described above with respect to Class A Shares; (c) expenses incurred in preparing, printing and distributing Prospectuses (except those used for regulatory purposes or for distribution to existing shareholders) and in implementing and operating the Distribution Plan; and (d) interest on amounts expended by the Distributor that are not immediately repaid by the Trust (to the extent approved by the Board of Trustees and permitted by published positions of the Securities and Exchange Commission).

       Services provided by Service Organizations pursuant to the Distribution Plans may include, among other things: (i) establishing and maintaining accounts and records relating to Clients that beneficially own Class A or Class B Shares;
(ii) processing dividend and distribution payments on behalf of Clients; (iii) providing information periodically to Clients regarding their share positions;
(iv) arranging for bank wires; (v) responding to Client inquiries concerning their investments in shares; (vi) providing the information to the Fund necessary for accounting or subaccounting; (vii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (viii) assisting in processing exchange and redemption requests from Clients; (ix) assisting Clients in changing dividend options, account designations and addresses; and (x) providing other similar services.

       The Distribution Plan for Class A Shares provides that the Distributor is entitled to receive distribution payments on a monthly basis at an annual rate not exceeding .25% of the average daily net assets during such month of the outstanding shares to which a particular Plan relates. If in any month the Distributor expends or is due more monies than can be immediately paid due to this percentage limitation, the unpaid amount is carried forward from month to month while the Distribution Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitation. Conversely, if in any month the Distributor does not expend the entire amount then available under a Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment. However, any unpaid amounts or credits due under a Distribution Plan may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

       The Distribution Plan for Class B Shares provides that the Distributor is entitled to receive distribution payments on a monthly basis at an annual rate not exceeding 1.00% of the average daily net assets during such month of the outstanding shares to which such Plan relates. Not more than 0.25% of such net assets will be used to compensate Service Organizations for personal services provided to Class B shareholders and/or the maintenance of such shareholders' accounts and not more than 0.75% of such net assets will be used for promotional and other primary distribution activities.

       Payments made out of or charged against the assets of a particular class of shares of a particular Fund must be in payment for expenses incurred on behalf of that class. (The Distribution Plans permit, however, joint distribution financing by the Fund or other investment portfolios or companies that are affiliated persons of the Fund, affiliated persons of such a person, or affiliated persons of the Distributor, in accordance with applicable regulations of the Securities and Exchange Commission.)

       Payments for distribution expenses under a particular Distribution Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. Payments under the Distribution Plans are also subject to the conditions imposed by Rule 18f-3 under the 1940 Act and a Rule 18f-3 Multiple Class Plan which has been adopted by the Trustees of the Trust for the benefit of the Fund. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of [Trust] shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the Plans provide that a report of the amounts expended under the respective Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The Distribution Plans for Class A Shares and Class B Shares provide that they may not be amended to increase materially the costs which Class A or Class B Shares of the Fund may bear for distribution pursuant to the respective Distribution Plans without shareholder approval, and both Plans provide that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan being amended or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Disinterested Trustees"). In addition, as long as the Distribution Plans for the respective share classes are in effect, the nomination of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) must be committed to the non-interested Trustees.

       The Board of Trustees of the Trust has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and Class A and Class B shareholders, respectively. The Plan is subject to annual re-approval by a majority of the Disinterested Trustees of the Trust and are terminable at any time with respect to any Fund by a vote of a majority of such Trustees or, with respect to the Distribution Plan, by vote of the holders of a majority of the applicable shares of the Fund involved. Any agreement entered into pursuant to the respective Distribution Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Disinterested Trustees, by vote of the holders of a majority of the applicable shares of such Fund, by the Distributor or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

       Banks may act as Service Organizations and receive payments under the Distribution Plan as described. The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization, changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail himself or herself of any automatic investment or other services than being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of these occurrences.

       The Trust understands that Boatmen's and its affiliates and/or some Service Organizations may charge their clients a direct fee for services in connection with their investments in the Fund. These fees would be in addition to any amounts which might be received under the Plan. Small, inactive long-term accounts involving such additional charges may not be in the best interest of shareholders.


       Parties received payment for the following distribution services under the Distribution Plan: Promoting the Fund and maintaining customer relations to increase assets, development and production of sales materials needed to assist the broker/dealers in their selling efforts and responding to various customer inquiries about performance information, prospectus requests and general questions about the Fund. Payments made by the International Equity Fund under the Distribution Plan for the fiscal year ended August 31, 1996 were $67,600 for Class A Shares and $136 for Class B Shares.



                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

       As described in the Prospectuses for such shares, Class A Shares and Class B Shares may be purchased directly from the Distributor or by Clients of certain financial institutions such as broker-dealers that have entered into selling and/or servicing agreements with the Distributor ("Service Organizations"). Pilot Shares may be purchased by Boatmen's and its affiliates acting on behalf of themselves and persons maintaining qualified accounts at such institutions, as described in the Prospectus for such shares. Individuals may not purchase Pilot Shares directly. Boatmen's and its affiliates and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Trust and described in the Prospectuses. Depending on the terms of the particular account, these entities may charge their customers fees for automatic investment, redemption and other services. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Boatmen's and its affiliates and Service Organizations are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of shares prior to such purchase.

       Purchase orders will be effected only on business days. Persons wishing to purchase shares through their accounts at a Service Organization (for Class A Shares and Class B Shares, or at Boatmen's or its affiliates (for Pilot Shares), should contact such entity directly for appropriate instructions.

       Class A Shares of the Fund are sold with a front-end sales charge. As described in the Prospectus for Class A Shares of the Fund, a front-end sales charge will not be imposed on certain types of transactions and/or investors (provided the status of the investment is explained at the time of investment). These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

       Class B Shares of the Fund are sold without a front-end sales charge, but are subject to a contingent deferred sales charge. As described in the Prospectus for Class B Shares, the contingent deferred sales charge is not charged on certain types of redemptions. You must explain the status of your redemption at the time you redeem your shares in order to receive the sales charge exemption.

       Boatmen's and/or the Distributor may charge certain fees for acting as Custodian for IRAs or 401k retirement plans, payment of which could require the liquidation of shares. Consult the appropriate form for a description of these fees. Purchases for IRA accounts or 401k retirement plans will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds.

       An investor whose shares are purchased through accounts at Boatmen's or its affiliates or a Service Organization may redeem all or part of his or her shares in accordance with instructions pertaining to such accounts. Shares in the Fund for which orders placed by Boatmen's or its affiliates, a Service Organization or individual investor for wire redemption are received on a business day before the close of regular trading hours on the New York Stock Exchange (currently 3:00 p.m. Central time) will be redeemed as of the close of regular trading on such Exchange and the proceeds of redemption (less any applicable contingent deferred sales charge) will normally be wired in federal funds on the next business day to the commercial bank specified by the individual investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent), or to the Service Organization through which the investment was made. To qualify to use the wire redemption privilege with the Trust, the payment for shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Shares in the Fund for which orders for wire redemption are received by the Trust after the close of regular trading hours on the New York Stock Exchange or on a non-business day will be redeemed as of the close of regular trading on such Exchange on the next day on which shares of the Fund are priced and the proceeds (less any applicable contingent deferred sales charge) will normally be wired in federal funds on the next business day thereafter. Redemption proceeds (less any applicable contingent deferred sales charge) will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

       To change the commercial bank or account designated to receive redemption proceeds from Class A Shares or Class B Shares a written request must be sent to The Pilot Funds, c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219. Such request must be signed by each shareholder, with each signature guaranteed as described in the Fund's Prospectuses. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature.

       For processing redemptions or to change wiring instructions with the Trust, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

EXCHANGE PRIVILEGE

         The Trust offers an exchange privilege whereby investors may exchange all or part of their Class A Shares for Class A Shares of other investment portfolios of the Trust; Class B Shares for Class B Shares of other investment portfolios of the Trust; and Pilot Shares for Pilot Shares of other investment portfolios of the Trust. By use of this exchange privilege, the investor authorizes the Transfer Agent to act on telephonic or written exchange instructions from any person representing himself or herself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time subject to applicable regulatory restrictions. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his or her basis in such shares at the time of the transaction.

         Exchange transactions described in Paragraphs A, B and C below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction. Paragraphs A, B and C relate only to whether a front-end sales charge will be imposed, not to whether a particular exchange transaction is permissible or impermissible.

(a) Class A Shares, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a front-end sales charge for Class A Shares of any non-money market investment portfolio of the Trust.

(b) Shares of any investment portfolio of the Trust acquired by a previous exchange transaction involving shares on which a front-end sales charge has directly or indirectly been paid (e.g., Class A Shares issued in connection with an exchange transaction involving Class A Shares), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a front-end sales charge for Class A Shares of any other non-money market investment portfolio of the Trust. To accomplish an exchange transaction under the provisions of this Paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

(c) Class A Shares of any non-money market portfolio acquired in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with Boatmen's or its affiliates may be exchanged without a front-end sales charge for Class A Shares of any non-money market investment portfolio of the Trust.

         Class B Shares acquired pursuant to an exchange transaction will continue to be subject to a contingent deferred sales charge. However, Class B Shares may be exchanged for other Class B Shares without the payment of a contingent deferred sales charge at the time of exchange. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Class B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange.

         In addition, as described in the Prospectuses, under certain circumstances exchange transactions between Class A Shares and Pilot Shares in the Fund may be permitted without the payment of a front-end sales charge.

         Except as stated above, a front-end sales charge will be imposed when shares of any investment portfolio of the Trust that were purchased or otherwise acquired without a front-end sales charge are exchanged for shares of a non-money market investment portfolio of the Trust subject to such a front-end charge.

         Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolios from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

RIGHT OF ACCUMULATION AND STATEMENT OF INTENTION

         For the purpose of applying the Right of Accumulation or Statement of Intention privileges available to certain Class A Share investors in the Fund as described in the Prospectus, the scale of sales charges applies to purchases of Class A Shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children; or a trustee or other fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) although more than one beneficiary is involved; or "a qualified group" which has been organized for the purpose of buying redeemable securities of a registered investment company at a discount, provided that the purchases are made through a central administrator or a single dealer, or by other means which result in economy of sales effort or expense. A "qualified group" must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must be able to arrange for mailings to members at reduced or no cost to the Distributor.

MISCELLANEOUS

         Certificates for shares will not be issued.


         With respect to the Fund, a "business day" is a day on which the New York Stock Exchange is open for trading, and includes Martin Luther King, Jr. Day, Columbus Day and Veterans Day. The scheduled 1997 holidays on which the New York Stock Exchange is closed are: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted by applicable rules and regulations of The Securities and Exchange Commission, (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the shareholders of the Funds, or (iv) at any other time when the Funds may, under applicable laws and regulations, suspend payment on the redemption of its shares. The Trust may also suspend or postpone the recordation of the transfer of its shares under any of the foregoing circumstances.

         The Trust reserves the right to require a shareholder to redeem involuntarily shares in an account (other than an IRA or Qualified Retirement Plan account) if the balance held of record by the shareholder drops below $1,000 and such shareholder does not increase such balance to $1,000 or more upon 30 days' notice. The Trust will not require a shareholder to redeem shares of the Fund if the balance held of record by the shareholder is less than $1,000 solely because of a decline in the net asset value of the Fund's shares or because the shareholder has made an initial investment in a lower amount as provided for in the Fund's Prospectuses. The Trust may also redeem shares involuntarily if such redemption is appropriate to carry out the Trust's responsibilities under the 1940 Act.

         The Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds' Prospectuses from time to time.

IN KIND PURCHASES

         Payment for shares of a Fund may, in the discretion of Boatmen's, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment, contact Boatmen's. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

REDEMPTIONS IN KIND

         If the Board of Trustees determines that conditions exist which make payment of redemptions proceeds wholly in cash unwise or undesirable, the Trust may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. Each Fund may commit that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.

                      CALCULATION OF PERFORMANCE QUOTATIONS

         From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

A. Average Annual Total Return is the average annual compounded rate of return for the periods of one year and the life of the Fund, ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in the Fund's shares. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                    1/n
         T = (ERV/P)    - 1

         Where:

         T        =        average annual total return
         P        =        a hypothetical initial investment of $1,000
         n        =        number of years
         ERV      =        ending redeemable value: ERV is the value, at the
                           end of the applicable period, of a hypothetical
                           $1,000 investment made at the beginning of the applicable period.

B. Cumulative Total Return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in shares of the applicable Fund. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

         C        =        (ERV/P) - 1

         Where:

         C        =        cumulative total return
         P        =        a hypothetical initial investment of $1,000
         ERV      =        ending redeemable value: ERV is the value, at the
                           end of the applicable period, of a hypothetical
                           $1,000 investment made at the beginning of the applicable period.

C. Total Return is the rate of return on an investment for a specified period of time calculated in the same manner as Cumulative Total Return.

D. Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semi-annual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                    YIELD  =  2[(a-b + 1)6 - 1]
                                                 ---
                                                 cd

         Where:

         a        =        dividends and interest earned during the period.
         b        =        expenses accrued for the period (net of
                           reimbursements).
         c        =        the  average  daily  number of shares  outstanding
                           during the period that were entitled to receive
                           dividends.
         d        =        the maximum offering price per share on the last day
                           of the period.

         Unlike bank deposits or other investments that pay a fixed yield or return for a stated period of time, the return for the Fund will fluctuate from time to time and does not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions, as well as the expenses allocated to the Fund. The return of the Fund may not be readily comparable to other investment alternatives because of differences in the foregoing variables and the methods used to value portfolio securities, compute expenses and calculate return.

         Average annual total return, cumulative total return, total return and yield are calculated separately for Pilot Shares and Class A Shares. Pilot Shares and Class A and Class B Shares are subject to different fees and expenses and may have different performance for the same period. Performance information is not available for Class B Shares which did not commence operations until June 1996.


         For periods prior to July 12, 1993, the performance information for Pilot International Equity Fund is actually the performance for the Kleinwort Benson International Equity Fund of Kleinwort Benson Investment Strategies, all of the assets of which were acquired by Pilot International Equity Fund in exchange for Class A Shares in a reorganization effective July 12, 1993 the date on which Pilot International Equity Fund commenced operations. The Kleinwort Benson International Equity Fund was advised solely by Kleinwort Benson prior to that date.

         The average annual total return of Pilot International Equity Fund with respect to Pilot Shares and Class A Shares for the one, five and ten-year periods ended August 31, 1996, assuming such shares had been outstanding and subject to maximum service fees and that the maximum sales charge had been assessed is shown below:


         For the period prior to July 12, 1993, the information reflects the performance of the Kleinwort Benson International Equity Fund. The Class B Shares commenced operations during July 1, 1996.


                                                   Average Annual Total Return
                                                   ---------------------------
                                      One Year            Five Years            Ten Years
                                      --------            ----------            ---------
Pilot International Equity Fund

Pilot Shares                           10.77%               8.62%                  9.43%

Class A Shares                          5.56%               7.35%                  8.65%

Class B Shares                         -2.85%                N/A                    N/A



         From time to time, the Funds may publish an indication of one or more Funds' past performance as measured by independent sources, such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal.

                                 TAX INFORMATION

         The Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification does not involve supervision of management or investment practices by any governmental agency or bureau.

         In order to qualify as a regulated investment company, the Fund must, among other things: (a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (such as gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its annual gross income from the sale or other disposition of: (i) stock or securities, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or foreign currency options, futures or forward contracts) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities), held less than three months (the "30% Limitation"); and (c) diversify its holdings so that, at the end of each quarter of its taxable year:
(i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer.

         The Fund, as a regulated investment company, generally should not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are distributed to shareholders in any taxable year, provided that the Fund distributes at least 90% of its investment company taxable income and its net tax-exempt interest income, if any, each taxable year. In order to avoid a 4% federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not taking into account any capital gains or losses) for such year, at least 98% of the excess of its capital gains over its capital losses (adjusted for certain ordinary losses) computed on the basis of the one-year period ending on October 31 of such year, and any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as having been paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

         Dividends paid out of the Fund's investment company taxable income will be treated as ordinary income in the hands of shareholders. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may qualify for the corporate dividends-received deduction. Distributions of net capital gains, if any, which are designated as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders, and are not eligible for the corporate dividends-received deduction. Net capital gains for a taxable year are computed by taking into account any capital loss carry-forward of the Fund.

         Distributions of investment company taxable income and net capital gains will be taxable as described above, whether received in additional shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis in each share so received equal to the net asset value of such share on the reinvestment date.

         Investments by the Fund in zero coupon securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax.


         Gain derived by the Fund from the disposition of any market discount bonds, including tax-exempt market discount bonds, held by the Fund will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.


         The taxation of equity options and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options, futures contracts and forward contracts in which the Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

         Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to its shareholders.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle position.

         Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         The 30% Limitation and the diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and forward contracts.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         If the Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.


         The Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, under proposed regulations the Fund would be able to elect to mark to market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and any resulting loss would not be recognized.


         Any gain or loss realized by a shareholder upon the sale or other disposition of shares, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         The Fund may be subject to foreign withholding taxes on its investments in certain securities of foreign entities. These taxes may be reduced under the terms of applicable tax treaties, and the Fund intends to satisfy any procedural requirements to qualify for benefits under these treaties. In the event that more than 50% of the value of its total assets at the close of a taxable year is composed of stock or securities of foreign corporations, a Fund may make an election under Code Section 853 to permit its shareholders (subject to limitations) to claim a credit or deduction on their federal income tax returns for their pro rata portion of qualified taxes paid by that Fund in foreign countries. In the event such an election is made, shareholders would be required to include their pro rata portion of such taxes in gross income and may be entitled to claim a foreign tax credit or deduction for the taxes, subject to certain limitations under the Code shareholders who are precluded from taking such credits or deductions will nevertheless be taxed on their pro rata share of the foreign taxes included in their gross income, unless they are otherwise exempt from federal income taxes.

         The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions (except in the case of certain exempt shareholders). Under the backup withholding provisions of Code Section 3406, all such distributions may be subject to withholding of federal income tax at the rate of 31%. This tax generally would be withheld if: (a) the payee fails to furnish the Fund with the payee's taxpayer identification number ("TIN") under penalties of perjury, (b) the IRS notifies the Fund that the TIN furnished by the payee is incorrect, (c) the IRS notifies the Fund that the payee has failed to properly report interest or dividend income to the IRS, or (d) when required to do so, the payee fails to certify under penalties of perjury that it is not subject to backup withholding. An individual's TIN is his or her social security number. The Funds may refuse to accept an application that does not contain any required TIN or certification that the number provided is correct. If the withholding provisions are applicable, any distributions, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax consequences of an investment in the Fund.

         The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable U.S. income tax treaty) on certain distributions.

STATE AND LOCAL

         The Fund may be subject to state or local taxes in jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under Federal income tax laws. Also, an investment in the Fund may have different tax consequences for shareholders than would a direct investment in the securities held by the Fund. Shareholders should consult their own tax advisers concerning these matters. For example, in such states or localities, it may be appropriate for shareholders to review with their tax advisers the state income tax consequences of investment by the Fund in securities issued or guaranteed as to principal and interest by the U.S. Government or its various agencies or instrumentalities, portfolio repurchase agreements, and securities loans.


                         ORGANIZATION AND CAPITALIZATION

         The Pilot Funds is a Massachusetts business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 15, 1982, as amended (the "Declaration of Trust") under the name Centerland Fund. On June 1, 1994, the name of the Funds was changed to The Pilot Funds. Each shareholder is deemed to have expressly assented and agreed to the terms of the Declaration of Trust and is deemed to be a party thereto. The authorized capital of the Funds consists of an unlimited number of units of beneficial interest which are referred to as "shares" in this

Statement of Additional Information. The Trustees have authority under the Declaration of Trust to create and classify shares of beneficial interest in separate series ("Funds") without further action by shareholders. The Trustees have established fourteen Funds, one of which is offered herein and known as Pilot International Equity Fund. Each share of the Fund has a par value of $.001. It represents an equal proportionate interest in the Fund with each other share, and is entitled to such distributions out of the income belonging to the Fund as are declared by the Trustees. Upon the liquidation of the Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to the Fund available for distribution. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series or Fund of shares into one or more classes. The Trustees have authorized the issuance of three classes of the Fund: Pilot Shares, Class A Shares and Class B Shares. Except as noted above with respect to the Distribution Plans for Class A Shares and Class B Shares, shares of the Fund bear the same types of ongoing expenses with respect to the Fund. In addition, Class A Shares are subject to a front-end sales charge and Class B Shares are subject to a contingent deferred sales charge as described in the Prospectuses. The Classes also have different exchange privileges, and Class B Shares are subject to conversion as described in the Prospectus for those shares. In the event of a liquidation or dissolution of the Trust or the Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Trust's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of the Fund are entitled to participate in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund that are held by each shareholder, except that Class A Shares of the Fund will be solely responsible for the Fund's payments pursuant to the Distribution Plan for those shares and Class B Shares of the Fund will be solely responsible for the Fund's payments pursuant to the Distribution Plan for those shares.

         Each Pilot Share, Class A Share and Class B Share is entitled to one vote per share; however, separate votes will be taken by the Fund or one of its classes on matters affecting only the Fund or that particular class or as otherwise required by law. Fractional shares are entitled to proportionate fractional votes. Shares have neither cumulative voting rights nor any preemptive, subscription, or conversion rights (the right of redemption is described under "Transaction Rules" and "How to Sell Shares" in the Prospectus). Shares when issued as described herein are fully paid and nonassessable, except as expressly set forth below. For information relating to possible mandatory redemption of shares at the option of the Funds, see "Transaction Rules" and "How to Sell Shares" in the Prospectus. The Trust Agreement provides for shareholder voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of the Trustee or successor thereto, and until the election and qualification of his successor, if any, elected at that meeting, or until the Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

         As of the date of this Statement of Additional Information, the Trustees and officers of the Funds owned beneficially less than 1% of the outstanding shares of the Fund.

SHAREHOLDER AND TRUSTEE LIABILITY

         The Pilot Funds is an entity of the type commonly known as a "Massachusetts business trust," which is the form in which many mutual funds are organized. Shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Funds. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Funds shall, upon request, assume the defense of any claim made against a shareholder for any act or obligation of the Funds, and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund is unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is not material.

         The Declaration of Trust provides that the Trustees of the Funds shall not be liable for any action taken by them in good faith, and that they shall be fully protected in relying in good faith upon the records of the Funds and upon reports made to the Funds by persons selected in good faith by the Trustees as qualified to make such reports. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust provides that the Funds will indemnify Trustees and officers of the Funds against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Funds, unless it is determined, in the manner provided in the Declaration of Funds, that they have not acted in good faith in the reasonable belief that, in the case of conduct in their official capacity with the Funds, their conduct was in the best interests of the Funds and that, in all other cases, their conduct was at least not opposed to the best interest of the Funds (and that, in the case of any criminal proceeding, they had no reasonable cause to believe that the conduct was unlawful). However, nothing in the Declaration of Trust or the By-Laws protects or indemnifies Trustees or officers against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.


                           CUSTODIAN AND SUBCUSTODIANS

         Boatmen's Trust Company ("Boatmen's"), 100 N. Broadway, St. Louis, Missouri 63102, is the custodian of the Fund's assets. With respect to foreign securities and currencies held abroad and certain domestic certificated securities, Boatmen's has entered into subcustody arrangements with Bankers Trust Company. The Fund has approved the use by Bankers Trust Company of its network of foreign subcustodians.


                       INDEPENDENT ACCOUNTANTS AND COUNSEL

         Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Fund. In addition to providing audit services, Arthur Andersen LLP prepares the Funds' federal and state tax returns and provides consultation and assistance on accounting, internal control and related matters. The financial statements and related report of Arthur Andersen LLP contained in the 1995 Annual Report of the Funds and the financial statements and related report of Ernst & Young LLP, independent auditors, contained in the 1992 Annual Report of Kleinwort Benson Investment Strategies relating to its Kleinwort Benson International Equity Fund series, are hereby incorporated by reference.

         Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, serves as general counsel to the Funds.

                                  MISCELLANEOUS


         Based on holdings and total shares outstanding as of October 23, 1996, the following persons would own beneficially or of record 5% or more of the outstanding shares as indicated in the table below:



                                                                      Percent of Total Outstanding
Name and Address                             Number of Shares              Shares of Class
----------------                             ----------------              ---------------
Union Elec P/T                                     2,819,452                    7.52%
c/o Boatmen's Trust Company                          Class A
100 North Broadway                              (Beneficial)
St. Louis, Missouri 63102

Boatmen's Bancshares                               2,466,375                    6.57%
100 North Broadway                                   Class A
St. Louis, Missouri 63102                       (Beneficial)

CNOM & CO                                      9,494,869.486                   21.15%
Boatmen's Trust CO                               Pilot Class
P.O. Box 500409                                     (Record)
St. Louis, Missouri 63150-0409

BOAT & CO                                     19,762,926.870                   54.43%
Boatmen's Trust CO                               Pilot Class
P.O. Box 14737                                      (Record)
St. Louis, Missouri 63178-0409

RODAC & CO                                     6,040,578.630                   16.63%
Boatmen's Trust CO                               Pilot Class
P.O. Box 500409                                     (Record)
St. Louis, Missouri 63150-0409

Nature of Ownership. Except with respect to certain defined benefit plans sponsored by Boatmen's and its affiliates, (a) none of Boatmen's, or any of its affiliates has any economic interest in any of the shares held of record by them and (b) all such shares are held by them for the benefit of others in a trust, agency or other fiduciary or representative capacity.



                              FINANCIAL STATEMENTS

         The financial statements and related report of Arthur Andersen LLP contained in the 1996 Annual Report of the Funds are hereby incorporated by reference and attached hereto.

                                    APPENDIX
                        DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

         Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than with Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers, 1, 2, and 3 in the Aa, A and Baa categories. The modifier 1 indicates that the security ranks in the higher end of the applicable category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the category.

         Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). The distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

                  MIG-1--Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                  MIG-2--Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

         A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met. VMIG-1, VMIG-2 and VMIG-3 ratings carry the same definitions as MIG-1, MIG-2 and MIG-3, respectively.

STANDARD & POOR'S CORPORATION

         AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. This rating indicates an extremely strong capacity to pay interest and repay principal.

         AA: Debt rated AA also has a very strong capacity to pay interest and repay principal, and in the majority of instances it differs from AAA issues only in small degree. The ratings in AA may be modified by the addition of a plus ("+") or minus ("-") sign to show relative standing within the major rating categories.

         A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Municipal notes issued since July 29, 1984 are rated "SP-1," "SP-2," and "SP-3." The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus ("+") sign is added to those issues determined to possess overwhelming safe characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest, while an SP-3 designation indicates speculative capacity to pay principal and interest.

DUFF & PHELPS

         AAA: Instruments rated AAA are of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA+, AA, AA-: Instruments bearing these designations are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-: Protection factors for instruments bearing these designations are average but adequate. However, risk factors are more variable and greater in period of economic stress.

         BBB+, BBB, BBB-: Protection factors for instruments bearing these designations are below average but still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

         Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured Financings are also rated on this scale.

FITCH INVESTORS SERVICE, INC.

         AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

         A: Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB: Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefor impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus ("+") and minus ("-") signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used within the "AAA" category. Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evaluating," where ratings may be raised or lowered. FitchAlert is relatively short-term and should be resolved within 12 months.

IBCA, INC.

         AAA: Obligations rated AAA are obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are likely to increase investment risk significantly.

         AA: Obligations rated AA are obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A: Obligations rated A are obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic, or financial conditions may lead to increased investment risk.

         BBB: Obligations rated BBB are obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

         "+" or "-" may be appended to denote relative status within major rating categories. Rating Watch highlights an emerging situation which may materially affect the profile of a rated corporation.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICES, INC.

         P-1: Issuers have a superior capacity for repayment of short-term promissory obligations. Prime-1 or P-1 repayment capacity will normally be evidenced by the following characteristics:

         Leading market positions in well established industries.

         High rates of return on funds employed.

         Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         Well-established access to a range of financial markets and assured sources of alternate liquidity.

         P-2: Issuers have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         P-3: Issuers have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION

         A-1: Standard & Poor's Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus ("+") sign designation.

         A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

DUFF & PHELPS

         DUFF 1 PLUS: These instruments bear the highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         DUFF 1: These instruments bear very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

         DUFF 1 MINUS: These instruments bear high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         DUFF 2: These instruments bear good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         DUFF 3: These instruments bear satisfactory liquidity and other protection factors which qualify an issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         No ratings are issued for companies whose paper is not deemed to be of investment grade.

FITCH INVESTORS SERVICE, INC.

         F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

         F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

IBCA, INC.

         A1+: Obligations supported by the highest capacity for timely repayment.

         A1: Obligations supported by a very strong capacity for timely repayment.

         A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

         B1: Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

         "+" or "-" may be appended to denote relative status within major rating categories. Rating Watch highlights an emerging situation which may materially affect the profile of a rated corporation.

                                 THE PILOT FUNDS
                                3435 Stelzer Road
                              Columbus, Ohio 43219




                       STATEMENT OF ADDITIONAL INFORMATION

                                 JANUARY 2, 1997

                                  PILOT SHARES



         The Pilot Funds (the "Funds") is an open-end, management investment company (or mutual fund) consisting of fourteen portfolios, four of which portfolios (the "Funds") are described herein:

         Pilot Short-Term U.S. Treasury Fund (the "Treasury Fund"); Pilot Short-Term Diversified Assets Fund (the "Diversified Fund"); Pilot Short-Term Tax-Exempt Diversified Fund (the "Tax-Exempt Diversified Fund"); and Pilot Missouri Short-Term Tax-Exempt Fund (the "Tax-Exempt Fund").

         Boatmen's Trust Company ("Boatmen's") serves as investment adviser to the Funds. Pilot Funds Distributors, Inc. ("PFD") serves as each Fund's distributor, and its affiliate, BISYS Fund Services Limited Partnership ("BISYS"), serves as each Fund's administrator. The Tax-Exempt Diversified Fund and the Tax-Exempt Fund are sometimes referred to as the "Tax-Exempt Funds."


         This Statement of Additional Information is not a Prospectus, and should be read in conjunction with the Prospectus for the Pilot Shares (the "Prospectus") dated January 2, 1997, as may be amended or supplemented from time to time, which may be obtained without charge from institutions ("Service Organizations") that hold Pilot Shares for the benefit of their customers, or by writing to Pilot Funds Distributors Inc., 3435 Stelzer Road, Columbus, Ohio 43219.

                                TABLE OF CONTENTS


INVESTMENT POLICIES AND PRACTICES OF THE PORTFOLIOS.............................  3
          U.S. Government Securities............................................  3
          Custodial Receipts....................................................  3
          Bank and Corporate Obligations........................................  3
          Repurchase Agreements.................................................  4
          Foreign Securities....................................................  4
          Asset-Backed and Receivables-Backed Securities........................  5
          Forward Commitments and When-Issued Securities........................  6
          Variable Amount Master Demand Notes...................................  6
          Variable Rate and Floating Rate Demand Instruments....................  6
          Loan Participation....................................................  7
          Municipal Obligations.................................................  8
          Investing in Missouri................................................. 10
          Standby Commitments .................................................. 13
          Tax-Exempt Fund Taxable Obligations................................... 13
          Restricted and Other Illiquid Securities.............................. 13

INVESTMENT RESTRICTIONS ........................................................ 14
          Treasury Fund, Diversified Fund and Tax-Exempt Diversified Fund....... 14
          Tax-Exempt Fund....................................................... 16

TRUSTEES AND OFFICERS .......................................................... 17

THE INVESTMENT ADVISER, ADMINISTRATOR, DISTRIBUTOR
  AND TRANSFER AGENT............................................................ 20
         Investment Adviser..................................................... 20
         The Administrator, Distributor and Transfer Agent...................... 22
         Expenses............................................................... 23

PORTFOLIO TRANSACTIONS.......................................................... 23

NET ASSET VALUE................................................................. 24

REDEMPTIONS..................................................................... 25

CALCULATION OF YIELD QUOTATIONS................................................. 26

TAX INFORMATION................................................................. 27
         State and Local........................................................ 30

ORGANIZATION AND CAPITALIZATION................................................. 30
         Shareholder and Trustee Liability...................................... 31

CUSTODIAN....................................................................... 32

INDEPENDENT ACCOUNTANTS AND COUNSEL............................................. 32

MISCELLANEOUS................................................................... 32

FINANCIAL STATEMENTS............................................................ 33

SHAREHOLDER ADMINISTRATIVE SERVICES............................................. 33

APPENDIX: DESCRIPTION OF SECURITIES RATINGS..................................... A-1

FINANCIAL STATEMENTS............................................................ F-1

                                  PILOT SHARES


               INVESTMENT POLICIES AND PRACTICES OF THE PORTFOLIOS


         The following discussion elaborates on the description of each Fund's investment policies and practices contained in the Prospectus. Except as set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder consent.

U.S. GOVERNMENT SECURITIES

         A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

CUSTODIAL RECEIPTS

         The Diversified Fund may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" and "Certificates of Accrual on Treasury Securities." Although custodial receipts are not considered U.S. Government securities, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Although it has no current intent, the Treasury Fund could invest more than 10% of its total assets in custodial receipts if the staff of the Securities and Exchange Commission ("SEC") changes its current policy that such evidences of ownership do not constitute Government Securities for purposes of Section 35(d) of the Investment Company Act of 1940 (the "1940 Act"). The Tax-Exempt Funds may acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain municipal notes and bonds.

BANK AND CORPORATE OBLIGATIONS

         Commercial paper represents short-term unsecured promissory notes typically issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Funds consists of direct U.S. dollar denominated obligations of domestic or foreign issuers. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, fixed time deposits and bank notes. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer.

Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank. Certain fixed time deposits maturing in more than seven days may be deemed to be illiquid securities.

REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which the purchaser (i.e., the Fund) purchases a U.S. Government or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.

         Custody of the Obligation will be maintained by the Funds' custodian or subcustodian. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

         Repurchase agreements pose certain risks for all entities, including the Funds, that utilize them. Such risks are not unique to the Funds but are inherent in repurchase agreements. The Funds seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

         For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

         If in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that the Fund does not have a perfected security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Funds utilize custodians and subcustodians that Boatmen's believes follow customary securities industry practice with respect to repurchase agreements, and Boatmen's analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

         Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the Obligation.

         Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

         Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

FOREIGN SECURITIES

         The Diversified Fund may invest in U.S. dollar denominated foreign securities and certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued by major foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks. Investments can include fixed time deposits in Cayman Island branches of such banks. The Tax-Exempt Funds may also invest in municipal instruments backed by letters of credit issued by certain of such banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, these Funds are restricted to purchasing U.S. dollar denominated securities, but are not otherwise precluded from purchasing securities of foreign issuers.

         Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation, or other adverse political or economic developments. In addition, it could be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES

         The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with its investment objectives and policies, the Diversified Fund may invest in these and other types of asset-backed securities that may be developed in the future. However, the Fund will generally not invest in an asset-backed security if the income received with respect to its investment constitutes rental income or other income not treated as qualifying income under the 90% test described in "Tax Information" below. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

         Several types of asset-backed and receivable-backed securities have already been offered to investors, for example Certificates for Automobile Receivables(SM) ("CARS(SM)") and interests in pools of credit card receivables. CARS(SM) represent undivided fractional interests in a trust ("CAR Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

         The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Diversified Fund to dispose of any then existing holdings of such securities.

         Consistent with the Diversified Fund's investment objectives and policies, the Fund also may invest in other types of asset-backed and receivables-backed securities.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

         Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

         A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's average dollar weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

         When a Fund purchases securities on a when-issued or forward commitment basis, the Fund's custodian or subcustodian will maintain in a segregated account liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities subject to such commitment, the custodian or subcustodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

VARIABLE AMOUNT MASTER DEMAND NOTES

         Each Fund may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund (as lender) and the borrower. These notes are direct lending arrangements between lenders and borrowers, and are not generally transferable, nor are they ordinarily rated by a Nationally Recognized Statistical Rating Organization ("NRSRO"). The Fund may invest in these notes only if Boatmen's believes that, as of the time of investment, the notes are of a quality comparable to the other obligations in which a Fund may invest.

VARIABLE RATE AND FLOATING RATE DEMAND INSTRUMENTS

         Each Fund may purchase variable and floating rate demand instruments that are tax-exempt municipal obligations and other debt securities that possess a floating or variable interest rate adjustment formula. These instruments also permit a Fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

         The terms of the variable or floating rate demand instruments that a Fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the Fund instructs otherwise. A Fund will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. Accordingly, any variable or floating rate demand instrument must be of high quality with respect to both its long-term and short-term aspects, except that where credit support is provided even if the issuer defaults in the payment of principal or interest, the Fund may rely only on the high quality character of the short-term aspect of the variable or floating rate demand instrument, i.e., the right to sell. A variable or floating rate demand instrument which is unrated must have high quality characteristics similar to other obligations rated high quality. Boatmen's may determine that an unrated variable or floating rate demand instrument meets a Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for that Fund. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of the Fund.

         The maturity of the variable or floating rate demand instruments held by a Fund will ordinarily be deemed to be the longer of: (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or (2) the period remaining until the instrument's next interest rate adjustment. The acquisition of variable or floating rate demand notes for a Fund must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation.

         A Fund may invest in variable or floating rate demand instruments in the form of participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). Such participation interests provide the Fund with a specific undivided interest (up to 100%) in an obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The institution usually retains fees out of the interest paid on the obligation for servicing the obligation and providing the letter of credit.

LOAN PARTICIPATION

         The Diversified Fund may purchase participation interests with remaining maturities of thirteen months or less in loans of any maturity. Such loans must be to issuers in whose obligations the Fund may invest. Any participation purchased by the Fund must be issued by a bank in the United States with assets exceeding $1 billion. Because the issuing bank does not guarantee the participation in any way, it is subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the Fund to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due, the Fund could be subject to delays, expenses and risks which are greater than those which would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Moreover, under the terms of the loan participation, the purchasing Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by a borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participation interests is limited, and any such participation purchased by the Fund may be treated as illiquid.

MUNICIPAL OBLIGATIONS

         The Diversified Fund and the Tax-Exempt Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are "notes" and "bonds."

         NOTES. Municipal notes are generally used to provide for short-term capital or operating cash flow needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, tax-exempt commercial paper and certain receipts for municipal obligations.

         Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are often general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. They are often general obligations of the issuer. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes and the notes are not secured by any other source. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Funds may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations when, in the opinion of bond counsel, they are exempt from federal income tax. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts" and "Municipal Certificates of Accrual on Tax-Exempt Securities." There are a number of other types of notes issued for different purposes and secured differently from those described above.

         BONDS. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds.

         General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

         Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

         Private activity bonds, a term that includes certain types of bonds, the proceeds of which are used to a specified extent for the benefit of persons other than governmental units, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. The Tax-Exempt Diversified Fund does not intend to invest in recently issued private activity bonds. The Tax-Exempt Fund may invest in private activity bonds. The interest from such bonds would be an item of tax preference to shareholders under the federal alternative minimum tax.

         Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which the Funds may purchase are limited to short-term serial bonds, those with original or remaining maturities of 13 months or less. The Funds may purchase long-term bonds provided that they have a remaining maturity of 13 months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within 13 months. The Funds may also purchase long-term bonds (sometimes referred to as "Put Bonds"), which are subject to a Fund's commitment to put the bond back to the issuer at par at a designated time within 13 months and the issuer's commitment to so purchase the bond at such price and time. The Funds may purchase long-term fixed-rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund, at periodic intervals (usually every six months, but in no event more than every twelve months), to tender (or "put") its bonds to the institution and receive the face value thereof. The Fund may be assessed "tender fees" for each tender period at a rate equal to the difference between the bonds' fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the bonds coupled with the tender option to trade at par on the date of such determination.

         These bonds coupled with puts, as well as standby commitments (discussed below), may present tax issues. With either type of investment, the Tax-Exempt Funds intend to take the position that they are the owners of municipal obligations acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in their bonds. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of any tender fees or swap payments, in relation to various regulated investment company tax provision is unclear.

         In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

         The Tax-Exempt Funds may purchase municipal instruments that are backed by letters of credit issued by domestic banks or foreign banks that have a branch, agency or subsidiary in the United States. See "Foreign Securities" for information concerning credit risks of foreign bank obligations.

         For the purpose of investment restrictions of the Funds, the identification of the "issuer" of municipal obligations that are not general obligation bonds is made by Boatmen's on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

         An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale, unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations which were not publicly offered initially.

         Securities purchased for the Tax-Exempt Funds are subject to the policy on holdings of securities which are not readily marketable. Boatmen's determines whether a municipal obligation is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. Boatmen's believes that the quality standards applicable to the Funds' investments enhance marketability. In addition, standby commitments and demand obligations also enhance marketability.

         Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. Higher quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

INVESTING IN MISSOURI

         The following information as to certain Missouri risk factors is given to investors in view of the Tax-Exempt Fund's policy of concentrating its investments in Missouri issuers. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from recent official statements relating to securities offerings of Missouri issuers.


         Missouri has a diverse economy based upon manufacturing, commerce, trade, agriculture and mining. The State's proximity to the geographic and population centers of the nation makes the State an attractive location for business and industry. Earnings and employment are distributed among the manufacturing, service and trade sectors in a close approximation of the national average, lessening the State's cyclical sensitivity to a downturn in any single sector. Wholesale and retail trade, services and manufacturing together account for approximately 67% of Missouri's non-agricultural employment. The unemployment rate in Missouri exceeded the national average in the 1983 recession period, fell below the national average in 1984-86, 1989 and 1991-95 and exceeded the national average in 1987, 1988 and 1990.

         The Missouri portions of the St. Louis and Kansas City metropolitan areas contain approximately 1,900,000 and 975,000 residents, respectively, constituting over 54% of Missouri's 1995 estimated population of approximately 5,324,000. St. Louis is an important site for banking and manufacturing activity, as well as a distribution and transportation center, with ten Fortune 500 companies (as well as other major educational, financial, insurance, retail, wholesale and transportation companies and institutions) headquartered there. Kansas City is a major agribusiness center and an important center for finance and industry. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Springfield, St. Joseph, Joplin and Columbia are also important population and industrial centers in the State.


         Manufacturing is a leading component of Missouri's economy. To the extent that the economy suffers a recessionary period, the manufacturing sector, which relies heavily on durable goods such as automobiles and electric and electronic equipment, could be adversely affected.


         Defense related business plays an important role in Missouri's economy. In addition to the large number of civilians employed at the various military installations and training bases in the State, aircraft and related businesses in Missouri are the recipients of substantial annual dollar volumes of defense contract awards. McDonnell Douglas Corporation is the State's second largest employer, employing approximately 25,000 employees in Missouri in 1995. From 1991 through 1995, Missouri has ranked in the top eight states in total military contract awards and ranked sixth in 1991, 1994 and 1995, compared to its population ranking as the nation's fifteenth largest state. To the extent that changes in military appropriations were enacted by the United States Congress, Missouri could be disproportionately affected. The effects of the recently announced merger of McDonnell-Douglas Corporation with Boeing Corporation are unknown, but there could be adverse effect on the state's economy.


         Article X, Section 16-24 of the Constitution of Missouri (the "Hancock Amendment") imposes a limit on the amount of taxes that may be imposed by the State and on the amount of taxes, licenses and fees that may be imposed by local government units in any fiscal year. The details of the Hancock Amendment are complex; the amendment has been the subject of several judicial decisions and further clarification from implementing legislation and subsequent judicial decisions may be necessary.

         The Hancock Amendment provides that the State may not collect revenues in any fiscal year that exceed by more than one percent total State revenues for the fiscal year ended June 30, 1981, adjusted annually based on increases in the average personal income of Missouri residents. If the revenue limit is exceeded by more than one percent in any fiscal year, a refund of the excess revenues collected by the State is required.

         The revenue limit may be exceeded if the Governor declares an emergency and expenditures above the limit are approved by a two-thirds vote of each house of the Missouri legislature. The revenue limit can also be exceeded if the voters of the State of Missouri approve a constitutional amendment authorizing new or increased taxes or revenues. In addition, the revenue limit does not apply to taxes imposed for the payment of principal and interest on bonds approved by the voters and authorized under the Missouri Constitution. The Hancock Amendment does not prohibit increasing State taxes so long as State revenues are expected to be less than the revenue limit.

         The Hancock Amendment further provides that the State may not reduce the State financed portion of the cost of any existing activity or service required of a county or political subdivision and that the cost of any new activity or service required by the State must be funded by the State. In addition, State expenditures in any fiscal year may not exceed the established revenue limit plus federal and surplus funds.

         The Hancock Amendment generally prohibits counties and other political subdivisions (all local government Units having the power to tax) from levying any new or increased tax, license or fee without the approval of the required majority of voters; however, the Missouri Supreme Court has ruled that increases in specific charges for certain services actually provided are not subject to the Hancock Amendment. If the required majority of voters approve the issuance of debt obligations and the levy of taxes or imposition of licenses or fees necessary to meet payments of principal and interest on such debt obligation, existing taxes, licenses or fees may be increased or new taxes, licenses or fees imposed without violating the Hancock Amendment. Missouri constitutional or statutory provisions other than the Hancock Amendment may require greater than majority approval for the valid issuance of debt obligations.

         Counties and other political subdivisions (but not the State) may increase taxes without regard to the Hancock Amendment to pay principal and interest on obligations if such obligations were authorized to be issued prior to the adoption of the Hancock Amendment.

         If the tax base of a county or other political subdivision with respect to a tax, fee or license is broadened, the Hancock Amendment requires the tax levy or fee to be reduced to yield the same estimated gross revenue as on the prior base. Even if the assessed value of property in the county or other political subdivision (excluding the value of new construction and improvements) increases at a rate exceeding the consumer price index, the Hancock Amendment limits any percentage increase in property tax revenues to the percentage increase in the consumer price index and requires a rollback of taxes if assessed values of real property increase faster than the consumer price index.

         The Hancock Amendment limitations do not apply to the tax levy on the assessed valuation of new construction and improvements.


         Total state revenues for fiscal 1995 exceeded the Hancock Amendment limit and triggered a tax refund liability. The state has recognized a liability of $147.2 million for this refund. Using a different method of calculation, the State Auditor calculated a refund due of $616.8 million. The State Auditor filed a lawsuit in Cole County Circuit Court alleging that certain revenues not included in the state's calculation of total state revenue should have been included in the calculation. The Circuit Court dismissed the auditor's suit for lack of standing, but the Court of Appeals reversed the Circuit Court's decision and has remanded the case for further consideration on the merits. A taxpayer group has filed a lawsuit in Cole County Circuit Court challenging the constitutionality of the refund procedure. As a result of such suit, refunds are on hold.

         The state expects that the Hancock Amendment will be exceeded for 1996 by approximately $229,000,000 which will trigger an income tax refund liability. The State Auditor projects that the limit has been exceeded by a similar amount.


         To the extent that the payment of general obligation bonds issued by the State of Missouri or a county or other political subdivision is dependent on revenues from the levy of taxes and such obligations have been issued after the date of the Hancock Amendment's adoption, November 4, 1980, the ability of the State of Missouri or the appropriate local Unit to levy sufficient taxes to pay the debt service on such bonds may be affected, unless there has been specific voter approval of the issuance of such bonds and the levy of such taxes as are necessary to pay the principal and interest on such bonds.

         Debt obligations issued by certain State issuers, including those of the Board of Public Buildings of the State of Missouri and the Department of Natural Resources of the State of Missouri, are payable either solely or primarily from the rentals, incomes and revenues of specific projects financed with the proceeds of the debt obligations and are not supported by the taxing powers of the State or of the issuer of the bonds. The Hancock Amendment may most strongly affect such state revenue bonds, since they are dependent in whole or in part on State appropriations to provide sufficient revenues to pay principal and interest. Unless such bonds are approved by the voters of Missouri, under the Hancock Amendment, taxes cannot be raised to cover the state appropriations necessary to provide revenues to pay principal and interest on the bonds.

         Consequently, there may be insufficient state revenues available to permit the State legislature to make appropriations adequate to enable the issuer to make timely payment of principal and interest on such State revenue bonds. For example, in the case of the Board of Public Buildings of the State of Missouri, the payment of principal and interest on debt obligations is dependent solely on the appropriation by the State legislature of sufficient funds to pay the rentals of State agencies occupying buildings constructed by the Board of Public Buildings. State park revenue bonds of the Department of Natural Resources of the State of Missouri are in part dependent on revenues generated by operations of the particular project and in part on State appropriations. Consequently, payment of principal and interest on such State revenue bonds, relating to specific projects and not supported by the taxing power of the State of Missouri, may not be made or may not be made in a timely fashion because of the inability of the State to appropriate sufficient funds for the payment of such bonds (or to make up shortfalls therein) due to the limitations on State taxes and expenditures imposed by the Hancock Amendment, the inability of the issuer to generate sufficient income or revenue from the project to make such payment or a combination of such factors.

         As described above, general obligation bonds and revenue bonds of counties or other political subdivision issuers may also be affected by the tax, license and fee limitations of the Hancock Amendment. Unless the required voter approval of such debt obligations and the imposition of taxes to pay them is obtained prior to their issuance, the Hancock Amendment imposes limitations on the imposition of new taxes and the increase of existing taxes which may be necessary to pay principal and interest on general obligations bonds of local issuers. The limitations contained in the Hancock Amendment also may affect the payment of principal and interest on bonds and other obligations issued by local governmental units and supported by the revenues generated from user fees, licenses or other fees and charges, unless the requisite voter approval of the issuance of such bonds or other obligations, and the approval of the assessment of such fees or other charges as may be necessary to pay the principal and interest on such bonds or other obligations, has been obtained prior to their issuance.

         Debt obligations of certain other state and local agencies and authorities are not, by the terms of their respective authorizing statutes, obligations of the state or any political subdivision, public instrumentality or authority, county, municipality or other state or local unit of government. Illustrative of such issuers are the Missouri Housing Development Commission, the State Environmental Improvement and Energy Resources Authority, the Health and Educational Facilities Authority of the State of Missouri, the Missouri Higher Education Loan Authority, the Industrial Development Board of the State of Missouri, the Missouri Agricultural and Small Business Development Authority and other similar bodies organized on a local level under similar state authorizing statutes such as the various local industrial development authorities. The debt obligations of such issuers are payable only from the revenues generated by the project or program financed from the proceeds of the debt obligations they issue, and the Hancock Amendment has no application.

         In November 1992, Missouri voters approved a constitutional amendment which removed the net proceeds of fuel taxes allocated to counties, cities, towns and villages from the definition of "total state revenues" in the Hancock Amendment. This change became effective July 1, 1993.

         Under Missouri law, property tax abatement and tax increment financing can be made available to encourage redevelopment projects. Neither tax abatement nor tax increment financing diminishes tax revenues collected in affected areas, but instead act to freeze such revenues at current levels and thereby deprive the taxing authority of future increases in ad valorem property tax revenues which would otherwise result from increases in assessed valuations in affected areas.


         In addition to the spending limitation imposed by the Hancock Amendment, the Missouri Constitution prohibits the General Assembly in any fiscal year from increasing taxes or fees without voter approval that in total produce new annual revenues greater than either $50 million adjusted annually by the percentage change in the personal income of Missouri for the second previous fiscal year, or by 1% of total state revenues, whichever is less. In emergency situations, as defined by the Hancock Amendment, the General Assembly could increase taxes, licenses or fees for one year above the limit without voter approval.


STANDBY COMMITMENTS

         In order to enhance the liquidity, stability or quality of municipal obligations, the Tax-Exempt Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or "standby commitment," depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities.

         Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from the Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Fund. In considering whether a security meets a Fund's quality standards, the Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

         The Funds value municipal obligations which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, each Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers which represent a minimal risk of default. The duration of standby commitments will not be a factor in determining the weighted average maturity of a Fund. There is no assurance that standby commitments will be available to a Fund nor have the Funds assumed that such commitments would continue to be available under all market conditions.

TAX-EXEMPT FUND TAXABLE OBLIGATIONS

         The Tax-Exempt Funds do not currently intend to invest in taxable obligations; however, from time to time each Fund may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest payments are subject to federal or, in the case of the Tax-Exempt Fund, Missouri income tax. In addition to the temporary defensive investments described in the Prospectus, each Fund may invest in taxable obligations pending the investment or reinvestment in municipal bonds of proceeds from sales of Fund shares or sales of portfolio securities. A Fund may also invest in highly liquid, taxable obligations in order to avoid the necessity of liquidating portfolio investments to meet redemption requests by Fund shareholders.

RESTRICTED AND OTHER ILLIQUID SECURITIES

         A Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, including restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933. However, a Fund will not invest more than 10% of the value of its net assets in securities which are illiquid, which may include restricted securities, unless the Funds' Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees may adopt guidelines and delegate to Boatmen's the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations, since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid. The Board will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.


                             INVESTMENT RESTRICTIONS

         The Funds have adopted certain fundamental policies, which may not be changed with respect to any Fund without the approval of the holders of a majority of the outstanding voting shares of that Fund as defined in the 1940 Act.

TREASURY FUND, DIVERSIFIED FUND AND TAX-EXEMPT DIVERSIFIED FUND

         As a matter of fundamental policy for the Treasury Fund, the Diversified Fund and the Tax-Exempt Diversified Fund, each Fund may not:

         (1) Purchase securities of any issuer if immediately after such purchase the value of the Fund's investments in issuers conducting their principal business activity in any one industry would exceed 25% of the value of the Fund's total assets, provided that: (a) the gas, electric, water and telephone businesses will be considered separate industries,
                  (b) the personal credit and business credit businesses will be considered separate industries, (c) wholly-owned finance companies will be considered to be in the industry of their parents if their activities are primarily related to financing the activity of their parents, (d) there is no limitation with respect to or arising out of investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or by banks and (e) the Diversified Fund will invest more than 25% of the value of its total assets in bank obligations (whether foreign or domestic) except that if adverse economic conditions prevail in the banking industry the Diversified Fund may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in bank obligations (for the purposes of this restriction, state and municipal governments and their agencies or authorities are not deemed to be industries).

         (2) Make loans, except to the extent that the purchase of debt obligations in accordance with each Fund's investment objective and policies and repurchase agreements with banks, brokers, dealers and other financial institutions may be deemed to be loans.

         (3) Borrow money, except: (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund's total assets, or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's total assets. While any Fund has borrowings outstanding in an amount exceeding 5% of its total assets the Funds will not make any purchases of portfolio instruments for that Fund. The Funds may not borrow money from Boatmen's Bancshares, Inc. or any majority-owned subsidiary thereof.

         (4) Purchase or sell real estate (except securities secured by real estate or interests therein), commodities, commodity contracts or oil and gas interests, or purchase any voting securities or invest in companies for the purpose of exercising control or management.

         (5) Act as an underwriter of securities (except as the Funds may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of instruments in accordance with its investment objective and portfolio management policies), make short sales of securities, or maintain a short position.

         (6) Mortgage, pledge or hypothecate any assets, except to secure permitted borrowings.

         (7) Purchase the securities of any issuer other than the U.S. Government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in any one issuer except that:
                  (a) up to 25% of the value of its total assets may be invested without regard to such 5% limitation, and (b) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities.

         For purposes of the investment restriction in item (1), each foreign government will be considered a separate industry. For purposes of the restriction in item (7) above, a guaranty of an instrument will be considered a separate security (subject to certain exclusions allowed under the 1940 Act). The exceptions to item (3), above, with regard to borrowing are not for investment leverage purposes, but are solely for extraordinary or emergency purposes and to facilitate management of the Funds by enabling the Funds to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If, due to market fluctuations or other reasons, the net assets of a Fund fall below 300% of its borrowings, the Funds would promptly reduce the borrowings of such Fund in accordance with the 1940 Act. To do this, the Funds may have to sell a portion of such Fund's investments at a time when it may be disadvantageous to do so.

         In addition, the Trustees have approved the following non-fundamental investment restrictions on behalf of the Treasury Fund, the Diversified Fund and the Tax-Exempt Diversified Fund:


         (1) It will not, on behalf of such Funds, purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

         (2) Purchase securities of unseasoned issuers, at which time, including predecessors, at the time of purchase have been in operation for less than three years, if the value of the Fund's aggregate investment in such securities will exceed 5% of its total assets.


         Pursuant to an SEC rule, the Diversified Fund and the Treasury Fund may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government securities or repurchase agreements collateralized by such obligations). Each of such Funds may, however, invest more than 5% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although a Fund may not make more than one such investment at any time. Securities which are rated in the highest short-term rating category by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs") are designated "First Tier Securities." Further, each of such Funds will not invest more than: (i) the greater of 1% of its total assets, or (ii) one million dollars in the securities of a single issuer which were Second Tier Securities when acquired by a Fund. In addition, each of such Funds may not invest more than 5% of its total assets in securities which were Second Tier Securities when acquired by a Fund. Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not rated in the highest category by two or more NRSROs, are designated "Second Tier Securities." Pursuant to SEC Rule 2a-7 the foregoing restrictions are not applicable to the Tax-Exempt Funds. "NRSROs" include Standard & Poor's Corporation, Moody's Investors Service, Inc., Duff & Phelps, Inc., Fitch Investors

Service, Inc., IBCA Limited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a description of their rating categories, see Appendix A.

TAX-EXEMPT FUND

         As a matter of fundamental policy, the Tax-Exempt Fund may not:

         (1) Purchase the securities of any issuer (other than obligations issued or guaranteed by the Government of the United States or its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry.

         (2) Make loans, except: (a) through the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, or (b) by engaging in repurchase agreements with respect to portfolio securities, or (c) by lending securities to other parties, provided that no securities loan may be made, if, as a result, more than 33-1/3% of the value of its total assets would be lent to other parties.

         (3) Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of the value of its total assets (less liabilities other than borrowings) and may not purchase any security while borrowings representing more than 5% of its net assets are outstanding. Any borrowings that come to exceed 33-1/3% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33-1/3% limitation.

         (4) Purchase or sell physical commodities or real estate unless acquired as a result of the ownership of securities (but this shall not prevent the Fund from purchasing and selling futures contracts or marketable securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the Fund from purchasing interests in pools of real estate mortgage loans).

         (5) Underwrite securities issued by others (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities).

         (6) Issue bonds or any other class of securities preferred over shares of the Fund in respect of the Fund's assets or earnings, provided that the Fund may establish additional series or classes of shares in accordance with its Declaration of Trust.

         (7) Sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts are not deemed to constitute short sales.

         To the extent that limitation (7) allows the Fund to engage in certain short sales, and that limitation (4) allows the Fund to purchase or sell physical commodities or real estate and purchase and sell futures contracts, the Fund does not plan on doing so in the coming year. For purposes of the foregoing restriction (1), municipal governments and their agencies and authorities are not deemed to be industries.

         As a matter of non-fundamental policy, the Tax-Exempt Fund may not:

         (a) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that the Fund may make initial and variation margin payments in connection with transactions in futures contracts and options on futures contracts.

         (b) Purchase or otherwise acquire any security or enter into a repurchase agreement with respect to any security if, as a result, more than 10% of the value of its net assets would be invested in securities subject to legal or contractual restrictions on resale (restricted securities), securities for which there is no readily available market, and repurchase agreements not entitling the holder to payment of interest and principal within seven days.


         (c) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its total assets would be invested in the securities of companies which, including predecessors, have a record of less than 3 years continuous operation.

         (d) Purchase any security if, as a result, more than 10% of the value of its total assets would be invested in the securities of other investment companies, purchase securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid, or purchase or retain securities of any other open-end investment company; provided that this section (d) shall not apply to securities acquired as part of a merger or consolidation.


         The foregoing non-fundamental investment restrictions of the Funds may be changed or terminated without the approval of shareholders.

         For purposes of the foregoing limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings on behalf of, one of the Funds.

         As used in this Statement of Additional Information, with respect to matters required to be submitted to shareholders by the provisions of the 1940 Act, the term "majority of the outstanding shares" of either the Funds or a particular Fund of the Funds means the vote of the lesser of (i) 67% or more of the shares of the Funds or Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Funds or Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Funds or Fund.


                              TRUSTEES AND OFFICERS


         Information pertaining to the Trustees and officers of the Funds is set forth below.


                                                                                Principal Occupation(s)
Name and Address                              Position(s) with Trust            During Past 5 Years
----------------                              ----------------------            -------------------
J. Hord Armstrong, III (55)                   Trustee                           Chairman and CEO, D&K Wholesale
8000 Maryland Avenue                                                            Drug, Inc., a distributor of
Suite 1190                                                                      pharmaceutical products, since 1987.
St. Louis, Missouri 63105

Lee F. Fetter (43)                            Chairman                          Chief Operating and Financial
660 S. Euclid, Box 8003                                                         Officer of Washington University
St. Louis, Missouri 63110                                                       School of Medicine since 1983.

                                                                                Principal Occupation(s)
Name and Address                              Position(s) with Trust            During Past 5 Years
----------------                              ----------------------            -------------------
19*Henry O. Johnston (59)                     Trustee                           President of Fordyce Four,
9650 Clayton Road                                                               Incorporated, a corporation engaged
St. Louis, Missouri 63124                                                       in the acquisition and management of
                                                                                personal investments.

L. White Matthews, III (50)                   Trustee                           Executive Vice President of Finance
Eighth and Eaton Avenues                                                        since 1987, Union Pacific
Bethlehem, Pennsylvania 18018                                                   Corporation, a company engaged in
                                                                                transportation, exploration and
                                                                                refining of hydrocarbons, mining and
                                                                                real estate.

Nicholas G. Penniman, IV (58)                 Trustee                           Publisher, St. Louis Post-Dispatch
900 N. Tucker Boulevard                                                         since 1986. Senior Vice President of
St. Louis, Missouri 63101                                                       Pulitzer Publishing Company since
                                                                                1986.

William J. Tomko (37)                         President                         Senior Vice President, BISYS Fund
3435 Stelzer Road                                                               Services, Inc.
Columbus, Ohio 43219

W. Eugene Spurbeck (40)                       Vice President                    Manager, BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

Martin R. Dean (33)                           Treasurer                         Manager, Mutual Fund Accounting,
3435 Stelzer Road                                                               BISYS Fund Services, Inc. since May
Columbus, Ohio 43219                                                            1994.  Prior thereto, Senior
                                                                                Manager, KPMG Peat Marwick.

George O. Martinez (37)                       Secretary                         Senior Vice President and Director
3435 Stelzer Road                                                               of Legal and Compliance Services of
Columbus, Ohio 43219                                                            BISYS Fund Services, Inc. since
                                                                                April 1995.  Prior thereto, Vice
                                                                                President and Associate General
                                                                                Counsel of Alliance Capital
                                                                                Management, L.P.



--------
* Mr. Johnston is deemed to be an "interested person" of the Trust for purposes of the 1940 Act by virtue of his ownership of common stock of Boatmen's Bancshares, Inc. ("Bancshares"), Boatmen's parent. Mr. Johnston's interest represents less than one-tenth of one percent of the outstanding shares of Bancshares.

                                                                                Principal Occupation(s)
Name and Address                              Position(s) with Trust            During Past 5 Years
----------------                              ----------------------            -------------------
Sheldon A. Jones (58)                         Assistant Secretary               Partner of the law firm of Dechert
Ten Post Office Square South                                                    Price & Rhoads.
Boston, Massachusetts 02109

Alaina Metz (28)                              Assistant Secretary               Employee of BISYS Fund Services
3435 Stelzer Road                                                               Limited Partnership since June 1995;
Columbus, Ohio 43219                                                            prior thereto, supervisor, Alliance
                                                                                Capital Management, L.P.

Bruce Treff (30)                              Assistant Secretary               Counsel, BISYS Fund Services, Inc.
3435 Stelzer Road                                                               since September 1995.  Prior
Columbus, Ohio 43219                                                            thereto, Manager, Alliance Capital
                                                                                Management, L.P.


         The Agreement and Declaration of Trust of the Funds (the "Trust Agreement") provides that, subject to its provisions, the business of the Funds shall be managed by the Trustees. The Trust Agreement provides that: (a) the Trustees may enter into agreements with other persons to provide for the performance and assumption of various services and duties, including, subject to their general supervision, advisory and administration services and duties, and also including distribution, custodian, transfer and dividend disbursing agency, shareholder servicing and accounting services and duties, (b) a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law, and (c) subject to the preceding clause, the Trustees are not responsible or liable for any neglect or wrongdoing of any officer or any person referred to in clause (a).


         Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and/or may have in the future, transactions with Boatmen's, Boatmen's Bancshares, Inc. ("Bancshares") (Boatmen's parent prior to the January 1997 merger of Bancshares into NationsBank Corporation ("NationsBank")), NationsBank, BISYS and their respective affiliates. The Funds have been advised by such Trustees and officers that all such transactions have been and are expected to be ordinary transactions, and that the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions with other customers.


         Each officer holds comparable positions with certain other investment companies for which BISYS or its affiliates serve as administrator and/or distributor.

         The following table provides information relating to the aggregate compensation received by the Trustees from the Registrant for the fiscal year ended August 31, 1996.

                               COMPENSATION TABLE

              (1)                         (2)                   (3)                  (4)                  (5)
                                                                                                         TOTAL
                                       AGGREGATE            PENSION OR        ESTIMATED ANNUAL     COMPENSATION FROM
                                   COMPENSATION FROM        RETIREMENT                              REGISTRANT AND
                NAME OF                REGISTRANT          BENEFITS UPON        BENEFITS UPON      FUND COMPLEX PAID
        PERSON, POSITION                                    RETIREMENT           RETIREMENT           TO PERSONS
        ----------------           -----------------       -------------      ----------------    ------------------
J. Hord Armstrong, III                  $26,000                  0                    0                 $26,000
Lee F. Fetter (Chairman)                $28,000                  0                    0                 $28,000
Henry O. Johnston*                      $26,000                  0                    0                 $26,000
L. White Matthews, III                  $26,000                  0                    0                 $26,000
Nicholas G. Penniman, IV                $26,000                  0                    0                 $26,000


* "Interested person" of the Funds for purposes of the 1940 Act.

         Each of the Trustees who is not an "interested person" of the Funds for purposes of the 1940 Act (the "non-interested Trustees") is compensated by the Funds for his services as such. The compensation paid to the non-interested Trustees other than the Chairman is $13,000 per year and $2,000 for each meeting attended by such Trustee. The compensation paid to the Chairman is $18,000 and $2,000 for each Trustee meeting attended. Each of the non-interested Trustees is entitled to reimbursement for out-of-pocket expenses. Compensation paid to the Trustees who are considered interested persons is paid directly by the investment adviser. Trustees' fees during the fiscal year ended August 31, 1996, distributed to or accrued for the account of the non-interested Trustees (four persons), amounted to approximately $106,000, which represented the total compensation paid by the Funds to the Trustees during that year.


               THE INVESTMENT ADVISER, ADMINISTRATOR, DISTRIBUTOR
                               AND TRANSFER AGENT

INVESTMENT ADVISER


         Boatmen's Trust Company, P.O. Box 14737, 100 North Broadway, St. Louis, Missouri 63178, acts as investment adviser to the Funds. As adviser, Boatmen's is responsible for the management of each Fund's assets pursuant to separate Advisory Agreements between each Fund and Boatmen's.

         On August 30, 1996, Bancshares, of which Boatmen's is a wholly-owned subsidiary, and NationsBank announced that they have entered into an agreement pursuant to which Bancshares will merge into NationsBank. The proposed merger, which will take place in January 1997, is subject to a number of conditions, including approval by the appropriate regulatory authorities and by the shareholders of both Bancshares and NationsBank. When the proposed merger is consummated, Boatmen's will become a wholly-owned subsidiary of NationsBank.


         Under each Advisory Agreement, Boatmen's, subject to the supervision of the Trustees of the Funds, manages the investment operations of each of the Funds.

         Each Advisory Agreement provides that, subject to Section 36 of the 1940 Act, Boatmen's will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except liability to the Funds or its shareholders to which Boatmen's would otherwise be subject by reason of its willful misfeasance, bad faith or gross negligence in the performance of, or its reckless disregard of, its obligations and duties under the Agreement. Each Agreement provides that the Funds will indemnify Boatmen's against certain liabilities, including liabilities under the Federal securities laws, or, in lieu thereof, contribute to resulting losses.

         Boatmen's began serving as investment adviser to the Treasury Fund and Diversified Fund on June 1, 1994 and began serving as investment adviser to the Tax-Exempt Diversified Fund and Tax-Exempt Fund on July 1, 1995. Goldman Sachs, acting through its separate operating division, Goldman Sachs Asset Management, served as investment adviser to the Tax-Exempt Diversified Fund and Missouri Tax-Exempt Fund prior to July 1, 1995.

         Boatmen's is entitled to receive advisory fees on a monthly basis at an annual rate of .15 of 1% of the Diversified Fund's average net assets, .15 of 1% of the Treasury Funds's average net assets, .20 of 1% of the Tax-Exempt Diversified Fund's average net assets and .20 of 1% of the Tax-Exempt Fund's average net assets. For the fiscal year ended August 31, 1996, total advisory fees paid by the Diversified Fund and Treasury Fund were .13% and .15% of each Fund's net assets, respectively. For the fiscal year ended August 31, 1995, total advisory fees paid by the Diversified Fund and Treasury Fund were .07% and
 .08% of each Fund's net assets, respectively. For the fiscal year ended August 31, 1994 (under the former advisory agreements from September 1, 1993 to June 1, 1994, and from June 1, 1994 to August 31, 1994), total advisory fees paid by the Diversified Fund and Treasury Fund were .07% and .08%, respectively.

         For the fiscal year ended August 31, 1996, total advisory fees paid by the Tax-Exempt Fund were .22% of net assets and .20% of the net assets of the Tax-Exempt Diversified Fund. For the fiscal year ended August 31, 1995, total advisory fees paid by the Tax-Exempt Fund were .20% of net assets and .17% of the net assets of the Tax-Exempt Diversified Fund. For the fiscal year ended August 31, 1994, during which Goldman Sachs acted as investment adviser to each of the Tax-Exempt Funds, the compensation received by Goldman Sachs for services and expenses (net of fees waived) constituted .28% of the net assets of the Tax-Exempt Fund and .14% of the net assets of the Tax-Exempt Diversified Fund.

         In connection with the foregoing services, Boatmen's bears all costs incurred by it in connection with the performance of its duties, other than the cost (including taxes and brokerage commissions, if any) of securities purchased for each Fund.

         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Boatmen's is a state-chartered trust company. Boatmen's believes that it may perform the services contemplated by its agreement with the Funds without violation of such banking laws or regulations, which are applicable to it. It should be noted, however, that future changes in either Federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Boatmen's from continuing to perform such services for the Funds.

         Should future legislative, judicial or administrative action prohibit or restrict the activities of Boatmen's in connection with the provision of services on behalf of the Funds, the Funds might be required to alter materially or discontinue their arrangements with Boatmen's and change their method of operations. It is not anticipated, however, that any change in the Funds' method of operations would affect the net asset value per share of any Fund or result in a financial loss to any shareholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing shares of an open-end investment company were relaxed, the Funds expect that Boatmen's would consider the possibility of offering to perform some or all of the services now provided by BISYS and PFD. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Boatmen's might offer to provide services for consideration by the Trustees.

         The Advisory Agreements for the Treasury Fund, Diversified Fund, Tax-Exempt Diversified Fund and Tax-Exempt Fund were approved by the Trustees, including the "non-interested" Trustees (as defined under "Investment Restrictions"), on October 22, 1996 and by shareholders of each Fund on December 18, 1996, except for shareholders of Pilot Missouri Short-Term Tax-Exempt Fund and Pilot Short-Term U.S. Treasury Fund, who approved the Advisory Agreements on December 20, 1996. Each Advisory Agreement will remain in effect until May 31, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually: (1) by vote of a majority of the outstanding shares of each such Fund (as defined under "Investment Restrictions") or by the Trustees of the Funds, and (2) by the vote of a majority of the "non-interested" Trustees. Each Agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time without penalty by the Trustees of the Funds or by vote of a majority of the outstanding shares of the Fund affected thereby (as defined under "Investment Restrictions") on 60 days' written notice to Boatmen's and by Boatmen's on 60 days written notice to the Funds.


THE ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT

         BISYS, a wholly-owned subsidiary of The BISYS Group, Inc., which has its principal offices at 3435 Stelzer Road, Columbus, Ohio 43219, provides administrative services for the Funds as described in their Prospectuses pursuant to an Administration Agreement dated as of June 1, 1996. The Agreement will continue in effect with respect to each Fund until June 1, 1997 and thereafter will be automatically extended as to a particular Fund for successive periods of one year, provided that such continuance is specifically approved:
(a) by a vote of a majority of those members of the Board of Trustees of the Funds who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Funds or by vote of a majority of the outstanding voting securities of such Fund. The Agreement is terminable by the Board of Trustees of the Funds with regard to any Fund, without the payment of any penalty, at any time if for cause. "Cause" shall mean a material breach by BISYS of its obligations under the Agreement which shall not have been cured within 60 days after the date on which BISYS shall have received written notice setting forth in detail the facts alleged to give rise to the breach.

         For its services under the Administration Agreement, BISYS is entitled to receive an administration fee from the Funds, which is calculated based on the net assets of all Funds combined. Under the Administration Agreement, each Fund pays its pro-rata share of an annual fee to BISYS, computed daily and payable monthly, of .115 of 1% of the Funds' average net assets up to $1.5 billion, .110 of 1% of the Funds' average net assets on the next $1.5 billion, and .1075 of 1% of the Funds' average net assets in excess of $3 billion. From time to time, BISYS may waive fees or voluntarily reimburse the Funds for expenses. For the period March 31, 1994 to August 31, 1994, the amount of the administrator fee paid by the Funds to Concord Holding Corporation ("Concord"), an affiliate of BISYS and the Trust's former Administrator, was $1,198,735. For the fiscal year September 1, 1994 through August 31, 1995, the Treasury, Diversified, Tax-Exempt Diversified and Tax-Exempt Funds paid Concord $1,357,012, $1,479,697, $449,267 and $293,693, respectively, for the performance of administrative services during such period. For the fiscal year ended August 31, 1996, the Treasury, Diversified, Tax-Exempt Diversified and Tax-Exempt Funds paid BISYS, $1,880,792, $1,598,802, $433,805 and $257,068, respectively, for the performance of administrative services during such period.

         BISYS will bear all expenses in connection with the performance of its services under the Administration Agreement for the Funds with the exception of fees for certain fund accounting services which are borne by the Funds.

         The Administration Agreement provides that BISYS shall not be liable for any error of judgment or mistake of law or any loss suffered by any Fund in connection with the matters to which the Agreement relates except a loss resulting from willful misfeasance, bad faith or negligence in the performance of BISYS' duties or from the reckless disregard by BISYS of its obligations and duties thereunder.

         Pilot Funds Distributors, Inc. ("PFD"), a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the exclusive distributor of the shares of each of the Funds pursuant to a Distribution Agreement with the Funds dated as of June 1, 1996. Shares are sold on a continuous basis by PFD as agent, although PFD is not obligated to sell any particular amount of shares. No compensation is payable by the Funds to PFD for its distribution services.

         The Distribution Agreement with PFD will continue in effect with respect to each Fund until June 1, 1997 and thereafter will be automatically extended for successive terms of one year, provided that such continuance is specifically approved: (a) by a majority of those members of the Board of Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of any plan that has been adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act ("Plan") or in any agreement entered into in connection with such plans ("Disinterested Trustees"), pursuant to a vote cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Funds or by vote of a majority of the outstanding voting securities of the Funds. The Agreement is terminable by the Funds at any time with regard to any class of its shares, without the payment of any penalty, by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities of such class on 60 days' written notice to PFD, or by PFD at any time, without payment of any penalty, on 60 days' written notice to the Funds.

         BISYS Fund Services, Inc. (the "Transfer Agent"), located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' transfer agent and dividend disbursing agent. The Transfer Agent is a wholly-owned subsidiary of The BISYS Group, Inc. Under its Transfer Agency Agreement with the Funds, the Transfer Agent, has undertaken with the Funds to: (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, or monthly statements in lieu thereof, as well as certain other statements, (iii) provide certain information to the Funds' custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For the fiscal year ended August 31, 1996, the Transfer Agent received a fee of $28,182 in its capacity as transfer agent. For the fiscal year September 1, 1994 through August 31, 1995, Concord Financial Services, Inc., the Funds' former transfer agent, received a fee of $14,493 in the capacity of transfer agent. Prior to June 1, 1994, Goldman, Sachs & Co. served as the Funds' transfer agent.

EXPENSES

         The Funds are responsible for all expenses other than those expressly borne by Boatmen's, BISYS, the Distributor, and the Transfer Agent under the Advisory Agreements, Administration Agreement, Distribution Agreement, and Transfer Agency Agreement, respectively. Such expenses include, without limitation, the fees payable to Boatmen's, BISYS, the Distributor, and the Transfer Agent, the fees and expenses of the Funds' custodian, brokerage fees and commissions, any portfolio losses, filing fees for the registration or qualification of the Funds' shares under federal or state securities laws, expenses of the organization of the Funds, fees and expenses incurred by the Funds in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law, legal and auditing and tax fees and expenses, expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Funds' shareholders and regulatory authorities, compensation and expenses of its Trustees and extraordinary expenses incurred by the Funds.


                             PORTFOLIO TRANSACTIONS

         Boatmen's places the portfolio transactions of the respective Funds and of all other accounts managed by Boatmen's for execution with many firms. Boatmen's uses their best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, Boatmen's will use their best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.

         In certain instances there may be securities which are suitable for more than one Fund advised by Boatmen's as well as for one or more of the other clients of Boatmen's. Investment decisions for each Fund and for Boatmen's other clients are made with a view to achieving their respective investment objectives. It may happen that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Funds believe that over time its ability to participate in volume transactions will produce superior executions for the Funds.

         During the fiscal year ended August 31, 1996, the Funds acquired/sold securities of its regular brokers/dealers: Prudential Funding Corp., Bear Sterns Co., Inc., Dean Witter Discover and Co., J.P. Morgan, Lehman Bros., Merrill Lynch, and State Street Bank & Trust.


                                 NET ASSET VALUE


         The net asset value per share of each Fund is determined by the Funds' custodian at 2:00 p.m., Central time (3:00 p.m., Eastern time), for the Diversified and Treasury Funds and 12:00 Noon, Central time, (1:00 p.m. Eastern time) for the Tax-Exempt Funds on each Business Day. A Business Day means any day on which the New York Stock Exchange and the Custodian are open for business and the New York Stock Exchange (the "Exchange") is open for trading, which is Monday through Friday except for holidays (scheduled holidays for 1997 are: New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day).


         Pursuant to a rule of the SEC, the Funds' securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $1.00 per share, which the Board of Trustees has determined to be in the best interest of the Funds and their shareholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During such periods, the yield to an investor in a Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of a Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he purchased shares of the Fund on that day than could be obtained from investment in a fund utilizing solely market values, and existing investors in the

Fund would receive less investment income. The converse would apply in a period of rising interest rates.

         The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of a Fund by the Trustees, at such intervals as they deem appropriate, to determine whether its net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per share based on amortized cost, as well as review of methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event that the Trustees should determine that a deviation exists which could result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they may deem to be necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, the Trustees have the authority: (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends. Each Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on such Fund's shares. Such procedures also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

         In order to continue to use the amortized cost method of valuation, each Fund's investments, including repurchase agreements, must be U.S. dollar-denominated instruments which the Trustees determine to present minimal credit risk and be rated within one of the two highest rating categories for short-term debt obligations by at least two major rating agencies assigning a rating to the security or issuer, or if only one rating agency has assigned a rating, by that agency. Purchases by the Diversified and Treasury Funds of securities which are unrated or rated by only one rating agency must be approved or ratified by the Trustees. Securities which are unrated may be purchased only if they are deemed to be of comparable quality to rated securities.

         Each of the Funds may not maintain a dollar-weighted average portfolio maturity of more than 90 days nor purchase portfolio securities with maximum remaining maturities of more than 13 months (13 months is defined herein and in the rule to equal 397 days). However, a Fund may also, consistent with the provisions of the above-mentioned rule, invest in securities with a maturity of more than 13 months, provided that the security is either a variable U.S. Government security, or a floating or variable rate security with certain demand interest rate reset features. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, that Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.


                                   REDEMPTIONS

         The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted by applicable rules and regulations of the Securities and Exchange Commission, (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the shareholders of the Funds, or (iv) at any other time when the Funds may, under applicable laws and regulations, suspend payment on the redemption of its shares. The Trust may also suspend or postpone the recordation of the transfer of its shares under any of the foregoing circumstances.

         The Funds agree to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Funds reserve the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio although the Funds have no current intention to do so. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the net asset value of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.


                         CALCULATION OF YIELD QUOTATIONS

         Each Fund's yield quotations are calculated by a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on an hypothetical account having a balance of exactly one share at the beginning of a seven-day period.

         The yield quotation is computed as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period is determined by dividing the net change in account value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. Such yield quotations shall take into account all fees that are charged to a Fund.

         Each Fund also may advertise a quotation of effective yield for a 7-calendar day period. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:

         Effective Yield = [(base period return + 1)(365/7)] - 1.

         The Tax-Exempt Funds may also advertise a tax equivalent yield which is computed by dividing that portion of the Fund's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax-exempt and a tax equivalent effective yield computed by compounding the tax equivalent yield on a weekly basis.

         Unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, the return for a Fund will fluctuate from time to time and does not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions, as well as the expenses allocated to each Fund. The return of a Fund may not be readily comparable to other investment alternatives because of differences in the foregoing variables and in the methods used to value portfolio securities, compute expenses, and calculate return.

         Yield, effective yield, tax equivalent yield and tax equivalent effective yield are calculated separately for Pilot Shares, Administration Shares and Investor Shares. Each type of share is subject to different fees and expenses and may have differing yields for the same period.

         The yield of each Fund with respect to Pilot Shares, Administration Shares and Investor Shares for the seven day period ended August 31, 1996 was as follows:

                                                                             Tax Equivalent   Tax Equivalent
                                                                             --------------   --------------
                                            Yield         Effective Yield        Yield        Effective Yield
                                            -----         ---------------        -----        ---------------
Treasury Fund
         Pilot Shares                       4.80%             4.91%               N/A               N/A
         Administration Shares              4.55%             4.65%               N/A               N/A
         Investor Shares                    4.30%             4.39%               N/A               N/A

Diversified Fund
         Pilot Shares                       5.11%             5.25%               N/A               N/A
         Administration Shares              4.87%             4.98%               N/A               N/A
         Investor Shares                    4.62%             4.72%               N/A               N/A

Tax-Exempt Fund
         Pilot Shares                       3.09%             3.14%               5.12%             5.20%
         Administration Shares              2.85%             2.89%               4.72%             4.78%
         Investor Shares                    2.60%             2.63%               4.30%             4.35%

Tax-Exempt Diversified Fund
         Pilot Shares                       3.16%             3.21%               5.23%             5.31%
         Administration Shares              2.91%             2.95%               4.82%             4.88%
         Investor Shares                    2.66%             2.69%               4.40%             4.45%

         The quotations of tax equivalent yield set forth in advertising, marketing and other Funds literature are based on a federal marginal tax rate of 39.6%. Tax-equivalent yield may be higher when combined with Missouri state personal income tax rates.

         From time to time, the Funds may publish an indication of one or more Fund's past performance as measured by independent sources, such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal.


                                 TAX INFORMATION

         Each Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

         In order to qualify as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (such as gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its annual gross income from the sale or other disposition of: (I) stock or securities, (ii), options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or foreign currency options, futures and forward contracts) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities), held less than three months (the "30% Limitation"); and (c) diversify its holdings so that, at the end of each quarter of its taxable year:
(I) at least 50% of the market value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited for any one issuer to an amount not greater than 5% of the Fund's assets and 10%
of the outstanding voting securities of that issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer.

         Each Fund, as a regulated investment company, generally should not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are distributed to shareholders in any taxable year, provided that the Fund distributes at least 90% of its investment company taxable income and its net tax-exempt interest income, if any, each taxable year. In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not taking into account any capital gains or loss) for such year, at least 98% of the excess of its capital gains over its capital losses computed on the basis of the one-year period ending on October 31 of such year, and any ordinary income and capital gains for previous years that were not distributed during those years. A distribution, including an "exempt-interest dividend," will be treated as having been paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

         The Funds intend that the Tax-Exempt Funds each will qualify under the Code to pay "exempt-interest dividends" to its shareholders. The Tax-Exempt Funds will be so qualified if, at the close of each quarter of their taxable year, at least 50% of the value of their total assets consists of securities on which the interest payments are exempt from federal income tax. To the extent that dividends distributed by the Tax-Exempt Funds to their shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Tax-Exempt Funds, they will be excludable from the gross income of the shareholders for federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total income is large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. It should also be noted that tax-exempt interest on private activity bonds in which a Tax-Exempt Fund may invest generally is treated as a tax preference item for purposes of the alternative minimum tax for corporate and individual shareholders. The Tax-Exempt Funds will inform shareholders annually as to the portion of the distributions from such Funds which constituted "exempt-interest dividends."

         Dividends paid out of a Fund's investment company taxable income will be treated as ordinary income in the hands of shareholders. Because no portion of a Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of such dividends is expected to qualify for the corporate dividends-received deduction. Distributions of net capital gains, if any, which are designated as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders, and are not eligible for the corporate dividends-received deduction. Net capital gains for a taxable year are computed by taking into account any capital loss carry-forward of a Fund. The Funds are not normally expected to realize any long-term capital gains or losses.

         Distributions of investment company taxable income and net capital gains will be taxable as described above, whether received in additional shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis in each share so received equal to the net asset value of such share on the reinvestment date.

         Investments by a Fund in zero coupon securities (other than tax-exempt zero coupon securities) will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which a Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Similarly, investments in tax-exempt zero coupon securities will result in a Fund accruing tax-exempt income each year that the securities are held, even though the Fund receives no cash payments of tax-exempt interest. This tax-exempt income is included in determining the amount of net tax-exempt interest income which a Fund must distribute to maintain its status as a regulated investment company.

         Gain derived by a Fund from the disposition of any market discount bonds, including tax-exempt market discount bonds, held by the Fund will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

         Any gain or loss realized by a shareholder upon the sale or other disposition of shares, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares in the Tax-Exempt Funds with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for less than six months.

         Under the Code, a shareholder may not deduct that portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends (such as the shares of the Tax-Exempt Funds) which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends (excluding net capital gain dividends) received by the shareholder. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered to be used to purchase or carry particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to such purchase.

         Each Fund may be subject to foreign withholding taxes on its investments in certain securities of foreign entities. These taxes may be reduced under the terms of applicable tax treaties, and each Fund intends to satisfy any procedural requirements to qualify for benefits under these treaties. In the unlikely event that more than 50% of the value of its total assets at the close of a taxable year is composed of stock or securities of foreign corporations, a Fund may make an election under Code Section 853 to permit its shareholders (subject to limitations) to claim a credit or deduction on their federal income tax returns for their pro rata portion of qualified taxes paid by that Fund in foreign countries. In the event such an election is made, shareholders would be required to include their pro rata share of such taxes in gross income and may be entitled to claim a foreign tax credit or deduction for the taxes, subject to certain limitations under the Code. Shareholders who are precluded from taking such credits or deductions will nevertheless be taxed on their pro rata share of the foreign taxes included in their gross income, unless they are otherwise exempt from federal income taxes. It is not expected, however, that more than 50% of a Fund's total assets will consist of stock or securities of foreign corporations and, consequently, it is not expected that shareholders will be eligible to claim a foreign tax credit or deduction with respect to foreign taxes paid by a Fund.

         Each Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions (except in the case of certain exempt shareholders). Under the backup withholding provisions of Code Section 3406, all such distributions may be subject to withholding of federal income tax at the rate of 31%. This tax generally would be withheld if: (a) the payee fails to furnish a Fund with the payee's taxpayer identification number ("TIN") under penalties of perjury, (b) the IRS notifies a Fund that the TIN furnished by the payee is incorrect, (c) the IRS notifies a Fund that the payee has failed to properly report interest or dividend income to the IRS, or (d) when required to do so, the payee fails to certify under penalties of perjury that it is not subject to backup withholding. An individual's TIN is his or her social security number. The Funds may refuse to accept an application that does not contain any required TIN or certification that the number provided is correct. If the withholding provisions are applicable, any distributions, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax consequences of an investment in a Fund.

         The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable U.S. income tax treaty) on certain distributions.

STATE AND LOCAL

         The Funds may be subject to state or local taxes in jurisdictions in which the Funds may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Funds and its shareholders under such laws may differ from their treatment under Federal income tax laws. Also, an investment in the Funds may have different tax consequences for shareholders than would a direct investment in the securities held by the Funds. Shareholders should consult their own tax advisers concerning these matters. For example, in such states or localities, it may be appropriate for shareholders to review with their tax advisers the state income tax consequences of investments by the Funds in securities issued or guaranteed as to principal and interest by the U.S. Government or its various agencies or instrumentalities, portfolio repurchase agreements, and securities loans.

         To the extent that distributions made by the Tax-Exempt Fund qualify as "exempt-interest dividends" for federal income tax purposes, are derived from interest on obligations of the state of Missouri or any of its political subdivisions or authorities, and are designated by the Tax-Exempt Fund as "state income tax exempt-interest dividends," these distributions will be exempt from Missouri income taxation.

         Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Tax-Exempt Funds. The term "substantial user" generally includes any "non-exempt person" who regularly uses in his or her trade or business a part of a facility financed by industrial development bonds. Generally, an individual will not be a "related person" of a substantial user under the Code unless the person or his or her immediate family owns directly or indirectly in the aggregate more than a 50% equity interest in the substantial user.


                         ORGANIZATION AND CAPITALIZATION

         The Pilot Funds is a Massachusetts business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 15, 1982, as amended (the "Declaration of Trust") under the name Centerland Fund. On June 1, 1994, the name of the Funds was changed to The Pilot Funds. Each shareholder is deemed to have expressly assented and agreed to the terms of the Declaration of Trust and is deemed to be a party thereto. The authorized capital of the Funds consists of an unlimited number of units of beneficial interest, which are referred to as "shares" in this Statement of Additional Information. The Trustees have authority under the Declaration of Trust to create and classify shares of beneficial interest in separate series ("Funds") without further action by shareholders. The Trustees have established fourteen Funds, four of which are offered herein and known as Pilot Short-Term Diversified Assets Fund, Pilot Short-Term U.S. Treasury Fund, Pilot Short-Term Tax-Exempt Diversified Fund and Pilot Missouri Short-Term Tax-Exempt Fund. Each share of each Fund has a par value of $.001. It represents an equal proportionate interest in that Fund with each other share, and is entitled to such distributions out of the income belonging to the Fund as are declared by the Trustees. Upon the liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund available for distribution. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series or Fund of shares into one or more classes. The Trustees have authorized the issuance of three classes of each of the Funds offered hereby: Pilot Shares, Administration Shares and Investor Shares. Each Pilot Share, Administration Share and Investor Share is entitled to one vote per share: however, separate votes will be taken by each Fund or class (or by one or more Funds voting as a single class if similarly affected) on matters affecting only that individual Fund or class (or those affected Funds or classes) or as otherwise required by law. Fractional shares are entitled to proportionate fractional votes. Shares have neither cumulative voting rights nor any preemptive, subscription, or conversion rights (the right of redemption is described under "Transaction Rules" and "How to Sell Shares" in the Prospectus). Shares when issued as described herein are fully paid and nonassessable, except as expressly set forth below. For information relating to possible mandatory redemption of shares at the option of the Funds, see "Transaction Rules" and "How to Sell Shares" in the Prospectus. The Trust Agreement provides for shareholder voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of the Trustee or successor thereto, and until the election and qualification of his successor, if any, elected at that meeting, or until the Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

SHAREHOLDER AND TRUSTEE LIABILITY

         The Pilot Funds is an entity of the type commonly known as a "Massachusetts business trust," which is the form in which many mutual funds are organized. Shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Funds. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Funds shall, upon request, assume the defense of any claim made against a shareholder for any act or obligation of the Funds, and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is not material.

         The Declaration of Trust provides that the Trustees of the Funds shall not be liable for any action taken by them in good faith, and that they shall be fully protected in relying in good faith upon the records of the Funds and upon reports made to the Funds by persons selected in good faith by the Trustees as qualified to make such reports. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust provides that the Funds will indemnify the Trustees and officers of the Funds against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Funds, unless it is determined, in the manner provided in the Declaration of Trust, that they have not acted in good faith in the reasonable belief that, in the case of conduct in their official capacity with the Funds, their conduct was in the best interests of the Funds and that, in all other cases, their conduct was at least not opposed to the best interests of the Funds (and that, in the case of any criminal proceeding, they had no reasonable cause to believe that the conduct was unlawful). However, nothing in the Declaration of Trust or the By-Laws protects or indemnifies Trustees or officers against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

                                    CUSTODIAN

         Boatmen's Trust Company, 100 North Broadway, St. Louis, Missouri 63178-4737 is the custodian of the Funds' assets.


                       INDEPENDENT ACCOUNTANTS AND COUNSEL

         Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Funds. In addition to audit services, Arthur Andersen LLP, prepares the Funds' federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters. The financial statements of the Funds incorporated by reference into this Statement of Additional Information (under "Financial Statements") are from the Funds' annual report for the year ended August 31, 1996, and the data set forth under "Selected Per Share Data and Ratios" in the Prospectus have been audited by Arthur Andersen LLP, as indicated in their report with respect thereto, and are included in reliance upon the authority of said firm as experts in giving the reports.

         Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, serves as general counsel to the Funds.


                                  MISCELLANEOUS


         Based on holdings and total shares outstanding as of October 23, 1996, the following persons would own beneficially or of record 5% or more of the outstanding shares as indicated in the table below:



                                        Class and Amount of                 Percentage of
                                        Shares Owned and                  Total Outstanding
Name and Address                        Type of Ownership                       Shares
----------------                        -----------------                 -----------------
PILOT SHORT-TERM U.S. TREASURY FUND
Boatmen's Trust Company                 641,706,979.410                         38.30%
Boatmen's Trust Co.                     Pilot Shares
100 N. Broadway                         (Record)
St. Louis, MO  63178

Boatmen's Trust CO                      617,672,561.610                         36.87%
100 N. Broadway                         Pilot Shares
St. Louis, MO  63178                    (Record)

PILOT SHORT-TERM DIVERSIFIED ASSETS FUND
Boatmen's Trust CO                      979,864,886.180                         43.98%
100 N. Broadway                         Pilot Shares
St. Louis, MO  63178                    (Record)

Boatmen's Trust CO                      886,917,208.760                         39.80%
100 N. Broadway                         Pilot Shares
St. Louis, MO  63178                    (Record)

PILOT SHORT-TERM TAX-EXEMPT
DIVERSIFIED FUND
Boatmen's Trust CO                      394,956,695.910                         95.81%
100 N. Broadway                         Pilot Shares
St. Louis, MO  63178                    (Record)

PILOT MISSOURI SHORT-TERM
TAX-EXEMPT FUND
Locust Street Custody                   153,008,408.500                         70.12%
100 N. Broadway                         Pilot Shares
St. Louis, MO  63178                    (Record)



Nature of Ownership. Except with respect to certain defined benefit plans sponsored by Boatmen's and its affiliates, (a) none of Boatmen's, or any of its affiliates, has any economic interest in any of the shares held of record by them and (b) all such shares are held by them for the benefit of others in a trust, agency or other fiduciary or representative capacity.


                              FINANCIAL STATEMENTS

         The financial statements and related report of Arthur Andersen LLP contained in the 1996 Annual Report of the Funds are hereby incorporated by reference and attached hereto.


                       SHAREHOLDER ADMINISTRATIVE SERVICES

         Boatmen's provides certain shareholder administrative services for investments by its own customers and those of affiliates in the Funds, pursuant to a letter agreement with the Funds. In carrying out its duties, Boatmen's has undertaken to: (1) act as holder of record of all shares for the beneficial holders thereof ("shareholders"), (2) establish and maintain shareholder accounts and records, including the furnishing of transfer and dividend disbursement agent services, (3) answer customer inquiries regarding the current yield of the Funds, and certain other administrative matters (e.g., account status information), (4) process purchase and redemption transactions, including redemption drafts and transmittal of purchase orders, funds and redemption requests, and the disbursement of the proceeds of redemptions, (5) provide periodic statements to each shareholder showing account balances and all transactions since the last statement, and (6) mail reports and proxy materials to shareholders.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

LONG-TERM RATINGS

         Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than with Aaa securities.

         Moody's applies numerical modifiers, 1, 2, and 3 in the Aa category. The modifier 1 indicates that the security ranks in the higher end of the Aa category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the Aa category.

SHORT-TERM RATINGS

         P-1: Issuers have a superior capacity for repayment of short-term promissory obligations. Prime-1 or P-1 repayment capacity will normally be evidenced by the following characteristics:
Leading market positions in well-established industries.

         High rates of return on funds employed.

         Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         Well-established access to a range of financial markets and assured sources of alternate liquidity.

         P-2: Issuers have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Symbols used will be as follows:

         MIG-1--Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

         MIG-2--Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well-established.

         A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met. VMIG-1, VMIG-2 and VMIG-3 ratings carry the same definitions as MIG-1, MIG-2 and MIG-3, respectively.

STANDARD & POOR'S CORPORATION

LONG-TERM RATINGS

         AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

         AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. The ratings in AA may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM RATINGS

         A-1: Standard & Poor's short-term ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

         A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1." Municipal notes issued since July 29, 1984 are rated "SP-1," "SP-2," and "SP-3." The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus ("+") sign is added to those issues determined to possess overwhelming safe characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest while an SP-3 designation indicates speculative capacity to pay principal and interest.

DUFF & PHELPS

LONG-TERM RATINGS

         AAA: Instruments rated AAA are of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA+, AA, AA-: Instruments bearing these designations are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

SHORT-TERM RATINGS

         DUFF 1 PLUS: These instruments bear the highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         DUFF 1: These instruments bear very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

         DUFF 1 MINUS: These instruments bear high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         DUFF 2: These instruments bear good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH INVESTORS SERVICE, INC.

LONG-TERM RATINGS

         AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

         Plus ("+") and minus ("-") signs are used with a rating symbol to indicate the relative position of a credit within the AA rating category.

SHORT-TERM RATINGS

         F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues with "F-1"+ and "F-1" ratings.

         LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

IBCA LIMITED AND IBCA, INC.

LONG-TERM RATINGS

         AAA: Obligations rated AAA are obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

         AA: Obligations rated AA are obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

         "+" or "-" may be appended to denote relative status within major rating categories.

SHORT-TERM RATINGS

         A1+: Obligations supported by the highest capacity for timely repayment.

         A1: Obligations supported by a very strong capacity for timely repayment.

         A2: Obligations supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

THOMSON BANKWATCH, INC.

LONG-TERM RATINGS

         AAA: The highest category; indicates a superior ability to repay principal and interest on a timely basis.

         AA: The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. Ratings in the Long-Term Debt categories may include a plus ("+") or minus ("-") designation which indicates where within the respective category the issue is placed.

SHORT-TERM RATINGS

         TBW-1: The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2: The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal and interest.

                                 THE PILOT FUNDS
                                3435 Stelzer Road
                              Columbus, Ohio 43219

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION

                                 JANUARY 2, 1997

                                 INVESTOR SHARES
--------------------------------------------------------------------------------

         The Pilot Funds (the "Funds") is an open-end, management investment company (or mutual fund) consisting of fourteen portfolios, four of which portfolios (the "Funds") are described herein:

         Pilot Short-Term U.S. Treasury Fund (the "Treasury Fund"); Pilot Short-Term Diversified Assets Fund (the "Diversified Fund"); Pilot Short-Term Tax-Exempt Diversified Fund (the "Tax-Exempt Diversified Fund"); and Pilot Missouri Short-Term Tax-Exempt Fund (the "Tax-Exempt Fund").

         Boatmen's Trust Company ("Boatmen's") serves as investment adviser to the Funds. Pilot Funds Distributors, Inc. ("PFD") serves as each Fund's distributor, and its affiliate, BISYS Fund Services Limited Partnership ("BISYS"), serves as each Fund's administrator. The Tax-Exempt Diversified Fund and the Tax-Exempt Fund are sometimes referred to as the "Tax-Exempt Funds."


         This Statement of Additional Information is not a Prospectus, and should be read in conjunction with the Prospectus for the Investor Shares (the "Prospectus") dated January 2, 1997, as may be amended or supplemented from time to time, which may be obtained without charge from institutions ("Service Organizations") that hold Investor Shares for the benefit of their customers, or by writing to Pilot Funds Distributors Inc., 3435 Stelzer Road, Columbus, Ohio 43219.

                                TABLE OF CONTENTS



INVESTMENT POLICIES AND PRACTICES OF THE PORTFOLIOS.............................................................     3
      U.S. Government Securities ...............................................................................     3
      Custodial Receipts .......................................................................................     3
      Bank and Corporate Obligations ...........................................................................     3
      Repurchase Agreements ....................................................................................     4
      Foreign Securities .......................................................................................     4
      Asset-Backed and Receivables-Backed Securities ...........................................................     5
      Forward Commitments and When-Issued Securities ...........................................................     6
      Variable Amount Master Demand Notes ......................................................................     6
      Variable Rate and Floating Rate Demand Instruments .......................................................     6
      Loan Participation .......................................................................................     7
      Municipal Obligations ....................................................................................     8
      Investing in Missouri ....................................................................................    10
      Standby Commitments.......................................................................................    13
      Tax-Exempt Fund Taxable Obligations ......................................................................    13
      Restricted and Other Illiquid Securities .................................................................    13

INVESTMENT RESTRICTIONS.........................................................................................    14
      Treasury Fund, Diversified Fund and Tax-Exempt Diversified Fund ..........................................    14
      Tax-Exempt Fund ..........................................................................................    16

TRUSTEES AND OFFICERS...........................................................................................    17

THE INVESTMENT ADVISER, ADMINISTRATOR, DISTRIBUTOR
  AND TRANSFER AGENT............................................................................................    20
      Investment Adviser........................................................................................    20
      The Administrator, Distributor and Transfer Agent.........................................................    22
      Expenses..................................................................................................    23

PORTFOLIO TRANSACTIONS..........................................................................................    23

NET ASSET VALUE.................................................................................................    24

REDEMPTIONS.....................................................................................................    25

CALCULATION OF YIELD QUOTATIONS.................................................................................    26

TAX INFORMATION.................................................................................................    27
      State and Local...........................................................................................    30

ORGANIZATION AND CAPITALIZATION.................................................................................    30
      Shareholder and Trustee Liability.........................................................................    31

CUSTODIAN.......................................................................................................    32

INDEPENDENT ACCOUNTANTS AND COUNSEL.............................................................................    32

MISCELLANEOUS...................................................................................................    32

FINANCIAL STATEMENTS............................................................................................    33

SERVICE PLAN....................................................................................................    33

APPENDIX: DESCRIPTION OF SECURITIES RATINGS.....................................................................   A-1


FINANCIAL STATEMENTS............................................................................................  F-1

                                 INVESTOR SHARES


               INVESTMENT POLICIES AND PRACTICES OF THE PORTFOLIOS


         The following discussion elaborates on the description of each Fund's investment policies and practices contained in the Prospectus. Except as set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder consent.

U.S. GOVERNMENT SECURITIES

         A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

CUSTODIAL RECEIPTS

         The Diversified Fund may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" and "Certificates of Accrual on Treasury Securities." Although custodial receipts are not considered U.S. Government securities, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Although it has no current intent, the Treasury Fund could invest more than 10% of its total assets in custodial receipts if the staff of the Securities and Exchange Commission ("SEC") changes its current policy that such evidences of ownership do not constitute Government Securities for purposes of Section 35(d) of the Investment Company Act of 1940 (the "1940 Act"). The Tax-Exempt Funds may acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain municipal notes and bonds.

BANK AND CORPORATE OBLIGATIONS

         Commercial paper represents short-term unsecured promissory notes typically issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Funds consists of direct U.S. dollar denominated obligations of domestic or foreign issuers. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, fixed time deposits and bank notes. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer.

Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank. Certain fixed time deposits maturing in more than seven days may be deemed to be illiquid securities.

REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which the purchaser (i.e., the Fund) purchases a U.S. Government or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.

         Custody of the Obligation will be maintained by the Funds' custodian or subcustodian. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

         Repurchase agreements pose certain risks for all entities, including the Funds, that utilize them. Such risks are not unique to the Funds but are inherent in repurchase agreements. The Funds seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

         For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

         If in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that the Fund does not have a perfected security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Funds utilize custodians and subcustodians that Boatmen's believes follow customary securities industry practice with respect to repurchase agreements, and Boatmen's analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

         Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the Obligation.

         Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

         Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

FOREIGN SECURITIES

         The Diversified Fund may invest in U.S. dollar denominated foreign securities and certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued by major foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks. Investments can include fixed time deposits in Cayman Island branches of such banks. The Tax-Exempt Funds may also invest in municipal instruments backed by letters of credit issued by certain of such banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, these Funds are restricted to purchasing U.S. dollar denominated securities, but are not otherwise precluded from purchasing securities of foreign issuers.

         Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation, or other adverse political or economic developments. In addition, it could be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES

         The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with its investment objectives and policies, the Diversified Fund may invest in these and other types of asset-backed securities that may be developed in the future. However, the Fund will generally not invest in an asset-backed security if the income received with respect to its investment constitutes rental income or other income not treated as qualifying income under the 90% test described in "Tax Information" below. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

         Several types of asset-backed and receivable-backed securities have already been offered to investors, for example Certificates for Automobile Receivables(SM) ("CARS(SM)") and interests in pools of credit card receivables. CARS(SM) represent undivided fractional interests in a trust ("CAR Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

         The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Diversified Fund to dispose of any then existing holdings of such securities.

         Consistent with the Diversified Fund's investment objectives and policies, the Fund also may invest in other types of asset-backed and receivables-backed securities.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

         Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

         A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's average dollar weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

         When a Fund purchases securities on a when-issued or forward commitment basis, the Fund's custodian or subcustodian will maintain in a segregated account liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities subject to such commitment, the custodian or subcustodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

VARIABLE AMOUNT MASTER DEMAND NOTES

         Each Fund may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund (as lender) and the borrower. These notes are direct lending arrangements between lenders and borrowers, and are not generally transferable, nor are they ordinarily rated by a Nationally Recognized Statistical Rating Organization ("NRSRO"). The Fund may invest in these notes only if Boatmen's believes that, as of the time of investment, the notes are of a quality comparable to the other obligations in which a Fund may invest.

VARIABLE RATE AND FLOATING RATE DEMAND INSTRUMENTS

         Each Fund may purchase variable and floating rate demand instruments that are tax-exempt municipal obligations and other debt securities that possess a floating or variable interest rate adjustment formula. These instruments also permit a Fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

         The terms of the variable or floating rate demand instruments that a Fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the Fund instructs otherwise. A Fund will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. Accordingly, any variable or floating rate demand instrument must be of high quality with respect to both its long-term and short-term aspects, except that where credit support is provided even if the issuer defaults in the payment of principal or interest, the Fund may rely only on the high quality character of the short-term aspect of the variable or floating rate demand instrument, i.e., the right to sell. A variable or floating rate demand instrument which is unrated must have high quality characteristics similar to other obligations rated high quality. Boatmen's may determine that an unrated variable or floating rate demand instrument meets a Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for that Fund. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of the Fund.

         The maturity of the variable or floating rate demand instruments held by a Fund will ordinarily be deemed to be the longer of: (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or (2) the period remaining until the instrument's next interest rate adjustment. The acquisition of variable or floating rate demand notes for a Fund must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation.

         A Fund may invest in variable or floating rate demand instruments in the form of participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). Such participation interests provide the Fund with a specific undivided interest (up to 100%) in an obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The institution usually retains fees out of the interest paid on the obligation for servicing the obligation and providing the letter of credit.

LOAN PARTICIPATION

         The Diversified Fund may purchase participation interests with remaining maturities of thirteen months or less in loans of any maturity. Such loans must be to issuers in whose obligations the Fund may invest. Any participation purchased by the Fund must be issued by a bank in the United States with assets exceeding $1 billion. Because the issuing bank does not guarantee the participation in any way, it is subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the Fund to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due, the Fund could be subject to delays, expenses and risks which are greater than those which would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Moreover, under the terms of the loan participation, the purchasing Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by a borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participation interests is limited, and any such participation purchased by the Fund may be treated as illiquid.

MUNICIPAL OBLIGATIONS

         The Diversified Fund and the Tax-Exempt Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are "notes" and "bonds."

         NOTES. Municipal notes are generally used to provide for short-term capital or operating cash flow needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, tax-exempt commercial paper and certain receipts for municipal obligations.

         Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are often general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. They are often general obligations of the issuer. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes and the notes are not secured by any other source. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Funds may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations when, in the opinion of bond counsel, they are exempt from federal income tax. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts" and "Municipal Certificates of Accrual on Tax-Exempt Securities." There are a number of other types of notes issued for different purposes and secured differently from those described above.

         BONDS. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds.

         General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

         Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

         Private activity bonds, a term that includes certain types of bonds, the proceeds of which are used to a specified extent for the benefit of persons other than governmental units, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. The Tax-Exempt Diversified Fund does not intend to invest in recently issued private activity bonds. The Tax-Exempt Fund may invest in private activity bonds. The interest from such bonds would be an item of tax preference to shareholders under the federal alternative minimum tax.

         Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which the Funds may purchase are limited to short-term serial bonds, those with original or remaining maturities of 13 months or less. The Funds may purchase long-term bonds provided that they have a remaining maturity of 13 months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within 13 months. The Funds may also purchase long-term bonds (sometimes referred to as "Put Bonds"), which are subject to a Fund's commitment to put the bond back to the issuer at par at a designated time within 13 months and the issuer's commitment to so purchase the bond at such price and time. The Funds may purchase long-term fixed-rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund, at periodic intervals (usually every six months, but in no event more than every twelve months), to tender (or "put") its bonds to the institution and receive the face value thereof. The Fund may be assessed "tender fees" for each tender period at a rate equal to the difference between the bonds' fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the bonds coupled with the tender option to trade at par on the date of such determination.

         These bonds coupled with puts, as well as standby commitments (discussed below), may present tax issues. With either type of investment, the Tax-Exempt Funds intend to take the position that they are the owners of municipal obligations acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in their bonds. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of any tender fees or swap payments, in relation to various regulated investment company tax provision is unclear.

         In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

         The Tax-Exempt Funds may purchase municipal instruments that are backed by letters of credit issued by domestic banks or foreign banks that have a branch, agency or subsidiary in the United States. See "Foreign Securities" for information concerning credit risks of foreign bank obligations.

         For the purpose of investment restrictions of the Funds, the identification of the "issuer" of municipal obligations that are not general obligation bonds is made by Boatmen's on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

         An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale, unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations which were not publicly offered initially.

         Securities purchased for the Tax-Exempt Funds are subject to the policy on holdings of securities which are not readily marketable. Boatmen's determines whether a municipal obligation is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. Boatmen's believes that the quality standards applicable to the Funds' investments enhance marketability. In addition, standby commitments and demand obligations also enhance marketability.

         Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. Higher quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

INVESTING IN MISSOURI

         The following information as to certain Missouri risk factors is given to investors in view of the Tax-Exempt Fund's policy of concentrating its investments in Missouri issuers. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from recent official statements relating to securities offerings of Missouri issuers.


         Missouri has a diverse economy based upon manufacturing, commerce, trade, agriculture and mining. The State's proximity to the geographic and population centers of the nation makes the State an attractive location for business and industry. Earnings and employment are distributed among the manufacturing, service and trade sectors in a close approximation of the national average, lessening the State's cyclical sensitivity to a downturn in any single sector. Wholesale and retail trade, services and manufacturing together account for approximately 67% of Missouri's non-agricultural employment. The unemployment rate in Missouri exceeded the national average in the 1983 recession period, fell below the national average in 1984-86, 1989 and 1991-95 and exceeded the national average in 1987, 1988 and 1990.

         The Missouri portions of the St. Louis and Kansas City metropolitan areas contain approximately 1,900,000 and 975,000 residents, respectively, constituting over 54% of Missouri's 1995 estimated population of approximately 5,324,000. St. Louis is an important site for banking and manufacturing activity, as well as a distribution and transportation center, with ten Fortune 500 companies (as well as other major educational, financial, insurance, retail, wholesale and transportation companies and institutions) headquartered there. Kansas City is a major agribusiness center and an important center for finance and industry. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Springfield, St. Joseph, Joplin and Columbia are also important population and industrial centers in the State.


         Manufacturing is a leading component of Missouri's economy. To the extent that the economy suffers a recessionary period, the manufacturing sector, which relies heavily on durable goods such as automobiles and electric and electronic equipment, could be adversely affected.


         Defense related business plays an important role in Missouri's economy. In addition to the large number of civilians employed at the various military installations and training bases in the State, aircraft and related businesses in Missouri are the recipients of substantial annual dollar volumes of defense contract awards. McDonnell Douglas Corporation is the State's second largest employer, employing approximately 25,000 employees in Missouri in 1995. From 1991 through 1995, Missouri has ranked in the top eight states in total military contract awards and ranked sixth in 1991, 1994 and 1995, compared to its population ranking as the nation's fifteenth largest state. To the extent that changes in military appropriations were enacted by the United States Congress, Missouri could be disproportionately affected. The effects of the recently announced merger of McDonnell-Douglas Corporation with Boeing Corporation are unknown, but there could be adverse effect on the state's economy.


         Article X, Section 16-24 of the Constitution of Missouri (the "Hancock Amendment") imposes a limit on the amount of taxes that may be imposed by the State and on the amount of taxes, licenses and fees that may be imposed by local government units in any fiscal year. The details of the Hancock Amendment are complex; the amendment has been the subject of several judicial decisions and further clarification from implementing legislation and subsequent judicial decisions may be necessary.

         The Hancock Amendment provides that the State may not collect revenues in any fiscal year that exceed by more than one percent total State revenues for the fiscal year ended June 30, 1981, adjusted annually based on increases in the average personal income of Missouri residents. If the revenue limit is exceeded by more than one percent in any fiscal year, a refund of the excess revenues collected by the State is required.

         The revenue limit may be exceeded if the Governor declares an emergency and expenditures above the limit are approved by a two-thirds vote of each house of the Missouri legislature. The revenue limit can also be exceeded if the voters of the State of Missouri approve a constitutional amendment authorizing new or increased taxes or revenues. In addition, the revenue limit does not apply to taxes imposed for the payment of principal and interest on bonds approved by the voters and authorized under the Missouri Constitution. The Hancock Amendment does not prohibit increasing State taxes so long as State revenues are expected to be less than the revenue limit.

         The Hancock Amendment further provides that the State may not reduce the State financed portion of the cost of any existing activity or service required of a county or political subdivision and that the cost of any new activity or service required by the State must be funded by the State. In addition, State expenditures in any fiscal year may not exceed the established revenue limit plus federal and surplus funds.

         The Hancock Amendment generally prohibits counties and other political subdivisions (all local government Units having the power to tax) from levying any new or increased tax, license or fee without the approval of the required majority of voters; however, the Missouri Supreme Court has ruled that increases in specific charges for certain services actually provided are not subject to the Hancock Amendment. If the required majority of voters approve the issuance of debt obligations and the levy of taxes or imposition of licenses or fees necessary to meet payments of principal and interest on such debt obligation, existing taxes, licenses or fees may be increased or new taxes, licenses or fees imposed without violating the Hancock Amendment. Missouri constitutional or statutory provisions other than the Hancock Amendment may require greater than majority approval for the valid issuance of debt obligations.

         Counties and other political subdivisions (but not the State) may increase taxes without regard to the Hancock Amendment to pay principal and interest on obligations if such obligations were authorized to be issued prior to the adoption of the Hancock Amendment.

         If the tax base of a county or other political subdivision with respect to a tax, fee or license is broadened, the Hancock Amendment requires the tax levy or fee to be reduced to yield the same estimated gross revenue as on the prior base. Even if the assessed value of property in the county or other political subdivision (excluding the value of new construction and improvements) increases at a rate exceeding the consumer price index, the Hancock Amendment limits any percentage increase in property tax revenues to the percentage increase in the consumer price index and requires a rollback of taxes if assessed values of real property increase faster than the consumer price index.

         The Hancock Amendment limitations do not apply to the tax levy on the assessed valuation of new construction and improvements.


         Total state revenues for fiscal 1995 exceeded the Hancock Amendment limit and triggered a tax refund liability. The state has recognized a liability of $147.2 million for this refund. Using a different method of calculation, the State Auditor calculated a refund due of $616.8 million. The State Auditor filed a lawsuit in Cole County Circuit Court alleging that certain revenues not included in the state's calculation of total state revenue should have been included in the calculation. The Circuit Court dismissed the auditor's suit for lack of standing, but the Court of Appeals reversed the Circuit Court's decision and has remanded the case for further consideration on the merits. A taxpayer group has filed a lawsuit in Cole County Circuit Court challenging the constitutionality of the refund procedure. As a result of such suit, refunds are on hold.

         The state expects that the Hancock Amendment will be exceeded for 1996 by approximately $229,000,000 which will trigger an income tax refund liability. The State Auditor projects that the limit has been exceeded by a similar amount.


         To the extent that the payment of general obligation bonds issued by the State of Missouri or a county or other political subdivision is dependent on revenues from the levy of taxes and such obligations have been issued after the date of the Hancock Amendment's adoption, November 4, 1980, the ability of the State of Missouri or the appropriate local Unit to levy sufficient taxes to pay the debt service on such bonds may be affected, unless there has been specific voter approval of the issuance of such bonds and the levy of such taxes as are necessary to pay the principal and interest on such bonds.

         Debt obligations issued by certain State issuers, including those of the Board of Public Buildings of the State of Missouri and the Department of Natural Resources of the State of Missouri, are payable either solely or primarily from the rentals, incomes and revenues of specific projects financed with the proceeds of the debt obligations and are not supported by the taxing powers of the State or of the issuer of the bonds. The Hancock Amendment may most strongly affect such state revenue bonds, since they are dependent in whole or in part on State appropriations to provide sufficient revenues to pay principal and interest. Unless such bonds are approved by the voters of Missouri, under the Hancock Amendment, taxes cannot be raised to cover the state appropriations necessary to provide revenues to pay principal and interest on the bonds.

         Consequently, there may be insufficient state revenues available to permit the State legislature to make appropriations adequate to enable the issuer to make timely payment of principal and interest on such State revenue bonds. For example, in the case of the Board of Public Buildings of the State of Missouri, the payment of principal and interest on debt obligations is dependent solely on the appropriation by the State legislature of sufficient funds to pay the rentals of State agencies occupying buildings constructed by the Board of Public Buildings. State park revenue bonds of the Department of Natural Resources of the State of Missouri are in part dependent on revenues generated by operations of the particular project and in part on State appropriations. Consequently, payment of principal and interest on such State revenue bonds, relating to specific projects and not supported by the taxing power of the State of Missouri, may not be made or may not be made in a timely fashion because of the inability of the State to appropriate sufficient funds for the payment of such bonds (or to make up shortfalls therein) due to the limitations on State taxes and expenditures imposed by the Hancock Amendment, the inability of the issuer to generate sufficient income or revenue from the project to make such payment or a combination of such factors.

         As described above, general obligation bonds and revenue bonds of counties or other political subdivision issuers may also be affected by the tax, license and fee limitations of the Hancock Amendment. Unless the required voter approval of such debt obligations and the imposition of taxes to pay them is obtained prior to their issuance, the Hancock Amendment imposes limitations on the imposition of new taxes and the increase of existing taxes which may be necessary to pay principal and interest on general obligations bonds of local issuers. The limitations contained in the Hancock Amendment also may affect the payment of principal and interest on bonds and other obligations issued by local governmental units and supported by the revenues generated from user fees, licenses or other fees and charges, unless the requisite voter approval of the issuance of such bonds or other obligations, and the approval of the assessment of such fees or other charges as may be necessary to pay the principal and interest on such bonds or other obligations, has been obtained prior to their issuance.

         Debt obligations of certain other state and local agencies and authorities are not, by the terms of their respective authorizing statutes, obligations of the state or any political subdivision, public instrumentality or authority, county, municipality or other state or local unit of government. Illustrative of such issuers are the Missouri Housing Development Commission, the State Environmental Improvement and Energy Resources Authority, the Health and Educational Facilities Authority of the State of Missouri, the Missouri Higher Education Loan Authority, the Industrial Development Board of the State of Missouri, the Missouri Agricultural and Small Business Development Authority and other similar bodies organized on a local level under similar state authorizing statutes such as the various local industrial development authorities. The debt obligations of such issuers are payable only from the revenues generated by the project or program financed from the proceeds of the debt obligations they issue, and the Hancock Amendment has no application.

         In November 1992, Missouri voters approved a constitutional amendment which removed the net proceeds of fuel taxes allocated to counties, cities, towns and villages from the definition of "total state revenues" in the Hancock Amendment. This change became effective July 1, 1993.

         Under Missouri law, property tax abatement and tax increment financing can be made available to encourage redevelopment projects. Neither tax abatement nor tax increment financing diminishes tax revenues collected in affected areas, but instead act to freeze such revenues at current levels and thereby deprive the taxing authority of future increases in ad valorem property tax revenues which would otherwise result from increases in assessed valuations in affected areas.


         In addition to the spending limitation imposed by the Hancock Amendment, the Missouri Constitution prohibits the General Assembly in any fiscal year from increasing taxes or fees without voter approval that in total produce new annual revenues greater than either $50 million adjusted annually by the percentage change in the personal income of Missouri for the second previous fiscal year, or by 1% of total state revenues, whichever is less. In emergency situations, as defined by the Hancock Amendment, the General Assembly could increase taxes, licenses or fees for one year above the limit without voter approval.


STANDBY COMMITMENTS

         In order to enhance the liquidity, stability or quality of municipal obligations, the Tax-Exempt Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or "standby commitment," depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities.

         Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from the Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Fund. In considering whether a security meets a Fund's quality standards, the Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

         The Funds value municipal obligations which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, each Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers which represent a minimal risk of default. The duration of standby commitments will not be a factor in determining the weighted average maturity of a Fund. There is no assurance that standby commitments will be available to a Fund nor have the Funds assumed that such commitments would continue to be available under all market conditions.

TAX-EXEMPT FUND TAXABLE OBLIGATIONS

         The Tax-Exempt Funds do not currently intend to invest in taxable obligations; however, from time to time each Fund may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest payments are subject to federal or, in the case of the Tax-Exempt Fund, Missouri income tax. In addition to the temporary defensive investments described in the Prospectus, each Fund may invest in taxable obligations pending the investment or reinvestment in municipal bonds of proceeds from sales of Fund shares or sales of portfolio securities. A Fund may also invest in highly liquid, taxable obligations in order to avoid the necessity of liquidating portfolio investments to meet redemption requests by Fund shareholders.

RESTRICTED AND OTHER ILLIQUID SECURITIES

         A Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, including restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933. However, a Fund will not invest more than 10% of the value of its net assets in securities which are illiquid, which may include restricted securities, unless the Funds' Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees may adopt guidelines and delegate to Boatmen's the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Board will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.


                             INVESTMENT RESTRICTIONS

         The Funds have adopted certain fundamental policies, which may not be changed with respect to any Fund without the approval of the holders of a majority of the outstanding voting shares of that Fund as defined in the 1940 Act.

TREASURY FUND, DIVERSIFIED FUND AND TAX-EXEMPT DIVERSIFIED FUND

         As a matter of fundamental policy for the Treasury Fund, the Diversified Fund and the Tax-Exempt Diversified Fund, each Fund may not:

         (1) Purchase securities of any issuer if immediately after such purchase the value of the Fund's investments in issuers conducting their principal business activity in any one industry would exceed 25% of the value of the Fund's total assets, provided that: (a) the gas, electric, water and telephone businesses will be considered separate industries,
                  (b) the personal credit and business credit businesses will be considered separate industries, (c) wholly-owned finance companies will be considered to be in the industry of their parents if their activities are primarily related to financing the activity of their parents, (d) there is no limitation with respect to or arising out of investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or by banks and (e) the Diversified Fund will invest more than 25% of the value of its total assets in bank obligations (whether foreign or domestic) except that if adverse economic conditions prevail in the banking industry the Diversified Fund may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in bank obligations (for the purposes of this restriction, state and municipal governments and their agencies or authorities are not deemed to be industries).

         (2) Make loans, except to the extent that the purchase of debt obligations in accordance with each Fund's investment objective and policies and repurchase agreements with banks, brokers, dealers and other financial institutions may be deemed to be loans.

         (3) Borrow money, except: (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund's total assets, or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's total assets. While any Fund has borrowings outstanding in an amount exceeding 5% of its total assets the Funds will not make any purchases of portfolio instruments for that Fund. The Funds may not borrow money from Boatmen's Bancshares, Inc. or any majority-owned subsidiary thereof.

         (4) Purchase or sell real estate (except securities secured by real estate or interests therein), commodities, commodity contracts or oil and gas interests, or purchase any voting securities or invest in companies for the purpose of exercising control or management.

         (5) Act as an underwriter of securities (except as the Funds may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of instruments in accordance with its investment objective and portfolio management policies), make short sales of securities, or maintain a short position.

         (6) Mortgage, pledge or hypothecate any assets, except to secure permitted borrowings.

         (7) Purchase the securities of any issuer other than the U.S. Government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in any one issuer except that:
                  (a) up to 25% of the value of its total assets may be invested without regard to such 5% limitation, and (b) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities.

         For purposes of the investment restriction in item (1), each foreign government will be considered a separate industry. For purposes of the restriction in item (7) above, a guaranty of an instrument will be considered a separate security (subject to certain exclusions allowed under the 1940 Act). The exceptions to item (3), above, with regard to borrowing are not for investment leverage purposes, but are solely for extraordinary or emergency purposes and to facilitate management of the Funds by enabling the Funds to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If, due to market fluctuations or other reasons, the net assets of a Fund fall below 300% of its borrowings, the Funds would promptly reduce the borrowings of such Fund in accordance with the 1940 Act. To do this, the Funds may have to sell a portion of such Fund's investments at a time when it may be disadvantageous to do so.

         In addition, the Trustees have approved the following non-fundamental investment restrictions on behalf of the Treasury Fund, the Diversified Fund and the Tax-Exempt Diversified Fund:


         (1) It will not, on behalf of such Funds, purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

         (2) Purchase securities of unseasoned issuers, at which time, including predecessors, at the time of purchase have been in operation for less than three years, if the value of the Fund's aggregate investment in such securities will exceed 5% of its total assets.


         Pursuant to an SEC rule, the Diversified Fund and the Treasury Fund may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government securities or repurchase agreements collateralized by such obligations). Each of such Funds may, however, invest more than 5% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although a Fund may not make more than one such investment at any time. Securities which are rated in the highest short-term rating category by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs") are designated "First Tier Securities." Further, each of such Funds will not invest more than: (i) the greater of 1% of its total assets, or (ii) one million dollars in the securities of a single issuer which were Second Tier Securities when acquired by a Fund. In addition, each of such Funds may not invest more than 5% of its total assets in securities which were Second Tier Securities when acquired by a Fund. Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not rated in the highest category by two or more NRSROs, are designated "Second Tier Securities." Pursuant to SEC Rule 2a-7 the foregoing restrictions are not applicable to the Tax-Exempt Funds. "NRSROs" include Standard & Poor's Corporation, Moody's Investors Service, Inc., Duff & Phelps, Inc., Fitch Investors Service, Inc., IBCA Limited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a description of their rating categories, see Appendix A.

TAX-EXEMPT FUND

         As a matter of fundamental policy, the Tax-Exempt Fund may not:

         (1) Purchase the securities of any issuer (other than obligations issued or guaranteed by the Government of the United States or its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry.

         (2) Make loans, except: (a) through the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, or (b) by engaging in repurchase agreements with respect to portfolio securities, or (c) by lending securities to other parties, provided that no securities loan may be made, if, as a result, more than 33-1/3% of the value of its total assets would be lent to other parties.

         (3) Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of the value of its total assets (less liabilities other than borrowings) and may not purchase any security while borrowings representing more than 5% of its net assets are outstanding. Any borrowings that come to exceed 33-1/3% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33-1/3% limitation.

         (4) Purchase or sell physical commodities or real estate unless acquired as a result of the ownership of securities (but this shall not prevent the Fund from purchasing and selling futures contracts or marketable securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the Fund from purchasing interests in pools of real estate mortgage loans).

         (5) Underwrite securities issued by others (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities).

         (6) Issue bonds or any other class of securities preferred over shares of the Fund in respect of the Fund's assets or earnings, provided that the Fund may establish additional series or classes of shares in accordance with its Declaration of Trust.

         (7) Sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts are not deemed to constitute short sales.

         To the extent that limitation (7) allows the Fund to engage in certain short sales, and that limitation (4) allows the Fund to purchase or sell physical commodities or real estate and purchase and sell futures contracts, the Fund does not plan on doing so in the coming year. For purposes of the foregoing restriction (1), municipal governments and their agencies and authorities are not deemed to be industries.

         As a matter of non-fundamental policy, the Tax-Exempt Fund may not:

         (a) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that the Fund may make initial and variation margin payments in connection with transactions in futures contracts and options on futures contracts.

         (b) Purchase or otherwise acquire any security or enter into a repurchase agreement with respect to any security if, as a result, more than 10% of the value of its net assets would be invested in securities subject to legal or contractual restrictions on resale (restricted securities), securities for which there is no readily available market, and repurchase agreements not entitling the holder to payment of interest and principal within seven days.


         (c) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its total assets would be invested in the securities of companies which, including predecessors, have a record of less than 3 years continuous operation.

         (d) Purchase any security if, as a result, more than 10% of the value of its total assets would be invested in the securities of other investment companies, purchase securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid, or purchase or retain securities of any other open-end investment company; provided that this section (d) shall not apply to securities acquired as part of a merger or consolidation.


         The foregoing non-fundamental investment restrictions of the Funds may be changed or terminated without the approval of shareholders.

         For purposes of the foregoing limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings on behalf of, one of the Funds.

         As used in this Statement of Additional Information, with respect to matters required to be submitted to shareholders by the provisions of the 1940 Act, the term "majority of the outstanding shares" of either the Funds or a particular Fund of the Funds means the vote of the lesser of (i) 67% or more of the shares of the Funds or Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Funds or Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Funds or Fund.

                              TRUSTEES AND OFFICERS


         Information pertaining to the Trustees and officers of the Funds is set forth below.


                                                                                Principal Occupation(s)
Name and Address                              Position(s) with Trust            During Past 5 Years
----------------                              ----------------------            -------------------
J. Hord Armstrong, III (55)                   Trustee                           Chairman and CEO, D&K Wholesale
8000 Maryland Avenue                                                            Drug, Inc., a distributor of
Suite 1190                                                                      pharmaceutical products, since 1987.
St. Louis, Missouri 63105

Lee F. Fetter (43)                            Chairman                          Chief Operating and Financial
660 S. Euclid, Box 8003                                                         Officer of Washington University
St. Louis, Missouri 63110                                                       School of Medicine since 1983.

                                                                                Principal Occupation(s)
Name and Address                              Position(s) with Trust            During Past 5 Years
----------------                              ----------------------            -------------------
19*Henry O. Johnston (59)                     Trustee                           President of Fordyce Four,
9650 Clayton Road                                                               Incorporated, a corporation engaged
St. Louis, Missouri 63124                                                       in the acquisition and management of
                                                                                personal investments.

L. White Matthews, III (50)                   Trustee                           Executive Vice President of Finance
Eighth and Eaton Avenues                                                        since 1987, Union Pacific
Bethlehem, Pennsylvania 18018                                                   Corporation, a company engaged in
                                                                                transportation, exploration and
                                                                                refining of hydrocarbons, mining and
                                                                                real estate.

Nicholas G. Penniman, IV (58)                 Trustee                           Publisher, St. Louis Post-Dispatch
900 N. Tucker Boulevard                                                         since 1986. Senior Vice President of
St. Louis, Missouri 63101                                                       Pulitzer Publishing Company since
                                                                                1986.

William J. Tomko (37)                         President                         Senior Vice President, BISYS Fund
3435 Stelzer Road                                                               Services, Inc.
Columbus, Ohio 43219

W. Eugene Spurbeck (40)                       Vice President                    Manager, BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

Martin R. Dean (33)                           Treasurer                         Manager, Mutual Fund Accounting,
3435 Stelzer Road                                                               BISYS Fund Services, Inc. since May
Columbus, Ohio 43219                                                            1994.  Prior thereto, Senior
                                                                                Manager, KPMG Peat Marwick.

George O. Martinez (37)                       Secretary                         Senior Vice President and Director
3435 Stelzer Road                                                               of Legal and Compliance Services of
Columbus, Ohio 43219                                                            BISYS Fund Services, Inc. since
                                                                                April 1995.  Prior thereto, Vice
                                                                                President and Associate General
                                                                                Counsel of Alliance Capital
                                                                                Management, L.P.


--------
         * Mr. Johnston is deemed to be an "interested person" of the Trust for purposes of the 1940 Act by virtue of his ownership of common stock of Boatmen's Bancshares, Inc. ("Bancshares"), Boatmen's parent. Mr. Johnston's interest represents less than one-tenth of one percent of the outstanding shares of Bancshares.

                                                                                Principal Occupation(s)
Name and Address                              Position(s) with Trust            During Past 5 Years
----------------                              ----------------------            -------------------
Sheldon A. Jones (58)                         Assistant Secretary               Partner of the law firm of Dechert
Ten Post Office Square South                                                    Price & Rhoads.
Boston, Massachusetts 02109

Alaina Metz (28)                              Assistant Secretary               Employee of BISYS Fund Services
3435 Stelzer Road                                                               Limited Partnership since June 1995;
Columbus, Ohio 43219                                                            prior thereto, supervisor, Alliance
                                                                                Capital Management, L.P.

Bruce Treff (30)                              Assistant Secretary               Counsel, BISYS Fund Services, Inc.
3435 Stelzer Road                                                               since September 1995.  Prior
Columbus, Ohio 43219                                                            thereto, Manager, Alliance Capital
                                                                                Management, L.P.

         The Agreement and Declaration of Trust of the Funds (the "Trust Agreement") provides that, subject to its provisions, the business of the Funds shall be managed by the Trustees. The Trust Agreement provides that: (a) the Trustees may enter into agreements with other persons to provide for the performance and assumption of various services and duties, including, subject to their general supervision, advisory and administration services and duties, and also including distribution, custodian, transfer and dividend disbursing agency, shareholder servicing and accounting services and duties, (b) a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law, and (c) subject to the preceding clause, the Trustees are not responsible or liable for any neglect or wrongdoing of any officer or any person referred to in clause (a).


         Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and/or may have in the future, transactions with Boatmen's, Boatmen's Bancshares, Inc. ("Bancshares") (Boatmen's parent prior to the January 1997 merger of Bancshares into NationsBank Corporation ("NationsBank")), NationsBank, BISYS and their respective affiliates. The Funds have been advised by such Trustees and officers that all such transactions have been and are expected to be ordinary transactions, and that the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions with other customers.


         Each officer holds comparable positions with certain other investment companies for which BISYS or its affiliates serve as administrator and/or distributor.

         The following table provides information relating to the aggregate compensation received by the Trustees from the Registrant for the fiscal year ended August 31, 1996.

                               COMPENSATION TABLE

              (1)                         (2)                 (3)                   (4)                  (5)
                                                                                                    TOTAL COMPEN-
                                       AGGREGATE           PENSION OR            ESTIMATED           SATION FROM
                                      COMPENSATION         RETIREMENT              ANNUAL          REGISTRANT AND
       NAME OF                           FROM             BENEFITS UPON         BENEFITS UPON       FUND COMPLEX
   PERSON, POSITION                    REGISTRANT           RETIREMENT           RETIREMENT        PAID TO PERSONS
J. Hord Armstrong, III                  $26,000                  0                    0                $26,000
Lee F. Fetter (Chairman)                $28,000                  0                    0                $28,000
Henry O. Johnston*                      $26,000                  0                    0                $26,000
L. White Matthews, III                  $26,000                  0                    0                $26,000
Nicholas G. Penniman, IV                $26,000                  0                    0                $26,000

* "Interested person" of the Funds for purposes of the 1940 Act.

         Each of the Trustees who are not "interested persons" of the Funds for purposes of the 1940 Act (the "non-interested Trustees") is compensated by the Funds for his services as such. The compensation paid to the non-interested Trustees other than the Chairman is $13,000 per year and $2,000 for each meeting attended by such Trustee. The compensation paid to the Chairman is $18,000 and $2,000 for each Trustee meeting attended. Each of the non-interested Trustees is entitled to reimbursement for out-of-pocket expenses. Compensation paid to the Trustees who are considered interested persons is paid directly by the investment adviser. Trustees fees during the fiscal year ended August 31, 1996, distributed to or accrued for the account of the non-interested Trustees (four persons), amounted to approximately $106,000, which amount represented the total compensation paid by the Funds to the Trustees during that year.


               THE INVESTMENT ADVISER, ADMINISTRATOR, DISTRIBUTOR
                               AND TRANSFER AGENT

INVESTMENT ADVISER


         Boatmen's Trust Company, P.O. Box 14737, 100 North Broadway, St. Louis, Missouri 63178, acts as investment adviser to the Funds. As adviser, Boatmen's is responsible for the management of each Fund's assets pursuant to separate Advisory Agreements between each Fund and Boatmen's.

         On August 30, 1996, Bancshares, of which Boatmen's is a wholly-owned subsidiary, and NationsBank announced that they have entered into an agreement pursuant to which Bancshares will merge into NationsBank. The proposed merger, which will take place in January 1997, is subject to a number of conditions, including approval by the appropriate regulatory authorities and by the shareholders of both Bancshares and NationsBank. When the proposed merger is consummated, Boatmen's will become a wholly-owned subsidiary of NationsBank.


         Under each Advisory Agreement, Boatmen's, subject to the supervision of the Trustees of the Funds, manages the investment operations of each of the Funds.

         Each Advisory Agreement provides that, subject to Section 36 of the 1940 Act, Boatmen's will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except liability to the Funds or its shareholders to which Boatmen's would otherwise be subject by reason of its willful misfeasance, bad faith or gross negligence in the performance of, or its reckless disregard of, its obligations and duties under the Agreement. Each Agreement provides that the Funds will indemnify Boatmen's against certain liabilities, including liabilities under the Federal securities laws, or, in lieu thereof, contribute to resulting losses.

         Boatmen's began serving as investment adviser to the Treasury Fund and Diversified Fund on June 1, 1994 and began serving as investment adviser to the Tax-Exempt Diversified Fund and Tax-Exempt Fund on July 1, 1995. Goldman Sachs, acting through its separate operating division, Goldman Sachs Asset Management, served as investment adviser to the Tax-Exempt Diversified Fund and Missouri Tax-Exempt Fund prior to July 1, 1995.

         Boatmen's is entitled to receive advisory fees on a monthly basis at an annual rate of .15 of 1% of the Diversified Fund's average net assets, .15 of 1% of the Treasury Fund's average net assets, .20 of 1% of the Tax-Exempt Diversified Fund's average net assets and .20 of 1% of the Tax-Exempt Fund's average net assets. For the fiscal year ended August 31, 1996, total advisory fees paid by the Diversified Fund and Treasury Fund were .13% and .15% of each Fund's net assets, respectively. For the fiscal year ended August 31, 1995, total advisory fees paid by the Diversified Fund and Treasury Fund were .07% and
 .08% of each Fund's net assets, respectively. For the fiscal year ended August 31, 1994 (under the former advisory agreements from September 1, 1993 to June 1, 1994, and from June 1, 1994 to August 31, 1994), total advisory fees paid by the Diversified Fund and Treasury Fund were .07% and .08%, respectively.

         For the fiscal year ended August 31, 1996, total advisory fees paid by the Tax-Exempt Fund were .22% of net assets and .20% of the net assets of the Tax-Exempt Diversified Fund. For the fiscal year ended August 31, 1995, total advisory fees paid by the Tax-Exempt Fund were .20% of net assets and .17% of the net assets of the Tax-Exempt Diversified Fund. For the fiscal year ended August 31, 1994, during which Goldman Sachs acted as investment adviser to each of the Tax-Exempt Funds, the compensation received by Goldman Sachs for services and expenses (net of fees waived) constituted .28% of the net assets of the Tax-Exempt Fund and .14% of the net assets of the Tax-Exempt Diversified Fund.

         In connection with the foregoing services, Boatmen's bears all costs incurred by it in connection with the performance of its duties, other than the cost (including taxes and brokerage commissions, if any) of securities purchased for each Fund.

         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Boatmen's is a state-chartered trust company. Boatmen's believes that it may perform the services contemplated by its agreement with the Funds without violation of such banking laws or regulations, which are applicable to it. It should be noted, however, that future changes in either Federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Boatmen's from continuing to perform such services for the Funds.

         Should future legislative, judicial or administrative action prohibit or restrict the activities of Boatmen's in connection with the provision of services on behalf of the Funds, the Funds might be required to alter materially or discontinue their arrangements with Boatmen's and change their method of operations. It is not anticipated, however, that any change in the Funds' method of operations would affect the net asset value per share of any Fund or result in a financial loss to any shareholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing shares of an open-end investment company were relaxed, the Funds expect that Boatmen's would consider the possibility of offering to perform some or all of the services now provided by BISYS and PFD. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Boatmen's might offer to provide services for consideration by the Trustees.

         The Advisory Agreements for such Funds were approved by the Trustees, including the "non-interested" Trustees (as defined under "Investment Restrictions"), on October 22, 1996 and by shareholders of each Fund on December 18, 1996, except for shareholders of Pilot Missouri Short-Term Tax-Exempt Fund and Pilot Short-Term U.S. Treasury Fund, who approved the Advisory Agreements on December 20, 1996. Each Advisory Agreement will remain in effect until May 31, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually: (1) by vote of a majority of the outstanding shares of each such Fund (as defined under "Investment Restrictions") or by the Trustees of the Funds, and (2) by the vote of a majority of the "non-interested" Trustees. Each Agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time without penalty by the Trustees of the Funds or by vote of a majority of the outstanding shares of the Fund affected thereby (as defined under "Investment Restrictions") on 60 days' written notice to Boatmen's and by Boatmen's on 60 days' written notice to the Funds.


THE ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT

         BISYS, a wholly-owned subsidiary of The BISYS Group, Inc., which has its principal offices at 3435 Stelzer Road, Columbus, Ohio 43219, provides administrative services for the Funds as described in their Prospectuses pursuant to an Administration Agreement dated as of June 1, 1996. The Agreement will continue in effect with respect to each Fund until June 1, 1997 and thereafter will be automatically extended as to a particular Fund for successive periods of one year, provided that such continuance is specifically approved:
(a) by a vote of a majority of those members of the Board of Trustees of the Funds who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Funds or by vote of a majority of the outstanding voting securities of such Fund. The Agreement is terminable by the Board of Trustees of the Funds with regard to any Fund, without the payment of any penalty, at any time if for cause. "Cause" shall mean a material breach by BISYS of its obligations under the Agreement which shall not have been cured within 60 days after the date on which BISYS shall have received written notice setting forth in detail the facts alleged to give rise to the breach.

         For its services under the Administration Agreement, BISYS is entitled to receive an administration fee from the Funds, which is calculated based on the net assets of all Funds combined. Under the Administration Agreement, each Fund pays its pro-rata share of an annual fee to BISYS, computed daily and payable monthly, of .115 of 1% of the Funds' average net assets up to $1.5 billion, .110 of 1% of the Funds' average net assets on the next $1.5 billion, and .1075 of 1% of the Funds' average net assets in excess of $3 billion. From time to time, BISYS may waive fees or voluntarily reimburse the Funds for expenses. For the period March 31, 1994 to August 31, 1994, the amount of the administrator fee paid by the Funds to Concord Holding Corporation ("Concord"), an affiliate of BISYS and the Trust's former Administrator was $1,198,735. For the fiscal year September 1, 1994 through August 31, 1995, the Treasury, Diversified, Tax-Exempt Diversified and Tax-Exempt Funds paid Concord $1,357,012, $1,479,697, $449,267 and $293,693, respectively, for the performance of administrative services during such period. For the fiscal year September 1, 1995 through August 31, 1996, the Treasury, Diversified, Tax-Exempt Diversified and Tax-Exempt Funds paid BISYS $1,880,792, $1,598,802, $433,805 and $257,068, respectively, for the performance of administrative services during such period.

         BISYS will bear all expenses in connection with the performance of its services under the Administration Agreement for the Funds with the exception of fees for certain fund accounting services which are borne by the Funds.

         The Administration Agreement provides that BISYS shall not be liable for any error of judgment or mistake of law or any loss suffered by any Fund in connection with the matters to which the Agreement relates except a loss resulting from willful misfeasance, bad faith or negligence in the performance of BISYS' duties or from the reckless disregard by BISYS of its obligations and duties thereunder.

         Pilot Funds Distributors, Inc. ("PFD"), a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the exclusive distributor of the shares of each of the

Funds pursuant to a Distribution Agreement with the Funds dated as of June 1, 1996. Shares are sold on a continuous basis by PFD as agent, although PFD is not obligated to sell any particular amount of shares. No compensation is payable by the Funds to PFD for its distribution services.

         The Distribution Agreement with PFD will continue in effect with respect to each Fund until June 1, 1997 and thereafter will be automatically extended for successive terms of one year, provided that such continuance is specifically approved: (a) by a majority of those members of the Board of Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of any plan that has been adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act ("Plan") or in any agreement entered into in connection with such plans ("Disinterested Trustees"), pursuant to a vote cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Funds or by vote of a majority of the outstanding voting securities of the Funds. The Agreement is terminable by the Funds at any time with regard to any class of its shares, without the payment of any penalty, by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities of such class on 60 days' written notice to PFD, or by PFD at any time, without payment of any penalty, on 60 days' written notice to the Funds.

         BISYS Fund Services, Inc. (the "Transfer Agent"), located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' transfer agent and dividend disbursing agent. The Transfer Agent is a wholly-owned subsidiary of The BISYS Group, Inc. Under its Transfer Agency Agreement with the Funds, the Transfer Agent, has undertaken with the Funds to: (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, or monthly statements in lieu thereof, as well as certain other statements, (iii) provide certain information to the Funds' custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For the fiscal year September 1, 1995 through August 31, 1996, the Transfer Agent received a fee of $28,182 in its capacity as transfer agent. For the fiscal year September 1, 1994 through August 31, 1995, Concord Financial Services, Inc., the Funds' former transfer agent, received a fee of $14,493 in the capacity of transfer agent. Prior to June 1, 1994, Goldman, Sachs & Co. served as the Funds' transfer agent.

EXPENSES

         The Funds are responsible for all expenses other than those expressly borne by Boatmen's, BISYS, the Distributor, and the Transfer Agent under the Advisory Agreements, Administration Agreement, Distribution Agreement, and Transfer Agency Agreement, respectively. Such expenses include, without limitation, the fees payable to Boatmen's, BISYS, the Distributor, and the Transfer Agent, the fees and expenses of the Funds' custodian, brokerage fees and commissions, any portfolio losses, filing fees for the registration or qualification of the Funds' shares under federal or state securities laws, expenses of the organization of the Funds, fees and expenses incurred by the Funds in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law, legal and auditing and tax fees and expenses, expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Funds' shareholders and regulatory authorities, compensation and expenses of its Trustees and extraordinary expenses incurred by the Funds.


                             PORTFOLIO TRANSACTIONS

         Boatmen's places the portfolio transactions of the respective Funds and of all other accounts managed by Boatmen's for execution with many firms. Boatmen's uses their best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates.

In seeking such execution, Boatmen's will use their best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.

         In certain instances there may be securities which are suitable for more than one Fund advised by Boatmen's as well as for one or more of the other clients of Boatmen's. Investment decisions for each Fund and for Boatmen's other clients are made with a view to achieving their respective investment objectives. It may happen that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Funds believe that over time its ability to participate in volume transactions will produce superior executions for the Funds.

         During the fiscal year ended August 31, 1996, the Funds acquired/sold securities of its regular brokers/dealers: Prudential Funding Corp., Bear Sterns Co., Inc., Dean Witter Discover and Co., J.P. Morgan, Lehman Bros., Merrill Lynch, and State Street Bank & Trust.


                                 NET ASSET VALUE


         The net asset value per share of each Fund is determined by the Funds' custodian at 2:00 p.m., Central time (3:00 p.m., Eastern time), for the Diversified and Treasury Funds and 12:00 Noon, Central time, (1:00 p.m. Eastern time) for the Tax-Exempt Funds on each Business Day. A Business Day means any day on which the New York Stock Exchange and the Custodian are open for business and the New York Stock Exchange (the "Exchange") is open for trading, which is Monday through Friday except for holidays (scheduled Exchange holidays for 1997 are: New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day).


         Pursuant to a rule of the SEC, the Funds' securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $1.00 per share, which the Board of Trustees has determined to be in the best interest of the Funds and their shareholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During such periods, the yield to an investor in a Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of a Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he purchased shares of the Fund on that day than could be obtained from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

         The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of a Fund by the Trustees, at such intervals as they deem appropriate, to determine whether its net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per share based on amortized cost, as well as review of methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event that the Trustees should determine that a deviation exists which could result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they may deem to be necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, the Trustees have the authority: (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends. Each Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on such Fund's shares. Such procedures also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

         In order to continue to use the amortized cost method of valuation, each Fund's investments, including repurchase agreements, must be U.S. dollar-denominated instruments which the Trustees determine to present minimal credit risk and be rated within one of the two highest rating categories for short-term debt obligations by at least two major rating agencies assigning a rating to the security or issuer, or if only one rating agency has assigned a rating, by that agency. Purchases by the Diversified and Treasury Funds of securities which are unrated or rated by only one rating agency must be approved or ratified by the Trustees. Securities which are unrated may be purchased only if they are deemed to be of comparable quality to rated securities.

         Each of the Funds may not maintain a dollar-weighted average portfolio maturity of more than 90 days nor purchase portfolio securities with maximum remaining maturities of more than 13 months (13 months is defined herein and in the rule to equal 397 days). However, a Fund may also, consistent with the provisions of the above-mentioned rule, invest in securities with a maturity of more than 13 months, provided that the security is either a variable U.S. Government security, or a floating or variable rate security with certain demand interest rate reset features. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, that Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.


                                   REDEMPTIONS

         The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted by applicable rules and regulations of the Securities and Exchange Commission, (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the shareholders of the Funds, or (iv) at any other time when the Funds may, under applicable laws and regulations, suspend payment on the redemption of its shares. The Trust may also suspend or postpone the recordation of the transfer of its shares under any of the foregoing circumstances.

         The Funds agree to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Funds reserve the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio although the Funds have no current intention to do so. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the net asset value of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.


                         CALCULATION OF YIELD QUOTATIONS

         Each Fund's yield quotations are calculated by a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one share at the beginning of a seven-day period.

         The yield quotation is computed as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period is determined by dividing the net change in account value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. Such yield quotations shall take into account all fees that are charged to a Fund.

         Each Fund also may advertise a quotation of effective yield for a 7-calendar day period. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:

                                                    (365/7)
         Effective Yield = [(base period return + 1)       ] - 1.

         The Tax-Exempt Funds may also advertise a tax equivalent yield which is computed by dividing that portion of the Fund's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax-exempt and a tax equivalent effective yield computed by compounding the tax equivalent yield on a weekly basis.

         Unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, the return for a Fund will fluctuate from time to time and does not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions, as well as the expenses allocated to each Fund. The return of a Fund may not be readily comparable to other investment alternatives because of differences in the foregoing variables and in the methods used to value portfolio securities, compute expenses, and calculate return.

         Yield, effective yield, tax equivalent yield and tax equivalent effective yield are calculated separately for Pilot Shares, Administration Shares and Investor Shares. Each type of share is subject to different fees and expenses and may have differing yields for the same period.

         The yield of each Fund with respect to Pilot Shares, Administration Shares and Investor Shares for the seven day period ended August 31, 1996 was as follows:

                                                                              Tax Equivalent     Tax Equivalent
                                                                              --------------     --------------
                                            Yield         Effective Yield         Yield          Effective Yield
                                            -----         ---------------         -----          ---------------
Treasury Fund
         Pilot Shares                       4.80%             4.91%               N/A               N/A
         Administration Shares              4.55%             4.65%               N/A               N/A
         Investor Shares                    4.30%             4.39%               N/A               N/A

Diversified Fund
         Pilot Shares                       5.11%             5.25%               N/A               N/A
         Administration Shares              4.87%             4.98%               N/A               N/A
         Investor Shares                    4.62%             4.72%               N/A               N/A

Tax-Exempt Fund
         Pilot Shares                       3.09%             3.14%               5.12%             5.20%
         Administration Shares              2.85%             2.89%               4.72%             4.78%
         Investor Shares                    2.60%             2.63%               4.30%             4.35%

Tax-Exempt Diversified Fund
         Pilot Shares                       3.16%             3.21%               5.23%             5.31%
         Administration Shares              2.91%             2.95%               4.82%             4.88%
         Investor Shares                    2.66%             2.69%               4.40%             4.45%

         The quotations of tax equivalent yield set forth in advertising, marketing and other Funds literature are based on a federal marginal tax rate of 39.6%. Tax-equivalent yield may be higher when combined with Missouri state personal income tax rates.

         From time to time, the Funds may publish an indication of one or more Fund's past performance as measured by independent sources, such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal.


                                 TAX INFORMATION

         Each Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

         In order to qualify as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (such as gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its annual gross income from the sale or other disposition of: (i) stock or securities, (ii), options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or foreign currency options, futures and forward contracts) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities), held less than three months (the "30% Limitation"); and (c) diversify its holdings so that, at the end of each quarter of its taxable year:
(i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited for any one issuer to an amount not greater than 5% of the Fund's total assets and

10% of the outstanding voting securities of that issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer.

         Each Fund, as a regulated investment company, generally should not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are distributed to shareholders in any taxable year, provided that the Fund distributes at least 90% of its investment company taxable income and its net tax-exempt interest income, if any, each taxable year. In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not taking into account any capital gains or loss) for such year, at least 98% of the excess of its capital gains over its capital losses computed on the basis of the one-year period ending on October 31 of such year, and any ordinary income and capital gains for previous years that were not distributed during those years. A distribution, including an "exempt-interest dividend," will be treated as having been paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

         The Funds intend that the Tax-Exempt Funds each will qualify under the Code to pay "exempt-interest dividends" to its shareholders. The Tax-Exempt Funds will be so qualified if, at the close of each quarter of their taxable year, at least 50% of the value of their total assets consists of securities on which the interest payments are exempt from federal income tax. To the extent that dividends distributed by the Tax-Exempt Funds to their shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Tax-Exempt Funds, they will be excludable from the gross income of the shareholders for federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total income is large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. It should also be noted that tax-exempt interest on private activity bonds in which a Tax-Exempt Fund may invest generally is treated as a tax preference item for purposes of the alternative minimum tax for corporate and individual shareholders. The Tax-Exempt Funds will inform shareholders annually as to the portion of the distributions from such Funds which constituted "exempt-interest dividends."

         Dividends paid out of a Fund's investment company taxable income will be treated as ordinary income in the hands of shareholders. Because no portion of a Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of such dividends is expected to qualify for the corporate dividends-received deduction. Distributions of net capital gains, if any, which are designated as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders, and are not eligible for the corporate dividends-received deduction. Net capital gains for a taxable year are computed by taking into account any capital loss carry-forward of a Fund. The Funds are not normally expected to realize any long-term capital gains or losses.

         Distributions of investment company taxable income and net capital gains will be taxable as described above, whether received in additional shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis in each share so received equal to the net asset value of such share on the reinvestment date.

         Investments by a Fund in zero coupon securities (other than tax-exempt zero coupon securities) will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which a Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Similarly, investments in tax-exempt zero coupon securities will result in a Fund accruing tax-exempt income each year that the securities are held, even though the Fund receives no cash payments of tax-exempt interest. This tax-exempt income is included in determining the amount of net tax-exempt interest income which a Fund must distribute to maintain its status as a regulated investment company.


         Gain derived by a Fund from the disposition of any market discount bonds, including tax-exempt market discount bonds, held by the Fund will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.


         Any gain or loss realized by a shareholder upon the sale or other disposition of shares, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares in the Tax-Exempt Funds with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for less than six months.

         Under the Code, a shareholder may not deduct that portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends (such as the shares of the Tax-Exempt Funds) which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends (excluding net capital gain dividends) received by the shareholder. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered to be used to purchase or carry particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to such purchase.

         Each Fund may be subject to foreign withholding taxes on its investments in certain securities of foreign entities. These taxes may be reduced under the terms of applicable tax treaties, and each Fund intends to satisfy any procedural requirements to qualify for benefits under these treaties. In the unlikely event that more than 50% of the value of its total assets at the close of a taxable year is composed of stock or securities of foreign corporations, a Fund may make an election under Code Section 853 to permit its shareholders (subject to limitations) to claim a credit or deduction on their federal income tax returns for their pro rata portion of qualified taxes paid by that Fund in foreign countries. In the event such an election is made, shareholders would be required to include their pro rata share of such taxes in gross income and may be entitled to claim a foreign tax credit or deduction for the taxes, subject to certain limitations under the Code. Shareholders who are precluded from taking such credits or deductions will nevertheless be taxed on their pro rata share of the foreign taxes included in their gross income, unless they are otherwise exempt from federal income taxes. It is not expected, however, that more than 50% of a Fund's total assets will consist of stock or securities of foreign corporations and, consequently, it is not expected that shareholders will be eligible to claim a foreign tax credit or deduction with respect to foreign taxes paid by a Fund.

         Each Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions (except in the case of certain exempt shareholders). Under the backup withholding provisions of Code Section 3406, all such distributions may be subject to withholding of federal income tax at the rate of 31%. This tax generally would be withheld if: (a) the payee fails to furnish a Fund with the payee's taxpayer identification number ("TIN") under penalties of perjury, (b) the IRS notifies a Fund that the TIN furnished by the payee is incorrect, (c) the IRS notifies a Fund that the payee has failed to properly report interest or dividend income to the IRS, or (d) when required to do so, the payee fails to certify under penalties of perjury that it is not subject to backup withholding. An individual's TIN is his or her social security number. The Funds may refuse to accept an application that does not contain any required TIN or certification that the number provided is correct. If the withholding provisions are applicable, any distributions, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax consequences of an investment in a Fund.

         The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable U.S. income tax treaty) on certain distributions.

STATE AND LOCAL

         The Funds may be subject to state or local taxes in jurisdictions in which the Funds may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Funds and its shareholders under such laws may differ from their treatment under Federal income tax laws. Also, an investment in the Funds may have different tax consequences for shareholders than would a direct investment in the securities held by the Funds. Shareholders should consult their own tax advisers concerning these matters. For example, in such states or localities, it may be appropriate for shareholders to review with their tax advisers the state income tax consequences of investments by the Funds in securities issued or guaranteed as to principal and interest by the U.S. Government or its various agencies or instrumentalities, portfolio repurchase agreements, and securities loans.

         To the extent that distributions made by the Tax-Exempt Fund qualify as "exempt-interest dividends" for federal income tax purposes, are derived from interest on obligations of the state of Missouri or any of its political subdivisions or authorities, and are designated by the Tax-Exempt Fund as "state income tax exempt-interest dividends," these distributions will be exempt from Missouri income taxation.

         Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Tax-Exempt Funds. The term "substantial user" generally includes any "non-exempt person" who regularly uses in his or her trade or business a part of a facility financed by industrial development bonds. Generally, an individual will not be a "related person" of a substantial user under the Code unless the person or his or her immediate family owns directly or indirectly in the aggregate more than a 50% equity interest in the substantial user.


                         ORGANIZATION AND CAPITALIZATION

         The Pilot Funds is a Massachusetts business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 15, 1982, as amended (the "Declaration of Trust") under the name Centerland Fund. On June 1, 1994, the name of the Funds was changed to The Pilot Funds. Each shareholder is deemed to have expressly assented and agreed to the terms of the Declaration of Trust and is deemed to be a party thereto. The authorized capital of the Funds consists of an unlimited number of units of beneficial interest, which are referred to as "shares" in this Statement of Additional Information. The Trustees have authority under the Declaration of Trust to create and classify shares of beneficial interest in separate series ("Funds") without further action by shareholders. The Trustees have established fourteen Funds, four of which are offered herein and known as Pilot Short-Term Diversified Assets Fund, Pilot Short-Term U.S. Treasury Fund, Pilot Short-Term Tax-Exempt Diversified Fund and Pilot Short-Term Tax-Exempt Fund. Each share of each Fund has a par value of $.001. It represents an equal proportionate interest in that Fund with each other share, and is entitled to such distributions out of the income belonging to the Fund as are declared by the Trustees. Upon the liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund available for distribution. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series or Fund of shares into one or more classes. The Trustees have authorized the issuance of three classes of each of the Funds offered hereby: Pilot Shares, Administration Shares and Investor Shares. Each Pilot Share, Administration Share and Investor Share is entitled to one vote per share: however, separate votes will be taken by each Fund or class (or by one or more Funds voting as a single class if similarly affected) on matters affecting only that individual Fund or class (or those affected Funds or classes) or as otherwise required by law. Fractional shares are entitled to proportionate fractional votes. Shares have neither cumulative voting rights nor any preemptive, subscription, or conversion rights (the right of redemption is described under "Transaction Rules" and "How to Sell Shares" in the Prospectus). Shares when issued as described herein are fully paid and nonassessable, except as expressly set forth below. For information relating to possible mandatory redemption of shares at the option of the Funds, see "Transaction Rules" and "How to Sell Shares" in the Prospectus. The Trust Agreement provides for shareholder voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of the Trustee or successor thereto, and until the election and qualification of his successor, if any, elected at that meeting, or until the Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

SHAREHOLDER AND TRUSTEE LIABILITY

         The Pilot Funds is an entity of the type commonly known as a "Massachusetts business trust," which is the form in which many mutual funds are organized. Shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Funds. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Funds shall, upon request, assume the defense of any claim made against a shareholder for any act or obligation of the Funds, and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is not material.

         The Declaration of Trust provides that the Trustees of the Funds shall not be liable for any action taken by them in good faith, and that they shall be fully protected in relying in good faith upon the records of the Funds and upon reports made to the Funds by persons selected in good faith by the Trustees as qualified to make such reports. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust provides that the Funds will indemnify the Trustees and officers of the Funds against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Funds, unless it is determined, in the manner provided in the Declaration of Trust, that they have not acted in good faith in the reasonable belief that, in the case of conduct in their official capacity with the Funds, their conduct was in the best interests of the Funds and that, in all other cases, their conduct was at least not opposed to the best interests of the Funds (and that, in the case of any criminal proceeding, they had no reasonable cause to believe that the conduct was unlawful). However, nothing in the Declaration of Trust or the By-Laws protects or indemnifies Trustees or officers against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

                                    CUSTODIAN

         Boatmen's Trust Company, 100 North Broadway, St. Louis, Missouri 63178-4737 is the custodian of the Funds' assets.


                       INDEPENDENT ACCOUNTANTS AND COUNSEL

         Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Funds. In addition to audit services, Arthur Andersen LLP, prepares the Funds' federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters. The financial statements of the Funds incorporated by reference into this Statement of Additional Information (under "Financial Statements") are from the Funds' annual report for the year ended August 31, 1996, and the data set forth under "Selected Per Share Data and Ratios" in the Prospectus have been audited by Arthur Andersen LLP, as indicated in their report with respect thereto, and are included in reliance upon the authority of said firm as experts in giving the reports.

           Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, serves as general counsel to the Funds.


                                  MISCELLANEOUS


         Based on holdings and total shares outstanding as of October 23, 1996, the following persons would own beneficially or of record 5% or more of the outstanding shares as indicated in the table below:



                                        Class and Amount of                 Percentage of
                                        Shares Owned and                  Total Outstanding
Name and Address                        Type of Ownership                       Shares
----------------                        -----------------                 -----------------
PILOT SHORT-TERM U.S. TREASURY FUND
Boatmen's Trust Company                 641,706,979.410                         38.30%
Boatmen's Trust Co.                     Pilot Class
100 N. Broadway                         (Record)
St. Louis, MO  63178

Boatmen's Trust CO                      617,672,561.610                         36.87%
100 N. Broadway                         Pilot Class
St. Louis, MO  63178                    (Record)

PILOT SHORT-TERM DIVERSIFIED
ASSETS FUND
Boatmen's Trust CO                      979,864,886.180                         43.98%
100 N. Broadway                         Pilot Class
St. Louis, MO  63178                    (Record)

Boatmen's Trust CO                      886,917,208.760                         39.80%
100 N. Broadway                         Pilot Class
St. Louis, MO  63178                    (Record)

PILOT SHORT-TERM TAX-EXEMPT
DIVERSIFIED FUND
Boatmen's Trust CO                      394,956,695.910                         95.81%
100 N. Broadway                         Pilot Class
Louis, MO  63178                        (Record)

                                        Class and Amount of                 Percentage of
                                        Shares Owned and                  Total Outstanding
Name and Address                        Type of Ownership                       Shares
----------------                        -----------------                 -----------------
PILOT MISSOURI SHORT-TERM
TAX-EXEMPT FUND
Locust Street Custody                   153,008,408.500                         70.12%
100 N. Broadway                         Pilot Class
St. Louis, MO  63178                    (Record)



Nature of Ownership. Except with respect to certain defined benefit plans sponsored by Boatmen's and its affiliates, (a) none of Boatmen's, or any of its affiliates, has any economic interest in any of the shares held of record by them and (b) all such shares are held by them for the benefit of others in a trust, agency or other fiduciary or representative capacity.



                              FINANCIAL STATEMENTS

         The financial statements and related report of Arthur Andersen LLP, independent public accountants, contained in the 1996 Annual Report of the Funds are hereby incorporated by reference and attached hereto.


                                  SERVICE PLAN

         The Funds have adopted a service plan (the "Plan") with respect to the Investor Shares (formerly known as Centerland Service Shares) which will authorize the Funds to compensate certain institutions ("Service Organizations") for providing certain account administration and shareholder liaison services to their customers who are or may become beneficial owners of such shares. Pursuant to the Plan, the Funds will enter into agreements with Service Organizations which purchase Investor Shares on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may: (a) aggregate and process purchase, exchange, and redemption requests from customers and place net purchase, exchange and redemption orders with the Funds' distributor; (b) process dividend payments from the Funds on behalf of customers and assist customers in changing dividend options, account designations and addresses; (c) act as sole shareholder of record and nominee for customers; (d) maintain accounts and records for Investor Shares owned by each customer; (e) issue confirmations concerning customer orders to purchase, redeem and exchange Investor Shares; (f) provide subaccounting with respect to Investor Shares beneficially owned by customers or the information to the Funds necessary for subaccounting; (g) if required by law, forward shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers;
(h) provide other similar administrative services; (i) provide customers with a service that invests the assets of their accounts in Investor Shares pursuant to specific or pre-authorized instructions; and (j) provide and maintain elective services such as check writing and wire transfer services.

         As compensation for such services, the Funds will pay each Service Organization a service fee in an amount up to .50 of 1% (on an annualized basis) of the average daily net asset value of the Investor Shares of the Fund attributable to or held in the name of such Service Organization. For the fiscal years ended August 31, 1996, August 31, 1995 and August 31, 1994, with respect to each Fund then in existence, the amount of the service fees paid to Service Organizations was:

                     Fund                       1996                   1995                  1994
                     ----                       ----                   ----                  ----
Pilot Short-Term U.S. Treasury Fund           $799,775               $353,371              $232,476

Pilot Short-Term Diversified Assets           $199,056               $703,026              $858,564
Fund

Pilot Missouri Short-Term Tax-Exempt          $ 64,299               $  7,552              $  1,173
Fund

Pilot Short-Term Tax-Exempt                   $    968               $ 23,899              $  2,587
Diversified Fund

         The Funds have adopted the Plan pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1, which was adopted by the SEC under the 1940 Act, regulates the circumstances under which an investment company such as the Funds may bear expenses associated with the distribution of its shares. In particular, such an investment company cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule.

         The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although institutions such as national banks are permitted to purchase and sell securities upon the order and for the account of their customers. Should future legislative or administrative action or judicial or administrative decisions or interpretations prohibit or restrict the activities of one or more of the Service Organizations in connection with the Funds, such Service Organizations might be required to alter materially or discontinue the services performed under their Service Agreements. If one or more of the Service Organizations were restricted from effecting purchases or sales of Pilot Shares automatically pursuant to pre-authorized instructions, for example, effecting such transactions on a manual basis might affect the size and/or growth of the Fund. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and other financial institutions purchasing Investor Shares on behalf of their customers may be required to register as dealers pursuant to state law. Any such alteration or discontinuance of services could require the Trustees of the Funds to consider changing the Funds' method of operations or providing alternative means of offering Investor Shares to customers of such Service Organizations, in which case the operation of the Funds, their size and/or growth might be significantly altered. It is not anticipated, however, that any alteration of the Funds' operations would have any effect on the net asset value per share or result in financial losses to any shareholder.

         Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by the Funds in connection with the investment of fiduciary funds in Investor Shares. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in Investor Shares.

         The Plan was approved by the holders of Investor Shares of each Fund on August 31, 1992. The Trustees of the Funds, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of such Plan or the related Service Agreements, voted: (a) to continue the Plan and Service Agreements at a meeting called for the purpose of voting on such Plan and Service Agreements on October 20, 1993, and (b) to revise the Plan and Service Agreements, effective March 31, 1994, at a meeting called for the purpose of voting on such Plan and Service Agreements on March 3-4, 1994. The Trustees voted to continue the Plan and Service Agreements at a meeting called for the purpose of voting on such Plan and Service Agreements on May 21, 1996. The Plan and Service Agreements will remain in effect until May 31, 1997 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Investor Shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Investor Shares of the affected Fund on not more than 60 days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons shall be committed to the discretion of the non-interested members of the Board of Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Funds and holders of Investor Shares of such Funds. In the Trustees' quarterly review of the Plan and Service Agreements, they will consider their continued appropriateness and the level of compensation provided therein.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

LONG-TERM RATINGS

         Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than with Aaa securities.

         Moody's applies numerical modifiers, 1, 2, and 3 in the Aa category. The modifier 1 indicates that the security ranks in the higher end of the Aa category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the Aa category.

SHORT-TERM RATINGS

         P-1: Issuers have a superior capacity for repayment of short-term promissory obligations. Prime-1 or P-1 repayment capacity will normally be evidenced by the following characteristics:

         Leading market positions in well-established industries.

         High rates of return on funds employed.

         Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         Well-established access to a range of financial markets and assured sources of alternate liquidity.

         P-2: Issuers have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Symbols used will be as follows:

         MIG-1--Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

         MIG-2--Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well-established.

         A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met. VMIG-1, VMIG-2 and VMIG-3 ratings carry the same definitions as MIG-1, MIG-2 and MIG-3, respectively.

STANDARD & POOR'S CORPORATION

LONG-TERM RATINGS

         AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

         AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. The ratings in AA may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM RATINGS

         A-1: Standard & Poor's short-term ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

         A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1." Municipal notes issued since July 29, 1984 are rated "SP-1," "SP-2," and "SP-3." The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus ("+") sign is added to those issues determined to possess overwhelming safe characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest while an SP-3 designation indicates speculative capacity to pay principal and interest.

DUFF & PHELPS

LONG-TERM RATINGS

         AAA: Instruments rated AAA are of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA+, AA, AA-: Instruments bearing these designations are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

SHORT-TERM RATINGS

         DUFF 1 PLUS: These instruments bear the highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         DUFF 1: These instruments bear very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

         DUFF 1 MINUS: These instruments bear high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         DUFF 2: These instruments bear good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH INVESTORS SERVICE, INC.

LONG-TERM RATINGS

         AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

         Plus ("+") and minus ("-") signs are used with a rating symbol to indicate the relative position of a credit within the AA rating category.

SHORT-TERM RATINGS

         F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues with "F-1"+ and "F-1" ratings.

         LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

IBCA LIMITED AND IBCA, INC.

LONG-TERM RATINGS

         AAA: Obligations rated AAA are obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

         AA: Obligations rated AA are obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

         "+" or "-" may be appended to denote relative status within major rating categories.

SHORT-TERM RATINGS

         A1+: Obligations supported by the highest capacity for timely repayment.

         A1: Obligations supported by a very strong capacity for timely repayment.

         A2: Obligations supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

THOMSON BANKWATCH, INC.

LONG-TERM RATINGS

         AAA: The highest category; indicates a superior ability to repay principal and interest on a timely basis.

         AA: The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. Ratings in the Long-Term Debt categories may include a plus ("+") or minus ("-") designation which indicates where within the respective category the issue is placed.

SHORT-TERM RATINGS

         TBW-1: The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2: The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal and interest.

                                 THE PILOT FUNDS
                                3435 Stelzer Road
                              Columbus, Ohio 43219


--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION

                                 JANUARY 2, 1997

                              ADMINISTRATION SHARES
--------------------------------------------------------------------------------

         The Pilot Funds (the "Funds") is an open-end, management investment company (or mutual fund) consisting of fourteen portfolios, four of which portfolios (the "Funds") are described herein:

         Pilot Short-Term U.S. Treasury Fund (the "Treasury Fund"); Pilot Short-Term Diversified Assets Fund (the "Diversified Fund"); Pilot Short-Term Tax-Exempt Diversified Fund (the "Tax-Exempt Diversified Fund"); and Pilot Missouri Short-Term Tax-Exempt Fund (the "Tax-Exempt Fund").

         Boatmen's Trust Company ("Boatmen's") serves as investment adviser to the Funds. Pilot Funds Distributors, Inc. ("PFD") serves as each Fund's distributor, and its affiliate, BISYS Fund Services Limited Partnership ("BISYS"), serves as each Fund's administrator. The Tax-Exempt Diversified Fund and the Tax-Exempt Fund are sometimes referred to as the "Tax-Exempt Funds."


         This Statement of Additional Information is not a Prospectus, and should be read in conjunction with the Prospectus for the Administration Shares (the "Prospectus") dated January 2, 1997, as may be amended or supplemented from time to time, which may be obtained without charge from institutions ("Service Organizations") that hold Administration Shares for the benefit of their customers, or by writing to Pilot Funds Distributors Inc., 3435 Stelzer Road, Columbus, Ohio 43219.

                                TABLE OF CONTENTS


INVESTMENT POLICIES AND PRACTICES OF THE PORTFOLIOS........................................................    3
         U.S. Government Securities .......................................................................    3
         Custodial Receipts ...............................................................................    3
         Bank and Corporate Obligations ...................................................................    3
         Repurchase Agreements ............................................................................    4
         Foreign Securities ...............................................................................    4
         Asset-Backed and Receivables-Backed Securities ...................................................    5
         Forward Commitments and When-Issued Securities ...................................................    6
         Variable Amount Master Demand Notes ..............................................................    6
         Variable Rate and Floating Rate Demand Instruments ...............................................    6
         Loan Participation ...............................................................................    7
         Municipal Obligations ............................................................................    8
         Investing in Missouri ............................................................................   10
         Standby Commitments...............................................................................   13
         Tax-Exempt Fund Taxable Obligations ..............................................................   13
         Restricted and Other Illiquid Securities..........................................................   14

INVESTMENT RESTRICTIONS....................................................................................   14
         Treasury Fund, Diversified Fund and Tax-Exempt Diversified Fund ..................................   14
         Tax-Exempt Fund ..................................................................................   16

TRUSTEES AND OFFICERS......................................................................................   18

THE INVESTMENT ADVISER, ADMINISTRATOR, DISTRIBUTOR
  AND TRANSFER AGENT.......................................................................................   20
         Investment Adviser................................................................................   20
         The Administrator, Distributor and Transfer Agent.................................................   22
         Expenses..........................................................................................   23

PORTFOLIO TRANSACTIONS.....................................................................................   24

NET ASSET VALUE............................................................................................   24

REDEMPTIONS................................................................................................   25

CALCULATION OF YIELD QUOTATIONS............................................................................   26

TAX INFORMATION............................................................................................   27
         State and Local...................................................................................   30

ORGANIZATION AND CAPITALIZATION............................................................................   30
         Shareholder and Trustee Liability.................................................................   31

CUSTODIAN..................................................................................................   32

INDEPENDENT ACCOUNTANTS AND COUNSEL........................................................................   32

MISCELLANEOUS..............................................................................................   32

FINANCIAL STATEMENTS.......................................................................................   33

ADMINISTRATION PLAN........................................................................................   33

APPENDIX: DESCRIPTION OF SECURITIES RATINGS................................................................  A-1

FINANCIAL STATEMENTS.......................................................................................  F-1

                              ADMINISTRATION SHARES


               INVESTMENT POLICIES AND PRACTICES OF THE PORTFOLIOS


         The following discussion elaborates on the description of each Fund's investment policies and practices contained in the Prospectus. Except as set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder consent.

U.S. GOVERNMENT SECURITIES

         A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

CUSTODIAL RECEIPTS

         The Diversified Fund may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" and "Certificates of Accrual on Treasury Securities." Although custodial receipts are not considered U.S. Government securities, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Although it has no current intent, the Treasury Fund could invest more than 10% of its total assets in custodial receipts if the staff of the Securities and Exchange Commission ("SEC") changes its current policy that such evidences of ownership do not constitute Government Securities for purposes of Section 35(d) of the Investment Company Act of 1940 (the "1940 Act"). The Tax-Exempt Funds may acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain municipal notes and bonds.

BANK AND CORPORATE OBLIGATIONS

         Commercial paper represents short-term unsecured promissory notes typically issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Funds consists of direct U.S. dollar denominated obligations of domestic or foreign issuers. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, fixed time deposits and bank notes. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer.

Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank. Certain fixed time deposits maturing in more than seven days may be deemed to be illiquid securities.

REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which the purchaser (i.e., the Fund) purchases a U.S. Government or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.

         Custody of the Obligation will be maintained by the Funds' custodian or subcustodian. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

         Repurchase agreements pose certain risks for all entities, including the Funds, that utilize them. Such risks are not unique to the Funds but are inherent in repurchase agreements. The Funds seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

         For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

         If in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that the Fund does not have a perfected security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Funds utilize custodians and subcustodians that Boatmen's believes follow customary securities industry practice with respect to repurchase agreements, and Boatmen's analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

         Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the Obligation.

         Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

         Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

FOREIGN SECURITIES

         The Diversified Fund may invest in U.S. dollar denominated foreign securities and certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued by major foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks. Investments can include fixed time deposits in Cayman Island branches of such banks. The Tax-Exempt Funds may also invest in municipal instruments backed by letters of credit issued by certain of such banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, these Funds are restricted to purchasing U.S. dollar denominated securities, but are not otherwise precluded from purchasing securities of foreign issuers.

         Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation, or other adverse political or economic developments. In addition, it could be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES

         The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with its investment objectives and policies, the Diversified Fund may invest in these and other types of asset-backed securities that may be developed in the future. However, the Fund will generally not invest in an asset-backed security if the income received with respect to its investment constitutes rental income or other income not treated as qualifying income under the 90% test described in "Tax Information" below. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

         Several types of asset-backed and receivable-backed securities have already been offered to investors, for example Certificates for Automobile Receivables(SM) ("CARS(SM)") and interests in pools of credit card receivables. CARS(SM) represent undivided fractional interests in a trust ("CAR Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

         The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Diversified Fund to dispose of any then existing holdings of such securities.

         Consistent with the Diversified Fund's investment objectives and policies, the Fund also may invest in other types of asset-backed and receivables-backed securities.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

         Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

         A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's average dollar weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

         When a Fund purchases securities on a when-issued or forward commitment basis, the Fund's custodian or subcustodian will maintain in a segregated account liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities subject to such commitment, the custodian or subcustodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

VARIABLE AMOUNT MASTER DEMAND NOTES

         Each Fund may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund (as lender) and the borrower. These notes are direct lending arrangements between lenders and borrowers, and are not generally transferable, nor are they ordinarily rated by a Nationally Recognized Statistical Rating Organization ("NRSRO"). The Fund may invest in these notes only if Boatmen's believes that, as of the time of investment, the notes are of a quality comparable to the other obligations in which a Fund may invest.

VARIABLE RATE AND FLOATING RATE DEMAND INSTRUMENTS

         Each Fund may purchase variable and floating rate demand instruments that are tax-exempt municipal obligations and other debt securities that possess a floating or variable interest rate adjustment formula. These instruments also permit a Fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

         The terms of the variable or floating rate demand instruments that a Fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the Fund instructs otherwise. A Fund will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. Accordingly, any variable or floating rate demand instrument must be of high quality with respect to both its long-term and short-term aspects, except that where credit support is provided even if the issuer defaults in the payment of principal or interest, the Fund may rely only on the high quality character of the short-term aspect of the variable or floating rate demand instrument, i.e., the right to sell. A variable or floating rate demand instrument which is unrated must have high quality characteristics similar to other obligations rated high quality. Boatmen's may determine that an unrated variable or floating rate demand instrument meets a Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for that Fund. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of the Fund.

         The maturity of the variable or floating rate demand instruments held by a Fund will ordinarily be deemed to be the longer of: (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or (2) the period remaining until the instrument's next interest rate adjustment. The acquisition of variable or floating rate demand notes for a Fund must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation.

         A Fund may invest in variable or floating rate demand instruments in the form of participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). Such participation interests provide the Fund with a specific undivided interest (up to 100%) in an obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The institution usually retains fees out of the interest paid on the obligation for servicing the obligation and providing the letter of credit.

LOAN PARTICIPATION

         The Diversified Fund may purchase participation interests with remaining maturities of thirteen months or less in loans of any maturity. Such loans must be to issuers in whose obligations the Fund may invest. Any participation purchased by the Fund must be issued by a bank in the United States with assets exceeding $1 billion. Because the issuing bank does not guarantee the participation in any way, it is subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the Fund to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due, the Fund could be subject to delays, expenses and risks which are greater than those which would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Moreover, under the terms of the loan participation, the purchasing Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by a borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participation interests is limited, and any such participation purchased by the Fund may be treated as illiquid.

MUNICIPAL OBLIGATIONS

         The Diversified Fund and the Tax-Exempt Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are "notes" and "bonds."

         NOTES. Municipal notes are generally used to provide for short-term capital or operating cash flow needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, tax-exempt commercial paper and certain receipts for municipal obligations.

         Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are often general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. They are often general obligations of the issuer. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes and the notes are not secured by any other source. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Funds may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations when, in the opinion of bond counsel, they are exempt from federal income tax. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts" and "Municipal Certificates of Accrual on Tax-Exempt Securities." There are a number of other types of notes issued for different purposes and secured differently from those described above.

         BONDS. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds.

         General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

         Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

         Private activity bonds, a term that includes certain types of bonds, the proceeds of which are used to a specified extent for the benefit of persons other than governmental units, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. The Tax-Exempt Diversified Fund does not intend to invest in recently issued private activity bonds. The Tax-Exempt Fund may invest in private activity bonds. The interest from such bonds would be an item of tax preference to shareholders under the federal alternative minimum tax.

         Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which the Funds may purchase are limited to short-term serial bonds, those with original or remaining maturities of 13 months or less. The Funds may purchase long-term bonds provided that they have a remaining maturity of 13 months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within 13 months. The Funds may also purchase long-term bonds (sometimes referred to as "Put Bonds"), which are subject to a Fund's commitment to put the bond back to the issuer at par at a designated time within 13 months and the issuer's commitment to so purchase the bond at such price and time. The Funds may purchase long-term fixed-rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund, at periodic intervals (usually every six months, but in no event more than every twelve months), to tender (or "put") its bonds to the institution and receive the face value thereof. The Fund may be assessed "tender fees" for each tender period at a rate equal to the difference between the bonds' fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the bonds coupled with the tender option to trade at par on the date of such determination.

         These bonds coupled with puts, as well as standby commitments (discussed below), may present tax issues. With either type of investment, the Tax-Exempt Funds intend to take the position that they are the owners of municipal obligations acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in their bonds. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of any tender fees or swap payments, in relation to various regulated investment company tax provision is unclear.

         In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

         The Tax-Exempt Funds may purchase municipal instruments that are backed by letters of credit issued by domestic banks or foreign banks that have a branch, agency or subsidiary in the United States. See "Foreign Securities" for information concerning credit risks of foreign bank obligations.

         For the purpose of investment restrictions of the Funds, the identification of the "issuer" of municipal obligations that are not general obligation bonds is made by Boatmen's on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

         An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale, unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations which were not publicly offered initially.

         Securities purchased for the Tax-Exempt Funds are subject to the policy on holdings of securities which are not readily marketable. Boatmen's determines whether a municipal obligation is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. Boatmen's believes that the quality standards applicable to the Funds' investments enhance marketability. In addition, standby commitments and demand obligations also enhance marketability.

         Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. Higher quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

INVESTING IN MISSOURI

         The following information as to certain Missouri risk factors is given to investors in view of the Tax-Exempt Fund's policy of concentrating its investments in Missouri issuers. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from recent official statements relating to securities offerings of Missouri issuers.


         Missouri has a diverse economy based upon manufacturing, commerce, trade, agriculture and mining. The State's proximity to the geographic and population centers of the nation makes the State an attractive location for business and industry. Earnings and employment are distributed among the manufacturing, service and trade sectors in a close approximation of the national average, lessening the State's cyclical sensitivity to a downturn in any single sector. Wholesale and retail trade, services and manufacturing together account for approximately 67% of Missouri's non-agricultural employment. The unemployment rate in Missouri exceeded the national average in the 1983 recession period, fell below the national average in 1984-86, 1989 and 1991-95 and exceeded the national average in 1987, 1988 and 1990.

         The Missouri portions of the St. Louis and Kansas City metropolitan areas contain approximately 1,900,000 and 975,000 residents, respectively, constituting over 54% of Missouri's 1995 estimated population of approximately 5,324,000. St. Louis is an important site for banking and manufacturing activity, as well as a distribution and transportation center, with ten Fortune 500 companies (as well as other major educational, financial, insurance, retail, wholesale and transportation companies and institutions) headquartered there. Kansas City is a major agribusiness center and an important center for finance and industry. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Springfield, St. Joseph, Joplin and Columbia are also important population and industrial centers in the State.


         Manufacturing is a leading component of Missouri's economy. To the extent that the economy suffers a recessionary period, the manufacturing sector, which relies heavily on durable goods such as automobiles and electric and electronic equipment, could be adversely affected.


         Defense related business plays an important role in Missouri's economy. In addition to the large number of civilians employed at the various military installations and training bases in the State, aircraft and related businesses in Missouri are the recipients of substantial annual dollar volumes of defense contract awards. McDonnell Douglas Corporation is the State's second largest employer, employing approximately 25,000 employees in Missouri in 1995. From 1991 through 1995, Missouri has ranked in the top eight states in total military contract awards and ranked sixth in 1991, 1994 and 1995, compared to its population ranking as the nation's fifteenth largest state. To the extent that changes in military appropriations were enacted by the United States Congress, Missouri could be disproportionately affected. The effects of the recently announced merger of McDonnell-Douglas Corporation with Boeing Corporation are unknown, but there could be adverse effect on the state's economy.


         Article X, Section 16-24 of the Constitution of Missouri (the "Hancock Amendment") imposes a limit on the amount of taxes that may be imposed by the State and on the amount of taxes, licenses and fees that may be imposed by local government units in any fiscal year. The details of the Hancock Amendment are complex; the amendment has been the subject of several judicial decisions and further clarification from implementing legislation and subsequent judicial decisions may be necessary.

         The Hancock Amendment provides that the State may not collect revenues in any fiscal year that exceed by more than one percent total State revenues for the fiscal year ended June 30, 1981, adjusted annually based on increases in the average personal income of Missouri residents. If the revenue limit is exceeded by more than one percent in any fiscal year, a refund of the excess revenues collected by the State is required.

         The revenue limit may be exceeded if the Governor declares an emergency and expenditures above the limit are approved by a two-thirds vote of each house of the Missouri legislature. The revenue limit can also be exceeded if the voters of the State of Missouri approve a constitutional amendment authorizing new or increased taxes or revenues. In addition, the revenue limit does not apply to taxes imposed for the payment of principal and interest on bonds approved by the voters and authorized under the Missouri Constitution. The Hancock Amendment does not prohibit increasing State taxes so long as State revenues are expected to be less than the revenue limit.

         The Hancock Amendment further provides that the State may not reduce the State financed portion of the cost of any existing activity or service required of a county or political subdivision and that the cost of any new activity or service required by the State must be funded by the State. In addition, State expenditures in any fiscal year may not exceed the established revenue limit plus federal and surplus funds.

         The Hancock Amendment generally prohibits counties and other political subdivisions (all local government Units having the power to tax) from levying any new or increased tax, license or fee without the approval of the required majority of voters; however, the Missouri Supreme Court has ruled that increases in specific charges for certain services actually provided are not subject to the Hancock Amendment. If the required majority of voters approve the issuance of debt obligations and the levy of taxes or imposition of licenses or fees necessary to meet payments of principal and interest on such debt obligation, existing taxes, licenses or fees may be increased or new taxes, licenses or fees imposed without violating the Hancock Amendment. Missouri constitutional or statutory provisions other than the Hancock Amendment may require greater than majority approval for the valid issuance of debt obligations.

         Counties and other political subdivisions (but not the State) may increase taxes without regard to the Hancock Amendment to pay principal and interest on obligations if such obligations were authorized to be issued prior to the adoption of the Hancock Amendment.

         If the tax base of a county or other political subdivision with respect to a tax, fee or license is broadened, the Hancock Amendment requires the tax levy or fee to be reduced to yield the same estimated gross revenue as on the prior base. Even if the assessed value of property in the county or other political subdivision (excluding the value of new construction and improvements) increases at a rate exceeding the consumer price index, the Hancock Amendment limits any percentage increase in property tax revenues to the percentage increase in the consumer price index and requires a rollback of taxes if assessed values of real property increase faster than the consumer price index.

         The Hancock Amendment limitations do not apply to the tax levy on the assessed valuation of new construction and improvements.


         Total state revenues for fiscal 1995 exceeded the Hancock Amendment limit and triggered a tax refund liability. The state has recognized a liability of $147.2 million for this refund. Using a different method of calculation, the State Auditor calculated a refund due of $616.8 million. The State Auditor filed a lawsuit in Cole County Circuit Court alleging that certain revenues not included in the state's calculation of total state revenue should have been included in the calculation. The Circuit Court dismissed the auditor's suit for lack of standing, but the Court of Appeals reversed the Circuit Court's decision and has remanded the case for further consideration on the merits. A taxpayer group has filed a lawsuit in Cole County Circuit Court challenging the constitutionality of the refund procedure. As a result of such suit, refunds are on hold.

         The state expects that the Hancock Amendment will be exceeded for 1996 by approximately $229,000,000 which will trigger an income tax refund liability. The State Auditor projects that the limit has been exceeded by a similar amount.


         To the extent that the payment of general obligation bonds issued by the State of Missouri or a county or other political subdivision is dependent on revenues from the levy of taxes and such obligations have been issued after the date of the Hancock Amendment's adoption, November 4, 1980, the ability of the State of Missouri or the appropriate local Unit to levy sufficient taxes to pay the debt service on such bonds may be affected, unless there has been specific voter approval of the issuance of such bonds and the levy of such taxes as are necessary to pay the principal and interest on such bonds.

         Debt obligations issued by certain State issuers, including those of the Board of Public Buildings of the State of Missouri and the Department of Natural Resources of the State of Missouri, are payable either solely or primarily from the rentals, incomes and revenues of specific projects financed with the proceeds of the debt obligations and are not supported by the taxing powers of the State or of the issuer of the bonds. The Hancock Amendment may most strongly affect such state revenue bonds, since they are dependent in whole or in part on State appropriations to provide sufficient revenues to pay principal and interest. Unless such bonds are approved by the voters of Missouri, under the Hancock Amendment, taxes cannot be raised to cover the state appropriations necessary to provide revenues to pay principal and interest on the bonds.

         Consequently, there may be insufficient state revenues available to permit the State legislature to make appropriations adequate to enable the issuer to make timely payment of principal and interest on such State revenue bonds. For example, in the case of the Board of Public Buildings of the State of Missouri, the payment of principal and interest on debt obligations is dependent solely on the appropriation by the State legislature of sufficient funds to pay the rentals of State agencies occupying buildings constructed by the Board of Public Buildings. State park revenue bonds of the Department of Natural Resources of the State of Missouri are in part dependent on revenues generated by operations of the particular project and in part on State appropriations. Consequently, payment of principal and interest on such State revenue bonds, relating to specific projects and not supported by the taxing power of the State of Missouri, may not be made or may not be made in a timely fashion because of the inability of the State to appropriate sufficient funds for the payment of such bonds (or to make up shortfalls therein) due to the limitations on State taxes and expenditures imposed by the Hancock Amendment, the inability of the issuer to generate sufficient income or revenue from the project to make such payment or a combination of such factors.

         As described above, general obligation bonds and revenue bonds of counties or other political subdivision issuers may also be affected by the tax, license and fee limitations of the Hancock Amendment. Unless the required voter approval of such debt obligations and the imposition of taxes to pay them is obtained prior to their issuance, the Hancock Amendment imposes limitations on the imposition of new taxes and the increase of existing taxes which may be necessary to pay principal and interest on general obligations bonds of local issuers. The limitations contained in the Hancock Amendment also may affect the payment of principal and interest on bonds and other obligations issued by local governmental units and supported by the revenues generated from user fees, licenses or other fees and charges, unless the requisite voter approval of the issuance of such bonds or other obligations, and the approval of the assessment of such fees or other charges as may be necessary to pay the principal and interest on such bonds or other obligations, has been obtained prior to their issuance.

         Debt obligations of certain other state and local agencies and authorities are not, by the terms of their respective authorizing statutes, obligations of the state or any political subdivision, public instrumentality or authority, county, municipality or other state or local unit of government. Illustrative of such issuers are the Missouri Housing Development Commission, the State Environmental Improvement and Energy Resources Authority, the Health and Educational Facilities Authority of the State of Missouri, the Missouri Higher Education Loan Authority, the Industrial Development Board of the State of Missouri, the Missouri Agricultural and Small Business Development Authority and other similar bodies organized on a local level under similar state authorizing statutes such as the various local industrial development authorities. The debt obligations of such issuers are payable only from the revenues generated by the project or program financed from the proceeds of the debt obligations they issue, and the Hancock Amendment has no application.

         In November 1992, Missouri voters approved a constitutional amendment which removed the net proceeds of fuel taxes allocated to counties, cities, towns and villages from the definition of "total state revenues" in the Hancock Amendment. This change became effective July 1, 1993.

         Under Missouri law, property tax abatement and tax increment financing can be made available to encourage redevelopment projects. Neither tax abatement nor tax increment financing diminishes tax revenues collected in affected areas, but instead act to freeze such revenues at current levels and thereby deprive the taxing authority of future increases in ad valorem property tax revenues which would otherwise result from increases in assessed valuations in affected areas.


         In addition to the spending limitation imposed by the Hancock Amendment, the Missouri Constitution prohibits the General Assembly in any fiscal year from increasing taxes or fees without voter approval that in total produce new annual revenues greater than either $50 million adjusted annually by the percentage change in the personal income of Missouri for the second previous fiscal year, or by 1% of total state revenues, whichever is less. In emergency situations, as defined by the Hancock Amendment, the General Assembly could increase taxes, licenses or fees for one year above the limit without voter approval.


STANDBY COMMITMENTS

         In order to enhance the liquidity, stability or quality of municipal obligations, the Tax-Exempt Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or "standby commitment," depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities.

         Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from the Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Fund. In considering whether a security meets a Fund's quality standards, the Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

         The Funds value municipal obligations which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, each Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers which represent a minimal risk of default. The duration of standby commitments will not be a factor in determining the weighted average maturity of a Fund. There is no assurance that standby commitments will be available to a Fund nor have the Funds assumed that such commitments would continue to be available under all market conditions.

TAX-EXEMPT FUND TAXABLE OBLIGATIONS

         The Tax-Exempt Funds do not currently intend to invest in taxable obligations; however, from time to time each Fund may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest payments are subject to federal or, in the case of the Tax-Exempt Fund, Missouri income tax. In addition to the temporary defensive investments described in the Prospectus, each Fund may invest in taxable obligations pending the investment or reinvestment in municipal bonds of proceeds from sales of Fund shares or sales of portfolio securities. A Fund may also invest in highly liquid, taxable obligations in order to avoid the necessity of liquidating portfolio investments to meet redemption requests by Fund shareholders.

RESTRICTED AND OTHER ILLIQUID SECURITIES

         A Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, including restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933. However, a Fund will not invest more than 10% of the value of its net assets in securities which are illiquid, which may include restricted securities, unless the Funds' Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees may adopt guidelines and delegate to Boatmen's the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Board will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.


                             INVESTMENT RESTRICTIONS

         The Funds have adopted certain fundamental policies, which may not be changed with respect to any Fund without the approval of the holders of a majority of the outstanding voting shares of that Fund as defined in the 1940 Act.

TREASURY FUND, DIVERSIFIED FUND AND TAX-EXEMPT DIVERSIFIED FUND

         As a matter of fundamental policy for the Treasury Fund, the Diversified Fund and the Tax-Exempt Diversified Fund, each Fund may not:

         (1) Purchase securities of any issuer if immediately after such purchase the value of the Fund's investments in issuers conducting their principal business activity in any one industry would exceed 25% of the value of the Fund's total assets, provided that: (a) the gas, electric, water and telephone businesses will be considered separate industries,
                  (b) the personal credit and business credit businesses will be considered separate industries, (c) wholly-owned finance companies will be considered to be in the industry of their parents if their activities are primarily related to financing the activity of their parents, (d) there is no limitation with respect to or arising out of investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or by banks and (e) the Diversified Fund will invest more than 25% of the value of its total assets in bank obligations (whether foreign or domestic) except that if adverse economic conditions prevail in the banking industry the Diversified Fund may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in bank obligations (for the purposes of this restriction, state and municipal governments and their agencies or authorities are not deemed to be industries).

         (2) Make loans, except to the extent that the purchase of debt obligations in accordance with each Fund's investment objective and policies and repurchase agreements with banks, brokers, dealers and other financial institutions may be deemed to be loans.

         (3) Borrow money, except: (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund's total assets, or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's total assets. While any Fund has borrowings outstanding in an amount exceeding 5% of its total assets the Funds will not make any purchases of portfolio instruments for that Fund. The Funds may not borrow money from Boatmen's Bancshares, Inc. or any majority-owned subsidiary thereof.

         (4) Purchase or sell real estate (except securities secured by real estate or interests therein), commodities, commodity contracts or oil and gas interests, or purchase any voting securities or invest in companies for the purpose of exercising control or management.

         (5) Act as an underwriter of securities (except as the Funds may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of instruments in accordance with its investment objective and portfolio management policies), make short sales of securities, or maintain a short position.

         (6) Mortgage, pledge or hypothecate any assets, except to secure permitted borrowings.

         (7) Purchase the securities of any issuer other than the U.S. Government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in any one issuer except that:
                  (a) up to 25% of the value of its total assets may be invested without regard to such 5% limitation, and (b) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities.

         For purposes of the investment restriction in item (1), each foreign government will be considered a separate industry. For purposes of the restriction in item (7) above, a guaranty of an instrument will be considered a separate security (subject to certain exclusions allowed under the 1940 Act). The exceptions to item (3), above, with regard to borrowing are not for investment leverage purposes, but are solely for extraordinary or emergency purposes and to facilitate management of the Funds by enabling the Funds to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If, due to market fluctuations or other reasons, the net assets of a Fund fall below 300% of its borrowings, the Funds would promptly reduce the borrowings of such Fund in accordance with the 1940 Act. To do this, the Funds may have to sell a portion of such Fund's investments at a time when it may be disadvantageous to do so.


         In addition, the Trustees have approved the following non-fundamental investment restrictions on behalf of the Treasury Fund, the Diversified Fund and the Tax-Exempt Diversified Fund:

         (1) It will not, on behalf of such Funds purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

         (2) Purchase securities of unseasoned issuers, at which time, including predecessors, at the time of purchase have been in operation for less than three years, if the value of the Fund's aggregate investment in such securities will exceed 5% of its total assets.


         Pursuant to an SEC rule, the Diversified Fund and the Treasury Fund may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government securities or repurchase agreements collateralized by such obligations). Each of such Funds may, however, invest more than 5% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although a Fund may not make more than one such investment at any time. Securities which are rated in the highest short-term rating category by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs") are designated "First Tier Securities." Further, each of such Funds will not invest more than: (i) the greater of 1% of its total assets, or (ii) one million dollars in the securities of a single issuer which were Second Tier Securities when acquired by a Fund. In addition, each of such Funds may not invest more than 5% of its total assets in securities which were Second Tier Securities when acquired by a Fund. Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not rated in the highest category by two or more NRSROs, are designated "Second Tier Securities." Pursuant to SEC Rule 2a-7 the foregoing restrictions are not applicable to the Tax-Exempt Funds. "NRSROs" include Standard & Poor's Corporation, Moody's Investors Service, Inc., Duff & Phelps, Inc., Fitch Investors Service, Inc., IBCA Limited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a description of their rating categories, see Appendix A.

TAX-EXEMPT FUND

         As a matter of fundamental policy, the Tax-Exempt Fund may not:

         (1) Purchase the securities of any issuer (other than obligations issued or guaranteed by the Government of the United States or its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry.

         (2) Make loans, except: (a) through the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, or (b) by engaging in repurchase agreements with respect to portfolio securities, or (c) by lending securities to other parties, provided that no securities loan may be made, if, as a result, more than 33-1/3% of the value of its total assets would be lent to other parties.

         (3) Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of the value of its total assets (less liabilities other than borrowings) and may not purchase any security while borrowings representing more than 5% of its net assets are outstanding. Any borrowings that come to exceed 33-1/3% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33-1/3% limitation.

         (4) Purchase or sell physical commodities or real estate unless acquired as a result of the ownership of securities (but this shall not prevent the Fund from purchasing and selling futures contracts or marketable securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the Fund from purchasing interests in pools of real estate mortgage loans).

         (5) Underwrite securities issued by others (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities).

         (6) Issue bonds or any other class of securities preferred over shares of the Fund in respect of the Fund's assets or earnings, provided that the Fund may establish additional series or classes of shares in accordance with its Declaration of Trust.

         (7) Sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts are not deemed to constitute short sales.

         To the extent that limitation (7) allows the Fund to engage in certain short sales, and that limitation (4) allows the Fund to purchase or sell physical commodities or real estate and purchase and sell futures contracts, the Fund does not plan on doing so in the coming year. For purposes of the foregoing restriction (1), municipal governments and their agencies and authorities are not deemed to be industries.

         As a matter of non-fundamental policy, the Tax-Exempt Fund may not:

         (a) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that the Fund may make initial and variation margin payments in connection with transactions in futures contracts and options on futures contracts.

         (b) Purchase or otherwise acquire any security or enter into a repurchase agreement with respect to any security if, as a result, more than 10% of the value of its net assets would be invested in securities subject to legal or contractual restrictions on resale (restricted securities), securities for which there is no readily available market, and repurchase agreements not entitling the holder to payment of interest and principal within seven days.


         (c) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its total assets would be invested in the securities of companies which, including predecessors, have a record of less than 3 years continuous operation.

         (d) Purchase any security if, as a result, more than 10% of the value of its total assets would be invested in the securities of other investment companies, purchase securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid, or purchase or retain securities of any other open-end investment company; provided that this section (d) shall not apply to securities acquired as part of a merger or consolidation.


         The foregoing non-fundamental investment restrictions of the Funds may be changed or terminated without the approval of shareholders.

         For purposes of the foregoing limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings on behalf of, one of the Funds.

         As used in this Statement of Additional Information, with respect to matters required to be submitted to shareholders by the provisions of the 1940 Act, the term "majority of the outstanding shares" of either the Funds or a particular Fund of the Funds means the vote of the lesser of (i) 67% or more of the shares of the Funds or Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Funds or Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Funds or Fund.

                              TRUSTEES AND OFFICERS


         Information pertaining to the Trustees and officers of the Funds is set forth below.



                                                                                Principal Occupation(s)
Name and Address                              Position(s) with Trust            During Past 5 Years
----------------                              ----------------------            -------------------
J. Hord Armstrong, III (55)                   Trustee                           Chairman and CEO, D&K Wholesale
8000 Maryland Avenue                                                            Drug, Inc., a distributor of
Suite 1190                                                                      pharmaceutical products, since 1987.
St. Louis, Missouri 63105

Lee F. Fetter (43)                            Chairman                          Chief Operating and Financial
660 S. Euclid, Box 8003                                                         Officer of Washington University
St. Louis, Missouri 63110                                                       School of Medicine since 1983.

Henry O. Johnston* (59)                       Trustee                           President of Fordyce Four,
9650 Clayton Road                                                               Incorporated, a corporation engaged
St. Louis, Missouri 63124                                                       in the acquisition and management of
                                                                                personal investments.

L. White Matthews, III (50)                   Trustee                           Executive Vice President of Finance
Eighth and Eaton Avenues                                                        since 1987, Union Pacific
Bethlehem, Pennsylvania 18018                                                   Corporation, a company engaged in
                                                                                transportation, exploration and
                                                                                refining of hydrocarbons, mining and
                                                                                real estate.

Nicholas G. Penniman, IV (58)                 Trustee                           Publisher, St. Louis Post-Dispatch
900 N. Tucker Boulevard                                                         since 1986. Senior Vice President of
St. Louis, Missouri 63101                                                       Pulitzer Publishing Company since
                                                                                1986.

William J. Tomko (37)                         President                         Senior Vice President, BISYS Fund
3435 Stelzer Road                                                               Services, Inc.
Columbus, Ohio 43219

W. Eugene Spurbeck (40)                       Vice President                    Manager, BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219



--------
* Mr. Johnston is deemed to be an "interested person" of the Trust for purposes of the 1940 Act by virtue of his ownership of common stock of Boatmen's Bancshares, Inc. ("Bancshares"), Boatmen's parent. Mr. Johnston's interest represents less than one-tenth of one percent of the outstanding shares of Bancshares.

                                                                                Principal Occupation(s)
Name and Address                              Position(s) with Trust            During Past 5 Years
----------------                              ----------------------            -------------------
Martin R. Dean (33)                           Treasurer                         Manager, Mutual Fund Accounting,
3435 Stelzer Road                                                               BISYS Fund Services, Inc. since May
Columbus, Ohio 43219                                                            1994.  Prior thereto, Senior
                                                                                Manager, KPMG Peat Marwick.

George O. Martinez (37)                       Secretary                         Senior Vice President and Director
3435 Stelzer Road                                                               of Legal and Compliance Services of
Columbus, Ohio 43219                                                            BISYS Fund Services, Inc. since
                                                                                April 1995.  Prior thereto, Vice
                                                                                President and Associate General
                                                                                Counsel of Alliance Capital
                                                                                Management, L.P.

Sheldon A. Jones (58)                         Assistant Secretary               Partner of the law firm of Dechert
Ten Post Office Square South                                                    Price & Rhoads.
Boston, Massachusetts 02109

Alaina Metz (28)                              Assistant Secretary               Employee of BISYS Fund Services
3435 Stelzer Road                                                               Limited Partnership since June 1995;
Columbus, Ohio 43219                                                            prior thereto, supervisor, Alliance
                                                                                Capital Management, L.P.

Bruce Treff (30)                              Assistant Secretary               Counsel, BISYS Fund Services, Inc.
3435 Stelzer Road                                                               since September 1995.  Prior
Columbus, Ohio 43219                                                            thereto, Manager, Alliance Capital
                                                                                Management, L.P.

         The Agreement and Declaration of Trust of the Funds (the "Trust Agreement") provides that, subject to its provisions, the business of the Funds shall be managed by the Trustees. The Trust Agreement provides that: (a) the Trustees may enter into agreements with other persons to provide for the performance and assumption of various services and duties, including, subject to their general supervision, advisory and administration services and duties, and also including distribution, custodian, transfer and dividend disbursing agency, shareholder servicing and accounting services and duties, (b) a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law, and (c) subject to the preceding clause, the Trustees are not responsible or liable for any neglect or wrongdoing of any officer or any person referred to in clause (a).


         Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and/or may have in the future, transactions with Boatmen's, Boatmen's Bancshares, Inc. ("Bancshares") (Boatmen's parent prior to the January 1997 merger of Bancshares into NationsBank Corporation ("NationsBank")), NationsBank, BISYS and their respective affiliates. The Funds have been advised by such Trustees and officers that all such transactions have been and are expected to be ordinary transactions, and that the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions with other customers.

         Each officer holds comparable positions with certain other investment companies for which BISYS or its affiliates serve as administrator and/or distributor.

         The following table provides information relating to the aggregate compensation received by the Trustees from the Registrant for the fiscal year ended August 31, 1996.

                               COMPENSATION TABLE

              (1)                         (2)                 (3)                  (4)                  (5)
                                                                                                   TOTAL COMPEN-
                                      AGGREGATE            PENSION OR           ESTIMATED           SATION FROM
            NAME OF                  COMPENSATION          RETIREMENT             ANNUAL           REGISTRANT AND
        PERSON, POSITION                 FROM             BENEFITS UPON        BENEFITS UPON        FUND COMPLEX
                                      REGISTRANT           RETIREMENT           RETIREMENT        PAID TO PERSONS
J. Hord Armstrong, III                  $26,000                0                    0                 $26,000
Lee F. Fetter (Chairman)                $28,000                0                    0                 $28,000
Henry O. Johnston*                      $26,000                0                    0                 $26,000
L. White Matthews, III                  $26,000                0                    0                 $26,000
Nicholas G. Penniman, IV                $26,000                0                    0                 $26,000

* "Interested person" of the Funds for purposes of the 1940 Act.

         Each of the Trustees who are not "interested persons" of the Funds for purposes of the 1940 Act (the "non-interested Trustees") is compensated by the Funds for his services as such. The compensation paid to the non-interested Trustees other than the Chairman is $13,000 per year and $2,000 for each meeting attended by such Trustee. The compensation paid to the Chairman is $18,000 and $2,000 for each Trustee meeting attended. Each of the non-interested Trustees is entitled to reimbursement for out-of-pocket expenses. Compensation paid to the Trustees who are considered interested persons is paid directly by the investment adviser. Trustees fees during the fiscal year ended August 31, 1996, distributed to or accrued for the account of the non-interested Trustees (four persons), amounted to approximately $106,000, which represented the total compensation paid by the Funds to the Trustees during that year.


               THE INVESTMENT ADVISER, ADMINISTRATOR, DISTRIBUTOR
                               AND TRANSFER AGENT

INVESTMENT ADVISER


         Boatmen's Trust Company, P.O. Box 14737, 100 North Broadway, St. Louis, Missouri 63178, acts as investment adviser to the Funds. As adviser, Boatmen's is responsible for the management of each Fund's assets pursuant to separate Advisory Agreements between each Fund and Boatmen's.

         On August 30, 1996, Bancshares, of which Boatmen's is a wholly-owned subsidiary, and NationsBank announced that they have entered into an agreement pursuant to which Bancshares will merge into NationsBank. The proposed merger, which will take place in January 1997, is subject to a number of conditions, including approval by the appropriate regulatory authorities and by the shareholders of both Bancshares and NationsBank. When the proposed merger is consummated, Boatmen's will become a wholly-owned subsidiary of NationsBank.


         Under each Advisory Agreement, Boatmen's, subject to the supervision of the Trustees of the Funds, manages the investment operations of each of the Funds.

         Each Advisory Agreement provides that, subject to Section 36 of the 1940 Act, Boatmen's will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except liability to the Funds or its shareholders to which Boatmen's would otherwise be subject by reason of its willful misfeasance, bad faith or gross negligence in the performance of, or its reckless disregard of, its obligations and duties under the Agreement. Each Agreement provides that the Funds will indemnify Boatmen's against certain liabilities, including liabilities under the Federal securities laws, or, in lieu thereof, contribute to resulting losses.

         Boatmen's began serving as investment adviser to the Treasury Fund and Diversified Fund on June 1, 1994 and began serving as investment adviser to the Tax-Exempt Diversified Fund and Tax-Exempt Fund on July 1, 1995. Goldman Sachs, acting through its separate operating division, Goldman Sachs Asset Management, served as investment adviser to the Tax-Exempt Diversified Fund and Tax-Exempt Fund prior to July 1, 1995.

         Boatmen's is entitled to receive advisory fees on a monthly basis at an annual rate of .15 of 1% of the Diversified Fund's average net assets, .15 of 1% of the Treasury Fund's average net assets, .20 of 1% of the Tax-Exempt Diversified Fund's average net assets and .20 of 1% of the Tax-Exempt Fund's average net assets. For the fiscal year ended August 31, 1996, total advisory fees paid by the Diversified Fund and Treasury Fund were .13% and .15% of each Fund's net assets, respectively. For the fiscal year ended August 31, 1995, total advisory fees paid by the Diversified Fund and Treasury Fund were .07% and
 .08% of each Fund's net assets, respectively. For the fiscal year ended August 31, 1994 (under the former advisory agreements from September 1, 1993 to June 1, 1994, and from June 1, 1994 to August 31, 1994), total advisory fees paid by the Diversified Fund and Treasury Fund were .07% and .08%, respectively.

         For the fiscal year ended August 31, 1996, total advisory fees paid by the Tax-Exempt Fund were .22% of net assets and .20% of the net assets of the Tax-Exempt Diversified Fund. For the fiscal year ended August 31, 1995, total advisory fees paid by the Tax-Exempt Fund were .20% of net assets and .17% of the net assets of the Tax-Exempt Diversified Fund. For the fiscal year ended August 31, 1994, during which Goldman Sachs acted as investment adviser to each of the Tax-Exempt Funds, the compensation received by Goldman Sachs for services and expenses (net of fees waived) constituted .28% of the net assets of the Tax-Exempt Fund and .14% of the net assets of the Tax-Exempt Diversified Fund.

         In connection with the foregoing services, Boatmen's bears all costs incurred by it in connection with the performance of its duties, other than the cost (including taxes and brokerage commissions, if any) of securities purchased for each Fund.

         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Boatmen's is a state-chartered trust company. Boatmen's believes that it may perform the services contemplated by its agreement with the Funds without violation of such banking laws or regulations, which are applicable to it. It should be noted, however, that future changes in either Federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Boatmen's from continuing to perform such services for the Funds.

         Should future legislative, judicial or administrative action prohibit or restrict the activities of Boatmen's in connection with the provision of services on behalf of the Funds, the Funds might be required to alter materially or discontinue their arrangements with Boatmen's and change their method of operations. It is not anticipated, however, that any change in the Funds' method of operations would affect the net asset value per share of any Fund or result in a financial loss to any shareholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing shares of an open-end investment company were relaxed, the Funds expect that Boatmen's would consider the possibility of offering to perform some or all of the services now provided by BISYS and PFD. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Boatmen's might offer to provide services for consideration by the Trustees.


         The Advisory Agreements for such Funds were approved by the Trustees, including the "non-interested" Trustees (as defined under "Investment Restrictions"), on October 22, 1996 and by shareholders of each Fund on December 18, 1996, except for shareholders of Pilot Missouri Short-Term Tax-Exempt Fund and Pilot Short-Term U.S. Treasury Fund, who approved the Advisory Agreements on December 20, 1996. Each Advisory Agreement will remain in effect until May 31, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually: (1) by vote of a majority of the outstanding shares of each such Fund (as defined under "Investment Restrictions") or by the Trustees of the Funds, and (2) by the vote of a majority of the "non-interested" Trustees. Each Agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time without penalty by the Trustees of the Funds or by vote of a majority of the outstanding shares of the Fund affected thereby (as defined under "Investment Restrictions") on 60 days' written notice to Boatmen's and by Boatmen's on 60 days' written notice to the Funds.


THE ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT

         BISYS, a wholly-owned subsidiary of The BISYS Group, Inc., which has its principal offices at 3435 Stelzer Road, Columbus, Ohio 43219, provides administrative services for the Funds as described in their Prospectuses pursuant to an Administration Agreement dated as of June 1, 1996. The Agreement will continue in effect with respect to each Fund until June 1, 1997 and thereafter will be automatically extended as to a particular Fund for successive periods of one year, provided that such continuance is specifically approved:
(a) by a vote of a majority of those members of the Board of Trustees of the Funds who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Funds or by vote of a majority of the outstanding voting securities of such Fund. The Agreement is terminable by the Board of Trustees of the Funds with regard to any Fund, without the payment of any penalty, at any time if for cause. "Cause" shall mean a material breach by BISYS of its obligations under the Agreement which shall not have been cured within 60 days after the date on which BISYS shall have received written notice setting forth in detail the facts alleged to give rise to the breach.

         For its services under the Administration Agreement, BISYS is entitled to receive an administration fee from the Funds, which is calculated based on the net assets of all Funds combined. Under the Administration Agreement, each Fund pays its pro-rata share of an annual fee to BISYS, computed daily and payable monthly, of .115 of 1% of the Funds' average net assets up to $1.5 billion, .110 of 1% of the Funds' average net assets on the next $1.5 billion, and .1075 of 1% of the Funds' average net assets in excess of $3 billion. From time to time, BISYS may waive fees or voluntarily reimburse the Funds for expenses. For the period March 31, 1994 to August 31, 1994, the amount of the administrator fee paid by the Funds to Concord Holding Corporation ("Concord"), an affiliate of BISYS and the Trust's former Administrator, was $1,198,735. For the fiscal year September 1, 1994 through August 31, 1995, the Treasury, Diversified, Tax-Exempt Diversified and Tax-Exempt Funds paid Concord $1,357,012, $1,479,697, $449,267 and $293,693, respectively, for the performance of administrative services during such period. For the fiscal year September 1, 1995 through August 31, 1996, the Treasury, Diversified, Tax-Exempt Diversified and Tax-Exempt Funds paid BISYS $1,880,792, $1,598,802, $433,805 and $257,068, respectively, for the performance of administrative services during such period.

         BISYS will bear all expenses in connection with the performance of its services under the Administration Agreement for the Funds with the exception of fees for certain fund accounting services which are borne by the Funds.

         The Administration Agreement provides that BISYS shall not be liable for any error of judgment or mistake of law or any loss suffered by any Fund in connection with the matters to which the Agreement relates except a loss resulting from willful misfeasance, bad faith or negligence in the performance of BISYS' duties or from the reckless disregard by BISYS of its obligations and duties thereunder.

         Pilot Funds Distributors, Inc. ("PFD"), a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the exclusive distributor of the shares of each of the Funds pursuant to a Distribution Agreement with the Funds dated as of June 1, 1996. shares are sold on a continuous basis by PFD as agent, although PFD is not obligated to sell any particular amount of shares. No compensation is payable by the Funds to PFD for its distribution services.

         The Distribution Agreement with PFD will continue in effect with respect to each Fund until June 1, 1997 and thereafter will be automatically extended for successive terms of one year, provided that such continuance is specifically approved: (a) by a majority of those members of the Board of Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of any plan that has been adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act ("Plan") or in any agreement entered into in connection with such plans ("Disinterested Trustees"), pursuant to a vote cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Funds or by vote of a majority of the outstanding voting securities of the Funds. The Agreement is terminable by the Funds at any time with regard to any class of its shares, without the payment of any penalty, by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities of such class on 60 days' written notice to PFD, or by PFD at any time, without payment of any penalty, on 60 days' written notice to the Funds.

         BISYS Fund Services, Inc. (the "Transfer Agent"), located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' transfer agent and dividend disbursing agent. The Transfer Agent is a wholly-owned subsidiary of The BISYS Group, Inc. Under its Transfer Agency Agreement with the Funds, the Transfer Agent, has undertaken with the Funds to: (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, or monthly statements in lieu thereof, as well as certain other statements, (iii) provide certain information to the Funds' custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For the fiscal year September 1, 1995 through August 31, 1996, the Transfer Agent received a fee of $28,182 in its capacity as transfer agent. For the fiscal year September 1, 1994 through August 31, 1995, Concord Financial Services, Inc., the Funds' former transfer agent, received a fee of $14,493 in the capacity of transfer agent. Prior to June 1, 1994, Goldman, Sachs & Co. served as the Funds' transfer agent.

EXPENSES

         The Funds are responsible for all expenses other than those expressly borne by Boatmen's, BISYS, the Distributor, and the Transfer Agent under the Advisory Agreements, Administration Agreement, Distribution Agreement, and Transfer Agency Agreement, respectively. Such expenses include, without limitation, the fees payable to Boatmen's, BISYS, the Distributor and the Transfer Agent, the fees and expenses of the Funds' custodian, brokerage fees and commissions, any portfolio losses, filing fees for the registration or qualification of the Funds' shares under federal or state securities laws, expenses of the organization of the Funds, fees and expenses incurred by the Funds in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law, legal and auditing and tax fees and expenses, expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Funds' shareholders and regulatory authorities, compensation and expenses of its Trustees and extraordinary expenses incurred by the Funds.

                             PORTFOLIO TRANSACTIONS

         Boatmen's places the portfolio transactions of the respective Funds and of all other accounts managed by Boatmen's for execution with many firms. Boatmen's uses their best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, Boatmen's will use their best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.

         In certain instances there may be securities which are suitable for more than one Fund advised by Boatmen's as well as for one or more of the other clients of Boatmen's. Investment decisions for each Fund and for Boatmen's other clients are made with a view to achieving their respective investment objectives. It may happen that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Funds believe that over time its ability to participate in volume transactions will produce superior executions for the Funds.

         During the fiscal year ended August 31, 1996, the Funds acquired/sold securities of its regular brokers/dealers: Prudential Funding Corp., Bear Sterns Co., Inc., Dean Witter Discover and Co., J.P. Morgan, Lehman Bros., Merrill Lynch, and State Street Bank & Trust.


                                 NET ASSET VALUE


         The net asset value per share of each Fund is determined by the Funds' custodian at 2:00 p.m., Central time (3:00 p.m., Eastern time), for the Diversified and Treasury Funds and 12:00 Noon, Central time, (1:00 p.m. Eastern time) for the Tax-Exempt Funds on each Business Day. A Business Day means any day on which the New York Stock Exchange and the Custodian are open for business and the New York Stock Exchange (the "Exchange") is open for trading, which is Monday through Friday except for holidays (scheduled Exchange holidays for 1997 are: New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day).


         Pursuant to a rule of the SEC, the Funds' securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $1.00 per share, which the Board of Trustees has determined to be in the best interest of the Funds and their shareholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During such periods, the yield to an investor in a Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

During periods of declining interest rates, the quoted yield on shares of a Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he purchased shares of the Fund on that day than could be obtained from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

         The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of a Fund by the Trustees, at such intervals as they deem appropriate, to determine whether its net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per share based on amortized cost, as well as review of methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event that the Trustees should determine that a deviation exists which could result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they may deem to be necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, the Trustees have the authority: (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends. Each Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on such Fund's shares. Such procedures also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

         In order to continue to use the amortized cost method of valuation, each Fund's investments, including repurchase agreements, must be U.S. dollar-denominated instruments which the Trustees determine to present minimal credit risk and be rated within one of the two highest rating categories for short-term debt obligations by at least two major rating agencies assigning a rating to the security or issuer, or if only one rating agency has assigned a rating, by that agency. Purchases by the Diversified and Treasury Funds of securities which are unrated or rated by only one rating agency must be approved or ratified by the Trustees. Securities which are unrated may be purchased only if they are deemed to be of comparable quality to rated securities.

         Each of the Funds may not maintain a dollar-weighted average portfolio maturity of more than 90 days nor purchase portfolio securities with maximum remaining maturities of more than 13 months (13 months is defined herein and in the rule to equal 397 days). However, a Fund may also, consistent with the provisions of the above-mentioned rule, invest in securities with a maturity of more than 13 months, provided that the security is either a variable U.S. Government security, or a floating or variable rate security with certain demand interest rate reset features. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, that Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.


                                   REDEMPTIONS

         The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted, by applicable rules and regulations of The Securities and Exchange Commission, (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the shareholders of the Funds, or (iv) at any other time when the Funds may, under applicable laws and regulations, suspend payment on the redemption of its shares. The Trust may also suspend or postpone the recordation of the transfer of its shares under any of the foregoing circumstances.

         The Funds agree to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Funds reserve the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio although the Funds have no current intention to do so. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the net asset value of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.


                         CALCULATION OF YIELD QUOTATIONS

         Each Fund's yield quotations are calculated by a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one share at the beginning of a seven-day period.

         The yield quotation is computed as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period is determined by dividing the net change in account value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. Such yield quotations shall take into account all fees that are charged to a Fund.

         Each Fund also may advertise a quotation of effective yield for a 7-calendar day period. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:

         Effective Yield = [(base period return + 1)(365/7)] - 1.

         The Tax-Exempt Funds may also advertise a tax equivalent yield which is computed by dividing that portion of the Fund's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax-exempt and a tax equivalent effective yield computed by compounding the tax equivalent yield on a weekly basis.

         Unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, the return for a Fund will fluctuate from time to time and does not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions, as well as the expenses allocated to each Fund. The return of a Fund may not be readily comparable to other investment alternatives because of differences in the foregoing variables and in the methods used to value portfolio securities, compute expenses, and calculate return.

         Yield, effective yield, tax equivalent yield and tax equivalent effective yield are calculated separately for Pilot Shares, Administration Shares and Investor Shares (formerly known as Centerland Shares, Centerland Administration Shares and Centerland Service Shares, respectively). Each type of share is subject to different fees and expenses and may have differing yields for the same period.

         The yield of each Fund with respect to Pilot Shares, Administration Shares and Investor Shares for the seven-day period ended August 31, 1996 was as follows:

                                                                              Tax Equivalent      Tax Equivalent
                                                                              --------------      --------------
                                            Yield         Effective Yield         Yield          Effective Yield
                                            -----         ---------------         -----          ---------------
Treasury Fund
         Pilot Shares                       4.80%             4.91%               N/A               N/A
         Administration Shares              4.55%             4.65%               N/A               N/A
         Investor Shares                    4.30%             4.39%               N/A               N/A

Diversified Fund
         Pilot Shares                       5.11%             5.25%               N/A               N/A
         Administration Shares              4.87%             4.98%               N/A               N/A
         Investor Shares                    4.62%             4.72%               N/A               N/A

Tax-Exempt Fund
         Pilot Shares                       3.09%             3.14%               5.12%             5.20%
         Administration Shares              2.85%             2.89%               4.72%             4.78%
         Investor Shares                    2.60%             2.63%               4.30%             4.35%

Tax-Exempt Diversified Fund
         Pilot Shares                       3.16%             3.21%               5.23%             5.31%
         Administration Shares              2.91%             2.95%               4.82%             4.88%
         Investor Shares                    2.66%             2.69%               4.40%             4.45%

         The quotations of tax equivalent yield set forth in advertising, marketing and other Funds literature are based on a federal marginal tax rate of 39.6%. Tax-equivalent yield may be higher when combined with Missouri state personal income tax rates.

         From time to time, the Funds may publish an indication of one or more Fund's past performance as measured by independent sources, such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal.


                                 TAX INFORMATION

         Each Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

         In order to qualify as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (such as gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its annual gross income from the sale or other disposition of: (i) stock or securities, (ii), options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or foreign currency options, futures and forward contracts) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities), held less than three months (the "30% Limitation"); and (c) diversify its holdings so that, at the end of each quarter of its taxable year:
(i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited for any one issuer to an amount not greater than 5% of the Fund's total assets and

10% of the outstanding voting securities of that issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer.

         Each Fund, as a regulated investment company, generally should not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are distributed to shareholders in any taxable year, provided that the Fund distributes at least 90% of its investment company taxable income and its net tax-exempt interest income, if any, each taxable year. In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not taking into account any capital gains or loss) for such year, at least 98% of the excess of its capital gains over its capital losses computed on the basis of the one-year period ending on October 31 of such year, and any ordinary income and capital gains for previous years that were not distributed during those years. A distribution, including an "exempt-interest dividend," will be treated as having been paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

         The Funds intend that the Tax-Exempt Funds each will qualify under the Code to pay "exempt-interest dividends" to its shareholders. The Tax-Exempt Funds will be so qualified if, at the close of each quarter of their taxable year, at least 50% of the value of their total assets consists of securities on which the interest payments are exempt from federal income tax. To the extent that dividends distributed by the Tax-Exempt Funds to their shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Tax-Exempt Funds, they will be excludable from the gross income of the shareholders for federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total income is large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. It should also be noted that tax-exempt interest on private activity bonds in which a Tax-Exempt Fund may invest generally is treated as a tax preference item for purposes of the alternative minimum tax for corporate and individual shareholders. The Tax-Exempt Funds will inform shareholders annually as to the portion of the distributions from such Funds which constituted "exempt-interest dividends."

         Dividends paid out of a Fund's investment company taxable income will be treated as ordinary income in the hands of shareholders. Because no portion of a Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of such dividends is expected to qualify for the corporate dividends-received deduction. Distributions of net capital gains, if any, which are designated as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders, and are not eligible for the corporate dividends-received deduction. Net capital gains for a taxable year are computed by taking into account any capital loss carry-forward of a Fund. The Funds are not normally expected to realize any long-term capital gains or losses.

         Distributions of investment company taxable income and net capital gains will be taxable as described above, whether received in additional shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis in each share so received equal to the net asset value of such share on the reinvestment date.

         Investments by a Fund in zero coupon securities (other than tax-exempt zero coupon securities) will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which a Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Similarly, investments in tax-exempt zero coupon securities will result in a Fund accruing tax-exempt income each year that the securities are held, even though the Fund receives no cash payments of tax-exempt interest. This tax-exempt income is included in determining the amount of net tax-exempt interest income which a Fund must distribute to maintain its status as a regulated investment company.


         Gain derived by a Fund from the disposition of any market discount bonds, including tax-exempt market discount bonds, held by the Fund will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.


         Any gain or loss realized by a shareholder upon the sale or other disposition of shares, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares in the Tax-Exempt Funds with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for less than six months.

         Under the Code, a shareholder may not deduct that portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends (such as the shares of the Tax-Exempt Funds) which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends (excluding net capital gain dividends) received by the shareholder. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered to be used to purchase or carry particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to such purchase.

         Each Fund may be subject to foreign withholding taxes on its investments in certain securities of foreign entities. These taxes may be reduced under the terms of applicable tax treaties, and each Fund intends to satisfy any procedural requirements to qualify for benefits under these treaties. In the unlikely event that more than 50% of the value of its total assets at the close of a taxable year is composed of stock or securities of foreign corporations, a Fund may make an election under Code Section 853 to permit its shareholders (subject to limitations) to claim a credit or deduction on their federal income tax returns for their pro rata portion of qualified taxes paid by that Fund in foreign countries. In the event such an election is made, shareholders would be required to include their pro rata share of such taxes in gross income and may be entitled to claim a foreign tax credit or deduction for the taxes, subject to certain limitations under the Code. Shareholders who are precluded from taking such credits or deductions will nevertheless be taxed on their pro rata share of the foreign taxes included in their gross income, unless they are otherwise exempt from federal income taxes. It is not expected, however, that more than 50% of a Fund's total assets will consist of stock or securities of foreign corporations and, consequently, it is not expected that shareholders will be eligible to claim a foreign tax credit or deduction with respect to foreign taxes paid by a Fund.

         Each Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions (except in the case of certain exempt shareholders). Under the backup withholding provisions of Code Section 3406, all such distributions may be subject to withholding of federal income tax at the rate of 31%. This tax generally would be withheld if: (a) the payee fails to furnish a Fund with the payee's taxpayer identification number ("TIN") under penalties of perjury, (b) the IRS notifies a Fund that the TIN furnished by the payee is incorrect, (c) the IRS notifies a Fund that the payee has failed to properly report interest or dividend income to the IRS, or (d) when required to do so, the payee fails to certify under penalties of perjury that it is not subject to backup withholding. An individual's TIN is his or her social security number. The Funds may refuse to accept an application that does not contain any required TIN or certification that the number provided is correct. If the withholding provisions are applicable, any distributions, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax consequences of an investment in a Fund.

         The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable U.S. income tax treaty) on certain distributions.

STATE AND LOCAL

         The Funds may be subject to state or local taxes in jurisdictions in which the Funds may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Funds and its shareholders under such laws may differ from their treatment under Federal income tax laws. Also, an investment in the Funds may have different tax consequences for shareholders than would a direct investment in the securities held by the Funds. Shareholders should consult their own tax advisers concerning these matters. For example, in such states or localities, it may be appropriate for shareholders to review with their tax advisers the state income tax consequences of investments by the Funds in securities issued or guaranteed as to principal and interest by the U.S. Government or its various agencies or instrumentalities, portfolio repurchase agreements, and securities loans.

         To the extent that distributions made by the Tax-Exempt Fund qualify as "exempt-interest dividends" for federal income tax purposes, are derived from interest on obligations of the state of Missouri or any of its political subdivisions or authorities, and are designated by the Tax-Exempt Fund as "state income tax exempt-interest dividends," these distributions will be exempt from Missouri income taxation.

         Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Tax-Exempt Funds. The term "substantial user" generally includes any "non-exempt person" who regularly uses in his or her trade or business a part of a facility financed by industrial development bonds. Generally, an individual will not be a "related person" of a substantial user under the Code unless the person or his or her immediate family owns directly or indirectly in the aggregate more than a 50% equity interest in the substantial user.


                         ORGANIZATION AND CAPITALIZATION

         The Pilot Funds is a Massachusetts business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 15, 1982, as amended (the "Declaration of Trust") under the name Centerland Fund. On June 1, 1994, the name of the Funds was changed to The Pilot Funds. Each shareholder is deemed to have expressly assented and agreed to the terms of the Declaration of Trust and is deemed to be a party thereto. The authorized capital of the Funds consists of an unlimited number of units of beneficial interest, which are referred to as "shares" in this Statement of Additional Information. The Trustees have authority under the Declaration of Trust to create and classify shares of beneficial interest in separate series ("Funds") without further action by shareholders. The Trustees have established fourteen Funds, four of which are offered herein and known as Pilot Short-Term Diversified Assets Fund, Pilot Short-Term U.S. Treasury Fund, Pilot Short-Term Tax-Exempt Diversified Fund and Pilot Missouri Short-Term Tax-Exempt Fund. Each share of each Fund has a par value of $.001. It represents an equal proportionate interest in that Fund with each other share, and is entitled to such distributions out of the income belonging to the Fund as are declared by the Trustees. Upon the liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund available for distribution. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series or Fund of shares into one or more classes. The Trustees have authorized the issuance of three classes of each of the Funds offered hereby: Pilot Shares, Administration Shares and Investor Shares. Each Pilot Share, Administration Share and Investor Share is entitled to one vote per share: however, separate votes will be taken by each Fund or class (or by one or more Funds voting as a single class if similarly affected) on matters affecting only that individual Fund or class (or those affected Funds or classes) or as otherwise required by law. Fractional shares are entitled to proportionate fractional votes. Shares have neither cumulative voting rights nor any preemptive, subscription, or conversion rights (the right of redemption is described under "Transaction Rules" and "How to Sell Shares" in the Prospectus). Shares when issued as described herein are fully paid and nonassessable, except as expressly set forth below. For information relating to possible mandatory redemption of shares at the option of the Funds, see "Transaction Rules" and "How to Sell Shares" in the Prospectus. The Trust Agreement provides for shareholder voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of the Trustee or successor thereto, and until the election and qualification of his successor, if any, elected at that meeting, or until the Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

SHAREHOLDER AND TRUSTEE LIABILITY

         The Pilot Funds is an entity of the type commonly known as a "Massachusetts business trust," which is the form in which many mutual funds are organized. Shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Funds. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Funds shall, upon request, assume the defense of any claim made against a shareholder for any act or obligation of the Funds, and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is not material.

         The Declaration of Trust provides that the Trustees of the Funds shall not be liable for any action taken by them in good faith, and that they shall be fully protected in relying in good faith upon the records of the Funds and upon reports made to the Funds by persons selected in good faith by the Trustees as qualified to make such reports. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust provides that the Funds will indemnify the Trustees and officers of the Funds against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Funds, unless it is determined, in the manner provided in the Declaration of Trust, that they have not acted in good faith in the reasonable belief that, in the case of conduct in their official capacity with the Funds, their conduct was in the best interests of the Funds and that, in all other cases, their conduct was at least not opposed to the best interests of the Funds (and that, in the case of any criminal proceeding, they had no reasonable cause to believe that the conduct was unlawful). However, nothing in the Declaration of Trust or the By-Laws protects or indemnifies Trustees or officers against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

                                    CUSTODIAN

         Boatmen's Trust Company, 100 North Broadway, St. Louis, Missouri 63178-4737 is the custodian of the Funds' assets.


                       INDEPENDENT ACCOUNTANTS AND COUNSEL

         Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Funds. In addition to audit services, Arthur Andersen LLP, prepares the Funds' federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters. The financial statements of the Funds incorporated by reference into this Statement of Additional Information (under "Financial Statements") are from the Funds' annual report for the year ended August 31, 1996, and the data set forth under "Selected Per Share Data and Ratios" in the Prospectus have been audited by Arthur Andersen LLP, as indicated in their report with respect thereto, and are included in reliance upon the authority of said firm as experts in giving the reports.

         Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, serves as general counsel to the Funds.


                                  MISCELLANEOUS


         Based on holdings and total shares outstanding as of October 23, 1996, the following persons would own beneficially or of record 5% or more of the outstanding shares as indicated in the table below:



                                             Class and Amount of           Percentage of
                                             Shares Owned and            Total Outstanding
Name and Address                             Type of Ownership                Shares
----------------                             -----------------           -----------------
PILOT SHORT-TERM U.S. TREASURY FUND
Boatmen's Trust Company                      641,706,979.410                  38.30%
Boatmen's Trust Co.                          Pilot Class
100 N. Broadway                              (Record)
St. Louis, MO  63178

Boatmen's Trust CO                           617,672,561.610                  36.87%
100 N. Broadway                              Pilot Class
St. Louis, MO  63178                         (Record)


PILOT SHORT-TERM DIVERSIFIED ASSETS FUND
Boatmen's Trust CO                           979,864,886.180                  43.98%
100 N. Broadway                              Pilot Class
St. Louis, MO  63178                         (Record)

Boatmen's Trust CO                           886,917,208.760                  39.80%
100 N. Broadway                              Pilot Class
St. Louis, MO  63178                         (Record)

PILOT SHORT-TERM TAX-EXEMPT
DIVERSIFIED FUND
Boatmen's Trust CO                           394,956,695.910                  95.81%
100 N. Broadway                              Pilot Class
St. Louis, MO  63178                         (Record)


PILOT MISSOURI SHORT-TERM
TAX-EXEMPT FUND
Locust Street Custody                        153,008,408.500                  70.12%
100 N. Broadway                              Pilot Class
St. Louis, MO  63178                         (Record)

Nature of Ownership. Except with respect to certain defined benefit plans sponsored by Boatmen's and its affiliates, (a) none of Boatmen's, or any of its affiliates, has any economic interest in any of the shares held of record by them and (b) all such shares are held by them for the benefit of others in a trust, agency or other fiduciary or representative capacity.



                              FINANCIAL STATEMENTS

         The financial statements and related report of Arthur Andersen LLP contained in the 1996 Annual Report of the Funds are hereby incorporated by reference and attached hereto.


                               ADMINISTRATION PLAN

         Each Fund has adopted an administration plan (the "Plan") with respect to the Administration Shares which will authorize the Funds to compensate certain institutions ("Service Organizations") for providing certain account administration services to their customers who are beneficial owners of such shares. Pursuant to the Plan, each Fund will enter into agreements with Service Organizations which purchase Administration Shares on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may: (a) aggregate and process purchase, exchange and redemption requests from customers and place net purchase, exchange and redemption orders with the Funds' distributor; (b) provide clients with a service that invests the assets of their accounts in Administration Shares pursuant to specific or pre-authorized instructions; (c) process dividend payments from the Funds on behalf of clients and assist clients in changing dividend options, account designations and addresses; (d) provide and maintain elective services such as check writing and wire transfer services; (e) act as sole shareholder of record and nominee for clients; (f) maintain account records for clients; (g) issue confirmations of transactions; (h) provide subaccounting with respect to Administration Shares beneficially owned by clients or the information to the Funds necessary for subaccounting; (i) if required by law, forward shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to clients; and
(j) provide other similar administrative services.

         As compensation for such services, each Fund will pay each Service Organization a service fee in an amount up to .25 of 1% (on an annualized basis) of the average daily net asset value of the Administration Shares of each Fund attributable to or held in the name of such Service Organization. For the fiscal years ended August 31, 1996, August 31, 1995 and August 31, 1994, with respect to each Fund then in existence, the amount of the administration fees paid by each Fund to Service Organizations was:

                          Fund                                   1996                 1995               1994
                          ----                                   ----                 ----               ----
Pilot Short-Term U.S. Treasury Fund                            $535,662             $353,371           $232,476

Pilot Short-Term Diversified Assets Fund                       $579,043             $703,026           $858,564

Pilot Missouri Short-Term Tax-Exempt Fund                      $ 25,994             $  7,552           $  1,173

Pilot Short-Term Tax-Exempt Diversified Fund                   $ 33,990             $ 23,899           $  2,587

         The Funds have adopted the Plan pursuant to Rule 12b-1 under the 1940 Act, except that holders of Administration Shares do not enjoy the voting rights specified in Rule 12b-1. Rule 12b-1, which was adopted by the SEC under the 1940 Act, regulates the circumstances under which an investment company such as the Funds may bear expenses associated with the distribution of its shares. In particular, such an investment company cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Funds believe that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of Administration Shares.

         Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by the Funds in connection with the investment of fiduciary funds in Administration Shares. Service Organization's, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in Administration Shares. In addition, under some state securities laws, banks and other financial institutions purchasing Administration Shares on behalf of their customers may be required to register as dealers.

         The Trustees of the Funds, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of such Plan or the related Service Agreements, voted:
(a) to continue the Plan and Service Agreements at a meeting called for the purpose of voting on such Plan and Service Agreements on October 20, 1993 and
(b) to revise the Plan and Service Agreements, effective March 31, 1994, at a meeting called for the purpose of voting on such Plan and Service Agreements on March 3-4, 1994. The Trustees voted to continue the Plan and Service Agreements at a meeting called for the purpose of voting on such Plan and Service Agreements on May 21, 1996. The Plan and Service Agreements will remain in effect until May 31, 1997 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. All material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Administration Shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Administration Shares of the affected Fund on not more than 60 days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons shall be committed to the discretion of the non-interested members of the Board of Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Funds and holders of Administration Shares of such Funds. In the Trustees' quarterly review of the Plan and Service Agreements, they will consider their continued appropriateness and the level of compensation provided therein.

                  APPENDIX: DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

LONG-TERM RATINGS

         Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than with Aaa securities.

         Moody's applies numerical modifiers, 1, 2, and 3 in the Aa category. The modifier 1 indicates that the security ranks in the higher end of the Aa category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the Aa category.

SHORT-TERM RATINGS

         P-1: Issuers have a superior capacity for repayment of short-term promissory obligations. Prime-1 or P-1 repayment capacity will normally be evidenced by the following characteristics:

         Leading market positions in well-established industries.

         High rates of return on funds employed.

         Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         Well-established access to a range of financial markets and assured sources of alternate liquidity.

         P-2: Issuers have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Symbols used will be as follows:

         MIG-1--Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

         MIG-2--Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well-established.

         A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed


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maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met. VMIG-1, VMIG-2 and VMIG-3 ratings carry the same definitions as MIG-1, MIG-2 and MIG-3, respectively.

STANDARD & POOR'S CORPORATION

LONG-TERM RATINGS

         AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

         AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. The ratings in AA may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM RATINGS

         A-1: Standard & Poor's short-term ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

         A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1." Municipal notes issued since July 29, 1984 are rated "SP-1," "SP-2," and "SP-3." The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus ("+") sign is added to those issues determined to possess overwhelming safe characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest while an SP-3 designation indicates speculative capacity to pay principal and interest.

DUFF & PHELPS

LONG-TERM RATINGS

         AAA: Instruments rated AAA are of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA+, AA, AA-: Instruments bearing these designations are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

SHORT-TERM RATINGS

         DUFF 1 PLUS: These instruments bear the highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         DUFF 1: These instruments bear very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

         DUFF 1 MINUS: These instruments bear high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.


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         DUFF 2: These instruments bear good certainty of timely payment.
Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH INVESTORS SERVICE, INC.

LONG-TERM RATINGS

         AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

         Plus ("+") and minus ("-") signs are used with a rating symbol to indicate the relative position of a credit within the AA rating category.

SHORT-TERM RATINGS

         F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues with "F-1"+ and "F-1" ratings.

         LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

IBCA LIMITED AND IBCA, INC.

LONG-TERM RATINGS

         AAA: Obligations rated AAA are obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

         AA: Obligations rated AA are obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

         "+" or "-" may be appended to denote relative status within major rating categories.

SHORT-TERM RATINGS

         A1+: Obligations supported by the highest capacity for timely repayment.

         A1: Obligations supported by a very strong capacity for timely repayment.


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
         A2: Obligations supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

THOMSON BANKWATCH, INC.

LONG-TERM RATINGS

         AAA: The highest category; indicates a superior ability to repay principal and interest on a timely basis.

         AA: The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. Ratings in the Long-Term Debt categories may include a plus ("+") or minus ("-") designation which indicates where within the respective category the issue is placed.

SHORT-TERM RATINGS

         TBW-1: The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2: The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal and interest.


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